UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock ACWI ex-US Index Fund
BlackRock Bond Index Fund
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Prime
BlackRock Cash Funds: Government
BlackRock Cash Funds: Treasury
BlackRock CoreAlpha Bond Fund
LifePath® Retirement Portfolio
LifePath 2020 Portfolio®
LifePath® 2025 Portfolio
LifePath 2030 Portfolio®
LifePath® 2035 Portfolio
LifePath 2040 Portfolio®
LifePath® 2045 Portfolio
LifePath® 2050 Portfolio
LifePath® 2055 Portfolio
LifePath® Index Retirement Portfolio
LifePath® Index 2020 Portfolio
LifePath® Index 2025 Portfolio
LifePath® Index 2030 Portfolio
LifePath® Index 2035 Portfolio
LifePath® Index 2040 Portfolio
LifePath® Index 2045 Portfolio
LifePath® Index 2050 Portfolio
LifePath® Index 2055 Portfolio
BlackRock Russell 1000® Index Fund
BlackRock S&P 500 Stock Fund

Master Investment Portfolio
Active Stock Master Portfolio
ACWI ex-US Index Master Portfolio
Bond Index Master Portfolio
CoreAlpha Bond Master Portfolio
International TILTS Master Portfolio
LifePath® Retirement Master Portfolio
LifePath 2020 Master Portfolio®
LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Government Money Market Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Russell 1000® Index Master Portfolio

S&P 500 Stock Master Portfolio

Treasury Money Market Master Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

2

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock ACWI ex-US Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in US dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2014, the Fund’s Institutional Shares returned 5.25%, Investor A Shares returned 5.03% and Class K Shares returned 5.24%. The benchmark MSCI ACWI ex-US Index returned 5.56% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

•

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the U.S. Federal Reserve began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States dampened sentiment for the broader global economy.

•

International equities were back on the rise in February, with a significant surge in European stocks. Despite an unhealthily low inflation environment, fourth-quarter European gross domestic product (“GDP”) growth came in slightly higher than expected, driven largely by stronger growth in France and Germany. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (“ECB”) would soon take measures to combat the uncomfortably low level of inflation in the eurozone fueled a rally in Europe’s stock markets.

•

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient amid heightened expectations for policy action from the ECB given rising deflationary risk. At the same time, improvements in U.S. economic data and corporate earnings lifted investor sentiment broadly, while dovish comments from the Fed helped push the world’s stock markets higher. The ECB ultimately took policy action in early June, including the implementation of a negative deposit rate, a move that has never before been attempted by a major central bank. In contrast, the Bank of Japan disappointed with its decision to refrain from expanding its asset purchase program even as the nation continued to struggle with slowing economic momentum, causing Japanese equities to lag other developed world markets.

•

Escalating violence in Iraq pushed oil prices sharply higher in June, resulting in small declines across stock markets globally as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions took center stage and, against the backdrop of ongoing stimulus from the Fed and ECB, equity markets soon resumed their upward course.

•

U.K. and Japanese stocks, which represent the largest weightings in the MSCI EAFE Index composition, gained 5.17% and 0.68% (in U.S. dollar terms), respectively, for the six-month period. Other markets with notable weightings in the index generated positive returns, including Switzerland (+6.93%), France (+4.65%) and Germany (+1.31%). Of the 21 developed markets represented in the index, the strongest performers were Israel (+21.09%), Denmark (+19.72%), New Zealand (+14.98%), Italy (+14.45%), Spain (+12.29%), Norway (+12.26%) and Australia (+8.82%). Austria was the only market in the index to produce negative results for the period (-3.36%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in securities in the MSCI ACWI ex-US Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-US Index.

[3]	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2014

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[5]
Institutional	5.25%	21.24%	4.65%
Investor A	5.03	20.96	4.36
Class K	5.24	21.35	5.44
MSCI ACWI ex-US Index	5.56	21.75	5.73

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 31, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.50	$1.32	$1,000.00	$1,023.51	$1.30	0.26%
Investor A	$1,000.00	$1,050.30	$2.54	$1,000.00	$1,022.32	$2.51	0.50%
Class K	$1,000.00	$1,052.40	$0.87	$1,000.00	$1,023.70	$0.85	0.17%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and forward foreign currency exchange contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

June 30, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $10,202,784)	$17,429,925
Capital shares sold receivable	42,029
Receivable from administrator	7,240
Prepaid expenses	39,393

Total assets	17,518,587

Liabilities
Contributions payable to the Master Portfolio	41,675
Capital shares redeemed payable	354
Income dividends payable	15,878
Capital gain distributions payable	27,643
Registration fees payable	6,346
Printing fees payable	6,720
Transfer agent fees payable	4,373
Service fees payable	30
Professional fees payable	33,120
Other accrued expenses payable	1,556

Total liabilities	137,695

Net Assets	$17,380,892

Net Assets Consist of
Paid-in capital	$12,779,560
Distributions in excess of net investment income	(92,616)
Accumulated net realized loss allocated from the Master Portfolio	(2,533,193)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	7,227,141

Net Assets	$17,380,892

Net Asset Value
Institutional — Based on net assets of $16,561,025 and 1,626,610 shares outstanding, unlimited number of shares authorized, no par value	$10.18

Investor A — Based on net assets of $144,766 and 14,229 shares outstanding, unlimited number of shares authorized, no par value	$10.17

Class K — Based on net assets of $675,101 and 64,731 shares outstanding, unlimited number of shares authorized, no par value	$10.43

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	7

Statement of Operations	BlackRock ACWI ex-US Index Fund

Year Ended June 30, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$393,157
Dividends — affiliated	1,023
Securities lending — affiliated — net	3,849
Income — affiliated	74
Foreign taxes withheld	(42,261)
Expenses	(17,421)
Fees waived	4,041

Total income	342,462

Fund Expenses
Administration	4,630
Service — Investor A	106
Registration	26,359
Transfer agent — Institutional	6,315
Transfer agent — Investor A	136
Transfer agent — Class K	18
Professional	11,057
Printing	5,390
Miscellaneous	4,111

Total expenses	58,122
Less administration fees waived	(4,630)
Less transfer agent fees waived — Institutional	(24)
Less transfer agent fees waived — Investor A	(19)
Less transfer agent fees reimbursed — Institutional	(3,323)
Less transfer agent fees reimbursed — Investor A	(96)
Less transfer agent fees reimbursed — Class K	(18)
Less fees reimbursed by administrator	(43,228)

Total expenses after fees waived and/or reimbursed	6,784

Net investment income	335,678

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain (loss) from investments, financial futures contracts and foreign currency transactions	877,833
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	(365,310)

Total realized and unrealized gain	512,523

Net Increase in Net Assets Resulting from Operations	$848,201

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$335,678	$270,201
Net realized gain (loss)	877,833	826,856
Net change in unrealized appreciation/depreciation	(365,310)	568,944

Net increase in net assets resulting from operations	848,201	1,666,001

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(332,458)	(287,796)[1]
Investor A	(2,004)	(1,049)[1]
Class K	(8,279)	(1,578)[1]
Net realized gain:
Institutional	(299,665)	—
Investor A	(2,636)	—
Class K	(11,949)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(656,991)	(290,423)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,031,422	4,091,169

Net Assets
Total increase in net assets	2,222,632	5,466,747
Beginning of period	15,158,260	9,691,513

End of period	$17,380,892	$15,158,260

Distributions in excess of net investment income, end of period	$(92,616)	$(85,553)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	9

Financial Highlights	BlackRock ACWI ex-US Index Fund

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.06		$9.06	$8.13	$10.00

Net investment income[2]	0.21		0.22	0.17	0.08
Net realized and unrealized gain (loss)	0.31		1.02	1.16	(1.89)

Net increase (decrease) from investment operations	0.52		1.24	1.33	(1.81)

Dividends and distributions from:
Net investment income	(0.21)		(0.24)[3]	(0.40)[3]	(0.04)[3]
Net realized gain	(0.19)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.02)[3]

Total dividends and distributions	(0.40)		(0.24)	(0.40)	(0.06)

Net asset value, end of period	$10.18		$10.06	$9.06	$8.13

Total Investment Return[5]
Based on net asset value	5.25%	[6]	13.94%	16.61%	(18.05)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	0.96%	[9]	1.25%	0.75%	2.04% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.26%	[9]	0.35%	0.34%	0.37% [9]

Net investment income[8]	4.29%	[9]	2.35%	1.95%	1.78% [9]

Supplemental Data
Net assets, end of period (000)	$16,561		$15,013	$9,602	$46

Portfolio turnover of the Master Portfolio	4%		36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%, 0.01%, 0.08% and 1.14% for the six months ended June 30, 2014, the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.06		$9.06	$8.13	$10.00

Net investment income[2]	0.21		0.21	0.19	0.08
Net realized and unrealized gain (loss)	0.29		1.00	1.12	(1.89)

Net increase (decrease) from investment operations	0.50		1.21	1.31	(1.81)

Dividends and distributions from:
Net investment income	(0.20)		(0.21)[3]	(0.38)[3]	(0.04)[3]
Net realized gain	(0.19)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.02)[3]

Total dividends and distributions	(0.39)		(0.21)	(0.38)	(0.06)

Net asset value, end of period	$10.17		$10.06	$9.06	$8.13

Total Investment Return[5]
Based on net asset value	5.03%	[6]	13.63%	16.31%	(18.11)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.44%	[9]	1.91%	1.88%	2.30% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.50%	[9]	0.64%	0.63%	0.62% [9]

Net investment income[8]	4.13%	[9]	2.21%	2.18%	1.74% [9]

Supplemental Data
Net assets, end of period (000)	$145		$65	$39	$20

Portfolio turnover of the Master Portfolio	4%		36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%, 0.01%, 0.16% and 1.14% for the six months ended June 30, 2014, the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.30		$9.27	$8.13	$10.00

Net investment income[2]	0.20		0.23	0.28	0.09
Net realized and unrealized gain (loss)	0.33		1.04	1.27	(1.90)

Net increase (decrease) from investment operations	0.53		1.27	1.55	(1.81)

Dividends and distributions from:
Net investment income	(0.21)		(0.24)[3]	(0.41)[3]	(0.04)[3]
Net realized gain	(0.19)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.02)[3]

Total dividends and distributions	(0.40)		(0.24)	(0.41)	(0.06)

Net asset value, end of period	$10.43		$10.30	$9.27	$8.13

Total Investment Return[5]
Based on net asset value	5.24%	[6]	13.96%	19.25%	(18.04)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	0.88%	[9]	1.36%	1.80%	1.73% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.17%	[9]	0.34%	0.33%	0.32% [9]

Net investment income[8]	3.88%	[9]	2.40%	3.31%	2.03% [9]

Supplemental Data
Net assets, end of period (000)	$675		$80	$50	$16,224

Portfolio turnover of the Master Portfolio	4%		36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%, 0.01%, 0.29% and 1.14% for the six months ended June 30, 2014, the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock ACWI ex-US Index Fund

1. Organization and Significant Accounting Policies:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as non-diversified. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2014 was 4.5%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Effective March 21, 2014, for such services, the Fund pays BAL a monthly fee at an annual rate of 0.03% of the average daily value of the Fund’s net assets. Prior to March 21, 2014, the Fund paid BAL a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee. Effective July 1, 2012, BAL replaced BlackRock Institutional Trust Company, N.A. (“BTC”) as the Fund’s administrator.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously BTC, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock ACWI ex-US Index Fund

percentage of average daily net assets is as follows: 0.20% for Institutional, 0.45% for Investor A and 0.15% for Class K Shares. Prior to March 21, 2014, the expense limitations as a percentage of average net assets were as follows: 0.40% for Institutional, 0.65% for Investor A and 0.35% for Class K. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Trust’s Board of Trustees, including a majority of the independent trustees. The Fund may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA, BAL or BTC, the previous administrator, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or BTC, the previous administrator, up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal year under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or BTC, the previous administrator, or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL or BTC, the previous administrator, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or BTC, the previous administrator, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or BTC, the previous administrator, became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2014, BAL or BTC, the previous administrator, did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On June 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015	2016
	BTC	BAL	BAL	BAL
	$146,981	$110,878	$102,028	$47,850
Institutional	$9	$375	$1,487	$3,343
Investor A	$19	$19	$164	$115
Class K	$799	$20	$84	$18

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2014, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
$33	$18	—

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

14	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock ACWI ex-US Index Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the two years ended December 31, 2013, and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	156,710	$1,582,566	601,760	$5,686,801
Shares issued to shareholders in reinvestment of dividends and distributions	62,372	631,742	30,674	287,194
Shares redeemed	(84,227)	(856,711)	(199,954)	(1,927,201)

Net increase	134,855	$1,357,597	432,480	$4,046,794

Investor A
Shares sold	9,758	$98,442	4,812	$47,554
Shares issued to shareholders in reinvestment of dividends and distributions	361	3,661	55	512
Shares redeemed	(2,338)	(23,528)	(2,761)	(26,703)

Net increase	7,781	$78,575	2,106	$21,363

Class K
Shares sold	57,269	$598,465	2,334	$22,682
Shares issued to shareholders in reinvestment of dividends and distributions	1,819	18,947	85	813
Shares redeemed	(2,138)	(22,162)	(49)	(483)

Net increase	56,950	595,250	2,370	$23,012

Total Net Increase	199,586	$2,031,422	436,956	$4,091,169

At June 30, 2014, shares owned by affiliates were as follows:

Shares
Investor A	2,500
Class K	3,165

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	15

Master Portfolio Information	ACWI ex-US Index Master Portfolio

As of June 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments

iShares India 50 ETF	1%
Nestle SA, Registered Shares	1
Novartis AG, Registered Shares	1
Roche Holding AG	1
HSBC Holdings PLC	1
Toyota Motor Corp.	1
BP PLC	1
Royal Dutch Shell PLC	1
Total SA	1
Samsung Electronics Co. Ltd.	1

Geographic Allocation	Percent of Long-Term Investments

Japan	14%
United Kingdom	13
Canada	8
France	7
Switzerland	7
Germany	7
Australia	6
Netherlands	3
South Korea	3
China	3
Hong Kong	3
Spain	3
Taiwan	3
Brazil	2
Sweden	2
Italy	2
South Africa	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

16	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 5.4%
AGL Energy Ltd. (a)	10,066	$147,033
ALS Ltd.	7,944	66,357
Alumina Ltd. (b)	52,824	67,460
Amcor Ltd.	22,545	221,742
AMP Ltd.	55,291	276,391
APA Group	15,161	98,605
Asciano Ltd.	19,715	104,754
ASX Ltd.	4,298	144,496
Aurizon Holdings Ltd.	37,735	177,195
Australia & New Zealand Banking Group Ltd.	53,974	1,697,184
Bank of Queensland Ltd.	6,310	72,515
Bendigo and Adelaide Bank Ltd. (a)	9,584	110,263
BHP Billiton Ltd.	62,254	2,123,150
Boral Ltd.	17,729	87,712
Brambles Ltd.	29,301	253,860
Caltex Australia Ltd.	2,174	44,235
CFS Retail Property Trust	47,881	92,076
Coca-Cola Amatil Ltd.	12,087	107,924
Cochlear Ltd.	1,199	69,801
Commonwealth Bank of Australia	31,728	2,419,833
Computershare Ltd.	9,083	106,908
Crown Resorts Ltd.	5,545	79,035
CSL Ltd.	9,265	581,591
Dexus Property Group	114,718	120,066
Federation Centres Ltd.	30,631	71,885
Flight Centre Ltd.	1,384	57,995
Fortescue Metals Group Ltd.	29,097	120,175
Goodman Group	37,909	180,484
GPT Group	35,613	128,975
Harvey Norman Holdings Ltd.	13,921	40,692
Iluka Resources Ltd.	9,454	72,644
Incitec Pivot Ltd.	38,140	104,273
Insurance Australia Group Ltd.	42,724	235,322
Leighton Holdings Ltd.	1,949	36,188
Lend Lease Group	11,396	140,883
Macquarie Group Ltd.	5,499	309,339
Metcash Ltd.	16,089	40,052
Mirvac Group	76,736	129,133
National Australia Bank Ltd.	45,935	1,419,793
Newcrest Mining Ltd. (b)	13,711	137,708
Orica Ltd.	6,296	115,635
Origin Energy Ltd.	20,701	285,333
Qantas Airways Ltd. (b)	22,815	27,140
QBE Insurance Group Ltd.	23,761	243,367
Ramsay Health Care Ltd.	2,776	119,232
REA Group Ltd.	1,087	43,795
Rio Tinto Ltd.	8,379	470,061
Santos Ltd.	18,051	242,833
Scentre Group (b)	96,547	291,325
Seek Ltd.	5,922	88,558
Sonic Healthcare Ltd.	8,197	134,088
SP AusNet (b)	34,747	43,436
Stockland	42,587	155,760
Suncorp Group Ltd.	24,237	309,503
Sydney Airport	20,080	79,895
Tabcorp Holdings Ltd.	17,884	56,642
Tatts Group Ltd.	31,435	96,918
Telstra Corp. Ltd.	82,850	407,022
Toll Holdings Ltd.	15,031	72,338
TPG Telecom, Ltd.	4,588	23,838
Transurban Group	31,345	218,426
Common Stocks	Shares	Value
Australia (concluded)
Treasury Wine Estates Ltd.	11,904	$56,216
Wesfarmers Ltd.	21,489	847,986
Westfield Corp.	37,375	251,986
Westpac Banking Corp.	61,127	1,955,215
Woodside Petroleum Ltd.	12,572	487,434
Woolworths Ltd.	24,245	805,092
WorleyParsons Ltd.	4,265	69,956

		20,494,757
Austria — 0.2%
Andritz AG	1,656	95,685
Erste Group Bank AG	5,362	173,369
IMMOFINANZ AG (b)	21,752	76,845
OMV AG	2,681	121,114
Raiffeisen Bank International AG	2,507	79,923
Telekom Austria AG	4,867	47,605
Vienna Insurance Group AG	832	44,544
Voestalpine AG	2,072	98,779

		737,864
Belgium — 0.8%
Ageas	4,146	165,347
Anheuser-Busch InBev NV	15,779	1,813,011
Belgacom SA	2,790	92,619
Colruyt SA	1,229	62,422
Delhaize Group	1,939	131,207
Groupe Bruxelles Lambert SA	1,468	152,574
KBC Groep NV (b)	5,001	272,060
Solvay SA	1,174	202,058
Telenet Group Holding NV (b)	1,113	63,432
UCB SA	2,161	182,825
Umicore SA	1,789	83,246

		3,220,801
Brazil — 2.3%
AES Tiete SA, Preference Shares	3,700	32,554
All — America Latina Logistica SA	7,700	29,030
AMBEV SA	91,400	651,941
Anhanguera Educacional Participacoes SA	7,000	58,294
Banco Bradesco SA — ADR (b)	12,330	179,914
Banco Bradesco SA, Preference Shares (b)	42,290	613,439
Banco do Brasil SA (b)	16,800	188,948
Banco do Estado do Rio Grande do Sul, Preference Shares (b)	2,900	14,110
Banco Santander Brasil SA	17,600	120,440
BB Seguridade Participacoes SA	13,300	195,271
BM&FBovespa SA	34,200	179,397
BR Malls Participacoes SA	6,800	57,859
BR Properties SA	5,100	30,722
Bradespar SA, Preference Shares	5,000	45,825
Braskem SA, Preference A Shares	3,300	21,044
BRF SA (b)	12,300	297,271
CCR SA	15,900	129,532
Centrais Eletricas Brasileiras SA (b)	3,000	8,676
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares (b)	1,600	7,604
CETIP SA — Mercados Organizado (b)	5,107	72,693
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	2,500	116,531
Cia Energetica de Minas Gerais, Preference Shares	13,114	95,795
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	4,000	50,328

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	17

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil (concluded)
Cia Paranaense de Energia, Preference B Shares	1,600	$24,534
Cielo SA (b)	14,560	299,833
Companhia de Saneamento Basico do Estado de Sao Paulo (b)	7,000	74,610
Companhia de Saneamento de Minas Gerais — COPASA (b)	1,900	34,827
Companhia Siderurgica Nacional SA	15,900	67,644
Cosan SA Industria e Comercio	1,800	32,668
CPFL Energia SA	3,600	33,124
Cyrela Brazil Realty SA	6,700	41,907
Duratex SA (b)	5,621	22,947
EcoRodovias Infraestrutura e Logistica SA	5,600	38,372
EDP — Energias do Brasil SA	900	4,420
Embraer SA (b)	14,700	134,326
Estacio Participacoes SA	6,100	80,754
Fibria Celulose SA (b)	3,700	35,886
Gerdau SA, Preference Shares (b)	18,200	106,589
Hypermarcas SA	7,700	67,085
Itau Unibanco Holding SA, Preference Shares	54,923	794,699
Itausa — Investimentos Itau SA, Preference Shares	59,576	234,313
JBS SA	12,100	41,620
Klabin SA, Preference Shares	7,000	35,166
Kroton Educacional SA	4,100	114,974
Localiza Rent a Car SA (b)	2,940	48,488
Lojas Americanas SA	6,000	32,912
Lojas Americanas SA, Preference Shares	12,320	78,620
Lojas Renner SA (b)	2,000	64,087
M Dias Branco SA (b)	400	17,691
Metalurgica Gerdau SA, Preference Shares (b)	7,600	53,762
Multiplan Empreendimentos Imobiliarios SA (b)	1,200	27,862
Natura Cosmeticos SA	3,300	55,635
Odontoprev SA (b)	600	2,580
Oi SA, Preference Shares	52,997	46,773
Petroleo Brasileiro SA (b)	56,400	414,544
Petroleo Brasileiro SA, Preference Shares (b)	81,700	639,327
Porto Seguro SA	2,100	30,281
Qualicorp SA (b)	4,200	49,613
Raia Drogasil SA (b)	4,700	38,800
Souza Cruz SA (b)	6,400	65,955
Sul America SA	1,638	11,602
Suzano Papel e Celulose SA, Preference ‘A’ Shares	4,100	15,569
Telefonica Brasil SA, Preference Shares	5,300	107,943
Tim Participacoes SA	14,140	82,683
Totvs SA	3,300	56,755
Tractebel Energia SA	4,600	68,703
Transmissora Alianca de Energia Eletrica SA	3,300	29,722
Ultrapar Participacoes SA	6,100	145,218
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares (b)	9,600	32,934
Vale SA	24,600	325,551
Vale SA, Preference A Shares	39,400	469,876
Via Varejo SA (b)	2,300	25,764
WEG SA (b)	5,460	69,909

		8,626,675
Canada — 7.4%
Agnico Eagle Mines, Ltd.	3,120	119,473
Agrium, Inc.	2,742	251,188
Alimentation Couche Tard, Inc., Class B	8,132	222,762
AltaGas Ltd.	2,231	102,617
ARC Resources Ltd.	6,241	190,029
Common Stocks	Shares	Value
Canada (continued)
Atco Ltd. Class I	1,525	$73,917
Athabasca Oil Corp. (b)	7,527	54,034
Bank of Montreal	12,530	922,738
Bank of Nova Scotia	23,908	1,593,941
Barrick Gold Corp.	21,895	400,945
Baytex Energy Corp.	2,170	100,157
BCE, Inc.	4,698	213,095
Bell Aliant, Inc. (a)	1,961	51,256
BlackBerry, Ltd. (a)(b)	8,297	85,066
Bombardier, Inc., Class B	30,594	108,092
Brookfield Asset Management Inc., Class A	10,826	476,951
CAE, Inc.	5,726	74,912
Cameco Corp.	7,321	143,600
Canadian Imperial Bank of Commerce	7,739	704,238
Canadian National Railway Co.	16,463	1,070,739
Canadian Natural Resources Ltd.	21,605	992,731
Canadian Oil Sands Ltd.	9,245	209,497
Canadian Pacific Railway Ltd.	3,413	618,309
Canadian Tire Corp. Ltd., Class A	1,385	132,873
Canadian Utilities Ltd. Class A	2,455	92,029
Catamaran Corp. (b)	3,831	169,174
Cenovus Energy, Inc.	14,386	466,343
CGI Group, Inc., Class A (b)	4,717	167,187
CI Financial Corp.	3,439	112,963
Crescent Point Energy Corp.	7,869	348,742
Dollarama, Inc.	1,160	95,503
Eldorado Gold Corp.	11,948	91,369
Empire Co. Ltd., Class A	1,275	86,701
Enbridge, Inc.	16,005	759,414
Encana Corp.	14,651	347,104
Enerplus Corp.	4,790	120,710
Fairfax Financial Holdings Ltd.	384	182,174
Finning International, Inc.	3,927	109,818
First Capital Realty, Inc.	2,654	46,312
First Quantum Minerals Ltd.	11,268	240,978
Fortis, Inc.	3,315	100,874
Franco-Nevada Corp.	2,648	151,998
George Weston Ltd.	611	45,070
Gildan Activewear, Inc.	2,026	119,371
Goldcorp, Inc.	16,172	451,340
Great-West Lifeco, Inc.	5,606	158,558
H&R Real Estate Investment Trust	2,945	63,920
Husky Energy, Inc.	6,835	220,734
IGM Financial, Inc.	1,977	94,640
Imperial Oil Ltd.	5,550	292,467
Industrial Alliance Insurance & Financial Services, Inc.	2,346	102,806
Intact Financial Corp.	2,376	163,841
Inter Pipeline Ltd.	5,916	183,626
Keyera Corp.	1,342	98,866
Kinross Gold Corp. (b)	25,843	107,048
Loblaw Cos. Ltd.	4,254	189,846
Magna International, Inc.	4,335	466,630
Manulife Financial Corp.	36,501	725,539
MEG Energy Corp. (b)	3,405	124,100
Methanex Corp.	1,766	109,182
Metro, Inc.	1,593	98,487
National Bank of Canada	6,070	257,465
New Gold, Inc. (b)	12,456	79,028
Onex Corp.	1,707	105,615
Open Text Corp.	2,099	100,716
Pembina Pipeline Corp.	6,099	262,410

See Notes to Financial Statements.

18	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canada (concluded)
Pengrowth Energy Corp.	11,890	$85,243
Penn West Petroleum Ltd.	8,639	84,362
Peyto Exploration & Development Corp.	3,329	125,760
Potash Corp. of Saskatchewan, Inc.	16,682	634,418
Power Corp. of Canada	7,775	216,043
Power Financial Corp.	4,535	141,144
RioCan Real Estate Investment Trust	3,112	79,648
Rogers Communications, Inc., Class B	6,817	274,328
Royal Bank of Canada	28,428	2,032,227
Saputo, Inc.	2,221	133,066
Shaw Communications, Inc., Class B	7,271	186,434
Silver Wheaton Corp.	7,615	200,393
SNC-Lavalin Group, Inc.	2,790	146,736
Sun Life Financial, Inc.	12,102	444,816
Suncor Energy, Inc.	29,293	1,249,081
Talisman Energy, Inc.	19,458	205,694
Teck Resources Ltd., Class B	10,196	232,767
TELUS Corp.	3,742	139,468
Thomson Reuters Corp.	7,057	256,937
Tim Hortons, Inc.	2,691	147,204
The Toronto-Dominion Bank	36,394	1,873,504
Tourmaline Oil Corp. (b)	3,101	163,500
TransAlta Corp.	5,518	67,640
TransCanada Corp.	13,871	662,059
Turquoise Hill Resources Ltd. (a)(b)	14,761	49,385
Valeant Pharmaceuticals International, Inc. (b)	6,193	783,172
Vermilion Energy, Inc.	1,797	125,043
Yamana Gold, Inc.	16,621	136,762

		28,100,692
Chile — 0.3%
AES Gener SA	90,837	47,096
Aguas Andinas SA, Class A	76,400	48,142
Banco de Chile	173,563	23,153
Banco de Credito e Inversiones	711	41,130
Banco Santander Chile SA	813,523	53,679
CAP SA	2,694	38,160
Cencosud SA	24,684	81,286
Colbun SA	166,420	41,769
Companhia Cervecerias Unidas SA	4,404	51,672
CorpBanca	2,375,874	29,416
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	34,678
Empresa Nacional de Electricidad SA	56,719	85,116
Empresa Nacional de Telecomunicaciones SA	2,032	25,031
Empresas CMPC SA	34,222	74,853
Empresas COPEC SA	7,756	101,068
Enersis SA	308,219	104,117
Latam Airlines Group SA	7,853	105,710
SACI Falabella	15,391	140,032
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	1,850	54,080
Vina Concha y Toro SA	9,054	18,355

		1,198,543
China — 3.0%
AAC Technologies Holdings, Inc.	16,500	107,383
Agile Property Holdings Ltd.	32,000	22,549
Agricultural Bank of China Ltd., Class H	397,000	175,225
Air China Ltd., Class H	62,000	36,321
Aluminum Corp. of China Ltd., Class H (b)	64,000	23,005
Anhui Conch Cement Co., Ltd., Class H (a)	21,000	72,032
Common Stocks	Shares	Value
China (continued)
Anta Sports Products Ltd.	13,000	$20,658
AviChina Industry & Technology Co. Ltd., Class H	28,000	15,821
Bank of China Ltd., Class H	1,508,000	675,152
Bank of Communications Co. Ltd., Class H	145,700	100,573
BBMG Corp., Class H	39,500	25,488
Beijing Capital International Airport Co. Ltd., Class H	28,000	19,249
Beijing Enterprises Holdings Ltd.	9,000	85,193
Biostime International Holdings Ltd.	5,000	27,722
Brilliance China Automotive Holdings Ltd.	60,000	112,628
Byd Co. Ltd., Class H (b)	8,000	45,983
China BlueChemical Ltd., Class H	24,000	13,096
China Cinda Asset Management Co., Ltd. (a)(b)	93,000	46,192
China Citic Bank Corp. Ltd., Class H	179,000	108,534
China Coal Energy Co. Ltd., Class H	107,000	55,589
China Communications Construction Co. Ltd., Class H	90,000	60,320
China Communications Services Corp. Ltd., Class H	44,000	21,418
China Construction Bank Corp., Class H	1,362,000	1,030,014
China COSCO Holdings Co. Ltd., Class H (b)	33,500	13,055
China Everbright Bank Co., Ltd. (b)	58,000	26,722
China Huishan Dairy Holdings Co., Ltd. (a)(b)	107,000	23,438
China International Marine Containers Group Co. Ltd., Class H	12,000	23,140
China Life Insurance Co. Ltd., Class H	142,000	371,517
China Longyuan Power Group Corp., Class H	47,000	51,020
China Merchants Bank Co. Ltd., Class H	81,578	160,825
China Minsheng Banking Corp. Ltd., Class H	110,400	100,034
China National Building Material Co. Ltd., Class H	48,000	42,264
China Oilfield Services Ltd., Class H	38,000	91,388
China Pacific Insurance Group Co. Ltd., Class H	46,400	163,746
China Petroleum & Chemical Corp. Class H	500,400	475,752
China Railway Construction Corp. Ltd., Class H	41,000	36,097
China Railway Group Ltd., Class H	90,000	43,992
China Shenhua Energy Co. Ltd., Class H	66,000	190,660
China Shipping Container Lines Co. Ltd., Class H (b)	122,000	31,481
China Telecom Corp. Ltd., Class H	272,000	133,043
China Vanke Co., Ltd. (b)	30,600	54,327
Chongqing Changan Automobile Co., Ltd.	21,400	42,246
Chongqing Rural Commercial Bank, Class H	79,000	36,495
CITIC Securities Co. Ltd., Class H	19,500	43,016
CNOOC Ltd.	349,000	627,385
Country Garden Holdings Co. Ltd.	77,129	30,639
CSR Corp. Ltd., Class H	29,000	21,787
Datang International Power Generation Co. Ltd., Class H	20,000	7,817
Dongfeng Motor Group Co. Ltd., Class H	42,000	75,228
Evergrande Real Estate Group Ltd. (a)	93,000	36,122
Fosun International Ltd.	39,500	52,469
GCL-Poly Energy Holdings Ltd. (b)	193,000	64,516
Golden Eagle Retail Group Ltd.	22,000	26,705
Great Wall Motor Co. Ltd., Class H	23,500	87,388
Guangzhou Automobile Group Co. Ltd., Class H	52,000	60,254
Guangzhou R&F Properties Co. Ltd., Class H	13,200	16,301
Haitian International Holdings Ltd.	8,000	18,683
Haitong Securities Co. Ltd., Class H	28,000	43,417
Hengan International Group Co., Ltd.	13,500	142,163
Huaneng Power International, Inc., Class H	66,000	74,643
Industrial & Commercial Bank of China Ltd., Class H	1,404,000	887,798

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
Inner Mongolia Yitai Coal Co., Class B	25,300	$32,384
Intime Retail Group Co. Ltd.	37,000	32,453
Jiangsu Expressway Co. Ltd., Class H	26,000	30,769
Jiangxi Copper Co. Ltd., Class H	36,000	57,000
Kingsoft Corp. Ltd. (a)	11,000	33,134
Lenovo Group Ltd.	114,000	155,739
Longfor Properties Co. Ltd.	30,000	36,959
New China Life Insurance Co. Ltd., Class H	20,900	69,308
People’s Insurance Co. Group of China Ltd., Class H	123,000	48,565
PetroChina Co. Ltd., Class H	410,000	515,770
PICC Property & Casualty Co. Ltd., Class H	74,800	113,333
Ping An Insurance Group Co. of China Ltd., Class H	39,000	301,939
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	44,000	43,060
Shanghai Electric Group Co. Ltd., Class H	104,000	41,933
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	7,000	26,101
Shanghai Industrial Holdings, Ltd.	15,000	45,699
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	19,100	39,726
Shenzhou International Group Holdings, Ltd.	12,000	40,939
Shui On Land, Ltd.	76,666	18,692
Sihuan Pharmaceutical Holdings Group Ltd.	70,000	42,812
Sino-Ocean Land Holdings Ltd.	55,000	27,888
Sinopec Engineering Group Co. Ltd.	13,500	15,182
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	34,253
Sinopharm Group Co. Ltd., Class H	24,400	67,547
SOHO China Ltd.	30,500	24,039
Tencent Holdings, Ltd.	98,500	1,498,484
Tingyi Cayman Islands Holding Corp.	36,000	100,857
Tsingtao Brewery Co. Ltd., Class H	4,000	31,280
Uni-President China Holdings Ltd.	45,600	34,970
Want Want China Holdings Ltd.	102,000	146,837
Weichai Power Co. Ltd., Class H	12,200	47,118
Yanzhou Coal Mining Co. Ltd., Class H	36,000	27,123
Zhejiang Expressway Co. Ltd., Class H	28,000	28,360
Zhongsheng Group Holdings Ltd. (a)	17,500	22,808
Zhuzhou CSR Times Electric Co. Ltd., Class H	6,500	19,746
Zijin Mining Group Co. Ltd., Class H	138,000	31,462
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	45,400	28,111
ZTE Corp., Class H	12,000	23,651

		11,263,749
Colombia — 0.3%
Almacenes Exito SA	3,923	66,028
Banco Davivienda SA, Preference Shares	3,212	51,871
Bancolombia SA	7,228	105,870
Cementos Argos SA	7,200	45,328
Cemex Latam Holdings SA (b)	2,717	26,627
Corp. Financiera Colombiana SA	2,787	56,913
Ecopetrol SA	79,087	143,641
Grupo Argos SA	6,618	79,663
Grupo Argos SA, Preference Shares	2,637	31,461
Grupo Aval Acciones y Valores	56,581	40,684
Grupo de Inversiones Suramericana SA	6,592	140,091
Grupo de Inversiones Suramericana SA, Preference Shares	803	17,022
Interconexion Electrica SA	6,953	33,960
Isagen SA ESP	27,340	45,142
Pacific Rubiales Energy Corp.	5,727	116,359

		1,000,660
Common Stocks	Shares	Value
Czech Republic — 0.1%
CEZ AS (a)	3,592	$108,403
Komercni Banka AS	352	80,954
Telefonica O2 Czech Republic	2,506	35,508

		224,865
Denmark — 1.0%
A.P. Moeller — Maersk A/S, Class A	40	94,143
A.P. Moeller — Maersk A/S, Class B	140	348,080
Carlsberg A/S, Class B	1,736	186,974
Coloplast A/S, Class B	1,814	164,140
Danske Bank A/S	12,256	346,459
DSV A/S	3,700	120,651
Novo Nordisk A/S, Class B	39,827	1,838,134
Novozymes A/S, Class B	3,706	185,880
Pandora A/S	2,242	172,059
TDC A/S	18,268	188,971
Tryg A/S	559	56,480
Vestas Wind Systems A/S (b)	4,357	219,848
William Demant Holding A/S (b)	641	58,208

		3,980,027
Egypt — 0.0%
Commercial International Bank	13,819	69,076
Orascom Telecom Holding SAE (b)	69,057	49,760
Talaat Moustafa Group	21,412	25,575
Telecom Egypt	12,924	24,368

		168,779
Finland — 0.6%
Elisa OYJ	2,767	84,643
Fortum OYJ (a)	8,769	235,465
Kone OYJ, Class B (a)	5,970	248,925
Metso OYJ	2,362	89,421
Neste Oil OYJ	2,399	46,811
Nokia OYJ (a)	73,856	558,851
Nokian Renkaat OYJ (a)	1,921	74,894
Orion OYJ, Class B	1,849	68,917
Sampo OYJ, Class A	8,954	452,646
Stora Enso OYJ, Class R	11,684	113,593
UPM-Kymmene OYJ	10,077	172,131
Wartsila OYJ	2,815	139,517

		2,285,814
France — 7.1%
Accor SA	3,074	159,773
Aeroports de Paris	499	65,787
Air Liquide SA	6,823	921,984
Airbus Group NV	11,361	761,732
Alcatel-Lucent (b)	50,876	182,903
Alstom SA	4,036	146,577
ArcelorMittal (a)	18,942	282,390
Arkema	990	96,195
AtoS	1,288	107,278
AXA SA	35,507	848,380
BNP Paribas SA	20,329	1,381,533
Bollore SA	100	64,873
Bouygues SA	3,564	148,299
Bureau Veritas SA	4,244	117,871
Cap Gemini SA	2,795	199,462
Carrefour SA	12,034	443,744
Casino Guichard-Perrachon SA	1,031	136,690

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Christian Dior SA	1,103	$219,606
Cie Generale des Etablissements Michelin	3,809	454,803
CNP Assurances	3,183	66,063
Compagnie de Saint-Gobain	8,625	486,641
Credit Agricole SA	19,755	278,918
Danone SA	11,157	829,617
Dassault Systemes SA	1,184	152,240
Edenred	4,531	137,398
EDF	4,799	151,110
Essilor International SA	4,025	426,553
Eurazeo	609	50,677
Eutelsat Communications SA	2,312	80,341
Fonciere Des Regions	673	73,002
GDF Suez	27,315	752,571
Gecina SA	595	86,694
Groupe Eurotunnel SA, Registered Shares	9,462	128,012
ICADE	419	44,914
Iliad SA	456	137,837
Imerys SA	704	59,371
JCDecaux SA	1,720	64,240
Kering	1,404	307,997
Klepierre	2,526	128,709
L’Oreal SA	4,814	828,870
Lafarge SA	3,622	314,966
Lagardere SCA	1,551	50,534
Legrand SA	4,997	306,019
LVMH Moet Hennessy Louis Vuitton SA	5,424	1,046,663
Natixis	15,829	101,589
Orange SA (a)	36,052	570,426
Pernod Ricard SA	4,120	494,897
Peugeot SA (b)	7,577	112,107
Publicis Groupe SA	3,547	300,631
Remy Cointreau SA	373	34,317
Renault SA	3,756	339,522
Rexel SA	5,032	117,687
Safran SA	5,442	356,259
Sanofi	23,353	2,482,178
Schneider Electric SA	10,366	977,445
SCOR SE	3,445	118,622
SES SA (a)	5,948	225,605
Societe BIC SA	705	96,471
Societe Generale SA	14,208	745,105
Sodexo	1,766	190,020
Suez Environnement Co.	4,269	81,667
Technip SA	2,000	218,523
Thales SA	1,757	106,236
Total SA	42,118	3,047,223
Unibail-Rodamco SE	1,950	567,470
Valeo SA	1,307	175,366
Vallourec SA	1,896	84,990
Veolia Environnement SA	7,765	147,929
Vinci SA	9,569	715,367
Vivendi SA (b)	23,960	586,338
Wendel SA	453	64,899
Zodiac Aerospace	3,402	115,183

		26,903,909
Germany — 6.4%
Adidas AG	4,005	404,970
Allianz SE, Registered Shares	8,847	1,476,687
Axel Springer AG	598	36,751
Common Stocks	Shares	Value
Germany (concluded)
BASF SE	18,031	$2,097,430
Bayer AG, Registered Shares	16,216	2,287,642
Bayerische Motoren Werke AG	6,379	807,771
Bayerische Motoren Werke AG, Preference Shares	1,166	111,636
Beiersdorf AG	1,859	179,663
Brenntag AG	917	163,826
Celesio AG	1,037	36,876
Commerzbank AG (b)	18,721	293,416
Continental AG	2,166	500,802
Daimler AG, Registered Shares	18,912	1,766,656
Deutsche Bank AG, Registered Shares	26,977	948,106
Deutsche Boerse AG	3,669	284,475
Deutsche Lufthansa AG, Registered Shares	4,092	87,843
Deutsche Post AG, Registered Shares	18,922	682,988
Deutsche Telekom AG, Registered Shares	57,951	1,016,403
Deutsche Wohnen AG	6,334	136,438
E.ON SE	38,515	794,008
Fraport AG Frankfurt Airport Services Worldwide (a)	748	52,777
Fresenius Medical Care AG & Co. KGaA (a)	4,103	276,055
Fresenius SE & Co. KGaA	2,402	358,224
GEA Group AG	3,203	151,419
Hannover Rueck SE	1,069	96,265
HeidelbergCement AG	2,639	224,864
Henkel AG & Co. KGaA	2,218	223,055
Henkel AG & Co. KGaA, Preference Shares	3,460	399,742
Hochtief AG	398	34,446
Hugo Boss AG	575	85,859
Infineon Technologies AG	21,996	274,579
K+S AG, Registered Shares (a)	3,556	116,773
Kabel Deutschland Holding AG (b)	534	78,131
Lanxess AG	1,770	119,385
Linde AG	3,629	771,148
MAN SE	614	75,882
Merck KGaA	2,456	212,976
Metro AG (b)	3,328	144,829
Muenchener Rueckversicherungs AG, Registered Shares	3,492	773,297
Osram Licht AG (b)	1,813	91,302
Porsche Automobil Holding SE, Preference Shares	2,876	299,025
ProSiebenSat.1 Media AG, Registered Shares (a)	4,120	183,377
RWE AG (a)	9,331	400,189
SAP AG	18,044	1,390,375
Siemens AG, Registered Shares	15,492	2,045,473
Sky Deutschland AG (b)	7,985	73,577
Telefonica Deutschland Holding AG (b)	7,080	58,525
ThyssenKrupp AG (b)	8,795	255,904
United Internet AG, Registered Shares	2,326	102,186
Volkswagen AG	435	112,190
Volkswagen AG, Preference Shares	3,164	828,704

		24,424,920
Greece — 0.2%
Alpha Bank AE (b)	74,439	69,218
Eurobank Ergasias SA (b)	123,136	62,134
Folli Follie SA (b)	440	17,515
Hellenic Telecommunications Organization SA (b)	5,639	83,286
JUMBO SA (b)	1,999	32,737
National Bank of Greece SA (b)	28,873	105,005
OPAP SA	3,936	69,979
Piraeus Bank SA (b)	41,325	91,527
Public Power Corp. SA (b)	2,220	34,295

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Greece (concluded)
Titan Cement Co. SA	990	$32,101

		597,797
Hong Kong — 2.9%
AIA Group Ltd.	236,400	1,187,818
ASM Pacific Technology Ltd.	6,300	68,849
Bank of East Asia Ltd.	26,000	107,797
Beijing Enterprises Water Group, Ltd.	92,000	61,509
Belle International Holdings Ltd.	80,000	88,776
BOC Hong Kong Holdings Ltd.	69,000	199,897
Cathay Pacific Airways Ltd.	32,000	59,802
Cheung Kong Holdings Ltd.	27,000	479,024
Cheung Kong Infrastructure Holdings Ltd.	11,000	75,990
China Agri-Industries Holdings Ltd.	43,100	16,409
China Everbright International, Ltd.	46,000	65,701
China Everbright Ltd.	30,000	40,320
China Gas Holdings Ltd.	40,000	82,997
China Mengniu Dairy Co., Ltd.	26,000	120,187
China Merchants Holdings International Co., Ltd.	24,000	74,940
China Mobile Ltd.	117,500	1,141,247
China Overseas Land & Investment Ltd.	66,000	160,086
China Resources Cement Holdings Ltd.	26,000	16,301
China Resources Enterprise Ltd.	26,000	72,157
China Resources Gas Group Ltd.	16,000	50,447
China Resources Land Ltd.	38,000	69,524
China Resources Power Holdings Co., Ltd.	34,000	96,679
China State Construction International Holdings Ltd.	44,000	77,169
China Taiping Insurance Holdings Co. Ltd. (b)	23,200	41,548
China Unicom Hong Kong Ltd.	84,000	129,169
Citic 21CN Co., Ltd. (b)	38,000	29,513
CITIC Pacific Ltd. (a)	29,000	50,854
CLP Holdings Ltd.	32,000	262,877
COSCO Pacific Ltd.	36,000	49,894
CSPC Pharmaceutical Group Ltd.	38,000	30,381
ENN Energy Holdings Ltd.	16,000	114,891
Far East Horizon Ltd.	21,000	15,336
First Pacific Co. Ltd.	62,000	69,209
Franshion Properties China Ltd.	130,000	34,208
Galaxy Entertainment Group Ltd.	47,000	375,646
Geely Automobile Holdings Ltd.	80,000	28,177
GOME Electrical Appliances Holding Ltd.	266,000	43,555
Guangdong Investment Ltd.	56,000	64,675
Haier Electronics Group Co., Ltd.	16,000	41,817
Hanergy Solar Group Ltd. (a)(b)	186,000	28,559
Hang Lung Properties Ltd.	37,000	114,102
Hang Seng Bank Ltd.	15,300	249,841
Henderson Land Development Co. Ltd.	16,500	96,568
HKT Trust and HKT Ltd.	55,000	64,810
Hong Kong & China Gas Co. Ltd.	120,846	264,444
Hong Kong Exchanges & Clearing Ltd.	20,800	387,755
Hutchison Whampoa Ltd.	41,000	560,739
Hysan Development Co. Ltd.	13,000	60,887
Kerry Properties Ltd.	16,500	57,674
Kingboard Chemical Holdings Ltd.	18,200	37,523
Kunlun Energy Co. Ltd.	66,000	108,805
Lee & Man Paper Manufacturing Ltd.	34,000	18,012
Li & Fung Ltd.	108,000	159,970
The Link REIT	40,000	215,351
MGM China Holdings Ltd.	13,600	47,166
MTR Corp.	25,500	98,203
New World China Land Ltd.	36,000	21,506
Common Stocks	Shares	Value
Hong Kong (concluded)
New World Development Co. Ltd.	100,666	$114,598
Nine Dragons Paper Holdings Ltd.	29,000	19,748
NWS Holdings Ltd.	35,186	65,284
PCCW Ltd.	84,000	50,072
Poly Property Group Co. Ltd.	74,000	30,853
Power Assets Holdings Ltd.	26,000	227,576
Sands China Ltd.	47,200	356,251
Shangri-La Asia Ltd.	32,000	50,140
Shimao Property Holdings Ltd.	27,500	50,522
Sino Biopharmaceutical Ltd.	48,000	38,923
Sino Land Co., Ltd.	66,800	109,961
SJM Holdings Ltd.	34,000	85,175
Sun Art Retail Group Ltd. (a)	47,500	54,362
Sun Hung Kai Properties Ltd.	33,000	452,826
Swire Pacific Ltd., Class A	11,000	135,392
Swire Properties Ltd.	25,400	74,230
Techtronic Industries Co.	23,500	75,334
Wharf Holdings Ltd.	29,000	208,824
Wheelock & Co. Ltd.	22,000	91,842
Wynn Macau Ltd.	27,200	106,533
Yingde Gases	16,500	17,887
Yue Yuen Industrial Holdings Ltd.	19,000	63,573
Yuexiu Property Co., Ltd.	80,000	15,273

		10,882,470
Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	997	53,308
OTP Bank PLC	4,840	92,992
Richter Gedeon Nyrt	3,173	60,859

		207,159
Indonesia — 0.5%
Adaro Energy Tbk PT	230,400	22,879
Astra Agro Lestari Tbk PT	11,500	27,356
Astra International Tbk PT	362,600	222,624
Bank Central Asia Tbk PT	227,500	211,263
Bank Danamon Indonesia Tbk PT	55,800	19,508
Bank Mandiri Persero Tbk PT	162,700	133,257
Bank Negara Indonesia Persero Tbk PT	147,300	59,232
Bank Rakyat Indonesia Persero Tbk PT	214,300	186,722
Bumi Serpong Damai PT	111,800	14,017
Charoen Pokphand Indonesia Tbk PT	116,500	37,158
Global Mediacom Tbk PT	137,600	24,680
Gudang Garam Tbk PT	9,800	44,238
Indo Tambangraya Megah Tbk PT	4,400	10,022
Indocement Tunggal Prakarsa Tbk PT	20,500	38,985
Indofood CBP Sukses Makmur Tbk PT	18,900	15,976
Indofood Sukses Makmur Tbk PT	92,700	52,439
Jasa Marga Persero Tbk PT	71,000	35,812
Kalbe Farma Tbk PT	457,700	64,072
Lippo Karawaci Tbk PT	416,900	33,776
Matahari Department Store Tbk PT	29,500	34,352
Media Nusantara Citra Tbk PT	60,162	14,006
Perusahaan Gas Negara Persero Tbk PT	200,400	94,185
Semen Indonesia Persero Tbk PT	65,500	83,491
Surya Citra Media Tbk PT	84,000	25,406
Tambang Batubara Bukit Asam Persero Tbk PT	29,500	26,722
Telekomunikasi Indonesia Persero Tbk PT	1,005,300	209,105
Tower Bersama Infrastructure Tbk PT	38,000	25,804
Unilever Indonesia Tbk PT	35,200	86,964
United Tractors Tbk PT	33,700	65,760

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Indonesia (concluded)
XL Axiata Tbk PT	82,000	$35,276

		1,955,087
Ireland — 0.6%
Bank of Ireland (b)	455,112	153,578
CRH PLC	15,617	400,065
Experian PLC	20,249	342,110
James Hardie Industries SE	8,317	108,502
Kerry Group PLC, Class A	3,375	253,483
Shire PLC	11,793	925,079

		2,182,817
Israel — 0.4%
Bank Hapoalim BM	21,975	126,927
Bank Leumi Le-Israel BM (b)	27,194	105,990
Bezeq The Israeli Telecommunication Corp. Ltd.	38,878	72,764
Delek Group Ltd.	69	28,542
Israel Chemicals Ltd.	6,662	57,080
The Israel Corp. Ltd. (b)	40	22,762
Mizrahi Tefahot Bank Ltd.	2,669	34,506
NICE Systems Ltd.	1,406	57,541
Teva Pharmaceutical Industries Ltd.	16,952	890,539

		1,396,651
Italy — 1.8%
Assicurazioni Generali SpA	23,214	508,398
Atlantia SpA	7,660	218,218
Banca Monte dei Paschi di Siena SpA (b)	85,851	166,341
Banco Popolare SC (b)	6,758	111,164
Enel Green Power SpA (a)	31,587	89,399
Enel SpA (a)	130,991	761,927
Eni SpA	50,010	1,367,757
Exor SpA	1,710	70,148
Fiat SpA (b)	17,631	173,833
Finmeccanica SpA (b)	8,568	81,361
Intesa Sanpaolo SpA	250,236	767,248
Luxottica Group SpA	3,117	180,492
Mediobanca SpA (b)	12,402	123,495
Pirelli & C SpA (a)	5,532	88,677
Prysmian SpA	4,243	95,818
Saipem SpA (b)	5,047	136,083
Snam SpA	38,082	229,365
Telecom Italia SpA (b)	177,067	224,114
Telecom Italia SpA, Non-Convertible Savings Shares	139,244	137,738
Tenaris SA	8,848	208,478
Terna — Rete Elettrica Nazionale SpA (a)	27,592	145,380
UniCredit SpA (a)	86,169	720,491
Unione di Banche Italiane SCpA	17,444	150,735
UnipolSai SpA	18,299	58,784

		6,815,444
Japan — 14.2%
ABC-Mart, Inc.	300	16,053
Acom Co. Ltd. (a)(b)	5,700	27,148
Advantest Corp.	3,600	44,545
Aeon Co. Ltd.	11,200	137,825
AEON Financial Service Co. Ltd.	1,700	44,462
Aeon Mall Co. Ltd.	2,190	57,743
Air Water, Inc.	4,000	64,028
Aisin Seiki Co. Ltd.	3,900	155,243
Ajinomoto Co., Inc.	10,000	156,733
Common Stocks	Shares	Value
Japan (continued)
Alfresa Holdings Corp.	1,000	$64,473
Amada Co. Ltd.	8,000	81,487
ANA Holdings, Inc.	26,000	61,360
Aozora Bank Ltd. (a)	21,000	69,044
Asahi Glass Co. Ltd. (a)	19,000	112,018
Asahi Group Holdings Ltd. (a)	7,500	235,522
Asahi Kasei Corp.	26,000	199,044
Asics Corp.	3,400	79,396
Astellas Pharma, Inc.	42,600	560,214
The Bank of Kyoto Ltd.	8,000	72,802
The Bank of Yokohama Ltd.	20,000	115,180
Benesse Holdings, Inc.	1,100	47,713
Bridgestone Corp. (a)	12,700	444,798
Brother Industries Ltd.	4,700	81,486
Calbee, Inc.	1,300	35,827
Canon, Inc. (a)	22,300	728,808
Casio Computer Co. Ltd.	4,200	61,006
Central Japan Railway Co.	2,800	399,695
The Chiba Bank Ltd.	12,000	84,755
Chiyoda Corp.	4,000	48,479
Chubu Electric Power Co., Inc. (b)	11,400	141,582
Chugai Pharmaceutical Co. Ltd. (a)	4,200	118,426
The Chugoku Bank Ltd.	4,000	61,525
The Chugoku Electric Power Co., Inc.	5,100	69,495
Citizen Holdings Co. Ltd.	4,900	38,479
Credit Saison Co. Ltd.	2,400	49,969
Dai Nippon Printing Co. Ltd.	12,000	125,376
The Dai-ichi Life Insurance Co. Ltd.	17,000	253,345
Daicel Corp.	7,000	66,929
Daido Steel Co. Ltd.	3,000	15,350
Daihatsu Motor Co. Ltd.	3,900	69,406
Daiichi Sankyo Co. Ltd.	12,600	235,516
Daikin Industries Ltd.	4,800	302,941
Daito Trust Construction Co. Ltd.	1,300	152,866
Daiwa House Industry Co. Ltd.	12,000	248,767
Daiwa Securities Group, Inc.	33,000	285,921
Dena Co. Ltd. (a)	2,700	36,533
Denso Corp.	9,800	468,152
Dentsu, Inc.	4,200	171,044
Don Quijote Co. Ltd.	1,000	55,791
East Japan Railway Co.	6,600	520,028
Eisai Co. Ltd.	4,800	201,433
Electric Power Development Co. Ltd.	2,500	81,127
FamilyMart Co. Ltd.	1,400	60,358
FANUC Corp.	3,800	656,214
Fast Retailing Co. Ltd.	1,000	329,430
Fuji Electric Co. Ltd.	13,000	61,686
Fuji Heavy Industries Ltd.	11,400	316,108
FUJIFILM Holdings Corp.	8,800	245,613
Fujitsu Ltd.	37,000	277,235
Fukuoka Financial Group, Inc.	11,000	53,131
Gree, Inc. (a)	2,300	20,169
GungHo Online Entertainment, Inc. (a)	8,800	56,863
The Gunma Bank Ltd.	8,000	47,333
The Hachijuni Bank Ltd.	10,000	61,922
Hakuhodo DY Holdings, Inc.	5,800	57,642
Hamamatsu Photonics KK	1,200	58,895
Hankyu Hanshin Holdings, Inc.	25,000	142,741
Hikari Tsushin, Inc.	400	30,208
Hino Motors Ltd.	5,300	73,121
Hirose Electric Co. Ltd.	700	104,063

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
The Hiroshima Bank Ltd.	12,000	$57,355
Hisamitsu Pharmaceutical Co., Inc. (a)	1,100	49,189
Hitachi Chemical Co. Ltd.	1,600	26,490
Hitachi Construction Machinery Co. Ltd.	1,800	35,928
Hitachi High-Technologies Corp.	1,600	38,097
Hitachi Ltd.	94,000	688,932
Hitachi Metals Ltd.	4,000	60,987
Hokuhoku Financial Group, Inc.	29,000	61,856
Hokuriku Electric Power Co.	4,500	59,657
Honda Motor Co. Ltd. (a)	31,200	1,088,716
Hoya Corp.	8,700	289,256
Hulic Co. Ltd.	4,100	54,078
Ibiden Co. Ltd.	2,300	46,402
Idemitsu Kosan Co. Ltd.	2,400	52,115
IHI Corp.	28,000	130,520
Iida Group Holdings Co. Ltd.	2,500	37,996
Inpex Corp.	17,400	264,692
Isetan Mitsukoshi Holdings Ltd.	6,800	88,603
Isuzu Motors Ltd.	23,000	152,305
ITOCHU Corp.	29,400	377,431
Itochu Techno-Solutions Corp.	300	13,041
The Iyo Bank Ltd.	2,400	24,275
J. Front Retailing Co. Ltd.	10,000	70,210
Japan Airlines Co. Ltd.	1,400	77,405
Japan Display, Inc. (b)	4,900	30,116
Japan Exchange Group, Inc.	5,300	130,625
Japan Prime Realty Investment Corp. (a)	12	43,071
Japan Real Estate Investment Corp.	26	151,443
Japan Retail Fund Investment Corp.	45	101,237
Japan Tobacco, Inc.	21,400	780,289
JFE Holdings, Inc.	9,200	190,295
JGC Corp.	4,000	121,678
The Joyo Bank Ltd.	14,000	74,682
JSR Corp.	3,900	66,955
JTEKT Corp.	4,500	75,928
JX Holdings, Inc.	41,400	221,541
Kajima Corp.	17,000	75,196
Kakaku.com, Inc.	2,300	40,333
Kamigumi Co. Ltd.	4,000	36,821
Kaneka Corp.	7,000	43,828
The Kansai Electric Power Co., Inc. (b)	13,000	122,540
Kansai Paint Co. Ltd. (a)	5,000	83,571
Kao Corp.	10,300	405,653
Kawasaki Heavy Industries Ltd.	30,000	114,365
KDDI Corp.	11,400	695,554
Keikyu Corp.	10,000	89,891
Keio Corp.	13,000	102,224
Keisei Electric Railway Co. Ltd.	7,000	69,762
Keyence Corp.	820	358,576
Kikkoman Corp.	2,000	41,685
Kintetsu Corp.	39,000	142,110
Kirin Holdings Co. Ltd. (a)	15,000	216,582
Kobe Steel Ltd.	60,000	90,237
Koito Manufacturing Co. Ltd.	2,200	56,376
Komatsu Ltd.	18,500	429,446
Konami Corp.	1,900	42,035
Konica Minolta, Inc.	8,500	84,015
Kubota Corp.	22,000	312,186
Kuraray Co. Ltd.	8,100	102,734
Kurita Water Industries Ltd.	2,800	64,850
Kyocera Corp.	6,200	294,400
Common Stocks	Shares	Value
Japan (continued)
Kyowa Hakko Kirin Co. Ltd. (a)	5,000	$67,742
Kyushu Electric Power Co., Inc. (b)	8,000	90,064
Lawson, Inc.	1,400	105,080
LIXIL Group Corp.	4,600	124,503
M3, Inc.	3,000	47,763
Mabuchi Motor Co. Ltd.	500	37,914
Makita Corp.	2,400	148,329
Marubeni Corp.	32,000	234,207
Marui Group Co. Ltd.	3,700	35,549
Maruichi Steel Tube Ltd.	1,400	37,601
Mazda Motor Corp.	54,000	253,418
McDonald’s Holdings Co. Japan Ltd. (a)	1,500	42,133
Medipal Holdings Corp.	3,000	42,533
Meiji Holdings Co. Ltd.	1,400	92,816
Miraca Holdings, Inc.	1,400	67,850
Mitsubishi Chemical Holdings Corp.	29,800	132,164
Mitsubishi Corp.	27,500	572,396
Mitsubishi Electric Corp.	37,000	457,051
Mitsubishi Estate Co. Ltd.	24,000	592,932
Mitsubishi Gas Chemical Co., Inc.	7,000	44,826
Mitsubishi Heavy Industries Ltd.	59,000	368,508
Mitsubishi Logistics Corp.	2,000	29,974
Mitsubishi Materials Corp.	15,000	52,623
Mitsubishi Motors Corp.	13,200	145,865
Mitsubishi Tanabe Pharma Corp.	4,500	67,361
Mitsubishi UFJ Financial Group, Inc.	246,800	1,515,035
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,500	66,105
Mitsui & Co. Ltd.	33,100	530,647
Mitsui Chemicals, Inc.	16,000	43,778
Mitsui Fudosan Co. Ltd.	18,000	607,487
Mitsui OSK Lines Ltd.	21,000	78,235
Mizuho Financial Group, Inc.	448,600	922,099
MS&AD Insurance Group Holdings, Inc.	9,700	234,438
Murata Manufacturing Co. Ltd.	4,100	384,501
Nabtesco Corp.	1,800	39,836
Nagoya Railroad Co. Ltd.	8,000	31,905
Namco Bandai Holdings, Inc.	4,200	98,472
NEC Corp.	58,000	185,107
Nexon Co. Ltd.	1,500	14,336
NGK Insulators Ltd.	4,000	90,803
NGK Spark Plug Co. Ltd.	3,000	84,702
NHK Spring Co. Ltd.	3,200	30,031
Nidec Corp.	3,800	233,701
Nikon Corp.	7,500	118,155
Nintendo Co. Ltd.	2,000	240,174
Nippon Building Fund, Inc.	26	152,019
Nippon Electric Glass Co. Ltd.	9,000	52,451
Nippon Express Co. Ltd.	18,000	87,305
Nippon Meat Packers, Inc.	3,000	58,572
Nippon Paint Co. Ltd.	4,000	84,693
Nippon Prologis REIT, Inc.	27	62,968
Nippon Steel & Sumitomo Metal	142,475	456,420
Nippon Telegraph & Telephone Corp.	7,100	442,528
Nippon Yusen KK	34,000	98,076
Nissan Motor Co. Ltd.	49,100	464,950
Nisshin Seifun Group, Inc.	3,000	35,840
Nissin Foods Holdings Co. Ltd.	900	46,272
Nitori Holdings Co. Ltd.	1,400	76,597
Nitto Denko Corp.	2,900	135,840
NKSJ Holdings, Inc.	6,200	167,060
NOK Corp.	2,000	40,214

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Nomura Holdings, Inc.	70,900	$502,206
Nomura Real Estate Holdings, Inc.	2,500	47,352
Nomura Research Institute Ltd.	1,900	59,861
NSK Ltd.	9,000	117,120
NTT Data Corp.	2,500	96,141
NTT DoCoMo, Inc.	29,400	501,881
NTT Urban Development Corp.	2,400	27,028
Obayashi Corp.	14,000	99,989
Odakyu Electric Railway Co. Ltd.	13,000	125,192
Oji Holdings Corp.	16,000	65,840
Olympus Corp. (b)	4,900	168,591
Omron Corp.	3,800	160,244
Ono Pharmaceutical Co. Ltd.	1,400	123,003
Oracle Corp. Japan	700	30,620
Oriental Land Co. Ltd.	1,000	171,387
ORIX Corp.	25,900	429,442
Osaka Gas Co. Ltd.	35,000	147,064
Otsuka Corp.	1,200	58,193
Otsuka Holdings Co. Ltd.	7,200	223,273
Panasonic Corp.	42,200	511,550
Park24 Co. Ltd.	2,400	43,649
Rakuten, Inc.	15,300	197,815
Resona Holdings, Inc.	40,700	237,172
Ricoh Co. Ltd.	13,200	157,326
Rinnai Corp.	900	86,886
Rohm Co. Ltd.	1,900	108,974
Sankyo Co. Ltd.	700	26,927
Sanrio Co. Ltd.	800	23,246
Santen Pharmaceutical Co. Ltd.	1,700	95,770
SBI Holdings, Inc.	4,950	60,665
Secom Co. Ltd.	4,100	250,286
Sega Sammy Holdings, Inc.	3,000	59,078
Seiko Epson Corp.	2,200	93,597
Sekisui Chemical Co. Ltd.	7,000	81,155
Sekisui House Ltd.	10,000	137,225
Seven & I Holdings Co. Ltd.	14,600	615,387
Seven Bank Ltd.	10,300	42,118
Sharp Corp. (b)	33,000	105,953
Shikoku Electric Power Co., Inc. (b)	3,700	51,592
Shimadzu Corp.	6,000	55,052
Shimamura Co. Ltd.	300	29,530
Shimano, Inc.	1,500	166,449
Shimizu Corp.	11,000	77,952
Shin-Etsu Chemical Co. Ltd.	7,900	480,385
Shinsei Bank Ltd.	33,000	74,328
Shionogi & Co. Ltd.	4,900	102,344
Shiseido Co. Ltd.	6,700	122,201
The Shizuoka Bank Ltd.	8,000	86,537
Showa Shell Sekiyu KK (a)	4,400	50,015
SMC Corp.	1,000	267,961
Softbank Corp.	18,900	1,408,484
Sony Corp.	19,600	327,526
Sony Financial Holdings, Inc.	3,100	52,924
Stanley Electric Co. Ltd.	2,900	75,662
Sumitomo Chemical Co. Ltd.	33,000	124,746
Sumitomo Corp.	21,200	286,055
Sumitomo Dainippon Pharma Co. Ltd.	3,900	44,883
Sumitomo Electric Industries Ltd.	14,600	205,531
Sumitomo Heavy Industries Ltd.	12,000	57,119
Sumitomo Metal Mining Co. Ltd.	10,000	163,220
Sumitomo Mitsui Financial Group, Inc.	24,600	1,032,139
Sumitomo Mitsui Trust Holdings, Inc.	64,000	292,512
Common Stocks	Shares	Value
Japan (Concluded)
Sumitomo Realty & Development Co. Ltd.	7,000	$300,696
Sumitomo Rubber Industries Ltd. (a)	4,300	62,150
Suntory Beverage & Food Ltd. (a)	2,500	97,992
Suruga Bank Ltd.	3,000	58,272
Suzuken Co. Ltd.	1,700	63,327
Suzuki Motor Corp.	7,100	222,738
Sysmex Corp.	3,000	112,804
T&D Holdings, Inc.	11,000	149,617
Taiheiyo Cement Corp.	24,000	96,769
Taisei Corp.	21,000	116,385
Taisho Pharmaceutical Holdings Co. Ltd.	800	58,356
Taiyo Nippon Sanso Corp.	4,000	35,436
Takashimaya Co. Ltd.	4,000	38,850
Takeda Pharmaceutical Co. Ltd.	15,200	705,474
TDK Corp.	2,600	122,072
Teijin Ltd.	23,000	57,725
Terumo Corp.	5,200	116,495
THK Co. Ltd.	2,200	51,866
Tobu Railway Co. Ltd.	15,000	78,555
Toho Co. Ltd. (a)	1,900	44,561
Toho Gas Co. Ltd.	10,000	54,923
Tohoku Electric Power Co., Inc.	8,200	95,966
Tokio Marine Holdings, Inc.	13,700	450,918
The Tokyo Electric Power Co., Inc. (b)	30,800	128,023
Tokyo Electron Ltd.	3,300	224,909
Tokyo Gas Co. Ltd.	45,000	262,859
Tokyo Tatemono Co. Ltd.	9,000	83,361
Tokyu Corp.	24,000	170,229
Tokyu Fudosan Holdings Corp.	8,600	67,880
TonenGeneral Sekiyu KK (a)	7,000	66,484
Toppan Printing Co. Ltd.	11,000	85,055
Toray Industries, Inc.	28,000	184,241
Toshiba Corp.	77,000	359,931
Toto Ltd.	6,000	80,916
Toyo Seikan Kaisha Ltd.	3,500	53,806
Toyo Suisan Kaisha Ltd.	1,000	30,825
Toyoda Gosei Co. Ltd.	1,100	22,866
Toyota Industries Corp.	3,100	160,178
Toyota Motor Corp.	53,500	3,203,185
Toyota Tsusho Corp.	4,500	129,494
Trend Micro, Inc.	2,000	65,904
Unicharm Corp.	2,300	137,129
United Urban Investment Corp.	49	79,107
USS Co. Ltd.	4,300	73,394
West Japan Railway Co.	3,000	132,151
Yahoo! Japan Corp.	26,500	122,376
Yakult Honsha Co. Ltd.	1,600	81,038
Yamada Denki Co. Ltd. (a)	17,400	62,027
Yamaguchi Financial Group, Inc.	4,000	42,184
Yamaha Corp.	2,700	42,689
Yamaha Motor Co. Ltd.	4,900	84,380
Yamato Holdings Co. Ltd.	6,700	138,885
Yamato Kogyo Co. Ltd.	1,300	38,162
Yamazaki Baking Co. Ltd.	1,000	12,490
Yaskawa Electric Corp.	5,000	60,612
Yokogawa Electric Corp.	4,800	60,796
The Yokohama Rubber Co. Ltd. (a)	4,000	34,626

		54,059,032
Luxembourg — 0.0%
Altice SA (b)	1,310	91,268

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Luxembourg (concluded)
RTL Group SA	668	$74,145

		165,413
Malaysia — 0.8%
AirAsia Bhd	44,500	31,890
Alliance Financial Group Bhd	26,000	38,231
AMMB Holdings Bhd	43,000	95,366
Astro Malaysia Holdings Bhd	29,600	32,340
Axiata Group Bhd	39,300	85,307
Berjaya Sports Toto Bhd	14,538	17,576
British American Tobacco Malaysia Bhd	3,100	63,280
Bumi Armada Bhd (b)	22,800	24,146
CIMB Group Holdings Bhd	84,800	193,385
Dialog Group BHD	20,900	24,676
DiGi.Com Bhd	54,300	96,893
Felda Global Ventures Holdings Bhd	26,500	34,340
Gamuda Bhd	39,600	58,134
Genting Bhd	31,900	99,249
Genting Malaysia Bhd	64,500	84,375
Genting Plantations Bhd	10,000	36,126
Hong Leong Bank Bhd	14,040	60,361
Hong Leong Financial Group Bhd	7,000	35,190
IHH Healthcare Bhd	60,700	82,843
IJM Corp. Bhd	29,100	60,719
IOI Corp. Bhd	61,400	100,437
IOI Properties Group Sdn Bhd (b)	19,949	15,664
Kuala Lumpur Kepong Bhd	9,800	73,859
Lafarge Malayan Cement Bhd	5,300	16,258
Malayan Banking Bhd	90,200	276,200
Malaysia Airports Holdings Bhd	11,300	28,083
Maxis Bhd	27,400	57,605
MISC Bhd	27,400	55,468
MMC Corp. Bhd	32,500	25,708
Petronas Chemicals Group Bhd	43,000	90,675
Petronas Dagangan Bhd	6,100	45,705
Petronas Gas Bhd	9,700	74,050
PPB Group Bhd	12,600	59,408
Public Bank BHD	42,200	257,339
RHB Capital Bhd	12,900	34,359
Sapurakencana Petroleum Bhd (b)	76,800	104,757
Sime Darby Bhd	48,100	144,910
Telekom Malaysia Bhd	20,200	39,947
Tenaga Nasional Bhd	51,900	197,169
UEM Land Holdings Bhd	54,900	34,724
UMW Holdings Bhd	10,900	37,087
YTL Corp. Bhd	113,160	57,130
YTL Power International Bhd (b)	42,000	19,228

		3,100,197
Mexico — 1.1%
Alfa SAB de CV, Series A	52,300	144,764
America Movil SAB de CV, Series L	672,700	697,407
Arca Continental SAB de CV	4,972	33,691
Cemex SAB de CV (b)	216,320	286,459
Coca-Cola Femsa SAB de CV, Series L	8,100	91,892
Compartamos SAB de C.V.	30,300	58,388
Controladora Comercial Mexicana SAB de CV	6,300	23,605
El Puerto de Liverpool SAB de CV, Series C1	4,400	52,097
Fibra Uno Administracion SA de CV	39,800	138,879
Fomento Economico Mexicano SAB de CV	37,200	348,645
Common Stocks	Shares	Value
Mexico (concluded)
Genomma Lab Internacional SAB de CV, Series B, Series B (b)	21,500	$58,318
Gruma SAB de CV (b)	3,400	40,687
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,700	45,240
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,600	45,772
Grupo Bimbo SAB de CV, Series A	27,900	81,871
Grupo Carso SAB de CV, Series A1	14,900	77,500
Grupo Comercial Chedraui SA de CV	10,900	38,136
Grupo Financiero Banorte SAB de CV, Series O	46,400	331,865
Grupo Financiero Inbursa SAB de CV, Series O	44,900	133,176
Grupo Financiero Santander Mexico SAB de CV, Series B	35,400	93,974
Grupo Lala SAB de CV	9,900	26,060
Grupo Mexico SAB de CV, Series B	74,223	247,324
Grupo Televisa SAB CPO	48,300	331,382
Industrias Penoles SAB de CV	2,850	71,266
Kimberly-Clark de Mexico SAB de CV, Class A	36,900	103,275
Mexichem SAB de CV	17,130	70,878
Minera Frisco SAB de CV, Series A1 (b)	8,100	15,958
OHL Mexico SAB de CV (b)	11,700	35,902
Promotora y Operadora de Infraestructura SAB de CV (b)	5,300	70,814
Wal-Mart de Mexico SAB de CV, Series V	103,900	277,900

		4,073,125
Netherlands — 3.3%
Aegon NV	34,511	301,055
Akzo Nobel NV	4,460	334,407
ASML Holding NV	6,997	652,550
CNH Industrial NV	16,930	173,717
Corio NV	1,324	67,576
Delta Lloyd NV	3,388	86,020
Fugro NV CVA	1,719	98,299
Gemalto NV (a)	1,497	155,396
Heineken Holding NV	1,798	118,156
Heineken NV	4,220	302,908
ING Groep NV CVA (b)	75,558	1,060,266
Koninklijke Ahold NV	18,685	350,364
Koninklijke Boskalis Westminster NV	1,542	88,430
Koninklijke DSM NV	3,243	236,001
Koninklijke KPN NV (b)	64,986	236,943
Koninklijke Philips Electronics NV	19,010	603,345
Koninklijke Vopak NV	1,034	50,486
OCI NV (b)	1,500	58,542
QIAGEN NV (b)	4,893	118,338
Randstad Holding NV	2,310	125,223
Reed Elsevier NV	13,112	301,094
Royal Dutch Shell PLC, A Shares	76,656	3,167,636
Royal Dutch Shell PLC, B Shares	48,465	2,106,293
TNT Express NV	9,963	90,138
Unilever NV CVA	32,227	1,410,674
Wolters Kluwer NV	5,731	169,760
Ziggo NV	2,837	131,201

		12,594,818
New Zealand — 0.1%
Auckland International Airport Ltd.	23,568	80,469
Contact Energy Ltd.	8,655	40,199
Fletcher Building Ltd.	15,613	120,360
Ryman Healthcare Ltd.	7,854	58,795

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
New Zealand (concluded)
Telecom Corp. of New Zealand Ltd.	43,878	$102,958

		402,781
Norway — 0.6%
Aker Solutions ASA	3,715	64,478
DnB NOR ASA	18,965	346,515
Gjensidige Forsikring ASA	4,154	74,495
Norsk Hydro ASA	23,242	124,451
Orkla ASA	16,035	142,695
Seadrill Ltd.	7,051	279,435
Statoil ASA	22,307	685,692
Subsea 7 SA	5,068	94,465
Telenor ASA	14,246	324,359
Yara International ASA	3,325	166,579

		2,303,164
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,924	58,152
Credicorp Ltd.	1,301	202,267
Southern Copper Corp.	2,748	83,457

		343,876
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	42,010	53,895
Aboitiz Power Corp.	29,200	24,538
Alliance Global Group, Inc.	35,800	23,853
Ayala Corp.	5,080	75,337
Ayala Land, Inc.	120,800	84,455
Bank of the Philippine Islands	15,031	31,339
BDO Unibank, Inc.	28,624	61,290
DMCI Holdings, Inc.	14,000	23,780
Energy Development Corp.	253,900	36,713
Globe Telecom, Inc.	845	30,984
International Container Terminal Services, Inc.	9,550	24,282
JG Summit Holdings, Inc.	43,093	50,556
Jollibee Foods Corp.	12,070	48,674
Metro Pacific Investments Corp.	167,000	19,188
Metropolitan Bank & Trust Co.	11,063	22,149
Philippine Long Distance Telephone Co.	260	17,692
SM Investments Corp.	1,965	36,732
SM Prime Holdings, Inc.	177,450	64,496
Universal Robina Corp.	17,840	63,054

		793,007
Poland — 0.3%
Alior Bank SA (b)	761	20,792
Bank Handlowy w Warszawie SA (a)	502	19,787
Bank Millennium SA	13,346	34,157
Bank Pekao SA (a)	2,406	137,810
Bank Zachodni WBK SA	615	74,760
BRE Bank SA	323	53,747
Cyfrowy Polsat SA	2,551	18,781
Enea SA	3,084	16,042
Eurocash SA (a)	1,745	23,130
Getin Noble Bank SA (b)	23,753	24,569
Grupa Azoty SA	535	12,770
Grupa Lotos SA (b)	1,964	23,936
Jastrzebska Spolka Weglowa SA (b)	1,221	18,899
KGHM Polska Miedz SA	2,096	85,932
PGE SA	13,695	97,566
Polski Koncern Naftowy Orlen SA (a)	6,080	82,042
Common Stocks	Shares	Value
Poland (concluded)
Polskie Gornictwo Naftowe i Gazownictwo SA	43,796	$75,661
Powszechna Kasa Oszczednosci Bank Polski SA	18,424	228,745
Powszechny Zaklad Ubezpieczen SA	1,038	151,661
Synthos SA	15,178	22,145
Tauron Polska Energia SA	20,989	35,736
Telekomunikacja Polska SA	11,397	36,403

		1,295,071
Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares (b)	48,752	40,111
EDP — Energias de Portugal SA	48,783	244,774
Galp Energia SGPS SA	7,069	129,572
Jeronimo Martins SGPS SA	4,630	76,124

		490,581
Qatar — 0.1%
Barwa Real Estate Co.	627	6,117
The Commercial Bank of Qatar QSC	248	4,217
Doha Bank QSC	216	3,216
Industries Qatar QSC	709	32,901
Masraf Al Rayan	8,201	102,543
Ooredoo QSC	1,426	46,587
Qatar Electricity & Water Co.	177	8,406
Qatar Islamic Bank SAQ	320	7,216
Qatar National Bank	1,076	48,283
Vodafone Qatar	7,760	33,465

		292,951
Russia — 1.1%
AK Transneft OAO, Preference Shares	32	70,199
Alrosa AO (b)	26,700	32,911
Federal Hydrogenerating Co. JSC	2,534,000	49,915
Gazprom OAO	232,160	1,009,253
Lukoil OAO	10,100	605,804
Magnit OJSC — GDR	5,035	296,744
MegaFon OAO — GDR	2,296	72,289
MMC Norilsk Nickel	1,031	203,960
Mobile Telesystems — ADR	9,398	185,517
Moscow Exchange MICEX-RTS OAO (b)	14,080	27,991
NovaTek OAO — GDR	1,794	222,754
Rosneft Oil Co.	21,260	156,154
Rostelecom OJSC	18,170	46,362
Sberbank of Russia	205,970	509,203
Sberbank of Russia, Preference Shares	25,500	51,910
Severstal OAO	5,710	46,877
Sistema JSFC — GDR	2,940	90,546
Surgutneftegas OAO	110,500	85,623
Surgutneftegas OAO, Preference Shares	172,800	142,448
Tatneft OAO	27,700	180,755
Uralkali OJSC	25,900	119,351
VTB Bank OJSC	86,510,000	104,675

		4,311,241
Singapore — 1.0%
Ascendas Real Estate Investment Trust	42,000	77,612
CapitaCommercial Trust	33,000	45,072
CapitaLand Ltd.	43,000	110,426
CapitaMall Trust	51,000	80,838
City Developments Ltd.	8,000	65,723
ComfortDelGro Corp. Ltd.	40,000	80,214
DBS Group Holdings Ltd.	33,684	453,039

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Singapore (concluded)
Genting Singapore PLC	115,000	$122,782
Global Logistic Properties Ltd.	53,000	114,864
Golden Agri-Resources Ltd.	117,000	52,181
Hutchison Port Holdings Trust	107,000	77,059
Jardine Cycle & Carriage Ltd.	2,000	71,080
Keppel Corp. Ltd.	29,000	251,038
Keppel Land Ltd.	13,000	35,263
Noble Group Ltd.	80,000	88,055
Olam International Ltd.	15,000	31,043
Oversea-Chinese Banking Corp. Ltd.	50,000	383,506
SembCorp Industries Ltd.	22,000	94,799
SembCorp Marine Ltd. (a)	21,000	69,096
Singapore Airlines Ltd.	11,000	91,542
Singapore Exchange Ltd.	13,000	72,510
Singapore Press Holdings Ltd. (a)	30,876	103,249
Singapore Technologies Engineering Ltd.	27,000	82,367
Singapore Telecommunications Ltd.	159,000	491,420
StarHub Ltd.	12,000	40,164
United Overseas Bank Ltd.	25,000	452,068
UOL Group Ltd.	12,000	62,813
Wilmar International Ltd.	35,000	89,595
Yangzijiang Shipbuilding Holdings Ltd.	44,000	38,119

		3,827,537
South Africa — 1.6%
African Bank Investments Ltd. (a)	20,398	13,023
African Rainbow Minerals Ltd.	2,500	44,032
Anglo American Platinum Ltd. (a)(b)	832	36,159
AngloGold Ashanti Ltd. (b)	7,735	132,041
Aspen Pharmacare Holdings Ltd.	5,365	150,853
Assore Ltd.	1,116	37,421
Barclays Africa Group, Ltd.	4,120	62,565
Barloworld Ltd.	5,200	49,506
Bidvest Group Ltd.	6,365	169,159
Coronation Fund Managers Ltd.	2,870	25,781
Discovery Holdings Ltd.	7,054	64,450
Exxaro Resources Ltd. (a)	3,809	49,669
FirstRand Ltd.	56,982	218,293
The Foschini Group Ltd.	3,762	39,466
Gold Fields Ltd.	11,696	43,252
Growthpoint Properties Ltd.	40,155	93,283
Harmony Gold Mining Co., Ltd. (b)	6,631	19,809
Impala Platinum Holdings Ltd.	11,813	119,066
Imperial Holdings Ltd.	3,661	68,840
Investec Ltd.	7,549	69,241
Kumba Iron Ore Ltd. (a)	1,303	41,689
Liberty Holdings Ltd.	1,922	23,500
Life Healthcare Group Holdings Ltd.	20,533	80,112
Massmart Holdings Ltd.	1,527	18,962
Mediclinic International, Ltd.	7,259	55,767
MMI Holdings Ltd.	20,454	50,485
Mr. Price Group Ltd.	4,883	83,023
MTN Group Ltd.	33,480	705,216
Nampak Ltd.	15,329	53,015
Naspers Ltd., Class N	7,653	901,086
Nedbank Group Ltd. (a)	2,290	49,363
Netcare Ltd.	21,846	58,943
Northam Platinum Ltd. (b)	6,973	29,924
Pick n Pay Stores Ltd. (a)	7,638	41,827
PPC Ltd.	16,592	48,884
Redefine Properties Ltd.	77,451	69,859
Common Stocks	Shares	Value
South Africa (concluded)
Remgro Ltd.	9,180	$198,572
RMB Holdings Ltd.	17,898	88,537
RMI Holdings	15,066	46,473
Sanlam Ltd.	32,718	189,964
Sappi Ltd. (b)	10,017	36,173
Sasol Ltd.	10,796	641,325
Shoprite Holdings Ltd.	9,012	130,578
The Spar Group Ltd.	4,305	50,366
Standard Bank Group Ltd.	21,025	286,714
Steinhoff International Holdings Ltd.	32,665	182,105
Tiger Brands Ltd.	3,612	104,170
Truworths International Ltd. (a)	9,001	63,499
Vodacom Group Ltd. (a)	6,613	81,736
Woolworths Holdings Ltd.	14,508	106,645

		6,024,421
South Korea — 3.3%
Amorepacific Corp.	59	88,867
Amorepacific Group	50	36,914
BS Financial Group, Inc.	3,010	44,337
Celltrion, Inc. (b)	1,155	53,099
Cheil Industries, Inc.	935	64,872
Cheil Worldwide, Inc. (b)	1,700	38,325
CJ CheilJedang Corp.	189	64,334
CJ Corp.	314	43,453
Coway Co., Ltd.	1,206	100,940
Daelim Industrial Co., Ltd.	494	41,156
Daewoo Engineering & Construction Co., Ltd. (b)	1,010	8,762
Daewoo International Corp.	1,160	41,936
Daewoo Securities Co., Ltd. (b)	5,560	47,906
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	1,900	48,252
DGB Financial Group, Inc.	3,550	53,163
Dongbu Insurance Co., Ltd.	1,160	59,600
Doosan Corp.	275	33,964
Doosan Heavy Industries & Construction Co., Ltd.	776	26,878
Doosan Infracore Co., Ltd. (b)	3,880	49,673
E-Mart Co., Ltd.	344	78,893
GS Engineering & Construction Corp. (b)	969	32,252
GS Holdings	1,216	54,218
Halla Visteon Climate Control Corp.	750	33,968
Hana Financial Group, Inc.	5,121	189,775
Hankook Tire Co., Ltd.	1,750	104,407
Hanwha Chem Corp.	1,740	31,580
Hanwha Corp.	750	19,153
Hanwha Life Insurance Co., Ltd.	7,120	45,445
Hite Jinro Co., Ltd.	200	4,337
Hotel Shilla Co., Ltd.	435	39,292
Hyosung Corp.	399	26,666
Hyundai Department Store Co., Ltd.	314	43,134
Hyundai Development Co-Engineering & Construction	1,040	33,080
Hyundai Engineering & Construction Co., Ltd.	1,666	94,883
Hyundai Glovis Co., Ltd.	260	69,257
Hyundai Heavy Industries Co., Ltd.	775	135,597
Hyundai Merchant Marine Co., Ltd. (b)	2,004	18,143
Hyundai Mipo Dockyard	278	40,251
Hyundai Mobis	1,278	358,917
Hyundai Motor Co.	3,043	689,911
Hyundai Motor Co., Preference Shares	468	70,084
Hyundai Motor Co., Second Preference Shares	699	110,562
Hyundai Steel Co.	1,195	87,849
Hyundai Wia Corp.	232	44,953

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (concluded)
Industrial Bank of Korea	4,130	$55,095
Kangwon Land, Inc.	2,290	67,242
KB Financial Group, Inc.	7,477	259,840
KCC Corp.	96	58,532
Kia Motors Corp.	4,966	277,825
Korea Aerospace Industries, Ltd.	530	16,346
Korea Electric Power Corp.	4,690	172,656
Korea Gas Corp. (b)	753	41,129
Korea Investment Holdings Co., Ltd.	920	36,539
Korea Zinc Co., Ltd.	205	80,383
Korean Air Lines Co., Ltd. (b)	436	14,392
KT Corp.	1,200	36,219
KT&G Corp.	1,687	149,226
Kumho Petro chemical Co., Ltd.	423	37,072
LG Chem Ltd.	863	252,382
LG Chem Ltd., Preference Shares	179	34,137
LG Corp.	2,220	137,130
LG Display Co., Ltd. (b)	4,850	152,681
LG Electronics, Inc.	2,223	163,267
LG Household & Health Care Ltd.	210	94,532
LG Innotek Co., Ltd. (b)	123	17,622
LG Uplus Corp.	5,020	45,722
Lotte Chemical Corp.	351	63,998
Lotte Confectionery Co., Ltd.	24	45,827
Lotte Shopping Co., Ltd.	242	73,779
LS Corp.	426	31,287
LS Industrial Systems Co., Ltd.	411	26,768
Mirae Asset Securities Co., Ltd.	250	11,079
NAVER Corp.	551	454,004
NCSoft Corp.	285	51,404
OCI Co., Ltd. (b)	336	57,139
Orion Corp.	77	70,547
Paradise Co., Ltd.	698	25,806
POSCO	1,157	345,741
S-1 Corp.	442	35,540
S-Oil Corp.	1,187	66,747
Samsung C&T Corp.	2,696	198,865
Samsung Card Co., Ltd.	1,210	51,604
Samsung Electro-Mechanics Co., Ltd.	1,375	79,236
Samsung Electronics Co. Ltd.	2,143	2,798,648
Samsung Electronics Co. Ltd., Preference Shares	394	412,871
Samsung Engineering Co., Ltd. (b)	569	45,027
Samsung Fire & Marine Insurance Co., Ltd.	536	136,422
Samsung Heavy Industries Co. Ltd.	2,810	75,173
Samsung Life Insurance Co., Ltd.	1,059	106,753
Samsung SDI Co., Ltd.	497	79,567
Samsung Securities Co., Ltd.	1,280	56,021
Samsung Techwin Co., Ltd.	911	47,710
Shinhan Financial Group Co., Ltd.	7,776	358,756
Shinsegae Co., Ltd.	221	47,696
SK C&C Co., Ltd.	384	63,179
SK Holdings Co., Ltd.	599	108,093
SK Hynix, Inc. (b)	10,560	507,069
SK Innovation Co., Ltd.	1,095	122,301
SK Networks Co., Ltd. (b)	1,290	13,688
SK Telecom Co., Ltd.	130	30,388
Woori Finance Holdings Co., Ltd. (b)	6,938	82,602
Woori Investment & Securities Co., Ltd.	2,300	19,840
Yuhan Corp.	122	21,813

		12,425,995
Common Stocks	Shares	Value
Spain — 2.6%
Abertis Infraestructuras SA	7,073	$162,723
ACS Actividades de Construccion y Servicios SA	3,213	147,060
Amadeus IT Holding SA, Class A	7,353	303,115
Banco Bilbao Vizcaya Argentaria SA	115,906	1,477,270
Banco de Sabadell SA	68,384	233,411
Banco Popular Espanol SA	33,586	224,367
Banco Santander SA	233,279	2,437,592
Bankia SA (b)	88,991	172,524
CaixaBank SA	34,917	215,405
Distribuidora Internacional de Alimentacion SA	12,566	115,660
Enagas SA (a)	3,839	123,573
Ferrovial SA	7,404	164,968
Gas Natural SDG SA (a)	6,280	198,406
Grifols SA	3,108	169,821
Iberdrola SA	99,436	760,639
Inditex SA	4,299	661,637
International Consolidated Airlines Group SA (b)	18,617	118,135
Mapfre SA	18,785	74,849
Red Electrica Corp. SA (a)	1,684	153,938
Repsol SA	16,486	434,681
Telefonica SA	80,266	1,377,994
Zardoya Otis SA (a)	4,143	73,768

		9,801,536
Sweden — 2.1%
Alfa Laval AB	5,792	149,144
Assa Abloy AB, Class B	6,356	323,304
Atlas Copco AB, Class A	12,798	369,493
Atlas Copco AB, Class B	8,091	215,912
Boliden AB	5,919	85,871
Electrolux AB, Class B	5,086	128,354
Elekta AB, B Shares	7,721	98,064
Getinge AB, Class B	3,519	92,146
Hennes & Mauritz AB, Class B	18,773	819,626
Hexagon AB, Class B	4,384	141,247
Husqvarna AB, Class B	9,926	77,141
Industrivarden AB, Class C	2,903	57,306
Investment AB Kinnevik, Class B	4,467	190,332
Investor AB, Class B	9,463	354,590
Lundin Petroleum AB (b)	4,140	83,681
Millicom International Cellular SA	1,208	110,578
Nordea Bank AB	60,432	851,967
Sandvik AB	20,062	273,990
Securitas AB, Class B	4,748	56,298
Skandinaviska Enskilda Banken AB, Class A	29,549	394,413
Skanska AB, Class B	7,491	171,006
SKF AB, Class B	7,345	187,280
Svenska Cellulosa AB, B Shares	11,246	292,889
Svenska Handelsbanken AB, Class A	9,692	473,934
Swedbank AB, Class A	17,112	453,247
Swedish Match AB	3,600	125,001
Tele2 AB, Class B	7,128	83,886
Telefonaktiebolaget LM Ericsson, Class B	59,482	718,587
TeliaSonera AB	45,281	330,641
Volvo AB, Class B	30,139	414,912

		8,124,840
Switzerland — 6.7%
ABB Ltd., Registered Shares	42,024	966,986
Actelion Ltd., Registered Shares (b)	1,896	239,976
Adecco SA, Registered Shares (b)	3,094	254,617

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
Aryzta AG (b)	1,667	$157,872
Baloise Holding AG, Registered Shares	981	115,510
Barry Callebaut AG, Registered Shares (b)	54	73,345
Cie Financiere Richemont SA, Registered Shares	10,167	1,065,392
Coca-Cola HBC AG (b)	2,749	63,107
Credit Suisse Group AG, Registered Shares	29,075	826,877
EMS-Chemie Holding AG, Registered Shares	217	86,593
Geberit AG, Registered Shares	708	248,362
Givaudan SA, Registered Shares (b)	174	289,871
Glencore PLC (a)(b)	210,101	1,170,833
Holcim Ltd., Registered Shares (b)	4,327	380,072
Julius Baer Group Ltd.	4,018	165,539
Kuehne & Nagel International AG, Registered Shares	986	131,108
Lindt & Spruengli AG	18	91,624
Lindt & Spruengli AG, Registered Shares	2	123,545
Lonza Group AG, Registered Shares (b)	1,125	122,342
Nestle SA, Registered Shares	63,202	4,897,327
Novartis AG, Registered Shares	45,140	4,087,804
Pargesa Holding SA, Bearer Shares	734	65,882
Partners Group Holding AG	302	82,505
Roche Holding AG	13,716	4,086,776
Schindler Holding AG, Participation Certificates	1,051	159,642
Schindler Holding AG, Registered Shares	173	26,067
SGS SA, Registered Shares	104	248,864
Sika AG — Bearer Shares	42	171,595
Sonova Holding AG, Registered Shares	1,124	171,368
STMicroelectronics NV	12,454	111,576
Sulzer AG, Registered Shares	486	68,104
The Swatch Group AG, Bearer Shares	624	376,252
The Swatch Group AG, Registered Shares	764	84,759
Swiss Life Holding AG, Registered Shares (b)	574	136,062
Swiss Prime Site AG, Registered Shares	948	78,525
Swiss Re AG (b)	6,801	604,725
Swisscom AG, Registered Shares	452	262,556
Syngenta AG, Registered Shares	1,797	663,900
Transocean Ltd. (a)	6,775	304,388
UBS AG, Registered Shares (b)	71,152	1,304,536
Zurich Insurance Group AG (b)	2,917	878,560

		25,445,344
Taiwan — 2.6%
Acer, Inc. (b)	64,000	45,743
Advanced Semiconductor Engineering, Inc.	111,097	143,960
Advantech Co., Ltd.	8,000	68,324
Asia Cement Corp.	56,111	76,909
Asia Pacific Telecom Co., Ltd.	33,000	19,835
Asustek Computer, Inc.	14,220	158,922
AU Optronics Corp. (b)	171,000	72,451
Catcher Technology Co., Ltd.	12,000	111,988
Cathay Financial Holding Co., Ltd.	130,415	203,703
Chailease Holding Co., Ltd.	20,800	52,316
Chang Hwa Commercial Bank	120,757	74,845
Cheng Shin Rubber Industry Co. Ltd.	36,436	93,232
Chicony Electronics Co., Ltd.	15,468	41,791
China Airlines Ltd. (b)	103,687	35,602
China Development Financial Holding Corp.	281,765	92,674
China Life Insurance Co., Ltd.	53,307	49,187
China Motor Corp.	17,000	16,968
China Steel Corp.	184,940	155,558
Chunghwa Telecom Co. Ltd.	63,000	203,035
Clevo Co.	6,805	12,114
Common Stocks	Shares	Value
Taiwan (continued)
Compal Electronics, Inc.	81,000	$66,301
CTBC Financial Holding Co., Ltd.	292,672	195,113
CTCI Corp.	21,000	36,360
Delta Electronics, Inc.	35,000	254,910
E.Sun Financial Holding Co., Ltd.	112,973	72,470
Eclat Textile Co., Ltd.	4,000	48,464
Epistar Corp.	18,000	44,619
Eva Airways Corp. (b)	59,000	28,361
Evergreen Marine Corp. Taiwan, Ltd. (b)	22,000	12,007
Far Eastern Department Stores Ltd.	33,894	31,836
Far Eastern New Century Corp.	83,245	89,647
Far EasTone Telecommunications Co. Ltd.	34,000	77,451
Farglory Land Development Co., Ltd.	9,597	13,045
First Financial Holding Co., Ltd.	137,551	88,441
Formosa Chemicals & Fibre Corp.	49,360	125,002
Formosa International Hotels Corp.	1,210	14,706
Formosa Petrochemical Corp.	17,000	44,269
Formosa Plastics Corp.	71,040	189,887
Formosa Taffeta Co., Ltd.	31,000	34,255
Foxconn Technology Co., Ltd.	17,297	41,947
Fubon Financial Holding Co., Ltd.	104,952	151,607
Giant Manufacturing Co., Ltd.	5,000	38,945
Hermes Microvision, Inc.	1,000	39,709
Highwealth Construction Corp.	2,000	4,470
Hiwin Technologies Corp.	5,394	66,536
Hon Hai Precision Industry Co., Ltd.	206,800	693,311
Hotai Motor Co., Ltd.	5,000	63,845
HTC Corp.	12,050	55,686
Hua Nan Financial Holdings Co., Ltd.	149,712	93,764
Innolux Corp. (b)	94,401	44,265
Inotera Memories, Inc. (b)	39,000	70,910
Inventec Co. Ltd.	51,470	49,320
Kinsus Interconnect Technology Corp.	3,000	13,483
Largan Precision Co., Ltd.	2,000	159,556
Lite-On Technology Corp.	41,619	69,509
MediaTek, Inc.	26,255	444,111
Mega Financial Holding Co., Ltd.	228,110	189,821
Merida Industry Co., Ltd.	3,000	19,894
Nan Ya Plastics Corp.	84,790	204,205
Novatek Microelectronics Corp.	14,000	68,855
Pegatron Corp.	39,000	74,538
Phison Electronics Corp.	5,000	40,288
Pou Chen Corp.	42,000	50,601
Powertech Technology, Inc.	8,100	14,660
President Chain Store Corp.	12,000	96,169
Quanta Computer, Inc.	47,000	137,322
Radiant Opto-Electronics Corp.	7,729	33,164
Realtek Semiconductor Corp.	6,240	19,792
Ruentex Development Co., Ltd.	20,109	36,458
Ruentex Industries Ltd.	17,521	45,312
ScinoPharm Taiwan, Ltd.	4,440	10,998
Shin Kong Financial Holding Co., Ltd.	133,126	41,072
Siliconware Precision Industries Co.	64,000	105,360
Simplo Technology Co., Ltd.	3,600	22,319
SinoPac Financial Holdings Co., Ltd.	131,490	59,224
Standard Foods Corp.	5,306	14,750
Synnex Technology International Corp.	30,000	50,581
Taishin Financial Holding Co., Ltd.	182,291	93,415
Taiwan Business Bank (b)	114,043	35,556
Taiwan Cement Corp.	72,000	109,068
Taiwan Cooperative Financial Holding Co., Ltd.	145,038	83,065

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (concluded)
Taiwan Fertilizer Co., Ltd.	12,000	$23,791
Taiwan Glass Industry Corp.	30,720	25,938
Taiwan Mobile Co. Ltd.	23,800	73,650
Taiwan Semiconductor Manufacturing Co. Ltd.	474,000	2,005,751
Teco Electric and Machinery Co., Ltd.	39,000	44,893
TPK Holding Co., Ltd.	3,887	38,806
Transcend Information, Inc.	6,000	20,621
TSRC Corp.	20,200	28,553
U-Ming Marine Transport Corp.	3,000	5,064
Uni-President Enterprises Corp.	94,440	169,618
Unimicron Technology Corp.	27,000	26,141
United Microelectronics Corp.	209,000	104,136
Vanguard International Semiconductor Corp.	11,000	17,676
Walsin Lihwa Corp. (b)	50,000	17,836
Wistron Corp.	48,386	44,161
WPG Holdings Ltd.	28,270	38,933
Yang Ming Marine Transport Corp. (b)	61,000	24,511
Yuanta Financial Holding Co., Ltd.	94,733	51,227
Yulon Motor Co. Ltd.	14,000	22,789
Zhen Ding Technology Holding Ltd.	1,710	5,632

		9,743,489
Thailand — 0.5%
Advanced Info Service PCL — NVDR	20,000	135,581
Airports of Thailand PCL — NVDR	10,100	61,781
Bangkok Bank PCL — NVDR	11,600	68,989
Bangkok Bank PCL, Foreign Registered Shares	8,100	48,288
Bangkok Dusit Medical Services PCL — NVDR	54,300	27,942
Banpu PCL — NVDR	15,900	14,499
BEC World PCL — NVDR	16,900	25,376
BTS Group Holdings PCL	152,700	40,704
Central Pattana PCL — NVDR	27,100	40,954
Charoen Pokphand Foods PCL — NVDR	46,200	38,797
CP ALL PCL — NVDR	81,600	120,718
Glow Energy PCL — NVDR	7,600	19,566
Home Product Center PCL (a)	69,027	20,538
Indorama Ventures PCL — NVDR	39,200	33,514
IRPC PCL — NVDR	287,500	29,946
Kasikornbank PCL — NVDR	14,800	93,021
Kasikornbank PCL, Foreign Registered Shares	20,900	132,017
Krung Thai Bank PCL — NVDR	55,975	36,043
Minor International PCL	31,800	28,664
PTT Exploration & Production PCL — NVDR	24,322	125,538
PTT Global Chemical PCL — NVDR	36,768	76,487
PTT PCL — NVDR	14,500	142,176
Siam Cement PCL — NVDR	2,300	32,038
Siam Cement PCL, Foreign Registered Shares	5,900	82,913
Siam Commercial Bank PCL — NVDR	29,800	154,727
Thai Oil PCL — NVDR	17,800	28,531
TMB Bank PCL	271,500	20,241
True Corp. PCL — NVDR (b)	170,000	50,020

		1,729,609
Turkey — 0.4%
Akbank TAS	33,309	122,506
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,889	47,646
Arcelik AS	3,960	24,106
BIM Birlesik Magazalar AS	3,781	86,746
Coca-Cola Icecek AS	823	20,325
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	38,072	47,914
Enka Insaat ve Sanayi AS	14,145	38,398
Common Stocks	Shares	Value
Turkey (concluded)
Eregli Demir ve Celik Fabrikalari TAS	27,352	$48,985
Ford Otomotiv Sanayi (b)	2,700	33,652
Haci Omer Sabanci Holding AS	16,172	75,538
KOC Holding AS	10,226	50,191
Koza Altin Isletmeleri AS	2,236	25,624
TAV Havalimanlari Holding AS	2,171	17,265
Tofas Turk Otomobil Fabrikasi A/S	4,704	29,206
Tupras Turkiye Petrol Rafinerileri AS	2,499	58,302
Turk Hava Yollari (b)	7,429	22,780
Turk Telekomunikasyon AS	10,009	28,923
Turkcell Iletisim Hizmetleri AS (b)	17,066	106,817
Turkiye Garanti Bankasi AS	44,608	174,693
Turkiye Halk Bankasi	11,955	89,753
Turkiye Is Bankasi, Class C	26,608	71,982
Turkiye Sise ve Cam Fabrikalari A/S	18,931	26,657
Turkiye Vakiflar Bankasi Tao, Class D	10,900	25,588
Ulker Biskuvi Sanayi	3,956	33,156
Yapi ve Kredi Bankasi	16,444	35,861

		1,342,614
United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	20,031	38,504
Aldar Properties PJSC	61,586	52,020
Arabtec Holding Co. (b)	21,238	15,092
DP World, Ltd.	2,345	46,199
Dubai Financial Market	39,225	27,871
Dubai Islamic Bank PJSC	12,579	22,088
Emaar Properties PJSC	39,738	91,052
First Gulf Bank PJSC	7,466	32,339
National Bank of Abu Dhabi PJSC	9,521	36,811

		361,976
United Kingdom — 13.0%
3i Group PLC	15,982	109,836
Aberdeen Asset Management PLC	17,618	136,730
Admiral Group PLC	4,070	107,841
Aggreko PLC (a)	4,152	117,224
AMEC PLC (a)	4,467	92,757
Anglo American PLC	27,818	681,773
Antofagasta PLC	7,025	91,774
ARM Holdings PLC	28,019	421,318
ASOS PLC (b)	1,230	62,292
Associated British Foods PLC	7,044	367,362
AstraZeneca PLC	24,805	1,845,433
Aviva PLC	58,042	506,404
Babcock International Group PLC	9,258	184,020
BAE Systems PLC	64,618	478,608
Barclays PLC	315,191	1,148,170
BG Group PLC	67,392	1,422,063
BHP Billiton PLC	41,803	1,358,974
BP PLC	363,564	3,201,514
British American Tobacco PLC	37,259	2,216,994
British Land Co. PLC	15,614	187,612
British Sky Broadcasting Group PLC	21,852	338,074
BT Group PLC	156,834	1,030,565
Bunzl PLC	6,297	174,814
Burberry Group PLC	7,698	195,383
Capita PLC	12,020	235,487
Capital Shopping Centres Group PLC	10,584	56,456
Carnival PLC	3,381	127,535
Centrica PLC	100,720	538,210

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Cobham PLC	18,878	$100,858
Compass Group PLC	37,542	652,722
Croda International PLC	2,056	77,431
Diageo PLC	49,566	1,578,631
Direct Line Insurance Group PLC	23,386	107,923
easyJet PLC	2,586	60,390
Fresnillo PLC	2,943	44,226
Friends Life Group Ltd.	25,906	139,691
G4S PLC	28,751	125,522
GKN PLC	27,638	171,576
GlaxoSmithKline PLC	95,716	2,548,456
Hammerson PLC	10,125	100,468
Hargreaves Lansdown PLC	4,717	99,866
HSBC Holdings PLC	368,640	3,739,879
ICAP PLC	13,188	85,682
IMI PLC	3,874	98,506
Imperial Tobacco Group PLC	19,263	866,604
Inmarsat PLC	7,978	101,971
InterContinental Hotels Group PLC	5,099	210,952
Intertek Group PLC	3,016	141,805
Investec PLC	6,891	63,488
ITV PLC	72,673	221,467
J. Sainsbury PLC	18,582	100,305
Johnson Matthey PLC	3,519	186,597
Kingfisher PLC	44,538	273,414
Land Securities Group PLC	13,561	240,294
Legal & General Group PLC	121,462	467,932
Lloyds Banking Group PLC (b)	1,107,162	1,407,283
London Stock Exchange Group PLC	2,732	93,797
Marks & Spencer Group PLC	29,098	211,668
Meggitt PLC	11,150	96,537
Melrose Industries PLC	19,112	85,047
National Grid PLC	75,729	1,090,256
Next PLC	3,176	351,593
Old Mutual PLC	90,041	304,290
Pearson PLC	15,259	301,358
Persimmon PLC (b)	5,684	123,796
Petrofac Ltd.	4,723	97,151
Prudential PLC	50,728	1,162,252
Randgold Resources Ltd.	1,580	133,048
Reckitt Benckiser Group PLC	12,843	1,119,847
Reed Elsevier PLC	25,174	404,544
Rexam PLC	9,848	90,138
Rio Tinto PLC	25,077	1,354,014
Rolls-Royce Holdings PLC (b)	37,171	679,141
Royal Bank of Scotland Group PLC (b)	46,769	262,852
Royal Mail PLC (b)	14,759	125,952
RSA Insurance Group PLC	19,195	155,973
SABMiller PLC	19,134	1,108,910
The Sage Group PLC	20,704	135,983
Schroders PLC	2,097	89,861
Segro PLC	8,048	47,510
Severn Trent PLC	4,477	147,999
Smith & Nephew PLC	16,984	300,582
Smiths Group PLC	6,654	147,451
Sports Direct International PLC (b)	4,925	59,514
SSE PLC	20,074	537,763
Standard Chartered PLC	47,903	979,141
Standard Life PLC	44,929	287,433
Tate & Lyle PLC	5,926	69,334
Tesco PLC	159,111	773,309
Travis Perkins PLC	4,191	117,370
Common Stocks	Shares	Value
United Kingdom (concluded)
Tui Travel PLC	6,481	$44,119
Tullow Oil PLC	16,786	244,887
Unilever PLC	25,451	1,153,680
United Utilities Group PLC	13,212	199,371
Vodafone Group PLC	520,841	1,740,796
The Weir Group PLC	4,202	188,281
Whitbread PLC	3,512	264,947
William Hill PLC	18,531	104,043
WM Morrison Supermarkets PLC	33,431	104,848
Wolseley PLC	5,621	307,924
WPP PLC	28,129	612,984

		49,460,456
Total Common Stocks — 97.3%		369,182,554

Investment Companies — 1.4%
India — 1.4%
iShares India 50 ETF (c)	190,698	5,524,521
Total Investment Companies — 1.4%		5,524,521

Preferred Stocks
Preferred Stock — 0.0%
Germany — 0.0%
Fuchs Petrolub SE, Preference Shares, 0.00%	1,552	70,028
Total Preferred Stocks — 0.0%		70,028

Rights (b)
Chile — 0.0%
Empresas CMPC SA, (Expires 08/14/14)	1,801	391
Hong Kong — 0.0%
HKT Trust and HKT Ltd. (Expires 08/05/14)	9,900	2,925
Malaysia — 0.0%
Public Bank BHD, (Expires 10/22/14)	4,220	7,228
South Korea — 0.0%
BS Financial Group, Inc. (Expires 08/14/14)	510	1,185
Spain — 0.0%
Repsol SA, (Expires 11/06/14)	16,486	11,220
Total Rights — 0.0%		22,949
Total Long-Term Investments (Cost — $307,558,723) — 98.7%		374,800,052

Short-Term Securities (c)
United States
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.13% (d)(e)	2,309,511	2,309,511
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (d)(e)	11,975,759	11,975,759
Total Short-Term Securities (Cost — $14,285,270) — 3.8%		14,285,270
Total Investments (Cost — $321,843,993*) — 102.5%		389,085,322
Liabilities in Excess of Other Assets — (2.5)%		(9,630,343)

Net Assets — 100.0%		$379,454,979

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$327,010,138

Gross unrealized appreciation	$74,628,068
Gross unrealized depreciation	(12,552,884)

Net unrealized appreciation	$62,075,184

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	14,568,359	—		(12,258,848)[1]	2,309,511	$2,309,511	$1,998	—
BlackRock Cash Funds: Prime, SL Agency Shares	2,067,150	9,908,609	[1]	—	11,975,759	$11,975,759	$94,277	—
iShares India 50 ETF	314,133	—		(123,435)	190,698	$5,524,521	$22,294	$107,148
[1] Represents net share activity.
(e)	Represents the current yield as of report date.

Portfolio Abbreviations

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depository Receipts
REIT	Real Estate Investment Trust

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
20	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	September 2014	$1,040,700	$2,849
34	E-Mini MSCI EAFE Index	NYSE Liffe U.S.	September 2014	$3,347,130	17,073
Total					$19,922

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	33

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long –Term Investments:
Common Stocks:
Australia	$583,363	$19,911,394	—	$20,494,757
Austria	76,845	661,019	—	737,864
Belgium	—	3,220,801	—	3,220,801
Brazil	8,626,675	—	—	8,626,675
Canada	28,100,692	—	—	28,100,692
Chile	1,198,543	—	—	1,198,543
China	215,726	11,048,023	—	11,263,749
Colombia	753,752	246,908	—	1,000,660
Czech Republic	35,508	189,357	—	224,865
Denmark	—	3,980,027	—	3,980,027
Egypt	25,575	143,204	—	168,779
Finland	366,919	1,918,895	—	2,285,814
France	515,446	26,388,463	—	26,903,909
Germany	—	24,424,920	—	24,424,920
Greece	64,838	532,959	—	597,797
Hong Kong	553,076	10,329,394	—	10,882,470
Hungary	—	207,159	—	207,159
Indonesia	61,080	1,894,007	—	1,955,087
Ireland	253,483	1,929,334	—	2,182,817
Israel	—	1,396,651	—	1,396,651
Italy	166,341	6,649,103	—	6,815,444
Japan	—	54,059,032	—	54,059,032
Luxembourg	91,268	74,145	—	165,413
Malaysia	385,235	2,714,962	—	3,100,197
Mexico	4,073,125	—	—	4,073,125
Netherlands	—	12,594,818	—	12,594,818
New Zealand	102,958	299,823	—	402,781
Norway	241,074	2,062,090	—	2,303,164
Peru	343,876	—	—	343,876
Philippines	—	793,007	—	793,007
Poland	49,173	1,245,898	—	1,295,071
Portugal	—	490,581	—	490,581
Qatar	53,304	239,647	—	292,951
Russia	185,517	4,125,724	—	4,311,241
Singapore	—	3,827,537	—	3,827,537
South Africa	13,023	6,011,398	—	6,024,421
South Korea	338,977	12,087,018	—	12,425,995
Spain	—	9,801,536	—	9,801,536
Sweden	125,001	7,999,839	—	8,124,840
Switzerland	215,169	25,230,175	—	25,445,344
Taiwan	107,982	9,635,507	—	9,743,489
Thailand	—	1,729,609	—	1,729,609
Turkey	—	1,342,614	—	1,342,614
United Arab Emirates	90,407	271,569	—	361,976
United Kingdom	795,405	48,665,051	—	49,460,456
Investment Companies:
India	5,524,521	—	—	5,524,521

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Preferred Stocks:
Germany	—	$70,028	—	$70,028
Rights:		—	—
Chile	$391	—	—	391
Hong Kong		2,925	—	2,925
Malaysia	7,228	—	—	7,228
South Korea		1,185	—	1,185
Spain	11,220	—	—	11,220
Short-Term Securities	14,285,270	—	—	14,285,270

Total	$68,637,986	$320,447,336	—	$389,085,322

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$19,922	—	—	$19,922
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$172,941	—	—	$172,941
Cash pledged for financial futures contracts	188,000	—	—	188,000
Foreign currency at value	2,732,887	—	—	2,732,887
Liabilities:
Collateral on securities loaned at value	—	$(11,975,759)	—	(11,975,759)

Total	$3,093,828	$(11,975,759)	—	$(8,881,931)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Master Portfolio values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2013, securities with a value of $3,947,728 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of June 30, 2014. Therefore, these securities were transferred from Level 2 to Level 1 during the period December 31, 2013 to June 30, 2014.

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Master Portfolio values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2013, the Master Portfolio did not utilize the external pricing service model adjustments as significant market movements did not occur. As of June 30, 2014, securities with a value of $3,942,899 were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period December 31, 2013 to June 30, 2014.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	35

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $11,426,522) (cost — $303,336,777)	$369,275,531
Investments at value — affiliated (cost — $18,507,216)	19,809,791
Foreign currency at value (cost — $2,717,968)	2,732,887
Cash collateral on deposit at broker	188,000
Cash	172,941
Dividends receivable	1,196,914
Contributions receivable from investors	41,675
Investments sold receivable	15,716
Securities lending income receivable — affiliated	13,383
Investments advisor receivable	12,250

Total assets	393,459,088

Liabilities
Collateral on securities loaned at value	11,975,759
Withdrawals payable to investors	1,860,000
Custodian fees payable	139,145
Professional fees payable	16,193
Trustees’ fees payable	6,544
Other accrued expenses payable	4,080
Variation margin payable	1,693
Printing fees payable	695

Total liabilities	14,004,109

Net Assets	$379,454,979

Net Assets Consist of
Investors’ capital	$312,170,182
Net unrealized appreciation/depreciation	67,284,797

Net Assets	$379,454,979

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Statement of Operations	ACWI ex-US Index Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$10,352,849
Dividends — affiliated	22,294
Securities lending — affiliated — net	94,277
Income — affiliated	1,998
Foreign taxes withheld	(1,058,537)

Total income	9,412,881

Expenses
Custodian	233,179
Investment advisory	202,993
Professional	20,764
Independent Trustees	10,265
Miscellaneous	20

Total expenses	467,221
Less fees waived and /or reimbursed by Manager	(96,126)

Total expenses after fees waived and /or reimbursed	371,095

Net investment income	9,041,786

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	24,230,456
Investments — affiliated	107,148
Financial futures contracts	471,856
Foreign currency transactions	(6,615)

24,802,845

Net change in unrealized appreciation/depreciation on:
Investments	(17,049,584)
Financial futures contracts	(208,551)
Foreign currency translations	78,106

(17,180,029)

Total realized and unrealized gain	7,622,816

Net Increase in Net Assets Resulting from Operations	$16,664,602

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	37

Statement of Changes in Net Assets	ACWI ex-US Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$9,041,786	$15,848,466
Net realized gain	24,802,845	37,295,312
Net change in unrealized appreciation/depreciation	(17,180,029)	32,277,225

Net increase in net assets resulting from operations	16,664,602	85,421,003

Capital Transactions
Proceeds from contributions	7,501,290	519,148,164
Value of withdrawals	(201,154,404)	(429,181,596)

Net increase (decrease) in net assets derived from capital transactions	(193,653,114)	89,966,568

Net Assets
Total increase (decrease) in net assets	(176,988,512)	175,387,571
Beginning of period	556,443,491	381,055,920

End of period	$379,454,979	$556,443,491

Financial Highlights	ACWI ex-US Index Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,		Period from June 30, 2011[1] to December 31, 2011
		2013	2012

Total Investment Return
Total Investment Return	5.30%[2]	13.96%	16.65%	(18.04)%	[2]

Ratios to Average Net Assets
Total expenses	0.22%[3]	0.25%	0.42%	1.47%	[3,4]

Total expenses after fees waived and /or reimbursed	0.17%[3]	0.24%	0.32%	0.33%	[3]

Net investment income	4.25%[3]	2.60%	2.23%	1.76%	[3]

Supplemental Data
Net assets, end of period (000)	$379,455	$556,443	$381,056	$43,554

Portfolio turnover	4%	36%	42%	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	ACWI ex-US Index Master Portfolio

1. Organization:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager” ) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	39

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

40	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup GlobalMarkets, Inc.	$248,897	$(248,897)	—
Credit Suisse Securities (USA) LLC	362,073	(362,073)	—
Deutsche Bank Securities, Inc.	69,624	(69,624)	—
Goldman Sachs & Co.	1,339,245	(1,339,245)	—
JPMorgan Securities LLC	1,204,014	(1,204,014)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,920,608	(1,920,608)	—
Mizuho Securities USA, Inc.	3,319,799	(3,319,799)	—
Morgan Stanley	2,962,262	(2,962,262)	—

Total	$11,426,522	$(11,426,522)	—

[1]

Collateral with a value of $11,975,759 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent if the collateral received does not cover the value of the securities loaned in the event of a borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity or other risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	41

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
	Value
	Statement of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation/depreciation[1]	$19,922

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$471,856	$(208,551)
Foreign currency exchange contracts:
Foreign currency transactions/translations	25,886	4,173

Total	$497,742	$(204,378)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	75
Average notional value of contracts purchased	$5,923,905
Foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	3	[1]
Average U.S. dollar amounts purchased	$2,489,856	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

42	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the short fall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. Effective March 21, 2014, for such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.04%. Prior to March 21, 2014, the Master Portfolio paid the Manager a monthly fee at an annual rate of 0.15%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds which invest its assets in the Master Portfolio. For the six months ended June 30, 2014, the Manager

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	43

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

waived $69,837, which is included in fees waived and/or reimbursed by the manager in the Statement of Operations. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in the iShares India 50 ETF. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $25,375.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $914.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $28,656 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $ 15,705,817 and

$ 205,582,480, respectively.

7. Income Tax:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the two years ended December 31, 2013 and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

44	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of June 30, 2014, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	15%
Oil, Gas & Consumable Fuels	9
Pharmaceuticals	7
Insurance	5
Other[1]	64

[1]	All other industries held were each less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	45

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of ACWI Ex-US Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock ACWI Ex-US Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management

46	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	47

Disclosure of Investment Advisory Agreement (continued)

the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for the one-year and since-inception periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance and underperformed its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

48	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee and the Portfolio’s administration fee, and to lowering the cap that limits the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets to a specified amount, on a class-by-class basis. These reductions, which result in savings to shareholders, became effective March 21, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	49

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

50	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses’, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath Index® Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2014	53

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ACWI-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund’s Institutional Shares returned 3.84%, Investor A Shares returned 3.71% and Class K Shares returned 3.97%. For the same period, the benchmark Barclays U.S. Aggregate Bond Index returned 3.93%.

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Fixed income assets performed well in the first half of 2014 even as the U.S. Federal Reserve (the “Fed”) reduced its open-market bond purchases and domestic economic data improved in the latter part of the period. The yield on 10-year U.S. Treasuries trended down over the six months from 3.03% at the close of 2013 to 2.53% at the end of June 2014. U.S. Treasuries outperformed U.S. investment grade bonds as represented by the Index.

•

After ending 2013 with a positive tone, investors were shaken in January of 2014 by some disappointing U.S. economic data and heightened volatility in the emerging markets. Fixed income markets benefited from investors’ flight to quality, fueling a particularly strong rally in U.S. Treasury bonds. Demand for fixed income investments remained strong in February amid the continuation of decelerating U.S. data, generally supportive communications from the Fed and rising geopolitical risk, most notably in Ukraine. While economic weakness was the primary driver of investor flows into fixed income, interest rates remained relatively range-bound as investors attributed the data to inclement weather.

•

Fixed income markets experienced higher volatility in the month of March. Yields started to rise in the beginning of the month after a positive payroll report, but quickly retreated as the well-publicized conflict between Russia and Ukraine created uncertainty for investors. Toward the end of the month, Janet Yellen held her first press conference as Fed Chair, during which she suggested that the first rate hike could happen as soon as six months after the conclusion of the central bank’s asset purchase programs. Investors reacted strongly to this statement, causing the yield curve to flatten as rates increased. Surprisingly, fixed income markets were back on the rise in April even as a majority of the reported economic data beat expectations and trended higher. Despite continued improvement in U.S. economic reports, bond prices broadly pushed higher through the remainder of the period.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included credit quality, industry, maturity structure, coupon rates and call features.

•	The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

[3]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2014

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
				1 Year	5 Years	10 Years
Institutional	1.63%	1.60%	3.84%	4.17%	4.58%	4.84%
Investor A	1.38	1.35	3.71	3.99	4.34	4.63
Class K	1.68	1.65	3.97	4.32	4.65	4.88
Barclays U.S. Aggregate Bond Index	—	—	3.93	4.37	4.85	4.93

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.40	$0.91	$1,000.00	$1,023.90	$0.90	0.18%
Investor A	$1,000.00	$1,037.10	$2.12	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,039.70	$0.66	$1,000.00	$1,024.15	$0.65	0.13%

[4]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of services and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Statement of Assets and Liabilities	BlackRock Bond Index Fund

June 30, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $131,323,795)	$138,087,487
Capital shares sold receivable	353,575

Total assets	138,441,062

Liabilities
Contribution payable to the Master Portfolio	247,871
Capital shares redeemed payable	105,704
Income distribution payable	46,767
Capital gain distribution payable	13,027
Administration fees payable	1,940
Service fees payable	1,100
Professional fees payable	9,378

Total liabilities	425,787

Net Assets	$138,015,275

Net Assets Consist of
Paid-in capital	$132,323,742
Distributions in excess of net investment income	(520,795)
Accumulated net realized gain allocated from the Master Portfolio	(551,364)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	6,763,692

Net Assets	$138,015,275

Net Asset Value
Institutional — Based on net assets of $24,370,725 and 2,402,822 shares outstanding, unlimited number of shares authorized, no par value	$10.14

Investor A — Based on net assets of $5,571,924 and 549,367 shares outstanding, unlimited number of shares authorized, no par value	$10.14

Class K — Based on net assets of $108,072,626 and 10,652,519 shares outstanding, unlimited number of shares authorized, no par value	$10.15

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	7

Statement of Operations	BlackRock Bond Index Fund

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$1,153,168
Securities lending — affiliated — net	4,481
Income — affiliated	18,977
Other income — affiliated	55
Expenses	(55,048)
Fees waived	13,174

Total income	1,134,807

Fund Expenses
Administration — Institutional	13,368
Administration — Investor A	1,957
Administration — Class K	31,437
Service — Investor A	4,759
Professional	9,389
Miscellaneous	25

Total expenses	60,935
Less fees waived by administrator	(9,389)

Total expenses after fees waived	51,546

Net investment income	1,083,261

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments	702,508
Net change in unrealized appreciation/depreciation on investments	3,157,996

Total realized and unrealized gain	3,860,504

Net Increase in Net Assets Resulting from Operations	$4,943,765

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Bond Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,083,261	$1,970,420
Net realized gain (loss)	702,508	(438,613)
Net change in unrealized appreciation/depreciation	3,157,996	(4,774,796)

Net increase (decrease) in net assets resulting from operations	4,943,765	(3,242,989)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional	(198,232)	(312,577)[1]
Investor A	(28,618)	(50,504)[1]
Class K	(874,802)	(1,902,456)[1]
Net realized gain:
Institutional	(9,668)	(811,199)[1]
Investor A	(2,212)	(173,360)[1]
Class K	(42,814)	(3,537,784)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,156,346)	(6,787,880)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	11,361,215	4,043,448

Net Assets
Total increase (decrease) in net assets	15,148,634	(5,987,421)
Beginning of period	122,866,641	128,854,062

End of period	$138,015,275	$122,866,641

Distributions in excess of net investment income, end of period	$(520,795)	$(502,404)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.08		0.15	0.19		0.25
Net realized and unrealized gain (loss)	0.29		(0.40)	0.22		0.46

Net increase (decrease) from investment operations	0.37		(0.25)	0.41		0.71

Dividends and distributions from:
Net investment income	(0.08)		(0.18)[3]	(0.22)[3]		(0.25)[3]
Net realized gain	(0.00)[4]		(0.37)[3]	(0.11)[3]		(0.00)[3,4]

Total dividends and distributions	(0.08)		(0.55)	(0.33)		(0.25)

Net asset value, end of period	$10.14		$9.85	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	3.84%	[6]	(2.39)%	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.19%	[8,9]	0.26% [10]	0.26%	[10]	0.27%	[8,11]

Total expenses after fees waived	0.18%	[8,9]	0.25% [10]	0.25%	[10]	0.25%	[8,11]

Net investment income	1.65%	[8,9]	1.48% [10]	1.71%	[10]	2.98%	[8,11]

Supplemental Data
Net assets, end of period (000)	$24,371		$22,939	$11,534		$53

Portfolio turnover of the Master Portfolio	254%		417%	436%		122%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.07		0.11	0.16		0.22
Net realized and unrealized gain (loss)	0.29		(0.39)	0.22		0.48

Net increase (decrease) from investment operations	0.36		(0.28)	0.38		0.70

Dividends and distributions from:
Net investment income	(0.07)		(0.15)[3]	(0.19)[3]		(0.24)[3]
Net realized gain	(0.00)[4]		(0.37)[3]	(0.11)[3]		(0.00)[3,4]

Total dividends and distributions	(0.07)		(0.52)	(0.30)		(0.24)

Net asset value, end of period	$10.14		$9.85	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	3.71%	[6]	(2.63)%	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.43%	[8,9]	0.51% [10]	0.51%	[10]	0.53%	[8,11]

Total expenses after fees waived	0.42%	[8,9]	0.50% [10]	0.50%	[10]	0.50%	[8,11]

Net investment income	1.41%	[8,9]	1.10% [10]	1.45%	[10]	2.65%	[8,11]

Supplemental Data
Net assets, end of period (000)	$5,572		$3,735	$1,805		$202

Portfolio turnover of the Master Portfolio	254%		417%	436%		122%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.85		$10.65	$10.57		$10.17		$9.90	$9.82

Net investment income[1]	0.08		0.16	0.22		0.35		0.37	0.40
Net realized and unrealized gain (loss)	0.31		(0.41)	0.19		0.40		0.30	0.10

Net increase (decrease) from investment operations	0.39		(0.25)	0.41		0.75		0.67	0.50

Dividends and distributions from:
Net investment income	(0.09)		(0.18)[2]	(0.22)[2]		(0.35)[2]		(0.40)[2]	(0.42)[2]
Net realized gain	(0.00)[3]		(0.37)[2]	(0.11)[2]		(0.00)[2,3]		—	—

Total dividends and distributions	(0.09)		(0.55)	(0.33)		(0.35)		(0.40)	(0.42)

Net asset value, end of period	$10.15		$9.85	$10.65		$10.57		$10.17	$9.90

Total Investment Return[4]
Based on net asset value	3.97%	[5]	(2.35)%	3.94%		7.55%		6.79%	5.21%

Ratios to Average Net Assets[6]
Total expenses	0.14%	[7,8]	0.21% [9]	0.21%	[8]	0.23%	[10]	0.26%	0.25%

Total expenses after fees waived	0.13%	[7,8]	0.20% [9]	0.20%	[8]	0.20%	[10]	0.23%	0.23%

Net investment income	1.70%	[7,8]	1.52% [9]	1.96%	[8]	3.19%	[10]	3.65%	4.05%

Supplemental Data
Net assets, end of period (000)	$108,073		$96,193	$115,516		$122,015		$98,559	$156,688

Portfolio turnover of the Master Portfolio	254%		417%	436%		122%	[11]	59% [12]	103% [13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Bond Index Fund

1. Organization:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2014 was 11.6%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as income in the Statement of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.02% based on the average daily net assets of Class K Shares and 0.07% of the average daily net assets of Institutional and Investor A Shares. Prior to March 21, 2014, the Fund paid BAL a monthly fee at an annual rate of 0.12% of the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Taxes Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	373,975	$3,744,323	1,201,037	$12,438,502
Shares issued to shareholders in reinvestment of dividends and distributions	20,668	207,900	112,203	1,122,420
Shares redeemed	(321,126)	(3,224,708)	(66,980)	(687,152)

Net increase	73,517	$727,515	1,246,260	$12,873,770

Investor A
Shares sold	367,549	$3,692,311	969,890	$9,949,210
Shares issued to shareholders in reinvestment of dividends and distributions	3,058	30,830	22,293	222,574
Shares redeemed	(200,463)	(1,997,877)	(782,506)	(8,007,010)

Net increase	170,144	$1,725,264	209,677	$2,164,774

14	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class K
Shares sold	1,852,053	$18,568,050	4,728,706	$49,201,378
Shares issued to shareholders in reinvestment of dividends and distributions	90,790	913,997	398,466	4,009,029
Shares redeemed	(1,055,428)	(10,573,611)	(6,208,312)	(64,205,503)

Net increase (decrease)	887,415	$8,908,436	(1,081,140)	$(10,995,096)

Total Net Increase	1,131,076	$11,361,215	374,797	$4,043,448

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	15

Master Portfolio Information	Bond Index Master Portfolio

As of June 30, 2014

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	35%
U.S. Government Sponsored Agency Securities	33
Corporate Bonds	26
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	72%
AA/Aa	5
A	11
BBB/Baa	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

16	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Asset-Backed Securities — 0.5%
Ally Auto Receivables Trust, Series 2012-4, Class A8, 0.80%, 10/16/17	$500	$500,601
Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.09%, 3/20/18	1,000	1,003,275
Chase Issuance Trust:
Series 2012-A8, Class A8, 0.54%, 10/16/17	250	250,202
Series 2014-A1, Class A, 1.15%, 1/15/19	1,000	1,002,931
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	107,873
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	192,874
Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	1,000	1,002,212
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	750	738,147
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94%, 12/15/17	1,000	1,024,743
Total Asset-Backed Securities — 0.5%		5,822,858

Corporate Bonds
Aerospace & Defense — 0.4%
The Boeing Co., 6.13%, 2/15/33	100	128,633
Crane Co., 4.45%, 12/15/23	125	131,499
Eaton Corp.:
2.75%, 11/02/22	250	242,074
4.00%, 11/02/32	200	200,127
General Dynamics Corp., 3.88%, 7/15/21	50	53,633
Honeywell International, Inc., 5.30%, 3/01/18	100	113,650
L-3 Communications Corp.:
3.95%, 11/15/16	250	265,742
1.50%, 5/28/17	250	250,342
4.95%, 2/15/21	250	277,058
3.95%, 5/28/24	290	291,980
Lockheed Martin Corp.:
3.35%, 9/15/21	250	259,631
4.07%, 12/15/42	100	96,407
Northrop Grumman Corp.:
1.75%, 6/01/18	250	248,781
4.75%, 6/01/43	125	130,338
Precision Castparts Corp.:
1.25%, 1/15/18	75	74,486
2.50%, 1/15/23	150	143,667
Raytheon Co., 4.70%, 12/15/41	100	107,847
Textron, Inc., 3.65%, 3/01/21	350	360,883
United Technologies Corp.:
1.80%, 6/01/17	250	255,350
3.10%, 6/01/22	100	101,290
5.70%, 4/15/40	50	61,379
4.50%, 6/01/42	450	471,314

		4,266,111
Agriculture, Fishing & Ranching — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	156,395
Corporate Bonds	Par (000)	Value
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.00%, 1/15/24	$250	$260,550
3.88%, 8/01/42	50	44,900
United Parcel Service, Inc.:
5.13%, 4/01/19	50	57,225
6.20%, 1/15/38	100	130,253

		492,928
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/23 (a)	194	210,092
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	48	49,678
Delta Air Lines Pass-Through Trust, Series 2012-1, Class A, 4.75%, 11/07/21	90	97,302
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27	200	206,000

		563,072
Auto Components — 0.1%
Delphi Corp.:
5.00%, 2/15/23	250	268,750
4.15%, 3/15/24	250	259,585
Johnson Controls, Inc.:
1.40%, 11/02/17	500	499,652
3.63%, 7/02/24	80	80,352

		1,108,339
Automobiles — 0.1%
Daimler Finance North America LLC, 8.50%, 1/18/31	100	151,688
Ford Motor Co.:
7.45%, 7/16/31	150	200,540
4.75%, 1/15/43	350	353,846
Toyota Motor Credit Corp., 2.10%, 1/17/19	250	252,218

		958,292
Beverages — 0.6%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	130,805
Anheuser-Busch InBev Finance, Inc.:
0.80%, 1/15/16	250	251,053
1.25%, 1/17/18	750	744,590
3.70%, 2/01/24	250	256,576
4.00%, 1/17/43	150	142,174
Anheuser-Busch InBev Worldwide, Inc.:
7.75%, 1/15/19	250	308,858
2.50%, 7/15/22	200	191,647
8.20%, 1/15/39	150	229,528
3.75%, 7/15/42	50	45,395
Beam, Inc., 1.88%, 5/15/17	100	100,278
The Coca-Cola Co.:
1.80%, 9/01/16	50	51,174
1.15%, 4/01/18	250	247,547
1.65%, 11/01/18	500	501,254
4.88%, 3/15/19	150	170,730
2.45%, 11/01/20	350	351,844

Portfolio Abbreviations

COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	RB	Revenue Bonds
GO	General Obligation Bonds	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	17

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Beverages (concluded)
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	$250	$253,014
Diageo Capital PLC:
1.50%, 5/11/17	200	202,290
5.75%, 10/23/17	100	114,031
3.88%, 4/29/43	125	115,880
Diageo Investment Corp., 2.88%, 5/11/22	100	99,503
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	25,421
2.70%, 11/15/22	100	95,883
Molson Coors Brewing Co., 3.50%, 5/01/22	75	75,813
PepsiCo, Inc.:
0.70%, 2/26/16	500	501,193
1.25%, 8/13/17	500	501,651
2.25%, 1/07/19	250	254,990
2.75%, 3/05/22	250	247,669
2.75%, 3/01/23	300	293,278
3.60%, 3/01/24	250	257,536
4.88%, 11/01/40	100	108,676

		6,870,281
Biotechnology — 0.3%
Amgen, Inc.:
2.13%, 5/15/17	300	307,482
1.25%, 5/22/17	250	249,776
2.20%, 5/22/19	250	249,710
3.45%, 10/01/20	100	104,577
4.10%, 6/15/21	500	537,944
5.15%, 11/15/41	550	590,169
Celgene Corp.:
2.25%, 5/15/19	500	501,381
3.25%, 8/15/22	150	149,667
5.25%, 8/15/43	145	157,580
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	157,189
3.70%, 4/01/24	500	513,050
5.65%, 12/01/41	50	58,920

		3,577,445
Building Products — 0.0%
Owens Corning, 4.20%, 12/15/22	150	154,026
Capital Markets — 1.0%
Ameriprise Financial, Inc., 4.00%, 10/15/23	150	158,135
The Charles Schwab Corp.:
2.20%, 7/25/18	75	76,293
4.45%, 7/22/20	100	111,580
FMS Wertmanagement AoeR, 1.13%, 10/14/16	250	252,463
Franklin Resources, Inc., 2.80%, 9/15/22	150	146,802
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15	400	412,568
3.63%, 2/07/16	400	416,911
5.95%, 1/18/18	300	340,815
2.38%, 1/22/18	250	253,884
2.90%, 7/19/18	500	515,135
2.63%, 1/31/19	500	506,796
7.50%, 2/15/19	150	183,053
5.75%, 1/24/22	350	405,014
3.63%, 1/22/23	150	150,645
4.00%, 3/03/24	425	432,633
6.13%, 2/15/33	400	479,094
6.75%, 10/01/37	650	781,972
Invesco Finance PLC, 4.00%, 1/30/24	250	261,203
Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
Lazard Group LLC, 4.25%, 11/14/20	$150	$157,154
Legg Mason, Inc., 5.63%, 1/15/44	325	353,266
Morgan Stanley:
1.75%, 2/25/16	750	760,651
5.75%, 10/18/16	225	248,126
4.75%, 3/22/17	350	381,059
6.63%, 4/01/18	500	584,487
5.63%, 9/23/19	250	287,552
5.50%, 7/28/21	100	114,883
4.88%, 11/01/22	500	536,709
3.75%, 2/25/23	450	457,776
4.10%, 5/22/23	250	253,603
5.00%, 11/24/25	250	266,642
7.25%, 4/01/32	50	67,050
6.38%, 7/24/42	50	63,442
Series F, 3.88%, 4/29/24	250	253,030
Murray Street Investment Trust I, 4.65%, 3/09/17 (b)	200	216,156
The NASDAQ OMX Group, Inc., 4.25%, 6/01/24	250	253,446
Nomura Holdings, Inc.:
2.00%, 9/13/16	250	254,080
2.75%, 3/19/19	250	254,325
Raymond James Financial, Inc., 4.25%, 4/15/16	100	105,620
State Street Corp.:
2.88%, 3/07/16	100	103,823
3.10%, 5/15/23	250	245,497

		12,103,373
Chemicals — 0.5%
Agrium, Inc.:
3.15%, 10/01/22	50	49,014
3.50%, 6/01/23	250	249,122
Airgas, Inc., 2.38%, 2/15/20	250	245,919
CF Industries, Inc.:
6.88%, 5/01/18	200	235,142
3.45%, 6/01/23	250	247,797
5.15%, 3/15/34	250	266,337
Cytec Industries, Inc., 3.50%, 4/01/23	250	245,715
The Dow Chemical Co.:
8.55%, 5/15/19	100	128,527
4.25%, 11/15/20	300	326,126
4.13%, 11/15/21	50	53,660
3.00%, 11/15/22	250	245,880
5.25%, 11/15/41	100	108,825
E.I. du Pont de Nemours & Co.:
6.00%, 7/15/18	325	379,708
2.80%, 2/15/23	250	244,251
Eastman Chemical Co., 3.60%, 8/15/22	200	205,091
Ecolab, Inc., 4.35%, 12/08/21	150	164,484
LYB International Finance BV:
4.00%, 7/15/23	200	209,963
5.25%, 7/15/43	75	82,132
LyondellBasell Industries NV, 6.00%, 11/15/21	250	298,939
Methanex Corp., 3.25%, 12/15/19	250	255,966
Monsanto Co., 4.20%, 7/15/34	50	50,464
The Mosaic Co.:
3.75%, 11/15/21	50	52,004
5.45%, 11/15/33	250	280,134
Potash Corp. of Saskatchewan, Inc.:
3.25%, 12/01/17	250	263,863
3.63%, 3/15/24	250	254,687

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Chemicals (concluded)
Praxair, Inc., 1.25%, 11/07/18	$250	$244,637
Rohm & Haas Co., 7.85%, 7/15/29	250	345,270
The Sherwin-Williams Co., 1.35%, 12/15/17	200	200,258

		5,933,915
Commercial Banks — 2.9%
Abbey National Treasury Services PLC:
4.00%, 4/27/16	150	158,162
1.38%, 3/13/17	250	250,946
Asian Development Bank:
1.75%, 9/11/18	500	506,753
1.88%, 4/12/19	500	505,320
Australia & New Zealand Banking Group, Ltd.:
1.25%, 6/13/17	250	250,349
2.25%, 6/13/19	250	250,990
Bancolombia SA, 5.95%, 6/03/21	100	110,250
Bank of Montreal, 2.50%, 1/11/17	150	156,042
The Bank of New York Mellon Corp.:
0.70%, 10/23/15	350	351,113
2.30%, 7/28/16	50	51,565
1.35%, 3/06/18	250	247,689
2.20%, 5/15/19	250	251,362
3.55%, 9/23/21	50	52,556
Bank of Nova Scotia:
2.90%, 3/29/16	100	103,971
1.38%, 7/15/16	250	252,855
1.10%, 12/13/16	500	501,515
1.38%, 12/18/17	100	99,776
2.05%, 10/30/18	250	251,137
Barclays Bank PLC:
5.00%, 9/22/16	175	190,216
5.13%, 1/08/20	200	226,059
3.75%, 5/15/24	250	250,894
BB&T Corp.:
2.05%, 6/19/18	500	505,503
5.25%, 11/01/19	100	113,554
BBVA US Senior SAU, 4.66%, 10/09/15	250	261,378
BNP Paribas SA:
2.38%, 9/14/17	250	256,000
2.40%, 12/12/18	500	504,312
5.00%, 1/15/21	100	111,371
3.25%, 3/03/23	250	246,902
BPCE SA:
2.50%, 12/10/18	250	253,416
4.00%, 4/15/24	250	255,213
Branch Banking & Trust Co., 2.30%, 10/15/18	250	254,734
Commonwealth Bank of Australia, New York:
1.25%, 9/18/15	200	202,017
2.25%, 3/13/19	250	252,168
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.70%, 3/19/18	250	250,809
2.25%, 1/14/19	250	253,182
4.63%, 12/01/23	500	528,472
5.25%, 5/24/41	25	27,866
Credit Suisse, New York:
1.38%, 5/26/17	350	351,125
2.30%, 5/28/19	250	250,402
5.40%, 1/14/20	150	168,555
Corporate Bonds	Par (000)	Value
Commercial Banks (continued)
Discover Bank/Greenwood Delaware:
2.00%, 2/21/18	$600	$603,574
7.00%, 4/15/20	500	600,581
Export-Import Bank of Korea:
4.00%, 1/11/17	400	427,016
1.75%, 2/27/18	500	496,724
Fifth Third Bancorp:
3.63%, 1/25/16	50	52,199
0.90%, 2/26/16	500	501,287
1.45%, 2/28/18	200	199,328
3.50%, 3/15/22	100	103,201
4.30%, 1/16/24	250	260,535
HSBC Bank USA NA, 4.88%, 8/24/20	500	557,273
HSBC Holdings PLC:
4.88%, 1/14/22	150	168,336
4.00%, 3/30/22	600	638,337
4.25%, 3/14/24	500	514,563
6.50%, 5/02/36	200	245,675
6.80%, 6/01/38	250	318,972
HSBC USA, Inc., 2.25%, 6/23/19	250	250,824
The Huntington National Bank, 1.38%, 4/24/17	250	250,668
Intesa Sanpaolo SpA:
3.13%, 1/15/16	250	256,976
3.88%, 1/16/18	200	210,787
5.25%, 1/12/24	250	273,387
KeyCorp:
2.30%, 12/13/18	340	343,963
5.10%, 3/24/21	100	113,310
KFW:
0.50%, 4/19/16	1,000	1,000,630
2.00%, 6/01/16	500	514,323
0.50%, 7/15/16	500	499,410
2.13%, 1/17/23	200	193,556
The Korea Development Bank:
3.25%, 3/09/16	100	103,762
1.50%, 1/22/18	200	197,017
3.00%, 3/17/19	350	361,075
Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	200	205,896
Lloyds Bank PLC, 2.30%, 11/27/18	500	507,658
Lloyds TSB Bank PLC, 4.20%, 3/28/17	50	54,081
Manufacturers & Traders Trust Co., 1.45%, 3/07/18	250	248,134
MUFG Union Bank NA, 2.63%, 9/26/18	250	257,101
Oesterreichische Kontrollbank AG:
2.00%, 6/03/16	100	102,780
1.63%, 3/12/19	500	499,806
PNC Bank NA (c):
2.25%, 7/02/19	350	351,868
2.95%, 1/30/23	250	244,679
PNC Funding Corp. (c):
5.63%, 2/01/17	150	165,904
3.30%, 3/08/22	150	152,971
Rabobank Nederland:
3.38%, 1/19/17	300	317,687
3.88%, 2/08/22	150	158,896
Regions Financial Corp., 2.00%, 5/15/18	250	249,120
Royal Bank of Canada:
0.85%, 3/08/16	250	251,350
1.45%, 9/09/16	250	253,272

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Royal Bank of Canada (concluded):
1.20%, 1/23/17	$500	$503,002
1.25%, 6/16/17	250	250,386
2.20%, 7/27/18	250	255,293
Santander Holdings USA, Inc., 3.45%, 8/27/18	250	264,927
Sumitomo Mitsui Banking Corp.:
1.80%, 7/18/17	250	253,704
2.45%, 1/10/19	250	255,655
3.95%, 1/10/24	250	261,844
SunTrust Banks, Inc.:
3.50%, 1/20/17	50	52,939
2.35%, 11/01/18	250	253,197
2.50%, 5/01/19	350	354,474
Svenska Handelsbanken AB, 1.63%, 3/21/18	250	249,418
The Toronto-Dominion Bank:
2.38%, 10/19/16	50	51,749
1.40%, 4/30/18	250	247,921
US Bancorp:
1.65%, 5/15/17	250	253,817
1.95%, 11/15/18	225	226,481
4.13%, 5/24/21	50	54,357
3.70%, 1/30/24	500	517,788
Wachovia Corp., 5.63%, 10/15/16	250	275,499
Wells Fargo & Co.:
1.25%, 7/20/16	250	252,158
2.63%, 12/15/16	100	103,941
2.10%, 5/08/17	150	153,845
5.63%, 12/11/17	250	284,467
1.50%, 1/16/18	250	249,574
2.15%, 1/15/19	250	252,267
2.13%, 4/22/19	350	351,196
3.00%, 1/22/21	250	255,062
3.50%, 3/08/22	500	516,813
3.45%, 2/13/23	450	447,798
4.13%, 8/15/23	250	259,701
4.48%, 1/16/24	250	264,801
4.10%, 6/03/26	520	526,551
5.38%, 11/02/43	150	165,006
5.61%, 1/15/44	56	64,157
Westpac Banking Corp.:
3.00%, 8/04/15	250	256,877
1.60%, 1/12/18	250	250,299
2.25%, 1/17/19	350	354,241
4.88%, 11/19/19	50	56,319

		33,992,515
Commercial Services & Supplies — 0.1%
3M Co., 1.63%, 6/15/19	350	345,883
Pitney Bowes, Inc., 4.63%, 3/15/24	350	362,022
Republic Services, Inc.:
5.25%, 11/15/21	50	56,973
3.55%, 6/01/22	250	258,438
Vanderbilt University, 5.25%, 4/01/19	100	114,770
Waste Management, Inc.:
4.60%, 3/01/21	100	110,635
2.90%, 9/15/22	200	195,895

		1,444,616
Corporate Bonds	Par (000)	Value
Communications Equipment — 0.1%
Cisco Systems, Inc.:
2.13%, 3/01/19	$500	$503,885
2.90%, 3/04/21	125	126,919
5.50%, 1/15/40	350	407,523
Motorola Solutions, Inc.:
3.75%, 5/15/22	150	149,126
3.50%, 3/01/23	250	241,877

		1,429,330
Computer Services Software & Systems — 0.0%
Perrigo Co. PLC., 2.30%, 11/08/18 (a)	250	249,897
Computers & Peripherals — 0.3%
Apple, Inc.:
1.00%, 5/03/18	500	488,978
2.85%, 5/06/21	500	504,307
3.85%, 5/04/43	250	229,957
EMC Corp.:
1.88%, 6/01/18	250	251,652
2.65%, 6/01/20	250	252,046
Hewlett-Packard Co.:
3.30%, 12/09/16	150	157,857
2.75%, 1/14/19	500	512,679
4.65%, 12/09/21	100	109,101
6.00%, 9/15/41	150	172,656
NetApp, Inc.:
2.00%, 12/15/17	350	355,156
3.38%, 6/15/21	105	105,175

		3,139,564
Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	151,887
2.88%, 5/08/22	100	99,296
URS Corp., 3.85%, 4/01/17	100	104,223

		355,406
Consumer Finance — 0.3%
American Express Co.:
1.55%, 5/22/18	250	249,204
2.65%, 12/02/22	230	224,284
4.05%, 12/03/42	67	64,481
Capital One Bank USA NA:
1.30%, 6/05/17	250	249,917
2.25%, 2/13/19	250	251,587
Capital One Financial Corp.:
1.00%, 11/06/15	200	200,548
2.45%, 4/24/19	250	252,345
3.50%, 6/15/23	110	110,368
Caterpillar Financial Services Corp.:
0.70%, 2/26/16	700	700,752
3.30%, 6/09/24	250	249,870
HSBC Finance Corp.:
5.50%, 1/19/16	500	535,464
6.68%, 1/15/21	161	192,540
MasterCard, Inc., 3.38%, 4/01/24	250	253,713

		3,535,073
Containers & Packaging — 0.0%
Packaging Corp. of America, 4.50%, 11/01/23	250	267,770

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services — 2.9%
Air Lease Corp.:
3.38%, 1/15/19	$250	$257,188
3.88%, 4/01/21	175	178,500
American Express Credit Corp.:
2.75%, 9/15/15	250	256,548
2.38%, 3/24/17	100	103,381
1.13%, 6/05/17	500	499,475
2.13%, 3/18/19	400	401,700
American Honda Finance Corp., 2.13%, 10/10/18	500	507,932
Bank of America Corp.:
7.75%, 8/15/15	250	268,663
3.63%, 3/17/16	150	156,675
6.05%, 5/16/16	500	543,833
3.75%, 7/12/16	350	368,186
3.88%, 3/22/17	300	319,975
2.00%, 1/11/18	1,050	1,056,776
6.88%, 4/25/18	400	471,252
2.60%, 1/15/19	1,250	1,264,704
5.63%, 7/01/20	150	172,565
5.00%, 5/13/21	100	111,619
5.70%, 1/24/22	100	116,038
3.30%, 1/11/23	250	246,414
4.13%, 1/22/24	500	515,496
4.00%, 4/01/24	500	510,265
6.11%, 1/29/37	100	115,364
7.75%, 5/14/38	200	274,744
5.88%, 2/07/42	100	118,759
4.88%, 4/01/44	75	77,395
Series L, 2.65%, 4/01/19	500	506,800
Boeing Capital Corp., 4.70%, 10/27/19	250	282,753
Capital One Bank USA NA, 3.38%, 2/15/23	350	347,636
Citigroup, Inc.:
1.25%, 1/15/16	250	251,506
3.95%, 6/15/16	150	158,261
1.70%, 7/25/16	250	253,286
4.45%, 1/10/17	400	430,804
1.35%, 3/10/17	250	249,857
2.50%, 9/26/18	350	355,705
8.50%, 5/22/19	250	319,548
4.05%, 7/30/22	250	256,124
3.38%, 3/01/23	500	498,087
3.50%, 5/15/23	250	243,362
3.88%, 10/25/23	250	256,065
3.75%, 6/16/24	500	501,396
6.63%, 6/15/32	100	120,330
6.13%, 8/25/36	250	286,300
6.88%, 3/05/38	100	132,951
8.13%, 7/15/39	75	112,573
5.88%, 1/30/42	150	179,448
Deutsche Bank AG, London:
3.25%, 1/11/16	300	311,284
1.40%, 2/13/17	500	502,541
2.50%, 2/13/19	250	254,868
3.70%, 5/30/24	215	215,065
Ford Motor Credit Co. LLC:
1.70%, 5/09/16	750	759,550
4.25%, 2/03/17	250	268,484
1.72%, 12/06/17	250	250,102
2.38%, 1/16/18	250	255,378
Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
Ford Motor Credit Co. LLC (concluded):
2.38%, 3/12/19	$500	$502,427
4.38%, 8/06/23	220	234,944
General Electric Capital Corp.:
2.25%, 11/09/15	100	102,289
1.00%, 1/08/16	1,000	1,007,175
1.50%, 7/12/16	250	253,592
2.90%, 1/09/17	100	104,604
5.63%, 5/01/18	300	343,750
2.30%, 1/14/19	750	765,093
6.00%, 8/07/19	100	118,455
4.38%, 9/16/20	50	55,221
4.63%, 1/07/21	250	278,385
4.65%, 10/17/21	200	222,408
3.10%, 1/09/23	500	496,075
3.45%, 5/15/24	300	301,073
6.75%, 3/15/32	500	659,579
5.88%, 1/14/38	750	909,904
6.38%, 11/15/67 (d)	250	278,750
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18	250	255,731
Jefferies Group LLC:
8.50%, 7/15/19	125	156,250
5.13%, 1/20/23	150	160,810
John Deere Capital Corp.:
0.75%, 1/22/16	250	251,086
1.95%, 12/13/18	500	501,377
2.25%, 4/17/19	100	101,137
2.80%, 3/04/21	250	252,640
3.90%, 7/12/21	50	53,812
JPMorgan Chase & Co.:
1.10%, 10/15/15	250	251,039
3.15%, 7/05/16	300	312,705
1.35%, 2/15/17	500	501,776
2.00%, 8/15/17	250	254,238
1.80%, 1/25/18	250	251,208
1.63%, 5/15/18	500	498,046
2.35%, 1/28/19	500	505,852
4.50%, 1/24/22	300	328,722
3.25%, 9/23/22	200	200,913
3.20%, 1/25/23	150	148,931
3.38%, 5/01/23	250	245,380
3.88%, 2/01/24	250	257,445
3.63%, 5/13/24	250	251,002
6.40%, 5/15/38	100	126,934
5.50%, 10/15/40	125	143,938
5.60%, 7/15/41	50	58,641
5.40%, 1/06/42	250	285,310
5.63%, 8/16/43	250	282,595
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	284,367
Leucadia National Corp., 5.50%, 10/18/23	150	159,334
Moody’s Corp., 4.50%, 9/01/22	50	52,421
National Rural Utilities Cooperative Finance Corp.:
3.05%, 3/01/16	50	52,047
3.40%, 11/15/23	350	355,731
NCUA Guaranteed Notes, 3.00%, 6/12/19	1,000	1,058,260
ORIX Corp., 3.75%, 3/09/17	100	105,575
Royal Bank of Scotland Group PLC:
2.55%, 9/18/15	200	204,125
1.88%, 3/31/17	175	176,559
6.40%, 10/21/19	250	294,368

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
The Royal Bank of Scotland PLC, 4.38%, 3/16/16	$250	$264,430
Toyota Motor Credit Corp.:
0.80%, 5/17/16	500	502,754
1.38%, 1/10/18	200	200,242
UBS AG/Stamford CT:
7.00%, 10/15/15	150	161,079
5.75%, 4/25/18	300	343,962

		34,960,007
Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
0.80%, 12/01/15	500	501,304
0.90%, 2/12/16	500	501,323
1.70%, 6/01/17	500	505,814
2.30%, 3/11/19	500	504,781
6.30%, 1/15/38	200	242,035
5.35%, 9/01/40	213	231,684
5.55%, 8/15/41	200	224,250
4.30%, 12/15/42	151	142,939
4.80%, 6/15/44	250	255,215
4.35%, 6/15/45	759	719,470
British Telecommunications PLC:
1.63%, 6/28/16	500	506,887
2.35%, 2/14/19	250	252,077
9.63%, 12/15/30	50	79,638
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	325	330,964
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	400	584,998
Embarq Corp.:
7.08%, 6/01/16	250	278,168
8.00%, 6/01/36	100	109,250
Orange SA:
2.75%, 9/14/16	200	207,487
2.75%, 2/06/19	500	512,177
4.13%, 9/14/21	150	161,087
5.38%, 1/13/42	225	247,586
Qwest Corp.:
6.50%, 6/01/17	150	170,539
6.75%, 12/01/21	50	57,887
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	103,941
Telefonica Emisiones SAU:
3.99%, 2/16/16	350	366,449
3.19%, 4/27/18	250	261,269
5.46%, 2/16/21	50	56,773
4.57%, 4/27/23	200	212,422
7.05%, 6/20/36	75	95,662
Telefonica Europe BV, 8.25%, 9/15/30	50	68,370
Verizon Communications, Inc.:
3.00%, 4/01/16	250	259,192
2.50%, 9/15/16	250	257,686
1.35%, 6/09/17	250	249,917
1.10%, 11/01/17	250	247,717
3.65%, 9/14/18	500	534,740
2.55%, 6/17/19	500	507,229
3.50%, 11/01/21	400	412,100
5.15%, 9/15/23	500	559,546
4.15%, 3/15/24	250	261,038
7.75%, 12/01/30	100	137,142
6.40%, 9/15/33	500	612,469
Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
5.05%, 3/15/34	$500	$533,633
6.40%, 2/15/38	200	244,268
6.00%, 4/01/41	250	292,813
3.85%, 11/01/42	250	220,116
6.55%, 9/15/43	1,000	1,258,441

		15,080,493
Electric Utilities — 1.2%
Alabama Power Co., 5.50%, 10/15/17	100	112,862
Ameren Illinois Co., 2.70%, 9/01/22	100	98,296
American Electric Power Co., Inc.:
1.65%, 12/15/17	200	201,061
Series F, 2.95%, 12/15/22	500	485,884
Berkshire Hathaway Energy Co.:
6.13%, 4/01/36	250	309,959
5.15%, 11/15/43	250	280,297
CenterPoint Energy Houston Electric LLC:
3.55%, 8/01/42	100	91,977
4.50%, 4/01/44	250	263,761
Commonwealth Edison Co.:
2.15%, 1/15/19	500	504,109
5.90%, 3/15/36	50	62,354
The Connecticut Light & Power Co., 2.50%, 1/15/23	150	143,122
DTE Electric Co., 4.00%, 4/01/43	150	145,629
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	128,455
Duke Energy Corp.:
1.63%, 8/15/17	250	252,193
3.95%, 10/15/23	250	262,975
3.75%, 4/15/24	500	513,554
Duke Energy Indiana, Inc.:
4.20%, 3/15/42	150	150,489
4.90%, 7/15/43	250	276,967
Duke Energy Progress, Inc.:
4.10%, 5/15/42	150	148,524
4.38%, 3/30/44	100	104,346
Entergy Corp.:
3.63%, 9/15/15	50	51,590
4.70%, 1/15/17	150	161,842
Entergy Louisiana LLC, 4.05%, 9/01/23	250	266,218
Florida Power & Light Co.:
2.75%, 6/01/23	250	245,987
5.95%, 2/01/38	50	63,630
4.05%, 6/01/42	150	148,639
Georgia Power Co.:
0.63%, 11/15/15	250	250,070
4.30%, 3/15/42	200	200,644
Great Plains Energy, Inc., 5.29%, 6/15/22 (b)	150	171,463
Indiana Michigan Power Co., 6.05%, 3/15/37	175	211,628
Kentucky Utilities Co., 3.25%, 11/01/20	250	260,766
LG&E and KU Energy LLC, 3.75%, 11/15/20	50	52,903
MidAmerican Energy Co., 4.40%, 10/15/44	250	255,917
Nevada Power Co., 5.45%, 5/15/41	50	60,192
NextEra Energy Capital Holdings, Inc., 3.63%, 6/15/23	1,000	1,008,293
Nisource Finance Corp.:
5.95%, 6/15/41	50	57,901
5.25%, 2/15/43	75	80,785

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Northeast Utilities, 1.45%, 5/01/18	$250	$245,500
Northern States Power Co., 3.40%, 8/15/42	200	176,307
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	127,793
5.30%, 6/01/42	75	88,212
Pacific Gas & Electric Co.:
3.25%, 6/15/23	500	499,377
6.05%, 3/01/34	250	309,178
4.75%, 2/15/44	250	266,130
PacifiCorp:
2.95%, 2/01/22	100	101,317
2.95%, 6/01/23	300	296,261
PPL Capital Funding, Inc.:
1.90%, 6/01/18	250	249,814
3.40%, 6/01/23	250	250,357
Progress Energy, Inc.:
4.40%, 1/15/21	100	109,579
7.75%, 3/01/31	50	70,666
Public Service Co. of Colorado:
3.95%, 3/15/43	200	195,627
4.30%, 3/15/44	75	77,693
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	53,025
2.38%, 5/15/23	250	237,422
3.95%, 5/01/42	50	48,762
3.65%, 9/01/42	50	45,793
Series I, 1.80%, 6/01/19	250	247,729
Puget Energy, Inc., 5.63%, 7/15/22	500	580,446
South Carolina Electric & Gas Co., 4.60%, 6/15/43	250	267,105
Southern California Edison Co.:
5.00%, 1/15/16	100	106,742
5.50%, 3/15/40	50	60,336
4.05%, 3/15/42	150	148,274
Series 14-B, 1.13%, 5/01/17	500	500,741
The Toledo Edison Co., 6.15%, 5/15/37	100	120,820
Virginia Electric & Power Co.:
2.95%, 1/15/22	400	404,427
4.00%, 1/15/43	250	241,740
4.45%, 2/15/44	150	156,322

		14,368,777
Electrical Equipment — 0.1%
Amphenol Corp., 2.55%, 1/30/19	350	354,919
Emerson Electric Co.:
5.00%, 4/15/19	100	112,846
2.63%, 2/15/23	350	341,238
Pentair Finance SA:
1.88%, 9/15/17	250	252,723
3.15%, 9/15/22	300	293,274
Roper Industries, Inc., 3.13%, 11/15/22	150	146,522

		1,501,522
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc., 3.00%, 3/01/18	750	775,425
Corning, Inc.:
3.70%, 11/15/23	250	258,695
4.75%, 3/15/42	50	52,868
Jabil Circuit, Inc., 4.70%, 9/15/22	250	253,125
Corporate Bonds	Par (000)	Value
Electronic Equipment, Instruments & Components (concluded)
Tyco Electronics Group SA:
6.55%, 10/01/17	$50	$57,859
3.50%, 2/03/22	100	102,166

		1,500,138
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	100	113,746
Ensco PLC:
3.25%, 3/15/16	100	104,075
4.70%, 3/15/21	100	108,939
FMC Technologies, Inc., 3.45%, 10/01/22	100	99,033
Halliburton Co.:
6.15%, 9/15/19	100	119,316
4.50%, 11/15/41	50	52,032
4.75%, 8/01/43	250	270,573
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	143,575
Noble Holding International Ltd.:
2.50%, 3/15/17	150	153,455
5.25%, 3/15/42	50	51,785
Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/01/42	250	250,802
Transocean, Inc.:
5.05%, 12/15/16	250	271,581
2.50%, 10/15/17	250	255,298
6.50%, 11/15/20	250	289,140
3.80%, 10/15/22	100	98,972
6.80%, 3/15/38	50	57,027

		2,439,349
Food & Staples Retailing — 0.5%
Costco Wholesale Corp., 1.13%, 12/15/17	150	149,260
CVS Caremark Corp.:
2.75%, 12/01/22	400	386,352
4.00%, 12/05/23	500	523,233
6.13%, 9/15/39	50	62,259
The Kroger Co.:
6.15%, 1/15/20	100	117,406
3.30%, 1/15/21	500	511,851
3.40%, 4/15/22	100	101,356
5.15%, 8/01/43	125	135,036
Safeway, Inc.:
6.35%, 8/15/17	250	284,634
3.95%, 8/15/20	250	254,695
4.75%, 12/01/21	100	102,724
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	800	812,372
1.13%, 4/11/18	250	246,664
3.63%, 7/08/20	150	161,147
3.30%, 4/22/24	350	353,694
6.20%, 4/15/38	250	319,858
5.63%, 4/15/41	500	603,854
4.00%, 4/11/43	150	143,686
4.75%, 10/02/43	250	270,193
Walgreen Co.:
1.80%, 9/15/17	200	201,731
3.10%, 9/15/22	200	196,491

		5,938,496

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Food Products — 0.3%
Archer-Daniels-Midland Co., 4.54%, 3/26/42	$75	$79,410
ConAgra Foods, Inc.:
3.25%, 9/15/22	200	196,933
4.65%, 1/25/43	250	246,502
Delhaize Group SA, 4.13%, 4/10/19	150	157,516
General Mills, Inc., 3.15%, 12/15/21	150	153,099
Ingredion, Inc., 3.20%, 11/01/15	50	51,528
The JM Smucker Co., 3.50%, 10/15/21	50	51,703
Kellogg Co.:
1.88%, 11/17/16	200	203,933
Series B, 7.45%, 4/01/31	100	129,571
Kraft Foods Group, Inc.:
5.38%, 2/10/20	52	59,147
6.50%, 2/09/40	250	317,033
5.00%, 6/04/42	200	213,819
Mead Johnson Nutrition Co., 4.60%, 6/01/44	250	252,007
Mondelez International, Inc.:
4.13%, 2/09/16	150	157,736
2.25%, 2/01/19	250	251,712
5.38%, 2/10/20	48	55,176
4.00%, 2/01/24	250	258,948
6.50%, 2/09/40	350	448,185
Tyson Foods, Inc., 4.50%, 6/15/22	150	157,303
Unilever Capital Corp.:
2.20%, 3/06/19	200	202,894
4.25%, 2/10/21	200	220,332

		3,864,487
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	50	51,984
Atmos Energy Corp., 4.15%, 1/15/43	100	99,341
National Fuel Gas Co., 3.75%, 3/01/23	300	296,360

		447,685
Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.:
1.85%, 6/15/18	250	250,382
3.20%, 6/15/23	250	247,958
Boston Scientific Corp.:
6.00%, 1/15/20	100	116,250
4.13%, 10/01/23	100	103,916
CareFusion Corp., 3.30%, 3/01/23	200	193,016
Covidien International Finance SA:
2.95%, 6/15/23	250	243,340
6.55%, 10/15/37	25	32,825
Medtronic, Inc.:
1.38%, 4/01/18	300	298,044
4.13%, 3/15/21	50	54,288
3.63%, 3/15/24	400	410,276
4.00%, 4/01/43	150	142,852
St. Jude Medical, Inc., 3.25%, 4/15/23	150	148,681
Stryker Corp., 1.30%, 4/01/18	200	197,252

		2,439,080
Health Care Providers & Services — 0.7%
Aetna, Inc.:
1.50%, 11/15/17	250	250,947
4.13%, 6/01/21	250	271,071
2.75%, 11/15/22	250	241,508
6.75%, 12/15/37	50	66,456
4.75%, 3/15/44	25	26,282
Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
AmerisourceBergen Corp., 1.15%, 5/15/17	$250	$249,707
Cardinal Health, Inc.:
1.70%, 3/15/18	750	747,327
3.20%, 6/15/22	50	50,118
4.60%, 3/15/43	50	50,882
Cigna Corp.:
2.75%, 11/15/16	100	103,851
4.00%, 2/15/22	25	26,529
5.38%, 2/15/42	50	57,036
Express Scripts Holding Co.:
3.50%, 11/15/16	100	106,179
2.65%, 2/15/17	350	363,616
2.25%, 6/15/19	350	348,536
4.75%, 11/15/21	300	332,034
3.50%, 6/15/24	250	247,381
Humana, Inc., 3.15%, 12/01/22	250	245,349
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	100,903
Laboratory Corp. of America Holdings:
3.75%, 8/23/22	100	101,187
4.00%, 11/01/23	100	101,323
McKesson Corp.:
3.25%, 3/01/16	250	260,041
2.28%, 3/15/19	500	501,754
2.85%, 3/15/23	150	144,640
4.88%, 3/15/44	250	262,539
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	51,196
Quest Diagnostics, Inc.:
3.20%, 4/01/16	50	51,887
4.70%, 4/01/21	100	107,859
UnitedHealth Group, Inc.:
1.40%, 10/15/17	250	250,948
1.63%, 3/15/19	550	541,520
2.88%, 3/15/23	250	245,246
5.95%, 2/15/41	100	123,984
3.95%, 10/15/42	150	140,521
WellPoint, Inc.:
5.25%, 1/15/16	150	160,279
1.88%, 1/15/18	450	453,159
3.13%, 5/15/22	200	199,704
3.30%, 1/15/23	100	99,881
4.63%, 5/15/42	50	50,907
5.10%, 1/15/44	150	163,335

		7,897,622
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp.:
1.20%, 2/05/16	250	251,481
3.95%, 10/15/20	250	264,245
Darden Restaurants, Inc., 3.35%, 11/01/22	100	98,099
Hyatt Hotels Corp., 3.38%, 7/15/23	190	185,208
Marriott International, Inc.:
3.00%, 3/01/19	100	103,392
3.25%, 9/15/22	100	98,889
McDonald’s Corp.:
1.88%, 5/29/19	100	100,608
3.50%, 7/15/20	50	53,335
3.25%, 6/10/24	400	401,142
3.70%, 2/15/42	100	92,181
Starbucks Corp., 3.85%, 10/01/23	250	262,691

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Starwood Hotels & Resorts Worldwide, Inc., 3.13%, 2/15/23	$250	$239,184
Wyndham Worldwide Corp.:
2.50%, 3/01/18	500	507,635
4.25%, 3/01/22	50	51,389
Yum! Brands, Inc.:
5.30%, 9/15/19	100	111,000
5.35%, 11/01/43	100	109,532

		2,930,011
Household Durables — 0.0%
MDC Holdings, Inc., 6.00%, 1/15/43	100	94,600
Mohawk Industries, Inc., 3.85%, 2/01/23	125	124,531
Whirlpool Corp., 5.15%, 3/01/43	200	212,778

		431,909
Household Products — 0.1%
The Clorox Co., 3.05%, 9/15/22	50	49,600
Energizer Holdings, Inc., 4.70%, 5/19/21	50	51,490
Kimberly-Clark Corp.:
3.63%, 8/01/20	50	53,446
5.30%, 3/01/41	250	292,964
The Procter & Gamble Co.:
1.80%, 11/15/15	100	101,932
2.30%, 2/06/22	250	244,252

		793,684
Independent Power Producers & Energy Traders — 0.1%
Exelon Generation Co. LLC:
4.25%, 6/15/22	500	522,077
6.25%, 10/01/39	150	175,993
5.60%, 6/15/42	50	54,174
Southern Power Co., 5.25%, 7/15/43	250	278,485

		1,030,729
Industrial Conglomerates — 0.1%
General Electric Co.:
0.85%, 10/09/15	750	753,720
5.25%, 12/06/17	250	282,061
2.70%, 10/09/22	150	147,306
4.50%, 3/11/44	250	260,485
Koninklijke Philips Electronics NV, 3.75%, 3/15/22	250	262,868

		1,706,440
Insurance — 1.1%
ACE INA Holdings, Inc.:
2.60%, 11/23/15	300	308,046
3.35%, 5/15/24	250	252,177
4.15%, 3/13/43	150	147,403
Aflac, Inc.:
2.65%, 2/15/17	250	259,791
3.63%, 6/15/23	250	255,158
Alleghany Corp., 4.95%, 6/27/22	50	54,435
The Allstate Corp.:
3.15%, 6/15/23	250	250,851
4.50%, 6/15/43	150	155,833
American International Group, Inc.:
4.88%, 9/15/16	150	162,249
3.80%, 3/22/17	350	374,013
Corporate Bonds	Par (000)	Value
Insurance (continued)
American International Group, Inc. (concluded):
5.85%, 1/16/18	$750	$856,186
8.25%, 8/15/18	100	124,241
3.38%, 8/15/20	250	259,783
4.88%, 6/01/22	250	278,391
4.13%, 2/15/24	250	263,159
8.18%, 5/15/68 (d)	175	241,063
Aon Corp., 3.13%, 5/27/16	50	52,051
Aon PLC:
3.50%, 6/14/24	150	149,545
4.45%, 5/24/43	200	194,297
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	135,250
Assurant, Inc., 2.50%, 3/15/18	250	251,853
Assured Guaranty US Holdings, Inc., 5.00%, 7/01/24	110	109,345
AXA SA, 8.60%, 12/15/30	50	67,188
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500	514,949
4.40%, 5/15/42	100	101,127
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	100	102,407
1.55%, 2/09/18	500	501,314
CNA Financial Corp.:
5.75%, 8/15/21	100	116,346
3.95%, 5/15/24	250	257,962
Genworth Holdings, Inc.:
8.63%, 12/15/16	250	292,276
7.70%, 6/15/20	50	61,619
4.90%, 8/15/23	100	107,044
The Hartford Financial Services Group, Inc.:
4.00%, 10/15/17	250	269,766
6.10%, 10/01/41	100	124,335
Lincoln National Corp.:
4.85%, 6/24/21	50	55,547
4.20%, 3/15/22	100	106,660
4.00%, 9/01/23	200	207,756
Loews Corp., 2.63%, 5/15/23	250	236,005
Markel Corp., 3.63%, 3/30/23	250	249,414
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	50	55,534
MetLife, Inc.:
4.75%, 2/08/21	200	223,518
3.60%, 4/10/24	350	356,465
4.13%, 8/13/42	300	291,963
6.40%, 12/15/66	100	111,750
Principal Financial Group, Inc., 4.63%, 9/15/42	50	50,671
The Progressive Corp.:
3.75%, 8/23/21	50	53,283
4.35%, 4/25/44	100	101,426
Prudential Financial, Inc.:
3.00%, 5/12/16	150	156,014
5.38%, 6/21/20	350	401,303
5.63%, 6/15/43 (d)	100	106,968
5.10%, 8/15/43	250	269,944
5.20%, 3/15/44 (d)	100	102,000
8.88%, 6/15/68 (d)	100	122,630
The Travelers Cos., Inc.:
3.90%, 11/01/20	250	269,917
4.60%, 8/01/43	100	105,468
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	129,353

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Voya Financial, Inc., 2.90%, 2/15/18	$750	$777,180
Willis Group Holdings PLC, 4.13%, 3/15/16	200	209,120
WR Berkley Corp., 4.63%, 3/15/22	200	214,840
XLIT Ltd., 5.75%, 10/01/21	100	116,606

		12,732,788
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 1.20%, 11/29/17	250	248,494
Internet Software & Services — 0.1%
Baidu, Inc.:
3.25%, 8/06/18	205	211,799
2.75%, 6/09/19	350	351,363
eBay, Inc.:
3.25%, 10/15/20	50	51,777
2.60%, 7/15/22	50	47,903
Google, Inc.:
3.63%, 5/19/21	25	26,797
3.38%, 2/25/24	250	255,876

		945,515
IT Services — 0.2%
Fidelity National Information Services, Inc.:
1.45%, 6/05/17	250	249,703
2.00%, 4/15/18	250	249,004
3.50%, 4/15/23	25	24,597
Fiserv, Inc., 6.80%, 11/20/17	50	57,857
International Business Machines Corp.:
2.00%, 1/05/16	150	153,469
1.25%, 2/08/18	500	497,555
1.95%, 2/12/19	250	251,212
1.88%, 5/15/19	250	249,597
2.90%, 11/01/21	100	101,213
3.63%, 2/12/24	275	282,164
4.00%, 6/20/42	100	96,094
Total System Services, Inc., 2.38%, 6/01/18	250	250,140
The Western Union Co.:
2.88%, 12/10/17	250	257,443
6.20%, 11/17/36	25	25,924

		2,745,972
Leisure Equipment & Products — 0.0%
Hasbro, Inc., 5.10%, 5/15/44	60	61,952
Mattel, Inc., 1.70%, 3/15/18	200	199,145

		261,097
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 7/15/23	200	202,668
Life Technologies Corp., 6.00%, 3/01/20	100	116,879
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/16	50	51,313
2.40%, 2/01/19	500	505,088
3.15%, 1/15/23	250	246,936

		1,122,884
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16	100	110,222
3.90%, 5/27/21	50	54,072
3.40%, 5/15/24	500	505,692
5.20%, 5/27/41	100	113,746
Corporate Bonds	Par (000)	Value
Machinery (concluded)
Danaher Corp., 3.90%, 6/23/21	$50	$53,708
Deere & Co., 3.90%, 6/09/42	50	47,588
Flowserve Corp., 3.50%, 9/15/22	100	98,760
Illinois Tool Works, Inc.:
1.95%, 3/01/19	250	250,278
4.88%, 9/15/41	50	53,955
3.90%, 9/01/42	75	70,713
Ingersoll-Rand Global Holding Co., Ltd.:
6.88%, 8/15/18	50	59,570
2.88%, 1/15/19	500	512,539
Joy Global, Inc., 5.13%, 10/15/21	50	54,523
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	146,557
Trinity Acquisition PLC, 6.13%, 8/15/43	150	166,340

		2,298,263
Media — 1.2%
21st Century Fox America, Inc.:
4.50%, 2/15/21	100	109,687
3.00%, 9/15/22	650	639,931
4.00%, 10/01/23	500	521,144
6.20%, 12/15/34	100	122,421
6.15%, 2/15/41	150	181,794
CBS Corp.:
3.38%, 3/01/22	250	250,553
7.88%, 7/30/30	75	100,784
4.85%, 7/01/42	325	322,552
Cintas Corp. No 2, 4.30%, 6/01/21	25	26,962
Comcast Corp.:
5.15%, 3/01/20	350	401,083
3.60%, 3/01/24	250	256,862
4.25%, 1/15/33	650	667,703
6.45%, 3/15/37	200	255,099
4.65%, 7/15/42	150	155,518
COX Communications, Inc., 5.50%, 10/01/15	100	105,853
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	100	103,660
3.50%, 3/01/16	250	260,874
2.40%, 3/15/17	250	257,462
1.75%, 1/15/18	750	751,032
3.80%, 3/15/22	250	258,154
4.45%, 4/01/24	250	265,081
5.15%, 3/15/42	150	157,520
Discovery Communications LLC:
4.38%, 6/15/21	50	54,122
3.25%, 4/01/23	50	49,078
4.95%, 5/15/42	50	50,990
4.88%, 4/01/43	150	151,272
Grupo Televisa SAB, 5.00%, 5/13/45	200	200,398
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24	250	257,968
NBCUniversal Media LLC:
4.38%, 4/01/21	100	110,352
2.88%, 1/15/23	250	248,294
5.95%, 4/01/41	500	613,881
Omnicom Group, Inc., 3.63%, 5/01/22	125	128,596
TCI Communications, Inc., 8.75%, 8/01/15	50	54,486
Thomson Reuters Corp.:
0.88%, 5/23/16	250	249,898
6.50%, 7/15/18	250	292,885
4.30%, 11/23/23	250	262,081

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Time Warner Cable, Inc.:
8.25%, 4/01/19	$300	$380,139
5.00%, 2/01/20	500	560,304
4.13%, 2/15/21	100	107,975
4.00%, 9/01/21	500	534,118
6.55%, 5/01/37	150	186,644
6.75%, 6/15/39	50	64,440
4.50%, 9/15/42	225	219,033
Time Warner, Inc.:
4.88%, 3/15/20	250	280,100
3.40%, 6/15/22	250	253,377
7.70%, 5/01/32	250	347,161
6.25%, 3/29/41	150	180,503
5.35%, 12/15/43	250	271,981
4.65%, 6/01/44	250	245,245
Viacom, Inc.:
2.50%, 9/01/18	500	511,048
3.13%, 6/15/22	150	147,289
3.25%, 3/15/23	200	197,439
3.88%, 4/01/24	250	254,049
4.38%, 3/15/43	70	64,978
5.85%, 9/01/43	100	114,883
The Walt Disney Co.:
3.75%, 6/01/21	50	53,764
2.35%, 12/01/22	300	289,154
WPP Finance 2010, 4.75%, 11/21/21	100	109,732

		14,269,386
Metals & Mining — 0.7%
Allegheny Technologies, Inc., 5.88%, 8/15/23	150	164,529
Barrick Gold Corp.:
3.85%, 4/01/22	350	348,222
4.10%, 5/01/23	500	497,925
Barrick North America Finance LLC, 5.70%, 5/30/41	50	51,538
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	101,752
2.05%, 9/30/18	175	177,099
2.88%, 2/24/22	250	249,637
5.00%, 9/30/43	350	386,815
Carpenter Technology Corp., 4.45%, 3/01/23	250	257,138
Cliffs Natural Resources, Inc. (e):
3.95%, 1/15/18	200	202,666
4.88%, 4/01/21	50	49,316
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17	100	102,066
3.10%, 3/15/20	200	201,977
3.55%, 3/01/22	50	49,515
5.45%, 3/15/43	100	103,749
Goldcorp, Inc.:
2.13%, 3/15/18	150	150,452
3.63%, 6/09/21	500	505,691
Kinross Gold Corp., 5.95%, 3/15/24 (a)	200	208,108
Newmont Mining Corp.:
3.50%, 3/15/22	700	674,899
4.88%, 3/15/42	50	45,056
Nucor Corp., 5.20%, 8/01/43	250	266,273
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	25	25,504
Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	$50	$51,610
4.13%, 5/20/21	150	161,228
Rio Tinto Finance USA PLC:
1.63%, 8/21/17	250	252,936
2.25%, 12/14/18	1,000	1,019,360
2.88%, 8/21/22	100	97,644
4.75%, 3/22/42	100	104,260
Southern Copper Corp., 6.75%, 4/16/40	100	108,731
Teck Resources Ltd.:
3.00%, 3/01/19	450	459,546
4.75%, 1/15/22	300	314,785
3.75%, 2/01/23	100	97,093
5.20%, 3/01/42	50	48,154
Vale Overseas Ltd.:
4.38%, 1/11/22	250	256,675
6.88%, 11/21/36	200	221,408
Vale SA, 5.63%, 9/11/42	250	244,925

		8,258,282
Multi-Utilities — 0.2%
CMS Energy Corp., 4.70%, 3/31/43	200	204,133
Consolidated Edison Co. of New York, Inc.:
6.65%, 4/01/19	100	120,403
3.95%, 3/01/43	150	143,062
4.45%, 3/15/44	250	255,827
Series 12-A, 4.20%, 3/15/42	150	148,303
Dominion Resources, Inc.:
1.40%, 9/15/17	250	249,558
4.90%, 8/01/41	50	52,509
ONE Gas, Inc., 4.66%, 2/01/44 (a)	250	269,293
San Diego Gas & Electric Co.:
3.60%, 9/01/23	250	261,603
4.30%, 4/01/42	100	103,888
SCANA Corp., 4.13%, 2/01/22	100	104,560
Sempra Energy:
2.30%, 4/01/17	250	256,637
4.05%, 12/01/23	250	264,103
3.55%, 6/15/24	250	251,750

		2,685,629
Multiline Retail — 0.1%
Dollar General Corp., 1.88%, 4/15/18	250	247,918
Kohl’s Corp., 4.00%, 11/01/21	50	52,109
Nordstrom, Inc., 4.00%, 10/15/21	100	107,045
Target Corp.:
2.90%, 1/15/22	150	150,545
3.50%, 7/01/24	500	505,641
4.00%, 7/01/42	350	330,296

		1,393,554
Office Electronics — 0.0%
Xerox Corp., 5.63%, 12/15/19	100	114,794
Oil, Gas & Consumable Fuels — 3.1%
Alberta Energy Co., Ltd., 7.38%, 11/01/31	50	65,169
Anadarko Petroleum Corp.:
6.38%, 9/15/17	750	863,505
6.45%, 9/15/36	100	127,525
Apache Corp.:
3.25%, 4/15/22	145	149,145

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	27

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Apache Corp. (concluded):
6.00%, 1/15/37	$100	$122,402
4.75%, 4/15/43	250	261,996
4.25%, 1/15/44	100	98,349
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	184,857
BP Capital Markets PLC:
3.20%, 3/11/16	100	104,419
1.85%, 5/05/17	250	255,327
1.38%, 5/10/18	250	247,674
2.24%, 9/26/18	300	305,370
2.24%, 5/10/19	500	504,292
4.74%, 3/11/21	50	56,059
3.25%, 5/06/22	100	101,237
3.99%, 9/26/23	250	263,373
Buckeye Partners LP, 4.15%, 7/01/23	250	257,668
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	100	103,112
3.80%, 4/15/24	250	257,703
6.25%, 3/15/38	50	62,248
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	173,949
3.00%, 8/15/22	100	98,255
5.20%, 9/15/43	250	275,246
Chevron Corp., 2.43%, 6/24/20	550	558,100
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	300	283,265
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	500	512,667
ConocoPhillips, 6.50%, 2/01/39	400	536,439
ConocoPhillips Co., 1.05%, 12/15/17	250	247,592
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	136,938
Continental Resources, Inc.:
5.00%, 9/15/22	250	271,875
4.50%, 4/15/23	300	320,456
3.80%, 6/01/24 (a)	250	252,701
DCP Midstream Operating LP:
3.88%, 3/15/23	225	227,796
5.60%, 4/01/44	50	55,237
Devon Energy Corp.:
1.88%, 5/15/17	250	254,319
2.25%, 12/15/18	500	505,842
4.00%, 7/15/21	150	159,375
4.75%, 5/15/42	200	207,822
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	250	252,319
Ecopetrol SA:
7.63%, 7/23/19	100	122,125
5.88%, 9/18/23	350	392,875
5.88%, 5/28/45	250	258,570
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	218,649
Enable Midstream Partners LP, 2.40%, 5/15/19 (a)	350	350,323
Enbridge Energy Partners LP, 4.20%, 9/15/21	100	105,946
Enbridge, Inc., 3.50%, 6/10/24	65	64,750
Encana Corp., 3.90%, 11/15/21	200	211,324
Energy Transfer Partners LP:
9.70%, 3/15/19	44	57,674
5.20%, 2/01/22	250	276,652
3.60%, 2/01/23	150	148,620
4.90%, 2/01/24	250	268,464
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners LP (concluded):
5.95%, 10/01/43	$150	$169,855
Enterprise Products Operating LLC:
3.35%, 3/15/23	250	250,437
3.90%, 2/15/24	125	129,307
5.95%, 2/01/41	150	178,545
4.45%, 2/15/43	75	73,571
4.85%, 3/15/44	200	206,351
5.10%, 2/15/45	250	266,864
EOG Resources, Inc.:
2.50%, 2/01/16	50	51,425
5.63%, 6/01/19	150	174,488
2.45%, 4/01/20	375	377,902
EQT Corp., 4.88%, 11/15/21	50	54,646
Exxon Mobil Corp.:
1.82%, 3/15/19	500	503,527
3.18%, 3/15/24	250	254,919
Hess Corp.:
8.13%, 2/15/19	200	251,593
5.60%, 2/15/41	300	348,836
Husky Energy, Inc.:
3.95%, 4/15/22	150	158,688
4.00%, 4/15/24	350	363,601
Kinder Morgan Energy Partners LP:
2.65%, 2/01/19	245	247,962
3.50%, 3/01/21	375	380,277
3.95%, 9/01/22	225	230,129
4.15%, 2/01/24	250	253,559
6.50%, 2/01/37	100	117,450
5.00%, 8/15/42	75	74,551
5.00%, 3/01/43	200	198,489
Marathon Oil Corp.:
5.90%, 3/15/18	100	114,466
2.80%, 11/01/22	150	145,790
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	261,072
5.13%, 3/01/21	150	170,069
Murphy Oil Corp., 4.00%, 6/01/22	100	101,213
Nabors Industries, Inc.:
5.00%, 9/15/20	50	56,102
4.63%, 9/15/21	250	270,796
Nexen, Inc., 6.40%, 5/15/37	100	120,334
Noble Energy, Inc.:
4.15%, 12/15/21	150	161,272
5.25%, 11/15/43	250	275,602
Occidental Petroleum Corp., 4.10%, 2/01/21	50	54,520
ONEOK Partners LP:
2.00%, 10/01/17	250	253,412
6.13%, 2/01/41	50	59,047
Petrobras Global Finance BV:
3.25%, 3/17/17	500	512,645
3.00%, 1/15/19	500	490,825
6.25%, 3/17/24	250	266,100
5.63%, 5/20/43	200	181,000
7.25%, 3/17/44	125	137,813
Petrobras International Finance Co.:
3.50%, 2/06/17	500	513,250
5.75%, 1/20/20	400	427,520
5.38%, 1/27/21	500	521,115

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos:
5.75%, 3/01/18	$350	$394,625
3.50%, 7/18/18	350	367,850
4.88%, 1/24/22	400	432,720
3.50%, 1/30/23	400	390,600
6.50%, 6/02/41	300	348,750
5.50%, 6/27/44	200	208,200
6.38%, 1/23/45 (a)	250	290,312
Phillips 66, 5.88%, 5/01/42	100	119,807
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	157,531
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23	250	240,819
5.15%, 6/01/42	50	54,260
4.70%, 6/15/44	250	253,374
Plains Exploration & Production Co.:
6.13%, 6/15/19	250	276,250
6.50%, 11/15/20	250	279,062
Rowan Cos., Inc.:
4.75%, 1/15/24	50	52,901
5.40%, 12/01/42	100	99,711
Shell International Finance BV:
0.63%, 12/04/15	1,050	1,052,794
4.38%, 3/25/20	100	111,250
6.38%, 12/15/38	50	65,877
5.50%, 3/25/40	50	59,897
4.55%, 8/12/43	200	210,658
Southwestern Energy Co., 4.10%, 3/15/22	100	105,983
Spectra Energy Capital LLC, 3.30%, 3/15/23	500	478,526
Spectra Energy Partners LP, 4.75%, 3/15/24	250	270,853
Statoil ASA:
1.95%, 11/08/18	250	252,135
2.65%, 1/15/24	500	480,506
3.70%, 3/01/24	250	261,453
5.10%, 8/17/40	100	113,848
Suncor Energy, Inc.:
6.10%, 6/01/18	200	232,113
6.50%, 6/15/38	250	321,104
Sunoco Logistics Partners Operations LP:
4.95%, 1/15/43	250	250,761
5.30%, 4/01/44	100	105,216
Talisman Energy, Inc.:
3.75%, 2/01/21	300	310,144
5.50%, 5/15/42	50	54,212
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	116,625
Total Capital Canada Ltd., 2.75%, 7/15/23	150	145,590
Total Capital International SA:
0.75%, 1/25/16	400	401,386
1.50%, 2/17/17	100	101,599
2.13%, 1/10/19	350	354,535
2.10%, 6/19/19	500	502,232
2.75%, 6/19/21	250	250,546
TransCanada PipeLines Ltd.:
3.75%, 10/16/23	350	361,193
4.63%, 3/01/34	250	265,157
6.20%, 10/15/37	200	253,135
5.00%, 10/16/43	150	163,949
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Valero Energy Corp.:
6.13%, 2/01/20	$150	$177,258
6.63%, 6/15/37	300	372,760
Weatherford International Ltd.:
6.00%, 3/15/18	150	170,675
9.63%, 3/01/19	250	328,074
5.13%, 9/15/20	50	56,002
5.95%, 4/15/42	100	113,409
The Williams Cos., Inc.:
7.88%, 9/01/21	31	38,488
3.70%, 1/15/23	100	96,194
4.55%, 6/24/24	45	45,446
5.75%, 6/24/44	250	252,151
Williams Partners LP:
4.00%, 11/15/21	250	261,420
4.30%, 3/04/24	250	260,724
3.90%, 1/15/25	250	251,154

		36,652,334
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	51,678
Georgia-Pacific LLC, 8.88%, 5/15/31	25	37,482
International Paper Co.:
7.50%, 8/15/21	100	127,417
3.65%, 6/15/24	500	501,180
Westvaco Corp., 8.20%, 1/15/30	100	131,321

		849,078
Personal Products — 0.1%
Avon Products, Inc., 4.60%, 3/15/20	250	259,250
Colgate-Palmolive Co.:
1.75%, 3/15/19	250	249,328
3.25%, 3/15/24	250	254,457

		763,035
Pharmaceuticals — 0.9%
AbbVie, Inc.:
1.75%, 11/06/17	300	301,636
2.00%, 11/06/18	150	149,814
2.90%, 11/06/22	300	290,111
4.40%, 11/06/42	50	48,540
Actavis Funding SCS (a):
3.85%, 6/15/24	290	293,147
4.85%, 6/15/44	250	252,362
Actavis, Inc., 3.25%, 10/01/22	150	147,371
Allergan, Inc., 1.35%, 3/15/18	250	241,317
AstraZeneca PLC:
5.90%, 9/15/17	100	114,331
1.95%, 9/18/19	500	497,298
6.45%, 9/15/37	100	129,787
Bristol-Myers Squibb Co.:
1.75%, 3/01/19	250	247,893
2.00%, 8/01/22	250	232,421
4.50%, 3/01/44	200	204,762
Eli Lilly & Co.:
1.95%, 3/15/19	250	251,571
5.50%, 3/15/27	50	59,918
4.65%, 6/15/44	200	211,234
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22	150	148,061

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	29

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16	$250	$250,619
5.65%, 5/15/18	100	114,691
2.80%, 3/18/23	250	243,170
6.38%, 5/15/38	300	388,054
Johnson & Johnson:
2.15%, 5/15/16	100	103,001
4.38%, 12/05/33	250	268,925
4.50%, 9/01/40	100	107,810
Merck & Co., Inc.:
1.30%, 5/18/18	500	495,035
3.88%, 1/15/21	250	269,724
5.95%, 12/01/28	100	124,432
4.15%, 5/18/43	250	244,643
Mylan, Inc.:
1.80%, 6/24/16	250	253,540
4.20%, 11/29/23	250	258,044
Novartis Capital Corp.:
4.40%, 4/24/20	100	111,131
3.40%, 5/06/24	650	658,356
Pfizer, Inc.:
1.10%, 5/15/17	350	351,366
1.50%, 6/15/18	500	495,819
2.10%, 5/15/19	450	452,185
7.20%, 3/15/39	200	282,867
4.30%, 6/15/43	250	252,494
Quest Diagnostics, Inc., 4.25%, 4/01/24	250	254,572
Sanofi, 1.25%, 4/10/18	250	246,720
Teva Pharmaceutical Finance Co. BV:
2.40%, 11/10/16	200	206,386
2.95%, 12/18/22	150	144,259
Series 2, 3.65%, 11/10/21	250	256,552
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	250	262,823
Zoetis, Inc.:
1.15%, 2/01/16	150	150,942
4.70%, 2/01/43	150	152,353

		11,222,087
Real Estate — 0.3%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 2/06/17 (a)	250	250,601
AvalonBay Communities, Inc., 2.95%, 9/15/22	100	97,529
Boston Properties LP:
3.70%, 11/15/18	200	213,507
3.13%, 9/01/23	250	242,775
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	251,667
Duke Realty LP, 3.63%, 4/15/23	250	247,928
Host Hotels & Resorts LP, 5.25%, 3/15/22	250	275,610
Liberty Property LP, 4.40%, 2/15/24	250	262,211
Simon Property Group LP:
5.25%, 12/01/16	50	54,613
2.80%, 1/30/17	100	104,238
2.15%, 9/15/17	250	257,146
4.13%, 12/01/21	100	108,302
3.38%, 3/15/22	100	102,986
2.75%, 2/01/23	250	241,506
Corporate Bonds	Par (000)	Value
Real Estate (concluded)
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	$250	$248,811
4.25%, 3/01/22	100	106,227

		3,065,657
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
3.40%, 2/15/19	250	261,539
5.05%, 9/01/20	25	27,857
4.70%, 3/15/22	100	107,537
3.50%, 1/31/23	150	147,096
DDR Corp., 4.63%, 7/15/22	100	107,005
ERP Operating LP:
2.38%, 7/01/19	500	501,972
4.75%, 7/15/20	100	111,646
Essex Portfolio LP, 3.88%, 5/01/24 (a)	100	101,672
HCP, Inc.:
6.00%, 1/30/17	100	111,944
3.15%, 8/01/22	100	98,065
4.25%, 11/15/23	250	259,850
Health Care REIT, Inc.:
4.13%, 4/01/19	200	215,138
5.25%, 1/15/22	50	56,080
4.50%, 1/15/24	250	263,417
Healthcare Realty Trust, Inc., 3.75%, 4/15/23	150	146,521
Hospitality Properties Trust, 5.00%, 8/15/22	200	211,585
Kimco Realty Corp., 3.20%, 5/01/21	250	250,646
Mid-America Apartments LP, 4.30%, 10/15/23	200	209,360
Omega Healthcare Investors, Inc., 5.88%, 3/15/24	250	265,050
ProLogis LP, 6.63%, 5/15/18	133	155,225
Realty Income Corp., 4.65%, 8/01/23	250	268,413
Weyerhaeuser Co., 7.38%, 3/15/32	350	472,909

		4,350,527
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	250	245,923
3.75%, 4/01/24	50	51,601
5.40%, 6/01/41	50	57,409
4.40%, 3/15/42	150	148,692
4.45%, 3/15/43	200	198,873
4.90%, 4/01/44	250	267,248
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,685
3.50%, 11/15/42	100	89,377
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	30,357
CSX Corp.:
3.70%, 10/30/20	100	106,379
3.70%, 11/01/23	300	308,965
4.75%, 5/30/42	100	104,806
Norfolk Southern Corp.:
7.70%, 5/15/17	150	176,786
3.25%, 12/01/21	250	256,340
3.00%, 4/01/22	250	249,976
3.85%, 1/15/24	250	260,189
3.95%, 10/01/42	100	93,995
Union Pacific Corp.:
4.16%, 7/15/22	100	108,993
2.75%, 4/15/23	200	195,161

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Road & Rail (concluded)
Union Pacific Corp. (concluded):
4.30%, 6/15/42	$50	$50,566

		3,052,321
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	58,439
Intel Corp.:
1.35%, 12/15/17	300	300,084
2.70%, 12/15/22	200	194,440
4.80%, 10/01/41	50	52,950
Maxim Integrated Products, Inc., 3.38%, 3/15/23	100	97,627
Seagate HDD Cayman (a):
3.75%, 11/15/18	125	127,813
4.75%, 6/01/23	250	251,875
4.75%, 1/01/25	250	248,125
Xilinx, Inc., 3.00%, 3/15/21	75	75,698

		1,407,051
Software — 0.2%
Autodesk, Inc., 1.95%, 12/15/17	75	75,785
CA, Inc., 4.50%, 8/15/23	170	179,858
Microsoft Corp.:
1.63%, 12/06/18	250	250,642
3.00%, 10/01/20	50	52,217
5.30%, 2/08/41	100	116,106
3.75%, 5/01/43	150	139,252
Oracle Corp.:
1.20%, 10/15/17	750	748,996
5.75%, 4/15/18	150	172,373
3.88%, 7/15/20	100	108,010
3.63%, 7/15/23	250	257,562
4.30%, 7/08/34 (f)	250	249,900
5.38%, 7/15/40	150	170,515
Symantec Corp., 2.75%, 6/15/17	150	154,011

		2,675,227
Specialty Retail — 0.3%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	263,612
AutoZone, Inc.:
3.70%, 4/15/22	50	51,455
3.13%, 7/15/23	250	241,547
The Home Depot, Inc.:
2.00%, 6/15/19	350	350,243
4.40%, 4/01/21	150	168,117
3.75%, 2/15/24	350	365,878
5.88%, 12/16/36	100	123,698
4.20%, 4/01/43	250	244,683
4.40%, 3/15/45	250	253,800
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	202,723
4.63%, 4/15/20	100	110,303
3.12%, 4/15/22	100	101,506
4.65%, 4/15/42	250	262,319
5.00%, 9/15/43	150	164,457
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	12,259
3.88%, 1/15/22	300	313,149
4.38%, 9/01/23	200	211,944
3.63%, 6/01/24	250	248,734
Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
QVC, Inc., 5.13%, 7/02/22	$250	$266,164
Staples, Inc., 2.75%, 1/12/18	150	151,603

		4,108,194
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	104,141
Tobacco — 0.3%
Altria Group, Inc.:
9.70%, 11/10/18	187	245,032
9.25%, 8/06/19	45	59,800
2.85%, 8/09/22	250	240,572
4.00%, 1/31/24	500	513,765
10.20%, 2/06/39	33	56,023
4.50%, 5/02/43	150	144,599
5.38%, 1/31/44	70	76,673
Lorillard Tobacco Co.:
6.88%, 5/01/20	250	297,090
3.75%, 5/20/23	250	246,904
Philip Morris International, Inc.:
1.13%, 8/21/17	250	249,259
1.88%, 1/15/19	250	249,408
4.13%, 5/17/21	50	54,256
2.63%, 3/06/23	250	242,768
4.50%, 3/20/42	50	50,876
3.88%, 8/21/42	100	92,948
4.13%, 3/04/43	200	192,667
Reynolds American, Inc.:
4.75%, 11/01/42	150	143,037
6.15%, 9/15/43	150	171,772

		3,327,449
Trading Companies & Distributors — 0.1%
GATX Corp.:
1.25%, 3/04/17	500	498,279
2.38%, 7/30/18	150	151,312

		649,591
Transportation Infrastructure — 0.1%
Ryder System, Inc.:
2.50%, 3/01/17	150	154,851
2.35%, 2/26/19	500	504,115

		658,966
Water Utilities — 0.0%
United Utilities PLC, 5.38%, 2/01/19	50	54,755
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
2.38%, 9/08/16	500	514,115
5.00%, 3/30/20	700	776,069
4.38%, 7/16/42	100	94,449
Rogers Communications, Inc.:
3.00%, 3/15/23	150	144,346
5.00%, 3/15/44	250	260,703
Vodafone Group PLC:
1.63%, 3/20/17	250	252,014
1.50%, 2/19/18	500	496,671
7.88%, 2/15/30	100	138,255
4.38%, 2/19/43	200	190,735

		2,867,357
Total Corporate Bonds — 25.3%		300,813,205

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	31

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Brazilian Government International Bond:
8.00%, 1/15/18	$111	$123,889
5.88%, 1/15/19	250	286,125
4.88%, 1/22/21	650	708,500
2.63%, 1/05/23	750	692,625
4.25%, 1/07/25	500	506,750
5.63%, 1/07/41	300	322,500
Canada Government International Bond, 1.63%, 2/27/19	500	501,560
Colombia Government International Bond:
4.38%, 7/12/21	250	268,250
2.63%, 3/15/23	250	233,750
4.00%, 2/26/24	250	257,750
7.38%, 9/18/37	100	136,000
5.63%, 2/26/44	200	224,000
Council of Europe Development Bank, 1.00%, 3/07/18	250	247,518
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	251,042
European Investment Bank:
1.00%, 7/15/15	500	504,000
0.63%, 4/15/16	1,250	1,253,687
2.50%, 5/16/16	100	103,753
5.13%, 9/13/16	225	247,010
1.25%, 10/14/16	100	101,381
1.75%, 3/15/17	500	511,764
0.88%, 4/18/17	1,000	999,964
1.63%, 6/15/17	500	509,994
1.00%, 8/17/17	500	500,262
1.00%, 3/15/18	250	247,580
1.00%, 6/15/18	250	246,473
1.88%, 3/15/19	500	504,337
1.75%, 6/17/19	500	500,044
Export Development Canada, 1.75%, 8/19/19	500	500,425
Hydro-Quebec, 2.00%, 6/30/16	350	359,345
Inter-American Development Bank:
1.38%, 10/18/16	250	254,182
0.88%, 3/15/18	1,000	984,228
International Bank for Reconstruction & Development:
0.50%, 4/15/16	750	750,641
1.00%, 9/15/16	75	75,679
Series GDIF, 0.50%, 5/16/16	1,000	1,000,408
Israel Government International Bond:
3.15%, 6/30/23	250	248,750
4.50%, 1/30/43	200	195,750
Italian Government International Bond:
6.88%, 9/27/23	100	127,274
5.38%, 6/15/33	250	295,098
Japan Bank for International Cooperation, 2.13%, 2/07/19	200	203,611
KFW:
1.25%, 10/26/15	250	253,105
2.63%, 2/16/16	100	103,581
1.25%, 2/15/17	750	758,887
0.75%, 3/17/17	1,000	998,232
2.75%, 10/01/20	500	518,838
Mexico Government International Bond:
5.63%, 1/15/17	500	555,000
5.95%, 3/19/19	350	407,575
8.13%, 12/30/19	100	132,500
Foreign Agency Obligations	Par (000)	Value
Mexico Government International Bond (concluded):
5.13%, 1/15/20	$100	$113,300
3.63%, 3/15/22	500	518,750
4.00%, 10/02/23	350	367,850
6.75%, 9/27/34	150	194,250
4.75%, 3/08/44	450	459,000
5.55%, 1/21/45	525	597,187
Nordic Investment Bank, 0.50%, 4/14/16	500	500,370
Panama Government International Bond:
5.20%, 1/30/20	350	390,600
6.70%, 1/26/36	100	123,350
Peruvian Government International Bond:
7.35%, 7/21/25	400	530,000
8.75%, 11/21/33	191	290,702
Philippine Government International Bond:
4.00%, 1/15/21	500	530,625
4.20%, 1/21/24	500	528,125
7.75%, 1/14/31	500	690,625
Poland Government International Bond:
3.88%, 7/16/15	100	103,400
6.38%, 7/15/19	250	296,250
3.00%, 3/17/23	200	194,300
4.00%, 1/22/24	250	259,375
Province of Nova Scotia Canada, 2.38%, 7/21/15	200	204,408
Province of Ontario Canada:
2.30%, 5/10/16	100	103,243
1.20%, 2/14/18	750	744,886
2.00%, 9/27/18	500	507,475
4.40%, 4/14/20	200	224,185
Province of Quebec Canada:
5.00%, 3/01/16	350	376,149
2.63%, 2/13/23	250	243,557
Republic of Korea:
3.88%, 9/11/23	250	269,615
4.13%, 6/10/44	250	264,823
South Africa Government International Bond:
4.67%, 1/17/24	200	203,750
5.88%, 9/16/25	350	389,025
Svensk Exportkredit AB:
2.13%, 7/13/16	200	206,048
1.88%, 6/17/19	500	501,586
Turkey Government International Bond:
7.50%, 11/07/19	500	592,750
3.25%, 3/23/23	750	691,500
5.75%, 3/22/24	700	764,750
6.88%, 3/17/36	250	294,375
6.00%, 1/14/41	500	534,375
Uruguay Government International Bond:
8.00%, 11/18/22	150	196,125
4.50%, 8/14/24	250	265,250
5.10%, 6/18/50	250	246,875
Total Foreign Agency Obligations — 2.9%		34,226,426

Municipal Bonds
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	150	211,203

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1:
6.92%, 4/01/40	$100	$134,981
7.04%, 4/01/50	100	143,675
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	100	124,094
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37	50	48,767
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	140,373
City of New York New York, GO, 5.97%, 3/01/36	100	121,870
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	100	120,314
City Public Service Board of San Antonio Texas, RB, 4.43%, 2/01/42	100	104,881
Commonwealth of Massachusetts, GO, Build America Bonds, 5.46%, 12/01/39	100	118,311
Commonwealth of Pennsylvania, GO, Build America Bonds, 4.65%, 2/15/26	100	111,003
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	100	109,856
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	160	183,061
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	100	125,725
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20	100	100,933
Illinois State Toll Highway Authority, RB, Build America Bonds, 5.85%, 12/01/34	100	119,867
JobsOhio Beverage System, Refunding RB, Series B, 4.53%, 1/01/35	100	103,490
Los Angeles Community College District, GO, 6.75%, 8/01/49	50	70,453
Los Angeles County Metropolitan Transportation Authority, RB, 5.74%, 6/01/39	100	119,524
Los Angeles Department of Water & Power, RB, Build America Bonds:
5.72%, 7/01/39	100	123,670
6.60%, 7/01/50	90	125,236
Los Angeles Unified School District, GO, 6.76%, 7/01/34	150	201,019
Massachusetts Institute of Technology, 4.68%, 7/01/14	300	320,162
Massachusetts School Building Authority, RB, 5.72%, 8/15/39	100	121,869
Metropolitan Transportation Authority, RB:
5.87%, 11/15/39	300	365,175
Build America Bonds, Series C-1, 6.69%, 11/15/40	50	67,054
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	150	179,953
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.64%, 4/01/57	125	152,430
Municipal Bonds	Par (000)	Value
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 2/15/29	$200	$261,034
New Jersey State Turnpike Authority, RB, Build America Bonds, Series F, 7.41%, 1/01/40	400	576,420
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Build America Bonds, 5.77%, 8/01/36	100	122,141
New York City Water & Sewer System, RB, Build America Bonds, 2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 6/15/42	115	147,736
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.43%, 3/15/39	135	154,726
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 1/01/49	50	68,668
Ohio State University, RB, Build America Bonds, Series C, 4.91%, 6/01/40	100	113,199
Ohio State Water Development Authority, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	100	110,701
Port Authority of New York & New Jersey, RB:
158th Series, 5.86%, 12/01/24	100	122,108
159th Series, 6.04%, 12/01/29	200	248,776
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	145	147,794
San Diego County Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	100	129,717
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	100	118,751
State of California, GO, Various Purpose:
Build America Bonds, 7.35%, 11/01/39	100	142,039
Build America Bonds, 7.60%, 11/01/40	200	302,988
7.50%, 4/01/34	145	206,570
7.55%, 4/01/39	675	1,004,407
State of Connecticut, GO, Build America Bonds, Series D, 5.09%, 10/01/30	150	168,714
State of Illinois, GO:
5.67%, 3/01/18	200	222,212
Pension, 5.10%, 6/01/33	1,000	1,002,020
State of Oregon, GO, Pension, 5.76%, 6/01/23	100	117,297
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39	100	124,965
State of Washington, GO, Build America Bonds, Series D, 5.48%, 8/01/39	100	121,154
Texas Transportation Commission, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 4/01/30	200	235,564
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31	150	163,572
University of California Medical Center, RB, Build America Bonds, Series H, 6.55%, 5/15/48	50	64,411
University of Virginia, RB, Build America Bonds, 6.20%, 9/01/39	140	187,489
Virginia Commonwealth Transportation Board, RB, Build America Bonds, Series A-2, 5.35%, 5/15/35	75	86,998
Total Municipal Bonds — 0.9%		10,441,120

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	33

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 1.5%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-2, Class A4, 5.78%, 4/10/49 (d)	$1,500	$1,648,323
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW14, Class A4, 5.20%, 12/11/38	1,350	1,466,223
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (d)	700	776,801
Series 2007-T26, Class A4, 5.47%, 1/12/45 (d)	1,300	1,431,742
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	652,765
Commercial Mortgage Trust (d):
Series 2006-C7, Class AM, 5.97%, 6/10/46	750	806,419
Series 2013-CR9, Class A4, 4.38%, 7/10/45	700	759,952
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C4, Class A3, 5.47%, 9/15/39	923	994,059
Greenwich Capital Commercial Funding Corp., Class A4:
Series 2007-GG9, 5.44%, 3/10/39	1,200	1,309,399
Series 2007-GG11, 5.74%, 12/10/49	350	389,097
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	250	244,726
GS Mortgage Securities Trust (d):
Series 2006-GG6, Class AM, 5.62%, 4/10/38	500	533,181
Series 2007-GG10, Class A4, 6.00%, 8/10/45	272	301,663
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	900	976,334
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	705,379
Series 2013-C16, Class A2, 3.07%, 12/15/46	850	886,965
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class A3, 5.17%, 12/12/49	512	550,980
Series 2007-9, Class AM, 5.86%, 9/12/49 (d)	675	754,915
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (d)	1,500	1,654,032
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/46 (d)	200	215,482
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 3/15/45	500	498,087
Total Non-Agency Mortgage-Backed Securities — 1.5%		17,556,524

U.S. Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations — 3.4%
Fannie Mae:
0.38%, 12/21/15	$4,000	$4,004,352
0.50%, 7/02/15 - 3/30/16	5,000	5,011,590
0.88%, 12/20/17 - 5/21/18	4,828	4,770,129
1.13%, 4/27/17	2,310	2,321,633
1.63%, 10/26/15	350	355,982
2.38%, 7/28/15	600	614,058
6.25%, 5/15/29	600	805,772
6.63%, 11/15/30	149	211,601
7.25%, 5/15/30	550	811,311
Federal Home Loan Bank:
0.63%, 12/28/16	5,000	4,995,550
5.50%, 7/15/36	100	127,948
Financing Corp., 8.60%, 9/26/19	200	262,701
Freddie Mac:
0.50%, 5/13/16	5,000	5,002,155
0.88%, 3/07/18	1,500	1,478,585
1.25%, 10/02/19	2,200	2,136,695
1.75%, 9/10/15 - 5/30/19	1,920	1,948,706
2.00%, 8/25/16	750	772,577
2.38%, 1/13/22	3,130	3,123,840
4.88%, 6/13/18	250	284,005
6.25%, 7/15/32	550	758,529
6.75%, 3/15/31	500	717,450
Tennessee Valley Authority:
3.50%, 12/15/42	140	128,496
6.25%, 12/15/17	400	467,153

		41,110,818
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M6, Class A2, 2.68%, 5/25/21 (d)	150	151,996
Freddie Mac:
Series K006, Class A1, 3.40%, 7/25/19	501	530,038
Series K026, Class A2, 2.51%, 11/25/22	200	197,516
Series K031, Class A2, 3.30%, 4/25/23 (d)	100	103,968
Series K033, Class A2, 3.06%, 7/25/23 (d)	100	102,115
Series K037, Class A2, 3.49%, 1/25/24	200	210,213
Series K038, Class A1, 2.60%, 10/25/23	250	255,706

		1,551,552
Mortgage-Backed Securities — 29.1%
Fannie Mae Mortgage-Backed Securities:
0.75%, 11/25/16	1,700	1,695,837
1.91%, 4/01/43 (d)	461	471,242
1.94%, 5/01/43 (d)	1,205	1,231,398
2.09%, 6/01/43 (d)	987	991,352
2.49%, 8/01/42 (d)	364	373,931
2.50%, 9/01/28 - 7/01/44 (g)	14,031	14,148,933
2.79%, 8/01/41 (d)	130	135,813
3.00%, 1/01/27 - 7/01/44 (g)	45,174	45,254,606
3.16%, 11/01/40 (d)	66	69,823
3.50%, 2/01/26 - 7/01/44 (g)	34,847	36,116,156
4.00%, 10/01/25 - 7/01/44 (g)	34,374	36,502,258
4.50%, 5/01/24 - 7/01/44 (g)	24,695	26,696,842
5.00%, 1/01/19 - 7/01/44 (g)	18,586	20,608,976
5.50%, 3/01/34 - 7/01/44 (g)	7,491	8,389,106
6.00%, 3/01/34 - 7/01/44 (g)	9,319	10,499,706

See Notes to Financial Statements.

34	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
6.50%, 7/01/32	$264	$300,290
7.00%, 2/01/32	64	72,132
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (d)	235	238,441
2.50%, 7/01/28 - 7/01/29 (g)	5,995	6,084,442
3.00%, 3/01/27 - 7/01/44 (g)	15,679	15,752,543
3.25%, 8/01/41 (d)	80	84,770
3.50%, 7/01/29 - 7/01/44 (g)	17,878	18,483,153
3.62%, 9/01/40 (d)	95	100,876
4.00%, 5/01/19 - 7/01/44 (g)	18,223	19,311,779
4.50%, 4/01/18 - 7/01/44 (g)	11,605	12,560,962
5.00%, 10/01/18 - 7/01/44 (g)	2,484	2,744,092
5.50%, 6/01/35 - 7/01/44 (g)	2,936	3,281,917
6.50%, 6/01/31	105	118,596
8.00%, 12/01/24	246	275,241
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 7/01/44 (g)	9,165	9,246,357
3.50%, 9/20/42 - 7/01/44 (g)	19,313	20,122,201
4.00%, 3/15/41 - 7/01/44 (g)	11,995	12,831,756
4.50%, 7/15/39 - 7/01/44 (g)	10,894	11,892,309
5.00%, 11/15/39 - 7/01/44 (g)	6,486	7,137,376
5.50%, 12/15/32 - 7/20/40	930	1,039,098
6.00%, 3/15/35 - 10/20/38	582	663,797
6.50%, 9/15/36	279	328,278
7.50%, 12/15/23	254	287,422

		346,143,807
Total U.S. Government Sponsored Agency Securities — 32.6%		388,806,177

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/17	2,100	2,573,155
8.75%, 5/15/20	500	694,063
8.75%, 8/15/20	400	559,281
6.25%, 8/15/23	50	65,953
7.63%, 2/15/25	375	553,828
6.50%, 11/15/26	400	560,312
6.13%, 11/15/27	2,080	2,856,424
6.25%, 5/15/30	6,600	9,380,250
5.38%, 2/15/31	1,500	1,969,453
4.50%, 2/15/36	3,066	3,723,752
5.00%, 5/15/37	3,800	4,932,875
4.38%, 2/15/38	2,500	2,984,765
4.50%, 5/15/38	1,000	1,215,938
3.50%, 2/15/39	5,800	6,051,940
4.25%, 5/15/39	2,775	3,258,458
4.50%, 8/15/39	500	609,453
4.38%, 11/15/39	300	359,250
4.63%, 2/15/40	730	907,824
4.38%, 5/15/40	250	299,805
3.88%, 8/15/40	360	399,375
4.25%, 11/15/40	1,428	1,681,693
4.75%, 2/15/41	200	254,125
4.38%, 5/15/41	610	733,335
3.75%, 8/15/41	1,550	1,683,687
U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds (concluded):
3.13%, 11/15/41	$400	$387,625
3.13%, 2/15/42	3,850	3,724,875
3.00%, 5/15/42	480	452,700
2.75%, 8/15/42	750	670,781
2.75%, 11/15/42	4,200	3,749,155
3.13%, 2/15/43	3,050	2,936,101
2.88%, 5/15/43	250	228,438
3.63%, 8/15/43	2,500	2,640,625
3.75%, 11/15/43	2,700	2,916,000
3.63%, 2/15/44	3,100	3,271,467
3.38%, 5/15/44	500	503,360
U.S. Treasury Notes:
1.75%, 7/31/15	750	762,950
0.25%, 8/15/15	2,000	2,001,876
0.25%, 9/15/15	1,500	1,501,524
0.25%, 9/30/15	2,000	2,002,110
1.25%, 9/30/15	6,400	6,486,003
4.50%, 11/15/15	6,500	6,881,368
0.38%, 1/15/16	5,800	5,809,060
0.38%, 1/31/16	6,000	6,008,670
2.00%, 1/31/16	5,400	5,546,178
4.50%, 2/15/16	1,200	1,281,516
0.25%, 2/29/16	3,000	2,997,069
2.13%, 2/29/16	8,100	8,343,000
0.38%, 3/15/16	2,500	2,501,367
0.25%, 4/15/16	1,000	997,695
2.00%, 4/30/16	1,679	1,728,452
2.63%, 4/30/16	5,000	5,204,490
5.13%, 5/15/16	8,000	8,704,376
1.75%, 5/31/16	8,000	8,202,496
0.50%, 6/15/16	7,000	7,008,750
0.50%, 6/30/16	5,500	5,504,724
1.50%, 6/30/16	500	510,313
1.50%, 7/31/16	10,050	10,258,849
0.63%, 8/15/16	5,500	5,513,321
0.63%, 10/15/16	7,000	7,007,112
4.63%, 11/15/16	250	273,692
2.75%, 11/30/16	5,135	5,396,567
0.63%, 12/15/16	4,000	3,997,812
0.88%, 12/31/16	9,750	9,801,031
3.25%, 12/31/16	4,500	4,788,279
0.88%, 1/31/17	7,600	7,633,843
0.63%, 2/15/17	7,700	7,680,750
4.63%, 2/15/17	650	716,320
0.88%, 2/28/17	2,950	2,960,832
1.00%, 3/31/17	5,000	5,029,690
0.88%, 4/15/17	4,000	4,009,688
0.63%, 5/31/17	22,500	22,350,577
2.50%, 6/30/17	4,790	5,017,899
0.50%, 7/31/17	900	888,117
4.75%, 8/15/17	3,800	4,247,389
1.88%, 8/31/17	370	380,493
1.88%, 9/30/17	12,800	13,152,998
2.63%, 1/31/18	2,000	2,104,688
0.75%, 2/28/18	4,500	4,429,336
2.75%, 2/28/18	1,300	1,374,344
0.63%, 4/30/18	1,500	1,464,609
4.00%, 8/15/18	500	554,063
1.38%, 9/30/18	2,400	2,397,000

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	35

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes (concluded):
1.25%, 10/31/18	$700	$694,586
1.75%, 10/31/18	250	253,555
1.38%, 12/31/18	1,030	1,025,735
1.50%, 12/31/18	4,815	4,817,634
1.25%, 1/31/19	6,400	6,328,000
1.63%, 3/31/19	1,500	1,504,336
1.25%, 4/30/19	4,300	4,235,500
1.13%, 5/31/19	1,880	1,837,553
1.00%, 6/30/19	2,000	1,938,438
0.88%, 7/31/19	1,500	1,442,343
1.00%, 8/31/19	2,300	2,221,657
1.25%, 10/31/19	600	586,031
3.38%, 11/15/19	1,100	1,195,218
1.00%, 11/30/19	8,895	8,550,319
1.13%, 12/31/19	4,750	4,589,317
1.38%, 1/31/20	11,000	10,755,932
3.63%, 2/15/20	500	549,961
1.25%, 2/29/20	6,200	6,012,066
1.13%, 3/31/20	1,500	1,441,524
1.13%, 4/30/20	2,700	2,590,734
1.38%, 5/31/20	4,400	4,277,280
2.00%, 7/31/20	3,500	3,518,868
2.63%, 8/15/20	750	780,469
2.13%, 8/31/20	4,000	4,041,248
1.75%, 10/31/20	500	492,930
2.00%, 11/30/20	8,300	8,295,460
2.38%, 12/31/20	1,500	1,532,343
2.13%, 1/31/21	2,800	2,813,782
3.63%, 2/15/21	2,310	2,542,444
2.00%, 2/28/21	5,500	5,477,659
2.25%, 3/31/21	5,000	5,053,905
2.00%, 5/31/21	6,500	6,451,250
2.13%, 8/15/21	450	449,719
2.00%, 11/15/21	2,050	2,024,375
1.75%, 5/15/22	900	866,320
1.63%, 11/15/22	1,000	945,078
2.00%, 2/15/23	1,100	1,068,032
1.75%, 5/15/23	1,000	947,188
2.75%, 11/15/23	2,500	2,562,305
2.50%, 5/15/24	800	798,875
Total U.S. Treasury Obligations — 34.5%		410,713,376
Preferred Securities	Par (000)	Value
Capital Trusts — 0.0%
The Chubb Corp., 6.00%, 5/11/37	$50	$62,884
UBS Preferred Funding Trust V, 6.24% (d)(h)	150	159,937
Total Preferred Securities — 0.0%		222,821
Total Long-Term Investments (Cost — $1,157,889,781) — 98.2%		1,168,602,507

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(i)(j)	247,396,835	247,396,835
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(i)(j)	412,875	412,875
Total Short-Term Securities (Cost — $247,809,710) — 20.8%		247,809,710
Total Investments Before TBA Sale Commitments (Cost — $1,405,699,491*) — 119.0%		1,416,412,217

TBA Sale Commitments (g)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 7/01/44	$1,000	(1,061,250)
4.50%, 7/01/44	1,000	(1,075,859)
Total TBA Sale Commitments (Proceeds — $2,127,773) — 0.2%		(2,137,109)
Total Investments, Net of TBA Sale Commitments — 118.8%		1,414,275,108
Liabilities in Excess of Other Assets — (18.8)%		(223,342,250)

Net Assets — 100.0%		$1,190,932,858

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,405,719,101

Gross unrealized appreciation	$16,238,123
Gross unrealized depreciation	(5,545,007)

Net unrealized appreciation	$10,693,116

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

36	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at December 31, 2013	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at June 30, 2014	Value at June 30, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	357,052,651	—	(109,655,816)[1]	247,396,835	$247,396,835	$154,708
BlackRock Cash Funds: Prime, SL Agency Shares	33,770,973	—	(33,358,098)[1]	412,875	$412,875	$35,649
PNC Bank NA, 2.25%, 7/02/19	—	$350	—	$350	$351,868	—
PNC Bank NA, 2.95%, 1/30/23	$250	—	—	$250	$244,679	$3,688
PNC Funding Corp., 5.63%, 2/01/17	$150	—	—	$150	$165,904	$4,219
PNC Funding Corp., 3.30%, 3/08/22	$150	—	—	$150	$152,971	$2,475
[1] Represents net shares sold.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security, or a portion of security, is on loan.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$248,900	—

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$33,261,203	$310,526
Barclays Capital, Inc.	$15,536,891	$66,227
BNP Paribas Securities Corp.	$4,817,422	$17,390
Citigroup Global Markets, Inc.	$13,811,246	$107,486
Credit Suisse Securities (USA) LLC	$47,409,258	$303,012
Deutsche Bank Securities, Inc.	$43,519,824	$329,909
Goldman Sachs & Co.	$29,344,375	$215,491
J.P. Morgan Securities LLC	$20,779,617	$108,346
Morgan Stanley & Co. LLC	$3,678,375	$25,512
Nomura Securities International, Inc.	$10,900,125	$73,307
RBC Capital Markets, LLC	$(1,075,859)	—
Wells Fargo Securities, LLC	$7,370,742	$33,614

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Represents the current yield as of report date.

(j)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	37

Schedule of Investments (concluded)	Bond Index Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Asset-Backed Securities	—	$5,822,858	—	$5,822,858
Corporate Bonds	—	300,813,205	—	300,813,205
Foreign Agency Obligations.	—	34,226,426	—	34,226,426
Municipal Bonds	—	10,441,120	—	10,441,120
Non-Agency Mortgage-Backed Securities	—	17,556,524	—	17,556,524
U.S. Government Sponsored Agency Securities	—	388,806,177	—	388,806,177
U.S. Treasury Obligations	—	410,713,376	—	410,713,376
Preferred Securities	—	222,821	—	222,821
Short-Term Securities:
Money Market Funds	$247,809,710	—	—	247,809,710
Liabilities:
Investments:
TBA Sale Commitments	—	(2,137,109)	—	(2,137,109)

Total	$247,809,710	$1,166,465,398	—	$1,414,275,108

[1] See above Schedule of Investments for values in each sector and industry.

The Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Cash received as collateral for TBA commitments	—	$(598,000)	—	$(598,000)
Collateral on securities loaned at value	—	(412,875)	—	(412,875)

Total	—	$(1,010,875)	—	$(1,010,875)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

38	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Statement of Assets and Liabilities	Bond Index Master Portfolio

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $251,982) (cost — $1,156,989,574)	$1,167,687,085
Investments at value — affiliated (cost — $248,709,917)	248,725,132
TBA sale commitments receivable	2,127,773
Contributions receivable from investors	27,477,460
Interest receivable	5,905,535
Investments sold receivable	3,630,295
Principal paydowns receivable	9,788
Securities lending income receivable — affiliated	1,828

Total assets	1,455,564,896

Liabilities
Collateral on securities loaned at value	412,875
Investments purchased payable	261,407,924
TBA sale commitments at value (proceeds — $2,127,773)	2,137,109
Cash received as collateral for TBA sale commitments	598,000
Investment advisory fees payable	55,934
Professional fees payable	17,480
Trustees’ fees payable	2,716

Total liabilities	264,632,038

Net Assets	$1,190,932,858

Net Assets Consist of
Investors’ capital	$1,180,201,200
Net unrealized appreciation/depreciation	10,731,658

Net Assets	$1,190,932,858

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	39

Statement of Operations	Bond Index Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$9,417,106
Securities lending — affiliated — net	35,649
Income — affiliated	165,090
Other income — affiliated	372

Total income	9,618,217

Expenses
Investment advisory	420,071
Professional	17,402
Independent Trustees	12,548

Total expenses	450,021
Less fees waived by Manager	(107,816)

Total expenses after fees waived	342,205

Net investment income	9,276,012

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	5,768,901
Net change in unrealized appreciation/depreciation on investments	25,488,768

Total realized and unrealized gain	31,257,669

Net Increase in Net Assets Resulting from Operations	$40,533,681

See Notes to Financial Statements.

40	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Statements of Changes in Net Assets	Bond Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$9,276,012	$12,224,736
Net realized gain (loss)	5,768,901	(2,104,914)
Net change in unrealized appreciation/depreciation	25,488,768	(26,604,047)

Net increase (decrease) in net assets resulting from operations	40,533,681	(16,484,225)

Capital Transactions
Proceeds from contributions	260,905,569	646,336,811
Value of withdrawals	(44,276,183)	(177,655,230)

Net increase in net assets derived from capital transactions	216,629,386	468,681,581

Net Assets
Total increase in net assets	257,163,067	452,197,356
Beginning of period	933,769,791	481,572,435

End of period	$1,190,932,858	$933,769,791

Financial Highlights	Bond Index Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009

Total Investment Return
Total investment return	4.00%	[1]	(2.23)%	4.06%	7.67%		6.94%		5.36%

Ratios to Average Net Assets
Total expenses	0.09%	[2]	0.09%	0.09%	0.13%		0.10%		0.09%

Total expenses after fees waived	0.07%	[2]	0.08%	0.08%	0.08%		0.08%		0.08%

Net investment income	1.77%	[2]	1.63%	1.86%	3.36%		3.80%		4.20%

Supplemental Data
Net assets, end of period (000)	$1,190,933		$933,770	$481,572	$127,484		$98,489		$156,465

Portfolio turnover	254%		417%	436%	122%	[3]	59%	[4]	103%	[5]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[4]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[5]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	41

Notes to Financial Statements (Unaudited)	Bond Index Master Portfolio

1. Organization:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at net asset value each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., TBA sale commitments) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

42	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	Bond Index Master Portfolio

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	43

Notes to Financial Statements (continued)	Bond Index Master Portfolio

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate their counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$202,666	$(202,666)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	49,316	(49,316)	—

Total	$251,982	$(251,982)	—

[1]

Collateral with a value of $412,875 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

44	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	Bond Index Master Portfolio

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receive investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $77,866.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2015. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the Manager waived $29,950 pursuant to the agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	45

Notes to Financial Statements (continued)	Bond Index Master Portfolio

lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $17,475 in total for securities lending agent services and collateral investment fees.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $372, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were as follow:

	Non-U.S. Government Securities		U.S. Government Securities
Purchases	$108,685,687		$2,442,735,920
Sales	$18,245,415	*	$2,292,501,997

*	Including paydowns.

6. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio

46	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities tied to the fixed income markets. See the Schedule of Investments for these securities. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	47

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of Bond Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Bond Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management

48	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	49

Disclosure of Investment Advisory Agreement (continued)

the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of

50	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Portfolio’s administration fee effective March 21, 2014, which results in savings to shareholders.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	51

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

52	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK BOND INDEX FUND	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BOND INDEX FUND	JUNE 30, 2014	55

These reports are intended for existing shareholders. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BINF-6/14SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock Cash Funds: Government
➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended June 30, 2014

Severe winter weather and declining inventories weighed on U.S. economic growth early in 2014. After growing at 2.6% in the fourth quarter of 2013, U.S. gross domestic product (“GDP”) contracted by 2.9% in the first quarter of 2014. However, economic reports showed signs of improvement in the months that followed, leading to forecasts for a strong rebound in GDP growth for the second quarter. Additionally, broad inflation measures, after running below the U.S. Federal Reserve’s (the “Fed”) 2% target rate for nearly two years, began to increase. With the goal of keeping long-term interest rates low, the Fed maintained their course during the six-month period, making no change to its target range for the federal funds rate of 0.00% to 0.25% and continuing to gradually pare down its asset purchase programs by $10 billion at each of its scheduled meetings in January, March, April and June, with the monthly purchase amount standing at $35 billion as of period end. If the Fed continues to maintain its measured pace of monthly reductions, its asset purchase programs will end in October of this year. In a change of leadership, Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the Fed in February. Recent comments made by Chairwoman Yellen have been interpreted by the market as dovish given that she downplayed the recent uptick in inflation data and indicated that the Fed was willing to tolerate inflation rates moving above its 2% target, at least in the short-term, as long as the unemployment rate remains elevated. She also reiterated the Fed’s expectation that its low target range for the federal funds rate will continue to be warranted for a considerable period of time following the conclusion of the monthly asset purchase programs.

In Europe, the Bank of England (“BOE”) made no material changes to monetary policy over the first half of 2014, keeping its bank rate steady at 0.5% and maintaining the size of its asset purchase program at 375 billion pound sterling. This patience may be short-lived, however, as BOE Governor Mark Carney hinted that a rate hike may soon be necessary to contain Britain’s booming housing market. In the eurozone, inflation measures continued to slip, falling to below half the European Central Bank’s (“ECB”) target rate of 2%. In an effort to spur growth and combat deflationary pressures, the ECB cut its key rates by 0.1%, marking a bold move to a negative deposit rate, and enhanced its lending programs targeted at credit-starved small- and medium-sized companies as well as individuals.

London Interbank Offered Rates (“LIBOR”) notched lower over the six months amid highly accommodative monetary policy, coupled with decreasing supply in the money market space. As commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets, the three-month LIBOR fell by 0.03% to end the period at 0.23%, just slightly above its historic low of 0.22% reached in early May. With the debt-ceiling extended until March 2015, rates on U.S. Treasury bills fell near their all-time lows as demand continued to outweigh supply. The amount of Treasury bills outstanding declined as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) – the first new structure issued in almost 17 years. Treasury FRN issuance totaled $82 billion in the first half of 2014. Much of the void resulting from the diminished supply of Treasury bills has been filled by the Fed’s fixed-rate reverse repo facility, which has proven very popular with investors. Use of this facility peaked at $340 billion on June 30th as other investment alternatives were limited.

The impact of the Fed’s ongoing near-zero interest rate policy continued to be evident in in the short-term municipal market. Yields remained low on variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.06%, while ranging between a high of 0.12% and a low of 0.03% during the six-month period. Increased demand and diminished issuance have combined to keep yields low on VRDN securities. Demand for VRDN securities increased throughout the period as money market mutual funds looked to replace a reduced amount of one-year, fixed-rate note issuance and bond funds pursued a more defensive investment alternative to mitigate the risk of rising interest rates. New VRDN security issuance remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. The muted VRDN issuance during the period consisted mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. As the Fed winds down its asset purchase program, market participants have become increasingly focused on the potential for a normalization of policy, specifically with respect to when short-term interest rates may rise.

While state and local municipalities have continued to experience improvement in tax receipts, they have also continued to limit spending and reduce debt. In this environment, new-issue supply of one-year fixed-rate notes is anticipated to decline in 2014. Thus far, new-issue supply for the first six months of 2014 is nearly 14% lower as compared to the same six-month period last year. One-year municipal notes generally offer investors an opportunity to lock in a yield that is more stable than that of VRDN securities and for a longer period of time. In addition to traditional short-term money market participants, increased demand for one-year municipal notes was driven by bond funds seeking to shorten their duration (reduce sensitivity to interest rate risk) during the period. The combination of lower new issuance and increased demand contributed to the yield on one-year fixed-rate municipal notes declining over the six months to close the period at 0.11%, representing only a nominal premium for the extension risk as compared to VRDN securities. As such, the one-month to one-year municipal yield curve remained extremely flat while credit spreads continued to tighten as investors pursued higher-yielding issues.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	JUNE 30, 2014

Fund Information as of June 30, 2014

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.01%	0.01%
Institutional	0.11%	0.11%
Select	0.02%	0.02%
SL Agency	0.14%	0.14%
Trust	0.00%	0.00%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.06%	0.06%
Institutional	0.08%	0.08%
Premium	0.03%	0.03%
Select	0.00%	0.00%
SL Agency	0.11%	0.11%
Trust	0.00%	0.00%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.00%	0.00%
Institutional	0.00%	0.00%
Select	0.00%	0.00%
SL Agency	0.00%	0.00%
Trust	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Government	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Select	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.55	$0.25	0.05%
Trust	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.55	$0.25	0.05%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Institutional	$1,000.00	$1,000.50	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Select	$1,000.00	$1,000.10	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
SL Agency	$1,000.00	$1,000.70	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.30	$0.69	$1,000.00	$1,024.10	$0.70	0.14%
Institutional	$1,000.00	$1,000.40	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Premium	$1,000.00	$1,000.20	$0.84	$1,000.00	$1,023.95	$0.85	0.17%
Select	$1,000.00	$1,000.00	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
SL Agency	$1,000.00	$1,000.60	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%
Institutional	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.45	$0.35	0.07%
Select	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%
SL Agency	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%
Trust	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%

[1]

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each Fund invests significantly in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$10,585,119	$38,067,699,100	$15,605,114,691	$5,559,680,511
Capital shares sold receivable	2	19	2,405	—
Receivable from administrator	1,012	—	—	—

Total assets	10,586,133	38,067,699,119	15,605,117,096	5,559,680,511

Liabilities
Income dividends payable	—	2,847,778	921,632	—
Administration fees payable	—	756,276	527,932	1,290
Professional fees payable	6,735	6,736	6,717	6,736
Service fees payable	—	657	—	—
Contributions payable to the Master Portfolio	2	19	2,405	—

Total liabilities	6,737	3,611,466	1,458,686	8,026

Net Assets	$10,579,396	$38,064,087,653	$15,603,658,410	$5,559,672,485

Net Assets Consist of
Paid-in capital	$10,579,391	$38,060,531,311	$15,602,931,944	$5,559,626,977
Undistributed net investment income	—	1,974	3,988	324
Accumulated net realized gain	5	3,554,368	722,478	45,184

Net Assets	$10,579,396	$38,064,087,653	$15,603,658,410	$5,559,672,485

[1] Investments at cost	$10,585,119	$38,067,699,100	$15,605,114,691	$5,559,680,511

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”).

Net Asset Value
Aon Captives:
Net assets	—	$7,998,576	—	—

Shares outstanding[3]	—	7,998,107	—	—

Net asset value	—	$1.00	—	—

Capital:
Net assets	—	—	$1,347,592,136	$312,451

Shares outstanding[3]	—	—	1,347,538,757	312,449

Net asset value	—	—	$1.00	$1.00

Institutional:
Net assets	—	$2,033,165,136	$5,919,439,565	$3,903

Shares outstanding[3]	—	2,033,046,260	5,919,205,097	3,904

Net asset value	—	$1.00	$1.00	$1.00

Premium:
Net assets	—	—	$1,194,404,647	—

Shares outstanding[3]	—	—	1,194,357,334	—

Net asset value	—	—	$1.00	—

Select:
Net assets	$7,183,441	$108,548	$89,837	$10,770,275

Shares outstanding[3]	7,183,438	108,542	89,833	10,770,187

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency:
Net assets	—	$36,022,375,968	$7,135,134,801	$5,524,890,534

Shares outstanding[3]	—	36,020,269,790	7,134,852,153	5,524,845,311

Net asset value	—	$1.00	$1.00	$1.00

Trust:
Net assets	$3,395,955	$439,425	$6,997,424	$23,695,322

Shares outstanding[3]	3,395,953	439,398	6,997,147	23,695,128

Net asset value	$1.00	$1.00	$1.00	$1.00

[3] Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	7

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$23,747	$49,436,994	$15,072,249	$522,577
Expenses	(52,915)	(22,535,728)	(7,552,589)	(842,109)
Fees waived	29,457	6,974,067	2,350,653	331,580

Total income	289	33,875,333	9,870,313	12,048

Fund Expenses
Administration — class specific	18,597	4,812,777	3,292,528	217,105
Distribution — Aon Captives	—	4,119	—	—
Professional	6,729	6,729	6,729	6,729
Miscellaneous	25	25	25	25

Total expenses	25,351	4,823,650	3,299,282	223,859
Less fees waived by administrator — class specific	(18,356)	(633)	(9,032)	(205,082)
Less fees reimbursed by administrator	(6,729)	(6,729)	(6,729)	(6,729)

Total expenses after fees waived and/or reimbursed	266	4,816,288	3,283,521	12,048

Net investment income	23	29,059,045	6,586,792	—

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	1,940,017	452,705	38,495

Net Increase in Net Assets Resulting from Operations	$23	$30,999,062	$7,039,497	$38,495

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$23	$95	$29,059,045	$67,823,689
Net realized gain	—	—	1,940,017	4,793,864

Net increase in net assets resulting from operations	23	95	30,999,062	72,617,553

Dividends and Distributions to Shareholders From
Net investment income:
Aon Captives	—	—	(118)	(4,385)[1]
Institutional	—	—	(1,246,035)	(4,192,107)[1]
Select	—	(20)[1]	(46)	(2,035)[1]
SL Agency	(23)	(75)[1]	(27,810,872)	(63,625,162)[1]
Net realized gain:
Aon Captives	—	—	—	(1,114)[1]
Institutional	—	—	—	(339,590)[1]
Select	—	—	—	(503)[1]
SL Agency	—	—	—	(4,674,107)[1]
Trust	—	—	—	(63)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(23)	(95)	(29,057,071)	(72,839,066)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,121,265	(8,141,716)	(2,621,886,231)	6,091,103,262

Net Assets
Total increase (decrease) in net assets	1,121,265	(8,141,716)	(2,619,944,240)	6,090,881,749
Beginning of period	9,458,131	17,599,847	40,684,031,893	34,593,150,144

End of period	$10,579,396	$9,458,131	$38,064,087,653	$40,684,031,893

Undistributed net investment income, end of period	—	—	$1,974	—

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income (loss)	$6,586,792	$15,340,314	—	$191,370
Net realized gain	452,705	2,087,007	$38,495	130,047

Net increase in net assets resulting from operations	7,039,497	17,427,321	38,495	321,417

Dividends and Distributions to Shareholders From
Net investment income:
Capital	(276,805)	(1,115,190)[1]	—	(2,490)[1]
Institutional	(2,323,326)	(5,031,183)[1]	—	(72)[1]
Premium	(305,538)	(1,975,146)[1]	—	—
Select	(18)	(3,116)[1]	—	(1)[1]
SL Agency	(3,681,067)	(7,211,729)[1]	—	(188,793)[1]
Trust	—	—	—	(2)[1]
Net realized gain:
Capital	—	(159,493)[1]	—	(91)[1]
Institutional	—	(574,074)[1]	—	(272)[1]
Premium	—	(493,586)[1]	—	—
Select	—	(816)[1]	—	(1,141)[1]
SL Agency	—	(709,842)[1]	—	(155,671)[1]
Trust	—	(1,046)[1]	—	(2,824)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(6,586,754)	(17,275,221)	—	(351,357)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,506,417,916)	3,087,468,286	3,974,416,521	(239,731,391)

Net Assets
Total increase (decrease) in net assets	(1,505,965,173)	3,087,620,386	3,974,455,016	(239,761,331)
Beginning of period	17,109,623,583	14,022,003,197	1,585,217,469	1,824,978,800

End of period	$15,603,658,410	$17,109,623,583	$5,559,672,485	$1,585,217,469

Undistributed net investment income, end of period	$3,988	$3,950	$324	$324

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009
Dividends from net investment income[2]	(0.0001)		(0.0008)	(0.0009)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.01%	[4]	0.09%	0.09%

Ratios to Average Net Assets[5]
Total expenses	0.13%	[6,7]	0.19%	0.15%

Total expenses after fees waived	0.11%	[6,7]	0.11%	0.08%

Net investment income	0.05%	[6,7]	0.09%	0.11%

Supplemental Data
Net assets, end of period (000)	—	[1]	$5,663	$10,496

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011 and during the years ended December 31, 2012, December 31, 2013 and the six months ended June 30, 2014.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total Investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001		0.0002		0.0003	0.0008
Dividends from net investment income	—		(0.0000)[2,3]		(0.0001)[2]		(0.0002)[2]		(0.0003)[2]	(0.0008)[2]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.01%		0.02%		0.03%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.29%	[7,8]	0.27%	[8]	0.37%	[9]	0.30%	[10]	0.29%	0.25%

Total expenses after fees waived	0.05%	[7,8]	0.09%	[8]	0.16%	[9]	0.10%	[10]	0.13%	0.09%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.01%	[9]	0.00%	[10]	0.03%	0.08%

Supplemental Data
Net assets, end of period (000)	$7,183		$6,700		$16,655		$8,973		$17,263	$69,139

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.20%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.23%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Six Months Ended June 30, 2014 (Unaudited)[1]		Period July 1, 2013 to July 17, 2013[2]		Period June 4, 2013 to July 16, 2013[2]		Period January 1, 2011 to December 14, 2011[3]		Period January 1, 2010 to March 14, 2010[4]		Period February 4, 2009[5] to December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[6]	0.0000	[6]	0.0000	[6]	0.0002		0.0002		0.0009
Dividends from net investment income	(0.0000)[7]		—	[8]	(0.0000)[7,8]		(0.0002)[8]		(0.0002)[8]		(0.0009)[8]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Investment Return[9,10]
Based on net asset value	0.00%	[11]	0.00%		0.00%		0.02%	[11]	0.02%		0.09%

Ratios to Average Net Assets[12,13]
Total expenses	0.08%		0.09%		0.07%		0.10%		0.12%		0.12%

Total expenses after fees waived	0.05%		0.04%		0.05%		0.09%		0.02%		0.07%

Net investment income	0.00%		0.00%		0.00%		0.08%		0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	—	[2]	—	[3]	—	[4]	$563,288

[1]

There were no SL Agency Shares outstanding, except from January 1, 2014 through January 5, 2014, January 10, 2014 through January 13, 2014, January 15, 2014 through January 21, 2014, March 13, 2014 through March 30, 2014 and June 3, 2014 through June 22, 2014, during the six months ended June 30, 2014.

[2]	There were no SL Agency Shares outstanding, except from July 1, 2013 through July 17, 2013 and June 4, 2013 through June 16, 2013, during the year ended December 31, 2013.

[3]

There were no SL Agency Shares outstanding, except from December 2, 2011 through December 14, 2011 and January 1, 2011 through March 30, 2011, during the years ended December 31, 2011 and December 31, 2012.

[4]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[5]	Commencement of operations.

[6]	Amount is less than $0.00005 per share.

[7]	Amount is greater than $(0.00005) per share.

[8]	Determined in accordance with federal income tax regulations.

[9]	Where applicable, assumes the reinvestment of dividends and distributions.

[10]	Aggregate total Investment return.

[11]	The total investment return does not include the periods when no shares were outstanding.

[12]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which include gross expenses.

[13]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	13

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0002		0.0002	0.0008
Dividends from net investment income	—		(0.0000)[2,3]		(0.0000)[2,3]		(0.0002)[2]		(0.0002)[2]	(0.0008)[2]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.00%		0.02%		0.02%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.53%	[7,8]	0.50%	[9]	0.62%	[10]	0.54%	[11]	0.53%	0.48%

Total expenses after fees waived	0.05%	[7,8]	0.08%	[9]	0.17%	[10]	0.10%	[11]	0.15%	0.09%

Net investment income	0.00%	[7,8]	0.00%	[9]	0.00%	[10]	0.00%	[11]	0.03%	0.08%

Supplemental Data
Net assets, end of period (000)	$3,396		$2,758		$945		$1,370		$3,532	$13,462

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.21%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.22%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.25%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0005		0.0012		0.0008		0.0012	0.0033
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0005		0.0012		0.0008		0.0012	0.0033

Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0005)[3]		(0.0012)[3]		(0.0008)[3]		(0.0012)[3]	(0.0033)[3]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0000)		(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0033)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.05%		0.12%		0.08%		0.12%	0.33%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.25%	0.25%

Total expenses after fees waived	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.22%	0.22%

Net investment income	0.00%	[7,8]	0.04%	[8]	0.12%	[8]	0.07%	[8]	0.11%	0.35%

Supplemental Data
Net assets, end of period (000)	$7,999		$9,166		$11,003		$9,167		$59,237	$72,949

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	15

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0018		0.0041
Dividends from net investment income[2]	(0.0018)		(0.0041)

Net asset value, end of period	$1.00		$1.00

Total Investment Return[3]
Based on net asset value	0.18%	[4]	0.41%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6,7]	0.17%

Total expenses after fees waived	0.14%	[6,7]	0.14%

Net investment income	0.18%	[6,7]	0.33%

Supplemental Data
Net assets, end of period (000)	—	[1]	$277,382

[1]

There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013 and during the six month period ended June 30, 2014.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0005		0.0015		0.0022		0.0018		0.0022	0.0043
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0005		0.0015		0.0022		0.0018		0.0022	0.0043

Dividends and distributions from:
Net investment income	(0.0005)		(0.0015)[2]		(0.0022)[2]		(0.0018)[2]		(0.0022)[2]	(0.0043)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0005)		(0.0015)		(0.0022)		(0.0018)		(0.0022)	(0.0043)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.05%	[5]	0.15%		0.22%		0.18%		0.22%	0.43%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.15%	0.15%

Total expenses after fees waived	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%	0.12%

Net investment income	0.10%	[7,8]	0.14%	[8]	0.22%	[8]	0.17%	[8]	0.22%	0.78%

Supplemental Data
Net assets, end of period (000)	$2,033,165		$2,802,911		$1,211,912		$1,089,872		$1,076,268	$973,221

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period October 12, 2012 to October 17, 2012[1]		Period January 1, 2010 to November 11, 2010[2]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0000	[3]	0.0003		0.0038
Dividends from net investment income[4]	(0.0000)[5]		(0.0003)		(0.0038)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.38%

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]	0.20%

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]	0.17%

Net investment income	0.19%	[9,10]	0.10%	[9,10]	0.48%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$97,513

[1]

There were no Premium Shares outstanding during the fiscal years ended December 31, 2012 and December 31, 2013 and six month period ended June 30, 2014, except for the period from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010 and the year ended December 31, 2009, which include gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0007		0.0014		0.0010		0.0014	0.0035
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0007		0.0014		0.0010		0.0014	0.0035

Dividends and distributions from:
Net investment income	(0.0001)		(0.0007)[2]		(0.0014)[2]		(0.0010)[2]		(0.0014)[2]	(0.0035)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0007)		(0.0014)		(0.0010)		(0.0014)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%	[5]	0.07%		0.14%		0.10%		0.14%	0.35%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.25%	0.23%

Total expenses after fees waived	0.20%	[7,8]	0.20%	[8]	0.20%	[8]	0.20%	[8]	0.20%	0.20%

Net investment income	0.03%	[7,8]	0.06%	[8]	0.14%	[8]	0.09%	[8]	0.13%	0.57%

Supplemental Data
Net assets, end of period (000)	$109,000		$4,324		$11,459		$44,788		$29,944	$23,204

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,							Period February 4, 2009[1] to December 31, 2009
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0007		0.0018		0.0025		0.0021		0.0025	0.0035
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0007		0.0018		0.0025		0.0021		0.0025	0.0035

Dividends and distributions from:
Net investment income	(0.0007)		(0.0018)[3]		(0.0025)[3]		(0.0021)[3]		(0.0025)[3]	(0.0035)[3]
Net realized gain	—		(0.0000)[3,4]		—		—		—	—

Total dividends and distributions	(0.0007)		(0.0018)		(0.0025)		(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.07%	[6]	0.18%		0.25%		0.21%		0.25%	0.36%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.09%	[8,9]	0.09%	[9]	0.09%	[9]	0.09%	[9]	0.12%	0.12%	[8]

Total expenses after fees waived	0.09%	[8,9]	0.09%	[9]	0.09%	[9]	0.09%	[9]	0.09%	0.09%	[8]

Net investment income	0.13%	[8,9]	0.25%	[9]	0.25%	[9]	0.20%	[9]	0.24%	0.38%	[8]

Supplemental Data
Net assets, end of period (000)	$36,022,376		$37,867,084		$33,350,562		$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the fiscal year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Annualized

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0001		0.0000	[1]	0.0001		0.0001	0.0018
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0001		0.0001	0.0018

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0000)[2,3]		(0.0001)[2]		(0.0001)[2]	(0.0018)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0000)		(0.0001)		(0.0001)	(0.0018)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.00%		0.01%		0.01%	0.18%

Ratios to Average Net Assets[6]
Total expenses	0.45%	[7,8]	0.45%	[8]	0.45%	[8]	0.45%	[8]	0.48%	0.48%

Total expenses after fees waived	0.22%	[7,8]	0.28%	[8]	0.34%	[8]	0.29%	[8]	0.31%	0.40%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.00%	[8]	0.00%	[8]	0.01%	0.22%

Supplemental Data
Net assets, end of period (000)	$439		$547		$8,215		$10,640		$7,776	$19,713

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	21

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0003		0.0011		0.0018		0.0014		0.0018	0.0030
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0003		0.0011		0.0018		0.0014		0.0018	0.0030

Dividends and distributions from:
Net investment income	(0.0003)		(0.0011)[2]		(0.0018)[2]		(0.0014)[2]		(0.0018)[2]	(0.0030)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0003)		(0.0011)		(0.0018)		(0.0014)		(0.0018)	(0.0030)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.03%	[5]	0.11%		0.18%		0.14%		0.18%	0.30%

Ratios to Average Net Assets[6]
Total expenses	0.14%	[7,8]	0.14%	[7]	0.14%	[7]	0.14%	[7]	0.17%	0.19%

Total expenses after fees waived	0.14%	[7,8]	0.14%	[7]	0.14%	[7]	0.14%	[7]	0.14%	0.16%

Net investment income	0.09%	[7,8]	0.10%	[7]	0.18%	[7]	0.15%	[7]	0.17%	0.27%

Supplemental Data
Net assets, end of period (000)	$1,347,592		$1,472,926		$1,394,794		$456,657		$517,988	$673,375

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0004		0.0013		0.0020		0.0016		0.0020	0.0032
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0004		0.0013		0.0020		0.0016		0.0020	0.0032

Dividends and distributions from:
Net investment income	(0.0004)		(0.0013)[2]		(0.0020)[2]		(0.0016)[2]		(0.0020)[2]	(0.0032)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0004)		(0.0013)		(0.0020)		(0.0016)		(0.0020)	(0.0032)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.04%	[5]	0.13%		0.20%		0.16%		0.20%	0.32%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.12%	[7]	0.12%	[7]	0.12%	[7]	0.15%	0.17%

Total expenses after fees waived	0.12%	[7,8]	0.12%	[7]	0.12%	[7]	0.12%	[7]	0.12%	0.14%

Net investment income	0.08%	[7,8]	0.12%	[7]	0.20%	[7]	0.16%	[7]	0.20%	0.39%

Supplemental Data
Net assets, end of period (000)	$5,919,440		$5,269,961		$3,236,082		$2,282,923		$3,570,577	$3,014,591

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0002		0.0008		0.0015		0.0011		0.0015	0.0027
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0002		0.0008		0.0015		0.0011		0.0015	0.0027

Dividends and distributions from:
Net investment income	(0.0002)		(0.0008)[2]		(0.0015)[2]		(0.0011)[2]		(0.0015)[2]	(0.0027)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0002)		(0.0008)		(0.0015)		(0.0011)		(0.0015)	(0.0027)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.02%	[5]	0.08%		0.15%		0.11%		0.15%	0.27%

Ratios to Average Net Assets[6]
Total expenses	0.17%	[7,8]	0.17%	[7]	0.17%	[7]	0.17%	[7]	0.20%	0.23%

Total expenses after fees waived	0.17%	[7,8]	0.17%	[7]	0.17%	[7]	0.17%	[7]	0.17%	0.20%

Net investment income	0.03%	[7,8]	0.07%	[7]	0.16%	[7]	0.11%	[7]	0.14%	0.34%

Supplemental Data
Net assets, end of period (000)	$1,194,405		$4,669,369		$3,481,506		$1,460,178		$1,232,743	$1,817,088

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0005		0.0012		0.0008		0.0012	0.0024
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0005		0.0012		0.0008		0.0012	0.0024

Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0005)[3]		(0.0012)[3]		(0.0008)[3]		(0.0012)[3]	(0.0024)[3]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	(0.0000)		(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0024)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.05%		0.12%		0.09%		0.12%	0.24%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[7]	0.22%	[7]	0.22%	[7]	0.25%	0.27%

Total expenses after fees waived	0.20%	[7,8]	0.20%	[7]	0.20%	[7]	0.20%	[7]	0.20%	0.22%

Net investment income	0.03%	[7,8]	0.04%	[7]	0.12%	[7]	0.08%	[7]	0.12%	0.24%

Supplemental Data
Net assets, end of period (000)	$90		$90		$10,454		$69,779		$80,614	$73,810

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,							Period February 4, 2009[1] to December 31, 2009
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0006		0.0016		0.0023		0.0019		0.0023	0.0028
Net realized gain	—		0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0006		0.0016		0.0023		0.0019		0.0023	0.0028

Dividends and distributions from:
Net investment income	(0.0006)		(0.0016)[3]		(0.0023)[3]		(0.0019)[3]		(0.0023)[3]	(0.0028)[3]
Net realized gain	—		(0.0000)[3,4]		—		—		—	—

Total dividends and distributions	(0.0006)		(0.0016)		(0.0023)		(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.06%	[6]	0.16%		0.23%		0.19%		0.23%	0.28%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.09%	[8,9]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.12%	0.14%	[9]

Total expenses after fees waived	0.09%	[8,9]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	0.11%	[9]

Net investment income	0.11%	[8,9]	0.15%	[8]	0.23%	[8]	0.19%	[8]	0.22%	0.31%	[9]

Supplemental Data
Net assets, end of period (000)	$7,135,135		$5,689,192		$5,877,464		$4,830,517		$3,696,051	$58,600,881

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Annualized

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0001		0.0000	[1]	0.0000	[1]	0.0001	0.0011
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0000		0.0001	0.0011

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0000)[2,3]		(0.0000)[2,3]		(0.0001)[2]	(0.0011)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0000)		(0.0000)		(0.0001)	(0.0011)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.00%		0.00%		0.01%	0.11%

Ratios to Average Net Assets[6]
Total expenses	0.45%	[7,8]	0.45%	[7]	0.45%	[7]	0.45%	[7]	0.48%	0.51%

Total expenses after fees waived	0.20%	[7,8]	0.24%	[7]	0.32%	[7]	0.28%	[7]	0.29%	0.36%

Net investment income	0.00%	[7,8]	0.00%	[7]	0.00%	[7]	0.01%	[7]	0.01%	0.09%

Supplemental Data
Net assets, end of period (000)	$6,997		$8,086		$21,702		$29,657		$37,044	$96,349

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	27

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	—		0.0001		0.0002		0.0004		0.0007	0.0008
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0002		0.0004		0.0007	0.0008

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0002)[2]		(0.0004)[2]		(0.0007)[2]	(0.0008)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0002)		(0.0004)		(0.0007)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.02%		0.04%		0.07%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.14%	[7,8]	0.14%	[9]	0.14%	[9]	0.14%	[8]	0.17%	0.17%

Total expenses after fees waived	0.06%	[7,8]	0.12%	[9]	0.13%	[9]	0.10%	[8]	0.12%	0.08%

Net investment income	0.00%	[7,8]	0.00%	[9]	0.02%	[9]	0.01%	[8]	0.06%	0.07%

Supplemental Data
Net assets, end of period (000)	$312		$715		$273,121		$18,370		$139,657	$32,419

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	—		0.0001		0.0002		0.0004		0.0009	0.0008
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0002		0.0004		0.0009	0.0008

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0002)[2]		(0.0004)[2]		(0.0009)[2]	(0.0008)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0002)		(0.0004)		(0.0009)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.02%		0.04%		0.09%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.17%	[7,8]	0.12%	[9]	0.12%	[9]	0.12%	[8]	0.16%	0.12%

Total expenses after fees waived	0.07%	[7,8]	0.10%	[9]	0.11%	[9]	0.11%	[8]	0.11%	0.04%

Net investment income	0.00%	[7,8]	0.01%	[9]	0.02%	[9]	0.03%	[8]	0.08%	0.09%

Supplemental Data
Net assets, end of period (000)	$4		$4		$4		$8,941		$124,791	$30,011

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period December 20, 2012[1]		Period January 1, 2010 to July 26, 2010[2]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0000	[3]	0.0003		0.0007
Net realized gain	0.0000	[3]	—		—

Net increase from investment operations	0.0000		0.0003		0.0007

Dividends and distributions from:[4]
Net investment income	(0.0000)[5]		(0.0003)		(0.0007)
Net realized gain	(0.0000)[5]		—		—

Total dividends and distributions	(0.0000)		(0.0003)		(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.08%

Ratios to Average Net Assets[8]
Total expenses	0.00%	[9,10]	0.20%	[9,10]	0.19%

Total expenses after fees waived	0.00%	[9,10]	0.11%	[9,10]	0.08%

Net investment income	0.00%	[9,10]	0.05%	[9,10]	0.09%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$2,542

[1]	There were no Premium Shares outstanding during the fiscal years ended December 31, 2012 and December 31, 2013 and during the six month period ended June 30, 2014, except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010 and the year ended December 31, 2009, which include gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	—		0.0001		0.0000	[1]	0.0003		0.0003	0.0007
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0003	0.0007

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0000)[2]		(0.0003)[2]		(0.0003)[2]	(0.0007)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0000)		(0.0003)		(0.0003)	(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.00%		0.03%		0.03%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.21%	[7,8]	0.21%	[8]	0.22%	[9]	0.21%	[8]	0.25%	0.25%

Total expenses after fees waived	0.06%	[7,8]	0.09%	[8]	0.15%	[9]	0.08%	[8]	0.12%	0.08%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.00%	[9]	0.00%	[8]	0.04%	0.08%

Supplemental Data
Net assets, end of period (000)	$10,770		$10,398		$10,543		$13,119		$288	$4,815

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,							Period February 4, 2009[1] to December 31, 2009
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	—		0.0002		0.0006		0.0005		0.0011	0.0008
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0000		0.0002		0.0006		0.0005		0.0011	0.0008

Dividends and distributions from:
Net investment income	—		(0.0002)[3]		(0.0006)[3]		(0.0005)[3]		(0.0011)[3]	(0.0008)[3]
Net realized gain	—		(0.0000)[3,4]		—		—		—	—

Total dividends and distributions	—		(0.0002)		(0.0006)		(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.00%	[6]	0.02%		0.06%		0.05%		0.12%	0.09%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.08%	[8,9]	0.08%	[9]	0.09%	[10]	0.09%	[9]	0.13%	0.12%	[8]

Total expenses after fees waived	0.06%	[8,9]	0.07%	[9]	0.09%	[10]	0.08%	[9]	0.08%	0.07%	[8]

Net investment income	0.00%	[8,9]	0.01%	[9]	0.06%	[10]	0.03%	[9]	0.11%	0.08%	[8]

Supplemental Data
Net assets, end of period (000)	$5,524,890		$1,548,187		$1,525,904		$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Annualized

[9]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.04%.

[10]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.03%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	—		0.0001		0.0000	[1]	0.0003		0.0002	0.0007
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0002	0.0007

Dividends and distributions from:
Net investment income	—		(0.0001)[2]		(0.0000)[2]		(0.0003)[2]		(0.0002)[2]	(0.0007)[2]
Net realized gain	—		(0.0000)[2,3]		—		—		—	—

Total dividends and distributions	—		(0.0001)		(0.0000)		(0.0003)		(0.0002)	(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.00%		0.03%		0.02%	0.08%

Ratios to Average Net Assets[6]
Total expenses	0.44%	[7,8]	0.44%	[8]	0.45%	[9]	0.45%	[8]	0.48%	0.47%

Total expenses after fees waived	0.06%	[7,8]	0.09%	[8]	0.15%	[9]	0.10%	[8]	0.16%	0.08%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.00%	[9]	0.00%	[8]	0.02%	0.08%

Supplemental Data
Net assets, end of period (000)	$23,695		$25,914		$15,407		$23,597		$12,999	$55,618

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	33

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at June 30, 2014 was 100% for Government, 97.9% for Institutional, 92.9% for Prime and 82.0% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. As such, the financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury also offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees to which the classes are subject. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trust:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It is each Fund’s policy to fair value its financial instruments at market value. Each Fund records its investment in the corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions,

34	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	0.05%	N/A	N/A
Capital	N/A	0.07%[1]	0.07%	0.07%
Institutional	0.05%[1]	0.05%	0.05%	0.05%
Premium	N/A	0.10%[1]	0.10%	0.10%[1]
Select	0.15%	0.15%	0.15%	0.15%
SL Agency	0.02%[1]	0.02%	0.02%	0.02%
Trust	0.38%	0.38%	0.38%	0.38%

[1]	There were no shares outstanding as of June 30, 2014.

For the six months ended June 30, 2014, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$2,060	N/A	N/A
Capital	N/A	N/A	$303,151	$266
Institutional	—	$607,343	$1,406,034	$2
Premium	N/A	N/A	$915,638	—
Select	$5,173	$267	$668	$8,007
SL Agency	$7,673	$4,202,132	$653,290	$161,862
Trust	$5,751	$975	$13,747	$46,968

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2015. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2015. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BAL has voluntarily agreed to waive administration fees to enable each Fund to maintain minimum levels of daily net investment income. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BAL may discontinue the waiver at any time.

For the six months ended June 30, 2014, BAL waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$14	N/A	N/A
Capital	N/A	—	—	$264
Institutional	—	—	—	$2
Premium	N/A	—	—	—
Select	$5,163	$36	$95	$7,915
SL Agency	$7,445	—	—	$150,146
Trust	$5,748	$583	$8,937	$46,755

As of June 30, 2014, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BAL, or an affiliate provides investment advisory or administration services, or (ii) BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adopted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

BLACKROCK FUNDS III	JUNE 30, 2014	35

Notes to Financial Statements (continued)	BlackRock Funds III

4. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

Government	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Select
Shares sold	9,757,635	36,617,364
Shares issued in reinvestment of dividends	—	17
Shares redeemed	(9,274,455)	(46,571,967)

Net increase (decrease)	483,180	(9,954,586)

SL Agency
Shares sold	2,548,016,803	1,181,231,625
Shares issued in reinvestment of dividends	23	75
Shares redeemed	(2,548,016,826)	(1,181,231,700)

Net increase (decrease)	—	—

Trust
Shares sold	2,854,558	7,857,226
Shares issued in reinvestment of dividends	—	1
Shares redeemed	(2,216,473)	(6,044,357)

Net increase	638,085	1,812,870

Total Net Increase (Decrease)	1,121,265	(8,141,716)

Institutional
Aon Captives
Shares sold	83	3,789
Shares issued in reinvestment of dividends	7	638
Shares redeemed	(1,168,184)	(1,839,786)

Net decrease	(1,168,094)	(1,835,359)

Premium
Shares sold	—	—
Shares issued in reinvestment of dividends	—	—
Shares redeemed	—	—

Net increase (decrease)	—	—

Institutional
Shares sold	11,529,731,688	20,888,926,098
Shares issued in reinvestment of dividends	846,453	3,726,894
Shares redeemed	(12,300,423,412)	(19,301,551,219)

Net increase (decrease)	(769,845,271)	1,591,101,773

36	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

Institutional (concluded)	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Select
Shares sold	59,051	7,547,612
Shares issued in reinvestment of dividends	46	2,542
Shares redeemed	(4,274,229)	(14,685,554)

Net decrease	(4,215,132)	(7,135,400)

SL Agency
Shares sold	40,022,983,371	94,394,053,374
Shares issued in reinvestment of dividends	4,731	661
Shares redeemed	(41,869,538,637)	(89,877,412,805)

Net increase (decrease)	(1,846,550,535)	4,516,641,230

Trust
Shares sold	475,802	1,185,699
Shares issued in reinvestment of dividends	—	63
Shares redeemed	(583,001)	(8,854,744)

Net decrease	(107,199)	(7,668,982)

Total Net Increase (Decrease)	(2,621,886,231)	6,091,103,262

Prime
Capital
Shares sold	7,922,112,691	28,341,001,132
Shares issued in reinvestment of dividends	199,996	750,392
Shares redeemed	(8,047,684,774)	(28,263,633,216)

Net increase (decrease)	(125,372,087)	78,118,308

Institutional
Shares sold	39,497,944,540	43,747,600,396
Shares issued in reinvestment of dividends	834,911	1,976,183
Shares redeemed	(38,849,487,042)	(41,715,898,683)

Net increase	649,292,409	2,033,677,896

Premium
Shares sold	5,158,069,141	26,893,853,413
Shares issued in reinvestment of dividends	196,873	845,551
Shares redeemed	(8,633,228,319)	(25,706,683,546)

Net increase (decrease)	(3,474,962,305)	1,188,015,418

Select
Shares sold	88,119,454	309,691,200
Shares issued in reinvestment of dividends	18	3,782
Shares redeemed	(88,119,472)	(320,058,938)

Net decrease	—	(10,363,956)

SL Agency
Shares sold	3,526,156,919	6,019,269,244
Shares issued in reinvestment of dividends	17	188
Shares redeemed	(2,080,443,959)	(6,207,632,067)

Net increase (decrease)	1,445,712,977	(188,362,635)

Trust
Shares sold	772,063	11,023,331
Shares issued in reinvestment of dividends	—	1,046
Shares redeemed	(1,860,973)	(24,641,122)

Net decrease	(1,088,910)	(13,616,745)

Total Net Increase (Decrease)	(1,506,417,916)	3,087,468,286

BLACKROCK FUNDS III	JUNE 30, 2014	37

Notes to Financial Statements (concluded)	BlackRock Funds III

Treasury	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Capital
Shares sold	9,020,422	374,248,441
Shares issued in reinvestment of dividends	—	2,088
Shares redeemed	(9,423,276)	(646,660,567)

Net decrease	(402,854)	(272,410,038)

Institutional
Shares sold	—	45,000,000
Shares issued in reinvestment of dividends	—	344
Shares redeemed	—	(45,000,344)

Net increase (decrease)	—	—

Select
Shares sold	55,034,433	32,535,021
Shares issued in reinvestment of dividends	—	1,143
Shares redeemed	(54,662,086)	(32,684,337)

Net increase (decrease)	372,347	(148,173)

SL Agency
Shares sold	26,841,237,718	50,235,417,155
Shares issued in reinvestment of dividends	—	14,904
Shares redeemed	(22,864,572,158)	(50,213,111,304)

Net increase	3,976,665,560	22,320,755

Trust
Shares sold	13,416,919	38,558,851
Shares issued in reinvestment of dividends	—	2,827
Shares redeemed	(15,635,451)	(28,055,613)

Net increase (decrease)	(2,218,532)	10,506,065

Total Net Increase (Decrease)	3,974,416,521	(239,731,391)

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

38	BLACKROCK FUNDS III	JUNE 30, 2014

Master Portfolio Information as of June 30, 2014	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	34%
Certificates of Deposit	31
Repurchase Agreements	24
Time Deposits	6
U.S. Government Sponsored Agency Obligations	2
Corporate Notes	2
Other Assets Less Liabilities	1

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	43%
Commercial Paper	25
Repurchase Agreements	23
Time Deposits	3
U.S. Government Sponsored Agency Obligations	3
Corporate Notes	1
U.S. Treasury Obligations	1
Other Assets Less Liabilities	1

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	51%
U.S. Treasury Obligations	18
Other Assets Less Liabilities	31

Total	100%

BLACKROCK FUNDS III	JUNE 30, 2014	39

Schedule of Investments June 30, 2014 (Unaudited)	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,002, collateralized by a U.S. Treasury Obligation, 1.63%, due 6/30/19, original par and fair values of $1,020,800 and $1,020,003, respectively)	$1,000	$1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,020,003)		1,000,000
BNP Paribas Securities Corp., 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,500,004, collateralized by Various U.S. Treasury Obligations, 0.00% to 4.50%, due 7/31/14 to 1/31/20, original par and fair value of $1,475,300 and $1,530,101, respectively)	1,500	1,500,000
Total Value of BNP Paribas Securities Corp. (collateral value of $1,530,101)		1,500,000
Citigroup Global Markets, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,500,003, collateralized by a U.S. Treasury Obligation, 1.38%, due 2/15/44, original par and fair value of $1,369,400 and $1,530,039, respectively)	1,500	1,500,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $1,530,039)		1,500,000
Deutsche Bank Securities, Inc., 0.15%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,004, collateralized by a U.S. Government Agency Obligation, 0.65%, due 9/26/16, original par and fair value of $1,020,000, and $1,020,018, respectively)	1,000	1,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $1,020,018)		1,000,000
Goldman Sachs & Co., 0.10%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,003, collateralized by Various U.S. Government Agency Obligations, 6.10% to 6.65%, due 6/16/43 to 6/16/44, original par and fair value of $5,644,910 and $1,070,000, respectively)	1,000	1,000,000
Total Value of Goldman Sachs & Co. (collateral value of $1,070,000)		1,000,000
HSBC Securities (USA) Inc., 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,605,003, collateralized by a U.S. Treasury Obligation, 2.63%, due 4/30/18, original par and fair value of $1,550,000 and $1,637,158, respectively)	$1,605	$1,605,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $1,637,158)		1,605,000
Morgan Stanley & Co. LLC, 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,003, collateralized by Various U.S. Treasury Obligations, 0.00% to 2.75%, due 11/30/16 to 2/15/43, original par and fair value of $2,118,926 and $1,020,068, respectively)	1,000	1,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $1,020,068)		1,000,000
SG Americas Securities LLC, 0.08%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,002, collateralized by Various U.S. Treasury Obligations, 0.50% to 8.13%, due 8/15/14 to 8/15/19, original par and fair value of $1,017,700, and $1,020,110, respectively)	1,000	1,000,000
Total Value of SG Americas Securities LLC (collateral value of $1,020,110)		1,000,000
TD Securities (USA) LLC, 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $1,000,003, collateralized by a U.S. Treasury Obligation, 2.13%, due 6/30/21, original par and fair value of $1,021,000, and $1,020,043, respectively)	1,000	1,000,000
Total Value of TD Securities (USA) LLC (collateral value of $1,020,043)		1,000,000
Total Investments (Cost — $10,605,000*) — 100.2%		10,605,000
Liabilities in Excess of Other Assets — (0.2)%		(19,881)

Net Assets — 100.0%		$10,585,119

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	Government Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$10,605,000	—	$10,605,000
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, cash of $314 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	41

Schedule of Investments June 30, 2014	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a) — 42.5%
Australia & New Zealand Banking Group Ltd., 0.22%, 2/25/15 (b)	$137,000	$137,000,000
Bank of America N.A.:
0.25%, 9/02/14	200,000	200,000,000
0.25%, 12/15/14	200,000	200,000,000
Bank of Montreal, Chicago (b):
0.22%, 9/05/14	100,000	100,000,000
0.22%, 10/09/14	100,000	100,000,000
0.22%, 10/21/14	200,000	200,000,000
0.19%, 12/08/14	75,000	75,000,000
0.20%, 12/15/14	150,000	150,000,000
0.22%, 1/08/15	177,000	177,019,574
0.22%, 2/20/15	110,000	110,000,000
0.24%, 7/06/15	100,000	100,005,678
Bank of Nova Scotia, Houston (b):
0.29%, 8/08/14	185,000	185,000,000
0.20%, 1/06/15	150,000	150,000,000
0.39%, 11/10/14	142,700	142,781,739
0.27%, 11/18/14	200,000	200,000,000
0.28%, 11/25/14	75,000	74,999,916
0.28%, 12/05/14	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.25%, 7/11/14	50,000	50,000,000
0.20%, 8/06/14	150,000	150,000,000
BNP Paribas SA, New York:
0.09%, 7/01/14	500,000	500,000,000
0.30%, 8/04/14	200,000	200,000,000
0.29%, 8/25/14 (b)	200,000	200,000,000
0.29%, 9/05/14 (b)	252,000	252,000,000
0.29%, 9/18/14	150,000	150,000,000
0.29%, 10/10/14	200,000	200,000,000
Canadian Imperial Bank of Commerce, New York (b):
0.29%, 12/01/14	553,015	553,015,000
0.22%, 6/17/15	75,000	75,000,000
Credit Industriel et Commercial, New York:
0.25%, 7/15/14	75,000	75,000,000
0.25%, 7/16/14	155,000	155,000,000
0.32%, 10/14/14	152,250	152,250,000
0.32%, 11/03/14	100,000	100,000,000
0.32%, 11/17/14	72,000	72,000,000
Deutsche Bank AG, New York (b):
0.32%, 8/22/14	207,000	207,000,000
0.29%, 10/24/14	180,000	180,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.25%, 7/07/14	275,000	275,000,000
0.26%, 9/10/14	500,000	500,000,000
0.25%, 10/08/14	100,000	100,000,000
Mizuho Bank Ltd., New York:
0.25%, 8/29/14	200,000	200,000,000
0.25%, 10/14/14	300,000	300,000,000
0.25%, 10/15/14	95,300	95,300,000
0.25%, 10/21/14	250,000	250,000,000
0.25%, 10/24/14	100,000	99,999,993
0.25%, 11/06/14	150,000	150,000,000
National Australia Bank Ltd., New York (b):
0.24%, 8/08/14	250,000	250,001,218
0.22%, 8/13/14	190,000	190,000,000
0.23%, 8/14/14	165,000	165,001,940
0.22%, 10/23/14	340,000	340,000,013
National Bank of Canada, New York (b):
0.30%, 9/08/14	244,900	244,900,000
0.22%, 12/20/14	218,500	218,500,000
0.25%, 3/24/15	265,000	265,000,000
Certificates of Deposit	Par (000)	Value
Yankee (a) (concluded)
Natixis, New York:
0.25%, 7/31/14	$304,450	$304,450,000
0.27%, 9/08/14 (b)	206,200	206,196,123
Nordea Bank Finland PLC, New York:
0.21%, 10/10/14	200,000	199,997,197
0.24%, 2/17/15	150,000	150,000,000
Norinchukin Bank, New York:
0.10%, 7/01/14	280,000	280,000,000
0.10%, 7/02/14	290,000	290,000,000
Oversea-Chinese Banking Corp. Ltd., New York, 0.25%, 11/07/14	100,000	100,000,000
Rabobank Nederland, New York (b):
0.24%, 11/14/14	225,000	225,000,000
0.28%, 3/17/15	511,000	511,000,000
0.28%, 6/12/15	279,000	279,000,000
Royal Bank of Canada, New York:
0.27%, 10/31/14 (b)	150,000	150,000,000
0.27%, 1/15/15 (b)	75,000	75,000,000
0.27%, 1/21/15 (b)	82,500	82,500,000
0.23%, 3/13/15 (b)	300,000	300,000,000
0.27%, 3/23/15 (b)	200,000	200,000,000
Skandinaviska Enskilda Bankem, New York, 0.26%, 9/05/14	150,000	149,999,997
Societe Generale, NY, 0.33%, 9/19/14 (b)	225,000	225,000,000
Sumitomo Mitsui Banking Corp., New York:
0.25%, 7/16/14	200,000	200,000,000
0.25%, 8/25/14	175,000	175,000,000
0.25%, 9/10/14	400,000	400,000,000
0.25%, 12/09/14	200,000	200,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
0.25%, 7/02/14	200,000	200,000,000
0.26%, 8/21/14	200,000	200,000,000
0.21%, 9/02/14	250,000	250,000,000
Toronto-Dominion Bank, New York:
0.25%, 8/12/14	235,000	235,000,000
0.26%, 9/05/14	225,000	225,000,000
0.24%, 10/03/14	150,000	150,000,000
0.25%, 10/10/14	100,000	100,000,000
0.25%, 11/06/14	133,000	133,000,000
0.23%, 1/26/15	200,000	200,000,000
UBS AG, Stamford, 0.22%, 3/05/15 (b)	358,000	358,000,000
Wells Fargo Bank NA (b):
0.22%, 12/04/14	150,000	150,000,000
0.27%, 2/12/15	100,000	100,000,000
0.27%, 2/17/15	150,000	150,000,000
Total Certificates of Deposit — 42.5%		16,545,918,388

Commercial Paper
ANZ New Zealand International Ltd. (b):
0.24%, 12/04/14	125,000	125,008,101
0.24%, 4/28/15	100,000	100,000,000
0.24%, 5/08/15	75,000	75,000,000
0.24%, 5/12/15 (c)	75,000	75,000,000
Australia & New Zealand Banking Group Ltd. (b):
0.22%, 8/15/14	145,000	145,000,000
0.22%, 3/05/15	91,000	91,000,000
Barclays Bank PLC (d):
0.25%, 7/01/14	50,000	50,000,000
0.25%, 8/12/14	100,000	99,970,833
Bedford Row Funding Corp.:
0.27%, 7/01/14 (d)	37,750	37,750,000
0.30%, 8/13/14 (d)	50,000	49,982,083
0.32%, 1/05/15 (d)	101,650	101,480,132
0.30%, 2/12/15 (d)	85,000	84,839,917
0.25%, 3/12/15 (b)	62,500	62,500,000

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
BNP Paribas Finance, Inc., 0.30%, 9/15/14 (d)	$200,000	$199,873,333
BPCE, 0.29%, 9/02/14 (d)	200,000	199,900,250
Charta LLC, 0.24%, 8/11/14 (d)	50,000	49,986,333
Collateralized Commercial Paper Co. LLC (d):
0.28%, 8/04/14	200,000	199,947,111
0.28%, 9/24/14	100,000	99,933,889
0.26%, 11/03/14	150,000	149,864,583
0.25%, 11/12/14	100,000	99,906,944
0.30%, 1/15/15	200,000	199,670,000
Commonwealth Bank of Australia (b):
0.23%, 9/11/14	150,000	150,000,000
0.23%, 9/22/14	100,000	100,000,000
0.24%, 11/14/14	65,000	65,000,000
0.22%, 3/19/15 (c)	180,000	179,987,423
0.23%, 3/30/15 (c)	150,000	150,000,000
0.23%, 6/15/15 (c)	210,000	210,000,000
Credit Agricole North America, Inc. (d):
0.24%, 9/09/14	100,000	99,954,306
0.24%, 9/10/14	100,000	99,953,653
Credit Suisse, New York (d):
0.28%, 8/04/14	100,000	99,973,556
0.29%, 10/03/14	100,000	99,924,278
0.26%, 10/21/14	175,000	174,858,445
0.29%, 11/17/14	250,000	249,720,069
DBS Bank Ltd.:
0.23%, 8/19/14 (d)	25,000	24,992,174
0.24%, 9/30/14 (b)	100,000	99,996,531
Deutsche Bank Financial LLC, 0.32%, 9/03/14 (d)	100,000	99,943,111
DNB Bank ASA (d):
0.24%, 8/27/14	150,000	149,944,188
0.24%, 9/29/14	200,000	199,880,000
DNB NOR BANK ASA, 0.24%, 10/06/14 (d)	100,000	99,936,681
Gemini Securitization Corp. (d):
0.33%, 10/01/14	175,000	174,852,417
0.31%, 10/27/14	150,000	149,847,583
HSBC Bank PLC (b):
0.26%, 8/06/14	30,000	30,000,000
0.25%, 9/10/14	66,000	66,000,000
0.25%, 9/19/14 (c)	194,000	194,000,000
0.24%, 10/22/14 (c)	75,000	75,000,000
0.25%, 11/19/14	242,500	242,500,000
0.22%, 5/07/15	135,000	135,000,000
0.22%, 5/08/15	66,500	66,500,000
ING (US) Funding LLC (d):
0.24%, 8/20/14	100,000	99,966,667
0.23%, 9/04/14	200,000	199,916,944
0.23%, 9/10/14	100,000	99,954,639
0.23%, 10/01/14	98,800	98,741,928
0.23%, 10/02/14	190,000	189,887,108
Kells Funding LLC (b):
0.23%, 12/12/14 (c)	75,000	74,996,473
0.24%, 1/07/15 (c)	175,000	174,998,380
0.24%, 1/15/15 (c)	100,000	100,000,000
0.23%, 1/27/15 (c)	100,000	99,996,983
0.24%, 3/25/15	100,000	100,000,000
0.23%, 3/27/15 (c)	78,000	78,000,000
0.21%, 4/10/15 (c)	100,000	100,000,000
0.21%, 4/23/15 (c)	105,000	105,000,000
0.21%, 4/23/15 (c)	60,000	60,000,000
National Australia Funding Delaware, Inc., 0.12%, 7/11/14 (d)	5,000	4,999,833
Nederlandse Waterschapsbank NV (b):
0.25%, 7/08/14	100,000	100,000,239
0.27%, 7/28/14	65,000	65,000,974
0.27%, 7/30/14	65,000	65,001,046
0.23%, 10/29/14	50,000	50,000,101
0.23%, 10/31/14	125,000	125,000,000
Nordea Bank AB (d):
0.22%, 10/16/14	$125,000	$124,918,264
0.22%, 10/24/14	100,000	99,928,125
0.22%, 10/29/14	47,500	47,465,167
Northern Pines Funding LLC, 0.31%, 8/11/14 (d)	115,700	115,659,151
Old Line Funding LLC (d):
0.25%, 8/21/14	150,000	149,946,873
0.23%, 9/15/14	42,700	42,679,267
0.22%, 10/15/14	46,000	45,970,202
Rabobank USA Financial Corp., 0.21%, 11/12/14 (d)	4,000	3,996,873
Skandinaviska Enskilda Banken AB (d):
0.26%, 10/10/14	100,000	99,928,458
0.24%, 11/05/14	100,000	99,913,569
0.24%, 12/10/14	100,000	99,894,250
Sumitomo Mitsui Trust Bank Ltd., 0.25%, 10/31/14 (c)(d)	150,000	149,872,917
Svenska Handelsbanken, Inc., New York, 0.22%, 10/01/14 (d)	47,000	46,973,576
Westpac Banking Corp., New York (b)(c):
0.22%, 9/19/14	44,000	43,999,067
0.22%, 9/26/14	150,000	150,000,308
0.22%, 3/13/15	60,000	59,996,197
0.23%, 4/09/15	160,000	160,000,000
0.24%, 4/23/15	300,000	300,000,000
Westpac Securities NZ Ltd., London, 0.25%, 1/29/15 (b)	100,000	100,000,000
Total Commercial Paper — 25.0%		9,716,981,503

Corporate Notes
Bank of Nova Scotia, 3.40%, 1/22/15	75,750	77,037,408
National Australia Bank Ltd., 3.75%, 3/02/15 (c)	22,982	23,508,492
Svenska Handelsbanken AB, 0.28%, 12/15/14 (b)(c)	295,800	295,800,000
Toyota Motor Credit Corp., Medium Term Note:
0.31%, 8/22/14 (b)	86,800	86,812,451
1.25%, 11/17/14	68,800	69,052,718
Wells Fargo Bank NA, 0.51%, 7/20/15 (b)	49,000	49,139,106
Total Corporate Notes — 1.5%		601,350,175

Time Deposits — 3.0%
Natixis, 0.05%, 7/01/14	1,150,000	1,150,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae, 0.25%, 2/04/16 (b)	50,000	50,071,174
Federal Farm Credit Bank (b):
0.13%, 7/17/15	100,000	99,989,417
0.19%, 2/05/16	100,000	99,983,801
0.21%, 2/16/16 - 3/29/16	195,800	195,782,304
0.20%, 2/24/16	79,750	79,804,023
0.22%, 3/30/16	87,800	87,815,467
0.18%, 8/01/16	75,000	74,984,173
Federal Home Loan Bank (b):
0.12%, 6/05/15	100,000	100,000,000
0.13%, 9/08/15	100,000	99,981,954
0.13%, 9/17/15	100,000	99,981,140
0.13%, 5/20/16	90,000	89,973,969
0.13%, 5/27/16	35,000	34,989,875
Total U.S. Government Sponsored Agency Obligations — 2.9%		1,113,357,297

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	43

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bill, 0.11%, 8/14/14 (d)	$200,000	$199,973,111
U.S. Treasury Notes:
0.63%, 7/15/14	20,000	20,004,157
0.50%, 8/15/14	100,000	100,050,306
0.25%, 8/31/14	100,000	100,025,375
Total U.S. Treasury Obligations — 1.1%		420,052,949

Repurchase Agreements
BNP Paribas Securities Corp., 0.13%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $165,275,871, collateralized by various Corporate/Debt Obligations, 0.00% to 7.20%, due 4/21/17 to 4/15/43, original par and fair values of $592,785,196 and $175,188,568, respectively)	165,000	165,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $175,188,568)		165,000,000
Citigroup Global Markets, Inc., 0.38%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $95,464,286, collateralized by a U.S. Government Sponsored Agency Obligation and various U.S. Treasury Obligations, 0.00% to 2.63%, due 8/15/14 to 5/15/42, original par and fair values of $98,081,000 and $96,900,057, respectively)	95,000	95,000,000
Citigroup Global Markets, Inc., 0.10%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $75,000,208, collateralized by various U.S. Treasury Obligations, 1.38% to 4.00%, due 8/15/18 to 1/15/20, original par and fair values of $66,794,900 and $76,500,027, respectively)	75,000	75,000,000
Citigroup Global Markets, Inc., 0.45%, 8/01/14 (Purchased on 3/25/13 to be repurchased at $130,801,858, collateralized by various Corporate/Debt Obligations and various U.S. Government Sponsored Agency Obligations, 0.24% to 9.75%, due 9/15/14 to 12/31/49, original par and fair values of $818,428,088 and $137,270,363, respectively) (e)	130,000	130,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $310,670,447)		300,000,000
Credit Suisse Securities (USA) LLC, 0.48%, 8/04/14 (Purchased on 3/25/13 to be repurchased at $150,994,000, collateralized by various U.S. Government Sponsored Agency Obligations, 2.47% to 3.25%, due 12/16/40 to 10/16/53, original par and fair values of $165,103,075 and $166,500,607, respectively) (e)	150,000	150,000,000
Credit Suisse Securities (USA) LLC, 0.48%, 8/04/14 (Purchased on 3/25/13 to be repurchased at $251,656,667, collateralized by various U.S. Government Sponsored Agency Obligations, 0.90% to 1009%, due 4/25/21 to 9/16/53, original par and fair values of $475,640,200 and $269,174,657, respectively) (e)	250,000	250,000,000
Credit Suisse Securities (USA) LLC, 0.18%, 7/01/14 (Purchased on 5/02/14 to be repurchased at $15,004,500, collateralized by various Corporate/Debt Obligations, 0.00% to 1.19%, due 4/16/26 to 10/06/41, original par and fair values of $150,780,000 and $18,750,532, respectively)	$15,000	$15,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $454,425,796)		415,000,000
Deutsche Bank Securities Inc., 0.36%, 7/07/14 (Purchased on 6/30/14 to be repurchased at $253,017,710, collateralized by various Corporate/Debt Obligations, 2.98% to 12.50%, due 8/15/14 to 12/31/49, original par and fair values of $284,653,568 and $303,078,802, respectively) (e)	253,000	253,000,000
Total Value of Deutsche Bank Securities Inc. (collateral value of $303,078,802)		253,000,000
Federal Reserve Bank of New York, 0.05%, 7/01/14 (Purchased on 06/30/14 to be repurchased at $5,200,007,222, collateralized by various U.S. Treasury Obligations, 3.13% to 3.88%, due 5/15/18 to 2/15/42, original par and fair values of $5,510,917,400 and $5,400,007,599, respectively)	5,200,000	5,200,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $5,400,007,599)		5,200,000,000
Goldman Sachs & Co., 0.15%, 7/03/14 (Purchased on 6/26/14 to be repurchased at $507,014,788, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 6.45%, due 02/15/21 to 12/15/53, original par and fair values of $2,553,373,458 and $542,490,000, respectively)	507,000	507,000,000
Total Value of Goldman Sachs & Co. (collateral value of $542,490,000)		507,000,000
HSBC Securities (USA), Inc., 0.11%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $40,056,589, collateralized by various Corporate/Debt Obligations, 3.50% to 8.38%, due 9/15/16 to 6/15/24, original par and fair values of $40,288,000 and $42,003,997, respectively)	40,000	40,000,000
HSBC Securities (USA) Inc., 0.23%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $95,281,015, collateralized by various Corporate/Debt Obligations and various Municipal Bond Obligations, 0.00% to 10.35%, due 7/01/14 to 6/15/33, original par and fair values of $91,215,000 and $99,727,066, respectively)	95,000	95,000,000
HSBC Securities (USA), Inc., 0.15%, 7/01/14 (Purchased on 1/08/14 to be repurchased at $40,029,000, collateralized by various Corporate/Debt Obligations, 3.50% to 5.75%, due 9/15/16 to 3/15/23, original par and fair values of $41,125,000 and $42,001,712, respectively)	40,000	40,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $183,732,775)		175,000,000

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.38%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $60,293,233, collateralized by various Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.33% to 5.77%, due 9/25/34 to 1/12/45, original par and fair values of $137,274,023 and $72,719,915, respectively)	$60,000	$60,000,000
J.P. Morgan Securities LLC, 0.48%, 9/29/14 (Purchased on 5/23/14 to be repurchased at $200,415,667, collateralized by various Corporate Debt Obligations, 0.00% to 8.88%, due 8/01/14 to 8/01/67, original par and fair values of $193,493,508 and $210,003,737, respectively) (e)	200,000	200,000,000
J.P. Morgan Securities LLC, 0.58%, 9/22/14 (Purchased on 5/23/14 to be repurchased at $200,393,111, collateralized by various Corporate/Debt Obligations, 0.41% to 14.01%, due 6/25/21 to 2/15/51, original par and fair values of $2,440,430,339 and $242,577,697, respectively)	200,000	200,000,000
J.P. Morgan Securities LLC, 0.43%, 8/04/14 (Purchased on 6/12/14 to be repurchased at $150,094,848, collateralized by various Corporate/Debt Obligations, 0.00% to 7.50%, due 7/01/18 to 3/18/51, original par and fair values of $314,219,883 and $160,500,981, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.58%, 9/22/14 (Purchased on 6/23/14 to be repurchased at $300,439,833, collateralized by various Corporate/Debt Obligations, 0.24% to 7.97%, due 2/25/22 to 1/25/47, original par and fair values of $1,151,449,521 and $375,000,883, respectively)	300,000	300,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $1,060,803,213)		910,000,000
RBC Capital Markets LLC, 0.11%, 7/01/14 (Purchased on 3/28/14 to be repurchased at $72,020,900, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 5.38%, due 7/18/14 to 8/20/20, original par and fair values of $72,506,124 and $73,440,000, respectively)	72,000	72,000,000
RBC Capital Markets LLC, 0.46%, 7/16/14, (Purchased on 6/12/14 to be repurchased at $51,002,961, collateralized by various Corporate/Debt Obligations, 0.00% to 5.38%, due 9/14/16 to 6/15/41, original par and fair values of $64,003,072 and $53,550,001, respectively)	51,000	51,000,000
RBC Capital Markets, LLC, 0.10%, 7/01/14, (Purchased on 6/30/14 to be repurchased at $200,000,556, collateralized by various Corporate/Debt Obligations, 0.00% to 11.00%, due 2/05/15 to 5/06/44, original par and fair values of $199,515,541 and $210,000,001, respectively)	200,000	200,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $336,990,002)		323,000,000
SG Americas Securities LLC, 0.27%, 7/01/14 (Purchased on 12/17/13 to be repurchased at $50,073,500, collateralized by various Corporate/Debt Obligations, 0.68% to 9.25%, due 3/01/15 to 10/01/77, original par and fair values of $57,273,544 and $56,209,915, respectively)	$50,000	$50,000,000
Total Value of SG Americas Securities LLC (collateral value of $56,209,915)		50,000,000
Wells Fargo Securities, LLC, 0.18%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $320,740,800, collateralized by various Corporate/Debt Obligations, 0.02% to 5.99%, due 11/06/17 to 12/10/49, original par and fair values of $2,474,830,242 and $336,021,858, respectively)	320,000	320,000,000
Wells Fargo Securities, LLC, 0.46%, 7/15/14, (Purchased on 4/14/14 to be repurchased at $93,124,344, collateralized by various Corporate/Debt Obligations, 1.97% to 8.70%, due 9/23/14 to 4/29/24, original par and fair values of $91,883,810 and $95,805,451, respectively)	93,015	93,015,000
Wells Fargo Securities, LLC, 0.37%, 8/15/14, (Purchased on 5/07/14 to be repurchased at $183,169,275, collateralized by various Corporate/Debt Obligations, 1.75% to 10.50%, due 9/15/14 to 6/15/68, original par and fair values of $156,189,772 and $192,150,001, respectively)	183,000	183,000,000
Wells Fargo Securities, LLC, 0.38%, 5/07/15, (Purchased on 5/08/14 to be repurchased at $135,518,700, collateralized by various Corporate/Debt Obligations, 3.50% to 8.63%, due 6/15/15 to 3/15/44, original par and fair values of $131,100,479 and $141,750,001, respectively)	135,000	135,000,000
Wells Fargo Securities, LLC, 0.48%, 7/15/14, (Purchased on 5/13/14 to be repurchased at $88,073,920, collateralized by various Corporate/Debt Obligations, 2.15% to 7.75%, due 7/15/14 to 5/28/48, original par and fair values of $88,681,605 and $92,400,000, respectively)	88,000	88,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $858,127,311)		819,015,000
Total Repurchase Agreements — 23.4%		9,117,015,000
Total Investments (Cost — $38,664,675,312*) — 99.4%		38,664,675,312
Other Assets Less Liabilities — 0.6%		231,081,017

Net Assets — 100.0%		$38,895,756,329

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	45

Schedule of Investments (concluded)	Money Market Master Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$38,664,675,312	—	$38,664,675,312
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, cash of $222,755,826 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a)
Australia & New Zealand Banking Group Ltd, 0.22%, 3/09/15 (b)	$100,000	$99,996,498
Bank of Montreal, Chicago:
0.22%, 8/14/14	127,500	127,500,000
0.22%, 9/05/14 (b)	50,000	50,000,000
0.22%, 10/09/14 (b)	50,000	50,000,000
0.19%, 12/08/14 (b)	75,000	75,000,000
0.20%, 12/15/14 (b)	50,000	50,000,000
0.22%, 1/08/15 (b)	40,000	40,004,423
0.22%, 2/20/15 (b)	40,000	40,000,000
Bank of Nova Scotia, Houston:
0.29%, 8/08/14 (b)	65,000	65,000,000
0.20%, 11/06/14 (b)	50,000	50,000,000
0.24%, 2/17/15	100,000	100,000,000
0.23%, 3/03/15	100,000	100,000,000
0.24%, 3/19/15	110,000	110,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.20%, 8/06/14	50,000	50,000,000
BNP Paribas SA, NY:
0.09%, 7/01/14	300,000	300,000,000
0.26%, 10/02/14	100,000	100,000,000
Canadian Imperial Bank of Commerce, New York:
0.31%, 10/01/14	162,470	162,470,000
0.22%, 2/09/15	100,000	99,999,961
0.22%, 6/17/15	75,000	75,000,000
Credit Industriel Et Commercial, New York:
0.25%, 7/16/14	150,000	150,000,000
0.32%, 10/14/14	53,000	53,000,000
0.32%, 11/17/14	25,000	25,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
1.00%, 7/08/14	100,000	100,000,000
0.25%, 8/06/14	100,000	100,000,000
0.26%, 9/10/14	50,000	50,000,000
0.25%, 10/08/14	50,000	50,000,000
Mizuho Bank Ltd., New York:
0.20%, 7/10/14	75,000	75,000,000
0.21%, 8/21/14	100,000	100,000,000
0.23%, 11/03/14	50,000	50,000,000
National Australia Bank Ltd., New York, 0.24%, 8/08/14 (b)	50,000	50,000,000
National Bank of Canada, New York:
0.26%, 12/19/14	28,750	28,750,000
0.22%, 12/20/14 (b)	60,000	60,000,000
0.26%, 12/24/14 (b)	70,000	70,000,000
Natixis, New York:
0.25%, 7/31/14	75,000	75,000,000
0.27%, 9/08/14 (b)	70,000	69,998,684
Nordea Bank FLD PLC, 0.21%, 10/10/14	86,450	86,448,788
Norinchukin Bank, New York:
0.10%, 7/01/14 (b)	105,000	105,000,000
0.10%, 7/02/14	110,000	110,000,000
Oversea-Chinese Banking Corp. Ltd., New York, 0.23%, 9/02/14	50,000	49,999,563
Rabobank Nederland, New York:
0.25%, 7/15/14	100,000	100,000,000
0.27%, 7/23/14	75,000	75,000,000
0.24%, 11/14/14	75,000	75,000,000
0.35%, 1/12/15	15,000	15,000,000
0.28%, 6/12/15	50,000	50,000,000
Royal Bank of Canada, New York:
0.24%, 10/23/14	75,000	75,000,000
0.27%, 10/31/14	53,000	53,000,000
0.27%, 12/05/14	43,000	43,000,000
0.27%, 1/21/15	40,000	40,000,000
0.23%, 3/13/15	50,000	50,000,000
Societe Generale, New York, 0.33%, 9/03/14	75,000	75,000,000
Certificates of Deposit	Par (000)	Value
Yankee (a) (concluded)
Sumitomo Mitsui Banking Corp., 0.25%, 9/19/14	$100,000	$100,000,000
Sumitomo Mitsui Banking Corp. Ltd.:
0.21%, 9/19/14	50,000	50,000,000
0.20%, 9/10/14	150,000	150,000,000
Sumitomo Mitsui Banking Corp., New York:
0.21%, 8/19/14	50,000	50,000,000
0.25%, 8/25/14	125,000	125,000,000
0.21%, 9/03/14	100,000	100,000,000
Toronto-Dominion Bank, New York:
0.25%, 8/12/14	75,000	75,000,000
1.00%, 9/04/14	75,000	75,000,000
0.26%, 9/05/14	75,000	75,000,000
0.24%, 10/03/14	150,000	150,000,000
0.23%, 1/22/15	50,000	50,000,000
UBS AG, Stamford, 0.22%, 3/05/15	123,000	123,000,000
Wells Fargo Bank NA (b):
0.22%, 12/04/14	50,000	50,000,000
0.27%, 2/12/15	50,000	50,000,000
Westpac Banking Corp., New York (b)
0.20%, 8/07/14	90,000	90,000,000
0.23%, 9/26/14	50,000	50,000,000
Total Certificates of Deposit — 31%		5,217,167,917

Commercial Paper
Alpine Securitization, 0.19%, 8/04/14 (b)	50,000	49,991,028
Antalis US Funding Corp., 0.23%, 8/08/14 (b)(c)	59,000	58,985,676
ASB Finance Ltd., 0.22%, 2/19/15 (b)	46,500	46,500,000
Australia & New Zealand Banking Group Ltd. (a):
0.23%, 12/04/14	75,000	75,004,861
0.24%, 5/08/15	25,000	25,000,000
Australia & New Zealand Banking International Group Ltd., London (a):
0.24%, 5/12/15 (c)	25,000	25,000,000
0.24%, 6/03/15	100,000	100,000,000
Bedford Row Funding Corp. (b):
0.27%, 7/01/14	30,000	30,000,000
0.30%, 8/13/14	50,000	49,982,083
0.30%, 11/25/14	25,000	24,969,375
0.30%, 3/17/15	33,700	33,627,264
BNP Paribas Finance, Inc. (b):
0.26%, 9/04/14	110,000	109,948,361
0.26%, 9/23/14	100,000	99,939,333
Cafco LLC, 0.24%, 8/11/14 (b)	50,000	49,986,333
Chariot Funding LLC, 0.22%, 10/10/14 (b)	25,000	24,984,570
Ciesco LLC (b):
0.24%, 8/12/14	50,000	49,986,000
0.22%, 8/14/14	100,000	99,972,500
Collateralized Commercial Paper Co. LLC, 0.25%, 12/08/14 (b)	125,000	124,861,111
Commonwealth Bank of Australia (a):
0.24%, 11/14/14	85,000	85,000,000
0.23%, 11/24/14	48,500	48,500,000
0.23%, 3/30/15 (c)	50,000	50,000,000
CPPIB Capital, Inc. (b):
0.30%, 2/09/15	78,100	77,954,864
0.30%, 3/26/15	38,550	38,463,905
CRC Funding LLC, 0.24%, 8/12/14 (b)	50,000	49,986,000
Credit Suisse, New York (b):
0.28%, 7/24/14	75,000	74,986,583
0.21%, 8/08/14	100,000	99,977,833
0.26%, 10/21/14	25,000	24,979,778
DBS BANK Ltd. (b):
0.23%, 8/26/14	76,000	75,972,809
0.23%, 9/15/14	148,825	148,752,011
0.23%, 10/07/14	100,000	99,937,389

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	47

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Gemini Securitization Corp. LLC (b):
0.12%, 7/02/14	$150,000	$149,999,500
0.12%, 7/03/14	150,000	149,999,000
HSBC Bank PLC (b):
0.26%, 8/06/14	70,000	70,000,000
0.22%, 9/19/14 (c)	50,000	49,998,940
0.25%, 9/19/14 (c)	50,000	50,000,000
0.24%, 11/19/14	50,000	50,000,000
0.22%, 5/07/15	40,000	40,000,000
0.22%, 5/08/15	75,000	75,000,000
Kells Funding LLC (b):
0.24%, 10/22/14 (c)	50,000	50,000,000
0.23%, 11/21/14 (c)	50,000	49,999,546
0.24%, 12/12/14	25,000	24,998,824
0.24%, 1/07/15	75,000	74,999,306
0.24%, 1/08/15 (c)	50,000	49,998,413
0.22%, 2/20/15 (c)	75,000	75,002,376
0.24%, 3/26/15	75,000	75,000,000
0.24%, 4/02/15 (c)	65,000	64,999,912
0.23%, 4/16/15 (c)	100,000	100,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.21%, 9/11/14 (b)(c)	75,000	74,968,500
Mizuho Funding LLC, 0.22%, 8/08/14 (b)	75,000	74,982,979
Mont Blanc Capital Corp. (b):
0.22%, 9/05/14	44,769	44,750,943
0.22%, 9/09/14	76,270	76,237,374
National Australia Funding (a):
0.22%, 3/10/15 (c)	40,000	40,000,000
0.23%, 3/11/15	75,000	74,995,289
Nederlandse Waterschapsbank NV (a):
0.20%, 7/01/14 (c)	50,000	50,000,000
0.25%, 7/28/14	21,000	21,000,315
0.24%, 7/30/14	21,000	21,000,338
0.23%, 10/31/14	50,000	50,000,000
0.23%, 11/03/14	25,000	25,000,000
0.24%, 12/23/14	50,000	50,000,006
Nordea Bank AB (b):
0.22%, 10/16/14	75,000	74,950,958
0.22%, 10/21/14	75,000	74,947,500
0.22%, 10/22/14	95,000	94,932,906
Old Line Funding LLC (b):
0.25%, 8/21/14	50,000	49,982,291
0.24%, 9/12/14	80,000	79,961,067
0.23%, 9/15/14	40,000	39,980,578
0.22%, 10/15/14	75,000	74,951,417
Oversea-Chinese Banking Corp. Ltd. (b):
0.21%. 7/18/14	75,000	75,000,354
0.24%, 9/10/14	50,000	49,976,333
0.23%, 9/22/14	50,000	49,973,486
PSP Capital, Inc., 0.25%, 8/14/14 (b)	90,000	89,972,500
Rabobank USA Financial Corp., 0.21%, 10/15/14 (b)	52,000	51,967,847
Salisbury Receivables Co. LLC, 0.19%, 7/15/14 (b)	21,000	20,998,448
Sheffield Receivable Corp. (b):
0.24%, 7/11/14	70,000	69,995,333
0.24%, 7/24/14	31,300	31,295,201
Sumitomo Mitsui Banking Corp. Ltd., 0.25%, 10/31/14 (b)(c)	50,000	49,957,639
Svenska Handelsbanken, Inc. (b):
0.22%, 10/01/14	75,000	74,957,833
0.20%, 12/08/14	50,000	49,955,556
Thunder Bay Funding LLC (b):
0.22%, 10/14/14	60,558	60,519,142
0.22%, 11/03/14	100,000	99,923,611
United Overseas Bank Ltd. (b):
0.24%, 7/22/14	86,575	86,562,880
Commercial Paper	Par (000)	Value
United Overseas Bank Ltd. (b) (concluded):
0.23%, 8/19/14	$42,500	$42,486,695
0.23%, 9/04/14	50,000	49,979,236
0.23%, 9/10/14	40,220	40,201,756
0.24%, 9/23/14	75,000	74,958,000
Versailles Commercial Paper LLC (b):
0.21%, 8/25/14	100,000	99,967,917
0.21%, 9/03/14 (c)	75,000	74,972,000
0.21%, 9/12/14	50,000	49,978,708
Westpac Banking Corp., 0.23%, 4/09/15 (b)(d)	40,000	40,000,000
Westpac Securities NZ Ltd., 0.25%, 1/29/15 (b)	100,000	100,000,000
Total Commercial Paper — 33.8%		5,679,488,420

Corporate Notes
Erste Abwicklungsanstalt, 0.53%, 10/15/14	20,000	20,017,747
National Australia Bank Ltd. (b)(d):
1.18%, 7/25/14	66,945	66,987,980
0.43%, 10/02/14	42,725	42,748,039
Svenska Handelsbanken AB, 0.28%, 7/15/14 (b)(d)	108,200	108,200,000
Toyota Motor Credit Corp.:
0.31%, 8/22/14 (b)	50,000	50,007,172
1.25%, 11/17/14	20,000	20,073,465
Westpac Banking Corp., 4.20%, 2/27/15	33,750	34,623,244
Total Corporate Notes — 2.0%		342,657,647

Time Deposits
Natixis, New York, 0.05%, 7/01/14	650,000	650,000,000
Credit Agricole Corporate & Investment Bank, 0.07%, 7/01/14	300,000	300,000,000
Total Time Deposits — 5.7%		950,000,000

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank (b):
0.13%, 8/01/14	50,000	50,000,000
0.09%, 8/21/14	70,000	70,000,000
0.08%, 8/22/14	100,000	99,998,571
0.11%, 9/11/14	100,000	100,000,000
0.09%, 2/27/15	62,000	61,997,127
Total U.S. Government Sponsored Agency Obligations — 2.3%		381,995,698

Repurchase Agreements — 23.9%
Barclays Capital, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $50,009,722, collateralized by a U.S. Treasury Obligation, 1.63%, due 6/30/19, original par and fair values of $51,039,900 and $51,000,038, respectively)	50,000	50,000,000
Total Value of Barclays Capital, Inc. (collateral value of $51,000,038)		50,000,000
BNP Paribas Securities Corp., 0.13%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $85,142,115, collateralized by various corporate debt obligations, 0.68% to 7.63%, due 9/15/14 to 6/1/44, original par and fair values of $83,080,848 and $89,394,258, respectively)	85,000	85,000,000

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.11%, 7/01/14, (Purchased on 6/30/2014 to be repurchased at $65,019,861, collateralized by various U.S. Government Sponsored Agency obligations, 2.28% to 6.45%, due 9/1/37 to 2/16/44, original par and fair values of $530,575,452 and $68,945,704, respectively)	$65,000	$65,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of ($158,339,962)		150,000,000
Credit Suisse Securities (USA) LLC, 0.48%, 7/01/14 (Purchased on 03/25/13 to be repurchased at $50,308,667, collateralized by various U.S. Government Sponsored Agency obligations, 2.90% to 3.25%, due 6/16/53 to 10/16/53, original par and fair values of $57,359,237 and $55,502,419, respectively) (e)	50,000	50,000,000
Credit Suisse Securities (USA) LLC, 0.33%, 8/04/14, (Purchased on 4/30/14 to be repurchased at $115,328,000, collateralized by various U.S. Government Sponsored Agency obligations, 0.00% to 38.09%, due 5/25/21 to 12/15/43, original par and fair values of $662,254,020 and $113,424,773, respectively)	106,000	106,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $168,927,192)		156,000,000
Deutsche Bank Securities, Inc., 0.05%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $50,006,944, collateralized by a U.S. Treasury obligation, 0.13%, due 4/15/16, original par and fair values of $46,264,300 and $51,000,038, respectively)	50,000	50,000,000
Deutsche Bank Securities, Inc., 0.15%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $5,002,083, collateralized by a U.S. Treasury obligation, 6.25%, due 5/15/30, original par and fair values of $3,575,900 and $5,100,129, respectively)	5,000	5,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $56,100,167)		55,000,000
Federal Reserve Bank of New York 0.05%, 7/01/14, (Purchased on 6/30/14 to be repurchased at $2,400,333,333, collateralized by various U.S. Treasury Obligations, 3.75% to 3.88%, due 8/15/40 to 8/15/41, original par and fair values of $2,185,505,161 and $2,400,333,334, respectively)	2,400,000	2,400,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $2,400,333,334)		2,400,000,000
HSBC Securities (USA) Inc., 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $150,374,058, collateralized by various U.S. Treasury obligations, 1.25% to 4.38%, due 1/31/19 to 2/15/38, original par and fair values of $133,008,200 and $153,360,111, respectively)	150,349	150,349,000
HSBC Securities (USA) Inc., 0.08%, 7/01/14 (Purchased on 1/27/14 to be repurchased at $31,033,333, collateralized by various U.S. Government Sponsored Agency obligations, 3.50% to 4.63%, due 2/15/40 to 10/01/42, par and fair values of $32,421,208 and $30,600,217, respectively)	30,000	30,000,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $183,960,328)		180,349,000
Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.18%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $61,575,000, collateralized by various corporate debt obligations, 0.60% to 3.80%, due 12/5/27 to 7/15/47, par and fair values of $643,040,601 and $53,500,327, respectively)	$50,000	$50,000,000
J.P. Morgan Securities LLC, 0.38%, 7/01/14 (Purchased on 3/25/13 to be repurchased at $30,146,617, collateralized by various corporate debt obligations, 0.59% to 4.23%, due 4/17/20 to 2/11/44, original par and fair values of $303,892,286 and $35,451,106, respectively)	30,000	30,000,000
J.P. Morgan Securities LLC, 0.48%, 7/01/14 (Purchased on 5/23/14 to be repurchased at $52,622,208, collateralized by various corporate debt obligations, 0.67% to 7.25%, due 11/13/15 to 11/15/22, original par and fair values of $10,870,352,662 and $4,138,550,470, respectively) (e)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.53%, 8/18/14 (Purchased on 5/20/14 to be repurchased at $22,650,000, collateralized by various corporate debt obligations, 0.44% to 5.98%, due 5/20/33 to 2/11/44, original par and fair values of $2,192,209,591 and $23,004,062, respectively)	20,000	20,000,000
J.P. Morgan Securities LLC, 0.58%, 9/22/14 (Purchased on 6/23/14 to be repurchased at $85,995,833, collateralized by various corporate debt obligations, 0.34% to 6.46%, due 7/15/19 to 12/12/49, original par and fair values of $591,527,928 and $90,000,084, respectively)	75,000	75,000,000
J.P. Morgan Securities LLC, 0.58%, 9/22/14 (Purchased on 6/23/14 to be repurchased at $103,195,000, collateralized by various corporate debt obligations and various U.S. Government Sponsored Agency obligations, 0.29% to 7.86%, due 4/15/29 to 6/15/50, original par and fair values of $636,625,754 and $111,353,754, respectively)	90,000	90,000,000
J.P. Morgan Securities LLC, 0.43%, 7/01/14 (Purchased on 6/12/14 to be repurchased at $127,833,507, collateralized by various corporate debt obligations, 0.00% to 7.40%, due 11/25/19 to 5/15/47, original par and fair values of $2,043,643,121 and $133,750,484, respectively) (e)	125,000	125,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $4,585,610,287)		440,000,000
RBC Capital Markets, LLC, 0.10%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $63,017,500, collateralized by various corporate debt obligations, 0.00% to 8.38%, due 1/29/15 to 2/15/45, original par and fair values of $59,913,001 and $66,150,000, respectively)	63,000	63,000,000
RBC Capital Markets, LLC, 0.11%, 7/01/14 (Purchased on 3/28/14 to be repurchased at $25,725,694, collateralized by corporate debt obligations, 0.00% to 0.40%, due 7/10/14 to 10/3/14, original par and fair values of $26,310,204 and $26,250,001, respectively)	25,000	25,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	49

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
RBC Capital Markets, LLC, 0.11%, 7/01/14 (Purchased on 6/13/14 to be repurchased at $16,088,000, collateralized by corporate debt obligations, 1.45% to 9.63%, due 12/15/16 to 3/15/44, par and fair values of $14,716,149 and $16,800,000, respectively)	$16,000	$16,000,000
RBC Capital Markets, LLC, 0.18%, 7/03/14 (Purchased on 6/27/14 to be repurchased at $100,300,000, collateralized by various corporate debt obligations, 0.00% to 12.00%, due 8/15/14 to 2/15/45, original par and fair values of $98,641,583 and $105,000,000, respectively)	100,000	100,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $214,200,001)		204,000,000
SG Americas Securities, LLC, 0.27%, 7/01/14, (Purchased on 12/17/13 to be repurchased at $21,563,600, collateralized by various corporate debt obligations, 0.68% to 9.00%, due 10/01/14 to 10/01/77, original par and fair values of $19,160,667 and $21,425,597, respectively)	18,800	18,800,000
Total Value of SG Americas Securities LLC (collateral value of $21,425,597)		18,800,000
Wells Fargo Securities, LLC, 0.48%, 7/15/14 (Purchased on 5/13/14 to be repurchased at $32,520,000 collateralized by various corporate debt obligations, 2.25% to 7.75%, due 9/01/14 to 12/31/49, original par and fair values of $33,901,309 and $34,500,000, respectively)	30,000	30,000,000
Wells Fargo Securities, LLC, 0.18%, 7/01/14, (Purchased on 3/25/13 to be repurchased at $180,416,700, collateralized by various corporate debt obligations, 0.00% to 9.00%, due 7/01/14 to 12/15/51, original par and fair values of $214,631,076 and $188,787,055, respectively)	180,000	180,000,000
Repurchase Agreements	Par (000)	Value
Wells Fargo Securities, LLC, 0.38%, 8/07/14, (Purchased on 5/08/14 to be repurchased at $56,994,889, collateralized by various corporate debt obligations, 1.88% to 6.88%, due 9/15/14 to 6/16/24, original par and fair values of $52,395,513 and $53,560,001, respectively)	$52,000	$52,000,000
Wells Fargo Securities, LLC, 0.37%, 8/05/14, (Purchased on 5/07/14 to be repurchased at $73,197,500, collateralized by various corporate debt obligations, 1.15% to 5.77%, due 1/15/27 to 8/10/49, original par and fair values of $70,449,266 and $70,376,881, respectively)	67,000	67,000,000
Wells Fargo Securities, LLC, 0.46%, 7/15/14, (Purchased on 4/14/14 to be repurchased at $41,019,877, collateralized by various corporate debt obligations, 0.36% to 12.00%, due 4/25/14 to 3/15/44, par and fair value of $98,213,586 and $105,000,000, respectively)	36,705	36,705,000
Total Value of Wells Fargo Securities, LLC (collateral value of $452,223,937)		365,705,000
Total Repurchase Agreements — 23.9%		4,019,854,000
Total Investments (Cost — $16,591,163,682*) — 98.7%		16,591,163,682
Other Assets Less Liabilities — 1.3%		214,998,495

Net Assets — 100.0%		$16,806,162,177

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	Prime Money Market Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$16,591,163,682	—	$16,591,163,682
[1] See above Schedule of Investments for values in each security type

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, cash of $212,223,432 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	51

Schedule of Investments June 30, 2014 (Unaudited)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.03%, 8/14/14	$150,000	$149,994,500
0.08%, 8/28/14	50,000	49,993,555
0.09%, 9/11/14	40,865	40,857,849
0.08%, 9/25/14	25,000	24,995,222
0.07%, 10/02/14	20,000	19,996,512
0.05%, 10/16/14	10,360	10,358,614
0.05%, 10/23/14	9,135	9,133,626
0.05%, 10/30/14	100,000	99,984,875
0.05%, 11/06/14	85,000	84,986,098
0.06%, 11/28/14	100,000	99,977,083
0.06%, 12/04/14	25,000	24,994,042
0.06%, 12/11/14	25,000	24,993,435
0.07%, 12/18/14	35,000	34,988,431
0.13%, 4/02/15	76,075	75,999,453
U.S. Treasury Notes:
0.63%, 7/15/14	47,170	47,178,481
0.50%, 8/15/14	70,000	70,033,651
0.25%, 9/15/14	90,000	90,037,908
2.38%, 10/31/14	63,093	63,576,794
0.25%, 11/30/14	15,890	15,899,363
0.25%, 1/15/15	65,360	65,402,676
0.07%, 1/31/16 (b)	32,900	32,887,316
0.09%, 4/30/16 (b)	56,701	56,701,110
Total U.S. Treasury Obligations — 17.6%		1,192,970,594

Repurchase Agreements — 50.8%
Barclays Capital, Inc., 0.03%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $200,000,167, collateralized by Various U.S. Treasury Obligations, 1.63% to 2.13%, due 6/30/19 to 6/30/21, par and fair value of $204,183,900 and $204,000,033, respectively)	200,000	200,000,000
Barclays Capital, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $400,000,778, collateralized by a U.S. Treasury Obligation, 2.13%, due 6/30/21, par and fair value of $408,382,700 and $408,000,045, respectively)	400,000	400,000,000
Total Value of Barclays Capital, Inc. (collateral value of $612,000,078)		600,000,000
BNP Paribas Securities Corp., 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $50,500,126, collateralized by Various U.S. Treasury Obligations, 0.13% to 2.13%, due 9/30/16 to 7/15/22, par and fair value of $50,736,331 and $51,510,001, respectively)	50,500	50,500,000
BNP Paribas Securities Corp., 0.06%, 7/07/14 (Purchased on 4/3/14 to be repurchased at $70,011,083, collateralized by Various U.S. Treasury Obligations, 0.00% to 1.63%, due 1/15/18 to 5/15/43, par and fair value of $154,858,586 and $71,971,026, respectively) (c)	70,000	70,000,000
BNP Paribas Securities Corp., 0.06%, 7/07/14 (Purchased on 4/4/14 to be repurchased at $74,011,593, collateralized by Various U.S. Treasury Obligations, 0.00% to 0.13%, due 4/15/17 to 8/15/43, par and fair value of $146,267,835 and $75,480,033, respectively) (c)	74,000	74,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $198,961,060)		194,500,000
Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $50,000,097, collateralized by a U.S. Treasury Obligation, 2.25%, due 3/31/16, par and fair value of $49,106,400 and $51,000,103, respectively)	$50,000	$50,000,000
Citigroup Global Markets, Inc., 0.07%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $153,000,298, collateralized by Various U.S. Treasury Obligations, 1.13% to 4.38%, due 8/31/16 to 5/15/40, par and fair value of $151,428,300 and $156,060,041, respectively)	153,000	153,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $207,060,144)		203,000,000
Credit Suisse Securities (USA) LLC, 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $45,000,075, collateralized by Various U.S. Treasury Obligations, 0.25% to 1.88%, due 8/15/15 to 10/31/17, par and fair value of $44,765,500 and $45,901,442, respectively)	45,000	45,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of 45,901,442)		45,000,000
Deutsche Bank Securities, Inc., 0.05%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $50,000,069, collateralized by Various U.S. Treasury Obligations, 0.09% to 3.13%, due 4/30/16 to 10/31/16, par and fair value of $50,960,700 and $51,000,064, respectively)	50,000	50,000,000
Deutsche Bank Securities, Inc., 0.05%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $325,000,451, collateralized by Various U.S. Treasury Obligations, 0.00% to 5.13%, due 7/15/14 to 2/15/40, par and fair value of $319,378,900 and $331,500,066, respectively)	325,000	325,000,000
Deutsche Bank Securities, Inc., 0.06%, 7/07/14 (Purchased on 4/15/14 to be repurchased at $46,006,363, collateralized by a U.S. Treasury Obligation, 0.13%, due 4/15/18, par and fair value of $44,304,700 and $46,920,033, respectively) (c)	46,000	46,000,000
Deutsche Bank Securities, Inc., 0.06%, 7/07/14 (Purchased on 4/22/14 to be repurchased at $84,010,640, collateralized by Various U.S. Treasury Obligations, 3.13% to 4.63%, due 2/15/16 to 2/15/43, par and fair value of $74,294,400 and $85,680,101, respectively) (c)	84,000	84,000,000
Deutsche Bank Securities, Inc., 0.07%, 7/07/14 (Purchased on 4/3/14 to be repurchased at $77,014,224, collateralized by Various U.S. Treasury Obligations, 2.38% to 6.25%, due 3/31/16 to 5/15/30, par and fair value of $74,235,300 and $78,540,099, respectively) (c)	77,000	77,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $593,640,363)		582,000,000
HSBC Securities (USA), Inc., 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $84,000,140, collateralized by Various U.S. Treasury Obligations, 0.25% to 8.50%, due 11/15/14 to 5/15/44, par and fair value of $78,782,300 and $85,684,859, respectively)	84,000	84,000,000

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (continued)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.06%, 7/01/14 (Purchased on 1/27/14 to be repurchased at $200,051,667, collateralized by Various U.S. Treasury Obligations, 0.13% to 10.63%, due 7/15/14 to 8/15/41, par and fair value of $189,910,336 and $204,001,359, respectively)	$200,000	$200,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $289,686,218)		284,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $7,000,012, collateralized by a U.S. Treasury Obligation, 2.13%, due 5/31/15, par and fair value of $6,999,900 and $7,140,058, respectively)	7,000	7,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $68,000,113, collateralized by a U.S. Treasury Obligation, 0.25%, due 7/31/15, par and fair value of $69,212,600 and $69,360,017, respectively)	68,000	68,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $76,500,075)		75,000,000
Morgan Stanley & Co. LLC, 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $177,000,443, collateralized by Various U.S. Treasury Obligations, 0.25% to 2.75%, due 5/31/15 to 5/15/24, original par and fair value of $180,912,800 and $180,540,055, respectively)	177,000	177,000,000
Morgan Stanley & Co. LLC, 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $459,001,148, collateralized by Various U.S. Treasury Obligations, 0.00% to 3.63%, due 7/24/14 to 8/15/43, original par and fair value of $466,241,600 and $468,180,009, respectively)	459,000	459,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $648,720,064)		636,000,000
Repurchase Agreements	Par (000)	Value
SG Americas Securities LLC, 0.08%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $759,001,687, collateralized by Various U.S. Treasury Obligations, 0.00% to 11.25%, due 7/15/14 to 2/15/44, par and fair value of $714,632,900 and $774,180,055, respectively)	$759,000	$759,000,000
Total Value of SG Americas Securities LLC (collateral value of $774,180,055)		759,000,000
TD Securities (USA) LLC, 0.09%, 7/01/14 (Purchased on 6/30/14 to be repurchased at $70,000,175, collateralized by Various U.S. Treasury Obligations, 0.63% to 2.25%, due 9/30/17 to 4/30/21, original par and fair value of $71,287,000 and $71,400,032, respectively)	70,000	70,000,000
Total Value of TD Securities (USA) LLC (collateral value of $71,400,032)		70,000,000
Total Repurchase Agreements — 50.8%		3,448,500,000
Total Investments (Cost — $4,641,470,594*) — 68.4%		4,641,470,594
Other Assets Less Liabilities — 31.6%		2,140,244,296

Net Assets — 100.0%		$6,781,714,890

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	53

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$4,641,470,594	—	$4,641,470,594
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, cash of $2,139,688,549 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2014 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$29,547,660,312	$12,571,309,682	$1,192,970,594
Repurchase agreements — unaffiliated[2]	$10,605,000	9,117,015,000	4,019,854,000	3,448,500,000
Cash	314	222,755,826	212,223,432	2,139,688,549
Interest receivable	25	10,979,850	3,778,025	734,786
Contributions receivable from investors	2	19	2,405	—

Total assets	10,605,341	38,898,411,007	16,807,167,544	6,781,893,929

Liabilities
Investment advisory fees payable	8,715	2,480,070	935,756	160,407
Professional fees payable	11,507	59,127	28,390	11,968
Trustees’ fees payable	—	115,481	41,221	6,664

Total liabilities	20,222	2,654,678	1,005,367	179,039

Net Assets	$10,585,119	$38,895,756,329	$16,806,162,177	$6,781,714,890

Net Assets Consist of
Investors’ capital	$10,585,119	$38,895,756,329	$16,806,162,177	$6,781,714,890

[1] Investments at cost — unaffiliated	—	$29,547,660,312	$12,571,309,682	$1,192,970,594
[2] Repurchase agreements at cost — unaffiliated	$10,605,000	$9,117,015,000	$4,019,854,000	$3,448,500,000

Statements of Operations		Master Investment Portfolio

Six Months Ended June 30, 2014 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Interest	$23,747	$50,352,723	$16,508,963	$898,811

Expenses
Investment advisory	43,329	22,642,608	8,138,991	1,413,709
Independent Trustees	1,658	256,040	107,813	17,021
Professional	7,928	54,399	24,834	10,859

Total expenses	52,915	22,953,047	8,271,638	1,441,589
Less fees waived by Manager	(29,457)	(7,103,222)	(2,574,344)	(564,532)

Total expenses after fees waived	23,458	15,849,825	5,697,294	877,057

Net investment income	289	34,502,898	10,811,669	21,754

Realized Gain
Net realized gain from investments	—	1,976,302	499,107	74,991

Net Increase in Net Assets Resulting from Operations	$289	$36,479,200	$11,310,776	$96,745

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	55

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$289	$4,261	$34,502,898	$78,288,256
Net realized gain	—	—	1,976,302	4,880,770

Net increase in net assets resulting from operations	289	4,261	36,479,200	83,169,026

Capital Transactions
Proceeds from contributions	12,612,193	44,474,590	51,703,215,734	115,690,759,904
Value of withdrawals	(11,493,758)	(52,626,282)	(54,368,373,297)	(109,538,593,100)

Net increase (decrease) in net assets derived from capital transactions	1,118,435	(8,151,692)	(2,665,157,563)	6,152,166,804

Net Assets
Total increase (decrease) in net assets	1,118,724	(8,147,431)	(2,628,678,363)	6,235,335,830
Beginning of period	9,466,395	17,613,826	41,524,434,692	35,289,098,862

End of period	$10,585,119	$9,466,395	$38,895,756,329	$41,524,434,692

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$10,811,669	$24,781,969	$21,754	$601,469
Net realized gain	499,107	2,332,546	74,991	239,050

Net increase in net assets resulting from operations	11,310,776	27,114,515	96,745	840,519

Capital Share Transactions
Proceeds from contributions	64,137,471,342	121,197,162,810	27,224,789,208	52,488,936,457
Value of withdrawals	(66,255,263,080)	(118,246,074,954)	(23,181,369,797)	(52,365,402,628)

Net increase (decrease) in net assets derived from capital share transactions	(2,117,791,738)	2,951,087,856	4,043,419,411	123,533,829

Net Assets
Total increase (decrease) in net assets	(2,106,480,962)	2,978,202,371	4,043,516,156	124,374,348
Beginning of period	18,912,643,139	15,934,440,768	2,738,198,734	2,613,824,386

End of period	$16,806,162,177	$18,912,643,139	$6,781,714,890	$2,738,198,734

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.00%[1]	0.02%	0.10%	0.08%	0.13%	0.12%

Ratio to Average Net Assets
Total expenses	0.12%[2]	0.13%	0.30%	0.12%	0.11%	0.10%

Total expenses after fees waived	0.05%[2]	0.05%	0.07%	0.07%	0.02%	0.05%

Net investment income	0.00%[2]	0.01%	0.10%	0.09%	0.11%	0.12%

Supplemental Data
Net assets, end of period (000)	$10,585	$9,466	$17,614	$10,355	$26,474	$656,444

	Money Market Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.07%[1]	0.20%	0.27%	0.23%	0.27%	0.48%

Ratios to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%[2]	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.15%[2]	0.19%	0.27%	0.22%	0.26%	0.48%

Supplemental Data
Net assets, end of period (000)	$38,895,756	$41,524,435	$35,289,099	$28,528,047	$20,007,557	$21,134,748

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	57

Financial Highlights	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.06%[1]	0.17%	0.25%	0.21%	0.25%	0.37%

Ratios to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%[2]	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.13%[2]	0.17%	0.25%	0.21%	0.25%	0.41%

Supplemental Data
Net assets, end of period (000)	$16,806,162	$18,912,643	$15,934,441	$10,732,297	$10,071,057	$12,208,516

	Treasury Money Market Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.00%[1]	0.02%	0.06%	0.09%	0.13%	0.11%

Ratios to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.06%[2]	0.06%	0.07%	0.06%	0.06%	0.05%

Net investment income	0.00%[2]	0.02%	0.08%	0.03%	0.13%	0.10%

Supplemental Data
Net assets, end of period (000)	$6,781,715	$2,738,199	$2,613,824	$1,602,468	$2,200,634	$4,288,938

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”).

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master Portfolios may enter into repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements.

The Master Portfolios, along with other affiliated investment companies, may transfer uninvested cash into joint trading accounts which are then invested in repurchase agreements. As of June 30, 2014, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master Portfolio under Master Repurchase Agreements (each an “MRA”). The MRA permits the Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master Portfolio receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio would recognize a liability with respect to such excess collateral. The liability reflects the Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

BLACKROCK FUNDS III	JUNE 30, 2014	59

Notes to Financial Statements (continued)	Master Investment Portfolio

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. Pursuant to the Investment Advisory Agreement with MIP, the Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate of 0.10% of the average daily value of the Master Portfolio’s net assets. The Manager has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2015. The Manager has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. The Manager may discontinue the voluntary waiver at any time. For the six months ended June 30, 2014, the amounts included in fees waived by Manager in the Statements of Operations are as follows:

Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio
$19,871	$6,792,783	$2,441,697	$536,652

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to the Manager by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2015. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, such waiver amounts are as follows:

Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio
$9,586	$310,439	$132,647	$27,880

MIP entered into an administration services arrangement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

60	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (concluded)	Master Investment Portfolio

Management has analyzed tax laws and regulations and their application to the Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Master Portfolio’s operations and return potential.

BLACKROCK FUNDS III	JUNE 30, 2014	61

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of Money Market Master Portfolio, Prime Money Market Master Portfolio, Government Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Fund and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and

62	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS III	JUNE 30, 2014	63

Disclosure of Investment Advisory Agreement (continued)

Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock Cash Funds: Government ranked in the fourth, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. However, the Board noted that the Portfolio performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-year period.

The Board reviewed each Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of each Portfolio in its Lipper peer group takes into account the Portfolio’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews each Master Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Master Portfolio’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the contractual advisory fee rate of each of Money Market Master Portfolio and Prime Money Market Master Portfolio ranked in the first quartile, and that the actual advisory fee rate of each of these Master Portfolios and the total expense ratio of each corresponding Portfolio each ranked in the first quartile, relative to the corresponding Portfolio’s Expense Peers.

64	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that Government Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio each ranked in the second quartile, relative to the corresponding Portfolio’s Expense Peers.

The Board noted that Treasury Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the third and second quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board reviewed each Master Portfolio’s/Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fees for each Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm. The Board additionally noted that, to enable each Master Portfolio/Portfolio to maintain minimum levels of daily net investment income, BlackRock and each Master Portfolio’s/Portfolio’s administrator have voluntarily agreed to reduce each Master Portfolio’s/Portfolio’s expenses as necessary. The voluntary waivers and reimbursements may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2014	65

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian, Transfer Agent and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

		Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

66	BLACKROCK FUNDS III	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (888) 204-3956.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (888) 204-3956; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (888) 204-3956 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (888) 204-3956 from 8:30 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/cash.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2014	67

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	BLACKROCK FUNDS III	JUNE 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (888) 204-3956. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MMF4-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”), a series of BlackRock Funds III, investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2014, the Fund’s Institutional Shares returned 4.32%, Investor A Shares returned 4.14% and Investor C Shares returned 3.85%. The Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 3.93% for the same period, while the Investor C Shares underperformed the Index.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

Asset allocation in the Master Portfolio was the largest positive contributor to performance. Swap contracts and non-benchmark allocations to securitized credits and high yield bonds delivered strong returns. Security selection within mortgage-backed securities (“MBS”) also had a positive impact on relative results. The Master Portfolio’s U.S. interest rate strategies were key contributors as well, particularly as a yield curve flattening position proved beneficial in the first quarter of 2014.

•

Conversely, currency strategies in the Master Portfolio had a negative impact on performance. Underweight positioning in select non-corporate sectors, such as emerging market sovereign debt, hindered results as these bonds rebounded strongly after coming under pressure in January.

Describe recent portfolio activity.

•

During the six-month period, the Master Portfolio held swap contracts and non-benchmark allocations to securitized credits and high yield debt. Within U.S. rate strategies, the Master Portfolio was positioned for a flatter yield curve. The Master Portfolio tactically traded investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. The Master Portfolio established a long position in the euro driven by valuations, growth signals and weakness versus other currencies after the European Central Bank announced a rate cut. Additionally, the Master Portfolio took a short position in the Canadian dollar given weak growth.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight in U.S. Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency MBS and asset-backed securities, and underweight in select non-corporate sectors including emerging market sovereign debt. The Master Portfolio also held a non-benchmark allocation to high yield debt. With respect to currency positioning, the Master Portfolio was long the euro and short the Canadian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]

A widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.30%	2.28%	4.32%	4.64%	N/A	5.64%	N/A	5.17%	N/A
Investor A	1.95	1.93	4.14	4.28	0.10%	5.31	4.45%	4.83	4.41%
Investor C	1.21	1.19	3.85	3.51	2.51	4.51	4.51	4.05	4.05
Barclays U.S. Aggregate Bond Index	—	—	3.93	4.37	N/A	4.85	N/A	4.93	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.20	$1.72	$1,000.00	$1,023.11	$1.71	0.34%
Investor A	$1,000.00	$1,041.40	$3.49	$1,000.00	$1,021.37	$3.46	0.69%
Investor C	$1,000.00	$1,038.50	$7.28	$1,000.00	$1,017.65	$7.20	1.44%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets for each period since March 15, 2004, the commencement of the Master Portfolio’s operations, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

June 30, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $125,824,091)	$127,515,816
Withdrawals receivable from the Master Portfolio	7,164

Total assets	127,522,980

Liabilities
Income dividends payable	33,349
Professional fees payable	9,408
Administration fees payable	8,843
Capital shares redeemed payable	7,164
Service and distribution fees payable	326

Total liabilities	59,090

Net Assets	$127,463,890

Net Assets Consist of
Paid-in capital	$125,412,490
Distributions in excess of net investment income	(302,089)
Accumulated net realized gain allocated from the Master Portfolio	661,764
Net unrealized appreciation/depreciation allocated from the Master Portfolio	1,691,725

Net Assets	$127,463,890

Net Asset Value
Institutional — Based on net assets of $126,739,726 and 12,080,575 shares outstanding, unlimited number of shares authorized, no par value	$10.49

Investor A — Based on net assets of $434,438 and 41,405 shares outstanding, unlimited number of shares authorized, no par value	$10.49

Investor C — Based on net assets of $289,726 and 27,625 shares outstanding, unlimited number of shares authorized, no par value	$10.49

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Statement of Operations	BlackRock CoreAlpha Bond Fund

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$1,772,055
Dividends	6,417
Income — affiliated	2,876
Securities lending — affiliated — net	1,495
Expenses	(141,165)
Fees waived	3,930

Total income	1,645,608

Fund Expenses
Administration — Institutional	56,891
Administration — Investor A	345
Administration — Investor C	284
Service — Investor A	430
Service and distribution — Investor C	1,420
Professional	9,410
Miscellaneous	25

Total expenses	68,805
Less administration fees waived	(9,410)

Total expenses after fees waived	59,395

Net investment income	1,586,213

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, swaps, options written and foreign currency transactions	307,760
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency translations	2,983,221

Total realized and unrealized gain	3,290,981

Net Increase in Net Assets Resulting from Operations	$4,877,194

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014	Year Ended December 31, 2013

Operations
Net investment income	$1,586,213	$2,123,589
Net realized gain (loss)	307,760	(91,526)
Net change in unrealized appreciation/depreciation	2,983,221	(4,153,649)

Net increase (decrease) in net assets resulting from operations	4,877,194	(2,121,586)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,527,520)	(2,335,782)[1]
Investor A	(4,040)	(3,481)[1]
Investor C	(2,246)	(3,461)[1]
Net realized gain:
Institutional	_	(47,630)[1]
Investor A	_	(75)[1]
Investor C	_	(128)[1]
Return of capital:
Institutional	_	(182,680)[1]
Investor A	_	(319)[1]
Investor C	_	(509)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,533,806)	(2,574,065)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	24,036,162	(5,680,828)

Net Assets
Total increase (decrease) in net assets	27,379,550	(10,376,479)
Beginning of period	100,084,340	110,460,819

End of period	$127,463,890	$100,084,340

Distributions in excess of net investment income, end of period	$(302,089)	$(354,496)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Financial Highlights	BlackRock CoreAlpha Bond Fund

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,			Period February 28, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.19		$10.72	$10.50		$10.00

Net investment income[2]	0.14		0.22	0.24		0.25
Net realized and unrealized gain (loss)	0.30		(0.48)	0.26		0.52

Net increase (decrease) from investment operations	0.44		(0.26)	0.50		0.77

Dividends and distributions from:
Net investment income	(0.14)		(0.25)[3]	(0.25)[3]		(0.26)[3]
Net realized gain	—		(0.00)[3,4]	—		—
Return of capital	—		(0.02)[3]	(0.03)[3]		(0.01)[3]

Total dividends and distributions	(0.14)		(0.27)	(0.28)		(0.27)

Net asset value, end of period	$10.49		$10.19	$10.72		$10.50

Total Investment Return[5]
Based on net asset value	4.32%	[6]	(2.44)%	4.82%		7.80%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.36%	[8,9]	0.36% [8]	0.37%	[10]	0.44%	[8,9]

Total expenses after fees waived	0.34%	[8,9]	0.34% [8]	0.34%	[10]	0.35%	[8,9]

Net investment income	2.78%	[8,9]	2.16% [8]	2.22%	[10]	2.93%	[8,9]

Supplemental Data
Net assets, end of period (000)	$126,740		$99,630	$110,020		$59,250

Portfolio turnover of the Master Portfolio	363%		986%	2,128%		1,646%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock CoreAlpha Bond Fund

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.19		$10.72	$10.55

Net investment income[2]	0.13		0.18	0.12
Net realized and unrealized gain (loss)	0.29		(0.48)	0.22

Net increase (decrease) from investment operations	0.42		(0.30)	0.34

Dividends and distributions from:
Net investment income	(0.12)		(0.21)[3]	(0.15)[3]
Net realized gain	—		(0.00)[3,4]	—
Return of capital	—		(0.02)[3]	(0.02)[3]

Total dividends and distributions	(0.12)		(0.23)	(0.17)

Net asset value, end of period	$10.49		$10.19	$10.72

Total Investment Return[5]
Based on net asset value	4.14%	[6]	(2.78)%	3.25%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.71%	[8,9]	0.71% [8]	0.72%	[8,9]

Total expenses after fees waived	0.69%	[8,9]	0.69% [8]	0.70%	[8,9]

Net investment income	2.43%	[8,9]	1.78% [8]	1.80%	[8,9]

Supplemental Data
Net assets, end of period (000)	$434		$166	$168

Portfolio turnover of the Master Portfolio	363%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock CoreAlpha Bond Fund

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.71	$10.55

Net investment income[2]	0.09		0.11	0.06
Net realized and unrealized gain (loss)	0.30		(0.48)	0.21

Net increase (decrease) from investment operations	0.39		(0.37)	0.27

Dividends and distributions from:
Net investment income	(0.08)		(0.14)[3]	(0.10)[3]
Net realized gain	—		(0.00)[3,4]	—
Return of capital	—		(0.02)[3]	(0.01)[3]

Total dividends and distributions	(0.08)		(0.16)	(0.11)

Net asset value, end of period	$10.49		$10.18	$10.71

Total Investment Return[5]
Based on net asset value	3.85%	[6]	(3.51)%	2.61%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.46%	[8,9]	1.46% [8]	1.46%	[8,9]

Total expenses after fees waived	1.44%	[8,9]	1.44% [8]	1.44%	[8,9]

Net investment income	1.67%	[8,9]	1.04% [8]	1.04%	[8,9]

Supplemental Data
Net assets, end of period (000)	$290		$288	$273

Portfolio turnover of the Master Portfolio	363%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	13

Notes to Financial Statements (Unaudited)	BlackRock CoreAlpha Bond Fund

1. Organization:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2014 was 3.6%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has

14	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock CoreAlpha Bond Fund

agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the two years ended December 31, 2013 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,116,120	$42,531,835	9,415,538	$97,015,571
Shares issued to shareholders in reinvestment of dividends and distributions	127,012	1,320,984	180,850	1,880,555
Shares redeemed	(1,943,346)	(20,070,231)	(10,081,298)	(104,613,000)

Net increase (decrease)	2,299,786	$23,782,588	(484,910)	$(5,716,874)

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	15

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Investor A
Shares sold	42,465	$439,766	5,088	$53,807
Shares issued to shareholders in reinvestment of dividends and distributions	365	3,805	309	3,212
Shares redeemed	(17,713)	(183,112)	(4,755)	(49,647)

Net increase	25,117	$260,459	642	$7,372

Investor C
Shares sold	1	$11	15,857	$168,200
Shares issued to shareholders in reinvestment of dividends and distributions	201	2,084	372	3,876
Shares redeemed	(873)	(8,980)	(13,430)	(143,402)

Net increase (decrease)	(671)	$(6,885)	2,799	$28,674

Total Net Increase (Decrease)	2,324,232	$24,036,162	(481,469)	$(5,680,828)

At June 30, 2014, 1,937 Investor A Shares and 1,924 Investor C Shares of the Fund were owned by affiliates.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of June 30, 2014

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	39%
Corporate Bonds	28
U.S. Treasury Obligations	13
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	8
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	61%
AA/Aa	8
A	17
BBB/Baa	12
BB/Ba	1
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	17

Schedule of Investments June 30, 2014 (Unaudited)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc., Class A2 (a):
Series 2005-A, 0.45%, 4/27/26	USD	1,434	$1,431,155
Series 2007-1, 0.26%, 4/25/17		3,002	2,993,852
ACE Securities Corp. Home Equity Loan Trust (a):
Series 2005-AG1, Class A2D, 0.51%, 8/25/35		1,699	1,620,690
Series 2005-HE2, Class M3, 0.87%, 4/25/35		2,670	2,678,043
Series 2005-HE4, Class M2, 0.67%, 7/25/35		3,375	3,347,156
American Credit Acceptance Receivables Trust, Series 2014-1, Class A, 1.14%, 3/12/18 (b)		2,209	2,210,906
American Express Credit Account Master Trust, Class C (b):
Series 2005-2, 0.64%, 10/16/17 (a)		700	699,448
Series 2012-2, 1.29%, 3/15/18		3,230	3,237,907
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class D, 4.20%, 11/08/16		2,600	2,669,690
Series 2011-1, Class C, 2.85%, 8/08/16		2,819	2,839,862
Series 2011-2, Class D, 4.00%, 5/08/17		1,700	1,748,204
Series 2011-3, Class C, 2.86%, 1/09/17		1,900	1,923,611
Series 2012-5, Class B, 1.12%, 11/08/17		3,040	3,051,285
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates (a):
Series 2005-R6, Class A2, 0.35%, 8/25/35		162	160,565
Series 2005-R10, Class A2B, 0.37%, 1/25/36		855	851,263
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 1A3, 0.48%, 12/25/35 (a)		3,386	3,342,630
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.40%, 11/25/37 (a)	USD	308	$306,226
Carfinance Capital Auto Trust, Class A (b):
Series 2013-1A, 1.65%, 7/17/17		1,559	1,564,261
Series 2013-2A, 1.75%, 11/15/17		2,126	2,132,967
Series 2014-1A, 1.46%, 12/17/18		3,930	3,930,506
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.40%, 10/25/37 (a)(b)		5,888	5,872,542
Countrywide Asset-Backed Certificates (a):
Series 2005-4, Class MV1, 0.61%, 10/25/35		122	121,494
Series 2005-8, Class M1, 0.62%, 12/25/35		2,588	2,585,315
CPS Auto Receivables Trust, Series 2011-B, Class B, 5.68%, 9/17/18 (b)		994	1,032,692
Credit Suisse Mortgage Capital Certificates, Series 2006-CF3, Class A1, 0.42%, 10/25/36 (a)(b)		1,969	1,929,925
DT Auto Owner Trust, Series 2012-2A (b):
Class C, 2.72%, 4/17/17		2,300	2,307,514
Class D, 4.35%, 3/15/19		7,820	7,972,709
Exeter Automobile Receivables Trust (b):
Series 2012-2A, Class B, 2.22%, 12/15/17		1,800	1,821,377
Series 2013-1A, Class A, 1.29%, 10/16/17		2,152	2,155,794
Series 2013-1A, Class B, 2.41%, 5/15/18		2,300	2,326,406
Series 2014-1A, Class A, 1.29%, 5/15/18		11,721	11,746,118
Series 2014-2A, Class A, 1.06%, 8/15/18		2,000	1,999,766
First Franklin Mortgage Loan Trust (a):
Series 2004-FF10, Class A3, 1.23%, 9/25/34		31	30,566

Portfolio Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
COP	Certificates of Participation
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NOK	Norwegian Krone
NYSE	New York Stock Exchange
NZD	New Zealand Dollar
REMICS	Real Estate Mortgage Investment Conduits
RB	Revenue Bonds
SEK	Swedish Krona
STRIPS	Separate Trading of Registered Interest and Principal Securities
USD	U.S. Dollar

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
First Franklin Mortgage Loan Trust (a) (concluded):
Series 2005-FF2, Class M2, 0.81%, 3/25/35	USD	886	$885,298
Series 2005-FF4, Class M1, 0.58%, 5/25/35		2,873	2,855,973
Series 2005-FF10, Class A4, 0.47%, 11/25/35		1,077	1,056,101
First Investors Auto Owner Trust, Class A2 (b):
Series 2013-1A, 0.90%, 10/15/18		1,996	2,000,355
Series 2013-3A, 0.89%, 9/15/17		1,534	1,536,998
Series 2014-1A, 0.80%, 2/15/18		4,500	4,501,436
Flagship Credit Auto Trust, Series 2014-1, Class A, 1.21%, 4/15/19 (b)		4,709	4,709,173
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class A2, 1.99%, 10/15/45		7,215	7,272,720
Series 2012-T2, Class B2, 2.48%, 10/15/45		100	100,530
Series 2012-T2, Class C2, 3.96%, 10/15/45		3,726	3,793,068
Series 2012-T2, Class D2, 4.94%, 10/15/45		870	890,967
Series 2013-T1, Class A2, 1.50%, 1/16/46		11,220	11,225,610
Series 2013-T1, Class D2, 3.23%, 1/16/46		1,810	1,822,127
Series 2013-T2, Class A2, 1.15%, 5/16/44		8,200	8,201,640
Series 2013-T2, Class C2, 1.84%, 5/16/44		1,000	1,001,400
Series 2013-T2, Class D2, 2.39%, 5/16/44		1,350	1,349,190
Series 2013-T4, Class C, 1.78%, 8/15/44		1,150	1,150,575
Series 2013-T6, Class A, 1.29%, 9/15/44		3,000	3,001,500
Series 2013-T6, Class C, 1.73%, 9/15/44		900	900,180
Series 2014-T1, Class A, 1.24%, 1/17/45		1,200	1,200,960
Series 2014-T1, Class B, 1.54%, 1/17/45		2,100	2,102,310
Series 2014-T1, Class C, 1.79%, 1/17/45		2,000	2,002,200
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A5, 0.00%, 3/25/36 (c)		4,500	4,140,509
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M3, 0.87%, 9/25/35 (a)		147	146,431
JPMorgan Mortgage Acquisition Corp. (a):
Series 2005-OPT2, Class A1B, 0.44%, 12/25/35		1,330	1,292,149
Series 2007-CH1, Class AV4, 0.28%, 11/25/36		1,074	1,067,094
KeyCorp Student Loan Trust, Series 2006-A (a):
Class 2A3, 0.42%, 6/27/29	USD	7,960	$7,868,012
Class 2A4, 0.54%, 9/27/35		2,120	2,036,120
MASTR Asset-Backed Securities Trust, Series 2006-FRE1, Class A3, 0.33%, 12/25/35 (a)		432	430,875
Morgan Stanley ABS Capital I, Inc. Trust (a):
Series 2005-HE3, Class M2, 0.93%, 7/25/35		748	747,807
Series 2005-WMC4, Class M4, 1.10%, 4/25/35		5,270	5,276,469
The National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.49%, 6/25/27		2,556	2,530,473
Series 2004-2, Class A4, 0.46%, 11/27/28		3,112	3,068,800
Series 2005-2, Class A3, 0.34%, 2/25/28		3,421	3,403,807
Series 2005-3, Class A3, 0.39%, 7/25/28		11,798	11,731,470
Series 2005-3, Class A4, 0.43%, 4/25/29		2,258	2,185,968
Series 2006-1, Class A3, 0.34%, 5/25/26		793	787,379
Series 2006-2, Class A2, 0.30%, 7/25/26		7,649	7,596,233
Series 2007-4, Class A2A3, 6.50%, 12/26/25		1,250	1,244,011
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 1.00%, 2/15/45 (b)		1,650	1,647,393
New Residential Advance Receivables Trust, Series 2014-T1 (b):
Class A1, 1.27%, 3/15/45		3,700	3,704,070
Class B1, 1.67%, 3/15/45		1,300	1,300,650
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class A3, 0.29%, 3/25/36 (a)		341	340,083
ORES NPL LLC, Series 2014-LV3, Class A, 3.00%, 3/27/24 (b)		3,806	3,806,339
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (a):
Series 2004-MHQ1, Class M1, 1.20%, 12/25/34		67	66,588
Series 2004-WWF1, Class M2, 1.17%, 12/25/34		1,566	1,567,947
Series 2005-WCW3, Class A2C, 0.53%, 8/25/35		3,567	3,501,312
RAMP Trust (a):
Series 2005-RS6, Class M1, 0.65%, 6/25/35		3,032	2,991,304
Series 2005-RZ4, Class A2, 0.41%, 11/25/35		7	6,666
RASC Trust, Series 2005-AHL3, Class A2, 0.39%, 11/25/35 (a)		2,736	2,669,359
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (b)		4,442	4,449,957

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	USD	826	$832,713
Series 2010-3, Class C, 3.06%, 11/15/17		3,523	3,581,237
Series 2010-B, Class C, 3.02%, 10/17/16 (b)		2,121	2,127,009
Series 2011-1, Class C, 3.11%, 5/16/16		5,000	5,037,810
Series 2011-1, Class D, 4.01%, 2/15/17		14,720	15,182,753
Series 2011-3, Class D, 4.23%, 5/15/17		3,900	4,058,180
Series 2011-4, Class C, 3.82%, 8/15/17		3,490	3,562,700
Series 2011-4, Class D, 4.74%, 9/15/17		1,220	1,283,054
Series 2012-1, Class C, 3.78%, 11/15/17		300	307,971
Series 2012-2, Class B, 2.09%, 8/15/16		3,219	3,231,057
Series 2012-2, Class C, 3.20%, 2/15/18		3,648	3,730,295
Series 2012-2, Class D, 3.87%, 2/15/18		2,000	2,082,034
Series 2012-3, Class D, 3.64%, 5/15/18		13,100	13,679,583
Series 2012-4, Class B, 1.83%, 3/15/17		2,800	2,819,124
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		5,600	5,640,527
Series 2013-1, Class C, 1.76%, 1/15/19		2,821	2,846,358
Series 2013-2, Class B, 1.33%, 3/15/18		3,005	3,024,977
Series 2013-3, Class C, 1.81%, 4/15/19		2,590	2,605,903
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		2,300	2,332,080
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		4,100	4,232,176
Series 2014-1, Class B, 1.59%, 10/15/18		4,320	4,341,803
Series 2014-1, Class C, 2.36%, 4/15/20		3,020	3,069,673
Series 2014-2, Class C, 2.33%, 11/15/19		2,500	2,524,420
SLM Private Credit Student Loan Trust (a):
Series 2003-A, Class A2, 0.67%, 9/15/20		9,976	9,913,944
Series 2003-B, Class A2, 0.63%, 3/15/22		2,776	2,772,950
Series 2003-C, Class A2, 0.62%, 9/15/20		2,342	2,312,542
Series 2004-A, Class A2, 0.43%, 3/16/20		4,840	4,820,897
Series 2004-B, Class A2, 0.43%, 6/15/21		8,468	8,393,566
Series 2005-A, Class A2, 0.37%, 12/15/20		1,696	1,691,476
SLM Private Credit Student Loan Trust (a) (concluded):
Series 2005-B, Class A2, 0.41%, 3/15/23	USD	6,361	$6,298,851
Series 2006-B, Class A4, 0.41%, 3/15/24		5,120	5,077,580
SLM Private Education Loan Trust (a)(b):
Series 2010-A, Class 1A, 3.20%, 5/16/44		4,056	4,205,015
Series 2011-A, Class A1, 1.15%, 10/15/24		9,908	9,950,087
Series 2011-B, Class A1, 1.00%, 12/16/24		1,286	1,292,532
Series 2011-C, Class A1, 1.55%, 12/15/23		1,353	1,364,420
Series 2012-A, Class A1, 1.55%, 8/15/25		2,403	2,435,400
Series 2012-B, Class A1, 1.25%, 12/15/21		4,885	4,904,835
Series 2012-C, Class A1, 1.25%, 8/15/23		2,668	2,688,214
Series 2012-D, Class A1, 1.20%, 6/15/23		1,942	1,953,513
Series 2012-E, Class A1, 0.90%, 10/16/23		11,767	11,815,884
Series 2013-A, Class A1, 0.75%, 8/15/22		6,407	6,418,714
Series 2013-B, Class A1, 0.80%, 7/15/22		9,414	9,437,940
Series 2013-C, Class A1, 1.00%, 2/15/22		4,904	4,928,776
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3, 0.67%, 12/25/35 (a)		4,045	3,917,538
Terwin Mortgage Trust, Series 2006-5, Class 2A2, 0.36%, 6/25/37 (a)(b)		4,219	4,108,287
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 0.85%, 12/10/18 (a)(b)		9,690	9,723,334
Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A1, 3.13%, 4/27/54 (b)(d)		6,500	6,500,000
Vericrest Opportunity Loan Trust XIX LLC, Series 2013-NPL5, Class A1, 3.63%, 4/25/55 (b)(d)		2,294	2,304,263
Vericrest Opportunity Loan Trust XXI LLC, Series 2013-NPL7, Class A1, 3.63%, 11/25/53 (b)(d)		3,099	3,114,373
Total Asset-Backed Securities — 12.7%			454,286,399

Corporate Bonds
Aerospace & Defense — 0.7%
Crane Co., 2.75%, 12/15/18		688	703,678
Eaton Corp., 0.95%, 11/02/15		3,000	3,013,224
L-3 Communications Corp.:
3.95%, 11/15/16		1,250	1,328,709
1.50%, 5/28/17		520	520,711
4.75%, 7/15/20		2,400	2,628,948
4.95%, 2/15/21		7,468	8,276,262
3.95%, 5/28/24		565	568,857

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Aerospace & Defense (concluded)
Lockheed Martin Corp.:
3.35%, 9/15/21	USD	4,039	$4,194,603
4.85%, 9/15/41		2,000	2,197,514

			23,432,506
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40		400	447,599
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27		4,400	4,532,000
Auto Components — 0.5%
Delphi Corp.:
5.00%, 2/15/23		850	913,750
4.15%, 3/15/24		3,200	3,322,691
Johnson Controls, Inc.:
1.40%, 11/02/17		3,330	3,327,679
3.63%, 7/02/24		1,525	1,531,719
4.63%, 7/02/44		1,805	1,806,426
Lear Corp.:
4.75%, 1/15/23		1,000	995,000
5.38%, 3/15/24		3,775	3,878,813

			15,776,078
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.63%, 2/01/44		2,500	2,601,050
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		1,500	1,361,850
Bottling Group LLC, 5.13%, 1/15/19		1,100	1,248,109
Diageo Capital PLC, 0.63%, 4/29/16		2,800	2,797,998
Diageo Finance BV, 3.25%, 1/15/15		2,000	2,031,086
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,292,734
PepsiCo, Inc.:
7.90%, 11/01/18		2,000	2,489,472
2.75%, 3/01/23		3,400	3,323,813
3.60%, 3/01/24		4,000	4,120,568
4.88%, 11/01/40		1,000	1,086,762
3.60%, 8/13/42		2,000	1,784,902

			24,138,344
Biotechnology — 0.7%
Amgen, Inc., 2.30%, 6/15/16		3,240	3,331,504
Biogen Idec, Inc., 6.88%, 3/01/18		5,328	6,272,106
Celgene Corp.:
2.30%, 8/15/18		4,700	4,776,041
3.95%, 10/15/20		3,900	4,113,053
Gilead Sciences, Inc.:
3.05%, 12/01/16		1,400	1,467,094
2.05%, 4/01/19		5,000	5,003,355

			24,963,153
Capital Markets — 2.6%
The Bank of New York Mellon Corp., 0.70%, 3/04/16		4,600	4,609,108
The Bear Stearns Cos. LLC:
5.70%, 11/15/14		800	815,386
6.40%, 10/02/17		2,500	2,882,328
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18		3,700	4,203,385
6.15%, 4/01/18		1,500	1,720,230
Capital Markets (concluded)
The Goldman Sachs Group, Inc. (concluded):
2.90%, 7/19/18	USD	4,700	$4,842,269
2.63%, 1/31/19		2,700	2,736,698
7.50%, 2/15/19		1,200	1,464,427
6.00%, 6/15/20		3,500	4,079,617
5.75%, 1/24/22		1,400	1,620,058
3.63%, 1/22/23		750	753,226
6.75%, 10/01/37		5,350	6,436,232
6.25%, 2/01/41		4,250	5,184,588
4.80%, 7/08/44 (e)		3,500	3,482,920
Invesco Finance PLC, 5.38%, 11/30/43		2,400	2,715,050
Legg Mason, Inc., 2.70%, 7/15/19		4,335	4,365,479
Morgan Stanley:
1.75%, 2/25/16		3,000	3,042,606
4.75%, 3/22/17		3,300	3,592,839
6.25%, 8/28/17		1,500	1,709,523
2.50%, 1/24/19		3,800	3,842,560
5.63%, 9/23/19		10,000	11,502,090
3.75%, 2/25/23		7,500	7,629,592
4.10%, 5/22/23		2,900	2,941,798
6.38%, 7/24/42		2,700	3,425,876
Series F, 3.88%, 4/29/24		2,800	2,833,936

			92,431,821
Chemicals — 1.0%
CF Industries, Inc., 5.38%, 3/15/44		725	777,376
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,914,184
LYB International Finance BV:
4.00%, 7/15/23		4,150	4,356,736
4.88%, 3/15/44		2,200	2,293,709
LyondellBasell Industries NV:
5.00%, 4/15/19		5,300	5,978,273
6.00%, 11/15/21		7,300	8,729,012
Monsanto Co.:
2.13%, 7/15/19		2,615	2,621,462
2.75%, 7/15/21		1,170	1,169,544
4.40%, 7/15/44		2,155	2,159,732
RPM International, Inc., 6.13%, 10/15/19		2,453	2,823,761

			33,823,789
Commercial Banks — 2.2%
ANZ New Zealand International Ltd., 1.13%, 3/24/16 (b)		2,500	2,514,147
Bank of Nova Scotia:
0.95%, 3/15/16		4,200	4,225,259
1.10%, 12/13/16		5,000	5,015,145
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/19		3,500	3,544,548
Discover Bank/Greenwood Delaware, 2.00%, 2/21/18		2,600	2,615,488
Export-Import Bank of Korea:
4.00%, 1/29/21		1,446	1,536,369
4.00%, 1/14/24		2,500	2,661,525
Fifth Third Bancorp:
0.90%, 2/26/16		2,900	2,907,465
2.30%, 3/01/19		3,800	3,819,809
HSBC Bank USA NA, 5.88%, 11/01/34		1,700	2,046,142
HSBC Holdings PLC:
6.50%, 9/15/37		1,700	2,096,194
5.25%, 3/14/44		525	562,170

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
Rabobank Nederland, 3.88%, 2/08/22	USD	3,800	$4,025,367
Royal Bank of Canada, 0.85%, 3/08/16		4,600	4,624,840
Svenska Handelsbanken AB, 2.25%, 6/17/19		5,000	5,026,880
U.S. Bancorp, 2.20%, 11/15/16		4,000	4,125,124
Wachovia Bank NA, 6.00%, 11/15/17		5,400	6,186,796
Wells Fargo & Co.:
1.15%, 6/02/17		5,200	5,190,848
2.13%, 4/22/19		8,100	8,127,686
3.00%, 1/22/21		4,700	4,795,166
4.10%, 6/03/26		1,900	1,923,938

			77,570,906
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42		1,600	1,533,310
GATX Corp., 2.50%, 7/30/19		1,500	1,509,653
RR Donnelley & Sons Co., 6.00%, 4/01/24		1,600	1,616,000

			4,658,963
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		5,000	5,038,850
Computers & Peripherals — 0.7%
Apple, Inc.:
2.85%, 5/06/21		8,500	8,573,227
2.40%, 5/03/23		1,300	1,228,096
3.85%, 5/04/43		5,300	4,875,094
4.45%, 5/06/44		1,700	1,722,547
Hewlett-Packard Co.:
3.00%, 9/15/16		3,000	3,124,059
2.75%, 1/14/19		4,000	4,101,436

			23,624,459
Consumer Finance — 0.3%
Capital One Bank USA NA, 2.15%, 11/21/18		2,150	2,162,373
Caterpillar Financial Services Corp., 0.70%, 2/26/16		3,600	3,603,867
MasterCard, Inc.:
2.00%, 4/01/19		1,955	1,962,957
3.38%, 4/01/24		3,000	3,044,559

			10,773,756
Diversified Financial Services — 4.2%
American Express Credit Corp.:
2.75%, 9/15/15		2,600	2,668,097
2.38%, 3/24/17		3,000	3,101,436
2.13%, 3/18/19		5,000	5,021,250
American Honda Finance Corp., 1.13%, 10/07/16		4,635	4,662,254
Associates Corp. of North America, 6.95%, 11/01/18		964	1,151,251
Bank of America Corp.:
6.88%, 4/25/18		3,550	4,182,365
5.49%, 3/15/19		1,500	1,686,673
5.63%, 7/01/20		4,500	5,176,953
5.70%, 1/24/22		8,000	9,283,064
3.30%, 1/11/23		3,400	3,351,230
4.13%, 1/22/24		5,000	5,154,965
6.11%, 1/29/37		1,300	1,499,728
4.88%, 4/01/44		2,975	3,070,007
Diversified Financial Services (concluded)
BNP Paribas SA:
1.38%, 3/17/17	USD	5,000	$5,001,750
2.40%, 12/12/18		4,000	4,034,496
Citigroup, Inc.:
6.38%, 8/12/14		712	716,738
4.45%, 1/10/17		4,200	4,523,438
2.50%, 9/26/18		3,000	3,048,897
8.50%, 5/22/19		1,600	2,045,106
5.38%, 8/09/20		5,000	5,729,700
6.13%, 8/25/36		800	916,159
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		2,900	2,951,953
1.70%, 5/09/16		2,800	2,835,652
3.00%, 6/12/17		5,400	5,633,550
1.72%, 12/06/17		5,100	5,102,076
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,045,770
2.30%, 1/14/19		4,000	4,080,496
4.38%, 9/16/20		4,000	4,417,692
4.63%, 1/07/21		1,600	1,781,661
6.75%, 3/15/32		500	659,580
6.88%, 1/10/39		2,100	2,820,884
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		1,525	1,570,750
6.00%, 8/01/20		1,725	1,847,906
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18		3,000	3,068,772
Jefferies Group LLC, 5.13%, 1/20/23		940	1,007,741
JPMorgan Chase & Co.:
1.13%, 2/26/16		4,500	4,521,168
2.00%, 8/15/17		4,100	4,169,507
4.25%, 10/15/20		6,000	6,508,998
3.25%, 9/23/22		2,600	2,611,869
3.20%, 1/25/23		6,900	6,850,837
3.38%, 5/01/23		1,800	1,766,734
5.60%, 7/15/41		1,000	1,172,813
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	909,976
Leucadia National Corp., 5.50%, 10/18/23		3,900	4,142,674

			148,504,616
Diversified Telecommunication Services — 1.6%
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,288,084
2.38%, 11/27/18		5,565	5,658,320
3.00%, 2/15/22		2,400	2,389,262
5.35%, 9/01/40		1,231	1,338,983
5.55%, 8/15/41		5,000	5,606,260
4.80%, 6/15/44		3,500	3,573,007
British Telecommunications PLC, 1.25%, 2/14/17		1,550	1,551,395
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		4,250	4,266,503
Verizon Communications, Inc.:
2.00%, 11/01/16		5,500	5,615,115
1.35%, 6/09/17		5,200	5,198,263
3.65%, 9/14/18		4,500	4,812,665
5.05%, 3/15/34		3,200	3,415,251

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
6.90%, 4/15/38	USD	900	$1,158,667
7.35%, 4/01/39		1,700	2,269,401
4.75%, 11/01/41		2,100	2,119,257
6.55%, 9/15/43		5,275	6,638,276

			56,898,709
Electric Utilities — 1.5%
Commonwealth Edison Co.:
4.70%, 4/15/15		1,000	1,034,368
4.70%, 1/15/44		2,101	2,292,958
Series 100, 5.88%, 2/01/33		3,500	4,261,173
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,160,173
5.05%, 9/15/19		2,000	2,265,064
Duke Energy Florida, Inc., 3.85%, 11/15/42		2,500	2,375,655
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,496,154
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,664,720
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19		3,500	3,569,996
Nisource Finance Corp., 4.80%, 2/15/44		1,125	1,137,374
Northern States Power Co., 5.25%, 7/15/35		2,500	2,914,300
Pacific Gas & Electric Co.:
5.63%, 11/30/17		1,500	1,696,154
3.25%, 9/15/21		2,900	2,990,985
3.75%, 8/15/42		3,000	2,741,466
PacifiCorp:
5.50%, 1/15/19		1,300	1,496,990
6.25%, 10/15/37		1,000	1,300,852
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,482,323
4.40%, 1/15/21		3,700	4,054,427
3.15%, 4/01/22		950	952,828
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,934,242
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,203,264

			55,025,466
Electrical Equipment — 0.1%
Roper Industries, Inc., 2.05%, 10/01/18		3,500	3,505,677
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,355,839
Food & Staples Retailing — 0.3%
CVS Caremark Corp.:
6.13%, 8/15/16		2,300	2,554,306
2.25%, 12/05/18		3,125	3,163,241
Wal-Mart Stores, Inc.:
1.13%, 4/11/18		2,000	1,973,314
5.63%, 4/01/40		3,500	4,236,295

			11,927,156
Food Products — 0.5%
Kellogg Co.:
4.45%, 5/30/16		100	106,604
3.25%, 5/21/18		1,550	1,631,604
Food Products (concluded)
Mead Johnson Nutrition Co., 4.90%, 11/01/19	USD	4,500	$5,000,171
Mondelez International, Inc.:
4.13%, 2/09/16		2,000	2,103,144
2.25%, 2/01/19		4,000	4,027,384
Unilever Capital Corp., 2.20%, 3/06/19		3,400	3,449,201

			16,318,108
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42		1,800	1,701,020
Health Care Equipment & Supplies — 0.7%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,652,523
Boston Scientific Corp., 2.65%, 10/01/18		2,000	2,044,468
CareFusion Corp.:
1.45%, 5/15/17		650	649,514
3.88%, 5/15/24		1,640	1,656,963
Covidien International Finance SA:
4.20%, 6/15/20		5,045	5,498,989
3.20%, 6/15/22		6,600	6,638,696
6.55%, 10/15/37		2,600	3,413,740
Stryker Corp., 4.38%, 5/15/44		3,000	2,985,048

			24,539,941
Health Care Providers & Services — 0.9%
AmerisourceBergen Corp., 1.15%, 5/15/17		6,000	5,992,980
Cardinal Health, Inc., 1.70%, 3/15/18		2,200	2,192,159
Express Scripts Holding Co., 3.13%, 5/15/16		3,000	3,125,475
HCA, Inc., 3.75%, 3/15/19		3,370	3,399,488
Humana, Inc., 6.45%, 6/01/16		4,100	4,515,945
McKesson Corp.:
1.40%, 3/15/18		4,500	4,443,791
4.88%, 3/15/44		800	840,126
UnitedHealth Group, Inc., 4.70%, 2/15/21		3,100	3,452,222
WellPoint, Inc., 5.25%, 1/15/16		2,890	3,088,040

			31,050,226
Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc., 2.60%, 5/15/18		1,200	1,199,995
McDonald’s Corp.:
3.25%, 6/10/24		4,000	4,011,424
6.30%, 10/15/37		1,000	1,292,356
4.88%, 7/15/40		1,600	1,759,290
Starbucks Corp., 0.88%, 12/05/16		2,450	2,452,379
Wyndham Worldwide Corp.:
4.25%, 3/01/22		1,550	1,593,061
3.90%, 3/01/23		1,550	1,557,063
Yum! Brands, Inc.:
4.25%, 9/15/15		2,000	2,086,492
5.30%, 9/15/19		2,241	2,487,514
6.88%, 11/15/37		542	695,326

			19,134,900

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Products — 0.1%
Kimberly-Clark Corp., 2.40%, 3/01/22	USD	1,250	$1,218,586
Whirlpool Corp., 1.35%, 3/01/17		2,525	2,526,631

			3,745,217
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20		3,200	3,606,649
Exelon Generation Co. LLC, 5.75%, 10/01/41		500	554,649
PSEG Power LLC:
2.45%, 11/15/18		400	404,813
4.15%, 9/15/21		1,150	1,214,712
Southern Power Co., 5.15%, 9/15/41		1,000	1,108,924

			6,889,747
Insurance — 0.8%
ACE INA Holdings, Inc., 3.35%, 5/15/24		3,155	3,182,471
Aflac, Inc., 8.50%, 5/15/19		1,500	1,934,074
Berkshire Hathaway, Inc., 1.90%, 1/31/17		2,400	2,457,758
Fidelity National Financial, Inc., 5.50%, 9/01/22		1,225	1,337,005
Genworth Holdings, Inc., 4.80%, 2/15/24		1,295	1,383,807
Markel Corp.:
5.35%, 6/01/21		1,300	1,460,373
3.63%, 3/30/23		1,300	1,296,954
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15		192	203,341
4.80%, 7/15/21		1,600	1,777,072
3.50%, 6/03/24		1,875	1,872,458
Protective Life Corp., 8.45%, 10/15/39		800	1,164,870
Prudential Financial, Inc., 4.75%, 9/17/15		3,900	4,093,108
Willis Group Holdings PLC:
4.13%, 3/15/16		2,600	2,718,563
5.75%, 3/15/21		2,700	3,033,126
XLIT Ltd., 5.75%, 10/01/21		1,400	1,632,480

			29,547,460
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17		2,600	2,584,340
Internet Software & Services — 0.3%
Baidu, Inc.:
3.25%, 8/06/18		7,000	7,232,155
2.75%, 6/09/19		1,072	1,076,175
VeriSign, Inc., 4.63%, 5/01/23		1,325	1,308,968

			9,617,298
IT Services — 0.3%
International Business Machines Corp.:
2.00%, 1/05/16		8,600	8,798,909
7.63%, 10/15/18		2,050	2,534,661

			11,333,570
Leisure Equipment & Products — 0.2%
Hasbro, Inc., 3.15%, 5/15/21		1,015	1,020,434
Mattel, Inc., 2.50%, 11/01/16		750	774,714
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		3,654	3,836,700

			5,631,848
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.25%, 11/20/14	USD	1,600	$1,617,248
3.20%, 3/01/16		2,800	2,908,730

			4,525,978
Machinery — 0.4%
Caterpillar, Inc., 4.30%, 5/15/44		4,210	4,220,449
Danaher Corp., 2.30%, 6/23/16		450	464,597
Dover Corp., 4.30%, 3/01/21		2,400	2,637,821
Illinois Tool Works, Inc., 1.95%, 3/01/19		4,000	4,004,456
Ingersoll-Rand Global Holding Co., Ltd.:
2.88%, 1/15/19		400	410,031
5.75%, 6/15/43		1,500	1,747,820
Trinity Acquisition PLC, 6.13%, 8/15/43		1,100	1,219,825

			14,704,999
Media — 1.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b):
5.25%, 2/15/22		800	822,000
5.63%, 2/15/24		800	826,000
Comcast Corp.:
5.70%, 5/15/18		2,450	2,822,437
3.13%, 7/15/22		2,550	2,587,906
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		3,600	3,677,227
4.45%, 4/01/24		1,200	1,272,389
5.15%, 3/15/42		4,500	4,725,598
DISH DBS Corp.:
7.88%, 9/01/19		2,700	3,206,250
6.75%, 6/01/21		1,200	1,368,000
Grupo Televisa SAB, 5.00%, 5/13/45		675	676,343
NBCUniversal Enterprise, Inc. (b):
1.66%, 4/15/18		1,000	999,346
1.97%, 4/15/19		2,700	2,677,288
Scripps Networks Interactive, Inc., 2.70%, 12/15/16		2,300	2,393,106
Thomson Reuters Corp., 0.88%, 5/23/16		1,600	1,599,347
Time Warner Cable, Inc.:
5.00%, 2/01/20		2,300	2,577,401
4.50%, 9/15/42		2,200	2,141,658
Time Warner, Inc., 2.10%, 6/01/19		4,100	4,079,135
Viacom, Inc.:
2.50%, 9/01/18		4,300	4,395,013
2.20%, 4/01/19		5,000	5,013,445

			47,859,889
Metals & Mining — 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		2,000	2,040,322
Xstrata Canada Corp., 6.20%, 6/15/35		600	649,510
Xstrata Finance Canada Ltd., 6.00%, 11/15/41 (b)		650	717,323

			3,407,155
Multi-Utilities — 0.3%
Consolidated Edison Co. of New York, Inc., Series 12-A, 4.20%, 3/15/42		2,400	2,372,844

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Multi-Utilities (concluded)
Dominion Resources, Inc.:
6.40%, 6/15/18	USD	4,050	$4,747,608
4.45%, 3/15/21		2,100	2,308,110
4.05%, 9/15/42		1,700	1,578,447
SCANA Corp., 4.13%, 2/01/22		500	522,801

			11,529,810
Multiline Retail — 0.0%
Nordstrom, Inc., 4.00%, 10/15/21		1,200	1,284,538
Oil, Gas & Consumable Fuels — 3.4%
BP Capital Markets PLC:
3.13%, 10/01/15		700	723,415
3.20%, 3/11/16		1,500	1,566,289
2.24%, 5/10/19		6,400	6,454,938
3.56%, 11/01/21		1,900	1,986,667
3.81%, 2/10/24		5,100	5,269,075
Buckeye Partners LP:
2.65%, 11/15/18		4,900	4,981,712
4.88%, 2/01/21		550	600,627
4.15%, 7/01/23		3,100	3,195,089
Chevron Corp., 2.43%, 6/24/20		4,950	5,022,899
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		875	868,216
CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17		6,800	6,817,456
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16		500	554,001
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	2,055,002
Ecopetrol SA, 5.88%, 5/28/45		1,450	1,499,706
Encana Corp., 6.50%, 5/15/19		400	476,154
Energy Transfer Equity LP, 7.50%, 10/15/20		5,998	6,927,690
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,103,671
9.00%, 4/15/19		373	476,665
4.15%, 10/01/20		3,950	4,176,035
Enterprise Products Operating LLC:
3.20%, 2/01/16		3,000	3,116,493
5.20%, 9/01/20		500	570,838
5.75%, 3/01/35		1,500	1,732,800
5.95%, 2/01/41		900	1,071,268
Hess Corp.:
1.30%, 6/15/17		1,110	1,111,874
3.50%, 7/15/24		1,440	1,442,845
Husky Energy, Inc.:
3.95%, 4/15/22		5,300	5,606,971
4.00%, 4/15/24		1,625	1,688,147
6.80%, 9/15/37		1,000	1,320,335
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		850	861,960
Magellan Midstream Partners LP, 5.15%, 10/15/43		2,100	2,301,022
Marathon Oil Corp., 0.90%, 11/01/15		1,300	1,304,566
Petrobras International Finance Co.:
5.38%, 1/27/21		3,100	3,230,913
6.75%, 1/27/41		500	515,000
Petroleos Mexicanos:
5.50%, 1/21/21		1,100	1,234,750
4.88%, 1/24/22		1,300	1,406,340
Oil, Gas & Consumable Fuels (concluded)
Petroleos Mexicanos (concluded):
6.50%, 6/02/41	USD	4,800	$5,580,000
6.38%, 1/23/45 (b)		3,900	4,528,875
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/01/19		600	772,459
Statoil ASA, 1.95%, 11/08/18		2,840	2,864,248
Sunoco Logistics Partners Operations LP:
3.45%, 1/15/23		4,400	4,340,376
6.10%, 2/15/42		900	1,038,424
4.95%, 1/15/43		900	902,741
5.30%, 4/01/44		1,700	1,788,669
Total Capital International SA:
2.10%, 6/19/19		5,300	5,323,659
2.75%, 6/19/21		5,200	5,211,362
TransCanada PipeLines Ltd., 6.50%, 8/15/18		2,850	3,384,506
The Williams Cos., Inc., 4.55%, 6/24/24		2,765	2,792,376
Williams Partners LP, 3.80%, 2/15/15		800	815,388

			122,614,512
Pharmaceuticals — 1.2%
AbbVie, Inc., 1.20%, 11/06/15		1,300	1,308,778
Allergan, Inc., 1.35%, 3/15/18		2,950	2,847,544
AstraZeneca PLC:
6.45%, 9/15/37		2,500	3,244,675
4.00%, 9/18/42		2,425	2,310,559
Eli Lilly & Co.:
5.55%, 3/15/37		1,700	2,030,898
4.65%, 6/15/44		3,700	3,907,836
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		4,500	4,441,842
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,506,187
5.65%, 5/15/18		1,200	1,376,287
6.38%, 5/15/38		500	646,757
Novartis Capital Corp.:
3.40%, 5/06/24		4,600	4,659,133
4.40%, 5/06/44		4,300	4,475,470
Pfizer, Inc., 6.20%, 3/15/19		1,500	1,780,658
Sanofi:
2.63%, 3/29/16		2,400	2,485,769
1.25%, 4/10/18		2,900	2,861,955
Zoetis, Inc., 1.15%, 2/01/16		3,000	3,018,843

			43,903,191
Professional Services — 0.0%
The Dun & Bradstreet Corp., 2.88%, 11/15/15		600	616,384
Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
4.63%, 4/01/15		4,000	4,119,956
4.50%, 1/15/18		2,100	2,288,143
3.40%, 2/15/19		1,768	1,849,602
5.05%, 9/01/20		1,300	1,448,546
4.70%, 3/15/22		2,900	3,118,579
5.00%, 2/15/24		3,000	3,258,384
Corrections Corp. of America:
4.13%, 4/01/20		2,900	2,878,250
4.63%, 5/01/23		2,425	2,376,500

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) (concluded)
Host Hotels & Resorts LP, 3.75%, 10/15/23	USD	525	$520,264
Simon Property Group LP:
5.65%, 2/01/20		1,000	1,168,285
4.75%, 3/15/42		1,900	2,020,486

			25,046,995
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		2,000	1,967,384
5.40%, 6/01/41		2,700	3,100,081
Canadian Pacific Railway Co., 7.13%, 10/15/31		1,000	1,321,576
Norfolk Southern Corp., 5.75%, 1/15/16		2,425	2,605,003
Union Pacific Corp.:
2.25%, 2/15/19		1,100	1,119,396
6.13%, 2/15/20		1,300	1,509,352

			11,622,792
Semiconductors & Semiconductor Equipment — 0.8%
Altera Corp., 2.50%, 11/15/18		4,000	4,061,444
Intel Corp.:
3.30%, 10/01/21		2,100	2,174,500
4.80%, 10/01/41		350	370,652
4.25%, 12/15/42		2,100	2,057,565
Maxim Integrated Products, Inc.:
2.50%, 11/15/18		1,220	1,234,406
3.38%, 3/15/23		2,000	1,952,532
Seagate HDD Cayman (b):
3.75%, 11/15/18		7,500	7,668,750
4.75%, 6/01/23		3,100	3,123,250
4.75%, 1/01/25		4,400	4,367,000
Xilinx, Inc., 2.13%, 3/15/19		1,400	1,402,475

			28,412,574
Software — 0.2%
Oracle Corp.:
5.25%, 1/15/16		1,500	1,607,103
5.75%, 4/15/18		550	632,033
2.80%, 7/08/21 (e)		2,945	2,940,730
4.50%, 7/08/44 (e)		3,000	2,998,530

			8,178,396
Specialty Retail — 1.2%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,304,845
AutoZone, Inc., 1.30%, 1/13/17		3,850	3,859,405
The Gap, Inc., 5.95%, 4/12/21		5,635	6,521,295
The Home Depot, Inc.:
5.88%, 12/16/36		2,500	3,092,440
5.40%, 9/15/40		2,000	2,319,472
5.95%, 4/01/41		800	1,002,622
4.40%, 3/15/45		1,320	1,340,067
L Brands, Inc.:
6.90%, 7/15/17		2,167	2,459,545
8.50%, 6/15/19		4,000	4,910,000
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,727,456
QVC, Inc., 4.38%, 3/15/23		4,275	4,342,536
The Sherwin-Williams Co., 3.13%, 12/15/14		3,300	3,340,415

			42,220,098
Tobacco — 1.1%
Altria Group, Inc.:
4.13%, 9/11/15	USD	2,600	$2,705,329
5.38%, 1/31/44		9,200	10,077,073
Lorillard Tobacco Co., 3.50%, 8/04/16		650	679,996
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,936,490
1.88%, 1/15/19		3,550	3,541,594
2.90%, 11/15/21		3,400	3,427,846
6.38%, 5/16/38		2,500	3,207,532
4.88%, 11/15/43		700	753,911
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	1,999,614
3.25%, 11/01/22		2,300	2,218,953
4.85%, 9/15/23		2,900	3,107,393
4.75%, 11/01/42		1,700	1,621,091
6.15%, 9/15/43		1,000	1,145,147

			39,421,969
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., 4.88%, 4/15/22		2,800	2,894,500
Vodafone Group PLC, 5.63%, 2/27/17		950	1,057,155

			3,951,655
Total Corporate Bonds — 33.4%			1,191,824,297

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41		1,500	1,612,500
Hashemite Kingdom of Jordan Government AID Bond, 1.95%, 6/23/19		5,226	5,235,868
Mexico Government International Bond:
3.50%, 1/21/21		2,915	3,027,227
6.75%, 9/27/34		2,400	3,108,000
6.05%, 1/11/40		1,300	1,575,600
Uruguay Government International Bond, 5.10%, 6/18/50		3,200	3,160,000
Total Foreign Agency Obligations — 0.5%			17,719,195

Municipal Bonds
Bay Area Toll Authority, RB, San Francisco Toll Bridge:
Build America Bonds, Series S-1, 7.04%, 4/01/50		800	1,149,400
Series F-2, 6.26%, 4/01/49		425	571,285
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.39%, 6/27/22 (a)		463	462,886
Chicago Transit Authority, RB, Series B, 6.90%, 12/01/40		450	558,423
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37		875	853,414

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)			Value
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	USD	900		$1,263,357
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40		150		179,474
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45		1,320		1,845,835
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38		450		541,413
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 6/15/42		1,000		1,294,310
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40		150		187,710
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41		450		609,431
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 4/01/48		600		778,878
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 1.30%, 7/01/16		1,725		1,738,593
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40		1,200		1,407,324
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41		700		979,300
Series F, 7.41%, 1/01/40		700		1,008,735
Port Authority of New York & New Jersey, RB, 164th Series, 5.65%, 11/01/40		800		967,096
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62		700		713,489
State of California, GO, Various Purpose:
7.55%, 4/01/39		1,150		1,711,211
Build America Bonds, 7.63%, 3/01/40		1,150		1,691,374
Build America Bonds, 7.60%, 11/01/40		250		378,735
State of Illinois, GO:
Build America Bonds, 7.35%, 7/01/35		650		780,728
Pension, 5.10%, 6/01/33		1,000		1,002,020
State of Mississippi, GO, Refunding, Build America Bonds, Series F, 5.25%, 11/01/34		600		683,352
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40		675		805,457
State of Oregon Department of Transportation, RB, Sub-Lien, Series A, 5.83%, 11/15/34	USD	400		$500,256
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31		1,000		1,090,480
University of Missouri, RB, Build America Bonds, Series A, 5.79%, 11/01/41		300		381,798
Total Municipal Bonds — 0.7%				26,135,764

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.4%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 8A11, 0.38%, 7/25/35 (a)		413		411,317
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 2/25/21		264		274,530
Citigroup Mortgage Loan Trust, Series 2014-A, Class A, 4.00%, 1/25/35 (a)(b)		1,525		1,588,005
Connecticut Avenue Securities Series, Series 2014-C01, Class M1, 1.75%, 1/25/24 (a)		4,455		4,531,579
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		361		374,831
CSMC Trust (a)(b):
Series 2009-13R, Class 5A1, 0.98%, 1/26/35		6,039		5,988,711
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		3,800		3,820,918
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		1,528		1,562,219
Series 2013-8R, Class 7A1, 0.31%, 4/27/37		1,528		1,455,150
Series 2013-8R, Class 8A1, 0.39%, 5/27/37		5,407		5,189,651
GreenPoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, 0.25%, 9/25/46 (a)		—	(f)	5
HSI Asset Securitization Corp. Trust, Series 2005-NC2, Class 2A4, 0.93%, 8/25/35 (a)		44		44,093
National RMBS Trust, Series 2006-3, Class A1, 0.30%, 10/20/37 (a)(b)		2,762		2,761,414
Nomura Resecuritization Trust, Series 2014-1R, Class 5A1, 0.30%, 10/26/36 (a)(b)		5,392		5,273,799
Puma Finance Property Ltd., Series G5, Class A1, 0.37%, 2/21/38 (a)(b)		776		767,189
RALI Trust:
Series 2004-QS4, Class A7, 4.00%, 3/25/34		67		68,975
Series 2004-QS5, Class A5, 4.75%, 4/25/34		705		725,177
Series 2004-QS9, Class A1, 5.00%, 6/25/19		299		299,798
RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.38%, 8/26/35 (a)(b)		2,065		2,086,007

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Structured Agency Credit Risk Debt Notes, Class M1 (a):
Series 2013-DN1, 3.55%, 7/25/23	USD	3,606	$3,805,974
Series 2013-DN2, 1.60%, 11/25/23		8,703	8,797,584
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 1A8, 5.75%, 4/25/36		7	6,930

			49,833,856
Commercial Mortgage-Backed Securities — 8.2%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AM, 5.45%, 9/10/47		1,520	1,634,316
Series 2006-6, Class A4, 5.36%, 10/10/45		3,580	3,816,101
Series 2007-4, Class A4, 5.95%, 2/10/51 (a)		3,013	3,355,240
Series 2007-5, Class A4, 5.49%, 2/10/51		3,440	3,751,268
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.35%, 9/10/47 (a)		2,790	2,916,429
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710	2,860,662
Series 2005-PWR8, Class A4, 4.67%, 6/11/41		4,581	4,697,941
Series 2005-PWR9, Class A4B, 4.94%, 9/11/42		2,100	2,192,091
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500	527,298
Citigroup Commercial Mortgage Trust, Series 2010-RR2, Class CA3A, 5.31%, 12/19/39 (a)(b)		640	688,401
Commercial Mortgage Trust:
Series 2005-GG3, Class A4, 4.80%, 8/10/42 (a)		2,496	2,517,962
Series 2006-C7, Class AM, 5.97%, 6/10/46 (a)		3,150	3,386,959
Series 2007-C9, Class A4, 5.99%, 12/10/49 (a)		3,244	3,631,745
Series 2007-GG9, Class AM, 5.48%, 3/10/39		1,980	2,132,769
Series 2013-CR7, Class A4, 3.21%, 3/10/46		1,700	1,708,986
Series 2013-CR9, Class A4, 4.38%, 7/10/45 (a)		600	651,388
Series 2013-CR12, Class A3, 3.77%, 10/10/46		990	1,031,238
Series 2013-CR12, Class A4, 4.05%, 10/10/46		1,600	1,701,318
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290	1,282,862
Series 2014-CR17, Class A5, 3.98%, 5/10/47		2,240	2,361,769
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class A3, 5.98%, 6/15/38 (a)	USD	9,940	$10,675,035
Series 2006-C3, Class AM, 5.98%, 6/15/38 (a)		2,368	2,561,925
Series 2006-C5, Class A3, 5.31%, 12/15/39		4,485	4,841,158
Series 2007-C1, Class A3, 5.38%, 2/15/40		2,243	2,438,180
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)		2,250	2,463,012
Series 2007-C2, Class AM, 5.62%, 1/15/49 (a)		950	1,041,121
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AJ, 5.10%, 8/15/38 (a)		4,154	4,333,336
DBRR Trust, Class A (b):
Series 2012-EZ1, 0.95%, 9/25/45		125	124,897
Series 2013-EZ2, 0.85%, 2/25/45 (a)		4,542	4,537,563
GE Capital Commercial Mortgage Corp. (a):
Series 2005-C2, Class A4, 4.98%, 5/10/43		5,631	5,769,623
Series 2005-C3, Class AJ, 5.07%, 7/10/45		700	729,417
Series 2006-C1, Class A4, 5.46%, 3/10/44		5,943	6,266,122
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		759	759,211
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, 5.24%, 11/10/45 (g)		5,310	5,522,349
GS Mortgage Securities Trust:
Series 2006-GG6, Class AM, 5.62%, 4/10/38 (a)		4,100	4,372,080
Series 2009-RR1, Class GGA, 5.99%, 7/12/38 (a)(b)		1,785	1,888,736
Series 2012-GCJ7, Class AS, 4.09%, 5/10/45		930	984,564
Series 2013-GC14, Class A5, 4.24%, 8/10/46		1,620	1,748,920
Series 2013-GC16, Class A3, 4.24%, 11/10/46		1,580	1,701,312
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class A4, 4.13%, 8/15/46 (a)		1,400	1,503,082
Series 2013-C14, Class AS, 4.41%, 8/15/46 (a)		760	816,973
Series 2013-C15, Class B, 4.93%, 11/15/45		1,730	1,886,518
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-C1, Class H, 6.09%, 1/15/38 (a)(b)		3,371	3,507,711
Series 2005-CB11, Class A4, 5.34%, 8/12/37 (a)		3,568	3,638,310

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (concluded):
Series 2005-CB13, Class AM, 5.46%, 1/12/43 (a)	USD	2,060	$2,169,203
Series 2005-LDP1, Class C, 5.42%, 3/15/46 (a)		2,300	2,339,006
Series 2005-LDP3, Class AJ, 5.17%, 8/15/42 (a)		7,383	7,633,970
Series 2005-LDP5, Class AJ, 5.53%, 12/15/44 (a)		500	530,020
Series 2005-LDP5, Class AM, 5.45%, 12/15/44 (a)		5,070	5,382,484
Series 2006-CB14, Class AM, 5.62%, 12/12/44 (a)		6,526	6,934,247
Series 2006-CB16, Class A4, 5.55%, 5/12/45		856	920,194
Series 2006-LDP8, Class AM, 5.44%, 5/15/45		7,004	7,590,739
Series 2011-C5, Class A3, 4.17%, 8/15/46		1,100	1,193,718
Series 2012-CBX, Class AS, 4.27%, 6/15/45		1,110	1,190,105
LB Commercial Mortgage Trust, Series 2007-C3 (a):
Class A4, 6.09%, 7/15/44		2,059	2,285,809
Class AM, 6.09%, 7/15/44		2,450	2,738,701
LB-UBS Commercial Mortgage Trust:
Series 2004-C6, Class C, 5.11%, 8/15/36 (a)		600	600,892
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		1,460	1,502,127
Series 2005-C3, Class AM, 4.79%, 7/15/40		6,770	6,979,687
Series 2005-C7, Class AJ, 5.32%, 11/15/40 (a)		1,000	1,047,502
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)		740	784,867
Series 2006-C3, Class A1A, 5.64%, 3/15/39 (a)		3,283	3,512,871
Series 2006-C4, Class AM, 6.05%, 6/15/38 (a)		3,376	3,663,750
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,097	3,196,356
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,000	1,083,915
Series 2007-C1, Class A4, 5.42%, 2/15/40		4,281	4,673,202
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)		1,800	1,934,482
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		2,989	3,360,805
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM, 5.11%, 7/12/38 (a)		7,780	8,107,919
ML-CFC Commercial Mortgage Trust, Class A4 (a):
Series 2006-1, 5.65%, 2/12/39		2,717	2,877,133
Series 2006-2, 6.07%, 6/12/46		3,489	3,754,823
Monty Parent Issuer 1 LLC, Series 2013-LTR1, Class B, 4.25%, 10/20/15		3,003	3,007,800
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.22%, 7/15/46 (a)	USD	1,560	$1,671,275
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class A5, 4.70%, 7/15/56		1,725	1,738,815
Series 2005-IQ10, Class AJ, 5.35%, 9/15/42 (a)		1,200	1,248,059
Series 2006-HQ8, Class A4, 5.60%, 3/12/44 (a)		4,337	4,561,705
Series 2006-HQ8, Class AM, 5.65%, 3/12/44 (a)		990	1,055,242
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)		1,355	1,418,570
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)		2,961	3,233,270
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		6,280	6,993,860
Series 2007-T25, Class A3, 5.51%, 11/12/49 (a)		3,650	3,996,779
Series 2007-T27, Class A4, 5.83%, 6/11/42 (a)		5,450	6,076,303
Series 2007-T27, Class AM, 5.83%, 6/11/42 (a)		2,080	2,323,335
Series 2012-C4, Class A4, 3.24%, 3/15/45		2,220	2,257,327
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46		1,880	1,884,377
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C19, Class A6, 4.70%, 5/15/44		1,966	2,018,983
Series 2005-C19, Class B, 4.89%, 5/15/44		3,186	3,260,291
Series 2005-C20, Class A7, 5.12%, 7/15/42 (a)		3,106	3,209,757
Series 2005-C20, Class AJ, 5.33%, 7/15/42 (a)		4,110	4,297,284
Series 2005-C20, Class AMFX, 5.18%, 7/15/42 (a)		3,630	3,788,341
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)		165	173,862
Series 2006-C27, Class A3, 5.77%, 7/15/45 (a)		4,841	5,156,830
Series 2006-C28, Class AM, 5.60%, 10/15/48 (a)		2,430	2,623,858
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,720	4,117,244
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class AS, 3.66%, 8/15/45		2,160	2,220,916
Series 2012-C10, Class A3, 2.88%, 12/15/45		1,870	1,838,625
Series 2012-C10, Class AS, 3.24%, 12/15/45		1,520	1,509,223
Series 2013-C15, Class A4, 4.15%, 8/15/46 (a)		1,580	1,685,993
Series 2013-C18, Class A5, 4.16%, 12/15/46 (a)		1,880	2,009,305

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust (concluded):
Series 2014-C20, Class A5, 4.00%, 5/15/47	USD	2,150	$2,265,090
Series 2014-C20, Class B, 4.38%, 5/15/47		1,530	1,592,315

			292,181,059
Total Non-Agency Mortgage-Backed Securities — 9.6%			342,014,915

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.2%
Fannie Mae:
0.00%, 10/09/19 - 5/15/30 (c)		10,300	7,893,962
2.32%, 8/01/33 (a)		1,678	1,792,369
Federal Farm Credit Banks:
1.69%, 4/09/20		8,000	7,834,272
2.00%, 4/04/22		2,977	2,881,507
Federal Home Loan Bank, 4.00%, 9/01/28		1,625	1,708,540
FICO STRIPS, 0.00%, 12/6/16 - 3/7/19 (c)		10,000	9,369,534
Navient Solutions, Inc., 0.00%, 10/03/22 (c)		5,700	4,383,733
Resolution Funding Corp., 8.13%, 10/15/19		3,500	4,596,378
Tennessee Valley Authority:
3.50%, 12/15/42		250	229,457
5.88%, 4/01/36		1,125	1,455,255

			42,145,007
Collateralized Mortgage Obligations — 0.7%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.37%, 6/25/37		3,033	3,023,927
Series 2010-35, Class EF, 0.70%, 4/25/40		2,147	2,161,958
Series 2010-89, Class CF, 0.60%, 2/25/38		2,044	2,057,796
Freddie Mac REMICS (a):
Series 3667, Class FW, 0.70%, 2/15/38		1,292	1,301,476
Series 3807, Class FN, 0.65%, 2/15/41		1,246	1,253,183
Ginnie Mae, Series 2014-90, Class FA, 0.55%, 10/20/38 (a)		15,059	15,166,723

			24,965,063
Mortgage-Backed Securities — 43.4%
Fannie Mae Mortgage-Backed Securities:
1.91%, 4/01/43 (a)		769	785,404
1.94%, 5/01/43 (a)		1,205	1,231,398
2.09%, 6/01/43 (a)		1,435	1,441,966
2.21%, 1/01/36 (a)		928	990,525
2.31%, 1/01/35 (a)		1,063	1,133,679
2.34%, 5/01/33 (a)		2,238	2,390,739
2.44%, 2/01/42 (a)		28	29,100
2.50%, 9/01/28 - 7/01/44 (g)		38,437	38,768,814
2.75%, 1/01/42 (a)		699	724,950
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
2.80%, 8/01/41 (a)	USD	1,865	$1,950,115
3.00%, 1/01/27 - 7/01/44 (g)		152,191	151,338,401
3.30%, 9/01/41 (a)		1,033	1,083,173
3.33%, 4/01/40 (a)		227	240,408
3.50%, 2/01/26 - 7/01/44 (g)		68,868	71,329,350
4.00%, 8/01/25 - 7/01/44 (g)		264,571	280,924,022
4.50%, 10/01/24 - 7/01/44 (g)		243,667	263,954,863
5.00%, 1/01/18 - 8/01/44 (g)		131,356	145,782,525
5.50%, 9/01/19 - 7/01/44 (g)		21,282	23,810,052
6.00%, 11/01/22 - 8/01/38		19,961	22,614,419
6.50%, 12/01/30 - 12/01/32		8,638	9,842,662
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (a)		392	397,402
2.21%, 10/01/33 (a)		1,048	1,110,632
2.26%, 4/01/38 (a)		1,268	1,350,022
2.47%, 5/01/43 (a)		989	992,169
2.50%, 7/01/29 - 4/01/43 (g)		22,948	23,224,556
2.51%, 11/01/36 – 8/01/43 (a)		1,470	1,521,313
2.60%, 1/01/42 (a)		20	21,123
3.00%, 3/01/27 - 6/01/43 (g)		56,180	56,363,320
3.25%, 8/01/41 (a)		1,120	1,186,785
3.33%, 7/01/41 (a)		799	842,607
3.38%, 2/01/40 (a)		1,345	1,406,484
3.50%, 12/01/25 - 7/01/44 (g)		55,422	57,287,623
4.00%, 3/01/26 - 7/01/44 (g)		50,406	53,470,900
4.50%, 8/01/20 - 1/01/42 (g)		40,631	43,995,519
5.00%, 10/01/20 - 7/01/44 (g)		19,261	21,304,139
5.50%, 5/01/34 - 8/01/38		7,873	8,792,482
6.00%, 12/01/28 - 1/01/38		6,627	7,495,044
6.50%, 5/01/21 - 7/01/32		2,612	3,003,411
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 7/01/44 (g)		34,759	35,071,493
3.50%, 1/15/41 - 7/01/44 (g)		61,380	63,998,912
4.00%, 9/15/40 - 7/01/44 (g)		43,877	46,974,507
4.50%, 3/15/39 - 9/20/43		52,784	57,714,885
5.00%, 9/15/39 - 5/20/41		26,534	29,510,756
5.50%, 6/15/34 - 7/20/40		8,848	9,939,305
6.00%, 9/20/38 - 10/20/38		2,956	3,362,423

			1,550,704,377
Total U.S. Government Sponsored Agency Securities — 45.3%			1,617,814,447

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27		24,068	33,668,870
6.25%, 5/15/30		26,586	37,785,068
5.00%, 5/15/37		21,563	27,991,469
4.50%, 8/15/39		24,000	29,253,744
4.38%, 5/15/40		11,922	14,297,089
3.88%, 8/15/40		15,149	16,805,922
3.63%, 8/15/43		43,630	46,084,187
3.38%, 5/15/44		7,100	7,147,705
U.S. Treasury Inflation Indexed Bonds:
0.63%, 1/15/24		27,425	28,418,908
1.38%, 2/15/44		6,713	7,383,171

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.75%, 1/15/17	USD	24,146	$24,185,624
0.88%, 4/15/17		250	250,606
0.88%, 4/30/17		3,051	3,056,483
0.88%, 6/15/17		55,088	55,109,539
1.63%, 4/30/19		13,500	13,525,313
1.50%, 5/31/19		875	870,625
1.00%, 8/31/19		143,993	139,088,310
1.13%, 3/31/20		42,437	40,782,636
Total U.S. Treasury Obligations — 14.7%			525,705,269

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(h)		1,264	1,175,520
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series Q, 5.15% (a)(h)		1,825	1,749,719
Insurance — 0.1%
The Chubb Corp.:
6.00%, 5/11/37		800	1,006,142
6.38%, 3/29/67 (a)		2,550	2,833,687

			3,839,829
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(h)		2,200	2,299,000
Total Capital Trusts — 0.3%			9,064,068
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%		196,000	$5,180,280
Total Preferred Securities — 0.5%			14,244,348
Total Long-Term Investments (Cost — $4,118,183,358) — 117.4%			4,189,744,634

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (i)(j)		160,835,787	160,835,787
Total Short-Term Securities (Cost — $160,835,787) — 4.5%			160,835,787
Total Investments Before TBA Sale Commitments (Cost — $4,279,019,145*) — 121.9%			4,350,580,421

TBA Sale Commitments (g)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/29 - 7/01/44	USD	125,147	(124,759,114)
3.50%, 7/01/29 - 7/01/44		69,000	(72,053,125)
4.00%, 7/01/44		131,500	(139,554,375)
4.50%, 7/01/44		54,900	(59,463,563)
5.00%, 7/01/44		30,010	(33,325,167)
6.00%, 7/01/44		13,000	(14,643,281)
Freddie Mac Mortgage-Backed Securities, 4.50%, 7/01/44		400	(432,938)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 7/01/44		14,000	(15,281,875)
5.00%, 7/01/44		8,000	(8,790,000)
Total TBA Sale Commitments (Proceeds — $466,092,942) — (13.1)%			(468,303,438)
Total Investments, Net of TBA Sale Commitments — 108.8%			3,882,276,983
Liabilities in Excess of Other Assets — (8.8)%			(312,960,731)

Net Assets — 100.0%			$3,569,316,252

Notes to Schedule of investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,279,282,525

Gross unrealized appreciation	$89,372,513
Gross unrealized depreciation	(18,074,617)

Net unrealized appreciation	$71,297,896

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$2,998,530	—
Goldman Sachs & Co.	$2,940,730	—
Wells Fargo Securities LLC	$3,482,920	—

(f)	Amount is less than $500.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$41,381,984	$421,333
BNP Paribas Securities Corp.	$7,370,078	$34,256
Citigroup Global Markets, Inc.	$19,493,326	$230,429
Credit Suisse Securities (USA) LLC	$88,586,988	$478,959
Deutsche Bank Securities, Inc.	$63,845,141	$553,927
Goldman Sachs & Co.	$149,552,188	$1,241,601
J.P. Morgan Securities LLC	$(21,061,107)	$78,299
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$39,535,125	$417,083
Morgan Stanley & Co. LLC	$(6,352,563)	$14,313
Nomura Securities International, Inc.	$25,730,369	$160,362
RBC Capital Markets, LLC	$220,781	$1,503
RBS Securities, Inc.	$7,641,000	$60,759
Wells Fargo Securities, LLC	$6,523,594	$34,811

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	538,812,448	(377,976,661)	160,835,787	$111,433
BlackRock Cash Funds: Prime, SL Agency Shares	68,186,051	(68,186,051)	—	$25,188

(j)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
753	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	USD	165,354,094	$173,320
1,002	10-Year Australian T-Bond	Sydney Futures Exchange	September 2014	USD	113,826,532	1,898,325
2,379	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	USD	297,783,891	811,760
855	Euro-Bund Future	Eurex	September 2014	USD	172,112,214	475,050
73	Ultra Long-Term U.S. Treasury Bond	Chicago Board of Trade	September 2014	USD	10,945,437	(373)
(763)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	USD	91,148,696	(260,698)
(334)	10-Year Canada Bond Future	Montreal	September 2014	USD	42,563,441	(285,132)
(32)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2014	USD	4,390,000	(61,904)
(6)	UK Long Gilt Bond	NYSE Liffe	September 2014	USD	1,128,702	198
Total						$2,750,546

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,725,000	USD	9,958,967	Bank of America N.A.	9/11/14	$112,972
AUD	11,200,000	USD	10,394,933	Citibank N.A.	9/11/14	123,082
AUD	14,808,000	USD	13,749,524	Citibank N.A.	9/11/14	156,794
AUD	15,390,308	USD	14,318,111	Credit Suisse International	9/11/14	135,057
AUD	6,450,000	USD	6,057,395	Deutsche Bank AG	9/11/14	(145)
AUD	1,718,000	USD	1,603,610	HSBC Bank PLC	9/11/14	9,778
AUD	17,195,000	USD	16,051,533	HSBC Bank PLC	9/11/14	96,438
AUD	875,000	USD	813,166	JPMorgan Chase Bank N.A.	9/11/14	8,554
AUD	2,166,000	USD	2,029,756	JPMorgan Chase Bank N.A.	9/11/14	4,353
AUD	10,665,000	USD	9,913,235	Royal Bank of Canada	9/11/14	102,357
AUD	1,705,120	USD	1,585,419	Westpac Banking Corp.	9/11/14	15,874
AUD	17,197,000	USD	16,078,954	Westpac Banking Corp.	9/11/14	70,894
CAD	11,238,000	USD	10,500,419	BNP Paribas S.A.	9/11/14	31,915
CAD	14,663,000	USD	13,658,932	Goldman Sachs International	9/11/14	83,336
CAD	6,483,000	USD	6,033,336	Goldman Sachs International	9/11/14	42,578
CAD	2,577,000	USD	2,354,866	Royal Bank of Canada	9/11/14	60,317
CAD	2,648,000	USD	2,425,655	Royal Bank of Canada	9/11/14	56,070
CAD	11,235,000	USD	10,494,272	Royal Bank of Canada	9/11/14	35,250
CAD	2,598,000	USD	2,396,394	Royal Bank of Canada	9/11/14	38,470
EUR	4,450,000	USD	6,050,407	Credit Suisse International	9/11/14	43,950
EUR	585,000	USD	795,447	Deutsche Bank AG	9/11/14	5,721
EUR	7,362,000	USD	10,082,406	Deutsche Bank AG	9/11/14	(12)
EUR	2,953,000	USD	4,027,018	Deutsche Bank AG	9/11/14	17,170
EUR	31,688,000	USD	43,135,417	Goldman Sachs International	9/11/14	261,879
EUR	4,600,000	USD	6,228,262	HSBC Bank PLC	9/11/14	71,522
EUR	590,000	USD	798,842	HSBC Bank PLC	9/11/14	9,174
EUR	1,183,000	USD	1,600,291	HSBC Bank PLC	9/11/14	19,849
EUR	3,202,000	USD	4,343,020	HSBC Bank PLC	9/11/14	42,178
EUR	3,673,000	USD	4,982,028	HSBC Bank PLC	9/11/14	48,213
EUR	1,172,000	USD	1,595,953	HSBC Bank PLC	9/11/14	9,122
EUR	583,000	USD	795,855	JPMorgan Chase Bank N.A.	9/11/14	2,574
GBP	6,330,000	USD	10,646,186	Barclays Bank PLC	9/11/14	170,947
GBP	262,000	USD	444,529	Barclays Bank PLC	9/11/14	3,195
GBP	1,893,000	USD	3,234,919	Barclays Bank PLC	9/11/14	(32)
GBP	5,447,000	USD	9,247,808	Citibank N.A.	9/11/14	60,396
GBP	2,733,000	USD	4,652,468	Deutsche Bank AG	9/11/14	17,868
GBP	6,141,000	USD	10,315,468	HSBC Bank PLC	9/11/14	178,690
GBP	707,000	USD	1,199,524	HSBC Bank PLC	9/11/14	8,645
GBP	995,000	USD	1,686,453	HSBC Bank PLC	9/11/14	13,870
GBP	6,715,000	USD	11,292,548	JPMorgan Chase Bank N.A.	9/11/14	182,499
GBP	5,464,000	USD	9,257,907	JPMorgan Chase Bank N.A.	9/11/14	79,348
GBP	200,000	USD	339,114	JPMorgan Chase Bank N.A.	9/11/14	2,659
GBP	4,375,000	USD	7,438,060	JPMorgan Chase Bank N.A.	9/11/14	38,237
GBP	6,022,000	USD	10,263,030	JPMorgan Chase Bank N.A.	9/11/14	27,773
GBP	6,570,000	USD	11,024,972	Royal Bank of Canada	9/11/14	202,289
GBP	3,940,000	USD	6,694,809	State Street Bank and Trust Co.	9/11/14	38,131
GBP	1,530,000	USD	2,598,590	Westpac Banking Corp.	9/11/14	15,978
GBP	2,740,000	USD	4,651,758	Westpac Banking Corp.	9/11/14	30,540
GBP	2,740,000	USD	4,651,758	Westpac Banking Corp.	9/11/14	30,540
JPY	1,369,550,000	USD	13,502,256	Citibank N.A.	9/11/14	23,719
JPY	407,600,000	USD	4,015,502	Credit Suisse International	9/11/14	10,044
JPY	65,200,000	USD	640,920	Credit Suisse International	9/11/14	3,009
JPY	472,000,000	USD	4,659,312	Deutsche Bank AG	9/11/14	2,262
JPY	282,500,000	USD	2,765,362	Goldman Sachs International	9/11/14	24,669
JPY	328,000,000	USD	3,223,302	Goldman Sachs International	9/11/14	16,097
JPY	519,400,000	USD	5,104,202	HSBC Bank PLC	9/11/14	25,506
JPY	1,369,550,000	USD	13,494,167	JPMorgan Chase Bank N.A.	9/11/14	31,807
JPY	662,100,000	USD	6,536,690	JPMorgan Chase Bank N.A.	9/11/14	2,354

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	33

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	472,000,000	USD	4,657,055	JPMorgan Chase Bank N.A.	9/11/14	$4,520
JPY	703,500,000	USD	6,906,538	UBS AG	9/11/14	41,381
NOK	9,753,000	USD	1,625,148	Credit Suisse International	9/11/14	(40,002)
NOK	9,341,000	USD	1,563,510	Deutsche Bank AG	9/11/14	(45,326)
NOK	9,860,000	USD	1,639,587	Goldman Sachs International	9/11/14	(37,050)
NOK	75,433,000	USD	12,275,269	JPMorgan Chase Bank N.A.	9/11/14	(15,213)
NOK	133,392,000	USD	21,809,175	JPMorgan Chase Bank N.A.	9/11/14	(129,095)
NOK	9,028,000	USD	1,467,830	JPMorgan Chase Bank N.A.	9/11/14	(518)
NZD	7,437,000	USD	6,401,941	Credit Suisse International	9/11/14	66,610
NZD	5,325,000	USD	4,625,748	Credit Suisse International	9/11/14	5,829
NZD	5,488,000	USD	4,766,657	HSBC Bank PLC	9/11/14	6,693
NZD	5,325,000	USD	4,621,738	JPMorgan Chase Bank N.A.	9/11/14	9,839
NZD	469,000	USD	405,722	JPMorgan Chase Bank N.A.	9/11/14	2,205
NZD	14,673,000	USD	12,379,097	State Street Bank and Trust Co.	9/11/14	383,180
NZD	8,135,000	USD	7,004,357	Westpac Banking Corp.	9/11/14	71,300
NZD	8,134,000	USD	6,999,307	Westpac Banking Corp.	9/11/14	75,480
NZD	7,435,000	USD	6,398,241	Westpac Banking Corp.	9/11/14	68,570
NZD	1,074,000	USD	931,614	Westpac Banking Corp.	9/11/14	2,529
SEK	277,780,000	USD	41,542,166	Barclays Bank PLC	9/11/14	(21,987)
SEK	2,697,000	USD	403,035	BNP Paribas S.A.	9/11/14	89
SEK	2,641,000	USD	398,329	HSBC Bank PLC	9/11/14	(3,575)
SEK	2,641,000	USD	396,367	JPMorgan Chase Bank N.A.	9/11/14	(1,613)
USD	6,664,938	AUD	7,146,000	Credit Suisse International	9/11/14	(45,931)
USD	2,010,011	AUD	2,152,000	Deutsche Bank AG	9/11/14	(10,950)
USD	2,753,580	AUD	2,950,000	HSBC Bank PLC	9/11/14	(16,790)
USD	4,681,257	AUD	5,016,000	HSBC Bank PLC	9/11/14	(29,311)
USD	10,222,189	AUD	10,939,000	HSBC Bank PLC	9/11/14	(50,718)
USD	7,435,285	AUD	7,950,000	Royal Bank of Canada	9/11/14	(30,627)
USD	5,622,537	AUD	6,015,120	Royal Bank of Canada	9/11/14	(26,313)
USD	9,562,739	AUD	10,261,000	State Street Bank and Trust Co.	9/11/14	(73,453)
USD	5,992,469	AUD	6,444,000	UBS AG	9/11/14	(59,146)
USD	918,640	AUD	987,999	Westpac Banking Corp.	9/11/14	(9,198)
USD	6,894,659	AUD	7,375,000	Westpac Banking Corp.	9/11/14	(31,266)
USD	6,895,621	AUD	7,377,000	Westpac Banking Corp.	9/11/14	(32,182)
USD	5,004,518	AUD	5,350,000	Westpac Banking Corp.	9/11/14	(19,712)
USD	210,470	AUD	225,000	Westpac Banking Corp.	9/11/14	(829)
USD	209,016	AUD	224,000	Westpac Banking Corp.	9/11/14	(1,345)
USD	4,670,251	AUD	4,990,000	Westpac Banking Corp.	9/11/14	(15,900)
USD	4,653,386	AUD	4,975,000	Westpac Banking Corp.	9/11/14	(18,678)
USD	2,348,088	AUD	2,509,000	Westpac Banking Corp.	9/11/14	(8,135)
USD	7,434,443	AUD	7,950,000	Westpac Banking Corp.	9/11/14	(31,470)
USD	4,019,275	AUD	4,298,000	Westpac Banking Corp.	9/11/14	(17,014)
USD	4,648,591	AUD	4,960,000	Westpac Banking Corp.	9/11/14	(9,387)
USD	19,817,866	CAD	21,146,000	BNP Paribas S.A.	9/11/14	(316)
USD	41,042,520	CAD	44,914,061	Royal Bank of Canada	9/11/14	(1,051,258)
USD	14,020,664	EUR	10,315,000	Barclays Bank PLC	9/11/14	(105,918)
USD	4,659,836	EUR	3,420,000	Barclays Bank PLC	9/11/14	(23,917)
USD	4,659,823	EUR	3,422,000	Barclays Bank PLC	9/11/14	(26,669)
USD	9,247,593	EUR	6,814,000	Citibank N.A.	9/11/14	(84,305)
USD	1,177,150	EUR	864,000	Citibank N.A.	9/11/14	(6,114)
USD	6,381,790	EUR	4,681,000	Credit Suisse International	9/11/14	(28,925)
USD	13,842,147	EUR	10,190,000	Goldman Sachs International	9/11/14	(113,245)
USD	404,205	EUR	298,000	HSBC Bank PLC	9/11/14	(3,912)
USD	794,891	EUR	583,000	JPMorgan Chase Bank N.A.	9/11/14	(3,538)
USD	13,850,690	EUR	10,191,000	UBS AG	9/11/14	(106,071)
USD	2,010,621	GBP	1,183,000	Bank of America N.A.	9/11/14	(10,970)
USD	5,990,911	GBP	3,565,000	Barclays Bank PLC	9/11/14	(101,203)
USD	596,570	GBP	355,000	Barclays Bank PLC	9/11/14	(10,078)

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,314,679	GBP	4,901,000	Barclays Bank PLC	9/11/14	$(60,483)
USD	2,201,930	GBP	1,313,000	BNP Paribas S.A.	9/11/14	(41,814)
USD	19,772,137	GBP	11,774,000	Citibank N.A.	9/11/14	(348,073)
USD	1,986,618	GBP	1,183,000	Citibank N.A.	9/11/14	(34,973)
USD	1,204,941	GBP	710,000	Goldman Sachs International	9/11/14	(8,355)
USD	2,764,470	GBP	1,646,000	HSBC Bank PLC	9/11/14	(48,326)
USD	1,607,912	GBP	946,000	HSBC Bank PLC	9/11/14	(8,677)
USD	3,964,208	GBP	2,330,000	HSBC Bank PLC	9/11/14	(17,454)
USD	12,221,584	GBP	7,185,000	JPMorgan Chase Bank N.A.	9/11/14	(56,631)
USD	4,625,470	GBP	2,722,000	JPMorgan Chase Bank N.A.	9/11/14	(26,068)
USD	21,725,729	GBP	12,770,000	JPMorgan Chase Bank N.A.	9/11/14	(96,514)
USD	5,984,344	GBP	3,563,000	Royal Bank of Canada	9/11/14	(104,353)
USD	9,238,758	GBP	5,446,000	State Street Bank and Trust Co.	9/11/14	(67,737)
USD	2,823,507	GBP	1,660,000	Westpac Banking Corp.	9/11/14	(13,213)
USD	3,142,197	JPY	321,700,000	Bank of America N.A.	9/11/14	(34,982)
USD	42,373,116	JPY	4,338,185,000	Bank of America N.A.	9/11/14	(471,745)
USD	3,980,095	JPY	405,500,000	Barclays Bank PLC	9/11/14	(24,712)
USD	5,512,825	JPY	564,150,000	Credit Suisse International	9/11/14	(58,843)
USD	9,301,089	JPY	947,700,000	Deutsche Bank AG	9/11/14	(58,603)
USD	3,227,226	JPY	330,000,000	Goldman Sachs International	9/11/14	(31,926)
USD	1,777,908	JPY	181,800,000	Goldman Sachs International	9/11/14	(17,588)
USD	3,198,725	JPY	325,500,000	HSBC Bank PLC	9/11/14	(15,984)
USD	5,516,032	JPY	564,150,000	JPMorgan Chase Bank N.A.	9/11/14	(55,636)
USD	7,264,755	JPY	735,600,000	UBS AG	9/11/14	(191)
USD	7,854,648	NOK	46,926,646	Deutsche Bank AG	9/11/14	227,704
USD	9,587,662	NZD	11,150,000	Bank of America N.A.	9/11/14	(110,381)
USD	9,770,197	NZD	11,380,000	Citibank N.A.	9/11/14	(127,896)
USD	13,245,269	NZD	15,397,000	Citibank N.A.	9/11/14	(146,728)
USD	13,453,743	NZD	15,651,622	Credit Suisse International	9/11/14	(159,719)
USD	1,206,696	NZD	1,428,000	Deutsche Bank AG	9/11/14	(35,350)
USD	3,456,620	NZD	4,093,000	Deutsche Bank AG	9/11/14	(103,388)
USD	5,462,945	NZD	6,490,000	HSBC Bank PLC	9/11/14	(181,925)
USD	3,453,019	NZD	4,090,000	JPMorgan Chase Bank N.A.	9/11/14	(104,379)
USD	1,602,865	NZD	1,887,000	JPMorgan Chase Bank N.A.	9/11/14	(38,409)
USD	9,314,758	NZD	10,840,000	Royal Bank of Canada	9/11/14	(113,653)
USD	1,950,715	NZD	2,254,000	Royal Bank of Canada	9/11/14	(9,768)
USD	385,555	NZD	457,000	State Street Bank and Trust Co.	9/11/14	(11,934)
USD	5,281,116	SEK	35,105,000	BNP Paribas S.A.	9/11/14	33,921
USD	8,613,622	SEK	57,914,000	BNP Paribas S.A.	9/11/14	(42,867)
USD	798,433	SEK	5,305,000	Deutsche Bank AG	9/11/14	5,487
USD	5,283,422	SEK	35,102,000	Deutsche Bank AG	9/11/14	36,675
USD	390,609	SEK	2,618,000	Deutsche Bank AG	9/11/14	(707)
USD	398,468	SEK	2,673,000	Deutsche Bank AG	9/11/14	(1,070)
USD	5,735,763	SEK	38,610,000	Goldman Sachs International	9/11/14	(35,330)
USD	375,705	SEK	2,491,000	HSBC Bank PLC	9/11/14	3,372
Total						$(1,433,850)

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
iTraxx XO, Series 21, Version 1	5.00%	Intercontinental Exchange	6/20/19	EUR 26,400	$182,620

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	35

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Centrally cleared credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Series 21, Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD 51,678	$856,655
[1] Using S&P’s rating of the underlying securities of the index.
[2] The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.21%[3]	3-Month LIBOR	Chicago Mercantile	9/30/14[5]	5/15/21	USD 356,790	$(4,485)
2.28%[3]	3-Month LIBOR	Chicago Mercantile	9/30/14[5]	5/15/21	USD 13,450	(53,699)
1.50%[3]	6-Month EURIBOR	Chicago Mercantile	9/10/14[5]	8/15/23	EUR 65,270	(1,182,226)
4.20%[4]	3-Month LIBOR	Chicago Mercantile	2/07/19[5]	2/07/24	USD 22,400	573,926
4.23%[4]	3-Month LIBOR	Chicago Mercantile	2/11/19[5]	2/11/24	USD 22,700	606,333
4.07%[4]	3-Month LIBOR	Chicago Mercantile	3/18/19[5]	3/18/24	USD 22,700	432,858
3.65%[3]	3-Month LIBOR	Chicago Mercantile	N/A	2/07/44	USD 5,400	(373,728)
3.67%[3]	3-Month LIBOR	Chicago Mercantile	N/A	2/10/44	USD 5,850	(428,141)
3.56%[3]	3-Month LIBOR	Chicago Mercantile	N/A	3/18/44	USD 5,850	(293,923)
3.46%[3]	3-Month LIBOR	Chicago Mercantile	N/A	5/14/44	USD 7,035	(213,836)
Total						$(936,921)

[3] The Master Portfolio pays the fixed rate and receives the floating rate.
[4] The Master Portfolio pays the floating rate and receives the fixed rate.
[5] Forward swap.

•	OTC total return swaps outstanding as of June 30, 2014 were as follows:

Reference Entity	Fixed Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	2.80%[6]	Royal Bank of Scotland PLC	6/13/19[5]	6/13/24	USD 32,100	$68,743	—	$68,743
[6] The Master Portfolio pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$447,786,399	$6,500,000	$454,286,399
Corporate Bonds	—	1,191,824,297	—	1,191,824,297
Foreign Agency Obligations	—	17,719,195	—	17,719,195
Municipal Bonds	—	26,135,764	—	26,135,764
Non-Agency Mortgage-Backed Securities	—	332,203,553	9,811,362	342,014,915
U.S. Government Sponsored Agency Securities	—	1,617,814,447	—	1,617,814,447
U.S. Treasury Obligations	—	525,705,269	—	525,705,269
Preferred Securities	$5,180,280	9,064,068	—	14,244,348
Short-Term Securities	160,835,787	—	—	160,835,787
Liabilities:
Investments:
TBA Sale Commitments	—	(468,303,438)	—	(468,303,438)

Total	$166,016,067	$3,699,949,554	$16,311,362	$3,882,276,983

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,039,275	—	$1,039,275
Foreign currency exchange contracts	—	4,001,897	—	4,001,897
Interest rate contracts	$3,358,653	1,613,117	—	4,971,770
Other contracts	—	68,743	—	68,743
Liabilities:
Interest rate contracts	(608,107)	(2,550,038)	—	(3,158,145)
Foreign currency exchange contracts	—	(5,435,747)	—	(5,435,747)

Total	$2,750,546	$(1,262,753)	—	$1,487,793

[1] Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$638,296	—	—	$638,296
Cash pledged for centrally cleared swaps	11,959,000	—	—	11,959,000
Cash pledged for financial futures contracts	9,184,000	—	—	9,184,000
Liabilities:
Cash received as collateral for TBA commitments	—	$(980,000)	—	(980,000)
Foreign bank overdraft	—	(568,323)	—	(568,323)

Total	$21,781,296	$(1,548,323)	—	$20,232,973

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	37

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

June 30, 2014 (Unaudited)

Assets
Investments at value — (cost — $4,118,183,358)	$4,189,744,634
Investments at value — affiliated (cost — $160,835,787)	160,835,787
Cash	638,296
Cash pledged for centrally cleared swaps	11,959,000
Cash pledged for financial futures contracts	9,184,000
TBA sale commitments receivable	466,092,942
Contributions receivable from investors	74,358,033
Interest receivable	19,518,077
Investments sold receivable	8,390,342
Unrealized appreciation on forward foreign currency exchange contracts	4,001,897
Variation margin receivable on centrally cleared swaps	3,117,789
Principal paydowns receivable	450,135
Variation margin receivable on financial futures contracts	238,051
Unrealized appreciation on OTC swaps	68,743

Total assets	4,948,597,726

Liabilities
Foreign bank overdraft (cost—$610,514)	568,323
Cash received as collateral for TBA commitments	980,000
Investments purchased payable	903,155,647
TBA sale commitments at value (proceeds—$466,092,942)	468,303,438
Unrealized depreciation on forward foreign currency exchange contracts	5,435,747
Investment advisory fees payable	665,260
Variation margin payable on financial futures contracts	113,221
Professional fees payable	32,003
Trustees’ fees payable	20,671
Withdrawals payable to investors	7,164

Total liabilities	1,379,281,474

Net Assets	$3,569,316,252

Net Assets Consist of
Investors’ capital	$3,498,435,488
Net unrealized appreciation/depreciation	70,880,764

Net Assets	$3,569,316,252

See Notes to Financial Statements.

38	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Statement of Operations	CoreAlpha Bond Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$47,359,203
Dividends	180,680
Income — affiliated	86,244
Securities lending — affiliated — net	50,377

Total income	47,676,504

Expenses
Investment advisory	4,058,234
Independent Trustees	48,160
Professional	26,675

Total expenses	4,133,069
Less fees waived by Manager	(115,187)

Total expenses after fees waived	4,017,882

Net investment income	43,658,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	15,627,685
Financial futures contracts	7,873,843
Options written	251,663
Swaps	(8,051,611)
Foreign currency transactions	(2,424,504)

13,277,076

Net change in unrealized appreciation/depreciation on:
Investments	90,257,415
Financial futures contracts	4,096,323
Swaps	(4,527,514)
Options written	(149,312)
Foreign currency translations	(11,065)

89,665,847

Total realized and unrealized gain	102,942,923

Net Increase in Net Assets Resulting from Operations	$146,601,545

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	39

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

	Six Months Ended	Year Ended
Increase (Decrease) in Net Assets:	June 30, 2014	December 31, 2013

Operations
Net investment income	$43,658,622	$67,797,721
Net realized gain (loss)	13,277,076	(4,800,193)
Net change in unrealized appreciation/depreciation	89,665,847	(134,724,125)

Net increase (decrease) in net assets resulting from operations	146,601,545	(71,726,597)

Capital Transactions
Proceeds from contributions	262,191,220	1,313,533,374
Value of withdrawals	(212,623,474)	(658,300,198)

Net increase in net assets derived from capital transactions	49,567,746	655,233,176

Net Assets
Total increase in net assets	196,169,291	583,506,579
Beginning of period	3,373,146,961	2,789,640,382

End of period	$3,569,316,252	$3,373,146,961

See Notes to Financial Statements.

40	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Financial Highlights	CoreAlpha Bond Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009

Total Investment Return
Total investment return	4.45%	[1]	(2.39)%	4.95%	8.38%		6.56%		11.67%

Ratios to Average Net Assets
Total expenses	0.25%	[2]	0.25%	0.25%	0.27%		0.36%		0.35%

Total expenses after fees waived	0.24%	[2]	0.24%	0.24%	0.26%		0.35%		0.35%

Net investment income	2.60%	[2]	2.23%	2.36%	3.22%		3.19%		4.33%

Supplemental Data
Net assets, end of period (000)	$3,569,316		$3,373,147	$2,789,640	$2,362,453		$2,150,563		$1,633,960

Portfolio turnover[3]	363%		986%	2,128%	1,646%	[4]	621%	[5]	278%	[6]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Portfolio turnover rates include TBA transactions, if any.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[5]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[6]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	41

Notes to Financial Statements (Unaudited)	CoreAlpha Bond Master Portfolio

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in

42	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	43

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio purchases certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

44	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Master Portfolio is not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each busi-

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	45

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

ness day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for other derivative contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange

46	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the six months ended June 30, 2014, were as follow:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	_	_	407	$162,031
Options written	720	$66,492	720	125,398
Options exercised	_	_	_	_
Options expired	_	_	(1,127)	(287,429)
Options closed	(720)	(66,492)	_	_

Outstanding options, end of period	_	_	_	_

Swaps: The Master Portfolio enters into swap agreements in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	47

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps – The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

48	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
	Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$4,971,770	$3,158,145
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	4,001,897	5,435,747
Credit contracts	Net unrealized appreciation/depreciation	1,039,275	—
Other contracts	Unrealized appreciation on OTC swaps	68,743	—

Total		$10,081,685	$8,593,892

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$7,873,843	$4,096,323
Swaps	(9,204,938)	(4,570,253)
Options[2]	(369,387)	44,782
Foreign currency exchange contracts:
Foreign currency transactions/translations	(2,340,917)	846
Credit contracts:
Swaps	1,256,505	(26,004)
Other contracts:
Swaps	(103,178)	68,743

Total	$(2,888,072)	$(385,563)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	4,630
Average number of contracts sold	2,516
Average notional value of contracts purchased	$787,151,293
Average notional value of contracts sold	$382,881,557
Forward foreign currency exchange contracts:
Average number of contracts — USD purchased	77
Average number of contracts — USD sold	75
Average U.S. dollar amounts purchased	$489,281,420
Average U.S. dollar amounts sold	$500,700,403
Options:
Average number of option contracts purchased	204
Average number of option contracts written	(204)
Average notional value of option contracts purchased	$508,750
Average notional value of option contracts written	$(508,750)
Credit default swaps:
Average number of contracts — sell protection	2
Average notional value — sell protection	$62,289,000
Interest rate swaps:
Average number of contracts — pays fixed rate	8
Average number of contracts — receives fixed rate	4
Average notional value — pays fixed rate	$342,537,916
Average notional value — receives fixed rate	$77,616,092
Total Return swaps:
Average number of contracts	1
Average notional value	$32,100,000

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	49

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

50	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

At June 30, 2014, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$238,051	$113,221
Forward foreign currency exchange contracts	4,001,897	5,435,747
Swaps – centrally cleared	3,117,789	_
Swaps – OTC[1]	68,743	_

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,426,480	$5,548,968

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,355,840)	(113,221)

Total derivative assets and liabilities subject to an MNA	$4,070,640	$5,435,747

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Master Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$112,972	$(112,972)	—	—	—
Barclays Bank PLC	174,142	(174,142)		—	—
BNP Paribas S.A.	65,925	(65,925)	—	—	—
Citibank N.A.	363,991	(363,991)	—	—	—
Credit Suisse International	264,499	(264,499)	—	—	—
Deutsche Bank AG	312,887	(255,551)	—	—	$57,336
Goldman Sachs International	428,559	(243,494)	—	—	185,065
HSBC Bank PLC	543,050	(376,672)	—	—	166,378
JPMorgan Chase Bank N.A.	396,722	(396,722)	—	—	—
Royal Bank of Canada	494,753	(494,753)	—	—	—
Royal Bank of Scotland PLC	68,743	—	—	—	68,743
State Street Bank and Trust Co.	421,311	(153,124)	—	—	268,187
UBS AG	41,381	(41,381)	—	—	—
Westpac Banking Corp.	381,705	(208,329)	—	—	173,376

Total	$4,070,640	$(3,151,555)	—	—	$919,085

The following table presents the Master Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Master Portfolio as of June 30, 2014:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$628,078	$(112,972)	—	—	$515,106
Barclays Bank PLC	374,999	(174,142)	—	—	200,857
BNP Paribas S.A.	84,997	(65,925)	—	—	19,072
Citibank N.A.	748,089	(363,991)	—	—	384,098
Credit Suisse International	333,420	(264,499)	—	—	68,921
Deutsche Bank AG	255,551	(255,551)	—	—	—
Goldman Sachs International	243,494	(243,494)	—	—	—
HSBC Bank PLC	376,672	(376,672)	—	—	—
JPMorgan Chase Bank N.A.	527,614	(396,722)	—	—	130,892
Royal Bank of Canada	1,335,972	(494,753)	—	—	841,219
State Street Bank and Trust Co.	153,124	(153,124)	—	—	—
UBS AG	165,408	(41,381)	—	—	124,027
Westpac Banking Corp.	208,329	(208,329)	—	—	—

Total	$5,435,747	$(3,151,555)	—	—	$2,284,192

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	51

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by Master Portfolio in an amount equal to the independent expenses through April 30, 2015. The amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the Manager waived $74,835 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $40,352.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreements, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated – net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $27,432 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

52	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2014 were as follow:

	Non-U.S. Government Securities		U.S. Government Securities
Purchases	$11,186,820,379		$2,103,296,657
Sales	$11,051,369,007	*	$2,188,474,604
*	Including paydowns.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. The Master Portfolio’s 2011 federal tax return is currently under examination. No other income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	53

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor, on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The Board of Trustees of the Master Fund also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA,” and together with BIL, the “Sub-Advisors”) with respect to the Master Portfolio (the “BFA Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). BlackRock CoreAlpha Bond Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master Portfolio. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Fund and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio and (iii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio, each for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

56	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio ranked in the fourth, third and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during these periods. The Board was informed that, among other things, the Portfolio underperformed in the one-year period primarily because of the diversified nature of the strategies it employs, as opposed to utilizing concentrated sector bets. In 2013, where credit spreads were tight and there was very little dispersion or volatility in the market, this strategy underperformed. In 2012 spread sectors outperformed similarly-dated U.S. Treasuries as the market sustained a dominant “risk-on” tone; accordingly peer funds that concentrated investments in credit and spread sectors tended to outperform. The primary contributors to the Portfolio’s 2010 underperformance versus its peers were risk underweights largely attributable to the Greek crisis.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Master Portfolio’s/Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers in seeking to improve the Master Portfolio’s/Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

58	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio and (iii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	59

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Fund Advisors San Francisco, CA 94105 BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103
		Transfer Agent BNY Mellon Investment Servicing Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

60	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2014	63

This report is intended for shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® 2025 Portfolio
➢	LifePath® 2035 Portfolio
➢	LifePath® 2045 Portfolio
➢	LifePath® 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2014	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath® Portfolios with target dates of 2025, 2035, 2045 and 2055 (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio (the “Master Portfolio”).

•

For the six-month period ended June 30, 2014, the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets broadly outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed their respective custom benchmarks due to their investment in Active Stock Master Portfolio (“Active Stock”). Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. During the period, Active Stock’s underperformance was driven by its allocations to the Fundamental Large Cap Growth and Equity Dividend strategies.

•

While the Fundamental Large Cap Growth strategy performed well in January and February, the strategy holdings were not immune to the broad market reversal of March and April, as high valuations compelled investors to shed positions in high-growth, more volatile companies, in favor of previously underperforming sectors. The reversal exacted the greatest toll on the strongest performers of 2013, a number of which were held in the strategy. Although many of these same holdings began to rebound in the final two months of the period, they detracted from performance for the overall six-month period. On a sector basis, the most significant source of underperformance in the Fundamental Large Cap Growth strategy was positioning within information technology (“IT”), where key internet software & services holdings hurt returns.

•

The Equity Dividend strategy had a negative impact on performance due largely to individual stock selection within financials. Additionally, the combination of an underweight and stock selection in the health care sector weighed on returns, as did an underweight in utilities and both an underweight and security selection in consumer discretionary. Security selection also hindered results in the IT and materials sectors.

•

Conversely, the LifePath Portfolios benefited from their investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), where asset allocation had the largest impact on relative results during the period. Swap contracts and non-benchmark allocations to securitized credits and high yield bonds drove strong returns. Security selection within agency mortgage-backed securities also had a positive impact on relative results. CoreAlpha Bond’s U.S. interest rate strategies were key contributors as well, particularly due to a yield curve flattening position that proved beneficial in the first half of the period.

•

Also contributing positively to relative performance in the LifePath Portfolios was the effect of “gap risk,” which results from price movement in the funds in which the LifePath Portfolios invest from the time their official net asset value is determined at the close of the market and the time at which the LifePath Portfolios invest their daily cash flows from shareholder contributions on the following day. The effect of gap risk was amplified due to significant asset growth in the LifePath Portfolios during the period.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

The LifePath Portfolios had begun investing in the International TILTS Master Portfolio and BlackRock Emerging Markets, Inc. Fund in October 2013 and completed this implementation at the end of March 2014. This additional international equity exposure was offset by a reduction in passive international equity holdings such as the ACWI ex-US Index Master Portfolio, iShares MSCI EAFE Index Fund and iShares Emerging Markets Index Fund. In addition, exposure to Active Stock was reduced in order to move the active risk from the U.S. large cap exposure to the international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2014	5

LifePath® 2025 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® 2025 Portfolio (“LifePath 2025 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025. Effective on July 1, 2014, the investment objective of LifePath 2025 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2025 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	28.9%	4.5%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.4%	2.6%
7/01/11 to 6/30/12	30.8	4.8	N/A	4.8	18.7	34.3%	3.1%	0.5	2.8	0.2
7/01/12 to 6/30/13	32.9	5.1	2.9%	4.5	17.4	34.0	3.2	N/A	N/A	N/A
7/01/13 to 6/30/14	34.6	5.4	3.8	4.3	16.9	31.6	3.4	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath® 2025 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.33%	15.23%	N/A	11.71%	N/A
Investor A	5.22	15.00	8.96%	11.42	9.93%
Investor C	4.74	14.05	13.05	10.58	10.58
Class K	5.46	15.66	N/A	11.89	N/A
Class R	5.09	14.67	N/A	11.14	N/A
LifePath 2025 Portfolio Custom Benchmark	5.87	15.09	N/A	11.97	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	3.72	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	4.58	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.51	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	14.78	N/A
Dow Jones — UBS Commodity Index	7.08	8.21	N/A	1.80	N/A
Russell 1000® Index	7.27	25.35	N/A	20.28	N/A
Russell 2000® Index	3.19	23.64	N/A	19.89	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2014	7

LifePath® 2035 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® 2035 Portfolio (“LifePath 2035 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035. Effective on July 1, 2014, the investment objective of LifePath 2035 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2035 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	17.0%	2.2%	N/A	6.9%	22.7%	N/A	N/A	6.4%	42.0%	2.8%
7/01/11 to 6/30/12	18.9	2.5	N/A	7.1	22.6	42.1%	2.7%	0.5	3.4	0.2
7/01/12 to 6/30/13	21.3	2.8	2.9%	7.0	21.5	41.9	2.6	N/A	N/A	N/A
7/01/13 to 6/30/14	23.0	3.0	3.9	7.0	21.3	39.2	2.6	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath® 2035 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.71%	17.85%	N/A	13.44%	N/A
Investor A	5.54	17.54	11.36%	13.16	11.65%
Investor C	5.17	16.69	15.69	12.31	12.31
Class K	5.90	18.28	N/A	14.01	N/A
Class R	5.47	17.29	N/A	12.89	N/A
LifePath 2035 Portfolio Custom Benchmark	6.37	17.61	N/A	13.74	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	3.72	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	4.58	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.51	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	14.78	N/A
Dow Jones — UBS Commodity Index	7.08	8.21	N/A	1.80	N/A
Russell 1000® Index	7.27	25.35	N/A	20.28	N/A
Russell 2000® Index	3.19	23.64	N/A	19.89	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2014	9

LifePath® 2045 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® 2045 Portfolio (“LifePath 2045 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045. Effective on July 1, 2014, the investment objective of LifePath 2045 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2045 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Portfolio’s custom benchmarks consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Dow Jones- UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	7.3%	N/A	8.5%	26.0%	N/A	N/A	6.8%	48.4%	3.0%
7/01/11 to 6/30/12	9.5	N/A	9.1	25.8	48.6%	2.3%	0.6	3.9	0.2
7/01/12 to 6/30/13	12.4	3.0%	9.1	24.9	48.5	2.1	N/A	N/A	N/A
7/01/13 to 6/30/14	14.5	3.9	9.3	24.9	45.4	2.0	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath® 2045 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
	6-Month Total Returns	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.02%	20.03%	N/A	15.05%	N/A
Investor A	5.92	19.78	13.50%	14.79	13.25%
Investor C	5.53	18.95	17.95	13.91	13.91
Class K	6.17	20.46	N/A	15.49	N/A
Class R	5.78	19.53	N/A	14.48	N/A
LifePath 2045 Portfolio Custom Benchmark	6.76	19.73	N/A	15.20	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	3.72	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.51	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	14.78	N/A
Dow Jones — UBS Commodity Index	7.08	8.21	N/A	1.80	N/A
Russell 1000® Index	7.27	25.35	N/A	20.28	N/A
Russell 2000® Index	3.19	23.64	N/A	19.89	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2014	11

LifePath® 2055 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® 2055 Portfolio (“LifePath 2055 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055. Effective on July 1, 2014, the investment objective of LifePath 2055 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2055 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Porfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Dow Jones- UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	1.0%	N/A	9.2%	28.4%	N/A	N/A	8.3%	49.5%	3.6%
7/01/11 to 6/30/12	1.0	N/A	10.6	29.0	50.1%	4.2%	0.7	4.1	0.3
7/01/12 to 6/30/13	2.0	3.1%	11.3	27.9	53.8	1.9	N/A	N/A	N/A
7/01/13 to 6/30/14	4.1	4.0	11.8	28.1	50.3	1.7	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath® 2055 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.34%	22.05%	N/A	15.91%	N/A
Investor A	6.16	21.67	15.28%	15.59	14.04%
Investor C	5.79	20.81	19.81	14.75	14.75
Class K	6.53	22.41	N/A	16.39	N/A
Class R	6.00	21.32	N/A	15.30	N/A
LifePath 2055 Portfolio Custom Benchmark	7.17	21.57	N/A	16.21	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	3.72	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.51	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	14.78	N/A
Dow Jones — UBS Commodity Index	7.08	8.21	N/A	1.80	N/A
Russell 1000® Index	7.27	25.35	N/A	20.28	N/A
Russell 2000® Index	3.19	23.64	N/A	19.89	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2014	13

About Portfolio Performance	LifePath Portfolios

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2014, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Dow Jones-UBS Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index and Russell 1000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. Barclays U.S. TIPS Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

14	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2025 Portfolio
Institutional	$1,000.00	$1,053.30	$3.61	$1,000.00	$1,021.27	$3.56	0.71%
Investor A	$1,000.00	$1,052.20	$4.88	$1,000.00	$1,020.03	$4.81	0.96%
Investor C	$1,000.00	$1,047.40	$8.73	$1,000.00	$1,016.27	$8.60	1.72%
Class K	$1,000.00	$1,054.60	$1.88	$1,000.00	$1,022.96	$1.86	0.37%
Class R	$1,000.00	$1,050.90	$6.20	$1,000.00	$1,018.74	$6.11	1.22%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$1,057.10	$3.52	$1,000.00	$1,021.37	$3.46	0.69%
Investor A	$1,000.00	$1,055.40	$4.79	$1,000.00	$1,020.13	$4.71	0.94%
Investor C	$1,000.00	$1,051,70	$8.60	$1,000.00	$1,016.41	$8.45	1.69%
Class K	$1,000.00	$1,059.00	$1.79	$1,000.00	$1,023.06	$1.76	0.35%
Class R	$1,000.00	$1,054.70	$6.06	$1,000.00	$1,018.89	$5.96	1.19%
LifePath® 2045 Portfolio
Institutional	$1,000.00	$1,060.20	$3.42	$1,000.00	$1,021.47	$3.36	0.67%
Investor A	$1,000.00	$1,059.20	$4.75	$1,000.00	$1,020.18	$4.66	0.93%
Investor C	$1,000.00	$1,055.30	$8.56	$1,000.00	$1,016.46	$8.40	1.68%
Class K	$1,000.00	$1,061.70	$1.74	$1,000.00	$1,023.11	$1.71	0.34%
Class R	$1,000.00	$1,057.80	$6.02	$1,000.00	$1,018.94	$5.91	1.18%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$1,063.40	$3.33	$1,000.00	$1,021.57	$3.26	0.65%
Investor A	$1,000.00	$1,061.60	$4.60	$1,000.00	$1,020.33	$4.51	0.90%
Investor C	$1,000.00	$1,057.90	$8.42	$1,000.00	$1,016.61	$8.25	1.65%
Class K	$1,000.00	$1,065.30	$1.54	$1,000.00	$1,023.31	$1.51	0.30%
Class R	$1,000.00	$1,060.00	$5.98	$1,000.00	$1,018.99	$5.86	1.15%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2014	15

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2014 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$73,054,725	$62,155,323	$35,384,233	$13,019,839
Capital shares sold receivable	104,805	90,887	46,645	19,087
Receivable from administrator	—	—	—	4,282
Withdrawals receivable from the LifePath Master Portfolio	—	—	—	24,417

Total assets	73,159,530	62,246,210	35,430,878	13,067,625

Liabilities
Contributions payable to the LifePath Master Portfolio	84,934	90,273	41,944	—
Capital shares redeemed payable	19,871	614	4,701	43,504
Income dividends payable	14,286	6,916	6,189	2,302
Administration fees payable	19,311	15,029	4,445	—
Capital gain distributions payable	34,324	19,007	21,405	7,514
Service and distribution fees payable	10,053	7,548	4,381	1,516
Professional fees payable	9,421	9,421	9,420	9,399

Total liabilities	192,200	148,808	92,485	64,235

Net Assets	$72,967,330	$62,097,402	$35,338,393	$13,003,390

Net Assets Consist of
Paid-in capital	$66,378,368	$55,970,576	$31,569,393	$11,582,873
Distributions in excess of net investment income	(113,338)	(89,736)	(49,855)	(18,039)
Accumulated net realized gain allocated from the LifePath Master Portfolio	2,164,894	1,927,372	1,151,131	409,868
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	4,537,406	4,289,190	2,667,724	1,028,688

Net Assets	$72,967,330	$62,097,402	$35,338,393	$13,003,390

Net Asset Value
Institutional
Net assets	$29,888,140	$27,465,355	$16,933,155	$6,723,267

Shares outstanding[2]	2,198,870	1,919,151	1,131,137	440,424

Net asset value	$13.59	$14.31	$14.97	$15.27

Investor A
Net assets	$37,321,641	$31,851,809	$16,133,206	$5,413,415

Shares outstanding[2]	2,747,830	2,227,171	1,078,000	355,158

Net asset value	$13.58	$14.30	$14.97	$15.24

Maximum offering price per share (100/94.75 of net asset value)	$14.33	$15.09	$15.80	$16.08

Investor C
Net assets	$2,549,099	$1,488,449	$1,231,038	$485,970

Shares outstanding[2]	188,475	104,743	83,034	32,144

Net asset value	$13.52	$14.21	$14.83	$15.12

Class K
Net assets	$1,343,621	$599,725	$370,339	$194,702

Shares outstanding[2]	98,999	41,401	24,554	12,635

Net asset value	$13.57	$14.49	$15.08	$15.41

Class R
Net assets	$1,864,829	$692,064	$670,655	$186,036

Shares outstanding[2]	137,200	48,326	44,845	12,211

Net asset value	$13.59	$14.32	$14.96	$15.23

[1] Cost — from the applicable LifePath Master Portfolio	$68,517,319	$57,866,133	$32,716,509	$11,991,151
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2014 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$398,195	$405,666	$269,509	$111,813
Securities lending — affiliated — net	541	468	453	345
Income — affiliated	110	7	148	22
Interest — affiliated	317,232	177,973	62,881	7,355
Expenses	(193,637)	(160,332)	(97,115)	(44,066)
Fees waived	126,273	111,297	71,674	36,257

Total income	648,714	535,079	307,550	111,726

Portfolio Expenses
Administration — Institutional	69,120	61,433	36,615	13,721
Administration — Investor A	78,286	62,408	32,050	11,331
Administration — Investor C	5,262	2,863	2,658	1,041
Administration — Class K	253	118	37	29
Administration — Class R	4,191	1,327	1,420	326
Service — Investor A	39,240	31,338	16,087	5,690
Service and distribution — Investor C	10,542	5,729	5,334	2,095
Service and distribution — Class R	4,207	1,333	1,423	328
Professional	9,410	9,410	9,410	9,410
Miscellaneous	25	25	25	25

Total expenses	220,536	175,984	105,059	43,996
Less fees waived by administrator	(9,410)	(9,410)	(9,410)	(9,410)

Total expenses after fees waived	211,126	166,574	95,649	34,586

Net investment income	437,588	368,505	211,901	77,140

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	1,982,717	1,833,881	1,114,430	407,865
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	962,143	826,015	497,577	224,371

Total realized and unrealized gain	2,944,860	2,659,896	1,612,007	632,236

Net Increase in Net Assets Resulting from Operations	$3,382,448	$3,028,401	$1,823,908	$709,376

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	17

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$437,588	$644,066	$368,505	$580,239
Net realized gain	1,982,717	2,052,857	1,833,881	2,015,545
Net change in unrealized appreciation/depreciation	962,143	2,358,894	826,015	2,465,781

Net increase in net assets resulting from operations	3,382,448	5,055,817	3,028,401	5,061,565

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(236,172)	(326,646)[1]	(212,309)	(316,781)[1]
Investor A	(244,002)	(313,424)[1]	(204,753)	(266,566)[1]
Investor C	(8,962)	(10,617)[1]	(5,564)	(7,339)[1]
Class K	(8,682)	(1,496)[1]	(3,786)	(1,500)[1]
Class R	(10,633)	(14,168)[1]	(3,505)	(4,933)[1]
Net realized gain:
Institutional	(231,208)	(602,476)[1]	(244,532)	(655,024)[1]
Investor A	(288,712)	(701,166)[1]	(283,448)	(650,724)[1]
Investor C	(19,988)	(47,862)[1]	(13,342)	(32,301)[1]
Class K	(10,402)	(2,423)[1]	(5,275)	(2,782)[1]
Class R	(14,445)	(34,886)[1]	(6,158)	(13,958)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,073,206)	(2,055,164)	(982,672)	(1,951,908)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,143,137	21,501,701	14,765,902	16,466,684

Net Assets
Total increase in net assets	14,452,379	24,502,354	16,811,631	19,576,341
Beginning of period	58,514,951	34,012,597	45,285,771	25,709,430

End of period	$72,967,330	$58,514,951	$62,097,402	$45,285,771

Distributions in excess of net investment income, end of period	$(113,338)	$(42,475)	$(89,736)	$(28,324)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$211,901	$339,687	$77,140	$124,282
Net realized gain	1,114,430	1,201,851	407,865	453,478
Net change in unrealized appreciation/depreciation	497,577	1,641,004	224,371	628,740

Net increase in net assets resulting from operations	1,823,908	3,182,542	709,376	1,206,500

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(132,827)	(191,221)[1]	(51,405)	(69,370)[1]
Investor A	(105,387)	(143,023)[1]	(36,633)	(52,832)[1]
Investor C	(4,368)	(7,603)[1]	(1,860)	(2,600)[1]
Class K	(2,214)	(506)[1]	(1,244)	(525)[1]
Class R	(3,630)	(6,459)[1]	(1,030)	(1,208)[1]
Net realized gain:
Institutional	(180,286)	(380,791)[1]	(73,452)	(148,647)[1]
Investor A	(171,848)	(336,834)[1]	(59,725)	(136,279)[1]
Investor C	(13,262)	(28,074)[1]	(5,367)	(10,611)[1]
Class K	(3,916)	(889)[1]	(2,112)	(999)[1]
Class R	(7,152)	(16,696)[1]	(2,037)	(3,525)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(624,890)	(1,112,096)	(234,865)	(426,596)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,739,529	11,169,123	3,581,903	4,405,039

Net Assets
Total increase in net assets	9,938,547	13,239,569	4,056,414	5,184,943
Beginning of period	25,399,846	12,160,277	8,946,976	3,762,033

End of period	$35,338,393	$25,399,846	$13,003,390	$8,946,976

Distributions in excess of net investment income, end of period	$(49,855)	$(13,330)	$(18,039)	$(3,007)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	19

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.11		$12.19		$11.07		$11.21		$10.00

Net investment income[2]	0.10		0.21		0.22		0.25		0.11
Net realized and unrealized gain (loss)	0.60		1.22		1.11		(0.19)		1.63

Net increase from investment operations	0.70		1.43		1.33		0.06		1.74

Dividends and distributions from:
Net investment income	(0.11)		(0.19)[3]		(0.21)[3]		(0.20)[3]		(0.11)[3]
Net realized gain	(0.11)		(0.32)[3]		(0.00)[3,4]		(0.00)[3,4]		(0.42)[3]

Total dividends and distributions	(0.22)		(0.51)		(0.21)		(0.20)		(0.53)

Net asset value, end of period	$13.59		$13.11		$12.19		$11.07		$11.21

Total Investment Return[5]
Based on net asset value	5.33%	[6]	11.84%		12.07%		0.49%		17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.74%	[8,9,10]	0.79%	[9,11]	0.86%	[11,12]	1.06%	[10,13]	24.41%	[8]

Total expenses after fees waived	0.71%	[8,9,10]	0.75%	[9,11]	0.76%	[11,12]	0.74%	[10,13]	0.73%	[8]

Net investment income	1.55%	[8,9,10]	1.60%	[9,11]	1.85%	[11,12]	2.25%	[10,13]	1.93%	[8]

Supplemental Data
Net assets, end of period (000)	$29,888		$25,882		$15,816		$3,233		$22

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.10		$12.19		$11.06		$11.21		$10.00

Net investment income[2]	0.09		0.18		0.18		0.21		0.09
Net realized and unrealized gain (loss)	0.59		1.22		1.12		(0.19)		1.63

Net increase from investment operations	0.68		1.40		1.30		0.02		1.72

Dividends and distributions from:
Net investment income	(0.09)		(0.17)[3]		(0.17)[3]		(0.17)[3]		(0.09)[3]
Net realized gain	(0.11)		(0.32)[3]		(0.00)[3,4]		(0.00)[3,4]		(0.42)[3]

Total dividends and distributions	(0.20)		(0.49)		(0.17)		(0.17)		(0.51)

Net asset value, end of period	$13.58		$13.10		$12.19		$11.06		$11.21

Total Investment Return[5]
Based on net asset value	5.22%	[6]	11.52%		11.84%		0.18%		17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.99%	[8,9,10]	1.05%	[9,11]	1.11%	[11,12]	1.32%	[10,13]	24.68%	[8]

Total expenses after fees waived	0.96%	[8,9,10]	1.00%	[9,11]	1.01%	[11,12]	0.99%	[10,13]	0.98%	[8]

Net investment income	1.31%	[8,9,10]	1.37%	[9,11]	1.54%	[11,12]	1.87%	[10,13]	1.67%	[8]

Supplemental Data
Net assets, end of period (000)	$37,322		$29,049		$13,981		$7,076		$22

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.86%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	21

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.06		$12.15		$11.05		$11.21	$10.00

Net investment income[2]	0.04		0.07		0.10		0.14	0.05
Net realized and unrealized gain (loss)	0.58		1.23		1.11		(0.20)	1.63

Net increase (decrease) from investment operations	0.62		1.30		1.21		(0.06)	1.68

Dividends and distributions from:
Net investment income	(0.05)		(0.07)[3]		(0.11)[3]		(0.10)[3]	(0.05)[3]
Net realized gain	(0.11)		(0.32)[3]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.16)		(0.39)		(0.11)		(0.10)	(0.47)

Net asset value, end of period	$13.52		$13.06		$12.15		$11.05	$11.21

Total Investment Return[5]
Based on net asset value	4.74%	[6]	10.73%		10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.75%	[8,9,10]	1.80%	[9,11]	1.85%	[11,12]	2.10% [10,13]	25.46%	[8]

Total expenses after fees waived	1.72%	[8,9,10]	1.76%	[9,11]	1.76%	[11,12]	1.75% [10,13]	1.72%	[8]

Net investment income	0.57%	[8,9,10]	0.57%	[9,11]	0.87%	[11,12]	1.25% [10,13]	0.95%	[8]

Supplemental Data
Net assets, end of period (000)	$2,549		$1,997		$992		$245	$22

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	30%	[14]	4%	[15]	24% [15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.10		$12.22		$11.09		$11.21		$10.00

Net investment income[2]	0.16		0.20		0.26		0.26		0.13
Net realized and unrealized gain (loss)	0.55		1.20		1.11		(0.16)		1.63

Net increase from investment operations	0.71		1.40		1.37		0.10		1.76

Dividends and distributions from:
Net investment income	(0.13)		(0.20)[3]		(0.24)[3]		(0.22)[3]		(0.13)[3]
Net realized gain	(0.11)		(0.32)[3]		(0.00)[3,4]		(0.00)[3,4]		(0.42)[3]

Total dividends and distributions	(0.24)		(0.52)		(0.24)		(0.22)		(0.55)

Net asset value, end of period	$13.57		$13.10		$12.22		$11.09		$11.21

Total Investment Return[5]
Based on net asset value	5.46%	[6]	11.47%		12.44%		0.87%		17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9,10]	0.44%	[11,12]	0.51%	[12,13]	0.71%	[10,14]	24.05%	[8]

Total expenses after fees waived	0.37%	[8,9,10]	0.40%	[11,12]	0.41%	[12,13]	0.38%	[10,14]	0.38%	[8]

Net investment income	2.33%	[8,9,10]	1.57%	[11,12]	2.20%	[12,13]	2.31%	[10,14]	2.29%	[8]

Supplemental Data
Net assets, end of period (000)	$1,344		$102		$1,941		$1,590		$22

Portfolio turnover of the LifePath Master Portfolio	16%	[15]	30%	[15]	4%	[16]	24%	[16]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.89%.

[15]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[16]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	23

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.11		$12.19		$11.09		$11.21		$10.00

Net investment income[2]	0.07		0.13		0.18		0.17		0.08
Net realized and unrealized gain (loss)	0.60		1.24		1.08		(0.17)		1.63

Net increase from investment operations	0.67		1.37		1.26		–		1.71

Dividends and distributions from:
Net investment income	(0.08)		(0.13)[3]		(0.16)[3]		(0.12)[3]		(0.08)[3]
Net realized gain	(0.11)		(0.32)[3]		(0.00)[3,4]		(0.00)[3,4]		(0.42)[3]

Total dividends and distributions	(0.19)		(0.45)		(0.16)		(0.12)		(0.50)

Net asset value, end of period	$13.59		$13.11		$12.19		$11.09		$11.21

Total Investment Return[5]
Based on net asset value	5.09%	[6]	11.26%		11.45%		0.02%		17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.25%	[8,9,10]	1.30%	[9,11]	1.35%	[11,12]	1.57%	[10,13]	24.94%	[8]

Total expenses after fees waived	1.22%	[8,9,10]	1.25%	[9,11]	1.26%	[11,12]	1.23%	[10,13]	1.23%	[8]

Net investment income	1.05%	[8,9,10]	1.05%	[9,11]	1.54%	[11,12]	1.46%	[10,13]	1.43%	[8]

Supplemental Data
Net assets, end of period (000)	$1,865		$1,484		$1,282		$22		$22

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.91%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.77		$12.51		$11.18		$11.52	$10.00

Net investment income[2]	0.11		0.24		0.24		0.24	0.11
Net realized and unrealized gain (loss)	0.67		1.67		1.30		(0.39)	1.99

Net increase (decrease) from investment operations	0.78		1.91		1.54		(0.15)	2.10

Dividends and distributions from:
Net investment income	(0.11)		(0.23)[3]		(0.21)[3]		(0.19)[3]	(0.10)[3]
Net realized gain	(0.13)		(0.42)[3]		—		(0.00)[3,4]	(0.48)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.24)		(0.65)		(0.21)		(0.19)	(0.58)

Net asset value, end of period	$14.31		$13.77		$12.51		$11.18	$11.52

Total Investment Return[5]
Based on net asset value	5.71%	[6]	15.33%		13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.73%	[8,9,10]	0.80%	[9,11]	0.89%	[11,12]	1.22% [10,13]	24.07%	[8]

Total expenses after fees waived	0.69%	[8,9,10]	0.75%	[9,11]	0.75%	[11,12]	0.72% [10,13]	0.71%	[8]

Net investment income	1.56%	[8,9,10]	1.78%	[9,11]	1.98%	[11,12]	2.13% [10,13]	1.88%	[8]

Supplemental Data
Net assets, end of period (000)	$27,465		$22,266		$12,853		$2,033	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.10%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	25

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.77		$12.51		$11.17		$11.51	$10.00

Net investment income[2]	0.09		0.21		0.20		0.20	0.10
Net realized and unrealized gain (loss)	0.67		1.67		1.32		(0.37)	1.98

Net increase (decrease) from investment operations	0.76		1.88		1.52		(0.17)	2.08

Dividends and distributions from:
Net investment income	(0.10)		(0.20)[3]		(0.18)[3]		(0.17)[3]	(0.09)[3]
Net realized gain	(0.13)		(0.42)[3]		—		(0.00)[3,4]	(0.48)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.23)		(0.62)		(0.18)		(0.17)	(0.57)

Net asset value, end of period	$14.30		$13.77		$12.51		$11.17	$11.51

Total Investment Return[5]
Based on net asset value	5.54%	[6]	15.08%		13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.98%	[8,9,10]	1.05%	[9,11]	1.14%	[11,12]	1.48% [10,13]	22.59%	[8]

Total expenses after fees waived	0.94%	[8,9,10]	1.00%	[9,11]	1.00%	[11,12]	0.97% [10,13]	0.96%	[8]

Net investment income	1.35%	[8,9,10]	1.55%	[9,11]	1.63%	[11,12]	1.77% [10,13]	1.71%	[8]

Supplemental Data
Net assets, end of period (000)	$31,852		$21,423		$9,966		$4,121	$27

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.15%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.69		$12.45		$11.14		$11.49	$10.00

Net investment income[2]	0.04		0.11		0.11		0.09	0.05
Net realized and unrealized gain (loss)	0.67		1.66		1.30		(0.35)	1.98

Net increase (decrease) from investment operations	0.71		1.77		1.41		(0.26)	2.03

Dividends and distributions from:
Net investment income	(0.06)		(0.11)[3]		(0.10)[3]		(0.09)[3]	(0.06)[3]
Net realized gain	(0.13)		(0.42)[3]		—		(0.00)[3,4]	(0.48)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.19)		(0.53)		(0.10)		(0.09)	(0.54)

Net asset value, end of period	$14.21		$13.69		$12.45		$11.14	$11.49

Total Investment Return[5]
Based on net asset value	5.17%	[6]	14.22%		12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.73%	[8,9,10]	1.81%	[9,11]	1.89%	[11,12]	2.24% [10,13]	25.11%	[8]

Total expenses after fees waived	1.69%	[8,9,10]	1.75%	[9,11]	1.75%	[11,12]	1.72% [10,13]	1.70%	[8]

Net investment income	0.57%	[8,9,10]	0.81%	[9,11]	0.92%	[11,12]	0.80% [10,13]	0.89%	[8]

Supplemental Data
Net assets, end of period (000)	$1,488		$1,028		$533		$190	$30

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.09%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	27

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.94		$12.55		$11.20		$11.52	$10.00

Net investment income[2]	0.18		0.22		0.27		0.25	0.13
Net realized and unrealized gain (loss)	0.64		1.82		1.32		(0.35)	1.99

Net increase (decrease) from investment operations	0.82		2.04		1.59		(0.10)	2.12

Dividends and distributions from:
Net investment income	(0.14)		(0.23)[3]		(0.24)[3]		(0.22)[3]	(0.12)[3]
Net realized gain	(0.13)		(0.42)[3]		—		(0.00)[3,4]	(0.48)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.27)		(0.65)		(0.24)		(0.22)	(0.60)

Net asset value, end of period	$14.49		$13.94		$12.55		$11.20	$11.52

Total Investment Return[5]
Based on net asset value	5.90%	[6]	16.32%		14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9,10]	0.45%	[11,12]	0.55%	[12,13]	0.87% [10,14]	23.70%	[8]

Total expenses after fees waived	0.35%	[8,9,10]	0.38%	[11,12]	0.40%	[12,13]	0.36% [10,14]	0.36%	[8]

Net investment income	2.52%	[8,9,10]	1.65%	[11,12]	2.26%	[12,13]	2.17% [10,14]	2.23%	[8]

Supplemental Data
Net assets, end of period (000)	$600		$95		$1,999		$1,050	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[15]	39%	[15]	4%	[15]	21% [16]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.44%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.57%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.20%.

[15]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[16]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.78		$12.52		$11.19		$11.52	$10.00

Net investment income[2]	0.08		0.17		0.21		0.15	0.08
Net realized and unrealized gain (loss)	0.67		1.67		1.28		(0.36)	1.99

Net increase (decrease) from investment operations	0.75		1.84		1.49		(0.21)	2.07

Dividends and distributions from:
Net investment income	(0.08)		(0.16)[3]		(0.16)[3]		(0.12)[3]	(0.07)[3]
Net realized gain	(0.13)		(0.42)[3]		—		(0.00)[3,4]	(0.48)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.21)		(0.58)		(0.16)		(0.12)	(0.55)

Net asset value, end of period	$14.32		$13.78		$12.52		$11.19	$11.52

Total Investment Return[5]
Based on net asset value	5.47%	[6]	14.74%		13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.23%	[8,9,10]	1.30%	[9,11]	1.38%	[11,12]	1.72% [10,13]	24.60%	[8]

Total expenses after fees waived	1.19%	[8,9,10]	1.25%	[9,11]	1.25%	[11,12]	1.21% [10,13]	1.22%	[8]

Net investment income	1.09%	[8,9,10]	1.25%	[9,11]	1.71%	[11,12]	1.31% [10,13]	1.39%	[8]

Supplemental Data
Net assets, end of period (000)	$692		$474		$359		$22	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[14]	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.55%.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.19%.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	29

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.39		$12.74		$11.24		$11.70	$10.00

Net investment income[2]	0.12		0.27		0.25		0.23	0.10
Net realized and unrealized gain (loss)	0.74		2.07		1.47		(0.51)	2.30

Net increase (decrease) from investment operations	0.86		2.34		1.72		(0.28)	2.40

Dividends and distributions from:
Net investment income	(0.12)		(0.25)[3]		(0.22)[3]		(0.18)[3]	(0.10)[3]
Net realized gain	(0.16)		(0.44)[3]		—		(0.00)[3,4]	(0.60)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.28)		(0.69)		(0.22)		(0.18)	(0.70)

Net asset value, end of period	$14.97		$14.39		$12.74		$11.24	$11.70

Total Investment Return[5]
Based on net asset value	6.02%	[6]	18.49%		15.34%		(2.46)%	24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.74%	[8,9,10]	0.85%	[11,12]	1.06%	[12,13]	2.00% [14,15]	23.73%	[8]

Total expenses after fees waived	0.67%	[8,9,10]	0.74%	[11,12]	0.75%	[12,13]	0.70% [14,15]	0.68%	[8]

Net investment income	1.60%	[8,9,10]	1.94%	[11,12]	2.04%	[12,13]	2.02% [14,15]	1.81%	[8]

Supplemental Data
Net assets, end of period (000)	$16,933		$12,832		$7,066		$1,646	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[16]	38%	[16]	4%	[17]	35% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.51%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.39		$12.75		$11.25		$11.70	$10.00

Net investment income[2]	0.10		0.25		0.21		0.19	0.09
Net realized and unrealized gain (loss)	0.75		2.05		1.47		(0.49)	2.29

Net increase (decrease) from investment operations	0.85		2.30		1.68		(0.30)	2.38

Dividends and distributions from:
Net investment income	(0.11)		(0.22)[3]		(0.18)[3]		(0.15)[3]	(0.08)[3]
Net realized gain	(0.16)		(0.44)[3]		—		(0.00)[3,4]	(0.60)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.27)		(0.66)		(0.18)		(0.15)	(0.68)

Net asset value, end of period	$14.97		$14.39		$12.75		$11.25	$11.70

Total Investment Return[5]
Based on net asset value	5.92%	[6]	18.17%		15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.99%	[8,9,10]	1.10%	[11,12]	1.31%	[12,13]	2.20% [14,15]	24.00%	[8]

Total expenses after fees waived	0.93%	[8,9,10]	0.99%	[11,12]	0.99%	[12,13]	0.95% [14,15]	0.93%	[8]

Net investment income	1.37%	[8,9,10]	1.77%	[11,12]	1.75%	[12,13]	1.65% [14,15]	1.56%	[8]

Supplemental Data
Net assets, end of period (000)	$16,133		$11,044		$3,512		$1,228	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[16]	38%	[16]	4%	[17]	35% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.23%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	31

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.26		$12.65		$11.18		$11.67	$10.00

Net investment income[2]	0.04		0.13		0.13		0.11	0.05
Net realized and unrealized gain (loss)	0.75		2.05		1.45		(0.50)	2.28

Net increase (decrease) from investment operations	0.79		2.18		1.58		(0.39)	2.33

Dividends and distributions from:
Net investment income	(0.06)		(0.13)[3]		(0.11)[3]		(0.10)[3]	(0.06)[3]
Net realized gain	(0.16)		(0.44)[3]		—		(0.00)[3,4]	(0.60)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.22)		(0.57)		(0.11)		(0.10)	(0.66)

Net asset value, end of period	$14.83		$14.26		$12.65		$11.18	$11.67

Total Investment Return[5]
Based on net asset value	5.53%	[6]	17.31%		14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.74%	[8,9,10]	1.85%	[11,12]	2.04%	[12,13]	2.99% [14,15]	24.78%	[8]

Total expenses after fees waived	1.68%	[8,9,10]	1.74%	[11,12]	1.75%	[12,13]	1.70% [14,15]	1.69%	[8]

Net investment income	0.59%	[8,9,10]	0.97%	[11,12]	1.07%	[12,13]	0.94% [14,15]	0.81%	[8]

Supplemental Data
Net assets, end of period (000)	$1,231		$935		$463		$95	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[16]	38%	[16]	4%	[17]	35% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.81%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.41%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.50		$12.77		$11.26		$11.70	$10.00

Net investment income[2]	0.28		0.21		0.30		0.24	0.12
Net realized and unrealized gain (loss)	0.61		2.21		1.46		(0.48)	2.30

Net increase (decrease) from investment operations	0.89		2.42		1.76		(0.24)	2.42

Dividends and distributions from:
Net investment income	(0.15)		(0.25)[3]		(0.25)[3]		(0.20)[3]	(0.12)[3]
Net realized gain	(0.16)		(0.44)[3]		—		(0.00)[3,4]	(0.60)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.31)		(0.69)		(0.25)		(0.20)	(0.72)

Net asset value, end of period	$15.08		$14.50		$12.77		$11.26	$11.70

Total Investment Return[5]
Based on net asset value	6.17%	[6]	19.11%		15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9,10]	0.49%	[11,12]	0.70%	[12,13]	1.72% [14,15]	23.37%	[8]

Total expenses after fees waived	0.34%	[8,9,10]	0.38%	[11,12]	0.39%	[12,13]	0.35% [14,15]	0.33%	[8]

Net investment income	3.74%	[8,9,10]	1.60%	[11,12]	2.41%	[12,13]	2.04% [14,15]	2.17%	[8]

Supplemental Data
Net assets, end of period (000)	$370		$29		$697		$259	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[16]	38%	[16]	4%	[17]	35% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.50%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.55%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	33

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.38		$12.73		$11.24		$11.69	$10.00

Net investment income[2]	0.08		0.19		0.23		0.14	0.07
Net realized and unrealized gain (loss)	0.75		2.08		1.42		(0.48)	2.30

Net increase (decrease) from investment operations	0.83		2.27		1.65		(0.34)	2.37

Dividends and distributions from:
Net investment income	(0.09)		(0.18)[3]		(0.16)[3]		(0.11)[3]	(0.08)[3]
Net realized gain	(0.16)		(0.44)[3]		—		(0.00)[3,4]	(0.60)[3]
Return of capital	—		—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.25)		(0.62)		(0.16)		(0.11)	(0.68)

Net asset value, end of period	$14.96		$14.38		$12.73		$11.24	$11.69

Total Investment Return[5]
Based on net asset value	5.78%	[6]	17.91%		14.77%		(2.93)%	23.68%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.24%	[8,9,10]	1.35%	[11,12]	1.55%	[12,13]	2.57% [14,15]	24.26%	[8]

Total expenses after fees waived	1.18%	[8,9,10]	1.24%	[11,12]	1.25%	[12,13]	1.19% [14,15]	1.19%	[8]

Net investment income	1.09%	[8,9,10]	1.36%	[11,12]	1.84%	[12,13]	1.17% [14,15]	1.31%	[8]

Supplemental Data
Net assets, end of period (000)	$671		$560		$423		$22	$23

Portfolio turnover of the LifePath Master Portfolio	16%	[16]	38%	[16]	4%	[17]	35% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.52%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.64		$12.74		$11.13		$11.85	$10.00

Net investment income[2]	0.12		0.30		0.27		0.23	0.10
Net realized and unrealized gain (loss)	0.81		2.36		1.56		(0.70)	2.45

Net increase (decrease) from investment operations	0.93		2.66		1.83		(0.47)	2.55

Dividends and distributions from:
Net investment income	(0.13)		(0.26)[3]		(0.21)[3]		(0.16)[3]	(0.09)[3]
Net realized gain	(0.17)		(0.50)[3]		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.30)		(0.76)		(0.22)		(0.25)	(0.70)

Net asset value, end of period	$15.27		$14.64		$12.74		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	6.34%	[5]	20.99%		16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.83%	[7,8,9]	1.05%	[10,11]	2.00%	[12,13]	9.82% [14,15]	23.56%	[7]

Total expenses after fees waived	0.65%	[7,8,9]	0.74%	[10,11]	0.75%	[12,13]	0.69% [14,15]	0.66%	[7]

Net investment income	1.61%	[7,8,9]	2.11%	[10,11]	2.17%	[12,13]	1.94% [14,15]	1.78%	[7]

Supplemental Data
Net assets, end of period (000)	$6,723		$4,546		$1,981		$164	$24

Portfolio turnover of the LifePath Master Portfolio	18%	[16]	67%	[16]	7%	[17]	51% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.68%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.22%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 15.11%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	35

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.62		$12.73		$11.13		$11.85	$10.00

Net investment income[2]	0.10		0.28		0.23		0.16	0.09
Net realized and unrealized gain (loss)	0.80		2.34		1.56		(0.67)	2.46

Net increase (decrease) from investment operations	0.90		2.62		1.79		(0.51)	2.55

Dividends and distributions from:
Net investment income	(0.11)		(0.23)[3]		(0.18)[3]		(0.12)[3]	(0.09)[3]
Net realized gain	(0.17)		(0.50)[3]		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.28)		(0.73)		(0.19)		(0.21)	(0.70)

Net asset value, end of period	$15.24		$14.62		$12.73		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	6.16%	[5]	20.71%		16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.08%	[7,8,9]	1.30%	[10,11]	2.29%	[12,13]	8.94% [14,15]	23.83%	[7]

Total expenses after fees waived	0.90%	[7,8,9]	0.99%	[10,11]	1.00%	[12,13]	0.94% [14,15]	0.91%	[7]

Net investment income	1.34%	[7,8,9]	1.98%	[10,11]	1.88%	[12,13]	1.43% [14,15]	1.53%	[7]

Supplemental Data
Net assets, end of period (000)	$5,413		$3,951		$1,043		$163	$24

Portfolio turnover of the LifePath Master Portfolio	18%	[16]	67%	[16]	7%	[17]	51% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.68%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.28%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 12.56%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.51		$12.64		$11.06		$11.82	$10.00

Net investment income[2]	0.04		0.15		0.13		0.10	0.04
Net realized and unrealized gain (loss)	0.80		2.35		1.56		(0.69)	2.45

Net increase (decrease) from investment operations	0.84		2.50		1.69		(0.59)	2.49

Dividends and distributions from:
Net investment income	(0.06)		(0.13)[3]		(0.10)[3]		(0.08)[3]	(0.06)[3]
Net realized gain	(0.17)		(0.50)[3]		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.23)		(0.63)		(0.11)		(0.17)	(0.67)

Net asset value, end of period	$15.12		$14.51		$12.64		$11.06	$11.82

Total Investment Return[4]
Based on net asset value	5.79%	[5]	19.81%		15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.83%	[7,8,9]	2.06%	[10,11]	3.12%	[12,13]	11.00% [14,15]	24.62%	[7]

Total expenses after fees waived	1.65%	[7,8,9]	1.75%	[10,11]	1.75%	[12,13]	1.69% [14,15]	1.67%	[7]

Net investment income	0.58%	[7,8,9]	1.07%	[10,11]	1.05%	[12,13]	0.88% [14,15]	0.78%	[7]

Supplemental Data
Net assets, end of period (000)	$486		$313		$231		$109	$24

Portfolio turnover of the LifePath Master Portfolio	18%	[16]	67%	[16]	7%	[17]	51% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePathMaster Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.68%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.42%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 14.29%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	37

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.77		$12.77		$11.15		$11.86	$10.00

Net investment income[2]	0.24		0.22		0.35		0.23	0.12
Net realized and unrealized gain (loss)	0.72		2.54		1.52		(0.66)	2.46

Net increase (decrease) from investment operations	0.96		2.76		1.87		(0.43)	2.58

Dividends and distributions from:
Net investment income	(0.15)		(0.26)[3]		(0.24)[3]		(0.19)[3]	(0.11)[3]
Net realized gain	(0.17)		(0.50)[3]		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.32)		(0.76)		(0.25)		(0.28)	(0.72)

Net asset value, end of period	$15.41		$14.77		$12.77		$11.15	$11.86

Total Investment Return[4]
Based on net asset value	6.53%	[5]	21.74%		16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.47%	[7,8,9]	0.75%	[10,11]	1.27%	[12,13]	9.68% [14,15]	23.20%	[7]

Total expenses after fees waived	0.30%	[7,8,9]	0.38%	[10,11]	0.40%	[12,13]	0.33% [14,15]	0.31%	[7]

Net investment income	3.24%	[7,8,9]	1.61%	[10,11]	2.80%	[12,13]	1.99% [14,15]	2.14%	[7]

Supplemental Data
Net assets, end of period (000)	$195		$30		$448		$22	$24

Portfolio turnover of the LifePath Master Portfolio	18%	[16]	67%	[16]	7%	[17]	51% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.69%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.95%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.71%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period June 30, 2010[1] to December 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.62		$12.72		$11.12		$11.84	$10.00

Net investment income[2]	0.09		0.22		0.19		0.13	0.07
Net realized and unrealized gain (loss)	0.79		2.37		1.56		(0.66)	2.46

Net increase (decrease) from investment operations	0.88		2.59		1.75		(0.53)	2.53

Dividends and distributions from:
Net investment income	(0.10)		(0.19)[3]		(0.14)[3]		(0.10)[3]	(0.08)[3]
Net realized gain	(0.17)		(0.50)[3]		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.27)		(0.69)		(0.15)		(0.19)	(0.69)

Net asset value, end of period	$15.23		$14.62		$12.72		$11.12	$11.84

Total Investment Return[4]
Based on net asset value	6.00%	[5]	20.44%		15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.33%	[7,8,9]	1.56%	[10,11]	2.75%	[12,13]	10.53% [14,15]	24.09%	[7]

Total expenses after fees waived	1.15%	[7,8,9]	1.25%	[10,11]	1.25%	[12,13]	1.18% [14,15]	1.16%	[7]

Net investment income	1.17%	[7,8,9]	1.58%	[10,11]	1.53%	[12,13]	1.14% [14,15]	1.29%	[7]

Supplemental Data
Net assets, end of period (000)	$186		$106		$59		$22	$24

Portfolio turnover of the LifePath Master Portfolio	18%	[16]	67%	[16]	7%	[17]	51% [17]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.68%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.84%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.60%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[15]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[16]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[17]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	39

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of the corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (99.98%, 99.97%, 99.95%, and 99.86% for LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio, respectively, as of June 30, 2014). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Administrator, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees,

40	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. The Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2024. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$405
LifePath 2035 Portfolio	$336
LifePath 2045 Portfolio	$582
LifePath 2055 Portfolio	$157

For the six months ended June 30, 2014, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2025 Portfolio	$54
LifePath 2030 Portfolio	$8
LifePath 2035 Portfolio	$13
LifePath 2045 Portfolio	$18

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2013 and the period ended December 31, 2010. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	JUNE 30, 2014	41

Notes to Financial Statements (continued)	BlackRock Funds III

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	573,487	$7,620,495	910,890	$11,678,883
Shares issued to shareholders in reinvestment of dividends and distributions	34,576	467,380	71,520	929,057
Shares redeemed	(383,251)	(5,112,014)	(305,527)	(3,902,687)

Net increase	224,812	$2,975,861	676,883	$8,705,253

Investor A
Shares sold	871,793	$11,667,006	1,379,851	$17,654,190
Shares issued to shareholders in reinvestment of dividends and distributions	39,396	532,665	78,021	1,014,304
Shares redeemed	(380,213)	(5,065,609)	(387,778)	(4,980,463)

Net increase	530,976	$7,134,062	1,070,094	$13,688,031

Investor C
Shares sold	75,262	$998,706	116,081	$1,459,235
Shares issued to shareholders in reinvestment of dividends and distributions	2,148	28,949	4,488	58,322
Shares redeemed	(41,931)	(550,532)	(49,266)	(624,070)

Net increase	35,479	$477,123	71,303	$893,487

Class K
Shares sold	94,482	$1,281,108	19,099	$238,039
Shares issued to shareholders in reinvestment of dividends and distributions	1,373	18,597	223	2,890
Shares redeemed	(4,676)	(62,386)	(170,353)	(2,127,170)

Net increase (decrease)	91,179	$1,237,319	(151,031)	$(1,886,241)

Class R
Shares sold	28,725	$380,485	27,356	$348,501
Shares issued to shareholders in reinvestment of dividends and distributions	1,826	24,706	3,703	48,160
Shares redeemed	(6,528)	(86,419)	(23,003)	(295,490)

Net increase	24,023	$318,772	8,056	$101,171

Total Net Increase	906,469	$12,143,137	1,675,305	$21,501,701

LifePath 2035 Portfolio
Institutional
Shares sold	462,217	$6,446,047	740,049	$9,845,867
Shares issued to shareholders in reinvestment of dividends and distributions	32,093	456,840	71,222	971,741
Shares redeemed	(191,962)	(2,690,974)	(221,883)	(2,983,707)

Net increase	302,348	$4,211,913	589,388	$7,833,901

Investor A
Shares sold	938,126	$13,175,863	1,082,238	$14,392,856
Shares issued to shareholders in reinvestment of dividends and distributions	34,283	488,201	67,127	917,237
Shares redeemed	(301,447)	(4,227,041)	(389,781)	(5,222,768)

Net increase	670,962	$9,437,023	759,584	$10,087,325

Investor C
Shares sold	53,326	$745,141	49,884	$658,815
Shares issued to shareholders in reinvestment of dividends and distributions	1,303	18,471	2,819	38,417
Shares redeemed	(24,999)	(348,172)	(20,393)	(271,810)

Net increase	29,630	$415,440	32,310	$425,422

42	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2035 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	34,476	$501,714	10,830	$140,226
Shares issued to shareholders in reinvestment of dividends and distributions	588	8,521	216	2,987
Shares redeemed	(468)	(6,539)	(163,508)	(2,100,718)

Net increase (decrease)	34,596	$503,696	(152,462)	$(1,957,505)

Class R
Shares sold	21,093	$296,580	8,771	$117,450
Shares issued to shareholders in reinvestment of dividends and distributions	647	9,239	1,295	17,735
Shares redeemed	(7,791)	(107,989)	(4,357)	(57,644)

Net increase	13,949	$197,830	5,709	$77,541

Total Net Increase	1,051,485	$14,765,902	1,234,529	$16,466,684

LifePath 2045 Portfolio
Institutional
Shares sold	327,486	$4,771,214	396,631	$5,456,579
Shares issued to shareholders in reinvestment of dividends and distributions	21,018	313,113	40,187	571,955
Shares redeemed	(109,012)	(1,595,937)	(99,645)	(1,374,380)

Net increase	239,492	$3,488,390	337,173	$4,654,154

Investor A
Shares sold	407,970	$5,995,963	628,813	$8,648,688
Shares issued to shareholders in reinvestment of dividends and distributions	18,590	277,234	33,636	479,804
Shares redeemed	(116,082)	(1,706,039)	(170,437)	(2,394,296)

Net increase	310,478	$4,567,158	492,012	$6,734,196

Investor C
Shares sold	28,905	$415,780	42,933	$585,924
Shares issued to shareholders in reinvestment of dividends and distributions	1,158	17,134	2,435	34,513
Shares redeemed	(12,583)	(183,125)	(16,372)	(224,050)

Net increase	17,480	$249,789	28,996	$396,387

Class K
Shares sold	22,186	$338,568	4,602	$60,397
Shares issued to shareholders in reinvestment of dividends and distributions	365	5,506	—	—
Shares redeemed	—	—	(57,204)	(754,045)

Net increase (decrease)	22,551	$344,074	(52,602)	$(693,648)

Class R
Shares sold	11,236	$165,112	15,097	$206,233
Shares issued to shareholders in reinvestment of dividends and distributions	690	10,283	1,538	21,914
Shares redeemed	(6,009)	(85,277)	(10,897)	(150,113)

Net increase	5,917	$90,118	5,738	$78,034

Total Net Increase	595,918	$8,739,529	811,317	$11,169,123

LifePath 2055 Portfolio
Institutional
Shares sold	189,092	$2,802,502	222,162	$3,099,013
Shares issued to shareholders in reinvestment of dividends and distributions	8,215	124,856	15,051	217,965
Shares redeemed	(67,473)	(1,005,316)	(82,107)	(1,170,226)

Net increase	129,834	$1,922,042	155,106	$2,146,752

BLACKROCK FUNDS III	JUNE 30, 2014	43

Notes to Financial Statements (concluded)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2055 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	144,443	$2,156,743	283,425	$3,951,050
Shares issued to shareholders in reinvestment of dividends and distributions	6,349	96,359	13,033	189,060
Shares redeemed	(65,939)	(985,918)	(108,060)	(1,525,606)

Net increase	84,853	$1,267,184	188,398	$2,614,504

Investor C
Shares sold	20,705	$302,310	14,909	$204,036
Shares issued to shareholders in reinvestment of dividends and distributions	449	6,768	826	11,931
Shares redeemed	(10,604)	(156,388)	(12,437)	(164,529)

Net increase	10,550	$152,690	3,298	$51,438

Class K
Shares sold	10,458	$163,151	9,086	$119,761
Shares issued to shareholders in reinvestment of dividends and distributions	176	2,712	—	—
Shares redeemed	—	—	(42,186)	(563,906)

Net increase (decrease)	10,634	$165,863	(33,100)	$(444,145)

Class R
Shares sold	4,868	$72,985	2,885	$40,466
Shares issued to shareholders in reinvestment of dividends and distributions	167	2,535	231	3,355
Shares redeemed	(95)	(1,396)	(519)	(7,331)

Net increase	4,940	$74,124	2,597	$36,490

Total Net Increase	240,811	$3,581,903	316,299	$4,405,039

At June 30, 2014, shares owned by affiliates were as follows:

	Investor C	Class K	Class R
LifePath 2025 Portfolio	—	2,006	2,002
LifePath 2035 Portfolio	2,000	2,004	2,000
LifePath 2045 Portfolio	2,000	2,003	2,000
LifePath 2055 Portfolio	2,000	2,001	2,000

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS III	JUNE 30, 2014

Master Portfolio Information as of June 30, 2014	Master Investment Portfolio

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	59%
Fixed Income Funds	40
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	35%
Active Stock Master Portfolio	26
International Tilts Master Portfolio	11
Russell 1000® Index Master Portfolio	5
iShares® TIPS Bond ETF	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	4
BlackRock Emerging Markets Fund, Inc.	3
iShares® International Developed Real Estate ETF	2
iShares® Cohen & Steers REIT ETF	2

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	73%
Fixed Income Funds	27

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	31%
CoreAlpha Bond Master Portfolio	24
International Tilts Master Portfolio	14
Russell 1000® Index Master Portfolio	7
BlackRock Commodity Strategies Fund	4
BlackRock Emerging Markets Fund, Inc.	4
iShares® International Developed Real Estate ETF	4
iShares® Cohen & Steers REIT ETF	4
Master Small Cap Index Series	3
iShares® TIPS Bond ETF.	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2014	45

Master Portfolio Information as of June 30, 2014 (concluded)	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	85%
Fixed Income Funds	15

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	34%
International Tilts Master Portfolio	16
CoreAlpha Bond Master Portfolio	15
Russell 1000® Index Master Portfolio	10
BlackRock Emerging Markets Fund, Inc.	5
iShares® International Developed Real Estate ETF	5
iShares® Cohen & Steers REIT ETF	5
BlackRock Commodity Strategies Fund	4
iShares® MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	95%
Fixed Income Funds	5

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	37%
International Tilts Master Portfolio	18
Russell 1000® Index Master Portfolio	12
BlackRock Emerging Markets Fund, Inc.	6
iShares® International Developed Real Estate ETF	6
iShares® Cohen & Steers REIT ETF	6
CoreAlpha Bond Master Portfolio	5
BlackRock Commodity Strategies Fund	4
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

46	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 59.0%
Active Stock Master Portfolio	$18,767,006	$18,767,006
BlackRock Commodity Strategies Fund	260,109	2,653,108
BlackRock Emerging Markets Fund, Inc.	119,227	2,490,662
International Tilts Master Portfolio	$8,010,298	8,010,298
iShares Cohen & Steers REIT ETF	17,647	1,541,113
iShares International Developed Real Estate ETF	49,707	1,597,086
iShares MSCI Canada ETF (b)	23,535	758,062
iShares MSCI EAFE Small-Cap ETF	22,688	1,200,649
Master Small Cap Index Series	$2,577,754	2,577,754
Russell 1000® Index Master Portfolio	$3,536,304	3,536,304

		43,132,042
Fixed Income Funds — 40.7%
CoreAlpha Bond Master Portfolio	$26,106,077	$26,106,077
iShares TIPS Bond ETF	31,556	3,640,300

		29,746,377
Short-Term Securities — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	134,978	134,978
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	661,386	661,386

		796,364
Total Affiliated Investment Companies (Cost — $69,211,651*) — 100.8%		73,674,783
Liabilities in Excess of Other Assets — (0.8)%		(604,237)

Net Assets — 100.0%		$73,070,546

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$69,228,742

Gross unrealized appreciation	$4,446,041
Gross unrealized depreciation	—

Net unrealized appreciation	$4,446,041

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$16,200,209	$2,566,797	[1]	—	$18,767,006	$18,767,006	$129,342	$1,579,697
ACWI ex-US Index Master Portfolio	$3,441,408	—		$(3,441,408)[2]	—	—	$20,276	$195,766
BlackRock Cash Funds: Institutional, SL Agency Shares	878,780	—		(743,802)[2]	134,978	$134,978	$541	—
BlackRock Cash Funds: Prime, SL Agency Shares	139,240	522,146	[1]	—	661,386	$661,386	$110	—
BlackRock Commodity Strategies Fund	230,922	49,454		(20,267)	260,109	$2,653,108	—	$(11,642)
BlackRock Emerging Markets Fund, Inc.	51,487	70,016		(2,276)	119,227	$2,490,662	—	$(557)
CoreAlpha Bond Master Portfolio	$20,623,592	$5,482,485	[1]	—	$26,106,077	$26,106,077	$287,945	$92,666
International Tilts Master Portfolio	$3,511,357	$4,498,941	[1]	—	$8,010,298	$8,010,298	$135,101	$1,480
iShares Cohen & Steers REIT ETF	15,153	3,967		(1,473)	17,647	$1,541,113	$21,414	$(419)
iShares International Developed Real Estate ETF	41,657	12,365		(4,315)	49,707	$1,597,086	$31,694	$(15,968)
iShares MSCI Canada ETF	20,187	3,802		(454)	23,535	$758,062	$5,508	$(377)
iShares MSCI EAFE ETF	4,629	—		(4,629)	—	—	—	$77,884
iShares MSCI EAFE Small-Cap ETF	18,607	4,596		(515)	22,688	$1,200,649	$13,172	$4,129
iShares MSCI Emerging Markets ETF	3,183	—		(3,183)	—	—	—	$3,781
iShares TIPS Bond ETF	26,539	6,739		(1,722)	31,556	$3,640,300	$26,538	$(17,744)
Master Small Cap Index Series	$2,253,163	$324,591	[1]	—	$2,577,754	$2,577,754	$14,493	$121,850
Russell 1000® Index Master Portfolio	$1,991,780	$1,544,524	[1]	—	$3,536,304	$3,536,304	$29,717	$(3,336)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	47

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$14,677,344	$58,997,439	—	$73,674,783

The LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $661,386 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 73.1%
Active Stock Master Portfolio	$18,984,479	$18,984,479
BlackRock Commodity Strategies Fund	229,995	2,345,954
BlackRock Emerging Markets Fund, Inc.	124,643	2,603,788
International Tilts Master Portfolio	$8,555,053	8,555,053
iShares Cohen & Steers REIT ETF	25,200	2,200,716
iShares International Developed Real Estate ETF	70,904	2,278,146
iShares MSCI Canada ETF	24,988	804,863
iShares MSCI EAFE Small-Cap ETF	24,337	1,287,914
Master Small Cap Index Series	$1,713,035	1,713,035
Russell 1000® Index Master Portfolio	$4,675,511	4,675,511

		45,449,459
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 26.6%
CoreAlpha Bond Master Portfolio	$15,214,913	$15,214,913
iShares TIPS Bond ETF	11,222	1,294,570

		16,509,483
Short-Term Security — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	121,758	121,758
Total Affiliated Investment Companies (Cost — $57,870,448*) — 99.9%		62,080,700
Other Assets Less Liabilities — 0.1%		91,441

Net Assets — 100.0%		$62,172,141

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$57,888,750

Gross unrealized appreciation	$4,191,950
Gross unrealized depreciation	—

Net unrealized appreciation	$4,191,950

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$15,692,296	$3,292,183	[1]	—	$18,984,479	$18,984,479	$125,688	$1,522,904
ACWI ex-US Index Master Portfolio	$3,491,240	—		$(3,491,240)[2]	—	—	$21,010	$205,197
BlackRock Cash Funds: Institutional, SL Agency Shares	197,195	—		(75,437)[2]	121,758	$121,758	$3	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	22,990	—		(22,990)[2]	—	—	$468	—
BlackRock Commodity Strategies Fund	185,770	57,730		(13,505)	229,995	$2,345,954	—	$(8,425)
BlackRock Emerging Markets Fund, Inc.	49,659	79,580		(4,596)	124,643	$2,603,788	—	$(1,528)
CoreAlpha Bond Master Portfolio	$10,906,911	$4,308,002	[1]	—	$15,214,913	$15,214,913	$160,814	$48,101
International Tilts Master Portfolio	$3,382,020	$5,173,033	[1]	—	$8,555,053	$8,555,053	$138,031	$4,246
iShares Cohen & Steers REIT ETF	19,728	7,446		(1,974)	25,200	$2,200,716	$30,047	$(1,389)
iShares International Developed Real Estate ETF	55,507	21,339		(5,942)	70,904	$2,278,146	$44,853	$(24,150)
iShares MSCI Canada ETF	19,860	5,785		(657)	24,988	$804,863	$5,820	$(394)
iShares MSCI EAFE ETF	2,162	—		(2,162)	—	—	—	$36,763
iShares MSCI EAFE Small-Cap ETF	17,921	7,103		(687)	24,337	$1,287,914	$14,064	$5,386
iShares MSCI Emerging Markets ETF	2,166	—		(2,166)	—	—	—	$3,010
iShares TIPS Bond ETF	8,983	2,580		(341)	11,222	$1,294,570	$9,262	$(3,384)
Master Small Cap Index Series	$1,350,347	$362,688	[1]	—	$1,713,035	$1,713,035	$9,416	$81,726
Russell 1000® Index Master Portfolio	$1,842,488	$2,833,023	[1]	—	$4,675,511	$4,675,511	$35,625	$(2,924)
[1] Represents net beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
[3] No longer held by the LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	49

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$12,937,709	$49,142,991	—	$62,080,700

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.6%
Active Stock Master Portfolio	$12,132,575	$12,132,575
BlackRock Commodity Strategies Fund	130,093	1,326,944
BlackRock Emerging Markets Fund, Inc.	83,708	1,748,657
International Tilts Master Portfolio	$5,722,789	5,722,789
iShares Cohen & Steers REIT ETF (b)	19,019	1,660,928
iShares International Developed Real Estate ETF	52,524	1,687,596
iShares MSCI Canada ETF (b)	16,768	540,097
iShares MSCI EAFE Small-Cap ETF	16,100	852,012
Master Small Cap Index Series	792,607	792,607
Russell 1000® Index Master Portfolio	$3,496,395	3,496,395

		29,960,600
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 15.1%
CoreAlpha Bond Master Portfolio	$5,336,327	$5,336,327
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	77,944	77,944
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	62,200	62,200

		140,144
Total Affiliated Investment Companies (Cost — $32,812,723*) — 100.1%		35,437,071
Liabilities in Excess of Other Assets — (0.1)%		(35,040)

Net Assets — 100.0%		$35,402,031

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$32,816,624

Gross unrealized appreciation	$2,620,447
Gross unrealized depreciation	—

Net unrealized appreciation	$2,620,447

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$9,802,020	$2,330,555	[1]	—	$12,132,575	$12,132,575	$80,163	$940,701
ACWI ex-US Index Master Portfolio	$2,401,366	—		$(2,401,366)[2]	—	—	$15,850	$129,231
BlackRock Cash Funds: Institutional, SL Agency Shares	265,609	—		(187,665)[2]	77,944	$77,944	$453	—
BlackRock Cash Funds: Prime, SL Agency Shares	35,707	26493	[1]	—	62,200	$62,200	$145	—
BlackRock Commodity Strategies Fund	104,395	32,158		(6,460)	130,093	$1,326,944	—	$(3,993)
BlackRock Emerging Markets Fund, Inc.	32,449	53,428		(2,169)	83,708	$1,748,657	—	$(308)
CoreAlpha Bond Master Portfolio	$3,788,075	$1,548,252	[1]	—	$5,336,327	$5,336,327	$56,293	$17,842
International Tilts Master Portfolio	$2,238,771	$3,484,018	[1]	—	$5,722,789	$5,722,789	$92,283	$3,451
iShares Cohen & Steers REIT ETF	14,280	5,804		(1,065)	19,019	$1,660,928	$22,211	$(226)
iShares International Developed Real Estate ETF	40,655	14,773		(2,904)	52,524	$1,687,596	$33,243	$(11,100)
iShares MSCI Canada ETF	12,795	4,305		(332)	16,768	$540,097	$3,901	$(648)
iShares MSCI EAFE ETF	966	—		(966)	—	—	—	$15,564
iShares MSCI EAFE Small-Cap ETF	10,610	5,707		(217)	16,100	$852,012	$9,181	$1,554
iShares MSCI Emerging Markets ETF	855	—		(855)	—	—	—	$1,640
iShares TIPS Bond ETF	—	—		—	—	—	—	—
Master Small Cap Index Series	$585,447	$207,160	[1]	—	$792,607	$792,607	$4,255	$37,174
Russell 1000® Index Master Portfolio	$1,631,516	$1,864,879	[1]	—	$3,496,395	$3,496,395	$26,879	$(1,308)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	51

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$7,956,378	$27,480,693	—	$35,437,071

The LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $62,200 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 95.2%
Active Stock Master Portfolio	$4,836,037	$4,836,037
BlackRock Commodity Strategies Fund	51,795	528,310
BlackRock Emerging Markets Fund, Inc.	35,624	744,191
International Tilts Master Portfolio	$2,368,003	2,368,003
iShares Cohen & Steers REIT ETF	8,807	769,115
iShares International Developed Real Estate ETF	24,733	794,671
iShares MSCI Canada ETF	7,179	231,236
iShares MSCI EAFE Small-Cap ETF	6,768	358,163
Master Small Cap Index Series	$254,051	254,051
Russell 1000® Index Master Portfolio	$1,526,197	1,526,197
Fixed Income Fund — 4.6%
CoreAlpha Bond Master Portfolio	$605,164	$605,164
Short-Term Security — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	36,191	36,191
Total Affiliated Investment Companies (Cost — $12,636,260*) — 100.1%		13,051,329
Liabilities in Excess of Other Assets — (0.1)%		(13,189)

Net Assets — 100.0%		$13,038,140

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$12,639,040

Gross unrealized appreciation	$412,289
Gross unrealized depreciation	—

Net unrealized appreciation	$412,289

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	3,613,769	1,222,268	[1]	—	$4,836,037	$4,836,037	$31,096	$349,005
ACWI ex-US Index Master Portfolio	873,314	—		(873,314)[2]	—	—	$4,988	$56,835
BlackRock Cash Funds: Institutional, SL Agency Shares	25,487	10,704	[1]	—	36,191	$36,191	$346	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	460	—		(460)[2]	—	—	$22	—
BlackRock Commodity Strategies Fund	39,004	14,914		(2,123)	51,795	$528,310	—	$(1,611)
BlackRock Emerging Markets Fund, Inc.	14,149	22,528		(1,053)	35,624	$744,191	—	$(284)
CoreAlpha Bond Master Portfolio	405,498	199,666	[1]	—	$605,164	$605,164	$6,242	$2,326
International Tilts Master Portfolio	941,978	1,426,025	[1]	—	$2,368,003	$2,368,003	$39,037	$1,002
iShares Cohen & Steers REIT ETF	6,422	2,833		(448)	8,807	$769,115	$10,277	$(106)
iShares International Developed Real Estate ETF	18,191	8,248		(1,706)	24,733	$794,671	$15,496	$(6,386)
iShares MSCI Canada ETF	4,965	2,214		—	7,179	$231,236	$1,664	—
iShares MSCI EAFE ETF	—	—		—	—	—	—	—
iShares MSCI EAFE Small-Cap ETF	4,611	2,309		(152)	6,768	$358,163	$3,913	$1,313
iShares MSCI Emerging Markets ETF	—	—		—	—	—	—	—
iShares TIPS Bond ETF	—	—		—	—	—	—	—
Master Small Cap Index Series	185,783	68,268	[1]	—	$254,051	$254,051	$1,377	$12,054
Russell 1000® Index Master Portfolio	843,407	682,790	[1]	—	$1,526,197	$1,526,197	$12,083	$(962)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
[3] No longer held by the LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	53

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,461,877	$9,589,452	—	$13,051,329

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2014 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$73,674,783	$62,080,700	$35,437,071	$13,051,329
Contributions receivable from investors	84,934	90,273	41,944	—
Investments sold receivable	393,374	270,000	155,000	21,873
Dividends receivable	53,722	69,695	50,068	22,889
Securities lending income receivable	77	—	31	—
Receivable from Manager	10,735	11,839	12,733	13,212

Total assets	74,217,625	62,522,507	35,696,847	13,109,303

Liabilities
Collateral on securities loaned at value	661,386	—	62,200	—
Investments purchased payable	472,508	337,254	219,594	33,808
Trustees’ fees payable	314	237	128	41
Professional fees payable	12,871	12,875	12,894	12,897
Withdrawals payable to investors	—	—	—	24,417

Total liabilities	1,147,079	350,366	294,816	71,163

Net Assets	$73,070,546	$62,172,141	$35,402,031	$13,038,140

Net Assets Consist of
Investors’ capital	$68,607,414	$57,961,889	$32,777,683	$12,023,071
Net unrealized appreciation/depreciation	4,463,132	4,210,252	2,624,348	1,015,069

Net Assets	$73,070,546	$62,172,141	$35,402,031	$13,038,140

[1] Investments at cost — affiliated	$69,211,651	$57,870,448	$32,812,723	$12,036,260
[2] Securities loaned at value	$645,553	—	$60,700	—

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	55

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2014 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$98,326	$104,046	$68,536	$31,350
Securities lending — affiliated — net	541	468	453	346
Income — affiliated	110	3	145	22
Net investment income allocated from the applicable Master Portfolios:
Dividends	357,712	358,930	238,629	96,328
Interest	318,229	178,739	63,303	7,505
Expenses	(72,822)	(60,225)	(34,472)	(12,199)
Fees waived	13,755	13,140	8,263	3,189

Total income	715,851	595,101	344,857	126,541

Expenses
Investment advisory	110,519	90,010	51,084	18,604
Professional	12,933	12,927	12,927	12,920
Independent Trustees	2,508	2,327	2,035	1,812

Total expenses	125,960	105,264	66,046	33,336
Less fees waived by advisor	(112,545)	(98,187)	(63,448)	(33,122)

Total expenses after fees waived	13,415	7,077	2,598	214

Net investment income	702,436	588,024	342,259	126,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	39,087	5,889	2,483	(7,074)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	1,988,123	1,859,250	1,127,091	420,260

	2,027,210	1,865,139	1,129,574	413,186

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	819,382	833,661	531,584	241,123
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	45,384	(90,904)	(82,810)	(35,549)

	864,766	742,757	448,774	205,574

Total realized and unrealized gain	2,891,976	2,607,896	1,578,348	618,760

Net Increase in Net Assets Resulting from Operations	$3,594,412	$3,195,920	$1,920,607	$745,087

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$702,436	$947,201	$588,024	$807,159
Net realized gain	2,027,210	2,053,492	1,865,139	2,016,375
Net change in unrealized appreciation/depreciation	864,766	2,359,624	742,757	2,466,805

Net increase in net assets resulting from operations	3,594,412	5,360,317	3,195,920	5,290,339

Capital Transactions
Proceeds from contributions	21,947,800	26,299,937	21,165,345	20,962,294
Value of withdrawals	(11,133,277)	(7,042,315)	(7,551,726)	(6,621,900)

Net increase in net assets derived from capital transactions	10,814,523	19,257,622	13,613,619	14,340,394

Net Assets
Total increase in net assets	14,408,935	24,617,939	16,809,539	19,630,733
Beginning of period	58,661,611	34,043,672	45,362,602	25,731,869

End of period	$73,070,546	$58,661,611	$62,172,141	$45,362,602

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$342,259	$462,216	$126,327	$164,830
Net realized gain	1,129,574	1,202,820	413,186	454,595
Net change in unrealized appreciation/depreciation	448,774	1,642,567	205,574	630,292

Net increase in net assets resulting from operations	1,920,607	3,307,603	745,087	1,249,717

Capital Transactions
Proceeds from contributions	11,686,637	13,176,225	5,497,691	6,971,548
Value of withdrawals	(3,684,057)	(3,182,692)	(2,182,577)	(3,018,127)

Net increase in net assets derived from capital transactions	8,002,580	9,993,533	3,315,114	3,953,421

Net Assets
Total increase in net assets	9,923,187	13,301,136	4,060,201	5,203,138
Beginning of period	25,478,844	12,177,708	8,977,939	3,774,801

End of period	$35,402,031	$25,478,844	$13,038,140	$8,977,939

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	57

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Total Investment Return
Total investment return	5.58%	[2]	12.34%		12.57%		0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses	0.59%	[3,4,5,6]	0.61%	[4,7,8]	0.69%	[9,10,11]	1.07%	[9,12,13]	13.61%	[3,9]

Total expenses after fees waived	0.23%	[3,4,5,6]	0.25%	[4,7,8]	0.26%	[9,10,11]	0.24%	[9,12,13]	0.22%	[3,9]

Net investment income[14]	2.22%	[3,4,5,6]	2.11%	[4,7,8]	2.32%	[9,10,11]	2.62%	[9,12,13]	2.37%	[3,9]

Supplemental Data
Net assets, end of period (000)	$73,071		$58,662		$34,044		$12,178		$134

Portfolio turnover	16%	[15]	30%	[15]	4%	[16]	24%	[16]	2%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[10]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[11]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[12]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[13]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[14]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the six months ended June 30, 2014 and year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[15]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[16]

Excludes purchases and sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Total Investment Return
Total investment return	5.96%[2]		15.83%		14.35%		(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses	0.59%	[3,4,5,6]	0.63%	[4,7,8]	0.76%	[9,10,11]	1.34%	[9,12,13]	13.23%	[3,9]

Total expenses after fees waived	0.21%	[3,4,5,6]	0.25%	[4,7,8]	0.25%	[9,10,11]	0.22%	[9,12,13]	0.19%	[3,9]

Net investment income[14]	2.29%	[3,4,5,6]	2.29%	[4,7,8]	2.42%	[9,10,11]	2.50%	[9,12,13]	2.33%	[3,9]

Supplemental Data
Net assets, end of period (000)	$62,172		$45,363		$25,732		$7,426		$149

Portfolio turnover	16%	[15]	39%	[15]	4%	[16]	21%	[16]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[10]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[11]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[12]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[13]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[14]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the six months ended June 30, 2014 and year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[15]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[16]

Excludes purchases and sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	59

Financial Highlights	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Total Investment Return
Total investment return	6.27%	[2]	18.99%		15.84%		(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses	0.63%	[3,4,5,6]	0.70%	[4,7,8]	1.01%	[9,10,11]	2.58%	[9,12,13]	13.23%	[3,9]

Total expenses after fees waived	0.20%	[3,4,5,6]	0.24%	[4,7,8]	0.24%	[9,10,11]	0.20%	[9,12,13]	0.17%	[3,9]

Net investment income[14]	2.35%	[3,4,5,6]	2.47%	[4,7,8]	2.54%	[9,10,11]	2.43%	[9,12,13]	2.25%	[3,9]

Supplemental Data
Net assets, end of period (000)	$35,402		$25,479		$12,178		$3,249		$142

Portfolio turnover	16%	[15]	38%	[15]	4%	[16]	35%	[16]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[10]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[11]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[12]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[13]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[14]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[15]

Includes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[16]

Excludes purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
			2013		2012		2011

Total Investment Return
Total investment return	6.59%	[2]	21.49%		16.96%		(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses	0.80%	[3,4,5,6]	1.01%	[4,7,8]	2.41%	[9,10,11]	14.66%	[9,12,13]	13.09%	[3,9]

Total expenses after fees waived	0.17%	[3,4,5,6]	0.24%	[4,7,8]	0.25%	[9,10,11]	0.19%	[9,12,13]	0.16%	[3,9]

Net investment income[14]	0.24%	[3,4,5,6]	2.65%	[4,7,8]	2.66%	[9,10,11]	2.30%	[9,12,13]	2.21%	[3,9]

Supplemental Data
Net assets, end of period (000)	$13,038		$8,978		$3,775		$494		$144

Portfolio turnover	18%	[15]	67%	[15]	7%	[16]	51%	[16]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[10]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.07%.

[11]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[12]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[13]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[14]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the six months ended June 30, 2014 and year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[15]

Includes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[16]

Excludes purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	61

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of June 30, 2014, the investment of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio in Active Stock Master Portfolio represented 25.7%, 30.5%, 34.3% and 37.1%, respectively, of net assets. Active Stock Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

As of June 30, 2014, the investment of LifePath 2025 Master Portfolio and LifePath 2035 Master Portfolio in CoreAlpha Bond Master Portfolio represented 35.7% and 24.5%, respectively, of its net assets. The financial statements of CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath 2025 Master Portfolio and LifePath 2030 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the (“Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Russell 1000 Index Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of June 30, 2014, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath 2025 Master Portfolio	0.72%	0.73%	0.70%	0.34%	0.19%
LifePath 2035 Master Portfolio	0.73%	0.43%	0.74%	0.23%	0.25%
LifePath 2044 Master Portfolio	0.46%	0.15%	0.50%	0.11%	0.19%
LifePath 2055 Master Portfolio	0.19%	0.02%	0.21%	0.03%	0.08%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at Net Asset Value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation

62	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Russell 1000® Index Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: Each LifePath Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. During the term of the loan, each LifePath Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK FUNDS III	JUNE 30, 2014	63

Notes to Financial Statements (continued)	Master Investment Portfolio

The following table is a summary of each LifePath Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA as of June 30, 2014:

LifePath 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$645,553	$(645,553)	—

LifePath 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$25,768	$(25,768)	—
Morgan Stanley & Co. LLC	34,932	(34,932)	—

Total	$60,700	$(60,700)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending transactions as follows:

LifePath 2025 Master Portfolio	$661,386
LifePath 2045 Master Portfolio	$62,200

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio pays BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2015. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2024. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

64	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2014, each LifePath Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath 2025 Master Portfolio	$282
LifePath 2035 Master Portfolio	$218
LifePath 2045 Master Portfolio	$240
LifePath 2055 Master Portfolio	$137

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the six months ended June 30, 2014, were as follows:

Purchases
	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Non-U.S. Government Securities	$21,208,393	$22,113,507	$12,838,060	$5,366,196

Sales
	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Non-U.S. Government Securities	$10,381,164	$8,565,080	$4,811,690	$2,000,170

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2013 and the period ended December 31, 2010. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	JUNE 30, 2014	65

Notes to Financial Statements (concluded)	Master Investment Portfolio

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Market and Credit Risk:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master

BLACKROCK FUNDS III	JUNE 30, 2014	67

Disclosure of Investment Advisory Agreement (continued)

Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1 and a Morningstar peer group selected by Morningstar; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

68	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and a Morningstar peer group selected by Morningstar. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each Portfolio.

The Board noted that for each of the one-year, three-year and since-inception periods reported, each of LifePath 2025 Portfolio and LifePath 2035 Portfolio ranked in the fourth quartile against its respective Morningstar Performance Universe.

The Board noted that for the one-year, three-year and since-inception periods reported, LifePath 2045 Portfolio ranked in the fourth, third and third quartiles, respectively, against its Morningstar Performance Universe.

The Board and BlackRock reviewed and discussed the reasons for the underperformance of LifePath 2025 Portfolio, LifePath 2035 Portfolio and LifePath 2045 Portfolio during the one-year, three-year and since-inception periods reported. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Morningstar Performance Universe of each of these Portfolios. Given the more measured glidepath of each of these Portfolios, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one-year, three-year and since-inception periods.

The Board noted that for the one-year, three-year and since-inception periods reported, LifePath 2055 Portfolio ranked in the fourth, fourth and second quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and three-year periods. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given the Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one- and three-year periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of each Master Portfolio/Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each Master Portfolio in seeking to improve the Master Portfolio’s/Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is

BLACKROCK FUNDS III	JUNE 30, 2014	69

Disclosure of Investment Advisory Agreement (concluded)

expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board noted that the contractual advisory fee rate of each of LifePath 2025 Master Portfolio and LifePath 2035 Master Portfolio ranked in the fourth quartile. The Board also noted that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and third quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers. The Board determined that the corresponding Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by the corresponding Portfolio’s Expense Peers.

The Board noted that LifePath 2045 Master Portfolio’s contractual advisory fee rate ranked in the fourth quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and second quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board noted that LifePath 2055 Master Portfolio’s contractual advisory fee rate ranked second out of three funds, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked first out of three funds and in the third quartile, respectively, relative to the corresponding Portfolio’s Expense Peers. The Board determined that the corresponding Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by the corresponding Portfolio’s Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolio invests, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	BLACKROCK FUNDS III	JUNE 30, 2014

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the LifePath Portfolios and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the LifePath Portfolios. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

BLACKROCK FUNDS III	JUNE 30, 2014	71

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each LifePath Portfolio/LifePath Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each LifePath Portfolio/LifePath Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath Portfolio/LifePath Master Portfolio voted proxies relating to securities held in each LifePath Portfolio’s/LifePath Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

72	BLACKROCK FUNDS III	JUNE 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2014	73

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

74	BLACKROCK FUNDS III	JUNE 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless preceded or accompanied by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® Retirement Portfolio
➢	LifePath 2020 Portfolio®
➢	LifePath 2030 Portfolio®
➢	LifePath 2040 Portfolio®
➢	LifePath® 2050 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2014	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 and the LifePath Retirement Portfolio (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the six-month period ended June 30, 2014, the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets broadly outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed their respective custom benchmarks due to their investment in Active Stock Master Portfolio (“Active Stock”). Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. During the period, Active Stock’s underperformance was driven by its allocations to the Fundamental Large Cap Growth and Equity Dividend strategies.

•

While the Fundamental Large Cap Growth strategy performed well in January and February, the strategy holdings were not immune to the broad market reversal of March and April as high valuations compelled investors to shed positions in high-growth, more volatile companies in favor of previously underperforming sectors. The reversal exacted the greatest toll on the strongest performers of 2013, a number of which were held in the strategy. Although many of these same holdings began to rebound in the final two months of the period, they detracted from performance for the overall six-month period. On a sector basis, the most significant source of underperformance in the Fundamental Large Cap Growth strategy was positioning within information technology (“IT”), where key internet software & services holdings hurt returns.

•

The Equity Dividend strategy had a negative impact on performance due largely to individual stock selection within financials. Additionally, the combination of an underweight and stock selection in the health care sector weighed on returns, as did an underweight in utilities and both an underweight and security selection in consumer discretionary. Selection also hindered results in the IT and materials sectors.

•

Conversely, the LifePath Portfolios benefited from their investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), where asset allocation had the largest impact on relative results during the period. Swap contracts and non-benchmark allocations to securitized credits and high yield bonds drove strong returns. Security selection within agency mortgage-backed securities also had a positive impact on relative results. CoreAlpha Bond’s U.S. interest rate strategies were key contributors as well, particularly due to a yield curve flattening position that proved beneficial in the first half of the period.

•

Also contributing positively to relative performance in the LifePath Portfolios was the effect of “gap risk,” which results from price movement in the funds in which the LifePath Portfolios invest from the time their official NAV is determined at the close of the market and the time at which the LifePath Portfolios invest their daily cash flows from shareholder contributions on the following day. The effect of gap risk was amplified due to significant asset growth in the LifePath Portfolios during the period.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

The LifePath Portfolios had begun investing in the International TILTS Master Portfolio and BlackRock Emerging Markets Fund in October 2013 and completed this implementation at the end of March 2014. This additional international equity exposure was offset by a reduction in passive international equity holdings such as the ACWI ex-US Index Master Portfolio, iShares MSCI EAFE Index Fund and iShares Emerging Markets Index Fund. In addition, exposure to Active Stock was reduced in order to move the active risk from the U.S. large cap exposure to the international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

4	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2014	5

LifePath Retirement Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® Retirement Portfolio (“LifePath Retirement Portfolio” or the “LifePath Portfolio”) is managed for investors seeking income and moderate long-term growth of capital. Effective on July 1, 2014, the investment objective of LifePath Retirement Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Portfolio will be broadly diversified across global asset classes.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/04 to 6/30/05	65.0%	N/A	N/A	N/A	N/A	N/A	8.6%	N/A	N/A	2.4%	21.5%	2.5%
7/01/05 to 6/30/06	58.5	5.1%	1.3%	N/A	N/A	N/A	9.2	N/A	N/A	3.6	20.5	1.8
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2
7/01/12 to 6/30/13	52.9	9.1	N/A	2.8%	0.2	10.5	N/A	20.3	4.2	N/A	N/A	N/A
7/01/13 to 6/30/14	52.9	9.1	N/A	3.8	N/A	10.0	N/A	19.6	4.6	N/A	N/A	N/A

[3]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Retirement Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.76%	11.14%	N/A	9.12%	N/A	5.63%	N/A
Investor A	4.66	10.90	5.08%	8.85	7.68%	5.37	4.80%
Investor C	4.24	10.04	9.04	7.97	7.97	4.67	4.67
Class K	4.96	11.47	N/A	9.46	N/A	5.92	N/A
Class R	4.54	10.59	N/A	8.51	N/A	5.14	N/A
LifePath Retirement Portfolio Custom Benchmark	5.09	11.13	N/A	9.45	N/A	6.20	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	4.85	N/A	4.93	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	5.55	N/A	5.25	N/A
Dow Jones-UBS Commodity Index	7.08	8.21	N/A	1.99	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	16.61	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.50	N/A	8.01	N/A
Russell 1000® Index	7.27	25.35	N/A	19.25	N/A	8.19	N/A
Russell 2000® Index	3.19	23.64	N/A	20.21	N/A	8.70	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	7

LifePath 2020 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath 2020 Portfolio® (“LifePath 2020 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. Effective on July 1, 2014, the investment objective of LifePath 2020 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2020 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/04 to 6/30/05	65.0%	N/A	N/A	N/A	N/A	N/A	8.6%	N/A	N/A	2.4%	21.5%	2.5%
7/01/05 to 6/30/06	58.5	5.1%	1.3%	N/A	N/A	N/A	9.2	N/A	N/A	3.6	20.5	1.8
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2
7/01/12 to 6/30/13	52.9	9.1	N/A	2.8%	0.2	10.5	N/A	20.3	4.2	N/A	N/A	N/A
7/01/13 to 6/30/14	41.7	6.8	N/A	3.8	2.6	14.3	N/A	27.0	3.8	N/A	N/A	N/A

[3]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath 2020 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.10%	13.70%	N/A	10.86%	N/A	5.79%	N/A
Investor A	5.00	13.41	7.46%	10.60	9.41%	5.54	4.97%
Investor C	4.59	12.55	11.55	9.66	9.66	4.80	4.80
Class K	5.24	14.07	N/A	11.24	N/A	6.09	N/A
Class R	4.84	13.15	N/A	10.20	N/A	5.27	N/A
LifePath 2020 Portfolio Custom Benchmark	5.56	13.57	N/A	11.49	N/A	6.51	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	4.85	N/A	4.93	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	5.55	N/A	5.25	N/A
Dow Jones-UBS Commodity Index	7.08	8.21	N/A	1.99	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	16.61	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.50	N/A	8.01	N/A
Russell 1000® Index	7.27	25.35	N/A	19.25	N/A	8.19	N/A
Russell 2000® Index	3.19	23.64	N/A	20.21	N/A	8.70	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	9

LifePath 2030 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath 2030 Portfolio® (“LifePath 2030 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. Effective on July 1, 2014, the investment objective of LifePath 2030 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2030 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/04 to 6/30/05	21.2%	N/A	N/A	N/A	N/A	N/A	19.1%	N/A	N/A	3.5%	52.7%	3.5%
7/01/05 to 6/30/06	19.3	1.3%	2.5%	N/A	N/A	N/A	19.5	N/A	N/A	6.0	48.5	2.9
7/01/06 to 6/30/07	17.1	2.7	5.2	N/A	N/A	N/A	20.6	N/A	N/A	6.4	44.7	3.3
7/01/07 to 6/30/08	18.0	2.7	5.5	N/A	N/A	21.7%	N/A	N/A	N/A	6.5	42.4	3.2
7/01/08 to 6/30/09	20.0	2.9	N/A	N/A	6.1%	22.2	N/A	N/A	N/A	6.8	38.8	3.2
7/01/09 to 6/30/10	21.6	3.2	N/A	N/A	7.0	20.6	N/A	N/A	N/A	6.6	38.0	3.0
7/01/10 to 6/30/11	22.6	3.3	N/A	N/A	5.9	20.9	N/A	N/A	N/A	6.2	38.4	2.7
7/01/11 to 6/30/12	24.5	3.6	N/A	N/A	6.0	20.8	N/A	38.4%	2.9%	0.5	3.1	0.2
7/01/12 to 6/30/13	26.7	3.9	N/A	2.9%	5.8	19.6	N/A	38.2	2.9	N/A	N/A	N/A
7/01/13 to 6/30/14	28.5	4.2	N/A	3.8	5.7	19.2	N/A	35.6	3.0	N/A	N/A	N/A

[3]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath 2030 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.53%	16.61%	N/A	12.41%	N/A	6.02%	N/A
Investor A	5.36	16.34	10.23%	12.13	10.93%	5.75	5.18%
Investor C	4.92	15.44	14.44	11.14	11.14	4.98	4.98
Class K	5.66	16.97	N/A	12.80	N/A	6.31	N/A
Class R	5.20	16.02	N/A	11.68	N/A	5.45	N/A
LifePath 2030 Portfolio Custom Benchmark	6.14	16.42	N/A	13.26	N/A	6.83	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	4.85	N/A	4.93	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	5.55	N/A	5.25	N/A
Dow Jones-UBS Commodity Index	7.08	8.21	N/A	1.99	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	16.61	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.50	N/A	8.01	N/A
Russell 1000® Index	7.27	25.35	N/A	19.25	N/A	8.19	N/A
Russell 2000® Index	3.19	23.64	N/A	20.21	N/A	8.70	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	11

LifePath 2040 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath 2040 Portfolio® (“LifePath 2040 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. Effective on July 1, 2014, the investment objective of LifePath 2040 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2040 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/04 to 6/30/05	10.1%	N/A	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	3.9%	62.0%	4.0%
7/01/05 to 6/30/06	9.1	N/A	2.8%	N/A	N/A	N/A	21.2	N/A	N/A	6.8	56.8	3.3
7/01/06 to 6/30/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	52.0	3.7
7/01/07 to 6/30/08	8.3	0.1%	6.4	N/A	N/A	18.8%	6.1	N/A	N/A	7.4	49.3	3.6
7/01/08 to 6/30/09	9.5	1.0	N/A	N/A	7.4%	25.7	N/A	N/A	N/A	7.6	45.2	3.6
7/01/09 to 6/30/10	11.0	1.1	N/A	N/A	8.9	24.0	N/A	N/A	N/A	7.1	44.7	3.2
7/01/10 to 6/30/11	11.8	1.2	N/A	N/A	7.7	24.5	N/A	N/A	N/A	6.6	45.3	2.9
7/01/11 to 6/30/12	13.9	1.5	N/A	N/A	8.1	24.2	N/A	45.4%	2.5%	0.6	3.6	0.2
7/01/12 to 6/30/13	16.4	1.7	N/A	2.9%	8.1	23.3	N/A	45.3	2.3	N/A	N/A	N/A
7/01/13 to 6/30/14	18.2	1.8	N/A	3.9	8.2	23.1	N/A	42.5	2.3	N/A	N/A	N/A

[3]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath 2040 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.87%	19.06%	N/A	13.64%	N/A	6.10%	N/A
Investor A	5.68	18.71	12.48%	13.34	12.13%	5.83	5.26%
Investor C	5.38	17.89	16.89	12.34	12.34	5.04	5.04
Class K	5.99	19.40	N/A	14.07	N/A	6.40	N/A
Class R	5.61	18.42	N/A	12.87	N/A	5.51	N/A
LifePath 2040 Portfolio Custom Benchmark	6.58	18.71	N/A	14.67	N/A	7.01	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	4.85	N/A	4.93	N/A
Barclays U.S. TIPS Index	5.83	4.44	N/A	5.55	N/A	5.25	N/A
Dow Jones-UBS Commodity Index	7.08	8.21	N/A	1.99	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	16.61	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.50	N/A	8.01	N/A
Russell 1000® Index	7.27	25.35	N/A	19.25	N/A	8.19	N/A
Russell 2000® Index	3.19	23.64	N/A	20.21	N/A	8.70	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	13

LifePath 2050 Portfolio

Investment Objective

Effective through the period covered by this report, LifePath® 2050 Portfolio (“LifePath 2050 Portfolio” or the “LifePath Portfolio”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. Effective on July 1, 2014, the investment objective of LifePath 2050 Portfolio will be to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2050 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 6/30/09	1.0%	N/A	5.4%	30.0%	N/A	N/A	10.6%	48.0%	5.0%
7/01/09 to 6/30/10	1.0	N/A	10.5	27.2	N/A	N/A	8.2	49.4	3.7
7/01/10 to 6/30/11	1.7	N/A	9.5	27.7	N/A	N/A	7.2	50.8	3.1
7/01/11 to 6/30/12	4.1	N/A	10.1	27.2	51.4%	2.2%	0.6	4.1	0.3
7/01/12 to 6/30/13	9.3	3.9%	10.3	26.5	48.3	1.7	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

14	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath 2050 Portfolio

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns
		1 Year		5 Years		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.08%	21.03%	N/A	14.72%	N/A	6.06%	N/A
Investor A	6.03	20.78	14.43%	14.45	13.23%	5.80	4.86%
Investor C	5.56	19.83	18.83	13.38	13.38	4.78	4.78
Class K	6.31	21.50	N/A	15.13	N/A	6.43	N/A
Class R	5.86	20.51	N/A	13.94	N/A	5.33	N/A
LifePath 2050 Portfolio Custom Benchmark	6.96	20.68	N/A	15.89	N/A	7.27	N/A
Barclays U.S. Aggregate Bond Index	3.93	4.37	N/A	4.85	N/A	5.05	N/A
Dow Jones-UBS Commodity Index	7.08	8.21	N/A	1.99	N/A	(8.58)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	N/A	16.61	N/A	5.38	N/A
MSCI ACWI ex-U.S. IMI Index	5.77	22.28	N/A	11.50	N/A	3.06	N/A
Russell 1000® Index	7.27	25.35	N/A	19.25	N/A	9.96	N/A
Russell 2000® Index	3.19	23.64	N/A	20.21	N/A	11.12	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

[1]	The LifePath Portfolio commenced operations on June 30, 2008.

BLACKROCK FUNDS III	JUNE 30, 2014	15

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2014, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Dow Jones-UBS Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-U.S. IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Barclays U.S. TIPS Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 3000® Index is comprised of the Russell 1000® Index and the Russell 2000® Index, which together represent approximately 98% of the total U.S. equity market. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe and covers approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership of the U.S. markets. The Russell 2000® Index is an unmanaged index comprised of the 2,000 largest U.S. companies as determined by total market capitalization.

16	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath® Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Retirement Portfolio
Institutional	$1,000.00	$1,047.60	$3.86	$1,000.00	$1,021.03	$3.81	0.76%
Investor A	$1,000.00	$1,046.60	$5.13	$1,000.00	$1,019.79	$5.06	1.01%
Investor C	$1,000.00	$1,042.40	$8.96	$1,000.00	$1,016.02	$8.85	1.77%
Class K	$1,000.00	$1,049.60	$2.08	$1,000.00	$1,022.76	$2.06	0.41%
Class R	$1,000.00	$1,045.40	$6.39	$1,000.00	$1,018.55	$6.31	1.26%
LifePath 2020 Portfolio
Institutional	$1,000.00	$1,051.00	$3.76	$1,000.00	$1,021.12	$3.71	0.74%
Investor A	$1,000.00	$1,050.00	$5.03	$1,000.00	$1,019.89	$4.96	0.99%
Investor C	$1,000.00	$1,045.90	$8.78	$1,000.00	$1,016.22	$8.65	1.73%
Class K	$1,000.00	$1,052.40	$1.98	$1,000.00	$1,022.86	$1.96	0.39%
Class R	$1,000.00	$1,048.40	$6.30	$1,000.00	$1,018.65	$6.21	1.24%
LifePath 2030 Portfolio
Institutional	$1,000.00	$1,055.30	$3.62	$1,000.00	$1,021.27	$3.56	0.71%
Investor A	$1,000.00	$1,053.60	$4.89	$1,000.00	$1,020.03	$4.81	0.96%
Investor C	$1,000.00	$1,049.20	$8.69	$1,000.00	$1,016.31	$8.55	1.71%
Class K	$1,000.00	$1,056.60	$1.84	$1,000.00	$1,023.01	$1.81	0.36%
Class R	$1,000.00	$1,052.00	$6.16	$1,000.00	$1,018.79	$6.06	1.21%
LifePath 2040 Portfolio
Institutional	$1,000.00	$1,058.70	$3.52	$1,000.00	$1,021.37	$3.46	0.69%
Investor A	$1,000.00	$1,056.80	$4.79	$1,000.00	$1,020.13	$4.71	0.94%
Investor C	$1,000.00	$1,053.80	$8.61	$1,000.00	$1,016.41	$8.45	1.69%
Class K	$1,000.00	$1,059.90	$1.74	$1,000.00	$1,023.11	$1.71	0.34%
Class R	$1,000.00	$1,056.10	$6.07	$1,000.00	$1,018.89	$5.96	1.19%
LifePath 2050 Portfolio
Institutional	$1,000.00	$1,060.80	$3.42	$1,000.00	$1,021.47	$3.36	0.67%
Investor A	$1,000.00	$1,059.90	$4.70	$1,000.00	$1,020.23	$4.61	0.92%
Investor C	$1,000.00	$1,055.60	$8.46	$1,000.00	$1,016.56	$8.30	1.66%
Class K	$1,000.00	$1,063.10	$1.64	$1,000.00	$1,023.21	$1.61	0.32%
Class R	$1,000.00	$1,058.60	$5.97	$1,000.00	$1,018.99	$5.86	1.17%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2014	17

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$471,519,534	$1,045,839,397	$1,002,636,444	$853,317,395	$198,531,481
Capital shares sold receivable	389,383	962,097	1,096,539	1,050,037	259,235
Withdrawals receivable from the Master Portfolio	452,850	—	384,206	724,203	—

Total assets	472,361,767	1,046,801,494	1,004,117,189	855,091,635	198,790,716

Liabilities
Contributions payable to the Master Portfolio	—	236,276	—	—	209,941
Capital shares redeemed payable	842,233	725,821	1,480,745	1,774,240	49,294
Income dividends payable	55,559	75,892	54,297	29,613	8,887
Administration fees payable	189,863	422,399	403,092	344,920	77,903
Capital gain distributions payable	157,359	327,683	250,343	154,155	51,112
Service and distribution fees payable	32,793	82,558	78,169	58,082	15,017
Professional fees payable	9,379	9,379	9,378	9,380	9,378

Total liabilities	1,287,186	1,880,008	2,276,024	2,370,390	421,532

Net Assets	$471,074,581	$1,044,921,486	$1,001,841,165	$852,721,245	$198,369,184

Net Assets Consist of
Paid-in capital	$399,857,109	$866,559,621	$847,204,895	$677,294,514	$164,478,472
Distributions in excess of net investment income	(1,042,286)	(2,373,563)	(1,259,792)	(895,962)	(272,911)
Accumulated net realized gain allocated from the LifePath Master Portfolio	13,239,500	18,433,328	21,359,224	28,168,679	12,086,930
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	59,020,258	162,302,100	134,536,838	148,154,014	22,076,693

Net Assets	$471,074,581	$1,044,921,486	$1,001,841,165	$852,721,245	$198,369,184

Net Asset Value
Institutional:
Net assets	$309,694,872	$638,434,050	$616,169,622	$570,334,421	$125,279,859

Shares outstanding[2]	25,747,651	37,205,188	37,490,324	27,650,502	5,706,308

Net asset value	$12.03	$17.16	$16.44	$20.63	$21.95

Investor A:
Net assets	$153,415,319	$388,460,594	$367,237,090	$271,825,067	$69,606,772

Shares outstanding[2]	14,015,786	24,087,618	22,928,750	13,958,170	3,173,312

Net asset value	$10.95	$16.13	$16.02	$19.47	$21.94

Investor C:
Net assets	$1,258,579	$2,858,008	$2,749,543	$2,091,962	$512,018

Shares outstanding[2]	105,522	168,042	169,163	102,312	23,484

Net asset value	$11.93	$17.01	$16.25	$20.45	$21.80

Class K:
Net assets	$4,634,865	$11,363,565	$12,097,101	$6,826,014	$1,272,023

Shares outstanding[2]	386,095	663,377	736,079	329,393	57,740

Net asset value	$12.00	$17.13	$16.43	$20.72	$22.03

Class R:
Net assets	$2,070,946	$3,805,269	$3,587,809	$1,643,781	$1,698,512

Shares outstanding[2]	173,205	222,581	219,643	80,041	77,639

Net asset value	$11.96	$17.10	$16.33	$20.54	$21.88

[1] Cost — from the applicable LifePath Master Portfolio	$412,499,276	$883,537,297	$868,099,606	$705,163,381	$176,454,788

2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Interest — affiliated	$3,467,304	$6,151,382	$4,063,288	$2,295,017	$268,508
Dividends — affiliated	2,193,983	5,902,815	7,321,785	7,140,891	1,819,439
Securities lending — affiliated — net	4,096	13,323	14,517	22,402	3,143
Other income — affiliated	476	1,114	1,217	1,097	306
Expenses	(1,353,857)	(2,982,785)	(2,836,108)	(2,391,053)	(546,376)
Fees waived	744,307	1,773,135	1,810,747	1,620,335	387,895

Total income	5,056,309	10,858,984	10,375,446	8,688,689	1,932,915

Portfolio Expenses
Administration — Institutional	778,607	1,585,456	1,515,190	1,384,543	306,824
Administration — Investor A	372,018	951,029	876,069	652,780	159,488
Administration — Investor C	2,380	5,841	6,343	5,055	1,232
Administration — Class K	3,023	6,164	7,180	3,913	719
Administration — Class R	5,055	8,549	8,233	3,703	3,631
Service — Investor A	185,999	475,611	438,335	326,721	79,872
Service and distribution — Investor C	4,790	11,667	12,706	10,130	2,449
Service and distribution — Class R	5,064	8,582	8,240	3,707	3,649
Professional	9,389	9,389	9,389	9,389	9,389
Miscellaneous	25	25	25	25	25

Total expenses	1,366,350	3,062,313	2,881,710	2,399,966	567,278
Less fees waived by administrator	(9,389)	(9,389)	(9,389)	(9,389)	(9,389)

Total expenses after fees waived	1,356,961	3,052,924	2,872,321	2,390,577	557,889

Net investment income	3,699,348	7,806,060	7,503,125	6,298,112	1,375,026

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency translations	17,210,919	49,199,320	56,168,368	54,906,248	11,416,854
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	485,472	(7,375,642)	(13,610,346)	(16,545,084)	(3,479,005)

Total realized and unrealized gain	17,696,391	41,823,678	42,558,022	38,361,164	7,937,849

Net Increase in Net Assets Resulting from Operations	$21,395,739	$49,629,738	$50,061,147	$44,659,276	$9,312,875

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	19

Statements of Changes in Net Assets

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,699,348	$6,969,103	$7,806,060	$15,503,405
Net realized gain	17,210,919	28,025,721	49,199,320	74,310,992
Net change in unrealized appreciation/depreciation	485,472	(2,922,588)	(7,375,642)	13,363,911

Net increase in net assets resulting from operations	21,395,739	32,072,236	49,629,738	103,178,308

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,654,370)	(4,891,958)[1]	(5,244,740)	(10,742,367)[1]
Investor A	(1,286,394)	(2,089,247)[1]	(3,043,921)	(5,427,027)[1]
Investor C	(5,657)	(1,459)[1]	(11,421)	(12,173)[1]
Class K	(46,113)	(64,347)[1]	(107,459)	(108,690)[1]
Class R	(12,772)	(21,189)[1]	(23,033)	(31,831)[1]
Net realized gain:
Institutional	(3,625,157)	(18,894,125)[1]	(10,842,675)	(40,223,779)[1]
Investor A	(1,967,629)	(9,134,784)[1]	(7,028,007)	(23,303,145)[1]
Investor C	(14,862)	(25,780)[1]	(49,067)	(122,005)[1]
Class K	(54,198)	(198,180)[1]	(192,792)	(358,772)[1]
Class R	(24,362)	(113,066)[1]	(64,831)	(176,614)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(9,691,514)	(35,434,135)	(26,607,946)	(80,506,403)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(44,892,593)	(82,545,369)	(78,591,046)	(37,384,842)

Net Assets
Total decrease in net assets	(33,188,368)	(85,907,268)	(55,569,254)	(14,712,937)
Beginning of period	504,262,949	590,170,217	1,100,490,740	1,115,203,677

End of period	$471,074,581	$504,262,949	$1,044,921,486	$1,100,490,740

Distributions in excess of net investment income	$(1,042,286)	$(736,328)	$(2,373,563)	$(1,749,049)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$7,503,125	$15,833,601	$6,298,112	$14,272,075
Net realized gain	56,168,368	80,596,565	54,906,248	73,746,453
Net change in unrealized appreciation/depreciation	(13,610,346)	35,370,954	(16,545,084)	45,539,813

Net increase in net assets resulting from operations	50,061,147	131,801,120	44,659,276	133,558,341

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(5,363,095)	(10,930,956)[1]	(4,791,583)	(10,033,258)[1]
Investor A	(2,900,729)	(4,993,601)[1]	(2,186,114)	(3,932,132)[1]
Investor C	(11,896)	(16,687)[1]	(8,397)	(13,996)[1]
Class K	(125,475)	(149,990)[1]	(67,500)	(107,619)[1]
Class R	(23,152)	(35,099)[1]	(10,073)	(18,190)[1]
Net realized gain:
Institutional	(11,181,634)	(42,504,851)[1]	(11,471,497)	(39,693,037)[1]
Investor A	(6,864,739)	(22,577,586)[1]	(5,826,145)	(17,529,239)[1]
Investor C	(50,840)	(154,148)[1]	(42,507)	(122,565)[1]
Class K	(222,276)	(523,522)[1]	(136,421)	(356,573)[1]
Class R	(65,599)	(194,194)[1]	(33,127)	(91,998)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(26,809,435)	(82,080,634)	(24,573,364)	(71,898,607)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(66,438,269)	7,116,508	(54,751,968)	30,368,590

Net Assets
Total increase (decrease) in net assets	(43,186,557)	56,836,994	(34,666,056)	92,028,324
Beginning of period	1,045,027,722	988,190,728	887,387,301	795,358,977

End of period	$1,001,841,165	$1,045,027,722	$852,721,245	$887,387,301

Distributions in excess of net investment income	$(1,259,792)	$(338,570)	$(895,962)	$(130,407)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	21

Statements of Changes in Net Assets

	LifePath 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,375,026	$3,658,845
Net realized gain	11,416,854	16,594,775
Net change in unrealized appreciation/depreciation	(3,479,005)	15,066,645

Net increase in net assets resulting from operations	9,312,875	35,320,265

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,028,022)	(2,749,774)[1]
Investor A	(512,331)	(932,887)[1]
Investor C	(1,832)	(4,679)[1]
Class K	(12,211)	(15,132)[1]
Class R	(11,138)	(15,084)[1]
Net realized gain:
Institutional	(2,918,627)	(8,808,385)[1]
Investor A	(1,623,976)	(3,323,417)[1]
Investor C	(12,047)	(28,955)[1]
Class K	(29,535)	(42,609)[1]
Class R	(39,693)	(59,367)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(6,189,412)	(15,980,289)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(36,530,342)	57,501,027

Net Assets
Total increase (decrease) in net assets	(33,406,879)	76,841,003
Beginning of period	231,776,063	154,935,060

End of period	$198,369,184	$231,776,063

Undistributed (distributions in excess of) net investment income	$(272,911)	$(82,403)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.72		$11.80		$11.39		$11.55		$10.80	$9.42

Net investment income[1]	0.10		0.16		0.20		0.27		0.23	0.32
Net realized and unrealized gain	0.45		0.57		0.77		0.18		0.76	1.37

Net increase from investment operations	0.55		0.73		0.97		0.45		0.99	1.69

Dividends and distributions from:
Net investment income	(0.10)		(0.16)[2]		(0.21)[2]		(0.26)[2]		(0.22)[2]	(0.31)[2]
Net realized gain	(0.14)		(0.65)[2]		(0.35)[2]		(0.35)[2]		(0.02)[2]	(0.00)[2,3]

Total dividends and distributions	(0.24)		(0.81)		(0.56)		(0.61)		(0.24)	(0.31)

Net asset value, end of period	$12.03		$11.72		$11.80		$11.39		$11.55	$10.80

Total Investment Return[4]
Based on net asset value	4.76%	[5]	6.25%		8.61%		3.96%		9.33%	18.25%

Ratios to Average Net Assets[6]
Total expenses	0.76%	[7,8,9]	0.76%	[8,9]	0.78%	[8,9]	0.77%	[8,9]	1.11%	1.10%

Total expenses after fees waived	0.76%	[7,8,9]	0.75%	[8,9]	0.78%	[8,9]	0.77%	[8,9]	0.76%	0.76%

Net investment income	1.66%	[7,8,9]	1.34%	[8,9]	1.70%	[8,9]	2.27%	[8,9]	2.10%	3.13%

Supplemental Data
Net assets, end of period (000)	$309,695		$342,615		$390,150		$431,982		$490,419	$438,987

Portfolio turnover of the LifePath Master Portfolio	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	23

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.69		$10.84		$10.50		$10.71		$10.03	$8.77

Net investment income[1]	0.08		0.12		0.16		0.22		0.19	0.27
Net realized and unrealized gain	0.41		0.51		0.72		0.16		0.71	1.28

Net increase from investment operations	0.49		0.63		0.88		0.38		0.90	1.55

Dividends and distributions from:
Net investment income	(0.09)		(0.13)[2]		(0.19)[2]		(0.24)[2]		(0.20)[2]	(0.29)[2]
Net realized gain	(0.14)		(0.65)[2]		(0.35)[2]		(0.35)[2]		(0.02)[2]	(0.00)[2,3]

Total dividends and distributions	(0.23)		(0.78)		(0.54)		(0.59)		(0.22)	(0.29)

Net asset value, end of year	$10.95		$10.69		$10.84		$10.50		$10.71	$10.03

Total Investment Return[4]
Based on net asset value	4.66%	[5]	5.94%		8.46%		3.60%		9.12%	17.96%

Ratios to Average Net Assets[6]
Total expenses	1.02%	[7,8,9]	1.01%	[8,9]	1.03%	[8,9]	1.02%	[8,9]	1.37%	1.34%

Total expenses after fees waived	1.01%	[7,8,9]	1.00%	[8,9]	1.03%	[8,9]	1.02%	[8,9]	1.02%	1.00%

Net investment income	1.42%	[7,8,9]	1.08%	[8,9]	1.47%	[8,9]	2.03%	[8,9]	1.86%	2.83%

Supplemental Data
Net assets, end of year (000)	$153,415		$155,402		$189,898		$183,967		$181,297	$147,741

Portfolio turnover of the LifePath Master Portfolio	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.64		$11.76		$11.36		$11.55		$11.22

Net investment income[2]	0.01		0.04		0.08		0.17		0.09
Net realized and unrealized gain	0.48		0.56		0.77		0.16		0.37

Net increase from investment operations	0.49		0.60		0.85		0.33		0.46

Dividends and distributions from:
Net investment income	(0.06)		(0.07)[3]		(0.10)[3]		(0.17)[3]		(0.11)[3]
Net realized gain	(0.14)		(0.65)[3]		(0.35)[3]		(0.35)[3]		(0.02)[3]

Total dividends and distributions	(0.20)		(0.72)		(0.45)		(0.52)		(0.13)

Net asset value, end of period	$11.93		$11.64		$11.76		$11.36		$11.55

Total Investment Return[4]
Based on net asset value	4.24%	[5]	5.12%		7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.77%	[7,8,9]	1.77%	[8,9]	1.78%	[8,9]	1.78%	[8,9]	2.11%	[7]

Total expenses after fees waived	1.77%	[7,8,9]	1.76%	[8,9]	1.78%	[8,9]	1.78%	[8,9]	1.77%	[7]

Net investment income	0.14%	[7,8,9]	0.33%	[8,9]	0.70%	[8,9]	1.42%	[8,9]	1.23%	[7]

Supplemental Data
Net assets, end of period (000)	$1,259		$511		$135		$55		$21

Portfolio turnover of the LifePath Master Portfolio	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14%, for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	25

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.69		$11.78		$11.37		$11.54		$10.78	$9.44

Net investment income[1]	0.13		0.20		0.25		0.32		0.28	0.35
Net realized and unrealized gain	0.45		0.56		0.77		0.17		0.76	1.33

Net increase from investment operations	0.58		0.76		1.02		0.49		1.04	1.68

Dividends and distributions from:
Net investment income	(0.13)		(0.20)[2]		(0.26)[2]		(0.31)[2]		(0.26)[2]	(0.34)[2]
Net realized gain	(0.14)		(0.65)[2]		(0.35)[2]		(0.35)[2]		(0.02)[2]	(0.00)[2,3]

Total dividends and distributions	(0.27)		(0.85)		(0.61)		(0.66)		(0.28)	(0.34)

Net asset value, end of period	$12.00		$11.69		$11.78		$11.37		$11.54	$10.78

Total Investment Return[4]
Based on net asset value	4.96%	[5]	6.54%		9.03%		4.27%		9.82%	18.53%

Ratios to Average Net Assets[6]
Total expenses	0.41%	[7,8,9]	0.40%	[8,9]	0.43%	[8,9]	0.44%	[8,9]	0.76%	0.74%

Total expenses after fees waived	0.41%	[7,8,9]	0.40%	[8,9]	0.43%	[8,9]	0.43%	[8,9]	0.41%	0.40%

Net investment income	2.26%	[7,8,9]	1.67%	[8,9]	2.07%	[8,9]	2.69%	[8,9]	2.49%	3.43%

Supplemental Data
Net assets, end of period (000)	$4,635		$3,675		$7,378		$4,309		$769	$292

Portfolio turnover of the LifePath Master Portfolio	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.30%, 0.30% and 0.29% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.65		$11.75		$11.36		$11.54		$11.22

Net investment income[2]	0.05		0.10		0.17		0.21		0.14
Net realized and unrealized gain	0.48		0.55		0.76		0.17		0.36

Net increase from investment operations	0.53		0.65		0.93		0.38		0.50

Dividends and distributions from:
Net investment income	(0.08)		(0.10)[3]		(0.19)[3]		(0.21)[3]		(0.16)[3]
Net realized gain	(0.14)		(0.65)[3]		(0.35)[3]		(0.35)[3]		(0.02)[3]

Total dividends and distributions	(0.22)		(0.75)		(0.54)		(0.56)		(0.18)

Net asset value, end of period	$11.96		$11.65		$11.75		$11.36		$11.54

Total Investment Return[4]
Based on net asset value	4.54%	[5]	5.61%		8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.26%	[7,8,9]	1.26%	[8,9]	1.27%	[8,9]	1.28%	[8,9]	1.61%	[7]

Total expenses after fees waived	1.26%	[7,8,9]	1.25%	[8,9]	1.26%	[8,9]	1.27%	[8,9]	1.26%	[7]

Net investment income	0.90%	[7,8,9]	0.85%	[8,9]	1.38%	[8,9]	1.76%	[8,9]	1.84%	[7]

Supplemental Data
Net assets, end of period (000)	$2,071		$2,060		$2,609		$41		$33

Portfolio turnover of the LifePath Master Portfolio	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.30%, 0.32% and 0.29% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	27

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.75		$16.42		$15.22		$15.92		$14.62	$12.32

Net investment income[1]	0.14		0.25		0.29		0.33		0.29	0.35
Net realized and unrealized gain (loss)	0.71		1.32		1.38		(0.09)		1.28	2.38

Net increase from investment operations	0.85		1.57		1.67		0.24		1.57	2.73

Dividends and distributions from
Net investment income	(0.14)		(0.26)[2]		(0.29)[2]		(0.33)[2]		(0.27)[2]	(0.43)[2]
Net realized gain	(0.30)		(0.98)[2]		(0.18)[2]		(0.61)[2]		—	—
Tax return of capital	—		—		—		—		—	(0.00)[2,3]

Total dividends and distributions	(0.44)		(1.24)		(0.47)		(0.94)		(0.27)	(0.43)

Net asset value, end of period	$17.16		$16.75		$16.42		$15.22		$15.92	$14.62

Total Investment Return[4]
Based on net asset value	5.10%	[5]	9.67%		10.99%		1.46%		10.90%	22.71%

Ratios to Average Net Assets[6]
Total expenses	0.74%	[7,8,9]	0.73%	[8,9]	0.75%	[8,9]	0.75%	[8,9]	1.08%	1.08%

Total expenses after fees waived	0.74%	[7,8,9]	0.73%	[8,9]	0.75%	[8,9]	0.74%	[8,9]	0.73%	0.72%

Net investment income	1.61%	[7,8,9]	1.47%	[8,9]	1.77%	[8,9]	2.05%	[8,9]	1.95%	2.65%

Supplemental Data
Net assets, end of period (000)	$638,434		$698,251		$688,545		$752,092		$843,339	$663,890

Portfolio turnover of the LifePath Master Portfolio	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34% for the six months ended June 30, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.12%, 0.11% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.77		$15.53		$14.43		$15.14		$13.93	$11.75

Net investment income[1]	0.11		0.19		0.24		0.28		0.24	0.30
Net realized and unrealized gain (loss)	0.68		1.25		1.30		(0.09)		1.21	2.28

Net increase from investment operations	0.79		1.44		1.54		0.19		1.45	2.58

Dividends and distributions from
Net investment income	(0.13)		(0.22)[2]		(0.26)[2]		(0.29)[2]		(0.24)[2]	(0.40)[2]
Net realized gain	(0.30)		(0.98)[2]		(0.18)[2]		(0.61)[2]		—	—
Tax return of capital	—		—		—		—		—	(0.00)[2,3]

Total dividends and distributions	(0.43)		(1.20)		(0.44)		(0.90)		(0.24)	(0.40)

Net asset value, end of year	$16.13		$15.77		$15.53		$14.43		$15.14	$13.93

Total Investment Return[4]
Based on net asset value	5.00%	[5]	9.39%		10.67%		1.26%		10.56%	22.42%

Ratios to Average Net Assets[6]
Total expenses	0.99%	[7,8,9]	0.98%	[8,9]	1.00%	[8,9]	1.00%	[8,9]	1.34%	1.33%

Total expenses after fees waived	0.99%	[7,8,9]	0.98%	[8,9]	1.00%	[8,9]	1.00%	[8,9]	0.99%	0.97%

Net investment income	1.36%	[7,8,9]	1.21%	[8,9]	1.55%	[8,9]	1.82%	[8,9]	1.71%	2.42%

Supplemental Data
Net assets, end of year (000)	$388,461		$390,380		$410,926		$401,477		$376,851	$268,514

Portfolio turnover of the LifePath Master Portfolio	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34% for the six months ended June 30, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.12%, 0.11% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	29

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.62		$16.32		$15.16		$15.89		$15.29

Net investment income[2]	0.05		0.09		0.14		0.17		0.12
Net realized and unrealized gain (loss)	0.71		1.30		1.36		(0.09)		0.64

Net increase from investment operations	0.76		1.39		1.50		0.08		0.76

Dividends and distributions from
Net investment income	(0.07)		(0.11)[3]		(0.16)[3]		(0.20)[3]		(0.16)[3]
Net realized gain	(0.30)		(0.98)[3]		(0.18)[3]		(0.61)[3]		—

Total dividends and distributions	(0.37)		(1.09)		(0.34)		(0.81)		(0.16)

Net asset value, end of period	$17.01		$16.62		$16.32		$15.16		$15.89

Total Investment Return[4]
Based on net asset value	4.59%	[5]	8.58%		9.87%		0.47%		5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.74%	[7,8,9]	1.73%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	2.09%	[7]

Total expenses after fees waived	1.73%	[7,8,9]	1.73%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	1.74%	[7]

Net investment income	0.63%	[7,8,9]	0.51%	[8,9]	0.87%	[8,9]	1.05%	[8,9]	1.23%	[7]

Supplemental Data
Net assets, end of period (000)	$2,858		$2,193		$1,262		$301		$116

Portfolio turnover of the LifePath Master Portfolio	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34% for the six months ended June 30, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.12%, 0.11% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.73		$16.39		$15.20		$15.91		$14.61	$12.33

Net investment income[1]	0.17		0.30		0.35		0.40		0.34	0.40
Net realized and unrealized gain (loss)	0.71		1.33		1.37		(0.12)		1.28	2.35

Net increase from investment operations	0.88		1.63		1.72		0.28		1.62	2.75

Dividends and distributions from
Net investment income	(0.18)		(0.31)[2]		(0.35)[2]		(0.38)[2]		(0.32)[2]	(0.47)[2]
Net realized gain	(0.30)		(0.98)[2]		(0.18)[2]		(0.61)[2]		—	—
Tax return of capital	—		—		—		—		—	(0.00)[2,3]

Total dividends and distributions	(0.48)		(1.29)		(0.53)		(0.99)		(0.32)	(0.47)

Net asset value, end of period	$17.13		$16.73		$16.39		$15.20		$15.91	$14.61

Total Investment Return[4]
Based on net asset value	5.24%	[5]	10.11%		11.36%		1.78%		11.28%	23.15%

Ratios to Average Net Assets[6]
Total expenses	0.39%	[7,8,9]	0.38%	[8,9]	0.40%	[8,9]	0.40%	[8,9]	0.74%	0.73%

Total expenses after fees waived	0.39%	[7,8,9]	0.37%	[8,9]	0.40%	[8,9]	0.40%	[8,9]	0.39%	0.37%

Net investment income	2.02%	[7,8,9]	1.77%	[8,9]	2.18%	[8,9]	2.47%	[8,9]	2.29%	3.05%

Supplemental Data
Net assets, end of period (000)	$11,364		$6,500		$11,609		$6,224		$2,485	$967

Portfolio turnover of the LifePath Master Portfolio	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4% [11]	6% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35% for the six months ended June 30, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.12%, 0.11% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	31

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.70		$16.36		$15.20		$15.88		$15.29

Net investment income[2]	0.09		0.16		0.25		0.24		0.23
Net realized and unrealized gain (loss)	0.72		1.33		1.32		(0.07)		0.57

Net increase from investment operations	0.81		1.49		1.57		0.17		0.80

Dividends and distributions from
Net investment income	(0.11)		(0.17)[3]		(0.23)[3]		(0.24)[3]		(0.21)[3]
Net realized gain	(0.30)		(0.98)[3]		(0.18)[3]		(0.61)[3]		—

Total dividends and distributions	(0.41)		(1.15)		(0.41)		(0.85)		(0.21)

Net asset value, end of period	$17.10		$16.70		$16.36		$15.20		$15.88

Total Investment Return[4]
Based on net asset value	4.84%	[5]	9.20%		10.36%		1.06%		5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.24%	[7,8,9]	1.23%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.58%	[7]

Total expenses after fees waived	1.24%	[7,8,9]	1.23%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.23%	[7]

Net investment income	1.13%	[7,8,9]	0.94%	[8,9]	1.53%	[8,9]	1.51%	[8,9]	2.29%	[7]

Supplemental Data
Net assets, end of period (000)	$3,805		$3,167		$2,862		$161		$81

Portfolio turnover of the LifePath Master Portfolio	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.32%, 0.33% and 0.32% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.12%, 0.11% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.01		$15.25		$14.11		$14.63	$13.31	$10.92

Net investment income[1]	0.13		0.26		0.28		0.28	0.25	0.29
Net realized and unrealized gain (loss)	0.76		1.80		1.56		(0.37)	1.31	2.46

Net increase (decrease) from investment operations	0.89		2.06		1.84		(0.09)	1.56	2.75

Dividends and distributions from
Net investment income	(0.15)		(0.26)[2]		(0.28)[2]		(0.27)[2]	(0.24)[2]	(0.36)[2]
Net realized gain	(0.31)		(1.04)[2]		(0.42)[2]		(0.16)[2]	—	—
Tax return of capital	—		—		—		—	—	(0.00)[2,3]

Total dividends and distributions	(0.46)		(1.30)		(0.70)		(0.43)	(0.24)	(0.36)

Net asset value, end of period	$16.44		$16.01		$15.25		$14.11	$14.63	$13.31

Total Investment Return[4]
Based on net asset value	5.53%	[5]	13.66%		13.09%		(0.63)%	11.86%	25.77%

Ratios to Average Net Assets[6]
Total expenses	0.71%	[7,8,9]	0.70%	[8,9]	0.73%	[8,9]	0.73% [8,9]	1.07%	1.06%

Total expenses after fees waived	0.71%	[7,8,9]	0.70%	[8,9]	0.73%	[8,9]	0.72% [8,9]	0.70%	0.70%

Net investment income	1.63%	[7,8,9]	1.62%	[8,9]	1.84%	[8,9]	1.88% [8,9]	1.85%	2.47%

Supplemental Data
Net assets, end of period (000)	$616,170		$674,558		$630,131		$642,867	$696,817	$517,817

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	22%	[10]	5%	[11]	7% [11]	3% [11]	7% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	33

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.62		$14.90		$13.81		$14.33	$13.05	$10.71

Net investment income[1]	0.11		0.21		0.24		0.24	0.21	0.26
Net realized and unrealized gain (loss)	0.73		1.77		1.52		(0.36)	1.28	2.41

Net increase (decrease) from investment operations	0.84		1.98		1.76		(0.12)	1.49	2.67

Dividends and distributions from
Net investment income	(0.13)		(0.22)[2]		(0.25)[2]		(0.24)[2]	(0.21)[2]	(0.33)[2]
Net realized gain	(0.31)		(1.04)[2]		(0.42)[2]		(0.16)[2]	—	—
Tax return of capital	—		—		—		—	—	(0.00)[2,3]

Total dividends and distributions	(0.44)		(1.26)		(0.67)		(0.40)	(0.21)	(0.33)

Net asset value, end of year	$16.02		$15.62		$14.90		$13.81	$14.33	$13.05

Total Investment Return[4]
Based on net asset value	5.36%	[5]	13.44%		12.75%		(0.87)%	11.53%	25.51%

Ratios to Average Net Assets[6]
Total expenses	0.96%	[7,8,9]	0.95%	[8,9]	0.98%	[8,9]	0.98% [8,9]	1.32%	1.31%

Total expenses after fees waived	0.96%	[7,8,9]	0.95%	[8,9]	0.98%	[8,9]	0.97% [8,9]	0.96%	0.95%

Net investment income	1.39%	[7,8,9]	1.36%	[8,9]	1.62%	[8,9]	1.65% [8,9]	1.60%	2.23%

Supplemental Data
Net assets, end of year (000)	$367,237		$356,117		$343,885		$339,249	$307,189	$210,372

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	22%	[10]	5%	[11]	7% [11]	3% [11]	7% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.85		$15.13		$14.05		$14.62	$13.97

Net investment income[2]	0.05		0.13		0.16		0.14	0.10
Net realized and unrealized gain (loss)	0.73		1.76		1.51		(0.38)	0.67

Net increase (decrease) from investment operations	0.78		1.89		1.67		(0.24)	0.77

Dividends and distributions from
Net investment income	(0.07)		(0.13)[3]		(0.17)[3]		(0.17)[3]	(0.12)[3]
Net realized gain	(0.31)		(1.04)[3]		(0.42)[3]		(0.16)[3]	—

Total dividends and distributions	(0.38)		(1.17)		(0.59)		(0.33)	(0.12)

Net asset value, end of period	$16.25		$15.85		$15.13		$14.05	$14.62

Total Investment Return[4]
Based on net asset value	4.92%	[5]	12.59%		11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8,9]	1.71%	[8,9]	1.72%	[8,9]	1.74% [8,9]	2.07%	[7]

Total expenses after fees waived	1.71%	[7,8,9]	1.71%	[8,9]	1.72%	[8,9]	1.74% [8,9]	1.71%	[7]

Net investment income	0.65%	[7,8,9]	0.79%	[8,9]	1.05%	[8,9]	1.01% [8,9]	1.09%	[7]

Supplemental Data
Net assets, end of period (000)	$2,750		$2,531		$1,010		$154	$21

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	35

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.01		$15.25		$14.12		$14.63	$13.30	$10.92

Net investment income[1]	0.16		0.31		0.34		0.35	0.29	0.38
Net realized and unrealized gain (loss)	0.75		1.81		1.55		(0.37)	1.32	2.40

Net increase (decrease) from investment operations	0.91		2.12		1.89		(0.02)	1.61	2.78

Dividends and distributions from
Net investment income	(0.18)		(0.32)[2]		(0.34)[2]		(0.33)[2]	(0.28)[2]	(0.40)[2]
Net realized gain	(0.31)		(1.04)[2]		(0.42)[2]		(0.16)[2]	—	—
Tax return of capital	—		—		—		—	—	(0.00)[2,3]

Total dividends and distributions	(0.49)		(1.36)		(0.76)		(0.49)	(0.28)	(0.40)

Net asset value, end of period	$16.43		$16.01		$15.25		$14.12	$14.63	$13.30

Total Investment Return[4]
Based on net asset value	5.66%	[5]	14.05%		13.43%		(0.20)%	12.32%	26.23%

Ratios to Average Net Assets[6]
Total expenses	0.36%	[7,8,9]	0.35%	[8,9]	0.38%	[8,9]	0.38% [8,9]	0.72%	0.71%

Total expenses after fees waived	0.36%	[7,8,9]	0.35%	[8,9]	0.38%	[8,9]	0.38% [8,9]	0.35%	0.35%

Net investment income	2.05%	[7,8,9]	1.95%	[8,9]	2.26%	[8,9]	2.41% [8,9]	2.17%	3.19%

Supplemental Data
Net assets, end of period (000)	$12,097		$8,666		$11,077		$6,448	$1,849	$396

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	22%	[10]	5%	[11]	7% [11]	3% [11]	7% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.92		$15.17		$14.08		$14.60	$13.97

Net investment income[2]	0.09		0.18		0.28		0.20	0.22
Net realized and unrealized gain (loss)	0.74		1.80		1.47		(0.36)	0.60

Net increase (decrease) from investment operations	0.83		1.98		1.75		(0.16)	0.82

Dividends and distributions from
Net investment income	(0.11)		(0.19)[3]		(0.24)[3]		(0.20)[3]	(0.19)[3]
Net realized gain	(0.31)		(1.04)[3]		(0.42)[3]		(0.16)[3]	—

Total dividends and distributions	(0.42)		(1.23)		(0.66)		(0.36)	(0.19)

Net asset value, end of period	$16.33		$15.92		$15.17		$14.08	$14.60

Total Investment Return[4]
Based on net asset value	5.20%	[5]	13.14%		12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8,9]	1.21%	[8,9]	1.22%	[8,9]	1.23% [8,9]	1.56%	[7]

Total expenses after fees waived	1.21%	[7,8,9]	1.21%	[8,9]	1.22%	[8,9]	1.23% [8,9]	1.20%	[7]

Net investment income	1.15%	[7,8,9]	1.15%	[8,9]	1.84%	[8,9]	1.41% [8,9]	2.39%	[7]

Supplemental Data
Net assets, end of period (000)	$3,588		$3,155		$2,088		$188	$75

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	37

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$20.06		$18.62		$16.98		$17.78	$16.04	$12.88

Net investment income[1]	0.16		0.35		0.35		0.31	0.28	0.32
Net realized and unrealized gain (loss)	1.02		2.77		2.14		(0.73)	1.73	3.22

Net increase (decrease) from investment operations	1.18		3.12		2.49		(0.42)	2.01	3.54

Dividends and distributions from
Net investment income	(0.18)		(0.34)[2]		(0.36)[2]		(0.30)[2]	(0.27)[2]	(0.38)[2]
Net realized gain	(0.43)		(1.34)[2]		(0.49)[2]		(0.08)[2]	—	—

Total dividends and distributions	(0.61)		(1.68)		(0.85)		(0.38)	(0.27)	(0.38)

Net asset value, end of period	$20.63		$20.06		$18.62		$16.98	$17.78	$16.04

Total Investment Return[3]
Based on net asset value	5.87%	[4]	16.92%		14.73%		(2.38)%	12.71%	28.08%

Ratios to Average Net Assets[5]
Total expenses	0.69%	[6,7,8]	0.69%	[7,8]	0.71%	[7,8]	0.71% [7,8]	1.06%	1.05%

Total expenses after fees waived	0.69%	[6,7,8]	0.68%	[7,8]	0.71%	[7,8]	0.70% [7,8]	0.69%	0.69%

Net investment income	1.61%	[6,7,8]	1.75%	[7,8]	1.91%	[7,8]	1.73% [7,8]	1.75%	2.33%

Supplemental Data
Net assets, end of period (000)	$570,334		$615,699		$536,902		$528,655	$556,626	$435,317

Portfolio turnover of the LifePath Master Portfolio	19%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]	6% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.98		$17.69		$16.18		$16.97	$15.33	$12.32

Net investment income[1]	0.13		0.28		0.30		0.25	0.23	0.28
Net realized and unrealized gain (loss)	0.95		2.64		2.02		(0.70)	1.65	3.08

Net increase (decrease) from investment operations	1.08		2.92		2.32		(0.45)	1.88	3.36

Dividends and distributions from:
Net investment income	(0.16)		(0.29)[2]		(0.32)[2]		(0.26)[2]	(0.24)[2]	(0.35)[2]
Net realized gain	(0.43)		(1.34)[2]		(0.49)[2]		(0.08)[2]	—	—

Total dividends and distributions	(0.59)		(1.63)		(0.81)		(0.34)	(0.24)	(0.35)

Net asset value, end of year	$19.47		$18.98		$17.69		$16.18	$16.97	$15.33

Total Investment Return[3]
Based on net asset value	5.68%	[4]	16.70%		14.41%		(2.65)%	12.40%	27.85%

Ratios to Average Net Assets[5]
Total expenses	0.94%	[6,7,8]	0.94%	[7,8]	0.96%	[7,8]	0.96% [7,8]	1.31%	1.30%

Total expenses after fees waived	0.94%	[6,7,8]	0.93%	[7,8]	0.96%	[7,8]	0.95% [7,8]	0.94%	0.94%

Net investment income	1.37%	[6,7,8]	1.48%	[7,8]	1.69%	[7,8]	1.50% [7,8]	1.50%	2.08%

Supplemental Data
Net assets, end of year (000)	$271,825		$262,573		$247,317		$233,427	$224,164	$156,564

Portfolio turnover of the LifePath Master Portfolio	19%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]	6% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	39

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.89		$18.49		$16.92		$17.77	$16.89

Net investment income[2]	0.06		0.17		0.21		0.13	0.12
Net realized and unrealized gain (loss)	1.01		2.73		2.08		(0.73)	0.90

Net increase (decrease) from investment operations	1.07		2.90		2.29		(0.60)	1.02

Dividends and distributions from:
Net investment income	(0.08)		(0.16)[3]		(0.23)[3]		(0.17)[3]	(0.14)[3]
Net realized gain	(0.43)		(1.34)[3]		(0.49)[3]		(0.08)[3]	—

Total dividends and distributions	(0.51)		(1.50)		(0.72)		(0.25)	(0.14)

Net asset value, end of period	$20.45		$19.89		$18.49		$16.92	$17.77

Total Investment Return[4]
Based on net asset value	5.38%	[5]	15.80%		13.59%		(3.39)%	6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.69%	[7,8,9]	1.69%	[8,9]	1.71%	[8,9]	1.72% [8,9]	2.06%	[7]

Total expenses after fees waived	1.69%	[7,8,9]	1.69%	[8,9]	1.71%	[8,9]	1.71% [8,9]	1.69%	[7]

Net investment income	0.61%	[7,8,9]	0.85%	[8,9]	1.12%	[8,9]	0.72% [8,9]	1.11%	[7]

Supplemental Data
Net assets, end of period (000)	$2,092		$1,944		$1,185		$98	$21

Portfolio turnover of the LifePath Master Portfolio	19%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$20.16		$18.69		$17.05		$17.84	$16.03	$12.87

Net investment income[1]	0.21		0.41		0.44		0.46	0.39	0.38
Net realized and unrealized gain (loss)	1.00		2.81		2.12		(0.80)	1.70	3.21

Net increase (decrease) from investment operations	1.21		3.22		2.56		(0.34)	2.09	3.59

Dividends and distributions from:
Net investment income	(0.22)		(0.41)[2]		(0.43)[2]		(0.37)[2]	(0.28)[2]	(0.43)[2]
Net realized gain	(0.43)		(1.34)[2]		(0.49)[2]		(0.08)[2]	—	—

Total dividends and distributions	(0.65)		(1.75)		(0.92)		(0.45)	(0.28)	(0.43)

Net asset value, end of period	$20.72		$20.16		$18.69		$17.05	$17.84	$16.03

Total Investment Return[3]
Based on net asset value	5.99%	[4]	17.41%		15.08%		(1.95)%	13.18%	28.52%

Ratios to Average Net Assets[5]
Total expenses	0.34%	[6,7,8]	0.33%	[7,8]	0.36%	[7,8]	0.37% [7,8]	0.70%	0.70%

Total expenses after fees waived	0.34%	[6,7,8]	0.33%	[7,8]	0.36%	[7,8]	0.36% [7,8]	0.33%	0.34%

Net investment income	2.05%	[6,7,8]	2.05%	[7,8]	2.36%	[7,8]	2.60% [7,8]	2.34%	2.73%

Supplemental Data
Net assets, end of period (000)	$6,826		$5,733		$8,038		$4,749	$144	$11

Portfolio turnover of the LifePath Master Portfolio	19%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]	6% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	41

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.98		$18.54		$16.93		$17.74	$16.89

Net investment income[2]	0.11		0.22		0.34		0.23	0.34
Net realized and unrealized gain (loss)	1.01		2.78		2.05		(0.74)	0.73

Net increase (decrease) from investment operations	1.12		3.00		2.39		(0.51)	1.07

Dividends and distributions from:
Net investment income	(0.13)		(0.22)[3]		(0.29)[3]		(0.22)[3]	(0.22)[3]
Net realized gain	(0.43)		(1.34)[3]		(0.49)[3]		(0.08)[3]	—

Total dividends and distributions	(0.56)		(1.56)		(0.78)		(0.30)	(0.22)

Net asset value, end of period	$20.54		$19.98		$18.54		$16.93	$17.74

Total Investment Return[4]
Based on net asset value	5.61%	[5]	16.33%		14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.19%	[7,8,9]	1.19%	[8,9]	1.21%	[8,9]	1.22% [8,9]	1.55%	[7]

Total expenses after fees waived	1.19%	[7,8,9]	1.18%	[8,9]	1.21%	[8,9]	1.22% [8,9]	1.19%	[7]

Net investment income	1.13%	[7,8,9]	1.12%	[8,9]	1.83%	[8,9]	1.35% [8,9]	3.13%	[7]

Supplemental Data
Net assets, end of period (000)	$1,644		$1,438		$1,917		$460	$126

Portfolio turnover of the LifePath Master Portfolio	19%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.37% and 0.35% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.37		$19.18		$17.16		$18.58	$16.81	$13.46

Net investment income[1]	0.16		0.41		0.37		0.31	0.31	0.38
Net realized and unrealized gain (loss)	1.14		3.36		2.37		(0.99)	1.91	3.68

Net increase (decrease) from investment operations	1.30		3.77		2.74		(0.68)	2.22	4.06

Dividends and distributions from:
Net investment income	(0.19)		(0.39)[2]		(0.37)[2]		(0.29)[2]	(0.28)[2]	(0.16)[2]
Net realized gain	(0.53)		(1.19)[2]		(0.35)[2]		(0.45)[2]	(0.17)[2]	(0.55)[2]

Total dividends and distributions	(0.72)		(1.58)		(0.72)		(0.74)	(0.45)	(0.71)

Net asset value, end of period	$21.95		$21.37		$19.18		$17.16	$18.58	$16.81

Total Investment Return[3]
Based on net asset value	6.08%	[4]	19.82%		16.05%		(3.78)%	13.43%	30.35%

Ratios to Average Net Assets[5]
Total expenses	0.68%	[6,7,8]	0.71%	[7,8]	0.72%	[7,8]	0.71% [7,8]	1.09%	1.27%

Total expenses after fees waived	0.67%	[6,7,8]	0.70%	[7,8]	0.71%	[7,8]	0.68% [7,8]	0.67%	0.67%

Net investment income	1.53%	[6,7,8]	1.97%	[7,8]	1.99%	[7,8]	1.69% [7,8]	1.83%	2.39%

Supplemental Data
Net assets, end of period (000)	$125,280		$166,385		$106,813		$70,555	$50,613	$13,992

Portfolio turnover of the LifePath Master Portfolio	24%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]	12% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	43

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.35		$19.17		$17.15		$18.58	$16.82	$13.47

Net investment income[1]	0.14		0.35		0.33		0.26	0.28	0.41
Net realized and unrealized gain (loss)	1.15		3.36		2.36		(0.99)	1.90	3.63

Net increase (decrease) from investment operations	1.29		3.71		2.69		(0.73)	2.18	4.04

Dividends and distributions from:
Net investment income	(0.17)		(0.34)[2]		(0.32)[2]		(0.25)[2]	(0.25)[2]	(0.14)[2]
Net realized gain	(0.53)		(1.19)[2]		(0.35)[2]		(0.45)[2]	(0.17)[2]	(0.55)[2]

Total dividends and distributions	(0.70)		(1.53)		(0.67)		(0.70)	(0.42)	(0.69)

Net asset value, end of period	$21.94		$21.35		$19.17		$17.15	$18.58	$16.82

Total Investment Return[3]
Based on net asset value	6.03%	[4]	19.48%		15.80%		(4.06)%	13.14%	30.08%

Ratios to Average Net Assets[5]
Total expenses	0.93%	[6,7,8]	0.96%	[7,8]	0.97%	[7,8]	0.96% [7,8]	1.34%	1.35%

Total expenses after fees waived	0.92%	[6,7,8]	0.95%	[7,8]	0.96%	[7,8]	0.94% [7,8]	0.92%	0.84%

Net investment income	1.31%	[6,7,8]	1.67%	[7,8]	1.77%	[7,8]	1.44% [7,8]	1.67%	2.45%

Supplemental Data
Net assets, end of period (000)	$69,607		$62,891		$46,189		$32,617	$18,809	$3,056

Portfolio turnover of the LifePath Master Portfolio	24%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]	12% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$21.23		$19.10		$17.10		$18.57	$17.75

Net investment income[2]	0.06		0.24		0.17		0.12	0.12
Net realized and unrealized gain (loss)	1.12		3.30		2.37		(0.99)	1.02

Net increase (decrease) from investment operations	1.18		3.54		2.54		(0.87)	1.14

Dividends and distributions from:
Net investment income	(0.08)		(0.22)[3]		(0.19)[3]		(0.15)[3]	(0.15)[3]
Net realized gain	(0.53)		(1.19)[3]		(0.35)[3]		(0.45)[3]	(0.17)[3]

Total dividends and distributions	(0.61)		(1.41)		(0.54)		(0.60)	(0.32)

Net asset value, end of period	$21.80		$21.23		$19.10		$17.10	$18.57

Total Investment Return[4]
Based on net asset value	5.56%	[5]	18.60%		14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.67%	[7,8,9]	1.72%	[8,9]	1.72%	[8,9]	1.71% [8,9]	2.07%	[7]

Total expenses after fees waived	1.66%	[7,8,9]	1.71%	[8,9]	1.70%	[8,9]	1.69% [8,9]	1.64%	[7]

Net investment income	0.54%	[7,8,9]	1.14%	[8,9]	0.91%	[8,9]	0.63% [8,9]	1.04%	[7]

Supplemental Data
Net assets, end of period (000)	$512		$553		$118		$39	$21

Portfolio turnover of the LifePath Master Portfolio	24%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	45

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.44		$19.24		$17.20		$18.63	$16.85	$13.46

Net investment income[1]	0.22		0.46		0.45		0.47	0.37	0.64
Net realized and unrealized gain (loss)	1.13		3.39		2.37		(1.10)	1.91	3.49

Net increase (decrease) from investment operations	1.35		3.85		2.82		(0.63)	2.28	4.13

Dividends and distributions from:
Net investment income	(0.23)		(0.46)[2]		(0.43)[2]		(0.35)[2]	(0.33)[2]	(0.19)[2]
Net realized gain	(0.53)		(1.19)[2]		(0.35)[2]		(0.45)[2]	(0.17)[2]	(0.55)[2]

Total dividends and distributions	(0.76)		(1.65)		(0.78)		(0.80)	(0.50)	(0.74)

Net asset value, end of period	$22.03		$21.44		$19.24		$17.20	$18.63	$16.85

Total Investment Return[3]
Based on net asset value	6.31%	[4]	20.19%		16.53%		(3.48)%	13.79%	30.89%

Ratios to Average Net Assets[5]
Total expenses	0.33%	[6,7,8]	0.36%	[7,8]	0.37%	[7,8]	0.36% [7,8]	0.76%	1.37%

Total expenses after fees waived	0.32%	[6,7,8]	0.35%	[7,8]	0.36%	[7,8]	0.34% [7,8]	0.33%	0.58%

Net investment income	2.01%	[6,7,8]	2.22%	[7,8]	2.38%	[7,8]	2.56% [7,8]	2.19%	4.34%

Supplemental Data
Net assets, end of period (000)	$1,272		$821		$1,018		$625	$86	$55

Portfolio turnover of the LifePath Master Portfolio	24%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]	12% [10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
			2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$21.31		$19.14		$17.13		$18.56	$17.75

Net investment income[2]	0.12		0.30		0.37		0.22	0.22
Net realized and unrealized gain (loss)	1.13		3.35		2.29		(1.00)	0.97

Net increase (decrease) from investment operations	1.25		3.65		2.66		(0.78)	1.19

Dividends and distributions from:
Net investment income	(0.15)		(0.29)[3]		(0.30)[3]		(0.20)[3]	(0.21)[3]
Net realized gain	(0.53)		(1.19)[3]		(0.35)[3]		(0.45)[3]	(0.17)[3]

Total dividends and distributions	(0.68)		(1.48)		(0.65)		(0.65)	(0.38)

Net asset value, end of period	$21.88		$21.31		$19.14		$17.13	$18.56

Total Investment Return[4]
Based on net asset value	5.86%	[5]	19.19%		15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.18%	[7,8,9]	1.21%	[8,9]	1.22%	[8,9]	1.21% [8,9]	1.57%	[7]

Total expenses after fees waived	1.17%	[7,8,9]	1.20%	[8,9]	1.20%	[8,9]	1.19% [8,9]	1.16%	[7]

Net investment income	1.10%	[7,8,9]	1.42%	[8,9]	1.98%	[8,9]	1.18% [8,9]	1.99%	[7]

Supplemental Data
Net assets, end of period (000)	$1,699		$1,126		$796		$53	$40

Portfolio turnover of the LifePath Master Portfolio	24%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the six months ended June 30, 2014 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	47

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Retirement Portfolio, LifePath 2020 Portfolio®, LifePath 2030 Portfolio®, LifePath 2040 Portfolio® and LifePath® 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (28.91%, 35.51%, 35.95%, 39.39% and 47.05% for LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of June 30, 2014). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has

48	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2024. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the LifePath Portfolio as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$263
LifePath 2020 Portfolio	$657
LifePath 2030 Portfolio	$738
LifePath 2040 Portfolio	$357
LifePath 2050 Portfolio	$256

For the six months ended June 30, 2014, affiliates received CDSCs as follows:

Investor C
LifePath 2030 Portfolio	$8
LifePath 2050 Portfolio	$9

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	JUNE 30, 2014	49

Notes to Financial Statements (continued)	BlackRock Funds III

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,218,981	$26,382,961	5,754,942	$69,133,616
Shares issued to shareholders in reinvestment of dividends and distributions	523,374	6,278,801	2,025,766	23,782,749
Shares redeemed	(6,238,375)	(73,534,558)	(11,587,751)	(138,829,774)

Net decrease	(3,496,020)	$(40,872,796)	(3,807,043)	$(45,913,409)

Investor A
Shares sold	1,263,196	$13,777,406	2,099,976	$23,169,542
Shares issued to shareholders in reinvestment of dividends and distributions	297,821	3,253,762	1,047,063	11,224,034
Shares redeemed	(2,087,066)	(22,603,494)	(6,125,072)	(67,169,112)

Net decrease	(526,049)	$(5,572,326)	(2,978,033)	$(32,775,536)

Investor C
Shares sold	65,874	$775,712	30,761	$366,522
Shares issued to shareholders in reinvestment of dividends and distributions	1,692	20,157	2,230	25,977
Shares redeemed	(5,971)	(70,287)	(537)	(6,351)

Net increase	61,595	$725,582	32,454	$386,148

Class K
Shares sold	225,983	$2,695,968	135,948	$1,639,652
Shares issued to shareholders in reinvestment of dividends and distributions	8,382	100,311	22,396	262,527
Shares redeemed	(162,504)	(1,926,905)	(470,427)	(5,625,111)

Net increase (decrease)	71,861	$869,374	(312,083)	$(3,722,932)

Class R
Shares sold	6,352	$75,135	76,366	$913,862
Shares issued to shareholders in reinvestment of dividends and distributions	3,112	37,134	11,490	134,000
Shares redeemed	(13,130)	(154,696)	(133,069)	(1,567,502)

Net decrease	(3,666)	$(42,427)	(45,213)	$(519,640)

Total Net Decrease	(3,892,279)	$(44,892,593)	(7,109,918)	$(82,545,369)

LifePath 2020 Portfolio
Institutional
Shares sold	3,098,684	$52,654,033	8,511,753	$144,336,416
Shares issued to shareholders in reinvestment of dividends and distributions	938,885	16,084,927	3,047,166	50,958,124
Shares redeemed	(8,510,721)	(142,866,528)	(11,824,424)	(200,561,646)

Net decrease	(4,473,152)	$(74,127,568)	(265,505)	$(5,267,106)

Investor A
Shares sold	1,368,571	$21,953,413	2,956,608	$47,519,740
Shares issued to shareholders in reinvestment of dividends and distributions	625,254	10,071,584	1,822,504	28,730,172
Shares redeemed	(2,653,404)	(42,414,723)	(6,496,963)	(104,174,457)

Net decrease	(659,579)	$(10,389,726)	(1,717,851)	$(27,924,545)

Investor C
Shares sold	72,088	$1,221,185	87,370	$1,468,984
Shares issued to shareholders in reinvestment of dividends and distributions	3,555	60,427	8,069	133,905
Shares redeemed	(39,519)	(665,691)	(40,854)	(689,488)

Net increase	36,124	$615,921	54,585	$913,401

50	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2020 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	391,850	$6,731,989	165,581	$2,808,655
Shares issued to shareholders in reinvestment of dividends and distributions	17,558	300,252	27,980	467,462
Shares redeemed	(134,601)	(2,280,929)	(513,349)	(8,608,694)

Net increase (decrease)	274,807	$4,751,312	(319,788)	$(5,332,577)

Class R
Shares sold	44,753	$758,168	94,473	$1,584,703
Shares issued to shareholders in reinvestment of dividends and distributions	5,145	87,864	12,487	208,183
Shares redeemed	(16,977)	(287,017)	(92,246)	(1,566,901)

Net increase	32,921	$559,015	14,714	$225,985

Total Net Decrease	(4,788,879)	$(78,591,046)	(2,233,845)	$(37,384,842)

LifePath 2030 Portfolio
Institutional
Shares sold	3,420,620	$55,474,112	8,971,289	$143,757,958
Shares issued to shareholders in reinvestment of dividends and distributions	1,007,693	16,531,115	3,348,359	53,396,307
Shares redeemed	(9,067,504)	(144,520,799)	(11,517,152)	(185,042,343)

Net increase (decrease)	(4,639,191)	$(72,515,572)	802,496	$12,111,922

Investor A
Shares sold	1,951,216	$31,072,179	2,838,723	$44,394,903
Shares issued to shareholders in reinvestment of dividends and distributions	610,743	9,765,466	1,771,483	27,571,118
Shares redeemed	(2,436,555)	(38,556,486)	(4,883,680)	(76,553,017)

Net increase (decrease)	125,404	$2,281,159	(273,474)	$(4,586,996)

Investor C
Shares sold	33,070	$533,612	99,483	$1,588,437
Shares issued to shareholders in reinvestment of dividends and distributions	3,865	62,735	10,794	170,582
Shares redeemed	(27,520)	(440,155)	(17,275)	(276,553)

Net increase	9,415	$156,192	93,002	$1,482,466

Class K
Shares sold	402,734	$6,656,159	245,066	$3,922,659
Shares issued to shareholders in reinvestment of dividends and distributions	21,213	347,751	42,216	673,513
Shares redeemed	(229,056)	(3,714,411)	(472,474)	(7,435,361)

Net increase (decrease)	194,891	$3,289,499	(185,192)	$(2,839,189)

Class R
Shares sold	33,207	$535,212	95,045	$1,511,193
Shares issued to shareholders in reinvestment of dividends and distributions	5,409	88,199	13,681	216,995
Shares redeemed	(17,159)	(272,958)	(48,141)	(779,883)

Net increase	21,457	$350,453	60,585	$948,305

Total Net Increase (Decrease)	(4,288,024)	$(66,438,269)	497,417	$7,116,508

LifePath 2040 Portfolio
Institutional
Shares sold	2,705,164	$54,792,659	6,546,885	$129,765,463
Shares issued to shareholders in reinvestment of dividends and distributions	789,906	16,262,773	2,491,667	49,725,474
Shares redeemed	(6,530,225)	(129,599,548)	(7,192,721)	(143,607,155)

Net increase (decrease)	(3,035,155)	$(58,544,116)	1,845,831	$35,883,782

BLACKROCK FUNDS III	JUNE 30, 2014	51

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2040 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,175,968	$22,645,232	1,882,175	$35,624,614
Shares issued to shareholders in reinvestment of dividends and distributions	412,187	8,012,258	1,136,217	21,461,369
Shares redeemed	(1,463,882)	(28,151,218)	(3,161,989)	(59,848,652)

Net increase (decrease)	124,273	$2,506,272	(143,597)	$(2,762,669)

Investor C
Shares sold	24,129	$485,470	44,950	$889,572
Shares issued to shareholders in reinvestment of dividends and distributions	2,485	50,770	6,881	136,348
Shares redeemed	(22,063)	(448,311)	(18,180)	(357,229)

Net increase	4,551	$87,929	33,651	$668,691

Class K
Shares sold	177,837	$3,717,681	92,075	$1,809,615
Shares issued to shareholders in reinvestment of dividends and distributions	9,863	203,922	23,165	464,192
Shares redeemed	(142,689)	(2,889,935)	(260,804)	(5,061,839)

Net increase (decrease)	45,011	$1,031,668	(145,564)	$(2,788,032)

Class R
Shares sold	14,717	$298,593	31,423	$618,463
Shares issued to shareholders in reinvestment of dividends and distributions	2,074	42,538	5,454	108,333
Shares redeemed	(8,698)	(174,852)	(68,343)	(1,359,978)

Net increase (decrease)	8,093	$166,279	(31,466)	$(633,182)

Total Net Increase (Decrease)	(2,853,227)	$(54,751,968)	1,558,855	$30,368,590

LifePath 2050 Portfolio
Institutional
Shares sold	1,169,365	$25,239,784	3,070,828	$63,732,279
Shares issued to shareholders in reinvestment of dividends and distributions	180,051	3,946,071	544,951	11,556,896
Shares redeemed	(3,430,776)	(71,655,419)	(1,395,997)	(29,208,921)

Net increase (decrease)	(2,081,360)	$(42,469,564)	2,219,782	$46,080,254

Investor A
Shares sold	529,309	$11,522,800	898,304	$18,596,979
Shares issued to shareholders in reinvestment of dividends and distributions	97,550	2,136,190	200,755	4,256,315
Shares redeemed	(398,730)	(8,632,917)	(562,818)	(11,779,445)

Net increase	228,129	$5,026,073	536,241	$11,073,849

Investor C
Shares sold	9,188	$195,712	21,865	$448,245
Shares issued to shareholders in reinvestment of dividends and distributions	605	13,193	1,514	32,019
Shares redeemed	(12,381)	(264,307)	(3,501)	(73,007)

Net increase (decrease)	(2,588)	$(55,402)	19,878	$407,257

Class K
Shares sold	27,321	$603,748	19,268	$399,508
Shares issued to shareholders in reinvestment of dividends and distributions	1,898	41,746	2,716	57,740
Shares redeemed	(9,794)	(209,230)	(36,583)	(736,281)

Net increase (decrease)	19,425	$436,264	(14,599)	$(279,033)

52	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath 2050 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	32,433	$696,998	25,203	$518,393
Shares issued to shareholders in reinvestment of dividends and distributions	2,291	50,068	3,441	72,784
Shares redeemed	(9,919)	(214,779)	(17,419)	(372,477)

Net increase	24,805	$532,287	11,225	$218,700

Total Net Increase (Decrease)	(1,811,589)	$(36,530,342)	2,772,527	$57,501,027

At June 30, 2014, the following shares of the LifePath Portfolios were owned by affiliates:

	Investor C	Class R
LifePath Retirement Portfolio	1,783	—
LifePath 2040 Portfolio	—	1,184
LifePath 2050 Portfolio	1,127	1,127

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2014	53

Master Portfolio Information as of June 30, 2014	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	62%
Equity Funds	38

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	16
iShares Barclays TIPS Bond ETF	9
International Tilts Master Portfolio	7
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	4
Russell 1000® Index Master Portfolio	4
BlackRock Emerging Markets Fund, Inc.	2
iShares MSCI EAFE Small-Cap ETF	1
iShares MSCI Canada ETF	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	50%
Fixed Income Funds	49
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	43%
Active Stock Master Portfolio	22
International Tilts Master Portfolio	9
iShares TIPS Bond ETF	7
Master Small Cap Index Series	4
Russell 1000® Index Master Portfolio	4
BlackRock Commodity Strategies Fund	4
BlackRock Emerging Markets Fund, Inc.	3
iShares MSCI EAFE Small-Cap ETF	1
iShares International Developed Real Estate ETF	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	66%
Fixed Income Funds	33
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	29%
Active Stock Master Portfolio	28
International Tilts Master Portfolio	12
Russell 1000® Index Master Portfolio	6
BlackRock Emerging Markets Fund, Inc.	4
BlackRock Commodity Strategies Fund	4
iShares TIPS Bond ETF	4
Master Small Cap Index Series	3
iShares International Developed Real Estate ETF	3
iShares Cohen & Steers REIT ETF	3

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

54	BLACKROCK FUNDS III	JUNE 30, 2014

Master Portfolio Information as of June 30, 2014 (concluded)	Master Investment Portfolio

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	79%
Fixed Income Funds	20
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	32%
CoreAlpha Bond Master Portfolio	20
International Tilts Master Portfolio	15
Russell 1000® Index Master Portfolio	9
BlackRock Emerging Markets Fund, Inc.	5
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	4
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	89%
Fixed Income Funds	10
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	35%
International Tilts Master Portfolio	17
Russell 1000® Index Master Portfolio	11
CoreAlpha Bond Master Portfolio	10
iShares International Developed Real Estate ETF	5
BlackRock Emerging Markets Fund, Inc.	5
iShares Cohen & Steers REIT ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2014	55

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 38.2%
Active Stock Master Portfolio	$260,406,469	$260,406,469
BlackRock Commodity Strategies Fund	5,819,146	59,355,288
BlackRock Emerging Markets Fund, Inc.	1,654,647	34,565,571
International Tilts Master Portfolio	$109,181,343	109,181,343
iShares MSCI Canada ETF (b)	331,377	10,673,653
iShares MSCI EAFE Small-Cap ETF	307,425	16,268,931
Master Small Cap Index Series	$74,116,643	74,116,643
Russell 1000® Index Master Portfolio	$59,225,242	59,225,242

		623,793,140
Fixed Income Funds — 61.6%
CoreAlpha Bond Master Portfolio	$849,298,571	849,298,571
iShares TIPS Bond ETF	1,341,926	154,804,583

		1,004,103,154
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	1,132,119	$1,132,119
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	3,323,100	3,323,100

		4,455,219
Total Affiliated Investment Companies (Cost — $1,517,016,549*) — 100.1%		1,632,351,513
Liabilities in Excess of Other Assets — (0.1)%		(1,433,226)

Net Assets — 100.0%		$1,630,918,287

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,518,552,201

Gross unrealized appreciation	$166,300,939
Gross unrealized depreciation	(52,501,627)

Net unrealized appreciation	$113,799,312

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$301,116,371	—		(40,709,902)[1]	$260,406,469	$260,406,469	$2,067,566	$32,787,767
ACWI ex-US Index Master Portfolio	$21,332,804	—		(21,332,804)[1]	—	—	$130,285	$1,770,456
BlackRock Cash Funds: Institutional, SL Agency Shares	24,241,785	—		(23,109,666)[1]	1,132,119	$1,132,119	$1,589	—
BlackRock Cash Funds: Prime, SL Agency Shares	3,861,905	—		(538,805)[1]	3,323,100	$3,323,100	$13,491	—
BlackRock Commodity Strategies Fund	6,117,587	32,820		(331,261)	5,819,146	$59,355,288	—	$(279,309)
BlackRock Emerging Markets Fund, Inc.	779,979	881,316		(6,648)	1,654,647	$34,565,571	—	$(2,960)
CoreAlpha Bond Master Portfolio	$829,309,521	19,989,050	[2]	—	$849,298,571	$849,298,571	$10,565,364	$3,404,364
International Tilts Master Portfolio	$52,994,384	56,186,959	[2]	—	$109,181,343	$109,181,343	$1,953,152	$11,394
iShares MSCI Canada ETF	300,512	32,186		(1,321)	331,377	$10,673,653	$77,752	$(152)
iShares MSCI EAFE ETF	515,589	—		(515,589)	—	—	—	$12,245,154
iShares MSCI EAFE Small-Cap ETF	316,636	4,186		(13,397)	307,425	$16,268,931	$178,939	$98,112
iShares MSCI Emerging Markets ETF	282,562	—		(282,562)	—	—	—	$3,708,467
iShares TIPS Bond ETF	1,368,622	18,830		(45,526)	1,341,926	$154,804,583	$1,216,002	$(203,707)
Master Small Cap Index Series	$74,174,910	—		$(58,267)[1]	$74,116,643	$74,116,643	$445,081	$3,533,085
Russell 1000® Index Master Portfolio	$11,344,510	$47,880,732	[2]	—	$59,225,242	$59,225,242	$411,897	$(116,486)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$280,123,245	$1,352,228,268	—	$1,632,351,513

The LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $3,323,100 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	57

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 50.5%
Active Stock Master Portfolio	$653,432,326	$653,432,326
BlackRock Commodity Strategies Fund	10,507,884	107,180,415
BlackRock Emerging Markets Fund, Inc.	4,125,842	86,188,849
International Tilts Master Portfolio	$271,372,245	271,372,245
iShares Cohen & Steers REIT ETF	432,326	37,755,030
iShares International Developed Real Estate ETF	1,209,980	38,876,657
iShares MSCI Canada ETF (b)	849,564	27,364,456
iShares MSCI EAFE Small-Cap ETF	753,616	39,881,359
Master Small Cap Index Series	$115,262,675	115,262,675
Russell 1000® Index Master Portfolio	$111,069,493	111,069,493

		1,488,383,505

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 49.2%
CoreAlpha Bond Master Portfolio	1,251,839,186	$1,251,839,186
iShares TIPS Bond ETF	1,719,590	198,371,902

		1,450,211,088
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	2,788,143	2,788,143
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	10,197,000	10,197,000

		12,985,143
Total Investments (Cost — $2,708,860,437*) — 100.2%		2,951,579,736
Liabilities in Excess of Other Assets — (0.2)%		(6,217,063)

Net Assets — 100.0%		$2,945,362,673

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,723,833,636

Gross unrealized appreciation	$369,633,076
Gross unrealized depreciation	(141,886,976)

Net unrealized appreciation .	$227,746,100

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$734,517,624	—		$(81,085,298)[1]	$653,432,326	$653,432,326	$5,153,461	$80,065,390
ACWI ex-US Index Master Portfolio	$31,390,459	—		$(31,390,459)[1]	—	—	$189,579	$2,771,640
BlackRock Cash Funds: Institutional, SL Agency Shares	40,527,090	—		(37,739,947)[1]	2,787,143	$2,787,143	$3,033	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,350,735	3,846,265	[2]	—	10,197,000	$10,197,000	$35,799	—
BlackRock Commodity Strategies Fund	11,033,370	142,848		(668,334)	10,507,884	$107,180,415	—	$(563,537)
BlackRock Emerging Markets Fund, Inc.	1,998,897	2,167,591		(40,646)	4,125,842	$86,188,849	—	$18,870
CoreAlpha Bond Master Portfolio	$1,188,795,466	$63,043,720		—	$1,251,839,186	$1,251,839,186	$15,229,938	$5,034,720
International Tilts Master Portfolio	$133,430,820	$137,941,425		—	$271,372,245	$271,372,245	$4,930,503	$38,514
iShares Cohen & Steers REIT ETF	440,037	23,149		(30,860)	432,326	$37,755,030	$550,775	$122,067
iShares International Developed Real Estate ETF	1,210,918	36,779		(37,717)	1,209,980	$38,876,657	$797,937	$76,286
iShares MSCI Canada ETF	851,740	15,477		(17,653)	849,564	$27,364,456	$199,288	$(84,545)
iShares MSCI EAFE ETF	1,555,425	—		(1,555,425)	—	—	—	$34,762,048
iShares MSCI EAFE Small-Cap ETF	754,858	14,839		(16,081)	753,616	$39,881,359	$438,533	$116,176
iShares MSCI Emerging Markets ETF	811,846	—		(811,846)	—	—	—	$6,723,393
iShares TIPS Bond ETF	1,738,491	33,532		(52,433)	1,719,590	$198,371,902	$1,559,714	$(516,728)
Master Small Cap Index Series	$115,162,753	99,922	[2]	—	115,262,675	$115,262,675	$695,278	$5,521,785
Russell 1000® Index Master Portfolio	$18,841,005	92,228,488	[2]	—	111,069,493	$111,069,493	$776,430	$(98,039)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$548,603,811	$2,402,975,925	—	$2,951,579,736

The LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $10,197,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	59

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 66.6%
Active Stock Master Portfolio	$789,249,799	$789,249,799
BlackRock Commodity Strategies Fund	10,219,660	104,240,537
BlackRock Emerging Markets Fund, Inc.	5,166,667	107,931,667
International Tilts Master Portfolio	$348,922,723	348,922,723
iShares Cohen & Steers REIT ETF (b)	935,550	81,701,582
iShares International Developed Real Estate ETF	2,563,614	82,368,918
iShares MSCI Canada ETF (b)	1,061,325	34,185,278
iShares MSCI EAFE Small-Cap ETF	989,271	52,352,221
Master Small Cap Index Series	$85,467,395	85,467,395
Russell 1000® Index Master Portfolio	$171,119,851	171,119,851

		1,857,539,971

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 33.1%
CoreAlpha Bond Master Portfolio	$825,241,393	$825,241,393
iShares TIPS Bond ETF	858,664	99,055,479

		924,296,872
Short-Term Securities (b) — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	4,878,475	4,878,475
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	14,816,250	14,816,250

		19,694,725
Total Affiliated Investment Companies (Cost — $2,536,191,134*) — 100.4%		2,801,531,568
Liabilities in Excess of Other Assets — (0.4)%		(12,309,897)

Net Assets — 100.0%		$2,789,221,671

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,554,484,516

Gross unrealized appreciation	$428,146,480
Gross unrealized depreciation	(181,099,428)

Net unrealized appreciation	$247,047,052

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$883,697,843	—		(94,448,044)[1]	$789,249,799	$789,249,799	$6,144,929	$95,265,624
ACWI ex-US Index Master Portfolio	$52,940,137	—		(52,940,137)[1]	—	—	$311,549	$3,332,622
BlackRock Cash Funds: Institutional, SL Agency Shares	59,018,753	—		(54,140,278)[1]	4,878,475	$4,878,475	$3,264	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,041	5,192,209	[2]	—	14,816,250	$14,816,250	$38,869	—
BlackRock Commodity Strategies Fund	10,830,777	199,101		(810,218)	10,219,660	$104,240,537	—	$(706,849)
BlackRock Emerging Markets Fund, Inc.	2,516,085	2,769,212		(118,630)	5,166,667	$107,931,667	—	$81,527
CoreAlpha Bond Master Portfolio	$777,088,211	$48,153,182	[2]	—	$825,241,393	$825,241,393	$9,936,333	$3,327,128
International Tilts Master Portfolio	$165,412,631	$183,510,092	[2]	—	$348,922,723	$348,922,723	$6,165,218	$73,419
iShares Cohen & Steers REIT ETF	951,541	60,372		(76,363)	935,550	$81,701,582	$1,200,091	$251,969
iShares International Developed Real Estate ETF	2,422,429	197,805		(56,620)	2,563,614	$82,368,918	$1,667,844	$(172,149)
iShares MSCI Canada ETF	1,012,839	76,264		(27,778)	1,061,325	$34,185,278	$248,617	$(138,623)
iShares MSCI EAFE ETF	1,843,415	—		(1,843,415)	—	—	—	$40,465,200
iShares MSCI EAFE Small-Cap ETF	973,793	42,685		(27,207)	989,271	$52,352,221	$574,839	$192,033
iShares MSCI Emerging Markets ETF	954,459	—		(954,459)	—	—	—	$6,364,747
iShares TIPS Bond ETF	863,157	25,054		(29,547)	858,664	$99,055,479	$775,844	$(309,290)
Master Small Cap Index Series	$87,580,909	—		$(2,113,514)	$85,467,395	$85,467,395	$519,623	$4,113,994
Russell 1000® Index Master Portfolio	$48,110,697	$123,009,154	[2]	—	$171,119,851	$171,119,851	$1,234,942	$(245,922)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$581,530,407	$2,220,001,161	—	$2,801,531,568

The LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $14,816,250 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	61

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 79.3%
Active Stock Master Portfolio	$700,792,470	$700,792,470
BlackRock Commodity Strategies Fund	8,222,809	83,872,650
BlackRock Emerging Markets Fund, Inc.	4,853,281	101,385,045
International Tilts Master Portfolio	$323,576,622	323,576,622
iShares Cohen & Steers REIT ETF	1,042,245	91,019,256
iShares International Developed Real Estate ETF	2,918,509	93,771,694
iShares MSCI Canada ETF (b)	972,887	31,336,690
iShares MSCI EAFE Small-Cap ETF	916,701	48,511,817
Master Small Cap Index Series	$51,982,603	51,982,603
Russell 1000® Index Master Portfolio	$190,592,236	190,592,236

		1,716,841,083

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 20.5%
CoreAlpha Bond Master Portfolio	$426,723,371	$426,723,371
iShares TIPS Bond ETF	156,144	18,012,772

		444,736,143
Short-Term Securities — 0.7%
BlackRock Cash Funds: Institutional, 0.14% (c)	2,604,242	2,604,242
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	13,398,000	13,398,000

		16,002,242
Total Affiliated Investment Companies (Cost — $1,948,387,606*) — 100.5%		2,177,579,468
Liabilities in Excess of Other Assets — (0.5)%		(11,040,495)

Net Assets — 100.0%		$2,166,538,973

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,970,421,198

Gross unrealized appreciation	$351,992,264
Gross unrealized depreciation	(144,833,994)

Net unrealized appreciation .	$207,158,270

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$799,127,066	—		$(98,334,596)	$700,792,470	$700,792,470	$5,459,990	$86,855,265
ACWI ex-US Index Master Portfolio	$46,818,008	—		$(46,818,008)[1]	—	—	$282,727	$2,758,707
BlackRock Cash Funds: Institutional, SL Agency Shares	33,479,740	—		(30,875,498)[1]	2,604,242	$2,604,242	$2,696	—
BlackRock Cash Funds: Prime, SL Agency Shares	5,267,073	8,130,927	[2]	—	13,398,000	$13,398,000	$55,221	—
BlackRock Commodity Strategies Fund	8,674,420	174,686		(626,297)	8,222,809	$83,872,650	—	$(628,671)
BlackRock Emerging Markets Fund, Inc.	2,360,437	2,555,779		(62,935)	4,853,281	$101,385,045	—	$46,766
CoreAlpha Bond Master Portfolio	$401,864,037	$24,859,334	[2]	—	$426,723,371	$426,723,371	$5,101,955	$1,724,402
International Tilts Master Portfolio	$154,522,993	$169,053,629		—	$323,576,622	$323,576,622	$5,719,394	$71,119
iShares Cohen & Steers REIT ETF	1,112,408	92,864		(163,027)	1,042,245	$91,019,256	$1,323,675	$563,233
iShares International Developed Real Estate ETF	2,633,592	364,862		(79,945)	2,918,509	$93,771,694	$1,902,980	$(308,497)
iShares MSCI Canada ETF	958,137	48,985		(34,235)	972,887	$31,336,690	$228,209	$(170,846)
iShares MSCI EAFE ETF	1,749,865	—		(1,749,865)	—	—	—	$37,379,682
iShares MSCI EAFE Small-Cap ETF	901,955	45,810		(31,064)	916,701	$48,511,817	$533,421	$219,018
iShares MSCI Emerging Markets ETF	896,775	—		(896,775)	—	—	—	$5,281,800
iShares TIPS Bond ETF	165,134	3,730		(12,720)	156,144	$18,012,772	$141,790	$(129,507)
Master Small Cap Index Series	$54,999,126	—		(3,016,523)	$51,982,603	$51,982,603	$323,847	$2,563,676
Russell 1000® Index Master Portfolio	$66,301,350	124,290,886	[2]	—	$190,592,236	$190,592,236	$1,396,561	$(155,572)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$483,912,166	$1,693,667,302	—	$2,177,579,468

The LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $13,398,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	63

Schedule of Investments June 30, 2014 (Unaudited)	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 89.9%
Active Stock Master Portfolio	$150,744,542	$150,744,541
BlackRock Commodity Strategies Fund	1,541,516	15,723,466
BlackRock Emerging Markets Fund, Inc.	1,072,561	22,405,809
International Tilts Master Portfolio	$72,215,548	72,215,548
iShares Cohen & Steers REIT ETF	255,018	22,270,722
iShares International Developed Real Estate ETF	711,841	22,871,451
iShares MSCI Canada ETF (b)	217,581	7,008,284
iShares MSCI EAFE Small-Cap ETF	207,811	10,997,358
Master Small Cap Index Series	$8,547,654	8,547,654
Russell 1000 ®Index Master Portfolio	$46,449,000	46,449,000

		379,233,833
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 9.8%
CoreAlpha Bond Master Portfolio	$41,435,352	$41,435,352
Short-Term Securities — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	749,560	749,560
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	3,958,614	3,958,614

		4,708,174
Total Affiliated Investment Companies (Cost — $383,690,390*) — 100.8%		425,377,359
Liabilities in Excess of Other Assets — (0.8)%		(3,448,357)

Net Assets — 100.0%		$421,929,002

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Total cost	$384,839,839

Gross unrealized appreciation	$64,031,495
Gross unrealized depreciation	(23,493,975)

Net unrealized appreciation	$40,537,520

(a)	Investments in issuers considered to be an affiliate of the LifePath Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$176,775,516	—		$(26,030,974)[1]	$150,744,542	$150,744,542	$1,117,962	$17,621,703
ACWI ex-US Index Master Portfolio	$27,522,238	—		(27,522,238)[1]	—	—	$159,298	$1,483,644
BlackRock Cash Funds: Institutional, SL Agency Shares	5,872,036	—		(5,122,476)[1]	749,560	$749,560	$615	—
BlackRock Cash Funds: Prime, SL Agency Shares	859,378	3,099,236	[2]	—	3,958,614	$3,958,614	$6,277	—
BlackRock Commodity Strategies Fund	1,705,352	92,305		(256,141)	1,541,516	$15,723,466	—	$(310,495)
BlackRock Emerging Markets Fund, Inc.	539,560	537,437		(4,436)	1,072,561	$22,405,809	—	$(1,952)
CoreAlpha Bond Master Portfolio	$40,230,315	$1,205,037	[2]	—	$41,435,352	$41,435,352	$486,023	$180,373
International Tilts Master Portfolio	$36,382,911	$35,832,637	[2]	—	$72,215,548	$72,215,548	$1,260,758	$6,532
iShares Cohen & Steers REIT ETF	260,332	59,365		(64,679)	255,018	$22,270,722	$307,425	$(43,437)
iShares International Developed Real Estate ETF	725,825	89,012		(102,996)	711,841	$22,871,451	$461,638	$(295,775)
iShares MSCI Canada ETF	209,515	39,105		(31,039)	217,581	$7,008,284	$50,809	$(51,770)
iShares MSCI EAFE ETF	211,392	—		(211,392)	—	—	—	$3,846,398
iShares MSCI EAFE Small-Cap ETF	203,079	32,891		(28,159)	207,811	$10,997,358	$118,527	$237,375
iShares MSCI Emerging Markets ETF	113,169	—		(113,169)	—	—	—	$452,035
Master Small Cap Index Series	$8,543,922	$3,732	[2]	—	$8,547,654	$8,547,654	$48,055	$396,865
Russell 1000 Index Master Portfolio	$21,543,179	$24,905,821	[2]	—	$46,449,000	$46,449,000	$358,199	$(15,987)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$105,985,264	$319,392,095	—	$425,377,359

The LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $3,958,614 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	65

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2014 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1],2	$1,632,351,513	$2,951,579,736	$2,801,531,568	$2,177,579,468	$425,377,360
Investments sold receivable	6,906,901	26,359,836	19,756,830	12,837,674	1,175,748
Contributions receivable from investors	2,199,261	4,257,934	3,010,004	2,641,926	835,032
Dividends receivable	256,691	1,495,893	2,652,171	2,830,950	672,795
Securities lending income receivable — affiliated	709	1,895	2,655	2,808	690

Total assets	1,641,715,075	2,983,695,294	2,826,953,228	2,195,892,826	428,061,625

Liabilities
Collateral on securities loaned at value	3,323,100	10,197,000	14,816,250	13,398,000	3,958,614
Investments purchased payable	6,906,901	27,976,480	22,804,348	15,166,586	2,155,506
Accrued trustees’ fees	10,831	18,989	17,659	13,811	2,989
Investment advisory fees payable	85,587	119,953	74,021	33,686	2,052
Professional fees payable	17,519	20,199	19,279	17,567	13,462
Withdrawals payable to investors	452,850	—	—	724,203	—

Total liabilities	10,796,788	38,332,621	37,731,557	29,353,853	6,132,623

Net Assets	$1,630,918,287	$2,945,362,673	$2,789,221,671	$2,166,538,973	$421,929,002

Net Assets Consist of
Investors’ capital	$1,515,583,323	$2,702,643,374	$2,523,881,237	1,937,347,111	380,242,033
Net unrealized appreciation/depreciation	115,334,964	242,719,299	265,340,434	229,191,862	41,686,969

Net Assets	$1,630,918,287	$2,945,362,673	$2,789,221,671	$2,166,538,973	$421,929,002

[1] Investments at cost — affiliated	$1,517,016,549	$2,708,860,437	$2,536,191,134	$1,948,387,606	$383,690,391
[2] Securities loaned at value	$3,243,547	$9,952,890	$14,461,451	$13,077,260	$3,863,847

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2014 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$1,472,693	$3,546,247	$4,467,235	$4,130,075	$938,399
Securities lending — affiliated — net	13,491	35,799	38,869	55,221	6,277
Income — affiliated	1,589	3,033	3,264	2,696	615
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	5,428,162	12,810,721	15,706,083	14,404,758	3,213,551
Interest	11,626,517	16,790,884	11,001,528	5,689,764	553,658
Expenses	(1,713,504)	(3,176,726)	(3,030,553)	(2,365,435)	(450,951)
Fees waived	232,170	550,309	635,536	555,387	114,037

Total income	17,061,118	30,560,267	28,821,962	22,472,466	4,375,586

Expenses
Investment advisory	2,744,047	4,911,802	4,602,789	3,567,825	677,319
Professional	14,890	16,157	15,816	15,092	13,282
Independent Trustees	23,993	41,712	39,469	31,172	7,753

Total expenses	2,782,930	4,969,671	4,658,074	3,614,089	698,354
Less fees waived by Manager	(2,264,333)	(4,285,588)	(4,261,240)	(3,451,911)	(678,147)

Total expenses after fees waived	518,597	684,083	396,834	162,178	20,207

Net investment income	16,542,521	29,876,184	28,425,128	22,310,288	4,355,379

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	1,442	2,394	1,173	1,750	—
Investments — affiliated	15,565,605	40,654,030	46,028,565	42,252,978	3,832,379
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	41,394,360	93,339,582	105,870,538	93,819,496	19,673,314

	56,961,407	133,996,006	151,900,276	136,074,224	23,505,693

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(4,957,127)	(9,946,026)	(30,180,278)	(10,615,436)	2,677,848
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	9,220,004	(6,762,235)	(1,808,183)	(26,308,041)	(7,728,592)

	4,262,877	(16,708,261)	(31,988,461)	(36,923,477)	(5,050,744)

Total realized and unrealized gain	61,224,284	117,287,745	119,911,815	99,150,747	18,454,949

Net Increase in Net Assets Resulting from Operations	$77,766,805	$147,163,929	$148,336,943	$121,461,035	$22,810,328

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	67

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$16,542,521	$28,508,616	$29,876,184	$53,237,617
Net realized gain	56,961,407	76,997,571	133,996,006	175,291,019
Net change in unrealized appreciation/depreciation	4,262,877	(5,090,602)	(16,708,261)	35,384,494

Net increase in net assets resulting from operations	77,766,805	100,415,585	147,163,929	263,913,130

Capital Transactions
Proceeds from contributions	167,185,553	200,566,162	297,633,550	298,075,510
Value of withdrawals	(200,442,079)	(206,149,443)	(330,704,541)	(255,035,339)

Net increase (decrease) in net assets derived from capital transactions	(33,256,526)	(5,583,281)	(33,070,991)	43,040,171

Net Assets
Total increase in net assets	44,510,279	94,832,304	114,092,938	306,953,301
Beginning of period	1,586,408,008	1,491,575,704	2,831,269,735	2,524,316,434

End of period	$1,630,918,287	$1,586,408,008	$2,945,362,673	$2,831,269,735

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$28,425,128	$52,303,739	$22,310,288	$42,730,509
Net realized gain	151,900,276	189,521,746	136,074,224	162,181,872
Net change in unrealized appreciation/depreciation	(31,988,461)	86,149,465	(36,923,477)	101,679,299

Net increase in net assets resulting from operations	148,336,943	327,974,950	121,461,035	306,591,680

Capital Transactions
Proceeds from contributions	299,220,120	287,895,384	235,548,536	203,577,910
Value of withdrawals	(309,816,310)	(201,833,907)	(255,163,858)	(146,733,461)

Net increase (decrease) in net assets derived from capital transactions	(10,596,190)	86,061,477	(19,615,322)	56,844,449

Net Assets
Total increase in net assets	137,740,753	414,036,427	101,845,713	363,436,129
Beginning of period	2,651,480,918	2,237,444,491	2,064,693,260	1,701,257,131

End of period	$2,789,221,671	$2,651,480,918	$2,166,538,973	$2,064,693,260

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,355,379	$8,415,880
Net realized gain	23,505,693	29,182,969
Net change in unrealized appreciation/depreciation	(5,050,744)	26,425,146

Net increase in net assets resulting from operations	22,810,328	64,023,995

Capital Transactions
Proceeds from contributions	81,788,111	110,404,463
Value of withdrawals	(97,932,755)	(27,016,387)

Net increase (decrease) in net assets derived from capital transactions	(16,144,644)	83,388,076

Net Assets
Total increase in net assets	6,665,684	147,412,071
Beginning of period	415,263,318	267,851,247

End of period	$421,929,002	$415,263,318

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	69

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009

Total Investment Return
Total investment return	5.01%[1]		6.75%		9.11%		4.46%		9.83%		18.75%

Ratios to Average Net Assets
Total expenses	0.54%	[2,3,4,5]	0.54%	[3,4,5]	0.55%	[6,7,8]	0.55%	[6,7,8]	0.61%	[6]	0.59%	[6]

Total expenses after fees waived	0.26%	[2,3,4,5]	0.25%	[3,4,5]	0.28%	[6,7,8]	0.27%	[6,7,8]	0.26%	[6]	0.26%	[6]

Net investment income[9]	2.12%	[2,3,4,5]	1.83%	[3,4,5]	2.22%	[6,7,8]	2.77%	[6,7,8]	2.60%	[6]	3.61%	[6]

Supplemental Data
Net assets, end of period (000)	$1,630,918		$1,586,408		$1,491,576		$1,387,033		$1,380,141		$1,165,307

Portfolio turnover	10%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]	6%	[11,12]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.02% for the six months ended June 30, 2014 and 0.03% for the year ended December 31, 2013.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.02%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[10]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, respectively.

[12]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009

Total Investment Return
Total investment return	5.35%[1]		10.17%		11.49%		1.96%		11.40%		23.21%

Ratios to Average Net Assets
Total expenses	0.54%	[2,3,4,5]	0.53%	[3,4,5]	0.53%	[6,7,8]	0.53%	[6,7,8]	0.59%	[6]	0.58%	[6]

Total expenses after fees waived	0.24%	[2,3,4,5]	0.23%	[3,4,5]	0.25%	[6,7,8]	0.25%	[6,7,8]	0.23%	[6]	0.23%	[6]

Net investment income[9]	2.13%	[2,3,4,5]	1.97%	[3,4,5]	2.30%	[6,7,8]	2.56%	[6,7,8]	2.45%	[6]	3.15%	[6]

Supplemental Data
Net assets, end of period (000)	$2,945,363		$2,831,270		$2,524,316		$2,358,583		$2,343,961		$1,779,673

Portfolio turnover	13%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]	6%	[11]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.02% for the six months ended June 30, 2014 and 0.03% for the year ended December 31, 2013.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.03%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[10]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13%, and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	71

Financial Highlights	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009

Total Investment Return
Total investment return	5.78%[1]		14.16%		13.59%		(0.13)%		12.36%		26.27%

Ratios to Average Net Assets
Total expenses	0.54%	[2,3,4,5]	0.52%	[3,4,6]	0.53%	[7,8,9]	0.52%	[7,8,9]	0.57%	[7]	0.56%	[7]

Total expenses after fees waived	0.21%	[2,3,4,5]	0.20%	[3,4,6]	0.23%	[7,8,9]	0.22%	[7,8,9]	0.21%	[7]	0.20%	[7]

Net investment income[10]	2.17%	[2,3,4,5]	2.13%	[3,4,6]	2.37%	[7,8,9]	2.39%	[7,8,9]	2.34%	[7]	2.97%	[7]

Supplemental Data
Net assets, end of period (000)	$2,789,222		$2,651,481		$2,237,444		$2,014,111		$1,972,075		$1,433,256

Portfolio turnover	17%	[11]	22%	[11]	5%	[12]	7%	[12]	3%	[12]	7%	[12]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.03% for the six months ended June 30, 2014 and 0.04% for the year ended December 31, 2013.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04% and 0.04%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10%, and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, respectively.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009

Total Investment Return
Total investment return	6.12%[1]		17.42%		15.23%		(1.88)%		13.21%		28.58%

Ratios to Average Net Assets
Total expenses	0.53%	[2,3,4,5]	0.51%	[3,4,6]	0.52%	[7,8,9]	0.52%	[7,8,9]	0.55%	[7]	0.55%	[7]

Total expenses after fees waived	0.19%	[2,3,4,5]	0.18%	[3,4,6]	0.21%	[7,8,9]	0.20%	[7,8,9]	0.19%	[7]	0.18%	[7]

Net investment income[10]	2.19%	[2,3,4,5]	2.26%	[3,4,6]	2.44%	[7,8,9]	2.24%	[7,8,9]	2.24%	[7]	2.82%	[7]

Supplemental Data
Net assets, end of period (000)	$2,166,539		$2,064,693		$1,701,257		$1,509,756		$1,519,203		$1,133,675

Portfolio turnover	19%	[11]	26%	[11]	4%	[12]	8%	[12]	4%	[12]	6%	[12]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series, and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, and Master Small Cap Index Series allocated fees waived of 0.03% for the six months ended June 30, 2014 and 0.05% for the year ended December 31, 2013.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05% and 0.04%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9%, and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	73

-

Financial Highlights	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009

Total Investment Return
Total Investment Return	6.33%[1]		20.32%		16.55%		(3.28)%		13.93%		30.85%

Ratios to Average Net Assets
Total expenses	0.53%	[2,3,4,5]	0.53%	[3,4,6]	0.54%	[7,8,9]	0.53%	[7,8,9]	0.56%	[7]	0.59%	[7]

Total expenses after fees waived	0.18%	[2,3,4,5]	0.20%	[3,4,6]	0.21%	[7,8,9]	0.18%	[7,8,9]	0.17%		0.16%	[7]

Net investment income[10]	2.25%	[2,3,4,5]	2.46%	[3,4,6]	2.51%	[7,8,9]	2.18%	[7,8,9]	2.31%	[7]	2.84%	[7]

Supplemental Data
Net assets, end of period (000)	$421,929		$415,263		$267,851		$180,087		$119,391		$40,164

Portfolio turnover	24%	[11]	28%	[11]	5%	[12]	13%	[12]	5%	[12]	12%	[12]

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.04% for the six months ended June 30, 2014 and 0.06% for the year ended December 31, 2013.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06% and 0.05%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha BondMaster Portfolio and Master Small Cap Index Series, except the six months ended June 30, 2014 and the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12%, and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of June 30, 2014, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio’s investment in the Active Stock Master Portfolios represented 22.2%, 28.3%, 32.3% and 35.7%, respectively, of net assets. LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s investment in CoreAlpha Bond Master Portfolio represented 52.1%, 42.5% and 29.6%, respectively, of net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with each LifePath Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of June 30, 2014, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Retirement Master Portfolio	9.98%	23.79%	9.49%	9.83%	3.22%
LifePath 2020 Master Portfolio	25.04%	35.07%	23.60%	15.29%	6.05%
LifePath 2030 Master Portfolio	30.25%	23.12%	30.34%	11.34%	9.33%
LifePath 2040 Master Portfolio	26.86%	11.96%	28.14%	6.90%	10.39%
LifePath 2050 Master Portfolio	5.78%	1.16%	6.28%	1.13%	2.53%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK FUNDS III	JUNE 30, 2014	75

Notes to Financial Statements (continued)	Master Investment Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000© Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: Each LifePath Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. During the term of the loan, each LifePath Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral investment, by the securities lending agent, BlackRock Institutional Trust Company., N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (each, an“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of each LifePath Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2014:

LifePath Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$3,243,547	$(3,243,547)	—

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$9,952,890	$(9,952,890)	—

76	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$14,120,864	$(14,120,864)	—
J.P. Morgan Securities LLC	$340,587	$(340,587)	—

Total	$14,461,451	$(14,461,451)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$13,077,260	$(13,077,260)	—

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$3,863,847	$(3,863,847)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
$3,323,100	$10,197,000	$14,816,250	$13,398,000	$3,958,614

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock, BlackRock’s indemnity allows for full replacement of the securities lent. Each LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BAL, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2015. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in

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Notes to Financial Statements (continued)	Master Investment Portfolio

an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2024. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to the securities lending agreement effective February 1, 2014, each LifePath Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2014, each LifePath Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
$5,839	$16,486	$17,570	$23,384	$2,941

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the six months ended June 30, 2014, were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Purchases	$150,553,588	$360,668,309	$438,357,378	$392,020,740	$95,549,367
Sales	$184,654,402	$395,261,281	$451,356,893	$411,749,721	$111,851,100

6. Income Tax Information:

Income Taxes: Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath

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Notes to Financial Statements (concluded)	Master Investment Portfolio

Master Portfolios, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Market and Credit Risk:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2014	79

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to

80	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1 and a Morningstar peer group selected by Morningstar; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and a Morningstar peer group selected by Morningstar. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, LifePath Retirement Portfolio ranked in the third quartile against its Morningstar Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio each ranked in the third, third and fourth quartiles, respectively, against its Morningstar Performance Universe.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each of the Portfolios. The Board and BlackRock reviewed and discussed the reasons for each Portfolio’s underperformance during these periods. With respect to each Portfolio, the Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given each Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one-, three- and five-year periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of each Master Portfolio/Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each Master Portfolio in seeking to improve the Master Portfolio’s/Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund,

82	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath Retirement Master Portfolio’s contractual advisory fee rate ranked second out of two funds, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked second out of two funds and in the fourth quartile, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board also noted that the contractual advisory fee rate of each of LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the second and third quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers. The Board determined that LifePath 2030 Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by the Portfolio’s Expense Peers.

The Board also noted that LifePath 2040 Master Portfolio’s contractual advisory fee rate ranked third out of four funds, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked second out of four funds and in the second quartile, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board also noted that LifePath 2050 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the fourth and second quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolio invests, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2014	83

Disclosure of Investment Advisory Agreement	Master Investment Portfolio

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios and their interest holders. Among the matters the Board considered were: (a) investment performance of affiliated feeder funds that invest all of their investable assets in the corresponding Master Portfolio (each, a “representative feeder fund” and collectively, the “representative feeder funds”) for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and representative feeder fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each representative feeder fund as compared with a peer group of funds as determined by Lipper1 and a Morningstar

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

84	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)	Master Investment Portfolio

peer group selected by Morningstar; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio to BlackRock; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios; (d) each representative feeder fund’s costs to investors compared to the costs of Expense Peers and each representative feeder fund’s performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Master Portfolio. Throughout the year, the Board compared each representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the pertinent representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio. BlackRock and its affiliates provide the Master Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment

BLACKROCK FUNDS III	JUNE 30, 2014	85

Disclosure of Investment Advisory Agreement (continued)	Master Investment Portfolio

performance of each representative feeder fund as compared to other funds in its applicable Lipper category and a Morningstar peer group selected by Morningstar. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and representative feeder fund, as applicable, throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the representative feeder fund relating to LifePath Master Retirement Portfolio ranked in the third quartile against its Morningstar Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, each of the representative feeder funds relating to LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio ranked in the third, third and fourth quartiles, respectively, against its respective Morningstar Performance Universe.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each of the representative feeder funds. The Board and BlackRock reviewed and discussed the reasons for each representative feeder fund’s underperformance during these periods. With respect to each representative feeder fund, the Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the representative feeder fund’s Morningstar Performance Universe. Given each representative feeder fund’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one-, three- and five-year periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of each Master Portfolio/representative feeder fund and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each Master Portfolio in seeking to improve the Master Portfolio’s/representative feeder fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding representative feeder fund’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each representative feeder fund’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding representative feeder fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath Retirement Master Portfolio’s contractual advisory fee rate ranked second out of two funds, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio ranked second out of two funds and in the fourth quartile, respectively, relative to the representative feeder fund’s Expense Peers.

The Board also noted that the contractual advisory fee rate of each of LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio ranked

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Disclosure of Investment Advisory Agreement (concluded)	Master Investment Portfolio

in the third quartile, and that the actual advisory fee rate and the corresponding representative feeder fund’s total expense ratio ranked in the second and third quartiles, respectively, relative to the corresponding representative feeder fund’s Expense Peers. The Board determined that LifePath 2030 Master Portfolio’s corresponding representative feeder fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Portfolio’s Expense Peers.

The Board also noted that LifePath 2040 Master Portfolio’s contractual advisory fee rate ranked third out of four funds, and that the actual advisory fee rate and the corresponding representative feeder fund’s total expense ratio ranked second out of four funds and in the second quartile, respectively, relative to the representative feeder fund’s Expense Peers.

The Board also noted that LifePath 2050 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding feeder fund’s total expense ratio ranked in the fourth and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolio invests, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2014	87

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRocks iShares exchange-traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

88	BLACKROCK FUNDS III	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Portfolios/LifePath Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Portfolios’/LifePath Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Portfolios’/LifePath Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Portfolios/LifePath Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Portfolios/LifePath Master Portfolios voted proxies relating to securities held in the LifePath Portfolios’/LifePath Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2014	89

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	BLACKROCK FUNDS III	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-U.S. Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	JUNE 30, 2014	91

These reports are intended for existing shareholders. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless preceded or accompanied by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® Index Retirement Portfolio
➢	LifePath® Index 2020 Portfolio
➢	LifePath® Index 2025 Portfolio
➢	LifePath® Index 2030 Portfolio
➢	LifePath® Index 2035 Portfolio
➢	LifePath® Index 2040 Portfolio
➢	LifePath® Index 2045 Portfolio
➢	LifePath® Index 2050 Portfolio
➢	LifePath® Index 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2014	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath® Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio.

•

For the six-month period ended June 30, 2014, the LifePath Index Portfolios underperformed their respective custom benchmarks based on share class expenses. The returns for the LifePath Index Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets largely outperformed fixed income markets during the period. As a result, the LifePath Index Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•	A negative fair value pricing adjustment in the ACWI ex-US Index Master Portfolio detracted from performance during the period.

•

Conversely, the LifePath Index Portfolios benefited from their investment in the Bond Index Master Portfolio, which employs a secondary pricing source to meet the portfolio’s daily pricing requirements. While this is typically a one-day impact that reverses the next day, during the period, the pricing difference between the primary and secondary sources in certain bonds resulted in a positive impact on performance relative to the benchmark index.

•

Also contributing positively to relative performance in the LifePath Index Portfolios was the effect of “gap risk,” which results from price movement in the funds in which the LifePath Index Portfolios invest from the time their official net asset value is determined at the close of the market and the time at which the LifePath Index Portfolios invest their daily cash flows from shareholder contributions on the following day. The effect of gap risk was amplified due to significant asset growth in the LifePath Index Portfolios during the period.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio will change over time according to a “glide path” as each LifePath Index Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s (“LifePath Index Retirement Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
7/01/12 to 6/30/13	52.9	9.1	0.4%	11.8	21.6	4.2
7/01/13 to 6/30/14	52.9	9.1	0.2	12.0	21.3	4.5

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	4.99%	11.56%	6.84%
Investor A	4.78	11.21	6.56
Class K	4.92	11.52	6.84
LifePath Index Retirement Portfolio Custom Benchmark	5.07	11.66	6.98
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	5

LifePath Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s (“LifePath Index 2020 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	37.9%	6.1%	N/A	17.3%	35.0%	3.7%
7/01/12 to 6/30/13	39.9	6.4	3.3%	16.1	30.7	3.6
7/01/13 to 6/30/14	41.9	6.8	2.9	15.8	28.7	3.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	5.38%	13.90%	7.71%
Investor A	5.36	13.63	7.43
Class K	5.40	13.94	7.74
LifePath Index 2020 Portfolio Custom Benchmark	5.54	14.07	7.87
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s (“LifePath Index 2025 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	30.9%	4.8%	N/A	20.3%	40.5%	3.5%
7/01/12 to 6/30/13	32.9	5.1	4.8%	18.4	35.6	3.2
7/01/13 to 6/30/14	34.8	5.4	4.7	18.2	33.5	3.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	5.70%	15.43%	8.28%
Investor A	5.59	15.19	8.03
Class K	5.72	15.47	8.31
LifePath Index 2025 Portfolio Custom Benchmark	5.86	15.61	8.48
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	7

LifePath Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s (“LifePath Index 2030 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	24.7%	3.6%	N/A	22.9%	45.4%	3.4%
7/01/12 to 6/30/13	26.6	4.0	6.2%	20.4	39.9	2.9
7/01/13 to 6/30/14	28.6	4.2	6.2	20.3	37.7	3.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	5.95%	16.77%	8.83%
Investor A	5.84	16.50	8.58
Class K	5.98	16.84	8.83
LifePath Index 2030 Portfolio Custom Benchmark	6.13	16.94	9.01
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s (“LifePath Index 2035 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	19.1%	2.5%	N/A	25.3%	49.8%	3.3%
7/01/12 to 6/30/13	21.1	2.8	7.4%	22.2	43.8	2.7
7/01/13 to 6/30/14	23.1	3.0	7.6	22.2	41.4	2.7

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.25%	18.08%	9.26%
Investor A	6.05	17.72	8.97
Class K	6.27	18.02	9.26
LifePath Index 2035 Portfolio Custom Benchmark	6.37	18.15	9.47
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	9

LifePath Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s (“LifePath Index 2040 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	14.1%	1.4%	N/A	27.4%	53.8%	3.3%
7/01/12 to 6/30/13	16.1	1.6	8.6%	23.9	47.4	2.4
7/01/13 to 6/30/14	18.2	1.9	8.8	23.9	44.8	2.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.47%	19.13%	9.68%
Investor A	6.28	18.80	9.38
Class K	6.49	19.19	9.72
LifePath Index 2040 Portfolio Custom Benchmark	6.58	19.27	9.88
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
Barclays U.S. TIPS Index (Series L)	5.83	4.44	3.73
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s (“LifePath Index 2045 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	9.8%	N/A	29.5%	57.5%	3.2%
7/01/12 to 6/30/13	12.1	9.6%	25.4	50.7	2.2
7/01/13 to 6/30/14	14.5	9.9	25.5	48.0	2.1

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.61%	20.19%	9.95%
Investor A	6.41	19.84	9.67
Class K	6.54	20.12	9.99
LifePath Index 2045 Portfolio Custom Benchmark	6.77	20.30	10.26
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	11

LifePath Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s (“LifePath Index 2050 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	4.4%	N/A	31.5%	60.8%	3.3%
7/01/12 to 6/30/13	6.8	10.6%	26.9	53.7	2.0
7/01/13 to 6/30/14	9.2	11.0	27.0	51.0	1.8

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.76%	21.11%	10.31%
Investor A	6.65	20.78	10.02
Class K	6.78	21.17	10.35
LifePath Index 2050 Portfolio Custom Benchmark	6.97	21.28	10.60
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	JUNE 30, 2014

LifePath Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s (“LifePath Index 2055 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	1.0%	N/A	33.9%	58.7%	6.4%
7/01/12 to 6/30/13	1.6	11.9%	28.3	56.2	2.0
7/01/13 to 6/30/14	4.0	12.5	28.5	53.2	1.8

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	7.03%	22.10%	10.68%
Investor A	6.83	21.74	10.39
Class K	7.05	22.14	10.72
LifePath Index 2055 Portfolio Custom Benchmark	7.18	22.19	10.90
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.47
FTSE EPRA/NAREIT Developed Real Estate Index	11.74	13.55	8.24
MSCI ACWI ex-US IMI Index	5.77	22.28	5.18
Russell 1000® Index	7.27	25.35	15.49
Russell 2000® Index	3.19	23.64	13.29

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2014	13

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolio’s changing asset allocations over time. As of June 30, 2014, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. Barclays U.S. TIPS Index (Series L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index comprised of the 2,000 largest U.S. companies as determined by total market capitalization.

14	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,049.90	$0.81	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,047.80	$2.13	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,049.20	$0.61	$1,000.00	$1,024.20	$0.60	0.12%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$1,053.80	$0.81	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,053.60	$2.14	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,054.00	$0.61	$1,000.00	$1,024.20	$0.60	0.12%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$1,057.00	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,055.90	$2.09	$1,000.00	$1,022.76	$2.06	0.41%
Class K	$1,000.00	$1,057.20	$0.56	$1,000.00	$1,024.25	$0.55	0.11%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$1,059.50	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,058.40	$2.14	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,059.80	$0.61	$1,000.00	$1,024.20	$0.60	0.12%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$1,062.50	$0.77	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,060.50	$2.09	$1,000.00	$1,022.76	$2.06	0.41%
Class K	$1,000.00	$1,062.70	$0.56	$1,000.00	$1,024.25	$0.55	0.11%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$1,064.70	$0.87	$1,000.00	$1,023.95	$0.85	0.17%
Investor A	$1,000.00	$1,062.80	$2.15	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,064.90	$0.61	$1,000.00	$1,024.20	$0.60	0.12%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$1,066.10	$0.77	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,064.10	$2.10	$1,000.00	$1,022.76	$2.06	0.41%
Class K	$1,000.00	$1,065.40	$0.56	$1,000.00	$1,024.25	$0.55	0.11%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$1,067.60	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,066.50	$2.10	$1,000.00	$1,022.76	$2.06	0.41%
Class K	$1,000.00	$1,067.80	$0.56	$1,000.00	$1,024.25	$0.55	0.11%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$1,070.30	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
Investor A	$1,000.00	$1,068.30	$2.05	$1,000.00	$1,022.81	$2.01	0.40%
Class K	$1,000.00	$1,070.50	$0.56	$1,000.00	$1,024.25	$0.55	0.11%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Portfolio and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2014	15

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2014 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$365,465,043	$755,646,475	$392,188,466	$686,013,514	$307,847,811
Capital shares sold receivable	448,618	1,374,187	1,074,384	1,443,469	1,134,814
Receivable from administrator	10,427	12,374	7,402	12,016	8,146
Prepaid expenses	46,007	50,446	37,934	48,665	38,671

Total assets	365,970,095	757,083,482	393,308,186	687,517,664	309,029,442

Liabilities
Contributions payable to the LifePath Index Master Portfolio	325,470	1,132,874	1,022,438	1,295,690	1,058,754
Capital shares redeemed payable	123,148	241,313	51,946	147,779	76,060
Income dividends payable	68,022	56,172	—	53,301	—
Capital gain distributions payable	37,779	31,925	—	31,754	—
Transfer agent fees payable	17,251	16,644	10,449	13,754	6,264
Professional fees payable	16,136	14,846	20,173	15,237	16,908
Printing fees payable	10,366	20,902	10,305	14,788	6,695
Registration fees payable	7,625	20,362	5,713	17,392	4,319
Service fees payable	6,721	15,005	12,752	17,479	10,992
Trustees’ fees payable	77	87	10	89	15
Other accrued expenses payable	3,257	3,867	4,782	4,944	3,285

Total liabilities	615,852	1,553,997	1,138,568	1,612,207	1,183,292

Net Assets	$365,354,243	$755,529,485	$392,169,618	$685,905,457	$307,846,150

Net Assets Consist of
Paid-in capital	$331,132,983	$675,394,909	$351,632,048	$603,015,009	$272,431,884
Distributions in excess of net investment income	(408,750)	(572,822)	(208,946)	(351,470)	(108,553)
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	2,315,812	4,443,213	2,066,525	3,313,105	1,286,945
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	32,314,198	76,264,185	38,679,991	79,928,813	34,235,874

Net Assets	$365,354,243	$755,529,485	$392,169,618	$685,905,457	$307,846,150

Net Asset Value
Institutional:
Net assets	$54,174,660	$64,939,149	$38,808,896	$57,873,765	$26,225,717

Shares outstanding[2]	4,728,442	5,549,530	3,271,876	4,821,114	2,164,416

Net asset value	$11.46	$11.70	$11.86	$12.00	$12.12

Investor A:
Net assets	$33,216,655	$73,594,201	$62,963,980	$86,152,082	$54,296,863

Shares outstanding[2]	2,900,794	6,298,093	5,312,786	7,179,609	4,488,917

Net asset value	$11.45	$11.69	$11.85	$12.00	$12.10

Class K:
Net assets	$277,962,928	$616,996,135	$290,396,742	$541,879,610	$227,323,570

Shares outstanding[2]	24,271,920	52,738,460	24,477,354	45,184,678	18,775,700

Net asset value	$11.45	$11.70	$11.86	$11.99	$12.11

[1] Cost — from the applicable LifePath Index Master Portfolio	$333,150,845	$679,382,290	$353,508,475	$606,084,701	$273,611,937
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2014 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$435,356,612	$165,459,860	$160,946,296	$39,477,821
Capital shares sold receivable	1,085,792	813,363	543,522	216,888
Receivable from administrator	10,841	7,992	8,681	7,016
Prepaid expenses	47,281	37,718	42,034	34,679

Total assets	436,500,526	166,318,933	161,540,533	39,736,404

Liabilities
Contributions payable to the LifePath Index Master Portfolio	902,236	779,375	404,317	160,341
Capital shares redeemed payable	183,556	33,988	139,205	56,547
Income dividends payable	42,780	—	444	—
Capital gain distributions payable	24,564	—	184	—
Transfer agent fees payable	7,573	3,614	3,574	245
Professional fees payable	16,688	16,801	17,012	17,258
Printing fees payable	7,202	702	715	2,670
Registration fees payable	10,189	1,763	2,509	555
Service fees payable	9,034	4,552	3,527	1,253
Trustees’ fees payable	97	—	—	—
Other accrued expenses payable	3,873	2,020	1,946	1,226

Total liabilities	1,207,792	842,815	573,433	240,095

Net Assets	$435,292,734	$165,476,118	$160,967,100	$39,496,309

Net Assets Consist of
Paid-in capital	$378,485,322	$146,361,518	$141,919,538	$35,133,684
Distributions in excess of net investment income	(142,721)	(31,235)	(18,511)	(800)
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	1,787,131	577,713	546,254	(693,517)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	55,163,002	18,568,122	18,519,819	5,056,942

Net Assets	$435,292,734	$165,476,118	$160,967,100	$39,496,309

Net Asset Value
Institutional:
Net assets	$38,964,450	$17,562,120	$16,356,511	$4,307,646

Shares outstanding[2]	3,178,906	1,418,851	1,305,157	338,742

Net asset value	$12.26	$12.38	$12.53	$12.72

Investor A:
Net assets	$44,815,432	$22,548,373	$17,563,438	$6,280,741

Shares outstanding[2]	3,660,336	1,824,193	1,403,605	494,469

Net asset value	$12.24	$12.36	$12.51	$12.70

Class K:
Net assets	$351,512,852	$125,365,625	$127,047,151	$28,907,922

Shares outstanding[2]	28,682,041	10,123,327	10,138,583	2,273,287

Net asset value	$12.26	$12.38	$12.53	$12.72

[1] Cost — from the applicable LifePath Index Master Portfolio	$380,193,610	$146,891,738	$142,426,477	$34,420,879
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	17

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2014 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$1,933,766	$5,120,162	$2,955,254	$5,865,245	$2,776,945
Securities lending — affiliated — net	8,286	10,713	15,135	9,283	13,412
Income — affiliated	537	1,256	860	1,404	772
Interest — affiliated	1,663,105	2,692,640	1,111,414	1,642,047	574,762
Expenses	(232,230)	(457,521)	(226,203)	(407,034)	(177,818)
Fees waived	34,313	52,405	33,435	47,449	29,648

Total income	3,407,777	7,419,655	3,889,895	7,158,394	3,217,721

Portfolio Expenses
Administration	51,023	102,632	50,778	90,289	38,760
Registration	40,790	57,251	36,269	55,221	33,816
Service — Investor A	37,461	82,994	68,326	89,498	57,247
Transfer agent — Institutional	13,734	14,891	8,430	11,514	4,299
Transfer agent — Investor A	8,358	18,924	15,475	18,142	12,216
Transfer agent — Class K	24,884	18,154	10,375	18,360	9,927
Professional	16,362	15,859	20,527	15,790	15,699
Printing	8,884	20,508	11,522	16,645	8,579
Independent Trustees	119	160	42	153	35
Miscellaneous	3,923	3,652	3,651	3,651	3,651
Recoupment of past waived fees — class specific	1,805	3,246	3,561	3,725	2,064

Total expenses	207,343	338,271	228,956	322,988	186,293
Less administration fees waived	(51,023)	(102,632)	(50,778)	(90,289)	(38,760)
Less transfer agent fees waived — Institutional	—	—	(12)	—	(9)
Less transfer agent fees waived — Investor A	(40)	(2)	(20)	(2)	(29)
Less transfer agent fees waived — Class K	(587)	(796)	(192)	(965)	(232)
Less transfer agent fees reimbursed — Institutional	(3,420)	(4,108)	(2,074)	(2,896)	(812)
Less transfer agent fees reimbursed — Investor A	(1,636)	(4,226)	(4,124)	(3,326)	(2,762)
Less transfer agent fees reimbursed — Class K	(24,296)	(17,358)	(10,181)	(17,394)	(9,694)
Less fees reimbursed by administrator .	(70,052)	(97,401)	(71,985)	(91,433)	(61,755)

Total expenses after fees waived and/or reimbursed	56,289	111,748	89,590	116,683	72,240

Net investment income	3,351,488	7,307,907	3,800,305	7,041,711	3,145,481

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	3,561,248	7,242,956	3,487,246	6,340,413	2,589,643
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	9,884,568	23,088,047	12,848,464	23,756,691	11,277,608

Total realized and unrealized gain	13,445,816	30,331,003	16,335,710	30,097,104	13,867,251

Net Increase in Net Assets Resulting from Operations	$16,797,304	$37,638,910	$20,136,015	$37,138,815	$17,012,732

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2014 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$4,332,036	$1,660,202	$1,720,043	$446,476
Securities lending — affiliated — net	5,185	8,678	9,550	3,270
Income — affiliated	892	438	444	126
Interest — affiliated	675,395	194,534	127,538	15,478
Expenses	(262,015)	(100,806)	(98,724)	(37,560)
Fees waived	36,740	25,039	25,249	21,138

Total income	4,788,233	1,788,085	1,784,100	448,928

Portfolio Expenses
Administration	56,575	20,178	19,638	4,640
Registration	46,990	29,744	33,120	24,939
Service — Investor A	46,671	23,640	17,742	6,613
Transfer agent — Institutional	6,551	1,920	3,395	951
Transfer agent — Investor A	9,675	5,385	4,233	1,658
Transfer agent — Class K	18,001	10,191	16,915	6,939
Professional	15,790	15,630	15,630	16,356
Printing	9,846	2,262	2,055	41
Independent Trustees	133	7	7	—
Miscellaneous	3,651	3,649	3,651	3,650
Recoupment of past waived fees — class specific	2,652	815	740	—

Total expenses	216,535	113,421	117,126	65,787
Less administration fees waived	(56,575)	(20,178)	(19,638)	(4,640)
Less transfer agent fees waived — Institutional	—	(9)	(10)	(31)
Less transfer agent fees waived — Investor A	(3)	(29)	(49)	(26)
Less transfer agent fees waived — Class K	(1,013)	(263)	(944)	(206)
Less transfer agent fees reimbursed — Institutional	(1,028)	(114)	(762)	(384)
Less transfer agent fees reimbursed — Investor A	(1,862)	(1,223)	(1,089)	(411)
Less transfer agent fees reimbursed — Class K	(16,987)	(9,927)	(15,969)	(6,733)
Less fees reimbursed by administrator	(76,384)	(51,268)	(54,437)	(44,962)

Total expenses after fees waived and/or reimbursed	62,683	30,410	24,228	8,394

Net investment income	4,725,550	1,757,675	1,759,872	440,534

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	3,799,162	1,200,113	1,087,986	223,427
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	16,712,646	6,652,315	6,718,230	1,676,442

Total realized and unrealized gain	20,511,808	7,852,428	7,806,216	1,899,869

Net Increase in Net Assets Resulting from Operations	$25,237,358	$9,610,103	$9,566,088	$2,340,403

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,351,488	$4,801,312	$7,307,907	$9,966,194
Net realized gain	3,561,248	1,607,897	7,242,956	3,827,927
Net change in unrealized appreciation/depreciation	9,884,568	14,093,568	23,088,047	38,379,432

Net increase in net assets resulting from operations	16,797,304	20,502,777	37,638,910	52,173,553

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(475,384)	(591,166)[1]	(620,959)	(709,518)[1]
Investor A	(261,129)	(288,108)[1]	(613,922)	(814,616)[1]
Class K	(2,575,545)	(4,229,020)[1]	(5,958,200)	(8,956,056)[1]
Net realized gain:
Institutional	(163,814)	(186,385)[1]	(214,499)	(242,768)[1]
Investor A	(100,515)	(121,148)[1]	(243,518)	(343,083)[1]
Class K	(839,680)	(1,188,064)[1]	(2,036,074)	(2,917,112)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(4,416,067)	(6,603,891)	(9,687,172)	(13,983,153)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	31,501,868	105,714,712	111,692,354	290,809,095

Net Assets
Total increase in net assets	43,883,105	119,613,598	139,644,092	328,999,495
Beginning of period	321,471,138	201,857,540	615,885,393	286,885,898

End of period	$365,354,243	$321,471,138	$755,529,485	$615,885,393

Distributions in excess of net investment income, end of period	$(408,750)	$(448,180)	$(572,822)	$(687,648)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,800,305	$4,397,838	$7,041,711	$9,460,778
Net realized gain	3,487,246	1,990,873	6,340,413	4,334,854
Net change in unrealized appreciation/depreciation	12,848,464	19,108,674	23,756,691	43,158,499

Net increase in net assets resulting from operations	20,136,015	25,497,385	37,138,815	56,954,131

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(376,809)	(345,320)[1]	(583,694)	(608,036)[1]
Investor A	(543,478)	(606,228)[1]	(765,216)	(958,624)[1]
Class K	(2,819,749)	(3,644,059)[1]	(5,560,538)	(8,262,758)[1]
Net realized gain:
Institutional	(121,436)	(144,825)[1]	(217,979)	(259,759)[1]
Investor A	(197,328)	(320,906)[1]	(325,065)	(487,570)[1]
Class K	(905,452)	(1,410,399)[1]	(2,039,446)	(3,413,491)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(4,964,252)	(6,471,737)	(9,491,938)	(13,990,238)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	98,389,925	137,165,472	129,913,438	279,465,769

Net Assets
Total increase in net assets	113,561,688	156,191,120	157,560,315	322,429,662
Beginning of period	278,607,930	122,416,810	528,345,142	205,915,480

End of period	$392,169,618	$278,607,930	$685,905,457	$528,345,142

Distributions in excess of net investment income, end of period	$(208,946)	$(269,215)	$(351,470)	$(483,733)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	21

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,145,481	$3,634,141	$4,725,550	$6,226,878
Net realized gain	2,589,643	1,823,947	3,799,162	2,945,488
Net change in unrealized appreciation/depreciation	11,277,608	17,701,984	16,712,646	31,072,917

Net increase in net assets resulting from operations	17,012,732	23,160,072	25,237,358	40,245,283

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(265,975)	(181,196)[1]	(406,027)	(378,244)[1]
Investor A	(505,889)	(582,811)[1]	(427,343)	(517,339)[1]
Class K	(2,318,909)	(2,990,310)[1]	(3,803,041)	(5,513,352)[1]
Net realized gain:
Institutional	(89,131)	(93,322)[1]	(151,522)	(175,307)[1]
Investor A	(187,109)	(332,522)[1]	(174,789)	(283,194)[1]
Class K	(779,287)	(1,376,315)[1]	(1,364,887)	(2,438,058)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(4,146,300)	(5,556,476)	(6,327,609)	(9,305,494)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	87,813,604	107,834,467	89,812,582	188,037,183

Net Assets
Total increase in net assets	100,680,036	125,438,063	108,722,331	218,976,972
Beginning of period	207,166,114	81,728,051	326,570,403	107,593,431

End of period	$307,846,150	$207,166,114	$435,292,734	$326,570,403

Distributions in excess of net investment income, end of period	$(108,553)	$(163,261)	$(142,721)	$(231,860)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,757,675	$1,894,505	$1,759,872	$1,910,442
Net realized gain	1,200,113	877,526	1,087,986	759,303
Net change in unrealized appreciation/depreciation	6,652,315	9,779,105	6,718,230	10,062,728

Net increase in net assets resulting from operations	9,610,103	12,551,136	9,566,088	12,732,473

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(175,072)	(63,879)[1]	(174,921)	(140,616)[1]
Investor A	(216,858)	(259,142)[1]	(169,708)	(184,926)[1]
Class K	(1,340,409)	(1,612,901)[1]	(1,391,462)	(1,617,186)[1]
Net realized gain:
Institutional	(53,136)	(34,121)[1]	(49,889)	(54,352)[1]
Investor A	(68,585)	(139,081)[1]	(53,491)	(83,209)[1]
Class K	(378,335)	(709,566)[1]	(384,901)	(582,607)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(2,232,395)	(2,818,690)	(2,224,372)	(2,662,896)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	53,539,148	61,684,078	49,911,431	67,640,283

Net Assets
Total increase in net assets	60,916,856	71,416,524	57,253,147	77,709,860
Beginning of period	104,559,262	33,142,738	103,713,953	26,004,093

End of period	$165,476,118	$104,559,262	$160,967,100	$103,713,953

Distributions in excess of net investment income, end of period	$(31,235)	$(56,571)	$(18,511)	$(42,292)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	23

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$440,534	$428,074
Net realized gain	223,427	135,948
Net change in unrealized appreciation/depreciation	1,676,442	2,276,006

Net increase in net assets resulting from operations	2,340,403	2,840,028

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(41,456)	(14,616)[1]
Investor A	(64,514)	(75,486)[1]
Class K	(329,293)	(342,853)[1]
Net realized gain:
Institutional	(7,761)	—
Investor A	(11,333)	—
Class K	(51,825)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(506,182)	(432,955)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,724,473	16,670,913

Net Assets
Total increase in net assets	15,558,694	19,077,986
Beginning of period	23,937,615	4,859,629

End of period	$39,496,309	$23,937,615

Distributions in excess of net investment income, end of period	$(800)	$(6,071)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$10.49	$9.77	$10.00

Net investment income[2]	0.11		0.18	0.21	0.16
Net realized and unrealized gain (loss)	0.44		0.62	0.68	(0.22)

Net increase (decrease) from investment operations	0.55		0.80	0.89	(0.06)

Dividends and distributions from:
Net investment income	(0.11)		(0.19)[3]	(0.15)[3]	(0.16)[3]
Net realized gain	(0.03)		(0.05)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.14)		(0.24)	(0.17)	(0.17)

Net asset value, end of period	$11.46		$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	4.99%	[5]	7.68%	9.16%	(0.61)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.25%	[9]	0.26%	0.38%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.18%	0.16%	0.18%	[9]

Net investment income[7,8]	1.96%	[9]	1.70%	2.00%	2.84%	[9]

Supplemental Data
Net assets, end of period (000)	$54,175		$39,793	$20,223	$24

Portfolio turnover of the LifePath Index Master Portfolio	8%	[11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.06%, and 3.37% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$10.49	$9.77	$10.00

Net investment income[2]	0.10		0.16	0.18	0.15
Net realized and unrealized gain (loss)	0.42		0.62	0.69	(0.23)

Net increase (decrease) from investment operations	0.52		0.78	0.87	(0.08)

Dividends and distributions from:
Net investment income	(0.09)		(0.17)[3]	(0.13)[3]	(0.14)[3]
Net realized gain	(0.03)		(0.05)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.12)		(0.22)	(0.15)	(0.15)

Net asset value, end of period	$11.45		$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	4.78%	[5]	7.44%	8.88%	(0.76)%[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.50%	[9]	0.51%	0.81%	7.06% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.42%	[9]	0.43%	0.41%	0.43% [9]

Net investment income[7,8]	1.71%	[9]	1.45%	1.71%	2.58% [9]

Supplemental Data
Net assets, end of period (000)	$33,217		$28,215	$7,967	$24

Portfolio turnover of the LifePath Index Master Portfolio	8%	[11]	18% [11]	1% [12]	1% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.13%, and 3.37% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$10.49	$9.77	$10.00

Net investment income[2]	0.11		0.19	0.21	0.16
Net realized and unrealized gain (loss)	0.43		0.61	0.69	(0.22)

Net increase (decrease) from investment operations	0.54		0.80	0.90	(0.06)

Dividends and distributions from:
Net investment income	(0.11)		(0.19)[3]	(0.16)[3]	(0.16)[3]
Net realized gain	(0.03)		(0.05)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.14)		(0.24)	(0.18)	(0.17)

Net asset value, end of period	$11.45		$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	4.92%	[5]	7.72%	9.17%	(0.59)%[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.21%	[9]	0.22%	0.28%	6.71% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.12%	[9]	0.14%	0.15%	0.15% [9]

Net investment income[7,8]	2.00%	[9]	1.74%	2.02%	2.87% [9]

Supplemental Data
Net assets, end of period (000)	$277,963		$253,463	$173,667	$1,905

Portfolio turnover of the LifePath Index Master Portfolio	8%	[11]	18% [11]	1% [12]	1% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.04%, and 3.38% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.25		$10.36	$9.48	$10.00

Net investment income[2]	0.12		0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.48		0.94	0.85	(0.53)

Net increase (decrease) from investment operations	0.60		1.16	1.07	(0.38)

Dividends and distributions from:
Net investment income	(0.11)		(0.21)[3]	(0.16)[3]	(0.13)[3]
Net realized gain	(0.04)		(0.06)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.15)		(0.27)	(0.19)	(0.14)

Net asset value, end of period	$11.70		$11.25	$10.36	$9.48

Total Investment Return[4]
Based on net asset value	5.38%	[5]	11.32%	11.35%	(3.72)%[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	[9]	0.26%	0.36%	6.91% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.18%	0.17%	0.20% [9]

Net investment income[7,8]	2.13%	[9]	1.98%	2.14%	2.66% [9]

Supplemental Data
Net assets, end of period (000)	$64,939		$42,447	$19,786	$24

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	1% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.06%, and 3.48% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.23		$10.35	$9.48	$10.00

Net investment income[2]	0.11		0.19	0.19	0.13
Net realized and unrealized gain (loss)	0.49		0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.60		1.13	1.04	(0.39)

Dividends and distributions from:
Net investment income	(0.10)		(0.19)[3]	(0.14)[3]	(0.12)[3]
Net realized gain	(0.04)		(0.06)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.14)		(0.25)	(0.17)	(0.13)

Net asset value, end of period	$11.69		$11.23	$10.35	$9.48

Total Investment Return[4]
Based on net asset value	5.36%	[5]	10.99%	10.98%	(3.87)%[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.49%	[9]	0.51%	0.68%	7.16% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.42%	[9]	0.44%	0.42%	0.46% [9]

Net investment income[7,8]	1.87%	[9]	1.75%	1.85%	2.42% [9]

Supplemental Data
Net assets, end of period (000)	$73,594		$61,996	$17,944	$24

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	1% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.06%, and 3.48% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.25		$10.36	$9.48	$10.00

Net investment income[2]	0.12		0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.49		0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.61		1.16	1.07	(0.37)

Dividends and distributions from:
Net investment income	(0.12)		(0.21)[3]	(0.16)[3]	(0.14)[3]
Net realized gain	(0.04)		(0.06)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.27)	(0.19)	(0.15)

Net asset value, end of period	$11.70		$11.25	$10.36	$9.48

Total Investment Return[4]
Based on net asset value	5.40%	[5]	11.36%	11.36%	(3.71)%	[5]

Ratios to Average Net Assets[6]
Total expenses7.8	0.18%	[9]	0.21%	0.28%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.12%	[9]	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.17%	[9]	2.00%	2.20%	2.70%	[9]

Supplemental Data
Net assets, end of period (000)	$616,996		$511,443	$249,157	$1,848

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.04%, and 3.48% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.37		$10.30	$9.35	$10.00

Net investment income[2]	0.13		0.25	0.23	0.14
Net realized and unrealized gain (loss)	0.52		1.12	0.92	(0.65)

Net increase (decrease) from investment operations	0.65		1.37	1.15	(0.51)

Dividends and distributions from:
Net investment income	(0.12)		(0.22)[3]	(0.16)[3]	(0.13)[3]
Net realized gain	(0.04)		(0.08)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.30)	(0.20)	(0.14)

Net asset value, end of period	$11.86		$11.37	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	5.70%	[5]	13.46%	12.34%	(5.12)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.25%	[9]	0.27%	0.51%	6.97%	9.10

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.17%	0.18%	0.21%	[9]

Net investment income[7,8]	2.25%	[9]	2.25%	2.26%	2.55%	[9]

Supplemental Data
Net assets, end of period (000)	$38,809		$21,097	$4,844	$23

Portfolio turnover of the LifePath Index Master Portfolio	4%	[11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.12% and 3.53% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03%, and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.36		$10.30	$9.35	$10.00

Net investment income[2]	0.11		0.23	0.22	0.13
Net realized and unrealized gain (loss)	0.53		1.11	0.91	(0.66)

Net increase (decrease) from investment operations	0.64		1.34	1.13	(0.53)

Dividends and distributions from:
Net investment income	(0.11)		(0.20)[3]	(0.14)[3]	(0.11)[3]
Net realized gain	(0.04)		(0.08)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.15)		(0.28)	(0.18)	(0.12)

Net asset value, end of period	$11.85		$11.36	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	5.59%	[5]	13.13%	12.12%	(5.26)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.50%	[9]	0.52%	0.85%	7.22%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	[9]	0.43%	0.44%	0.46%	[9]

Net investment income[7,8]	1.99%	[9]	2.04%	2.21%	2.30%	[9]

Supplemental Data
Net assets, end of period (000)	$62,964		$49,232	$3,918	$23

Portfolio turnover of the LifePath Index Master Portfolio	4%	[11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.13% and 3.53% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03%, and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.37		$10.30	$9.35	$10.00

Net investment income[2]	0.13		0.24	0.23	0.14
Net realized and unrealized gain (loss)	0.52		1.14	0.92	(0.65)

Net increase (decrease) from investment operations	0.65		1.38	1.15	(0.51)

Dividends and distributions from:
Net investment income	(0.12)		(0.23)[3]	(0.16)[3]	(0.13)[3]
Net realized gain	(0.04)		(0.08)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.31)	(0.20)	(0.14)

Net asset value, end of period	$11.86		$11.37	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	5.72%	[5]	13.48%	12.34%	(5.10)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.19%	[9]	0.23%	0.37%	6.87%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	[9]	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.30%	[9]	2.16%	2.26%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$290,397		$208,280	$113,655	$1,823

Portfolio turnover of the LifePath Index Master Portfolio	4%	[11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.07% and 3.53% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.49		$10.26	$9.24	$10.00

Net investment income[2]	0.14		0.25	0.23	0.13
Net realized and unrealized gain (loss)	0.55		1.31	1.00	(0.76)

Net increase (decrease) from investment operations	0.69		1.56	1.23	(0.63)

Dividends and distributions from:
Net investment income	(0.13)		(0.24)[3]	(0.17)[3]	(0.12)[3]
Net realized gain	(0.05)		(0.09)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.18)		(0.33)	(0.21)	(0.13)

Net asset value, end of period	$12.00		$11.49	$10.26	$9.24

Total Investment Return[4]
Based on net asset value	5.95%	[5]	15.34%	13.38%	(6.30)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	[9]	0.27%	0.41%	7.04%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.19%	0.18%	0.22%	[9]

Net investment income[7,8]	2.36%	[9]	2.30%	2.27%	2.47%	[9]

Supplemental Data
Net assets, end of period (000)	$57,874		$32,538	$16,158	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.07% and 3.57% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04%, and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.49		$10.26	$9.24	$10.00

Net investment income[2]	0.12		0.23	0.20	0.12
Net realized and unrealized gain (loss)	0.55		1.30	1.01	(0.77)

Net increase (decrease) from investment operations	0.67		1.53	1.21	(0.65)

Dividends and distributions from:
Net investment income	(0.11)		(0.21)[3]	(0.15)[3]	(0.10)[3]
Net realized gain	(0.05)		(0.09)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.30)	(0.19)	(0.11)

Net asset value, end of period	$12.00		$11.49	$10.26	$9.24

Total Investment Return[4]
Based on net asset value	5.84%	[5]	15.09%	13.11%	(6.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.49%	[9]	0.52%	0.72%	7.29%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.42%	[9]	0.45%	0.44%	0.47%	[9]

Net investment income[7,8]	2.10%	[9]	2.10%	1.99%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$86,152		$62,487	$13,908	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.09% and 3.57% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04%, and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.48		$10.25	$9.24	$10.00

Net investment income[2]	0.14		0.26	0.24	0.14
Net realized and unrealized gain (loss)	0.55		1.30	0.98	(0.77)

Net increase (decrease) from investment operations	0.69		1.56	1.22	(0.63)

Dividends and distributions from:
Net investment income	(0.13)		(0.24)[3]	(0.17)[3]	(0.12)[3]
Net realized gain	(0.05)		(0.09)[3]	(0.04)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.18)		(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.99		$11.48	$10.25	$9.24

Total Investment Return[4]
Based on net asset value	5.98%	[5]	15.40%	13.28%	(6.28)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.19%	[9]	0.22%	0.31%	6.94%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.12%	[9]	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.37%	[9]	2.32%	2.37%	2.50%	[9]

Supplemental Data
Net assets, end of period (000)	$541,880		$433,320	$175,849	$1,802

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.05% and 3.57% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04%, and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.57		$10.21	$9.14	$10.00

Net investment income[2]	0.14		0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.58		1.43	1.04	(0.87)

Net increase (decrease) from investment operations	0.72		1.72	1.29	(0.74)

Dividends and distributions from:
Net investment income	(0.13)		(0.25)[3]	(0.17)[3]	(0.11)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.05)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.17)		(0.36)	(0.22)	(0.12)

Net asset value, end of period	$12.12		$11.57	$10.21	$9.14

Total Investment Return[4]
Based on net asset value	6.25%	[5]	16.98%	14.16%	(7.37)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	[9]	0.28%	0.86%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.18%	0.20%	0.23%	[9]

Net investment income[7,8]	2.45%	[9]	2.59%	2.52%	2.40%	[9]

Supplemental Data
Net assets, end of period (000)	$26,226		$10,605	$1,835	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.21%, and 3.61% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.56		$10.20	$9.14	$10.00

Net investment income[2]	0.13		0.25	0.26	0.12
Net realized and unrealized gain (loss)	0.57		1.45	1.00	(0.87)

Net increase (decrease) from investment operations	0.70		1.70	1.26	(0.75)

Dividends and distributions from:
Net investment income	(0.12)		(0.23)[3]	(0.15)[3]	(0.10)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.05)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.34)	(0.20)	(0.11)

Net asset value, end of period	$12.10		$11.56	$10.20	$9.14

Total Investment Return[4]
Based on net asset value	6.05%	[5]	16.74%	13.83%	(7.52)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.50%	[9]	0.54%	0.89%	7.47%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	[9]	0.44%	0.45%	0.48%	[9]

Net investment income[7,8]	2.19%	[9]	2.29%	2.59%	2.14%	[9]

Supplemental Data
Net assets, end of period (000)	$54,297		$38,107	$3,798	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.09%, and 3.61% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.56		$10.20	$9.14	$10.00

Net investment income[2]	0.15		0.27	0.24	0.13
Net realized and unrealized gain (loss)	0.57		1.45	1.04	(0.87)

Net increase (decrease) from investment operations	0.72		1.72	1.28	(0.74)

Dividends and distributions from:
Net investment income	(0.13)		(0.25)[3]	(0.17)[3]	(0.11)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.05)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.17)		(0.36)	(0.22)	(0.12)

Net asset value, end of period	$12.11		$11.56	$10.20	$9.14

Total Investment Return[4]
Based on net asset value	6.27%	[5]	17.02%	14.07%	(7.35)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.20%	[9]	0.25%	0.48%	7.02%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	[9]	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.49%	[9]	2.44%	2.43%	2.43%	[9]

Supplemental Data
Net assets, end of period (000)	$227,324		$158,455	$76,095	$1,782

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.10%, and 3.61% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.69		$10.18	$9.04	$10.00

Net investment income[2]	0.15		0.28	0.23	0.13
Net realized and unrealized gain (loss)	0.61		1.60	1.12	(0.98)

Net increase (decrease) from investment operations	0.76		1.88	1.35	(0.85)

Dividends and distributions from:
Net investment income	(0.14)		(0.26)[3]	(0.18)[3]	(0.10)[3]
Net realized gain	(0.05)		(0.11)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.19)		(0.37)	(0.21)	(0.11)

Net asset value, end of period	$12.26		$11.69	$10.18	$9.04

Total Investment Return[4]
Based on net asset value	6.47%	[5]	18.61%	15.01%	(8.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	[9]	0.29%	0.53%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.17%	[9]	0.20%	0.19%	0.23%	[9]

Net investment income[7,8]	2.54%	[9]	2.55%	2.36%	2.34%	[9]

Supplemental Data
Net assets, end of period (000)	$38,964		$19,346	$9,554	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.11%, and 3.65% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.68		$10.17	$9.04	$10.00

Net investment income[2]	0.13		0.27	0.21	0.11
Net realized and unrealized gain (loss)	0.60		1.58	1.11	(0.97)

Net increase (decrease) from investment operations	0.73		1.85	1.32	(0.86)

Dividends and distributions from:
Net investment income	(0.12)		(0.23)[3]	(0.16)[3]	(0.09)[3]
Net realized gain	(0.05)		(0.11)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.17)		(0.34)	(0.19)	(0.10)

Net asset value, end of period	$12.24		$11.68	$10.17	$9.04

Total Investment Return[4]
Based on net asset value	6.28%	[5]	18.38%	14.63%	(8.58)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.50%	[9]	0.53%	0.85%	7.42%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.42%	[9]	0.45%	0.45%	0.48%	[9]

Net investment income[7,8]	2.26%	[9]	2.39%	2.13%	2.08%	[9]

Supplemental Data
Net assets, end of period (000)	$44,815		$31,753	$7,563	$23

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.14%, and 3.65% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.69		$10.18	$9.04	$10.00

Net investment income[2]	0.15		0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.61		1.59	1.10	(0.97)

Net increase (decrease) from investment operations	0.76		1.88	1.35	(0.84)

Dividends and distributions from:
Net investment income	(0.14)		(0.26)[3]	(0.18)[3]	(0.11)[3]
Net realized gain	(0.05)		(0.11)[3]	(0.03)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.19)		(0.37)	(0.21)	(0.12)

Net asset value, end of period	$12.26		$11.69	$10.18	$9.04

Total Investment Return[4]
Based on net asset value	6.49%	[5]	18.66%	15.03%	(8.42)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.20%	[9]	0.24%	0.39%	7.06%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.12%	[9]	0.15%	0.18%	0.20%	[9]

Net investment income[7,8]	2.53%	[9]	2.58%	2.52%	2.36%	[9]

Supplemental Data
Net assets, end of period (000)	$351,513		$275,471	$90,476	$1,763

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.07%, and 3.65% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.78		$10.13	$8.94	$10.00

Net investment income[2]	0.16		0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.62		1.69	1.13	(1.07)

Net increase (decrease) from investment operations	0.78		2.03	1.39	(0.95)

Dividends and distributions from:
Net investment income	(0.14)		(0.27)[3]	(0.18)[3]	(0.10)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.18)		(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.38		$11.78	$10.13	$8.94

Total Investment Return[4]
Based on net asset value	6.61%	[5]	20.18%	15.58%	(9.51)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	[9]	0.35%	1.35%	7.23%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.20%	0.22%	0.24%	[9]

Net investment income[7,8]	2.78%	[9]	3.01%	2.64%	2.26%	[9]

Supplemental Data
Net assets, end of period (000)	$17,562		$4,117	$532	$22

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.05%, 0.36%, and 3.69% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.77		$10.12	$8.94	$10.00

Net investment income[2]	0.14		0.29	0.27	0.11
Net realized and unrealized gain (loss)	0.61		1.72	1.09	(1.08)

Net increase (decrease) from investment operations	0.75		2.01	1.36	(0.97)

Dividends and distributions from:
Net investment income	(0.12)		(0.25)[3]	(0.16)[3]	(0.08)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.16)		(0.36)	(0.18)	(0.09)

Net asset value, end of period	$12.36		$11.77	$10.12	$8.94

Total Investment Return[4]
Based on net asset value	6.41%	[5]	19.96%	15.27%	(9.64)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.53%	[9]	0.58%	1.39%	7.48%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	[9]	0.44%	0.46%	0.49%	[9]

Net investment income[7,8]	2.33%	[9]	2.61%	2.75%	2.00%	[9]

Supplemental Data
Net assets, end of period (000)	$22,548		$16,428	$887	$22

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.06%, 0.25%, and 3.69% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.79		$10.13	$8.94	$10.00

Net investment income[2]	0.16		0.30	0.26	0.12
Net realized and unrealized gain (loss)	0.61		1.74	1.13	(1.07)

Net increase (decrease) from investment operations	0.77		2.04	1.39	(0.95)

Dividends and distributions from:
Net investment income	(0.14)		(0.27)[3]	(0.18)[3]	(0.10)[3]
Net realized gain	(0.04)		(0.11)[3]	(0.02)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.18)		(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.38		$11.79	$10.13	$8.94

Total Investment Return[4]
Based on net asset value	6.54%	[5]	20.32%	15.61%	(9.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	[9]	0.31%	0.89%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	[9]	0.15%	0.18%	0.21%	[9]

Net investment income[7,8]	2.65%	[9]	2.73%	2.60%	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$125,366		$84,015	$31,724	$1,744

Portfolio turnover of the LifePath Index Master Portfolio	3%	[11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.06%, 0.24%, and 3.69% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.91		$10.11	$8.86	$10.00

Net investment income[2]	0.16		0.34	0.24	0.12
Net realized and unrealized gain (loss)	0.64		1.82	1.21	(1.16)

Net increase (decrease) from investment operations	0.80		2.16	1.45	(1.04)

Dividends and distributions from:
Net investment income	(0.14)		(0.27)[3]	(0.19)[3]	(0.09)[3]
Net realized gain	(0.04)		(0.09)[3]	(0.01)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.18)		(0.36)	(0.20)	(0.10)

Net asset value, end of period	$12.53		$11.91	$10.11	$8.86

Total Investment Return[4]
Based on net asset value	6.76%	[5]	21.56%	16.35%	(10.36)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.29%	[9]	0.34%	1.55%	7.27%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.20%	0.21%	0.24%	[9]

Net investment income[7,8]	2.74%	[9]	3.03%	2.44%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$16,357		$7,679	$1,573	$22

Portfolio turnover of the LifePath Index Master Portfolio	2%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.06%, 0.47%, and 3.71% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.06%, 0.05% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.89		$10.10	$8.86	$10.00

Net investment income[2]	0.15		0.32	0.28	0.10
Net realized and unrealized gain (loss)	0.64		1.81	1.14	(1.15)

Net increase (decrease) from investment operations	0.79		2.13	1.42	(1.05)

Dividends and distributions from:
Net investment income	(0.13)		(0.25)[3]	(0.17)[3]	(0.08)[3]
Net realized gain	(0.04)		(0.09)[3]	(0.01)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.17)		(0.34)	(0.18)	(0.09)

Net asset value, end of period	$12.51		$11.89	$10.10	$8.86

Total Investment Return[4]
Based on net asset value	6.65%	[5]	21.25%	16.00%	(10.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.54%	[9]	0.59%	1.33%	7.69%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	[9]	0.45%	0.47%	0.49%	[9]

Net investment income[7,8]	2.42%	[9]	2.85%	2.86%	1.97%	[9]

Supplemental Data
Net assets, end of period (000)	$17,563		$12,103	$1,090	$25

Portfolio turnover of the LifePath Index Master Portfolio	2%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.06%, 0.22%, and 3.71% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.06%, 0.05% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.91		$10.11	$8.86	$10.00

Net investment income[2]	0.16		0.32	0.26	0.12
Net realized and unrealized gain (loss)	0.65		1.85	1.19	(1.16)

Net increase (decrease) from investment operations	0.81		2.17	1.45	(1.04)

Dividends and distributions from:
Net investment income	(0.15)		(0.28)[3]	(0.19)[3]	(0.09)[3]
Net realized gain	(0.04)		(0.09)[3]	(0.01)[3]	—
Return of capital	—		—	—	(0.01)[3]

Total dividends and distributions	(0.19)		(0.37)	(0.20)	(0.10)

Net asset value, end of period	$12.53		$11.91	$10.11	$8.86

Total Investment Return[4]
Based on net asset value	6.78%	[5]	21.61%	16.37%	(10.34)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	[9]	0.33%	0.99%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	[9]	0.15%	0.19%	0.21%	[9]

Net investment income[7,8]	2.72%	[9]	2.88%	2.67%	2.25%	[9]

Supplemental Data
Net assets, end of period (000)	$127,047		$83,933	$23,342	$1,727

Portfolio turnover of the LifePath Index Master Portfolio	2%	[11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.04%, 0.06%, 0.27%, and 3.71% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.06%, 0.05% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.05		$10.05	$8.80	$10.00

Net investment income[2]	0.27		0.37	0.24	0.12
Net realized and unrealized gain (loss)	0.57		1.91	1.23	(1.22)

Net increase (decrease) from investment operations	0.84		2.28	1.47	(1.10)

Dividends and distributions from:
Net investment income	(0.15)		(0.28)[3]	(0.22)[3]	(0.09)[3]
Net realized gain	(0.02)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.17)		(0.28)	(0.22)	(0.10)

Net asset value, end of period	$12.72		$12.05	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	7.03%	[6]	22.91%	16.78%	(10.98)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.50%	[10]	0.75%	4.43%	7.32%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.16%	[10]	0.20%	0.24%	0.24%	[10]

Net investment income[8,9]	3.51%	[10]	3.25%	2.46%	2.21%	[10]

Supplemental Data
Net assets, end of period (000)	$4,308		$896	$25	$22

Portfolio turnover of the LifePath Index Master Portfolio	14%	[12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.13%, 0.26%, 1.36% and 3.73% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.04		$10.05	$8.80	$10.00

Net investment income[2]	0.15		0.33	0.25	0.10
Net realized and unrealized gain (loss)	0.67		1.92	1.20	(1.21)

Net increase (decrease) from investment operations	0.82		2.25	1.45	(1.11)

Dividends and distributions from:
Net investment income	(0.14)		(0.26)[3]	(0.20)[3]	(0.08)[3]
Net realized gain	(0.02)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.16)		(0.26)	(0.20)	(0.09)

Net asset value, end of period	$12.70		$12.04	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	6.83%	[6]	22.55%	16.55%	(11.11)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.74%	[10]	0.91%	3.98%	7.57%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.40%	[10]	0.44%	0.49%	0.49%	[10]

Net investment income[8,9]	2.52%	[10]	2.87%	2.60%	1.95%	[10]

Supplemental Data
Net assets, end of period (000)	$6,281		$4,696	$129	$22

Portfolio turnover of the LifePath Index Master Portfolio	14%	[12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.14%, 0.27%, 1.05% and 3.73% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
			2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.05		$10.05	$8.80	$10.00

Net investment income[2]	0.17		0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.67		1.95	1.21	(1.22)

Net increase (decrease) from investment operations	0.84		2.29	1.47	(1.10)

Dividends and distributions from:
Net investment income	(0.15)		(0.29)[3]	(0.22)[3]	(0.09)[3]
Net realized gain	(0.02)		—	—	—
Return of capital	—		—	(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.17)		(0.29)	(0.22)	(0.10)

Net asset value, end of period	$12.72		$12.05	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	7.05%	[6]	22.95%	16.83%	(10.96)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.49%	[10]	0.70%	3.71%	7.21%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.11%	[10]	0.15%	0.19%	0.21%	[10]

Net investment income[8,9]	2.86%	[10]	3.05%	2.71%	2.24%	[10]

Supplemental Data
Net assets, end of period (000)	$28,908		$18,345	$4,706	$1,716

Portfolio turnover of the LifePath Index Master Portfolio	14%	[12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.14%, 0.28%, 1.18% and 3.74% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	51

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. Each LifePath Index Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or a substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (100.0% for each of the LifePath Index Portfolios as of June 30, 2014).

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the LifePath Index Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Index Portfolio records its investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the applicable LifePath Index Master Portfolio. Valuation of securities held by the applicable LifePath Index Master Portfolio is discussed in Note 2 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Portfolios and other shared expenses pro rated to the LifePath Index Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Index Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide general administration services (other than investment advice and related portfolio activities). BAL is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio. The LifePath Index Portfolios do not pay an investment advisory fee or investment management fee.

52	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K until May 1, 2015. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares.

These amounts waived or reimbursed are included in fees reimbursed by administrator, and shown as transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2014, the amounts included in fees reimbursed by administrator were as follows:

LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
$29,352	$25,692	$16,379	$23,615	$13,268	$19,877	$11,264	$17,820	$7,528

If during a LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BAL or BlackRock Institutional Trust Company, N.A. (“BTC”), the LifePath Index Portfolios’ former administrator, are less than the expense limit for that share class, BAL or BTC is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL or BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BAL or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BAL or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BAL or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2014, BAL recouped the following Portfolio level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Portfolios:

BAL
LifePath Index Retirement Portfolio
Institutional	$1,100
Investor A	$705
LifePath Index 2020 Portfolio
Institutional	$2,062
Investor A	$1,184
LifePath Index 2025 Portfolio
Institutional	$1,668
Investor A	$1,893
LifePath Index 2030 Portfolio
Institutional	$2,161
Investor A	$1,564
LifePath Index 2035 Portfolio
Institutional	$936
Investor A	$1,128
LifePath Index 2040 Portfolio
Institutional	$1,724
Investor A	$928
LifePath Index 2045 Portfolio
Institutional	$362
Investor A	$453
LifePath Index 2050 Portfolio
Institutional	$401
Investor A	$339

BLACKROCK FUNDS III	JUNE 30, 2014	53

Notes to Financial Statements (continued)	BlackRock Funds III

On June 30, 2014, the Portfolio level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015	2016
	BAL	BTC	BAL	BAL
LifePath Index Retirement Portfolio
Portfolio level	$109,815	$63,411	$189,439	$121,075
Institutional	—	—	$1,843	$3,420
Investor A	—	—	$581	$1,676
Class K	$5,558	$162	$40,270	$24,883
LifePath Index 2020 Portfolio
Portfolio level	$134,993	$66,273	$292,083	$200,033
Institutional	—	—	$2,960	$4,108
Investor A	—	—	$3,248	$4,228
Class K	$9,239	$162	$33,436	$18,154
LifePath Index 2025 Portfolio
Portfolio level	$62,960	$58,004	$163,135	$122,763
Institutional	—	—	$736	$2,086
Investor A	—	—	$139	$4,144
Class K	$6,422	$159	$15,552	$10,373
LifePath Index 2030 Portfolio
Portfolio level	$109,790	$63,227	$250,300	$181,722
Institutional	—	—	$1,649	$2,896
Investor A	—	—	$3,694	$3,328
Class K	$8,398	$162	$31,715	$18,359
LifePath Index 2035 Portfolio
Portfolio level	$62,145	$57,339	$127,727	$100,515
Institutional	—	—	—	$821
Investor A	—	—	$1,336	$2,791
Class K	$6,472	$160	$15,043	$9,926
LifePath Index 2040 Portfolio
Portfolio level	$75,994	$59,087	$173,008	$132,959
Institutional	—	—	$733	$1,028
Investor A	—	—	$905	$1,865
Class K	$7,192	$155	$29,288	$18,000
LifePath Index 2045 Portfolio
Portfolio level	$49,596	$55,569	$90,363	$71,446
Institutional	—	—	—	$123
Investor A	—	—	$579	$1,252
Class K	$6,009	$160	$14,331	$10,190
LifePath Index 2050 Portfolio
Portfolio level	$48,051	$55,597	$88,935	$74,075
Institutional	—	—	$66	$772
Investor A	—	—	$516	$1,138
Class K	$6,605	$163	$26,823	$16,913
LifePath Index 2055 Portfolio
Portfolio level	$42,507	$55,312	$67,183	$49,602
Institutional	$64	$19	$355	$415
Investor A	$89	$23	$326	$437
Class K	$2,512	$139	$8,027	$6,939

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an

54	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2014, the LifePath Index Portfolios paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

	Institutional	Investor A
LifePath Index Retirement Portfolio	$12,841	$7,702
LifePath Index 2020 Portfolio	$13,754	$17,669
LifePath Index 2025 Portfolio	$7,566	$14,495
LifePath Index 2030 Portfolio	$10,531	$16,834
LifePath Index 2035 Portfolio	$3,509	$11,098
LifePath Index 2040 Portfolio	$5,685	$8,729
LifePath Index 2045 Portfolio	$1,150	$4,506
LifePath Index 2050 Portfolio	$2,443	$3,151
LifePath Index 2055 Portfolio	$251	$1,240

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of LifePath Index Portfolio shares. For the six months ended June 30, 2014, each LifePath Index Portfolio reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K
LifePath Index Retirement Portfolio	$37	$33	$352
LifePath Index 2020 Portfolio	$39	$99	$534
LifePath Index 2025 Portfolio	$30	$117	$90
LifePath Index 2030 Portfolio	$18	$112	$698
LifePath Index 2035 Portfolio	$21	$99	$90
LifePath Index 2040 Portfolio	$9	$78	$747
LifePath Index 2045 Portfolio	$12	$69	$112
LifePath Index 2050 Portfolio	$21	$66	$671
LifePath Index 2055 Portfolio	$24	$27	$69

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

It is each LifePath Index Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s U.S. federal tax return remains open for each of the two years ended December 31, 2013 and the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Index Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,697,857	$19,002,680	2,061,585	$22,268,556
Shares issued to shareholders in reinvestment of dividends and distributions	51,773	590,262	71,735	777,468
Shares redeemed	(621,603)	(6,987,512)	(460,130)	(4,987,149)

Net increase	1,128,027	$12,605,430	1,673,190	$18,058,875

Investor A
Shares sold	825,960	$9,303,574	2,236,821	$23,994,734
Shares issued to shareholders in reinvestment of dividends and distributions	31,788	361,644	37,556	409,184
Shares redeemed	(511,020)	(5,731,976)	(479,752)	(5,171,689)

Net increase	346,728	$3,933,242	1,794,625	$19,232,229

BLACKROCK FUNDS III	JUNE 30, 2014	55

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Index Retirement Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	5,010,678	$56,171,878	11,425,875	$122,818,985
Shares issued to shareholders in reinvestment of dividends and distributions	300,369	3,415,225	500,292	5,417,084
Shares redeemed	(3,984,885)	(44,623,907)	(5,538,787)	(59,812,461)

Net increase	1,326,162	$14,963,196	6,387,380	$68,423,608

Total Net Increase	2,800,917	$31,501,868	9,855,195	$105,714,712

LifePath Index 2020 Portfolio
Institutional
Shares sold	2,521,326	$28,482,788	2,268,934	$24,548,722
Shares issued to shareholders in reinvestment of dividends and distributions	68,701	798,371	86,698	952,206
Shares redeemed	(814,207)	(9,270,653)	(491,339)	(5,379,818)

Net increase	1,775,820	$20,010,506	1,864,293	$20,121,110

Investor A
Shares sold	1,744,147	$19,908,772	4,963,916	$53,555,955
Shares issued to shareholders in reinvestment of dividends and distributions	73,885	857,440	105,165	1,157,628
Shares redeemed	(1,038,622)	(11,850,015)	(1,283,795)	(13,988,126)

Net increase	779,410	$8,916,197	3,785,286	$40,725,457

Class K
Shares sold	10,068,994	$114,592,697	25,772,057	$277,156,664
Shares issued to shareholders in reinvestment of dividends and distributions	688,470	7,994,274	1,081,632	11,873,168
Shares redeemed	(3,500,025)	(39,821,320)	(5,424,726)	(59,067,304)

Net increase	7,257,439	$82,765,651	21,428,963	$229,962,528

Total Net Increase	9,812,669	$111,692,354	27,078,542	$290,809,095

LifePath Index 2025 Portfolio
Institutional
Shares sold	1,931,594	$22,070,660	1,559,589	$16,934,310
Shares issued to shareholders in reinvestment of dividends and distributions	42,335	498,245	44,185	490,054
Shares redeemed	(557,396)	(6,463,706)	(218,487)	(2,404,992)

Net increase	1,416,533	$16,105,199	1,385,287	$15,019,372

Investor A
Shares sold	1,487,997	$17,175,532	4,228,219	$45,937,401
Shares issued to shareholders in reinvestment of dividends and distributions	62,966	740,806	83,179	927,051
Shares redeemed	(570,755)	(6,593,193)	(359,213)	(3,951,841)

Net increase	980,208	$11,323,145	3,952,185	$42,912,611

Class K
Shares sold	7,256,172	$83,568,513	8,954,681	$97,254,162
Shares issued to shareholders in reinvestment of dividends and distributions	316,457	3,725,201	456,592	5,054,458
Shares redeemed	(1,408,954)	(16,332,133)	(2,126,879)	(23,075,131)

Net increase	6,163,675	$70,961,581	7,284,394	$79,233,489

Total Net Increase	8,560,416	$98,389,925	12,621,866	$137,165,472

56	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Index 2030 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,556,728	$29,532,585	1,711,760	$18,674,361
Shares issued to shareholders in reinvestment of dividends and distributions	57,374	682,957	77,613	867,715
Shares redeemed	(624,597)	(7,289,972)	(531,836)	(5,900,825)

Net increase	1,989,505	$22,925,570	1,257,537	$13,641,251

Investor A
Shares sold	2,185,865	$25,505,804	4,680,562	$50,614,445
Shares issued to shareholders in reinvestment of dividends and distributions	91,552	1,090,281	128,842	1,446,121
Shares redeemed	(537,254)	(6,263,724)	(725,124)	(8,002,658)

Net increase	1,740,163	$20,332,361	4,084,280	$44,057,908

Class K
Shares sold	9,163,654	$106,519,788	23,872,297	$257,291,468
Shares issued to shareholders in reinvestment of dividends and distributions	639,235	7,599,983	1,045,931	11,676,250
Shares redeemed	(2,366,010)	(27,464,264)	(4,320,087)	(47,201,108)

Net increase	7,436,879	$86,655,507	20,598,141	$221,766,610

Total Net Increase	11,166,547	$129,913,438	25,939,958	$279,465,769

LifePath Index 2035 Portfolio
Institutional
Shares sold	1,512,834	$17,538,879	852,167	$9,318,039
Shares issued to shareholders in reinvestment of dividends and distributions	29,551	355,106	24,307	274,425
Shares redeemed	(294,381)	(3,454,289)	(139,901)	(1,556,378)

Net increase	1,248,004	$14,439,696	736,573	$8,036,086

Investor A
Shares sold	1,697,957	$19,843,587	3,439,059	$37,238,638
Shares issued to shareholders in reinvestment of dividends and distributions	57,750	692,998	81,114	915,248
Shares redeemed	(564,466)	(6,641,136)	(594,854)	(6,571,070)

Net increase	1,191,241	$13,895,449	2,925,319	$31,582,816

Class K
Shares sold	5,514,966	$64,622,460	7,500,759	$81,709,781
Shares issued to shareholders in reinvestment of dividends and distributions	257,967	3,098,196	388,965	4,366,624
Shares redeemed	(700,322)	(8,242,197)	(1,646,242)	(17,860,840)

Net increase	5,072,611	$59,478,459	6,243,482	$68,215,565

Total Net Increase	7,511,856	$87,813,604	9,905,374	$107,834,467

LifePath Index 2040 Portfolio
Institutional
Shares sold	1,894,679	$22,285,670	901,800	$9,876,849
Shares issued to shareholders in reinvestment of dividends and distributions	45,878	557,549	48,758	553,471
Shares redeemed	(415,842)	(4,925,198)	(234,630)	(2,606,252)

Net increase	1,524,715	$17,918,021	715,928	$7,824,068

Investor A
Shares sold	1,159,447	$13,729,932	2,321,806	$25,313,385
Shares issued to shareholders in reinvestment of dividends and distributions	49,770	604,082	70,043	798,511
Shares redeemed	(267,137)	(3,177,316)	(416,965)	(4,642,256)

Net increase	942,080	$11,156,698	1,974,884	$21,469,640

BLACKROCK FUNDS III	JUNE 30, 2014	57

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Index 2040 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	6,393,836	$75,679,186	16,955,303	$183,667,563
Shares issued to shareholders in reinvestment of dividends and distributions	425,445	5,167,928	701,374	7,951,411
Shares redeemed	(1,698,856)	(20,109,251)	(2,984,116)	(32,875,499)

Net increase	5,120,425	$60,737,863	14,672,561	$158,743,475

Total Net Increase	7,587,220	$89,812,582	17,363,373	$188,037,183

LifePath Index 2045 Portfolio
Institutional
Shares sold	1,176,809	$13,961,886	343,414	$3,823,504
Shares issued to shareholders in reinvestment of dividends and distributions	18,581	228,208	8,462	97,612
Shares redeemed	(125,890)	(1,501,665)	(54,989)	(615,334)

Net increase	1,069,500	$12,688,429	296,887	$3,305,782

Investor A
Shares sold	551,367	$6,577,900	1,480,551	$16,147,082
Shares issued to shareholders in reinvestment of dividends and distributions	23,295	285,443	34,703	398,136
Shares redeemed	(146,349)	(1,750,637)	(207,027)	(2,301,344)

Net increase	428,313	$5,112,706	1,308,227	$14,243,874

Class K
Shares sold	3,321,230	$39,612,499	4,783,028	$52,552,916
Shares issued to shareholders in reinvestment of dividends and distributions	140,106	1,718,743	203,509	2,322,467
Shares redeemed	(465,339)	(5,593,229)	(989,675)	(10,740,961)

Net increase	2,995,997	$35,738,013	3,996,862	$44,134,422

Total Net Increase	4,493,810	$53,539,148	5,601,976	$61,684,078

LifePath Index 2050 Portfolio
Institutional
Shares sold	771,337	$9,256,050	598,979	$6,603,417
Shares issued to shareholders in reinvestment of dividends and distributions	18,108	224,810	16,846	194,543
Shares redeemed	(129,008)	(1,561,208)	(126,664)	(1,428,717)

Net increase	660,437	$7,919,652	489,161	$5,369,243

Investor A
Shares sold	493,678	$5,963,244	998,186	$11,046,284
Shares issued to shareholders in reinvestment of dividends and distributions	17,997	223,199	23,111	268,058
Shares redeemed	(125,578)	(1,511,242)	(111,643)	(1,265,967)

Net increase	386,097	$4,675,201	909,654	$10,048,375

Class K
Shares sold	3,598,568	$43,436,340	5,525,950	$60,832,043
Shares issued to shareholders in reinvestment of dividends and distributions	143,139	1,776,363	191,249	2,199,792
Shares redeemed	(651,127)	(7,896,125)	(978,011)	(10,809,170)

Net increase	3,090,580	$37,316,578	4,739,188	$52,222,665

Total Net Increase	4,137,114	$49,911,431	6,138,003	$67,640,283

58	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Funds III

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
LifePath Index 2055 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	295,045	$3,652,526	93,708	$1,041,888
Shares issued to shareholders in reinvestment of dividends and distributions	3,882	49,094	1,195	13,909
Shares redeemed	(34,541)	(426,059)	(23,050)	(260,510)

Net increase	264,386	$3,275,561	71,853	$795,287

Investor A
Shares sold	129,484	$1,584,018	421,203	$4,610,527
Shares issued to shareholders in reinvestment of dividends and distributions	6,031	75,847	6,513	75,402
Shares redeemed	(31,058)	(380,433)	(50,533)	(559,905)

Net increase	104,457	$1,279,432	377,183	$4,126,024

Class K
Shares sold	1,138,080	$13,954,173	1,229,481	$13,659,652
Shares issued to shareholders in reinvestment of dividends and distributions	29,474	371,286	24,873	286,855
Shares redeemed	(416,279)	(5,155,979)	(200,454)	(2,196,905)

Net increase	751,275	$9,169,480	1,053,900	$11,749,602

Total Net Increase	1,120,118	$13,724,473	1,502,936	$16,670,913

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2014	59

Master Portfolio Information as of June 30, 2014	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	62%
Equity Funds	38

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	53%
Russell 1000® Index Master Portfolio	21
iShares® TIPS Bond ETF	9
ACWI ex-US Index Master Portfolio	8
Master Small Cap Index Series	5
iShares® Core MSCI Total International Stock ETF	3
iShares® MSCI EAFE Small-Cap ETF	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	50%
Fixed Income Funds	50

Ten Largest Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	43%
Russell 1000® Index Master Portfolio	28
ACWI ex-US Index Master Portfolio	11
iShares® TIPS Bond ETF	7
iShares® Core MSCI Total International Stock ETF	4
Master Small Cap Index Series	4
iShares® MSCI EAFE Small-Cap ETF	1
iShares® Cohen & Steers REIT ETF	1
iShares® International Developed Real Estate ETF	1

LifePath® Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	59%
Fixed Income Funds	41

Ten Largest Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	35%
Russell 1000® Index Master Portfolio	33
ACWI ex-US Index Master Portfolio	9
iShares® Core MSCI Total International Stock ETF	8
iShares® TIPS Bond ETF	6
Master Small Cap Index Series	3
iShares® Cohen & Steers REIT ETF	2
iShares® International Developed Real Estate ETF	2
iShares® MSCI EAFE Small-Cap ETF	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

60	BLACKROCK FUNDS III	JUNE 30, 2014

Master Portfolio Information as of June 30, 2014 (continued)	Master Investment Portfolio

LifePath® Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	67%
Fixed Income Funds	33

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	37%
Bond Index Master Portfolio	29
ACWI ex-US Index Master Portfolio	13
iShares® Core MSCI Total International Stock ETF	6
iShares® TIPS Bond ETF	4
iShares® International Developed Real Estate ETF	3
iShares® Cohen & Steers REIT ETF	3
Master Small Cap Index Series	3
iShares® MSCI EAFE Small-Cap ETF	2

LifePath® Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	73%
Fixed Income Funds	27

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	40%
Bond Index Master Portfolio	24
ACWI ex-US Index Master Portfolio	11
iShares® Core MSCI Total International Stock ETF	10
iShares® International Developed Real Estate ETF	4
iShares® Cohen & Steers REIT ETF	4
iShares® TIPS Bond ETF	3
Master Small Cap Index Series	2
iShares® MSCI EAFE Small-Cap ETF	2

LifePath® Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	79%
Fixed Income Funds	21

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	44%
Bond Index Master Portfolio	19
ACWI ex-US Index Master Portfolio	14
iShares® Core MSCI Total International Stock ETF	8
iShares® International Developed Real Estate ETF	5
iShares® Cohen & Steers REIT ETF	4
Master Small Cap Index Series	2
iShares® MSCI EAFE Small-Cap ETF	2
iShares® TIPS Bond ETF	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2014	61

Master Portfolio Information as of June 30, 2014 (concluded)	Master Investment Portfolio

LifePath® Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	85%
Fixed Income Funds	15

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	47%
Bond Index Master Portfolio	15
iShares® Core MSCI Total International Stock ETF	13
ACWI ex-US Index Master Portfolio	10
iShares® International Developed Real Estate ETF	5
iShares® Cohen & Steers REIT ETF	5
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

LifePath® Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	90%
Fixed Income Funds	10

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	50%
iShares® Core MSCI Total International Stock ETF	14
ACWI ex-US Index Master Portfolio	11
Bond Index Master Portfolio	10
iShares® International Developed Real Estate ETF	6
iShares® Cohen & Steers REIT ETF	5
iShares® MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

LifePath® Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	95%
Fixed Income Funds	5

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	52%
iShares® Core MSCI Total International Stock ETF	19
ACWI ex-US Index Master Portfolio	7
iShares® Cohen & Steers REIT ETF	6
iShares® International Developed Real Estate ETF	6
Bond Index Master Portfolio	5
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

62	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 38.2%
ACWI ex-US Index Master Portfolio	$28,702,092	$28,702,092
iShares Cohen & Steers REIT ETF	3,486	304,432
iShares Core MSCI Total International Stock ETF (b)	201,011	11,988,296
iShares International Developed Real Estate ETF	12,336	396,356
iShares MSCI EAFE Small-Cap ETF	79,669	4,216,084
Master Small Cap Index Series	$16,625,893	16,625,893
Russell 1000® Index Master Portfolio	$77,451,908	77,451,908

		139,685,061
Fixed Income Funds — 61.6%
Bond Index Master Portfolio	192,009,408	192,009,408
iShares TIPS Bond ETF	285,820	32,972,195

		224,981,603
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	$735,402	$735,402
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	279,510	279,510

		1,014,912
Total Affiliated Investment Companies (Cost — $333,305,760*) — 100.1%		365,681,576
Liabilities in Excess of Other Assets — (0.1)%		(204,255)

Net Assets — 100.0%		$365,477,321

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$333,444,890

Gross unrealized appreciation	$40,534,059
Gross unrealized depreciation	(8,297,373)

Net unrealized appreciation	$32,236,686

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$30,353,814	—		$(1,651,722)[1]	$28,702,092	$28,702,092	$622,798	$1,273,241
BlackRock Cash Funds: Institutional, SL Agency Shares	893,396	—		(157,994)[1]	735,402	$735,402	$537	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	279,510	[2]	—	279,510	$279,510	$8,286	—
Bond Index Master Portfolio	$169,273,201	$22,736,207	[2]	—	$192,009,408	$192,009,408	$1,579,152	$702,306
iShares Cohen & Steers REIT ETF	3,384	102		—	3,486	$304,432	$4,448	—
iShares Core MSCI Total International Stock ETF	83,874	122,108		(4,971)	201,011	$11,988,296	$193,748	$22,578
iShares International Developed Real Estate ETF	11,591	745		—	12,336	$396,356	$8,106	—
iShares MSCI EAFE Small-Cap ETF	68,691	13,429		(2,451)	79,669	$4,216,084	$46,372	$19,965
iShares TIPS Bond ETF	257,137	43,947		(15,264)	285,820	$32,972,195	$253,836	$(138,546)
Master Small Cap Index Series	$14,746,591	$1,879,302	[2]	—	$16,625,893	$16,625,893	$94,871	$760,503
Russell 1000® Index Master Portfolio	$68,706,189	$8,745,719	[2]	—	$77,451,908	$77,451,908	$680,789	$921,328
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	63

Schedule of Investments (concluded)	LifePath Index Retirement Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$50,892,275	$314,789,301	—	$365,681,576

The LifePath Index Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $279,510 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 50.4%
ACWI ex-US Index Master Portfolio	$79,643,801	$79,643,801
iShares Cohen & Steers REIT ETF	123,311	10,768,750
iShares Core MSCI Total International Stock ETF (b)	486,195	28,996,670
iShares International Developed Real Estate ETF	331,591	10,654,019
iShares MSCI EAFE Small-Cap ETF	209,202	11,070,970
Master Small Cap Index Series	$28,977,141	28,977,141
Russell 1000® Index Master Portfolio	$210,391,431	210,391,431

		380,502,782
Fixed Income Funds — 49.4%
Bond Index Master Portfolio	322,358,586	322,358,586
iShares TIPS Bond ETF	444,181	51,240,720

		373,599,306
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	$1,141,395	$1,141,395
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	121,500	121,500

		1,262,895
Total Affiliated Investment Companies (Cost — $679,098,750*) — 100.0%		755,364,983
Other Assets Less Liabilities — 0.0%		294,084

Net Assets — 100.0%		$755,659,067

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$679,185,500

Gross unrealized appreciation	$92,798,965
Gross unrealized depreciation	(16,619,482)

Net unrealized appreciation	$76,179,483

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$77,124,004	$2,519,797	[1]	—	$79,643,801	$79,643,801	$1,669,044	$2,490,774
BlackRock Cash Funds: Institutional, SL Agency Shares	9,967,374	—		(8,825,979)[2]	1,141,395	$1,141,395	$1,256	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,438,693	—		(1,317,193)[2]	121,500	$121,500	$10,714	—
Bond Index Master Portfolio	$257,871,235	$64,487,351	[1]	—	$322,358,586	$322,358,586	$2,540,978	$1,237,950
iShares Cohen & Steers REIT ETF	108,921	17,841		(3,451)	123,311	$10,768,750	$158,614	$(2,956)
iShares Core MSCI Total International Stock ETF	193,241	292,954		—	486,195	$28,996,670	$468,512	—
iShares International Developed Real Estate ETF	289,005	61,284		(18,698)	331,591	$10,654,019	$226,125	$(54,374)
iShares MSCI EAFE Small-Cap ETF	178,968	30,234		—	209,202	$11,070,970	$121,730	—
iShares TIPS Bond ETF	369,942	74,239		—	444,181	$51,240,720	$396,436	—
Master Small Cap Index Series	$24,216,498	$4,760,643	[1]	—	$28,977,141	$28,977,141	$165,667	$1,339,159
Russell 1000® Index Master Portfolio	$176,902,400	$33,489,031	[1]	—	$210,391,431	$210,391,431	$1,831,765	$2,232,562
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	65

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$113,994,024	$641,370,959	—	$755,364,983

The LifePath Index Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $121,500 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 58.9%
ACWI ex-US Index Master Portfolio	$33,872,008	$33,872,008
iShares Cohen & Steers REIT ETF	105,604	9,222,397
iShares Core MSCI Total International Stock ETF	522,614	31,168,699
iShares International Developed Real Estate ETF	286,005	9,189,341
iShares MSCI EAFE Small-Cap ETF	126,141	6,675,382
Master Small Cap Index Series	$13,134,216	13,134,216
Russell 1000® Index Master Portfolio	$127,621,892	127,621,892

		230,883,935
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 40.9%
Bond Index Master Portfolio	$139,125,352	$139,125,352
iShares TIPS Bond ETF	183,916	21,216,550

		160,341,902
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	841,112	841,112
Total Affiliated Investment Companies (Cost — $353,384,903*) — 100.0%		392,066,949
Other Assets Less Liabilities — 0.0%		134,319

Net Assets — 100.0%		$392,201,268

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$353,411,478

Gross unrealized appreciation	$46,367,367
Gross unrealized depreciation	(7,711,896)

Net unrealized appreciation	$38,655,471

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$34,070,416	—		$(198,408)[1]	$33,872,008	$33,872,008	$724,556	$1,169,447
BlackRock Cash Funds: Institutional, SL Agency Shares	1,693,531	—		(852,419)[1]	841,112	$841,112	$860	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	152,872	—		(152,872)[1]	—	—	$15,136	—
Bond Index Master Portfolio	$97,116,958	$42,008,394	[2]	—	$139,125,352	$139,125,352	$1,045,120	$688,625
iShares Cohen & Steers REIT ETF	75,900	32,665		(2,961)	105,604	$9,222,397	$129,325	$(5,900)
iShares Core MSCI Total International Stock ETF	203,485	319,129		—	522,614	$31,168,699	$503,160	—
iShares International Developed Real Estate ETF	212,927	87,401		(14,323)	286,005	$9,189,341	$190,635	$(50,030)
iShares MSCI EAFE Small-Cap ETF	91,119	35,343		(321)	126,141	$6,675,382	$73,345	$2,365
iShares TIPS Bond ETF	133,346	50,905		(335)	183,916	$21,216,550	$162,032	$(3,677)
Master Small Cap Index Series	$9,807,944	$3,326,272	[2]	—	$13,134,216	$13,134,216	$72,725	$601,795
Russell 1000® Index Master Portfolio	$93,120,930	$34,500,962	[2]	—	$127,621,892	$127,621,892	$1,057,755	$1,084,750
[1] Represents net shares/beneficial interest sold.
[2] Represents net beneficial interest purchased.
3 No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	67

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$78,313,481	$313,753,468	—	$392,066,949

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 66.4%
ACWI ex-US Index Master Portfolio	$88,860,092	$88,860,092
iShares Cohen & Steers REIT ETF	245,435	21,433,839
iShares Core MSCI Total International Stock ETF	649,980	38,764,807
iShares International Developed Real Estate ETF	671,993	21,591,135
iShares MSCI EAFE Small-Cap ETF	245,094	12,970,374
Master Small Cap Index Series	$20,428,208	20,428,208
Russell 1000® Index Master Portfolio	$251,387,391	251,387,391

		455,435,846
Fixed Income Funds — 33.4%
Bond Index Master Portfolio	$200,841,410	$200,841,410
iShares TIPS Bond ETF	245,576	28,329,647

		229,171,057
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	1,522,391	1,522,391
Total Affiliated Investment Companies (Cost — $606,198,335*) — 100.0%		686,129,294
Liabilities in Excess of Other Assets — (0.0)%		(102,775)

Net Assets — 100.0%		$686,026,519

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$606,254,736

Gross unrealized appreciation	$95,128,366
Gross unrealized depreciation	(15,253,808)

Net unrealized appreciation	$79,874,558

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$83,164,979	$5,695,113	[1]	—	$88,860,092	$88,860,092	$1,819,121	$2,248,499
BlackRock Cash Funds: Institutional, SL Agency Shares	7,986,051	—		(6,463,660)[2]	1,522,391	$1,522,391	$1,404	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,186,223	—		(1,186,223)[2]	—	—	$9,284	—
Bond Index Master Portfolio	$151,754,457	$49,086,953	[1]	—	$200,841,410	$200,841,410	$1,529,535	$833,711
iShares Cohen & Steers REIT ETF	191,736	59,412		(5,713)	245,435	$21,433,839	$297,941	$2,498
iShares Core MSCI Total International Stock ETF	233,547	416,433		—	649,980	$38,764,807	$624,622	—
iShares International Developed Real Estate ETF	541,466	152,344		(21,817)	671,993	$21,591,135	$440,765	$(55,508)
iShares MSCI EAFE Small-Cap ETF	196,792	48,302		—	245,094	$12,970,374	$142,479	—
iShares TIPS Bond ETF	195,508	50,068		—	245,576	$28,329,647	$217,619	—
Master Small Cap Index Series	$16,591,741	$3,836,467	[1]	—	$20,428,208	$20,428,208	$115,029	$947,810
Russell 1000® Index Master Portfolio	$198,522,223	$52,865,168	[1]	—	$251,387,391	$251,387,391	$2,111,243	$2,363,552
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	69

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$124,612,193	$561,517,101	—	$686,129,294

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 72.9%
ACWI ex-US Index Master Portfolio	$32,796,392	$32,796,392
iShares Cohen & Steers REIT ETF	134,653	11,759,247
iShares Core MSCI Total International Stock ETF	496,813	29,629,927
iShares International Developed Real Estate ETF (b)	372,196	11,958,657
iShares MSCI EAFE Small-Cap ETF	121,093	6,408,242
Master Small Cap Index Series	$8,062,118	8,062,118
Russell 1000® Index Master Portfolio	$123,853,440	123,853,440

		224,468,023
Fixed Income Funds — 26.8%
Bond Index Master Portfolio	73,435,891	73,435,891
iShares TIPS Bond ETF	79,365	9,155,547

		82,591,438
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)	$619,880	$619,880
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	9,840	9,840

		629,720
Total Affiliated Investment Companies (Cost — $273,448,644*) — 99.9%		307,689,181
Other Assets Less Liabilities — 0.1%		171,786

Net Assets — 100.0%		$307,860,967

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$273,469,972

Gross unrealized appreciation	$40,661,735
Gross unrealized depreciation	(6,442,526)

Net unrealized appreciation	$34,219,209

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$31,482,192	$1,314,200	[1]	—	$32,796,392	$32,796,392	$679,514	$907,262
BlackRock Cash Funds: Institutional, SL Agency Shares	2,983,691	—		(2,363,811)[2]	619,880	$619,880	$772	—
BlackRock Cash Funds: Prime, SL Agency Shares	422,661	—		(412,821)[2]	9,840	$9,840	$13,413	—
Bond Index Master Portfolio	$48,306,107	$25,129,784	[1]	—	$73,435,891	$73,435,891	$532,040	$384,642
iShares Cohen & Steers REIT ETF	91,219	47,374		(3,940)	134,653	$11,759,247	$159,490	$(5,620)
iShares Core MSCI Total International Stock ETF	174,457	322,356		—	496,813	$29,629,927	$478,700	—
iShares International Developed Real Estate ETF	255,720	124,405		(7,929)	372,196	$11,958,657	$236,700	$(34,781)
iShares MSCI EAFE Small-Cap ETF	79,972	41,121		—	121,093	$6,408,242	$70,436	—
iShares TIPS Bond ETF	54,523	25,005		(163)	79,365	$9,155,547	$69,647	$(1,895)
Master Small Cap Index Series	$5,780,864	$2,281,254	[1]	—	$8,062,118	$8,062,118	$44,142	$373,022
Russell 1000® Index Master Portfolio	$85,615,886	$38,237,554	[1]	—	$123,853,440	$123,853,440	$997,609	$967,136
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	71

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$69,541,340	$238,147,841	—	$307,689,181

The LifePath Index Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $9,840 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 79.0%
ACWI ex-US Index Master Portfolio	$61,070,597	$61,070,597
iShares Cohen & Steers REIT ETF	221,776	19,367,698
iShares Core MSCI Total International Stock ETF	561,080	33,462,811
iShares International Developed Real Estate ETF	616,533	19,809,205
iShares MSCI EAFE Small-Cap ETF	181,481	9,603,975
Master Small Cap Index Series	$10,492,027	10,492,027
Russell 1000® Index Master Portfolio	$190,193,019	190,193,019

		343,999,332
Fixed Income Funds — 20.6%
Bond Index Master Portfolio	$81,798,570	$81,798,570
iShares TIPS Bond ETF	68,233	7,871,359

		89,669,929
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	1,163,287	1,163,287
Total Affiliated Investment Companies (Cost — $379,666,123*) — 99.9%		434,832,548
Other Assets Less Liabilities — 0.1%		537,380

Net Assets — 100.0%		$435,369,928

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$379,707,352

Gross unrealized appreciation	$64,701,335
Gross unrealized depreciation	(9,576,139)

Net unrealized appreciation	$55,125,196

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$58,103,694	$2,966,903	[1]	—	$61,070,597	$61,070,597	$1,260,962	$1,309,871
BlackRock Cash Funds: Institutional, SL Agency Shares	9,901,805	—		(8,738,518)[2]	1,163,287	$1,163,287	$892	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,601,109	—		(1,601,109)[2]	—	—	$5,185	—
Bond Index Master Portfolio	$60,291,643	$21,506,927	[1]	—	$81,798,570	$81,798,570	$615,464	$395,275
iShares Cohen & Steers REIT ETF	168,092	60,213		(6,529)	221,776	$19,367,698	$267,803	$7,494
iShares Core MSCI Total International Stock ETF	219,153	341,927		—	561,080	$33,462,811	$538,698	—
iShares International Developed Real Estate ETF	473,164	152,340		(8,971)	616,533	$19,809,205	$395,580	$(36,065)
iShares MSCI EAFE Small-Cap ETF	136,704	44,777		—	181,481	$9,603,975	$105,460	—
iShares TIPS Bond ETF	52,135	16,252		(154)	68,233	$7,871,359	$60,199	$(1,495)
Master Small Cap Index Series	$8,099,953	$2,392,074	[1]	—	$10,492,027	$10,492,027	$58,095	$486,863
Russell 1000® Index Master Portfolio	$146,029,644	$44,163,375	[1]	—	$190,193,019	$190,193,019	$1,574,358	$1,637,347
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
3 No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	73

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$91,278,335	$343,554,213	—	$434,832,548

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.3%
ACWI ex-US Index Master Portfolio	$16,936,018	$16,936,018
iShares Cohen & Steers REIT ETF	94,721	8,271,984
iShares Core MSCI Total International Stock ETF	357,807	21,339,609
iShares International Developed Real Estate ETF	264,905	8,511,398
iShares MSCI EAFE Small-Cap ETF	72,813	3,853,264
Master Small Cap Index Series	$3,389,771	3,389,771
Russell 1000® Index Master Portfolio	$77,160,368	77,160,368

		139,462,412
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 15.2%
Bond Index Master Portfolio	$25,254,233	$25,254,233
Short-Term Securities — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	82,803	82,803
Total Affiliated Investment Companies (Cost — $146,227,309*) — 99.6%		164,799,448
Other Assets Less Liabilities — 0.4%		673,835

Net Assets — 100.0%		$165,473,283

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$146,251,994

Gross unrealized appreciation	$21,579,241
Gross unrealized depreciation	(3,031,787)

Net unrealized appreciation	$18,547,454

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,417,020	$518,998	[1]	—	$16,936,018	$16,936,018	$352,412	$389,100
BlackRock Cash Funds: Institutional, SL Agency Shares	1,287,557	—		(1,204,754)[2]	82,803	$82,803	$438	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	130,390	—		(130,390)[2]	—	—	$8,679	—
Bond Index Master Portfolio	$15,395,190	$9,859,043	[1]	—	$25,254,233	$25,254,233	$175,836	$149,920
iShares Cohen & Steers REIT ETF	60,986	37,179		(3,444)	94,721	$8,271,984	$111,021	$3,734
iShares Core MSCI Total International Stock ETF	135,389	222,418		—	357,807	$21,339,609	$344,204	—
iShares International Developed Real Estate ETF	171,773	96,928		(3,796)	264,905	$8,511,398	$167,137	$(15,153)
iShares MSCI EAFE Small-Cap ETF	45,315	27,498		—	72,813	$3,853,264	$42,314	—
Master Small Cap Index Series	$2,236,711	$1,153,060	[1]	—	$3,389,771	$3,389,771	$18,217	$157,409
Russell 1000® Index Master Portfolio	$50,080,549	$27,079,819	[1]	—	$77,160,368	$77,160,368	$601,622	$515,209
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	75

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$42,059,058	$122,740,390	—	$164,799,448

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 89.7%
ACWI ex-US Index Master Portfolio	$17,563,547	$17,563,547
iShares Cohen & Steers REIT ETF	102,491	8,950,539
iShares Core MSCI Total International Stock ETF	371,899	22,180,057
iShares International Developed Real Estate ETF	282,962	9,091,569
iShares MSCI EAFE Small-Cap ETF	75,451	3,992,867
Master Small Cap Index Series	$2,753,662	2,753,662
Russell 1000® Index Master Portfolio	$79,858,437	79,858,437

		144,390,678
Fixed Income Fund — 10.0%
Bond Index Master Portfolio	$16,081,808	$16,081,808
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	644,699	644,699
Total Affiliated Investment Companies (Cost — $142,589,887*) — 100.1%		161,117,185
Liabilities in Excess of Other Assets — (0.1)%		(157,337)

Net Assets — 100.0%		$160,959,848

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$142,608,997

Gross unrealized appreciation	$21,082,655
Gross unrealized depreciation	(2,574,467)

Net unrealized appreciation	$18,508,188

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,802,884	$760,663	[1]	—	$17,563,547	$17,563,547	$365,099	$355,580
BlackRock Cash Funds: Institutional, SL Agency Shares	6,512,071	—		(5,867,372)[2]	644,699	$644,699	$444	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,066,024	—		(1,066,024)[2]	—	—	$9,551	—
Bond Index Master Portfolio	$9,824,212	$6,257,596	[1]	—	$16,081,808	$16,081,808	$111,214	$101,908
iShares Cohen & Steers REIT ETF	67,415	36,819		(1,743)	102,491	$8,950,539	$120,780	$(2,393)
iShares Core MSCI Total International Stock ETF	150,119	221,780		—	371,899	$22,180,057	$350,731	—
iShares International Developed Real Estate ETF	189,671	97,547		(4,256)	282,962	$9,091,569	$178,840	$(17,797)
iShares MSCI EAFE Small-Cap ETF	47,447	28,004		—	75,451	$3,992,867	$43,619	—
Master Small-Cap Index Series	$1,960,716	$792,946	[1]	—	$2,753,662	$2,753,662	$15,554	$134,989
Russell 1000® Index Master Portfolio	$52,721,354	$27,137,083	[1]	—	$79,858,437	$79,858,437	$621,166	$515,797
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	77

Schedule of Investments (concluded)	LifePath Index 2050 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$44,859,731	$116,257,454	—	$161,117,185

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 94.7%
ACWI ex-US Index Master Portfolio	$2,569,035	$2,569,035
iShares Cohen & Steers REIT ETF	28,633	2,500,520
iShares Core MSCI Total International Stock ETF	128,216	7,646,802
iShares International Developed Real Estate ETF	77,698	2,496,437
iShares MSCI EAFE Small-Cap ETF	20,743	1,097,719
Master Small Cap Index Series	$654,910	654,910
Russell 1000® Index Master Portfolio	$20,424,834	20,424,834

		37,390,257
Fixed Income Fund — 4.9%
Bond Index Master Portfolio	$1,939,772	$1,939,772
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	96,219	96,219
Total Affiliated Investment Companies (Cost — $34,362,754*) — 99.8%		39,426,248
Other Assets Less Liabilities — 0.2%		65,268

Net Assets — 100.0%		$39,491,516

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost.	$34,371,128

Gross unrealized appreciation	$5,063,494
Gross unrealized depreciation	(8,374)

Net unrealized appreciation	$5,055,120

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$3,512,892	—		$(943,857)[1]	$2,569,035	$2,569,035	$69,755	$75,812
BlackRock Cash Funds: Institutional, SL Agency Shares	692,770	—		(596,551)[1]	96,219	$96,219	$126	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	95,386	—		(95,386)[1]	—	—	$3,272	—
Bond Index Master Portfolio	$1,044,823	$894,949	[2]	—	$1,939,772	$1,939,772	$12,307	$14,564
iShares Cohen & Steers REIT ETF	17,432	13,838		(2,637)	28,633	$2,500,520	$32,604	$8,358
iShares Core MSCI Total International Stock ETF	46,664	81,552		—	128,216	$7,646,802	$121,709	—
iShares International Developed Real Estate ETF	49,144	37,694		(9,140)	77,698	$2,496,437	$48,501	$(22,307)
iShares MSCI EAFE Small-Cap ETF	11,583	9,160		—	20,743	$1,097,719	$12,048	—
Master Small Cap Index Series	$445,733	$209,177	[2]	—	$654,910	$654,910	$3,656	$32,412
Russell 1000® Index Master Portfolio	$12,722,972	$7,701,862	[2]	—	$20,424,834	$20,424,834	$152,862	$114,670
[1] Represents net shares/beneficial interest sold.
[2] Represents net beneficial interest purchased.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	79

Schedule of Investments (concluded)	LifePath Index 2055 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$13,837,697	$25,588,551	—	$39,426,248

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2014 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$365,681,576	$755,364,983	$392,066,949	$686,129,294	$307,689,181
Investments sold receivable — affiliated	1,600,000	6,102,067	2,461,397	3,350,600	1,240,000
Contributions receivable from investors	325,470	1,132,874	1,022,438	1,295,690	1,058,754
Dividends receivable — affiliated	248,272	839,978	788,900	1,254,360	814,130
Securities lending income receivable — affiliated	1,668	1,304	212	713	2,506
Receivable from Manager	—	—	—	—	—
Prepaid expenses	1,001	1,222	949	1,486	655

Total assets	367,857,987	763,442,428	396,340,845	692,032,143	310,805,226

Liabilities
Investments purchased payable — affiliated	2,073,203	7,615,925	4,109,336	5,964,240	2,907,939
Collateral on securities loaned at value	279,510	121,500	—	—	9,840
Professional fees payable	15,212	15,318	16,405	15,197	16,452
Investment advisory fees payable	10,346	25,103	11,498	22,470	8,129
Trustees’ fees payable	1,708	3,695	1,148	2,789	489
Custodian fees payable	652	1,331	1,153	928	854
Printing fees payable	35	—	37	—	556
Other accrued expenses payable	—	489	—	—	—

Total liabilities	2,380,666	7,783,361	4,139,577	6,005,624	2,944,259

Net Assets	$365,477,321	$755,659,067	$392,201,268	$686,026,519	$307,860,967

Net Assets Consist of
Investors’ capital	$333,101,505	$679,392,834	$353,519,222	$606,095,560	$273,620,430
Net unrealized appreciation/depreciation	32,375,816	76,266,233	38,682,046	79,930,959	34,240,537

Net Assets	$365,477,321	$755,659,067	$392,201,268	$686,026,519	$307,860,967

[1] Investments at cost — affiliated	$333,305,760	$679,098,750	$353,384,903	$606,198,335	$273,448,644
[2] Securities loaned at value	$274,344	$119,280	—	—	$9,639

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	81

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2014 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$434,832,548	$164,799,448	$161,117,185	$39,426,248
Investments sold receivable — affiliated	1,500,000	630,000	316,411	70,403
Contributions receivable from investors	902,236	779,375	404,317	160,341
Dividends receivable — affiliated	1,081,875	574,194	595,465	189,221
Securities lending income receivable — affiliated	1,290	—	—	246
Receivable from Manager	—	—	—	1,989
Prepaid expenses	1,286	181	182	25

Total assets	438,319,235	166,783,198	162,433,560	39,848,473

Liabilities
Investments purchased payable — affiliated	2,917,223	1,288,407	1,452,289	337,268
Collateral on securities loaned at value	—	—	—	—
Professional fees payable	16,121	16,605	16,542	16,495
Investment advisory fees payable	12,942	2,716	2,545	—
Trustees’ fees payable	1,306	—	—	—
Custodian fees payable	1,715	1,044	1,169	1,386
Printing fees payable	—	877	882	973
Other accrued expenses payable	—	266	285	835

Total liabilities	2,949,307	1,309,915	1,473,712	356,957

Net Assets	$435,369,928	$165,473,283	$160,959,848	$39,491,516

Net Assets Consist of
Investors’ capital	$380,203,503	$146,901,144	$142,432,550	$34,428,022
Net unrealized appreciation/depreciation	55,166,425	18,572,139	18,527,298	5,063,494

Net Assets	$435,369,928	$165,473,283	$160,959,848	$39,491,516

[1] Investments at cost — affiliated	$379,666,123	$146,227,309	$142,589,887	$34,362,754
[2] Securities loaned at value	—	—	—	—

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2014 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$506,510	$1,371,417	$1,058,497	$1,723,426	$1,014,973
Securities lending — affiliated — net	8,286	10,714	15,136	9,284	13,413
Income — affiliated	537	1,256	860	1,404	772
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	1,427,324	3,748,837	1,896,861	4,141,940	1,762,101
Interest	1,663,162	2,692,687	1,111,454	1,642,080	574,788
Expenses	(121,682)	(252,391)	(116,145)	(225,231)	(89,667)
Fees waived	8,806	18,321	7,986	16,139	6,083

Total income	3,492,943	7,590,841	3,974,649	7,309,042	3,282,463

Expenses
Investment advisory	85,051	171,084	84,647	150,514	64,614
Professional	14,798	15,181	14,453	15,048	14,293
Independent Trustees	6,273	10,760	5,873	9,326	4,653
Custodian	3,349	3,916	4,175	4,251	3,914
Printing	—	139	—	181	—
Miscellaneous	1,084	4,058	918	2,491	687

Total expenses	110,555	205,138	110,066	181,811	88,161
Less fees waived and/or reimbursed by Manager	(25,507)	(34,084)	(25,450)	(31,310)	(23,568)

Total expenses after fees waived and/or reimbursed	85,048	171,054	84,616	150,501	64,593

Net investment income	3,407,895	7,419,787	3,890,033	7,158,541	3,217,870

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(96,003)	(57,330)	(57,242)	(53,010)	(42,296)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	3,657,378	7,300,445	3,544,617	6,393,572	2,632,062

	3,561,375	7,243,115	3,487,375	6,340,562	2,589,766

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	2,255,775	5,789,036	3,879,746	6,851,394	3,670,467
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	7,629,128	17,299,369	8,969,147	16,905,737	7,607,637

	9,884,903	23,088,405	12,848,893	23,757,131	11,278,104

Total realized and unrealized gain	13,446,278	30,331,520	16,336,268	30,097,693	13,867,870

Net Increase in Net Assets Resulting from Operations	$16,854,173	$37,751,307	$20,226,301	$37,256,234	$17,085,740

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	83

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2014 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$1,367,740	$664,676	$693,970	$214,862
Securities lending — affiliated — net	5,185	8,679	9,551	3,272
Income — affiliated	892	438	444	126
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	2,964,441	995,674	1,026,229	231,787
Interest	675,416	194,552	127,551	15,485
Expenses	(140,814)	(45,049)	(43,537)	(9,203)
Fees waived	9,836	2,910	2,790	511

Total income	4,882,696	1,821,880	1,816,998	456,840

Expenses
Investment advisory	94,311	33,634	32,734	7,734
Professional	14,522	14,155	14,293	14,086
Independent Trustees	6,289	3,149	3,100	1,986
Custodian	4,911	4,560	4,801	4,531
Printing	21	—	—	—
Miscellaneous	1,158	268	268	36

Total expenses	121,212	55,766	55,196	28,373
Less fees waived and/or reimbursed by Manager	(26,906)	(22,130)	(22,461)	(20,636)

Total expenses after fees waived and/or reimbursed	94,306	33,636	32,735	7,737

Net investment income	4,788,390	1,788,244	1,784,263	449,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(30,066)	(11,419)	(20,190)	(13,949)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	3,829,356	1,211,638	1,108,274	237,458

	3,799,290	1,200,219	1,088,084	223,509

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	5,190,403	2,213,328	2,298,561	632,438
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	11,522,762	4,439,550	4,420,267	1,044,642

	16,713,165	6,652,878	6,718,828	1,677,080

Total realized and unrealized gain	20,512,455	7,853,097	7,806,912	1,900,589

Net Increase in Net Assets Resulting from Operations	$25,300,845	$9,641,341	$9,591,175	$2,349,692

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,407,895	$4,867,104	$7,419,787	$10,104,416
Net realized gain	3,561,375	1,607,960	7,243,115	3,828,007
Net change in unrealized appreciation/depreciation	9,884,903	14,094,143	23,088,405	38,380,342

Net increase in net assets resulting from operations	16,854,173	20,569,207	37,751,307	52,312,765

Capital Transactions
Proceeds from contributions	84,478,132	144,647,039	162,984,257	318,705,787
Value of withdrawals	(57,448,982)	(45,593,905)	(61,079,677)	(41,988,538)

Net increase in net assets derived from capital transactions	27,029,150	99,053,134	101,904,580	276,717,249

Net Assets
Total increase in net assets	43,883,323	119,622,341	139,655,887	329,030,014
Beginning of period	321,593,998	201,971,657	616,003,180	286,973,166

End of period	$365,477,321	$321,593,998	$755,659,067	$616,003,180

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,890,033	$4,475,644	$7,158,541	$9,597,272
Net realized gain	3,487,375	1,990,965	6,340,562	4,334,962
Net change in unrealized appreciation/depreciation	12,848,893	19,109,774	23,757,131	43,159,767

Net increase in net assets resulting from operations	20,226,301	25,576,383	37,256,234	57,092,001

Capital Transactions
Proceeds from contributions	122,814,704	145,933,393	161,558,177	293,938,444
Value of withdrawals	(29,447,416)	(15,350,255)	(41,268,877)	(28,556,445)

Net increase in net assets derived from capital transactions	93,367,288	130,583,138	120,289,300	265,381,999

Net Assets
Total increase in net assets	113,593,589	156,159,521	157,545,534	322,474,000
Beginning of period	278,607,679	122,448,158	528,480,985	206,006,985

End of period	$392,201,268	$278,607,679	$686,026,519	$528,480,985

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$3,217,870	$3,705,666	$4,788,390	$6,295,044
Net realized gain	2,589,766	1,824,068	3,799,290	2,945,613
Net change in unrealized appreciation/depreciation	11,278,104	17,703,398	16,713,165	31,074,476

Net increase in net assets resulting from operations	17,085,740	23,233,132	25,300,845	40,315,133

Capital Transactions
Proceeds from contributions	102,004,926	111,267,543	111,789,940	197,281,684
Value of withdrawals	(18,404,772)	(9,088,154)	(28,414,225)	(18,574,323)

Net increase in net assets derived from capital transactions	83,600,154	102,179,389	83,375,715	178,707,361

Net Assets
Total increase in net assets	100,685,894	125,412,521	108,676,560	219,022,494
Beginning of period	207,175,073	81,762,552	326,693,368	107,670,874

End of period	$307,860,967	$207,175,073	$435,369,928	$326,693,368

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,788,244	$1,923,460	$1,784,263	$1,931,263
Net realized gain	1,200,219	877,646	1,088,084	759,409
Net change in unrealized appreciation/depreciation	6,652,878	9,780,807	6,718,828	10,064,564

Net increase in net assets resulting from operations	9,641,341	12,581,913	9,591,175	12,755,236

Capital Transactions
Proceeds from contributions	60,152,284	62,561,233	58,656,459	70,124,735
Value of withdrawals	(8,887,091)	(3,753,224)	(11,010,154)	(5,194,644)

Net increase in net assets derived from capital transactions	51,265,193	58,808,009	47,646,305	64,930,091

Net Assets
Total increase in net assets	60,906,534	71,389,922	57,237,480	77,685,327
Beginning of period	104,566,749	33,176,827	103,722,368	26,037,041

End of period	$165,473,283	$104,566,749	$160,959,848	$103,722,368

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	JUNE 30, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$449,103	$436,743
Net realized gain	223,509	136,021
Net change in unrealized appreciation/depreciation	1,677,080	2,277,997

Net increase in net assets resulting from operations	2,349,692	2,850,761

Capital Transactions
Proceeds from contributions	19,190,717	17,371,497
Value of withdrawals	(6,016,918)	(1,162,211)

Net increase in net assets derived from capital transactions	13,173,799	16,209,286

Net Assets
Total increase in net assets	15,523,491	19,060,047
Beginning of period	23,968,025	4,907,978

End of period	$39,491,516	$23,968,025

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	87

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	4.92%	[2]	7.72%		9.17%		(0.59)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%	[6]	0.16%		0.18%		3.44%	[6,7]

Total expenses after fees waived[3,4,5]	0.12%	[6]	0.14%		0.15%		0.15%	[6]

Net investment income[4,5,8]	2.00%	[6]	1.74%		2.02%		2.87%	[6]

Supplemental Data
Net assets, end of period (000)	$365,477		$321,594		$201,972		$1,968

Portfolio turnover	8%	[9]	18%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	5.40%	[2]	11.36%		11.36%		(3.71)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%	[6]	0.16%		0.19%		3.55%	[6,7]

Total expenses after fees waived[3,4,5]	0.12%	[6]	0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	2.17%	[6]	2.01%		2.19%		2.70%	[6]

Supplemental Data
Net assets, end of period (000)	$755,659		$616,003		$286,973		$1,908

Portfolio turnover	3%	[9]	12%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.10% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	89

Financial Highlights	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
		2013	2012

Total Investment Return
Total investment return	5.72%[2]	13.48%	12.34%	(5.10)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%[6]	0.17%	0.23%	3.59%[6,7]

Total expenses after fees waived[3,4,5]	0.11%[6]	0.14%	0.16%	0.18%[6]

Net investment income[4,5,8]	2.30%[6]	2.19%	2.27%	2.58%[6]

Supplemental Data
Net assets, end of period (000)	$392,201	$278,608	$122,448	$1,882

Portfolio turnover	4%[9]	13%[9]	0%[10,11]	0%[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.11% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04%, 0.03% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	5.98%	[2]	15.40%		13.28%		(6.28)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%	[6]	0.16%		0.21%		3.63%	[6,7]

Total expenses after fees waived[3,4,5]	0.12%	[6]	0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.38%	[6]	2.33%		2.36%		2.50%	[6]

Supplemental Data
Net assets, end of period (000)	$686,027		$528,481		$206,007		$1,859

Portfolio turnover	3%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.12% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04%, 0.04% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	91

Financial Highlights	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	6.27%	[2]	17.02%		14.07%		(7.35)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%	[6]	0.18%		0.26%		3.67%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%	[6]	0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.49%	[6]	2.47%		2.44%		2.43%	[6]

Supplemental Data
Net assets, end of period (000)	$307,861		$207,175		$81,763		$1,838

Portfolio turnover	3%	[9]	12%	[9]	1%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.13% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7%, for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	6.49%	[2]	18.66%		15.03%		(8.42)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.13%	[6]	0.17%		0.24%		3.70%	[6,7]

Total expenses after fees waived[3,4,5]	0.12%	[6]	0.15%		0.18%		0.20%	[6]

Net investment income[4,5,8]	2.54%	[6]	2.59%		2.50%		2.36%	[6]

Supplemental Data
Net assets, end of period (000)	$435,370		$326,693		$107,671		$1,819

Portfolio turnover	3%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.14% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	93

Financial Highlights	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	6.54%	[2]	20.33%		15.61%		(9.49)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.15%	[6]	0.21%		0.41%		3.74%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%	[6]	0.15%		0.17%		0.21%	[6]

Net investment income[4,5,8]	2.66%	[6]	2.77%		2.62%		2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$165,473		$104,567		$33,177		$1,799

Portfolio turnover	3%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	JUNE 30, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	6.78%	[2]	21.62%		16.37%		(10.34)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.15%	[6]	0.21%		0.46%		3.76%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%	[6]	0.15%		0.18%		0.21%	[6]

Net investment income[4,5,8]	2.73%	[6]	2.91%		2.67%		2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$160,960		$103,722		$26,037		$1,784

Portfolio turnover	2%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, 0.06%, 0.05% and 0.07% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2014	95

Financial Highlights	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	7.05%	[2]	22.99%		16.83%		(10.96)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.24%	[6]	0.42%		1.39%		3.79%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%	[6]	0.15%		0.15%		0.21%	[6]

Net investment income[4,5,8]	2.90%	[6]	3.09%		2.76%		2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$39,492		$23,968		$4,908		$1,769

Portfolio turnover	14%	[9]	15%	[9]	8%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.08% for the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”) are each a series of MIP.

As of June 30, 2014, LifePath Index Retirement Master Portfolio’s, LifePath Index 2020 Master Portfolio’s, LifePath Index 2025 Master Portfolio’s, and LifePath Index 2030 Master Portfolio’s investment in the Bond Index Master Portfolio’s represented 52.5%, 42.7%, 35.5% and 29.3%, respectively, of net assets. LifePath Index 2020 Master Portfolio’s, LifePath Index 2025 Master Portfolio’s, LifePath Index 2030 Master Portfolio’s, LifePath Index 2035 Master Portfolio’s, LifePath Index 2040 Master Portfolio’s, LifePath Index 2045 Master Portfolio’s, LifePath Index 2050 Master Portfolio’s and LifePath Index 2055 Master Portfolio’s investment in the Russell 1000® Index Master Portfolio was 27.8%, 32.5%, 36.6%, 40.2%, 43.7%, 46.6%, 49.6% and 51.7%, respectively, of net assets. As such, The financial statements of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, including the Schedules of Investments, can be read in conjunction with each LifePath Index Master Portfolios’ financial statements. ACWI ex-US Index Master Portfolio’s, Bond Index Master Portfolio’s, Master Small Cap Index Series’ and Russell 1000® Index Master Portfolio’s financial statements, included in filings by MIP, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

LifePath Index Master Portfolios will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of June 30, 2014, each LifePath Index Master Portfolio held the percentage of interests in the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Index Retirement Master Portfolio	7.6%	16.1%	2.2%	4.2%
LifePath Index 2020 Master Portfolio	21.0%	27.1%	3.8%	11.5%
LifePath Index 2025 Master Portfolio	8.9%	11.7%	1.7%	7.0%
LifePath Index 2030 Master Portfolio	23.4%	16.9%	2.7%	13.7%
LifePath Index 2035 Master Portfolio	8.6%	6.2%	1.1%	6.8%
LifePath Index 2040 Master Portfolio	16.1%	6.9%	1.4%	10.4%
LifePath Index 2045 Master Portfolio	4.5%	2.1%	0.5%	4.2%
LifePath Index 2050 Master Portfolio	4.6%	1.4%	0.4%	4.4%
LifePath Index 2055 Master Portfolio	0.7%	0.2%	0.1%	1.1%

The LifePath Index Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. Each LifePath Index Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Index Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading

BLACKROCK FUNDS III	JUNE 30, 2014	97

Notes to Financial Statements (continued)	Master Investment Portfolio

on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Index Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each LifePath Index Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Index Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio on the next business day. During the term of the loan, each LifePath Index Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Index Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Index Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

98	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

The following table is a summary of each LifePath Index Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA as of June 30, 2014:

LifePath Index Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$202,776	$(202,776)	—
Goldman Sachs & Co.	71,568	(71,568)	—

Total	$274,344	$(274,344)	—

LifePath Index 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$119,280	$(119,280)	—

LifePath Index 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$9,639	$(9,639)	—

[1]	Collateral has been received in connection with securities lending agreements as follows. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2035 Master Portfolio
$279,510	$121,500	$9,840

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Index Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolios pay to the Manager indirectly through their investments in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2014, the amounts waived were as follows:

LifePath Index Retirement Master Portfolio	$279
LifePath Index 2020 Master Portfolio	$622
LifePath Index 2025 Master Portfolio	$446
LifePath Index 2030 Master Portfolio	$698
LifePath Index 2035 Master Portfolio	$409
LifePath Index 2040 Master Portfolio	$482
LifePath Index 2045 Master Portfolio	$237
LifePath Index 2050 Master Portfolio	$205
LifePath Index 2055 Master Portfolio	$75

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Index Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Index Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending

BLACKROCK FUNDS III	JUNE 30, 2014	99

Notes to Financial Statements (continued)	Master Investment Portfolio

income it receives in order to effectively limit the collateral investment fees the LifePath Index Master Portfolios bear to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Index Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Index Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Index Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Index Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2014, each LifePath Index Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
$2,826	$3,468	$4,946	$3,936	$4,261	$2,046	$2,481	$2,892	$990

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income — affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the six months ended June 30, 2014 were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
Purchases	$56,238,459	$124,311,003	$109,607,989	$141,125,916	$92,645,427	$95,082,775	$55,803,345	$51,049,107	$17,721,385
Sales	$28,283,168	$20,854,507	$15,018,528	$18,271,033	$7,738,878	$10,478,096	$4,199,065	$2,778,919	$4,359,186

6. Income Tax Information:

Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s U.S. federal tax returns remains open for the two years ended December 31, 2013 and period ended December 31, 2011. The statutes of limitations on each LifePath Index Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

7. Bank Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by BFA and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the LifePath Index Master Portfolios may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath Index Master Portfolios, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations

100	BLACKROCK FUNDS III	JUNE 30, 2014

Notes to Financial Statements (concluded)	Master Investment Portfolio

as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Index Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2014.

8. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2014	101

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is

102	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of each Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS III	JUNE 30, 2014	103

Disclosure of Investment Advisory Agreement (continued)

requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and sta-

tistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of each Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that for each of the one-year and since-inception periods reported, each Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for each Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual management fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of management fee comparisons.

The Board noted that the contractual management fee rate of each of LifePath Index 2020 Master Portfolio/LifePath Index 2020 Portfolio, LifePath Index 2025 Master Portfolio/LifePath Index 2025 Portfolio, LifePath Index 2035 Master Portfolio/LifePath Index 2035 Portfolio, LifePath Index 2045 Master Portfolio/LifePath Index 2045 Portfolio and LifePath Index 2050 Master Portfolio/LifePath Index 2050 Portfolio ranked in the first quartile. The Board also noted that the actual management fee rate of each of these Master Portfolios/Portfolios and the total expense ratio of each of these Portfolios each ranked in the first quartile, relative to the relevant Portfolio’s Expense Peers.

104	BLACKROCK FUNDS III	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that LifePath Index Retirement Master Portfolio’s/LifePath Index Retirement Portfolio’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and the Portfolio’s total expense ratio ranked second out of four funds and in the first quartile, respectively, relative to the Portfolio’s Expense Peers.

The Board noted that the contractual management fee rate of each of LifePath Index 2030 Master Portfolio/LifePath Index 2030 Portfolio and LifePath Index 2040 Master Portfolio/LifePath Index 2040 Portfolio ranked in the first quartile. The Board also noted that the actual management fee rate of each of these Master Portfolios/Portfolios and the total expense ratio of each of these Portfolios ranked in the second and first quartiles, respectively, relative to the relevant Portfolio’s Expense Peers.

The Board noted that LifePath Index 2055 Master Portfolio’s/LifePath Index 2055 Portfolio’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and the Portfolio’s total expense ratio ranked first out of three funds and in the first quartile, respectively, relative to the Portfolio’s Expense Peers.

The Board also noted that, with respect to each Portfolio, BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2014	105

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the LifePath Index Portfolios and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the LifePath Index Portfolios. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

106	BLACKROCK FUNDS III	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Index Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Index Portfolios’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Index Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Portfolios/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Portfolios/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Portfolios/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2014	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS III	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

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BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

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BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	JUNE 30, 2014	109

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Index Portfolios unless preceded or accompanied by that LifePath Index Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Russell 1000® Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock Russell 1000® Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2014, the Fund’s Institutional Shares returned 7.20%, Investor A Shares returned 7.04% and Class K Shares returned 7.18%. The benchmark Russell 1000® Index returned 7.27% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

•

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging market economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

•

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

•

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

•

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

•

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product (“GDP”) numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

4	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments whose price is linked to the value of common stock.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2014

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	7.20%	25.56%	15.16%
Investor A	7.04	24.79	14.76
Class K	7.18	25.11	15.07
Russell 1000® Index	7.27	25.35	15.30

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,072.00	$0.92	$1,000.00	$1,023.90	$0.90	0.18%
Investor A	$1,000.00	$1,070.40	$2.21	$1,000.00	$1,022.66	$2.16	0.43%
Class K	$1,000.00	$1,071.80	$0.67	$1,000.00	$1,024.15	$0.65	0.13%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from income available to be paid to shareholders. The Fund’s administrator has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Statement of Assets and Liabilities	BlackRock Russell 1000® Index Fund

June 30, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $59,600,494)	$84,785,507
Capital shares sold receivable	599,311
Receivable from administrator	7,046
Prepaid expenses	35,338

Total assets	85,427,202

Liabilities
Contributions payable to the Master Portfolio	593,138
Income dividends payable	323,671
Capital gain distributions payable	246,883
Professional fees payable	30,291
Printing fees payable	13,043
Capital shares redeemed payable	6,173
Transfer agent fees payable	2,528
Service fees payable	2,504
Other accrued expenses payable	1,628

Total liabilities	1,219,859

Net Assets	$84,207,343

Net Assets Consist of
Paid-in capital	$59,765,404
Undistributed net investment income	7,286
Accumulated net realized loss allocated from the Master Portfolio	(750,360)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	25,185,013

Net Assets	$84,207,343

Net Asset Value
Institutional — Based on net assets of $254,684 and 17,828 shares outstanding, unlimited number of shares authorized, no par value	$14.29

Investor A — Based on net assets of $12,440,002 and 874,950 shares outstanding, unlimited number of shares authorized, no par value	$14.22

Class K — Based on net assets of $71,512,657 and 5,023,956 shares outstanding, unlimited number of shares authorized, no par value	$14.23

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	7

Statement of Operations	BlackRock Russell 1000® Index Fund

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$763,986
Dividends — affiliated	665
Foreign taxes withheld	(235)
Securities lending — affiliated — net	6,128
Income — affiliated	1,516
Expenses	(25,441)
Fees waived	744

Total income	747,363

Fund Expenses
Administration	15,756
Professional	17,890
Printing	14,637
Registration	30,183
Service — Investor A	13,704
Transfer agent — Institutional	299
Transfer agent — Investor A	2,981
Transfer agent — Class K	90
Miscellaneous	3,930
Recoupment of past waived fees — class specific	173

Total expenses	99,643
Less administration fees waived	(15,756)
Less transfer agent fees waived — Institutional	(34)
Less transfer agent fees waived — Investor A	(127)
Less transfer agent fees waived — Class K	(45)
Less transfer agent fees reimbursed — Institutional	(215)
Less transfer agent fees reimbursed — Investor A	(572)
Less transfer agent fees reimbursed — Class K	(44)
Less fees waived and/or reimbursed by administrator	(38,092)

Total expenses after fees waived and/or reimbursed	44,758

Net investment income	702,605

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	526,914
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	4,578,703

Total realized and unrealized gain	5,105,617

Net Increase in Net Assets Resulting from Operations	$5,808,222

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Russell 1000® Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$702,605	$1,216,767
Net realized gain	526,914	1,501,144
Net change in unrealized appreciation/depreciation	4,578,703	16,064,264

Net increase in net assets resulting from operations	5,808,222	18,782,175

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,937)	(2,078)[1]
Investor A	(87,748)	(72,388)[1]
Class K	(609,962)	(1,146,332)[1]
Net realized gain:
Institutional	(878)	(4,993)[1]
Investor A	(43,053)	(179,276)[1]
Class K	(247,090)	(1,892,894)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(990,668)	(3,297,961)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,506,769	(593,137)

Net Assets
Total increase in net assets	10,324,323	14,891,077
Beginning of period	73,883,020	58,991,943

End of period	$84,207,343	$73,883,020

Undistributed net investment income	$7,286	$4,328

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	9

Financial Highlights	BlackRock Russell 1000® Index Fund

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
			2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.49		$10.62		$9.40		$10.00

Net investment income[2]	0.12		0.23		0.21		0.13
Net realized and unrealized gain (loss)	0.85		3.26		1.33		(0.60)

Net increase (decrease) from investment operations	0.97		3.49		1.54		(0.47)

Dividends and distributions from:
Net investment income	(0.12)		(0.23)[3]		(0.21)[3]		(0.13)[3]
Net realized capital gain	(0.05)		(0.39)[3]		(0.11)[3]		(0.00)[3,4]
Tax return of capital	—		—		—		(0.00)[3,4]

Total dividends and distributions	(0.17)		(0.62)		(0.32)		(0.13)

Net asset value, end of period	$14.29		$13.49		$10.62		$9.40

Total Investment Return[5]
Based on net asset value	7.20%	[6]	33.09%		16.42%		(4.72)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.57%	[8,9]	0.56%	[9]	0.65%	[10]	1.84% [8,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[8,9]	0.23%	[9]	0.23%	[10]	0.22% [8,11]

Net investment income	1.76%	[8,9]	1.80%	[9]	2.07%	[10]	1.86% [8,11]

Supplemental Data
Net assets, end of period (000)	$255		$183		$28		$24

Portfolio turnover of the Master Portfolio	7%		14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended June 30, 2014 and the year ended December 31, 2013.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Russell 1000® Index Fund

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
			2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.43		$10.61		$9.39		$10.00

Net investment income[2]	0.10		0.19		0.19		0.13
Net realized and unrealized gain (loss)	0.84		3.22		1.33		(0.62)

Net increase (decrease) from investment operations	0.94		3.41		1.52		(0.49)

Dividends and distributions from:
Net investment income	(0.10)		(0.20)[3]		(0.19)[3]		(0.12)[3]
Net realized capital gain	(0.05)		(0.39)[3]		(0.11)[3]		(0.00)[3,4]
Tax return of capital	—		—		—		(0.00)[3,4]

Total dividends and distributions	(0.15)		(0.59)		(0.30)		(0.12)

Net asset value, end of period	$14.22		$13.43		$10.61		$9.39

Total Investment Return[5]
Based on net asset value	7.04%	[6]	32.35%		16.18%		(4.93)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.58%	[8,9]	0.66%	[9]	0.83%	[10]	1.40% [8,11,12]

Total expenses after fees waived and/or reimbursed	0.43%	[8,9]	0.48%	[9]	0.45%	[10]	0.45% [8,11]

Net investment income	1.53%	[8,9]	1.56%	[9]	1.83%	[10]	1.80% [8,11]

Supplemental Data
Net assets, end of period (000)	$12,440		$6,454		$2,310		$1,918

Portfolio turnover of the Master Portfolio	7%		14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended June 30, 2014 and the year ended December 31, 2013.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	11

Financial Highlights (concluded)	BlackRock Russell 1000® Index Fund

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
			2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.44		$10.61		$9.40		$10.00

Net investment income[2]	0.12		0.23		0.22		0.13
Net realized and unrealized gain (loss)	0.84		3.22		1.32		(0.60)

Net increase (decrease) from investment operations	0.96		3.45		1.54		(0.47)

Dividends and distributions from:
Net investment income	(0.12)		(0.23)[3]		(0.22)[3]		(0.13)[3]
Net realized capital gain	(0.05)		(0.39)[3]		(0.11)[3]		(0.00	)3.4
Tax return of capital	—		—		—		(0.00)[3,4]

Total dividends and distributions	(0.17)		(0.62)		(0.33)		(0.13)

Net asset value, end of period.	$14.23		$13.44		$10.61		$9.40

Total Investment Return[5]
Based on net asset value	7.18%	[6]	32.80%		16.37%		(4.68)%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.27%	[8,9]	0.33%	[9]	0.52%	[10]	1.11%	[8,11,12]

Total expenses after fees waived and/or reimbursed	0.13%	[8,9]	0.18%	[9]	0.18%	[10]	0.18%	8.11

Net investment income	1.81%	[8,9]	1.85%	[9]	2.11%	[10]	2.02%	8.11

Supplemental Data
Net assets, end of period (000)	$71,513		$67,246		$56,654		$46,785

Portfolio turnover of the Master Portfolio	7%		14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended June 30, 2014 and the year ended December 31, 2013.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	BlackRock Russell 1000® Index Fund

1. Organization:

BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2014 was 4.6%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. Prior to March 21, 2014, the Fund paid the Administrator a monthly fee at an annual rate of 0.08% of the average daily net assets of the Fund.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously BTC contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 0.15% for Institutional Shares, 0.40% for Investor A Shares and 0.10% for Class K

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	13

Notes to Financial Statements (continued)	BlackRock Russell 1000® Index Fund

Shares. Prior to March 21, 2014, the expense limitations as a percentage of average daily net assets was as follows: 0.23% for Institutional Shares, 0.48% for Investor A Shares and 0.18% for Class K Shares. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the independent Trustees. The Fund may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA, BAL or BTC, the previous administrator, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or BTC, the previous administrator, up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal year under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or BTC, the previous administrator, or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL or BTC, the previous administrator, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or BTC, the previous administrator, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or BTC, the previous administrator, became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2014, BAL recouped class specific waivers and/or reimbursements of $173, which is included in Recoupment of past fees waived — class specific in the Statement of Operations.

On June 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015	2016
	BTC	BAL	BAL	BAL
Fund level	$111,439	$64,013	$100,090	$53,848
Institutional	$14	$8	$185	$249
Investor A	—	$831	$981	$699
Class K	$870	—	$149	$89

The Trust, on behalf of the Fund, entered into a separate Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distributions service to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
$215	$572	$44

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

14	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	BlackRock Russell 1000® Index Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the two years ended December 31, 2013 and period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed the tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,361	$60,910	11,914	$146,566
Shares issued to shareholders in reinvestment of dividends and distributions	166	2,350	416	5,533
Shares redeemed	(279)	(3,798)	(1,393)	(17,962)

Net increase	4,248	$59,462	10,937	$134,137

Investor A
Shares sold	471,130	$6,319,882	303,478	$3,788,551
Shares issued to shareholders in reinvestment of dividends and distributions	9,280	130,275	19,062	250,199
Shares redeemed	(86,180)	(1,163,135)	(59,596)	(765,167)

Net increase	394,230	$5,287,022	262,944	$3,273,583

Class K
Shares sold	271,770	$3,597,003	218,553	$2,722,196
Shares issued to shareholders in reinvestment of dividends and distributions	61,052	856,615	233,924	3,037,651
Shares redeemed	(312,295)	(4,293,333)	(786,734)	(9,760,704)

Net increase (decrease)	20,527	$160,285	(334,257)	$(4,000,857)

Total Net Increase (Decrease)	419,005	$5,506,769	(60,376)	$(593,137)

At June 30, 2014, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	2,538

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	15

Master Portfolio Information	Russell 1000® Index Master Portfolio

As of June 30, 2014

Top Ten Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobil Corp.	2
Microsoft Corp.	2
Johnson & Johnson	1
General Electric Co.	1
Wells Fargo & Co.	1
Chevron Corp.	1
iShares Russell 1000 ETF	1
Berkshire Hathway, Inc., Class B	1
JPMorgan Chase & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	17
Health Care	13
Consumer Discretionary	12
Industrials	11
Energy	10
Consumer Staples	9
Materials	4
Utilities	3
Telecommunication Services	2
Investment Companies	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
Alliant Techsystems, Inc.	2,782	$372,565
BE Aerospace, Inc. (a)	9,201	851,001
The Boeing Co.	63,704	8,105,060
Exelis, Inc.	16,749	284,398
General Dynamics Corp.	26,722	3,114,449
Hexcel Corp. (a)	8,537	349,163
Honeywell International, Inc.	68,411	6,358,803
Huntington Ingalls Industries, Inc.	4,288	405,602
L-3 Communications Holdings, Inc.	7,532	909,489
Lockheed Martin Corp.	23,677	3,805,604
Northrop Grumman Corp.	18,705	2,237,679
Precision Castparts Corp.	12,646	3,191,850
Raytheon Co.	27,329	2,521,100
Rockwell Collins, Inc.	11,883	928,538
Spirit Aerosystems Holdings, Inc., Class A (a)	10,597	357,119
Textron, Inc.	24,336	931,825
TransDigm Group, Inc.	4,650	777,759
Triumph Group, Inc.	4,611	321,940
United Technologies Corp.	80,084	9,245,698

		45,069,642
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. (b)	12,963	826,910
Expeditors International of Washington, Inc.	17,237	761,186
FedEx Corp.	25,815	3,907,874
United Parcel Service, Inc., Class B	61,835	6,347,981

		11,843,951
Airlines — 0.5%
Alaska Air Group, Inc. (b)	6,001	570,395
American Airlines Group, Inc. (a)	62,931	2,703,516
Copa Holdings SA, Class A	2,944	419,726
Delta Air Lines, Inc.	74,069	2,867,952
Southwest Airlines Co.	60,431	1,623,177
Spirit Airlines, Inc. (a)	6,365	402,522
United Continental Holdings, Inc. (a)	32,644	1,340,689

		9,927,977
Auto Components — 0.4%
Allison Transmission Holdings, Inc.	11,815	367,447
BorgWarner, Inc.	19,969	1,301,779
Gentex Corp.	12,821	372,963
The Goodyear Tire & Rubber Co.	21,896	608,271
Johnson Controls, Inc.	58,016	2,896,739
Lear Corp.	7,066	631,135
TRW Automotive Holdings Corp. (a)	9,683	866,822
Visteon Corp. (a)	4,228	410,158

		7,455,314
Automobiles — 0.8%
Ford Motor Co.	339,295	5,849,446
General Motors Co.	140,118	5,086,284
Harley-Davidson, Inc.	19,073	1,332,249
Tesla Motors, Inc. (a)	8,306	1,993,938
Thor Industries, Inc.	4,099	233,110

		14,495,027
Beverages — 1.9%
Brown-Forman Corp., Class B	13,447	1,266,304
The Coca-Cola Co.	346,884	14,694,006
Coca-Cola Enterprises, Inc.	21,960	1,049,249
Constellation Brands, Inc., Class A (a)	14,023	1,235,847
Common Stocks	Shares	Value
Beverages (concluded)
Dr Pepper Snapple Group, Inc.	17,152	$1,004,764
Keurig Green Mountain, Inc. (b)	12,354	1,539,432
Molson Coors Brewing Co., Class B (b)	11,871	880,353
Monster Beverage Corp. (a)	12,516	889,012
PepsiCo, Inc.	132,440	11,832,190

		34,391,157
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	17,284	2,700,625
Alkermes PLC (a)	12,637	636,020
Alnylam Pharmaceuticals, Inc. (a)	5,813	367,207
Amgen, Inc.	66,139	7,828,873
Biogen Idec, Inc. (a)	20,722	6,533,854
BioMarin Pharmaceutical, Inc. (a)	12,758	793,675
Celgene Corp. (a)	73,162	6,283,153
Cubist Pharmaceuticals, Inc. (a)	6,587	459,904
Gilead Sciences, Inc. (a)	134,165	11,123,620
Incyte Corp. Ltd. (a)	12,645	713,684
Intercept Pharmaceuticals, Inc. (a)	1,092	258,400
Medivation, Inc. (a)	6,693	515,896
Myriad Genetics, Inc. (a)(b)	6,578	256,016
Pharmacyclics, Inc. (a)	5,325	477,706
Regeneron Pharmaceuticals, Inc. (a)	6,889	1,945,936
Seattle Genetics, Inc. (a)(b)	8,744	334,458
United Therapeutics Corp. (a)	4,252	376,260
Vertex Pharmaceuticals, Inc. (a)	20,641	1,954,290

		43,559,577
Building Products — 0.2%
Allegion PLC	8,429	477,756
AO Smith Corp.	6,597	327,079
Armstrong World Industries, Inc. (a)	3,966	227,767
Fortune Brands Home & Security, Inc.	14,459	577,348
Lennox International, Inc.	4,291	384,345
Masco Corp.	31,265	694,083
Owens Corning	10,227	395,580
USG Corp. (a)	8,157	245,771

		3,329,729
Capital Markets — 1.9%
Affiliated Managers Group, Inc. (a)	4,833	992,698
Ameriprise Financial, Inc.	16,586	1,990,320
Artisan Partners Asset Management, Inc.	2,410	136,599
The Bank of New York Mellon Corp.	99,617	3,733,645
BlackRock, Inc. (c)	11,138	3,559,705
E*Trade Financial Corp. (a)	25,136	534,391
Eaton Vance Corp.	10,404	393,167
Federated Investors, Inc., Class B	8,252	255,152
Franklin Resources, Inc.	34,657	2,004,561
The Goldman Sachs Group, Inc.	39,065	6,541,043
Invesco Ltd.	37,793	1,426,686
Lazard Ltd., Class A	10,789	556,281
Legg Mason, Inc. (b)	9,070	465,382
LPL Financial Holdings, Inc.	7,651	380,561
Morgan Stanley	134,012	4,332,608
Northern Trust Corp.	20,655	1,326,257
Raymond James Financial, Inc.	10,920	553,972
SEI Investments Co.	11,596	380,001
State Street Corp.	37,598	2,528,841
T. Rowe Price Group, Inc.	22,960	1,938,054
TD Ameritrade Holding Corp.	23,503	736,819

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	17

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets (concluded)
Waddell & Reed Financial, Inc., Class A	7,381	$461,977

		35,228,720
Chemicals — 2.5%
Air Products & Chemicals, Inc.	18,550	2,385,901
Airgas, Inc.	6,496	707,479
Albemarle Corp.	6,946	496,639
Ashland, Inc.	6,806	740,084
Cabot Corp.	5,658	328,107
Celanese Corp., Series A	13,619	875,429
CF Industries Holdings, Inc.	4,562	1,097,298
Cytec Industries, Inc.	3,143	331,335
The Dow Chemical Co.	105,183	5,412,717
E.I. du Pont de Nemours & Co.	80,224	5,249,859
Eastman Chemical Co.	13,123	1,146,294
Ecolab, Inc.	23,294	2,593,554
FMC Corp.	11,630	827,940
Huntsman Corp.	17,640	495,684
International Flavors & Fragrances, Inc.	7,139	744,455
LyondellBasell Industries NV, Class A	38,525	3,761,966
Monsanto Co.	45,790	5,711,845
The Mosaic Co.	29,246	1,446,215
NewMarket Corp. (b)	787	308,591
Platform Specialty Products Corp. (a)	7,452	208,880
PPG Industries, Inc.	12,078	2,538,192
Praxair, Inc.	25,590	3,399,376
Rayonier Advanced Materials, Inc. (a)	3,681	142,652
Rockwood Holdings, Inc.	6,288	477,825
RPM International, Inc.	11,612	536,242
The Scotts Miracle-Gro Co., Class A	3,925	223,175
The Sherwin-Williams Co.	7,522	1,556,377
Sigma-Aldrich Corp.	10,380	1,053,362
The Valspar Corp. (b)	7,414	564,873
Westlake Chemical Corp.	3,591	300,782
WR Grace & Co. (a)	6,653	628,908

		46,292,036
Commercial Banks — 2.8%
Associated Banc-Corp	13,917	251,619
Bank of Hawaii Corp.	3,824	224,431
BankUnited, Inc.	8,898	297,905
BB&T Corp.	62,784	2,475,573
BOK Financial Corp.	2,373	158,042
CIT Group, Inc.	16,894	773,069
City National Corp.	4,166	315,616
Comerica, Inc.	15,866	795,839
Commerce Bancshares, Inc.	7,167	333,265
Cullen/Frost Bankers, Inc. (b)	4,602	365,491
East West Bancorp, Inc.	12,437	435,171
Fifth Third Bancorp	74,290	1,586,091
First Horizon National Corp.	20,392	241,849
First Niagara Financial Group, Inc.	30,717	268,467
First Republic Bank	12,033	661,695
Fulton Financial Corp.	16,489	204,299
Huntington Bancshares, Inc.	72,290	689,647
KeyCorp	77,149	1,105,545
M&T Bank Corp. (b)	11,492	1,425,583
PacWest Bancorp	8,903	384,343
The PNC Financial Services Group, Inc. (c)	46,662	4,155,251
Popular, Inc. (a)	8,995	307,449
Regions Financial Corp.	120,449	1,279,168
Common Stocks	Shares	Value
Commercial Banks (concluded)
Signature Bank (a)	4,146	$523,142
SunTrust Banks, Inc.	46,544	1,864,553
SVB Financial Group (a)	4,438	517,560
Synovus Financial Corp.	12,132	295,778
TCF Financial Corp.	14,576	238,609
US Bancorp	150,064	6,500,772
Wells Fargo & Co.	417,196	21,927,822
Zions Bancorporation	16,167	476,441

		51,080,085
Commercial Services & Supplies — 0.4%
The ADT Corp. (b)	15,215	531,612
Cintas Corp. (b)	8,785	558,199
Clean Harbors, Inc. (a)	5,250	337,313
Copart, Inc. (a)	9,864	354,709
Covanta Holding Corp. (b)	9,448	194,723
Iron Mountain, Inc.	15,030	532,814
KAR Auction Services, Inc.	12,232	389,834
Pitney Bowes, Inc. (b)	17,699	488,846
Republic Services, Inc.	23,194	880,676
Rollins, Inc.	5,662	169,860
RR Donnelley & Sons Co.	17,292	293,272
Stericycle, Inc. (a)	7,397	875,953
Waste Connections, Inc.	10,816	525,117
Waste Management, Inc.	40,649	1,818,230

		7,951,158
Communications Equipment — 1.6%
ARRIS Group, Inc. (a)	11,008	358,090
Brocade Communications Systems, Inc.	37,995	349,554
Cisco Systems, Inc.	447,511	11,120,648
CommScope Holding Co., Inc. (a)	5,468	126,475
EchoStar Corp., Class A (a)	3,775	199,849
F5 Networks, Inc. (a)	6,588	734,167
Harris Corp.	9,301	704,551
JDS Uniphase Corp. (a)	20,236	252,343
Juniper Networks, Inc. (a)	41,456	1,017,330
Knowles Corp. (a)(b)	7,278	223,726
Motorola Solutions, Inc.	19,611	1,305,504
Palo Alto Networks, Inc. (a)	4,548	381,350
QUALCOMM, Inc.	147,451	11,678,119
Riverbed Technology, Inc. (a)	14,013	289,088

		28,740,794
Computers & Peripherals — 3.6%
3D Systems Corp. (a)(b)	9,613	574,857
Apple, Inc.	526,752	48,951,063
Diebold, Inc.	5,748	230,897
EMC Corp.	178,844	4,710,751
Hewlett-Packard Co.	165,552	5,575,791
Lexmark International, Inc., Class A	5,355	257,897
NCR Corp. (a)	14,727	516,771
NetApp, Inc.	28,934	1,056,670
SanDisk Corp.	19,779	2,065,521
Stratasys Ltd. (a)	4,320	490,882
Western Digital Corp.	19,454	1,795,604

		66,226,704
Construction & Engineering — 0.2%
AECOM Technology Corp. (a)	8,663	278,949
Chicago Bridge & Iron Co. NV	8,605	586,861

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering (concluded)
Fluor Corp.	13,900	$1,068,910
Foster Wheeler AG	8,729	297,397
Jacobs Engineering Group, Inc. (a)	11,647	620,552
KBR, Inc.	12,716	303,276
Quanta Services, Inc. (a)	18,666	645,470
URS Corp.	6,136	281,336

		4,082,751
Construction Materials — 0.1%
Eagle Materials, Inc.	4,417	416,435
Martin Marietta Materials, Inc.	4,037	533,086
Vulcan Materials Co.	11,385	725,793

		1,675,314
Consumer Finance — 0.8%
American Express Co.	79,246	7,518,068
Capital One Financial Corp.	49,931	4,124,301
Discover Financial Services	40,730	2,524,445
Navient Corp.	36,917	653,800
Santander Consumer USA Holdings, Inc.	7,553	146,830
SLM Corp.	36,906	306,689

		15,274,133
Containers & Packaging — 0.3%
Aptargroup, Inc.	5,715	382,962
Avery Dennison Corp.	8,313	426,041
Ball Corp.	12,158	762,064
Bemis Co., Inc.	8,805	358,011
Crown Holdings, Inc. (a)	12,104	602,295
Greif, Inc., Class A	2,848	155,387
MeadWestvaco Corp.	14,654	648,586
Owens-Illinois, Inc. (a)	14,418	499,440
Packaging Corp. of America	8,592	614,242
Rock-Tenn Co., Class A	6,303	665,534
Sealed Air Corp.	18,881	645,164
Silgan Holdings, Inc.	3,831	194,691
Sonoco Products Co.	9,038	397,039

		6,351,456
Distributors — 0.1%
Genuine Parts Co.	13,416	1,177,925
LKQ Corp. (a)	26,537	708,272

		1,886,197
Diversified Consumer Services — 0.1%
Apollo Education Group, Inc., Class A (a)	8,552	267,250
DeVry Education Group, Inc. (b)	5,591	236,723
H&R Block, Inc.	23,857	799,687
Service Corp. International	18,698	387,422

		1,691,082
Diversified Financial Services — 3.2%
Ally Financial, Inc. (a)	23,643	565,304
Bank of America Corp.	918,638	14,119,466
CBOE Holdings, Inc.	7,550	371,536
The Charles Schwab Corp.	98,229	2,645,307
Citigroup, Inc.	265,378	12,499,304
CME Group, Inc.	27,890	1,978,795
Interactive Brokers Group, Inc., Class A	4,738	110,348
IntercontinentalExchange Group, Inc.	10,064	1,901,090
JPMorgan Chase & Co.	330,630	19,050,901
Leucadia National Corp.	32,221	844,835
Common Stocks	Shares	Value
Diversified Financial Services (concluded)
McGraw-Hill Financial, Inc.	23,777	$1,974,204
Moody’s Corp.	16,514	1,447,617
MSCI, Inc. (a)	10,190	467,211
The NASDAQ OMX Group, Inc.	10,223	394,812

		58,370,730
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	453,439	16,033,603
CenturyLink, Inc.	50,029	1,811,050
Frontier Communications Corp.	87,433	510,609
Level 3 Communications, Inc. (a)	15,749	691,539
tw telecom, Inc. (a)	12,043	485,453
Verizon Communications, Inc.	361,764	17,701,112
Windstream Holdings, Inc. (b)	53,005	527,930

		37,761,296
Electric Utilities — 1.6%
American Electric Power Co., Inc.	42,738	2,383,498
Duke Energy Corp.	61,781	4,583,532
Edison International	28,530	1,657,878
Entergy Corp.	15,729	1,291,194
Exelon Corp.	74,932	2,733,519
FirstEnergy Corp.	36,626	1,271,655
Great Plains Energy, Inc.	13,595	365,298
Hawaiian Electric Industries, Inc. (b)	8,854	224,183
ITC Holdings Corp. (b)	13,758	501,892
NextEra Energy, Inc.	38,106	3,905,103
Northeast Utilities	27,552	1,302,383
OGE Energy Corp.	17,368	678,742
Pepco Holdings, Inc.	21,780	598,514
Pinnacle West Capital Corp.	9,635	557,288
PPL Corp.	55,312	1,965,235
The Southern Co.	77,894	3,534,830
Westar Energy, Inc. (b)	11,277	430,669
Xcel Energy, Inc.	43,872	1,413,995

		29,399,408
Electrical Equipment — 0.7%
Acuity Brands, Inc.	3,780	522,585
AMETEK, Inc.	21,516	1,124,857
The Babcock & Wilcox Co.	9,627	312,492
Eaton Corp. PLC	41,686	3,217,326
Emerson Electric Co.	61,301	4,067,934
Hubbell, Inc., Class B	5,201	640,503
Regal-Beloit Corp.	3,900	306,384
Rockwell Automation, Inc.	12,093	1,513,560
Roper Industries, Inc.	8,740	1,276,127
SolarCity Corp. (a)(b)	3,718	262,491

		13,244,259
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	13,725	1,322,267
Arrow Electronics, Inc. (a)	8,700	525,567
Avnet, Inc.	12,010	532,163
AVX Corp.	4,251	56,453
CDW Corp.	7,609	242,575
Corning, Inc.	114,200	2,506,690
Dolby Laboratories, Inc., Class A (a)	4,256	183,859
FLIR Systems, Inc.	12,226	424,609
Ingram Micro, Inc., Class A (a)	13,568	396,321
IPG Photonics Corp. (a)	2,956	203,373

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	19

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Jabil Circuit, Inc.	17,958	$375,322
National Instruments Corp.	8,835	286,166
Tech Data Corp. (a)	3,270	204,440
Trimble Navigation Ltd. (a)	22,807	842,719
Vishay Intertechnology, Inc.	11,717	181,496

		8,284,020
Energy Equipment & Services — 1.9%
Atwood Oceanics, Inc. (a)	5,628	295,358
Baker Hughes, Inc.	38,084	2,835,354
Cameron International Corp. (a)	17,834	1,207,540
Diamond Offshore Drilling, Inc. (b)	5,849	290,286
Dresser-Rand Group, Inc. (a)	6,745	429,859
Dril-Quip, Inc. (a)	3,609	394,247
FMC Technologies, Inc. (a)	20,542	1,254,500
Frank’s International NV	2,949	72,545
Halliburton Co.	73,774	5,238,692
Helmerich & Payne, Inc.	8,446	980,665
Nabors Industries Ltd.	26,179	768,877
National Oilwell Varco, Inc.	37,532	3,090,760
Oceaneering International, Inc.	9,479	740,594
Oil States International, Inc. (a)	4,098	262,641
Patterson-UTI Energy, Inc.	12,616	440,803
Rowan Cos. PLC, Class A	10,996	351,102
RPC, Inc.	5,573	130,910
Schlumberger Ltd.	113,614	13,400,771
Seadrill Ltd.	30,951	1,236,493
Superior Energy Services, Inc.	13,674	494,178
Tidewater, Inc.	4,271	239,817
Unit Corp. (a)	4,275	294,248

		34,450,240
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	38,433	4,425,944
CVS Caremark Corp.	102,141	7,698,367
The Kroger Co.	44,510	2,200,129
Rite Aid Corp. (a)	85,299	611,594
Safeway, Inc.	20,112	690,646
Sprouts Farmers Market, Inc. (a)	8,556	279,953
Sysco Corp.	51,062	1,912,272
Wal-Mart Stores, Inc.	139,182	10,448,393
Walgreen Co.	83,379	6,180,885
Whole Foods Market, Inc.	32,105	1,240,216

		35,688,399
Food Products — 1.5%
Archer-Daniels-Midland Co.	57,169	2,521,725
Bunge Ltd.	12,883	974,470
Campbell Soup Co. (b)	15,147	693,884
ConAgra Foods, Inc.	36,852	1,093,767
Flowers Foods, Inc.	15,188	320,163
General Mills, Inc.	53,678	2,820,242
The Hershey Co.	13,032	1,268,926
The Hillshire Brands Co.	10,243	638,139
Hormel Foods Corp.	11,749	579,813
Ingredion, Inc.	6,507	488,285
The J.M. Smucker Co.	9,056	965,098
Kellogg Co.	22,432	1,473,783
Kraft Foods Group, Inc.	52,002	3,117,520
McCormick & Co., Inc. (b)	11,397	815,911
Mead Johnson Nutrition Co.	17,621	1,641,749
Common Stocks	Shares	Value
Food Products (concluded)
Mondelez International, Inc., Class A	147,761	$5,557,291
Pilgrim’s Pride Corp. (a)	5,553	151,930
Pinnacle Foods, Inc.	4,773	157,032
The Hain Celestial Group, Inc. (a)	4,385	389,125
Tyson Foods, Inc., Class A	23,435	879,750
The WhiteWave Foods Co., Class A (a)	15,209	492,315

		27,040,918
Gas Utilities — 0.2%
AGL Resources, Inc.	10,356	569,891
Atmos Energy Corp.	8,721	465,701
National Fuel Gas Co. (b)	7,347	575,270
ONEOK, Inc.	18,198	1,238,920
Questar Corp.	15,348	380,630
UGI Corp.	9,988	504,394

		3,734,806
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	131,204	5,366,244
Alere, Inc. (a)	7,134	266,954
Align Technology, Inc. (a)	7,143	400,294
Baxter International, Inc.	47,399	3,426,948
Becton Dickinson & Co.	16,876	1,996,431
Boston Scientific Corp. (a)	115,531	1,475,331
C.R. Bard, Inc.	6,679	955,164
CareFusion Corp. (a)	18,028	799,542
The Cooper Cos., Inc.	4,160	563,805
Covidien PLC	39,386	3,551,829
DENTSPLY International, Inc.	12,345	584,536
Edwards Lifesciences Corp. (a)	9,213	790,844
Hill-Rom Holdings, Inc.	4,930	204,644
Hologic, Inc. (a)	20,981	531,868
IDEXX Laboratories, Inc. (a)	4,492	599,996
Intuitive Surgical, Inc. (a)	3,359	1,383,236
Medtronic, Inc.	87,269	5,564,271
ResMed, Inc. (b)	12,255	620,471
Sirona Dental Systems, Inc. (a)	5,044	415,928
St. Jude Medical, Inc.	24,812	1,718,231
Stryker Corp.	29,375	2,476,900
Teleflex, Inc. (b)	3,576	377,626
Varian Medical Systems, Inc. (a)	9,078	754,745
Zimmer Holdings, Inc.	14,648	1,521,341

		36,347,179
Health Care Providers & Services — 2.1%
Aetna, Inc.	31,170	2,527,264
AmerisourceBergen Corp.	19,726	1,433,291
Brookdale Senior Living, Inc. (a)	10,973	365,840
Cardinal Health, Inc.	29,717	2,037,397
Catamaran Corp. (a)	18,037	796,514
Centene Corp. (a)	5,039	380,999
Cigna Corp.	23,431	2,154,949
Community Health Systems, Inc. (a)	10,186	462,139
DaVita HealthCare Partners, Inc. (a)	15,524	1,122,696
Envision Healthcare Holdings, Inc. (a)	7,104	255,105
Express Scripts Holding Co. (a)	67,577	4,685,113
HCA Holdings, Inc. (a)	28,529	1,608,465
Health Net, Inc. (a)	6,989	290,323
Henry Schein, Inc. (a)	7,455	884,685
Humana, Inc.	13,521	1,726,902
Laboratory Corp. of America Holdings (a)	7,406	758,374

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
LifePoint Hospitals, Inc. (a)	3,823	$237,408
McKesson Corp.	20,147	3,751,573
MEDNAX, Inc. (a)(b)	8,801	511,778
Patterson Cos., Inc.	7,499	296,285
Premier, Inc., Class A (a)	3,019	87,551
Quest Diagnostics, Inc. (b)	12,569	737,675
Tenet Healthcare Corp. (a)	8,502	399,084
UnitedHealth Group, Inc.	85,598	6,997,636
Universal Health Services, Inc.	7,760	743,098
VCA Antech, Inc. (a)	7,817	274,299
WellPoint, Inc.	24,430	2,628,912

		38,155,355
Health Care Technology — 0.1%
Athenahealth, Inc. (a)	3,311	414,306
Cerner Corp. (a)	25,969	1,339,481
IMS Health Holdings, Inc. (a)	6,555	168,332
Veeva Systems, Inc., Class A (a)	3,331	84,774

		2,006,893
Hotels, Restaurants & Leisure — 1.8%
ARAMARK Holdings Corp.	3,682	95,290
Bally Technologies, Inc. (a)	3,450	226,734
Brinker International, Inc.	5,670	275,846
Burger King Worldwide, Inc.	9,314	253,527
Carnival Corp.	37,133	1,398,058
Chipotle Mexican Grill, Inc. (a)	2,724	1,613,997
Choice Hotels International, Inc.	3,056	143,968
Darden Restaurants, Inc. (b)	11,590	536,269
Domino’s Pizza, Inc.	4,857	354,998
Dunkin’ Brands Group, Inc.	9,180	420,536
Hilton Worldwide Holdings, Inc. (a)	12,061	281,021
Hyatt Hotels Corp., Class A (a)	3,619	220,687
International Game Technology	21,829	347,299
Las Vegas Sands Corp.	32,848	2,503,675
Marriott International, Inc., Class A (b)	19,351	1,240,399
McDonald’s Corp.	86,346	8,698,496
MGM Resorts International (a)	32,563	859,663
Norwegian Cruise Line Holdings Ltd. (a)	7,928	251,318
Panera Bread Co., Class A (a)	2,139	320,486
Royal Caribbean Cruises Ltd.	14,519	807,256
SeaWorld Entertainment, Inc.	5,968	169,073
Six Flags Entertainment Corp.	6,380	271,469
Starbucks Corp.	65,810	5,092,378
Starwood Hotels & Resorts Worldwide, Inc.	16,770	1,355,351
The Wendy’s Co.	24,156	206,051
Wyndham Worldwide Corp.	11,091	839,811
Wynn Resorts Ltd.	7,060	1,465,374
Yum! Brands, Inc.	38,556	3,130,747

		33,379,777
Household Durables — 0.5%
D.R. Horton, Inc.	25,143	618,015
Garmin Ltd. (b)	11,407	694,686
Harman International Industries, Inc.	5,954	639,638
Jarden Corp. (a)	11,309	671,189
Leggett & Platt, Inc. (b)	12,047	412,971
Lennar Corp., Class A	15,557	653,083
Mohawk Industries, Inc. (a)	5,387	745,238
Newell Rubbermaid, Inc.	24,165	748,873
NVR, Inc. (a)	387	445,282
Common Stocks	Shares	Value
Household Durables (concluded)
PulteGroup, Inc.	33,067	$666,631
Taylor Morrison Home Corp., Class A (a)	2,782	62,372
Tempur Sealy International, Inc. (a)	5,284	315,455
Toll Brothers, Inc. (a)	15,571	574,570
Tupperware Brands Corp.	4,405	368,699
Whirlpool Corp.	6,790	945,304

		8,562,006
Household Products — 1.6%
Church & Dwight Co., Inc.	11,870	830,307
The Clorox Co. (b)	11,231	1,026,513
Colgate-Palmolive Co.	79,965	5,452,014
Energizer Holdings, Inc.	5,369	655,179
Kimberly-Clark Corp.	32,915	3,660,806
The Procter & Gamble Co.	236,391	18,577,969
Spectrum Brands Holdings, Inc.	1,862	160,188

		30,362,976
Independent Power Producers & Energy Traders — 0.2%
The AES Corp.	63,405	985,948
Calpine Corp. (a)	37,013	881,279
NRG Energy, Inc.	29,478	1,096,582

		2,963,809
Industrial Conglomerates — 2.1%
3M Co.	57,157	8,187,169
Carlisle Cos., Inc.	5,591	484,292
Danaher Corp.	53,086	4,179,461
General Electric Co.	876,022	23,021,858
Tyco International Ltd.	40,311	1,838,182

		37,710,962
Insurance — 4.1%
ACE Ltd.	29,499	3,059,046
Aflac, Inc.	39,670	2,469,457
Alleghany Corp. (a)	1,438	630,017
Allied World Assurance Co. Holdings AG	8,637	328,379
The Allstate Corp.	37,868	2,223,609
American Financial Group, Inc.	6,328	376,896
American International Group, Inc.	126,376	6,897,602
American National Insurance Co.	622	71,032
Aon PLC	25,916	2,334,772
Arch Capital Group Ltd. (a)	11,659	669,693
Arthur J Gallagher & Co.	13,737	640,144
Aspen Insurance Holdings Ltd.	5,651	256,668
Assurant, Inc.	6,255	410,015
Assured Guaranty Ltd.	15,717	385,066
Axis Capital Holdings Ltd.	9,409	416,631
Berkshire Hathaway, Inc., Class B (a)	159,894	20,236,185
Brown & Brown, Inc.	10,559	324,267
The Chubb Corp.	21,356	1,968,383
Cincinnati Financial Corp.	14,318	687,837
CNA Financial Corp.	2,413	97,533
Endurance Specialty Holdings Ltd.	3,930	202,749
Erie Indemnity Co., Class A	2,075	156,165
Everest Re Group Ltd.	4,027	646,293
Fidelity National Financial, Inc., Class A	24,065	788,369
Genworth Financial, Inc., Class A (a)	43,195	751,593
The Hanover Insurance Group, Inc.	3,915	247,232
Hartford Financial Services Group, Inc.	39,279	1,406,581
HCC Insurance Holdings, Inc.	8,684	424,995

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	21

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Lincoln National Corp.	23,036	$1,184,972
Loews Corp.	28,464	1,252,701
Markel Corp. (a)	1,224	802,503
Marsh & McLennan Cos., Inc.	48,009	2,487,826
MBIA, Inc. (a)	12,568	138,751
Mercury General Corp.	1,182	55,601
MetLife, Inc.	81,749	4,541,974
Old Republic International Corp.	22,592	373,672
PartnerRe Ltd.	4,394	479,869
Principal Financial Group, Inc.	25,696	1,297,134
ProAssurance Corp.	5,182	230,081
The Progressive Corp.	51,709	1,311,340
Protective Life Corp.	6,932	480,596
Prudential Financial, Inc.	40,185	3,567,222
Reinsurance Group of America, Inc.	6,032	475,925
RenaissanceRe Holdings Ltd.	3,540	378,780
StanCorp Financial Group, Inc.	3,751	240,064
Torchmark Corp.	7,689	629,883
The Travelers Cos., Inc.	30,353	2,855,307
Unum Group	22,481	781,440
Validus Holdings Ltd.	7,925	303,052
Voya Financial, Inc.	12,580	457,157
W.R. Berkley Corp.	8,761	405,722
White Mountains Insurance Group Ltd.	532	323,690
XL Group PLC	23,711	776,061

		74,938,532
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (a)	32,823	10,660,254
Expedia, Inc. (b)	8,835	695,845
Groupon, Inc. (a)	42,120	278,834
HomeAway, Inc. (a)	8,187	285,071
Liberty Interactive Corp., Series A (a)	42,870	1,258,663
Liberty Ventures, Series A (a)	6,390	471,582
Netflix, Inc. (a)	5,239	2,308,304
priceline.com, Inc. (a)	4,506	5,420,718
TripAdvisor, Inc. (a)	9,723	1,056,501
zulily, Inc., Class A (a)	1,187	48,608

		22,484,380
Internet Software & Services — 3.1%
Akamai Technologies, Inc. (a)	15,565	950,399
AOL, Inc. (a)	6,971	277,376
eBay, Inc. (a)	110,711	5,542,193
Equinix, Inc. (a)	4,390	922,295
Facebook, Inc., Class A (a)	172,502	11,607,659
Google, Inc., Class A (a)	24,523	14,337,862
Google, Inc., Class C (a)	24,813	14,274,423
IAC/InterActiveCorp	6,438	445,703
LinkedIn Corp. (a)	9,117	1,563,292
Pandora Media, Inc. (a)	17,969	530,085
Rackspace Hosting, Inc. (a)	10,264	345,486
Twitter, Inc. (a)	41,873	1,715,537
VeriSign, Inc. (a)	10,526	513,774
Yahoo!, Inc. (a)	87,974	3,090,527
Yelp, Inc. (a)	4,448	341,073

		56,457,684
IT Services — 3.0%
Accenture PLC, Class A	55,259	4,467,138
Alliance Data Systems Corp. (a)	4,738	1,332,562
Common Stocks	Shares	Value
IT Services (concluded)
Amdocs Ltd.	13,887	$643,385
Automatic Data Processing, Inc.	42,114	3,338,798
Booz Allen Hamilton Holding Corp.	6,524	138,570
Broadridge Financial Solutions, Inc.	10,490	436,804
Cognizant Technology Solutions Corp., Class A (a)	53,167	2,600,398
Computer Sciences Corp.	12,652	799,606
CoreLogic, Inc. (a)	8,015	243,335
DST Systems, Inc.	2,676	246,647
Fidelity National Information Services, Inc.	25,138	1,376,054
Fiserv, Inc. (a)	21,769	1,313,106
FleetCor Technologies, Inc. (a)	7,250	955,550
Gartner, Inc. (a)	7,879	555,627
Genpact Ltd. (a)	13,880	243,316
Global Payments, Inc.	6,211	452,471
International Business Machines Corp.	82,639	14,979,971
Jack Henry & Associates, Inc.	7,383	438,772
Leidos Holdings, Inc.	5,531	212,059
MasterCard, Inc., Class A	87,823	6,452,356
Paychex, Inc.	28,490	1,184,044
Sabre Corp. (a)	3,979	79,779
Teradata Corp. (a)	13,771	553,594
Total System Services, Inc.	14,708	461,978
Vantiv, Inc., Class A (a)	10,901	366,492
VeriFone Systems, Inc. (a)	9,755	358,496
Visa, Inc., Class A	43,805	9,230,152
The Western Union Co. (b)	47,067	816,142

		54,277,202
Leisure Equipment & Products — 0.1%
Hasbro, Inc. (b)	10,056	533,471
Mattel, Inc.	29,631	1,154,720
Polaris Industries, Inc.	5,761	750,312

		2,438,503
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	29,124	1,672,883
Bio-Rad Laboratories, Inc., Class A (a)	1,829	218,950
Bruker Corp. (a)	9,778	237,312
Charles River Laboratories International, Inc. (a)	4,138	221,466
Covance, Inc. (a)	5,030	430,467
Illumina, Inc. (a)	11,221	2,003,397
Mettler-Toledo International, Inc. (a)	2,552	646,115
PerkinElmer, Inc.	9,872	462,405
QIAGEN NV (a)	20,585	503,303
Quintiles Transnational Holdings, Inc. (a)	4,951	263,839
Techne Corp.	3,192	295,483
Thermo Fisher Scientific, Inc.	34,857	4,113,126
Waters Corp. (a)	7,405	773,378

		11,842,124
Machinery — 2.0%
AGCO Corp.	8,201	461,060
Caterpillar, Inc.	54,531	5,925,884
Colfax Corp. (a)	8,326	620,620
Crane Co.	4,319	321,161
Cummins, Inc.	16,063	2,478,360
Deere & Co.	31,779	2,877,588
Donaldson Co., Inc.	12,487	528,450
Dover Corp.	14,542	1,322,595
Flowserve Corp.	11,994	891,754
Graco, Inc.	5,301	413,902

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
IDEX Corp.	7,040	$568,410
Illinois Tool Works, Inc.	29,833	2,612,178
Ingersoll-Rand PLC	23,615	1,476,174
ITT Corp.	7,946	382,203
Joy Global, Inc. (b)	8,794	541,535
Kennametal, Inc.	6,770	313,316
Lincoln Electric Holdings, Inc.	7,023	490,767
The Manitowoc Co., Inc.	11,706	384,659
Navistar International Corp. (a)	4,649	174,245
Nordson Corp.	5,679	455,399
Oshkosh Corp.	7,416	411,810
PACCAR, Inc.	30,971	1,945,908
Pall Corp.	9,587	818,634
Parker Hannifin Corp.	12,989	1,633,107
Pentair PLC	16,958	1,223,011
Snap-on, Inc.	5,106	605,163
SPX Corp.	3,814	412,713
Stanley Black & Decker, Inc.	13,631	1,197,074
Terex Corp.	9,593	394,272
The Middleby Corp. (a)	5,011	414,510
The Timken Co.	7,173	486,616
The Toro Co.	4,924	313,166
Trinity Industries, Inc. (b)	13,528	591,444
Valmont Industries, Inc. (b)	2,360	358,602
WABCO Holdings, Inc. (a)	4,948	528,545
Wabtec Corp.	8,428	696,069
Xylem, Inc.	15,979	624,459

		35,895,363
Marine — 0.0%
Kirby Corp. (a)	4,973	582,537
Media — 3.5%
AMC Networks, Inc., Class A (a)	5,221	321,039
Cablevision Systems Corp., New York Group, Class A (b)	16,858	297,544
CBS Corp., Class B	49,643	3,084,816
CBS Outdoor Americas, Inc.	1,978	64,641
Charter Communications, Inc., Class A (a)	6,936	1,098,524
Cinemark Holdings, Inc.	9,974	352,681
Clear Channel Outdoor Holdings, Inc., Class A	3,220	26,340
Comcast Corp., Class A	226,289	12,147,193
DIRECTV (a)	40,860	3,473,508
Discovery Communications, Inc., Class A (a)	20,048	1,489,165
DISH Network Corp., Class A (a)	18,641	1,213,156
DreamWorks Animation SKG, Inc., Class A (a)	6,480	150,725
Gannett Co., Inc.	19,729	617,715
Graham Holdings Co., Class B	396	284,371
The Interpublic Group of Cos., Inc.	36,999	721,850
John Wiley & Sons, Inc., Class A (b)	3,878	234,968
Lamar Advertising Co., Class A	6,909	366,177
Liberty Media Corp., Class A (a)	8,288	1,132,804
Lions Gate Entertainment Corp. (b)	7,034	201,032
Live Nation Entertainment, Inc. (a)	12,649	312,304
The Madison Square Garden Co., Class A (a)	5,465	341,289
Morningstar, Inc.	1,743	125,165
News Corp., Class A (a)	43,522	780,785
Omnicom Group, Inc.	22,643	1,612,634
Regal Entertainment Group, Class A (b)	7,026	148,249
Scripps Networks Interactive, Inc., Class A	9,227	748,679
Sirius XM Holdings, Inc. (a)	240,865	833,393
Common Stocks	Shares	Value
Media (concluded)
Starz, Class A (a)	8,168	$243,325
Thomson Reuters Corp.	31,036	1,128,469
Time Warner Cable, Inc.	24,339	3,585,135
Time Warner, Inc.	77,057	5,413,254
Twenty-First Century Fox, Inc., Class A	166,353	5,847,308
Viacom, Inc., Class B	37,547	3,256,451
The Walt Disney Co.	151,292	12,971,776

		64,626,465
Metals & Mining — 0.6%
Alcoa, Inc. (b)	102,552	1,526,999
Allegheny Technologies, Inc.	9,510	428,901
Carpenter Technology Corp.	4,648	293,986
Cliffs Natural Resources, Inc. (b)	13,481	202,889
Compass Minerals International, Inc.	2,925	280,040
Freeport-McMoRan Copper & Gold, Inc.	90,849	3,315,989
Newmont Mining Corp.	43,576	1,108,573
Nucor Corp.	27,827	1,370,480
Reliance Steel & Aluminum Co.	6,857	505,429
Royal Gold, Inc.	5,579	424,673
Southern Copper Corp.	12,730	386,610
Steel Dynamics, Inc.	19,476	349,594
Tahoe Resources, Inc. (a)(b)	7,130	186,806
United States Steel Corp. (b)	12,789	333,026

		10,713,995
Multi-Utilities — 1.1%
Alliant Energy Corp.	9,719	591,498
Ameren Corp.	21,253	868,823
CenterPoint Energy, Inc.	37,535	958,644
CMS Energy Corp.	23,701	738,286
Consolidated Edison, Inc.	25,648	1,480,916
Dominion Resources, Inc.	50,865	3,637,865
DTE Energy Co.	15,472	1,204,805
Integrys Energy Group, Inc.	6,998	497,768
MDU Resources Group, Inc.	16,841	591,119
NiSource, Inc.	27,583	1,085,115
PG&E Corp.	40,565	1,947,931
Public Service Enterprise Group, Inc.	44,304	1,807,160
SCANA Corp.	12,411	667,836
Sempra Energy	21,446	2,245,611
TECO Energy, Inc. (b)	19,267	356,054
Vectren Corp.	7,137	303,322
Wisconsin Energy Corp. (b)	19,696	924,136

		19,906,889
Multiline Retail — 0.6%
Big Lots, Inc. (a)	5,078	232,065
Dillard’s, Inc., Class A	2,235	260,623
Dollar General Corp. (a)	27,143	1,556,923
Dollar Tree, Inc. (a)	18,040	982,458
Family Dollar Stores, Inc.	8,289	548,234
JC Penney Co., Inc. (a)(b)	14,677	132,827
Kohl’s Corp.	18,267	962,306
Macy’s, Inc.	31,527	1,829,197
Nordstrom, Inc.	12,108	822,496
Sears Holdings Corp. (a)(b)	2,323	92,827
Target Corp.	55,357	3,207,938

		10,627,894

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	23

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Office Electronics — 0.1%
Xerox Corp.	101,959	$1,268,370
Zebra Technologies Corp., Class A (a)	4,381	360,644

		1,629,014
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp.	44,127	4,830,583
Antero Resources Corp. (a)	4,643	304,720
Apache Corp.	33,693	3,390,190
Athlon Energy, Inc. (a)	4,489	214,125
Cabot Oil & Gas Corp.	36,448	1,244,335
Cheniere Energy, Inc. (a)	20,780	1,489,926
Chesapeake Energy Corp.	46,004	1,429,804
Chevron Corp.	166,304	21,710,987
Cimarex Energy Co.	7,643	1,096,465
Cobalt International Energy, Inc. (a)	30,708	563,492
Concho Resources, Inc. (a)	9,821	1,419,134
ConocoPhillips	107,306	9,199,343
CONSOL Energy, Inc.	20,025	922,552
Continental Resources, Inc. (a)	3,743	591,544
CVR Energy, Inc. (b)	1,396	67,273
Denbury Resources, Inc.	30,809	568,734
Devon Energy Corp.	35,672	2,832,357
Energen Corp.	6,329	562,522
EOG Resources, Inc.	47,733	5,578,078
EP Energy Corp., Class A (a)	2,876	66,292
EQT Corp.	13,268	1,418,349
Exxon Mobil Corp.	375,157	37,770,807
Golar LNG Ltd.	3,873	232,767
Gulfport Energy Corp. (a)	7,458	468,362
Hess Corp.	24,273	2,400,357
HollyFrontier Corp.	17,352	758,109
Kinder Morgan, Inc.	57,378	2,080,526
Kosmos Energy Ltd. (a)	9,287	104,293
Laredo Petroleum, Inc. (a)	6,802	210,726
Marathon Oil Corp.	59,057	2,357,555
Marathon Petroleum Corp.	21,964	1,714,729
Murphy Oil Corp.	15,716	1,044,800
Murphy USA, Inc. (a)	3,999	195,511
Newfield Exploration Co. (a)	11,834	523,063
Noble Energy, Inc.	31,528	2,442,159
Oasis Petroleum, Inc. (a)	8,910	497,980
Occidental Petroleum Corp.	68,629	7,043,394
PBF Energy, Inc.	6,058	161,446
Peabody Energy Corp.	23,772	388,672
Phillips 66	49,430	3,975,655
Pioneer Natural Resources Co.	12,500	2,872,625
QEP Resources, Inc.	15,711	542,030
Range Resources Corp.	14,281	1,241,733
SandRidge Energy, Inc. (a)(b)	42,955	307,128
SM Energy Co.	5,837	490,892
Southwestern Energy Co. (a)	30,782	1,400,273
Spectra Energy Corp.	58,591	2,488,946
Targa Resources Corp.	3,302	460,860
Teekay Corp.	3,985	248,066
Tesoro Corp.	11,294	662,619
Ultra Petroleum Corp. (a)	13,501	400,845
Valero Energy Corp.	46,613	2,335,311
Whiting Petroleum Corp. (a)	10,448	838,452
The Williams Cos., Inc.	59,812	3,481,657
World Fuel Services Corp.	6,306	310,444
WPX Energy, Inc. (a)	17,661	422,275

		142,375,872
Common Stocks	Shares	Value
Paper & Forest Products — 0.1%
Domtar Corp.	5,596	$239,789
International Paper Co.	37,839	1,909,734

		2,149,523
Personal Products — 0.2%
Avon Products, Inc.	37,952	554,479
Coty, Inc., Class A (b)	6,182	105,898
The Estee Lauder Cos., Inc., Class A	20,031	1,487,502
Herbalife Ltd. (b)	7,102	458,363
Nu Skin Enterprises, Inc., Class A	5,160	381,633

		2,987,875
Pharmaceuticals — 5.3%
AbbVie, Inc.	138,848	7,836,581
Actavis PLC (a)	15,233	3,397,721
Allergan, Inc.	26,013	4,401,920
Bristol-Myers Squibb Co.	144,784	7,023,472
Eli Lilly & Co.	85,943	5,343,076
Endo International PLC (a)	13,310	931,966
Forest Laboratories, Inc. (a)	21,001	2,079,099
Hospira, Inc. (a)	14,692	754,728
Jazz Pharmaceuticals PLC (a)	5,193	763,423
Johnson & Johnson	247,157	25,857,565
Mallinckrodt PLC (a)	5,043	403,541
Merck & Co., Inc.	255,296	14,768,873
Mylan, Inc. (a)	32,645	1,683,176
Omnicare, Inc.	8,677	577,628
Perrigo Co. PLC	11,693	1,704,372
Pfizer, Inc.	557,240	16,538,883
Questcor Pharmaceuticals, Inc.	5,334	493,342
Salix Pharmaceuticals Ltd. (a)	5,545	683,976
Zoetis, Inc.	43,782	1,412,845

		96,656,187
Professional Services — 0.3%
CoStar Group, Inc. (a)	2,518	398,272
The Dun & Bradstreet Corp.	3,206	353,301
Equifax, Inc.	10,698	776,033
IHS, Inc., Class A (a)	5,950	807,236
Manpowergroup, Inc.	6,963	590,811
Nielsen Holdings NV	24,632	1,192,435
Robert Half International, Inc.	12,006	573,166
Towers Watson & Co., Class A	5,711	595,258
Verisk Analytics, Inc., Class A (a)	14,546	873,051

		6,159,563
Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.	6,268	486,648
American Campus Communities, Inc.	9,252	353,796
American Capital Agency Corp.	30,771	720,349
American Homes 4 Rent, Class A	12,238	217,347
American Realty Capital Properties, Inc.	79,372	994,531
American Tower Corp.	34,570	3,110,609
Annaly Capital Management, Inc.	82,975	948,404
Apartment Investment & Management Co., Class A	12,643	407,990
AvalonBay Communities, Inc.	11,329	1,610,870
BioMed Realty Trust, Inc.	16,926	369,495
Boston Properties, Inc.	13,375	1,580,657
Brandywine Realty Trust	13,534	211,130
Brixmor Property Group, Inc.	4,345	99,718
Camden Property Trust	7,434	528,929
CBL & Associates Properties, Inc.	14,843	282,017
Chimera Investment Corp.	89,210	284,580

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Columbia Property Trust, Inc.	10,940	$284,549
CommonWealth REIT	10,293	270,912
Corporate Office Properties Trust	7,772	216,139
Corrections Corp. of America	10,203	335,169
DDR Corp.	26,085	459,879
Digital Realty Trust, Inc. (b)	11,897	693,833
Douglas Emmett, Inc.	12,601	355,600
Duke Realty Corp.	28,819	523,353
Equity Lifestyle Properties, Inc.	7,185	317,290
Equity Residential	31,525	1,986,075
Essex Property Trust, Inc.	5,465	1,010,533
Extra Space Storage, Inc.	10,140	539,955
Federal Realty Investment Trust	5,882	711,251
Gaming and Leisure Properties, Inc. (b)	7,361	250,053
General Growth Properties, Inc.	49,558	1,167,586
HCP, Inc.	40,043	1,656,979
Health Care REIT, Inc.	26,845	1,682,376
Healthcare Trust of America, Inc., Class A	20,782	250,215
Home Properties, Inc.	5,059	323,574
Hospitality Properties Trust	13,162	400,125
Host Hotels & Resorts, Inc.	66,154	1,456,050
Kilroy Realty Corp.	7,188	447,669
Kimco Realty Corp.	35,805	822,799
Liberty Property Trust	12,918	489,980
The Macerich Co.	12,300	821,025
MFA Financial, Inc.	31,791	261,004
Mid-America Apartment Communities, Inc.	6,552	478,624
National Retail Properties, Inc. (b)	10,778	400,834
NorthStar Realty Finance Corp.	32,110	558,072
Omega Healthcare Investors, Inc.	11,028	406,492
Piedmont Office Realty Trust, Inc., Class A (b)	13,324	252,357
Plum Creek Timber Co., Inc.	15,499	699,005
Post Properties, Inc.	4,829	258,158
Prologis, Inc.	43,625	1,792,551
Public Storage	12,536	2,148,044
Rayonier, Inc.	11,044	392,614
Realty Income Corp.	19,395	861,526
Regency Centers Corp.	8,090	450,451
Retail Properties of America, Inc., Class A	20,706	318,458
Senior Housing Properties Trust	17,463	424,176
Simon Property Group, Inc.	27,143	4,513,338
SL Green Realty Corp.	6,602	722,325
Spirit Realty Capital, Inc.	35,120	398,963
Starwood Property Trust, Inc.	19,410	461,376
Tanger Factory Outlet Centers	7,937	277,557
Taubman Centers, Inc.	5,466	414,377
Two Harbors Investment Corp.	32,328	338,797
UDR, Inc.	21,969	628,972
Ventas, Inc.	25,662	1,644,934
Vornado Realty Trust	16,368	1,746,957
Washington Prime Group, Inc. (a)	13,571	254,321
Weingarten Realty Investors	10,780	354,015
Weyerhaeuser Co. (b)	50,987	1,687,160
WP Carey, Inc.	8,689	559,572

		53,385,069
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A (a)	24,444	783,186
Forest City Enterprises, Inc., Class A (a)	14,397	286,068
The Howard Hughes Corp. (a)	3,461	546,250
Jones Lang LaSalle, Inc.	3,872	489,382
Common Stocks	Shares	Value
Real Estate Management & Development (concluded)
Realogy Holdings Corp. (a)	12,782	$482,009
Zillow, Inc. Class A (a)	2,720	388,770

		2,975,665
Road & Rail — 1.0%
Amerco, Inc.	654	190,157
Avis Budget Group, Inc. (a)	9,203	549,327
Con-way, Inc.	4,877	245,850
CSX Corp.	87,734	2,703,085
Genesee & Wyoming, Inc., Class A (a)	4,556	478,380
Hertz Global Holdings, Inc. (a)	39,133	1,096,898
JB Hunt Transport Services, Inc.	8,011	591,052
Kansas City Southern	9,650	1,037,471
Landstar System, Inc.	3,923	251,072
Norfolk Southern Corp.	27,049	2,786,858
Old Dominion Freight Line, Inc. (a)	5,491	349,667
Ryder System, Inc.	4,694	413,494
Union Pacific Corp.	79,131	7,893,317

		18,586,628
Semiconductors & Semiconductor Equipment — 2.2%
Advanced Micro Devices, Inc. (a)(b)	54,763	229,457
Altera Corp.	27,359	950,999
Analog Devices, Inc.	27,455	1,484,492
Applied Materials, Inc.	106,380	2,398,869
Atmel Corp. (a)	36,990	346,596
Avago Technologies Ltd.	21,834	1,573,576
Broadcom Corp., Class A	46,723	1,734,358
Cree, Inc. (a)(b)	10,665	532,717
First Solar, Inc. (a)	6,410	455,495
Freescale Semiconductor Ltd. (a)	9,217	216,599
Intel Corp.	434,873	13,437,576
KLA-Tencor Corp.	14,530	1,055,459
Lam Research Corp.	14,102	953,013
Linear Technology Corp.	20,679	973,361
Marvell Technology Group Ltd.	35,497	508,672
Maxim Integrated Products, Inc.	24,691	834,803
Microchip Technology, Inc. (b)	17,510	854,663
Micron Technology, Inc. (a)	93,528	3,081,748
NVIDIA Corp.	48,732	903,491
ON Semiconductor Corp. (a)	38,499	351,881
Skyworks Solutions, Inc.	16,536	776,531
SunEdison, Inc. (a)	23,424	529,382
SunPower Corp. (a)	4,014	164,494
Teradyne, Inc.	17,002	333,239
Texas Instruments, Inc.	94,288	4,506,023
Xilinx, Inc.	23,452	1,109,514

		40,297,008
Software — 3.6%
Activision Blizzard, Inc.	43,307	965,746
Adobe Systems, Inc. (a)	43,479	3,146,140
Allscripts Healthcare Solutions, Inc. (a)	15,510	248,936
ANSYS, Inc. (a)	8,030	608,835
Autodesk, Inc. (a)	19,884	1,121,060
CA, Inc.	27,938	802,938
Cadence Design Systems, Inc. (a)	25,163	440,101
Citrix Systems, Inc. (a)	14,352	897,718
Concur Technologies, Inc. (a)	4,172	389,414
Electronic Arts, Inc. (a)	27,495	986,246
FactSet Research Systems, Inc.	3,697	444,675

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	25

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
FireEye, Inc. (a)	7,504	$304,287
Fortinet, Inc. (a)	11,831	297,313
Informatica Corp. (a)	9,476	337,819
Intuit, Inc.	24,798	1,996,983
MICROS Systems, Inc. (a)	6,533	443,591
Microsoft Corp.	721,628	30,091,888
NetSuite, Inc. (a)	3,636	315,896
Nuance Communications, Inc. (a)	22,799	427,937
Oracle Corp.	286,931	11,629,313
PTC, Inc. (a)	10,379	402,705
Red Hat, Inc. (a)	16,608	917,924
Rovi Corp. (a)	8,417	201,671
Salesforce.com, Inc. (a)	53,650	3,115,992
ServiceNow, Inc. (a)	12,595	780,386
SolarWinds, Inc. (a)	5,789	223,803
Solera Holdings, Inc.	5,968	400,751
Splunk, Inc. (a)	10,339	572,057
Symantec Corp.	60,416	1,383,526
Synopsys, Inc. (a)	13,475	523,100
Tableau Software, Inc., Class A (a)	3,337	238,028
TIBCO Software, Inc. (a)	14,151	285,426
VMware, Inc., Class A (a)	7,661	741,661
Workday, Inc., Class A (a)	8,189	735,864
Zynga, Inc., Class A (a)	63,309	203,222

		66,622,952
Specialty Retail — 2.0%
Aaron’s, Inc.	5,635	200,831
Abercrombie & Fitch Co., Class A (b)	6,269	271,134
Advance Auto Parts, Inc.	6,391	862,274
Ascena Retail Group, Inc. (a)	11,651	199,232
AutoNation, Inc. (a)	6,365	379,863
AutoZone, Inc. (a)	2,849	1,527,748
Bed Bath & Beyond, Inc. (a)	17,871	1,025,438
Best Buy Co., Inc.	25,108	778,599
Cabela’s, Inc. (a)(b)	4,380	273,312
CarMax, Inc. (a)	19,253	1,001,349
Chico’s FAS, Inc.	13,225	224,296
CST Brands, Inc.	6,624	228,528
Dick’s Sporting Goods, Inc.	8,430	392,501
DSW, Inc., Class A	6,702	187,254
Foot Locker, Inc.	12,734	645,868
GameStop Corp., Class A (b)	10,005	404,902
The Gap, Inc.	23,110	960,683
GNC Holdings, Inc., Class A	8,073	275,289
The Home Depot, Inc.	119,473	9,672,534
Kate Spade & Co. (a)	11,071	422,248
L Brands, Inc.	21,245	1,246,232
Lowe’s Cos., Inc.	88,996	4,270,918
O’Reilly Automotive, Inc. (a)	9,266	1,395,460
Penske Automotive Group, Inc.	3,736	184,932
PetSmart, Inc. (b)	8,663	518,047
Ross Stores, Inc.	18,553	1,226,910
Sally Beauty Holdings, Inc. (a)	14,134	354,481
Signet Jewelers Ltd.	6,993	773,356
Staples, Inc. (b)	56,467	612,102
Tiffany & Co.	9,886	991,071
TJX Cos., Inc.	61,175	3,251,451
Tractor Supply Co.	12,066	728,786
Ulta Salon Cosmetics & Fragrance, Inc. (a)	5,580	510,068
Urban Outfitters, Inc. (a)	9,366	317,133
Common Stocks	Shares	Value
Specialty Retail (concluded)
Williams-Sonoma, Inc.	8,220	$590,032

		36,904,862
Textiles, Apparel & Luxury Goods — 0.7%
Carter’s, Inc. (b)	4,638	319,697
Coach, Inc.	23,945	818,680
Deckers Outdoor Corp. (a)	3,055	263,738
Fossil Group, Inc. (a)	4,070	425,397
Hanesbrands, Inc.	8,737	860,070
Michael Kors Holdings Ltd. (a)	17,854	1,582,757
NIKE, Inc., Class B	61,018	4,731,946
PVH Corp.	7,193	838,704
Ralph Lauren Corp.	5,157	828,678
Under Armour, Inc., Class A (a)	15,123	899,667
VF Corp.	30,135	1,898,505

		13,467,839
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	46,414	456,250
Nationstar Mortgage Holdings, Inc. (a)(b)	1,908	69,260
New York Community Bancorp, Inc. (b)	38,628	617,275
Ocwen Financial Corp. (a)	9,191	340,986
People’s United Financial, Inc. (b)	27,455	416,492
TFS Financial Corp. (a)	6,575	93,760

		1,994,023
Tobacco — 1.2%
Altria Group, Inc.	173,533	7,277,974
Lorillard, Inc.	31,668	1,930,798
Philip Morris International, Inc.	137,405	11,584,616
Reynolds American, Inc.	26,967	1,627,458

		22,420,846
Trading Companies & Distributors — 0.3%
Air Lease Corp.	8,919	344,095
Fastenal Co. (b)	25,980	1,285,750
GATX Corp.	4,086	273,517
HD Supply Holdings, Inc. (a)	9,290	263,743
MRC Global, Inc. (a)	8,928	252,573
MSC Industrial Direct Co., Inc., Class A (b)	4,144	396,332
NOW, Inc. (a)	9,352	338,636
United Rentals, Inc. (a)	8,503	890,519
W.W. Grainger, Inc. (b)	5,092	1,294,743
WESCO International, Inc. (a)	3,904	337,228

		5,677,136
Water Utilities — 0.1%
American Water Works Co., Inc.	15,567	769,788
Aqua America, Inc.	15,621	409,583

		1,179,371
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.	29,115	2,162,080
SBA Communications Corp., Class A (a)	11,275	1,153,433
Sprint Corp. (a)	63,611	542,602
T-Mobile US, Inc. (a)	23,215	780,488
Telephone & Data Systems, Inc.	7,511	196,112
United States Cellular Corp. (a)	1,201	49,001

		4,883,716
Total Common Stocks — 95.9%		1,759,160,554

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Investment Companies — 1.1%	Shares	Value
iShares Russell 1000® ETF (c)	191,542	$21,090,690
Total Long-Term Investments (Cost — $1,466,638,604) — 97.0%		1,780,251,244

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	38,157,975	60,346,579
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	48,136,524	25,947,920
Total Short-Term Securities (Cost — $86,294,499) — 4.7%		86,294,499
Total Investments (Cost — $1,552,933,103*) — 101.7%		1,866,545,743
Liabilities in Excess of Other Assets — (1.7)%		(31,727,325)

Net Assets — 100.0%		$1,834,818,418

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,557,723,624

Gross unrealized appreciation	$319,136,740
Gross unrealized depreciation	(10,314,621)

Net unrealized appreciation	$308,822,119

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	94,674,911	—		(34,328,332)[1]	60,346,579	$60,346,579	$29,351	—
BlackRock Cash Funds: Prime, SL Agency Shares	10,668,379	15,279,541	[2]	—	25,947,920	$25,947,920	$117,465	—
BlackRock, Inc.	7,512	3,918		(292)	11,138	$3,559,705	$41,561	$10,368
iShares Russell 1000 ETF	99,042	592,500		(500,000)	191,542	$21,090,690	$68,034	$1,458,154
The PNC Financial Services Group, Inc.	30,459	16,203		—	46,662	$4,155,251	$34,950	—
[1] Represents net shares sold.
[2] Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
46	S&P MidCap 400 E-Mini Index	Chicago Mercantile	September 2014	$6,574,780	$118,901
486	S&P 500 E-Mini Index	Chicago Mercantile	September 2014	$47,443,320	243,373
Total					$362,274

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	27

Schedule of Investments (concluded)	Russell 1000® Index Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$1,759,160,554	—	—	$1,759,160,554
Investment Companies	21,090,690	—	—	21,090,690
Short-Term Securities:
Short-Term securities	86,294,499	—	—	86,294,499

Total	$1,866,545,743	—	—	$1,866,545,743

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Equity contracts	$362,274	—	—	$362,274

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,840,000	—	—	$2,840,000
Liabilities:
Collateral on securities loaned at value	—	$(25,947,920)	—	(25,947,920)

Total	$2,840,000	$(25,947,920)	—	$(23,107,920)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Statement of Assets and Liabilities	Russell 1000® Index Master Portfolio

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $24,954,118) (cost — $1,440,923,232)	$1,751,445,598
Investments at value — affiliated (cost — $112,009,871)	115,100,145
Investments sold receivable	39,107,570
Cash pledged as collateral for financial futures contracts	2,840,000
Dividends receivable	1,883,667
Variation margin receivable	45,836
Securities lending income receivable — affiliated	17,041
Prepaid expenses	144

Total assets	1,910,440,001

Liabilities
Collateral on securities loaned at value	25,947,920
Investments purchased payable	38,903,808
Withdrawals payable to investors	10,615,004
Investment advisory fees payable	71,979
Professional fees payable	59,310
Custodian fees payable	18,337
Trustees’ fees payable	4,313
Other accrued expenses payable	912

Total liabilities	75,621,583

Net Assets	$1,834,818,418

Net Assets Consist of
Investors’ capital	$1,520,843,504
Net unrealized appreciation/depreciation	313,974,914

Net Assets	$1,834,818,418

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	29

Statement of Operations	Russell 1000® Index Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$14,849,096
Dividends — affiliated	144,545
Securities lending — affiliated — net	117,465
Income — affiliated	29,351
Foreign taxes withheld	(4,836)

Total income	15,135,621

Expenses
Investment advisory	385,149
Professional	38,660
Independent Trustees	13,607
Custodian	54,691
Miscellaneous	214

Total expenses	492,321
Less fees waived and/or reimbursed by advisor	(14,253)

Total expenses after fees waived and/or reimbursed	478,068

Net investment income	14,657,553

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	6,989,756
Investments — affiliated	1,468,522
Financial futures contracts	2,306,205

10,764,483

Net change in unrealized appreciation/depreciation on:
Investments	100,455,554
Financial futures contracts	(120,150)

100,335,404

Total realized and unrealized gain	111,099,887

Net Increase in Net Assets Resulting from Operations	$125,757,440

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Statements of Changes in Net Assets	Russell 1000® Index Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase in Net Assets:

Operations
Net investment income	$14,657,553	$15,224,602
Net realized gain	10,764,483	17,280,916
Net change in unrealized appreciation/depreciation	100,335,404	183,749,499

Net increase in net assets resulting from operations	125,757,440	216,255,017

Capital Transactions
Proceeds from contributions	647,233,100	728,973,047
Value of withdrawals	(71,044,156)	(252,448,316)

Net increase in net assets derived from capital transactions	576,188,944	476,524,731

Net Assets
Total increase in net assets	701,946,384	692,779,748
Beginning of period	1,132,872,034	440,092,286

End of period	$1,834,818,418	$1,132,872,034

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	31

Financial Highlights	Russell 1000® Index Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
			2013		2012

Total Investment Return
Total investment return	7.23%	[2]	32.88%		16.39%	(4.68)%	[2]

Ratios to Average Net Assets
Total expenses	0.06%	[3,4]	0.08%	[4]	0.09%	0.40%	[3,5]

Total expenses after fees waived	0.06%	[3,4]	0.08%	[4]	0.09%	0.16%	[3]

Net investment income	1.90%	[3,4]	1.96%	[4]	2.30%	2.04%	[3]

Supplemental Data
Net assets, end of period (000)	$1,834,818		$1,132,872		$440,092	$56,881

Portfolio turnover	7%		14%		16%	9%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended June 30, 2014 and the year ending December 31, 2013.

[5]	Organization costs were not annualized in the calculations of the expense ratio. If these expenses were annualized, the total expenses would have been 0.40%.

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	Russell 1000® Index Master Portfolio

1. Organization:

Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	33

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

34	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$545,680	$(545,680)	—
BNP Paribas S.A.	1,324,676	(1,324,676)	—
Credit Suisse Securities (USA) LLC	1,761,521	(1,761,521)	—
Deutsche Bank Securities, Inc.	61,533	(61,533)	—
Goldman Sachs & Co.	5,201,983	(5,201,983)	—
HSBC Bank PLC	1,931,002	(1,931,002)	—
JP Morgan Securities LLC	4,705,319	(4,705,319)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,006,116	(1,006,116)	—
Morgan Stanley	6,737,937	(6,737,937)	—
UBS Securities LLC	1,678,351	(1,678,351)	—

Total	$24,954,118	$(24,954,118)	—

[1]

Collateral with a value of $25,947,920 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$362,274

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$2,306,205	$(120,150)

For the six months ended June 30, 2014 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	451
Average notional value of contracts purchased	$44,873,885

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $14,253.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $93, which is included in other income – affiliated in the Statement of Operations.

36	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $39,982 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $38,199,787 and $11,329,617, respectively.

6. Income Taxes:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the two years ended December 31, 2013 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed the tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

7. Purchases and Sales:

Purchases and sales of investments excluding short-term securities, for the six months ended June 30, 2014, were $673,697,782 and $103,930,025, respectively.

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the

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Notes to Financial Statements (concluded)	Russell 1000® Index Master Portfolio

agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Russell 1000 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management

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Disclosure of Investment Advisory Agreement (continued)

organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

40	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for the one-year and since-inception periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance and within tolerance of its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s out of tolerance performance during the one-year period and noted that they will monitor the Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	41

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Portfolio’s administration fee, and to lowering the cap that limits the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets to a specified amount, on a class-by-class basis. These reductions, which result in savings to shareholders, became effective March 21, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several

42	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	43

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

44	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	45

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2014	47

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

R1000-6/14-SAR

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”) investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2014, the Fund’s Institutional Shares returned 7.04%, Service Shares returned 6.97%, Investor A Shares returned 6.90%, Investor C1 Shares returned 6.51% and Class K Shares returned 7.08%. The benchmark S&P 500® Index returned 7.14% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

•

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

•

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

•

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

•

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

•

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product (“GDP”) numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2014

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.04%	24.37%	N/A	18.60%	N/A	7.59%	N/A
Service	6.97	24.22	N/A	18.46	N/A	7.46	N/A
Investor A	6.90	24.06	N/A	18.30	N/A	7.32	N/A
Investor C1	6.51	23.16	22.16%	17.47	17.47%	6.55	6.55%
Class K	7.08	24.46	N/A	18.69	N/A	7.66	N/A
S&P 500® Index	7.14	24.61	N/A	18.83	N/A	7.78	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.40	$0.87	$1,000.00	$1,023.95	$0.85	0.17%
Service	$1,000.00	$1,069.70	$1.54	$1,000.00	$1,023.31	$1.51	0.30%
Investor A	$1,000.00	$1,069.00	$2.15	$1,000.00	$1,022.71	$2.11	0.42%
Investor C1	$1,000.00	$1,065.10	$5.94	$1,000.00	$1,019.04	$5.81	1.16%
Class K	$1,000.00	$1,070.80	$0.51	$1,000.00	$1,024.30	$0.50	0.10%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charges (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares are only available to existing shareholders for dividend and capital gain reinvestment.

Prior to the inception date of April 10, 2013 for Institutional and Investor A Shares and prior to the inception date of April 19, 2013 for Service and Investor C1 Shares, the performance of the classes is based on the returns of the Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	7

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

June 30, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $2,520,560,777)	$4,061,219,239
Capital shares sold receivable	24,698,406

Total assets	4,085,917,645

Liabilities
Contributions payable to the Master	13,645,213
Income dividends payable	13,468,979
Capital shares redeemed payable	11,053,193
Service and distribution fees payable	319,151
Administration fees payable	178,019
Professional fees payable	9,379
Other accrued expenses payable	300

Total liabilities	38,674,234

Net Assets	$4,047,243,411

Net Assets Consist of
Paid-in capital	$2,456,710,838
Undistributed net investment income	240,902
Accumulated net realized gain	49,633,209
Net unrealized appreciation/depreciation	1,540,658,462

Net Assets	$4,047,243,411

Net Asset Value
Institutional — Based on net assets of $1,715,845,366 and 7,287,829 shares outstanding, unlimited number of shares authorized, no par value	$235.44

Service — Based on net assets of $270,421,142 and 1,148,631 shares outstanding, unlimited number of shares authorized, no par value	$235.43

Investor A — Based on net assets of $1,118,603,814 and 4,751,462 shares outstanding, unlimited number of shares authorized, no par value	$235.42

Investor C1 — Based on net assets of $78,513,433 and 333,515 shares outstanding, unlimited number of shares authorized, no par value	$235.41

Investor K — Based on net assets of $863,859,656 and 3,668,726 shares outstanding, unlimited number of shares authorized, no par value	$235.47

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Statement of Operations	BlackRock S&P 500 Stock Fund

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$38,126,659
Dividends — affiliated	223,726
Securities lending — affiliated — net	38,655
Income — affiliated	29,928
Foreign taxes withheld	(6,160)
Expenses	(1,027,506)
Fees waived	88,787

Total income	37,474,089

Fund Expenses
Administration — Institutional	936,680
Administration — Service	110,423
Administration — Investor A	618,083
Administration — Investor C1	71,005
Administration — Class K	195,104
Service — Service	203,778
Service — Investor A	1,330,278
Service and distribution — Investor C1	348,781
Professional	9,389
Miscellaneous	125

Total expenses	3,823,646
Less fees waived by administrator	(9,389)

Total expenses after fees waived	3,814,257

Net investment income	33,659,832

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	26,705,190
Net change in unrealized appreciation on investments, short sales and financial futures contracts	204,908,566

Total realized and unrealized gain	231,613,756

Net Increase in Net Assets Resulting from Operations	$265,273,588

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	9

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$33,659,832	$46,880,109
Net realized gain	26,705,190	4,132,473
Net change in unrealized appreciation/depreciation	204,908,566	624,104,063

Net increase in net assets resulting from operations	265,273,588	675,116,645

Dividends to Shareholders From
Net investment income:
Institutional	(15,186,316)	(19,390,400)[1]
Service	(2,242,007)	(2,904,493)[1]
Investor A	(8,607,415)	(10,732,874)[1]
Investor C1	(334,389)	(473,608)[1]
Class K	(8,015,441)	(12,805,036)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(34,385,568)	(46,306,411)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	43,365,943	2,764,113,191

Net Assets
Total increase in net assets	274,253,963	3,392,923,425
Beginning of period	3,772,989,448	380,066,023

End of period	$4,047,243,411	$3,772,989,448

Undistributed net investment income, end of period	$240,902	$966,638

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Financial Highlights	BlackRock S&P 500 Stock Fund

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.97	$190.60

Net investment income[2]	2.06	2.89
Net realized and unrealized gain	13.51	31.21

Net increase from investment operations	15.57	34.10

Dividends from net investment income	(2.10)	(2.73)[3]

Net asset value, end of period	$235.44	$221.97

Total Investment Return[4]
Based on net asset value[5]	7.04%	18.03%

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.17%	0.23%

Total expenses after fees waived[7,8]	0.17%	0.23%

Net investment income[7,8]	1.85%	1.93%

Supplemental Data
Net assets, end of period (000)	$1,715,845	$1,570,760

Portfolio turnover of the Master Portfolio	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Service
	Six Months Ended June 30, 2014 (Unaudited)	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.97	$186.71

Net investment income[2]	1.91	2.59
Net realized and unrealized gain	13.51	35.22

Net increase from investment operations	15.42	37.81

Dividends from net investment income	(1.96)	(2.55)[3]

Net asset value, end of period	$235.43	$221.97

Total Investment Return[4]
Based on net asset value[5]	6.97%	20.39%

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.30%	0.35%

Total expenses after fees waived[7,8]	0.30%	0.35%

Net investment income[7,8]	1.72%	1.81%

Supplemental Data
Net assets, end of period (000)	$270,421	$252,419

Portfolio turnover of the Master Portfolio	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.96	$190.60

Net investment income[2]	1.78	2.50
Net realized and unrealized gain	13.50	31.23

Net increase from investment operations	15.28	33.73

Dividends from net investment income	(1.82)	(2.37)[3]

Net asset value, end of period	$235.42	$221.96

Total Investment Return[4]
Based on net asset value[5]	6.90%	17.82%

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.42%	0.48%

Total expenses after fees waived[7,8]	0.42%	0.48%

Net investment income[7,8]	1.60%	1.67%

Supplemental Data
Net assets, end of period (000)	$1,118,604	$1,046,428

Portfolio turnover of the Master Portfolio	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	13

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Investor C1
	Six Months Ended June 30, 2014 (Unaudited)	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.98	$186.71

Net investment income[2]	0.95	1.38
Net realized and unrealized gain	13.48	35.22

Net increase from investment operations	14.43	36.60

Dividends from net investment income	(1.00)	(1.33)[3]

Net asset value, end of period	$235.41	$221.98

Total Investment Return[4]
Based on net asset value[5]	6.51%	19.68%

Ratios to Average Net Assets[6]
Total expenses[7,8]	1.16%	1.19%

Total expenses after fees waived[7,8]	1.16%	1.19%

Net investment income[7,8]	0.85%	0.97%

Supplemental Data
Net assets, end of period (000)	$78,513	$77,040

Portfolio turnover of the Master Portfolio	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock S&P 500 Stock Fund

	Class K
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$221.99		$171.12		$150.57		$150.60	$133.49	$107.85

Net investment income[1]	2.14		3.91		3.57		2.97	2.55	2.50
Net realized and unrealized gain (loss)	13.52		50.74		20.23		(0.05)	17.10	25.60

Net increase from investment operations	15.66		54.65		23.80		2.92	19.65	28.10

Dividends and distributions from:
Net investment income	(2.18)		(3.78)[2]		(3.25)[2]		(2.92)[2]	(2.54)[2]	(2.46)[2]
Return of capital	—		—		—		(0.03)[2]	—	—

Total dividends and distributions	(2.18)		(3.78)		(3.25)		(2.95)	(2.54)	(2.46)

Net asset value, end of year	$235.47		$221.99		$171.12		$150.57	$150.60	$133.49

Total Investment Return[3]
Based on net asset value	7.08%	[4]	32.21%		15.85%		2.00%	14.91%	26.48%

Ratios to Average Net Assets[5]
Total expenses	0.10%	[6,7]	0.17%	[7]	0.26%	[8]	0.19% [7]	0.21%	0.21%

Total expenses after fees waived	0.10%	[6,7]	0.16%	[7]	0.18%	[8]	0.18% [7]	0.20%	0.20%

Net investment income	1.92%	[6,7]	1.96%	[7]	2.15%	[8]	1.95% [7]	1.87%	2.20%

Supplemental Data
Net assets, end of year (000)	$863,860		$826,342		$380,066		$255,280	$277,661	$215,333

Portfolio turnover of the Master Portfolio	2%		2%		10%		5%	9%	5%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	15

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Stock Fund

1. Organization:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2014 was 72.0%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Service and Investor A Shares are sold without a sales charge. Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Reorganization: The Board of Trustees of MIP (the “Board”), and the respective Boards and shareholders of each of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM (individually, a “Target Fund” and collectively, the “Target Funds”), approved the reorganization of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on April 19, 2013, less the costs of the Target Fund’s reorganization. In connection with the reorganization, the Fund issued newly created Institutional, Service, Investor A and Investor C1 shares. The then outstanding class of Fund shares was re-designated Class K.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
S&P 500 Index Fund	Institutional	68,741,124	0.10163775	Institutional	6,986,693
S&P 500 Index Fund	Investor A	33,831,894	0.10150342	Investor A	3,434,053
Index Equity Portfolio	Institutional	9,362,068	0.15998417	Class K	1,497,783
Index Equity Portfolio	Service	2,054,381	0.15881537	Service	326,267
Index Equity Portfolio	Investor A	5,363,591	0.15870182	Service	851,212
Index Equity Portfolio	Investor B	18,331	0.15763385	Service	2,890
Index Equity Portfolio	Investor C	2,368,143	0.15579407	Investor C1	368,943

Each Target Fund’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation
S&P 500 Index Fund . . .	$1,945,674,388	$1,443,196,899	$(139,324,052)	$641,801,541
Index Equity Portfolio . . . .	$568,933,275	$89,368,279	$392,716,977	$86,848,019

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments being received from the Target Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

16	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

The net assets of the Fund before the acquisition were $655,959,610. The aggregate net assets of the Fund immediately after the acquisition amounted to $3,170,567,273. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
S&P 500 Index Fund	$1,946,602,630	$1,304,801,089
Index Equity Portfolio	$569,177,682	$482,329,663

The purpose of these transactions was to combine three funds managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2013, are as follows:

•	Net investment income: $59,870,697

•	Net realized and change in unrealized gain on investments: $1,245,158,841

•	Net increase in net assets resulting from operations: $1,305,029,539

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (“BAL” or the “Administrator”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

The Trust entered into an Administration Agreement with BAL, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. Effective March 21, 2014, BAL is entitled to receive for these administration services an annual fee based on the average daily net assets attributable to each share class of the Fund as follows:

Rate
Institutional	0.07%
Service	0.04%
Investor A	0.07%
Investor C1	0.14%
Class K	0.00%

Prior to March 21, 2014, BAL was entitled to receive an administration fee as a percentage of average daily net assets of each share class of the Fund as follows:

Rate
Institutional	0.18%
Service	0.15%
Investor A	0.18%
Investor C1	0.25%
Class K	0.11%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Investor A	Investor C1
Service Fee	0.15%	0.25%	0.15%
Distribution Fee	—	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C1 shareholders.

For the six months ended June 30, 2014, affiliates received CDSCs of $1,057 for Investor C1 Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

18	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$31,394,394
2015	50,355,635
2016	82,681,799
2017	21,080,621
2018	29,366,509
No Expiration date[1]	12,477,619

Total	$227,356,577

[1]	Must be utilized prior to losses subject to expiration.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Period April 10, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,509,296	$338,187,739	2,166,352	$440,390,615
Shares issued resulting from reorganization	—	—	6,986,693	1,304,510,503
Shares issued to shareholders in reinvestment of dividends	63,970	14,732,975	92,169	18,730,219
Shares redeemed	(1,361,894)	(305,528,120)	(2,168,757)	(442,435,143)

Net increase	211,372	$47,392,594	7,076,457	$1,321,196,194

	Six Months Ended June 30, 2014		Period April 19, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Service
Shares sold	71,965	$16,152,264	95,553	$19,504,317
Shares issued resulting from reorganization	—	—	1,180,369	220,384,347
Shares issued to shareholders in reinvestment of dividends	9,562	2,202,666	14,036	2,850,673
Shares redeemed	(70,092)	(15,780,393)	(152,762)	(30,909,655)

Net increase	11,435	$2,574,537	1,137,196	$211,829,682

	Six Months Ended June 30, 2014		Period April 10, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Investor A
Shares sold	806,654	$183,514,136	2,019,105	$397,655,245
Shares issued resulting from reorganization	—	—	3,434,053	641,163,884
Shares issued to shareholders in reinvestment of dividends	35,260	8,121,104	49,479	10,061,015
Shares redeemed	(804,841)	(183,256,017)	(788,248)	(159,333,939)

Net increase	37,073	$8,379,223	4,714,389	$889,546,205

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	19

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

	Six Months Ended June 30, 2014		Period April 19, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Investor C1
Shares sold	28	$6,268	—	—
Shares issued resulting from reorganization	—	—	368,943	$68,884,568
Shares issued to shareholders in reinvestment of dividends	1,283	295,787	2,111	427,276
Shares redeemed	(14,858)	(3,339,973)	(23,992)	(4,877,874)

Net increase (decrease)	(13,547)	$(3,037,918)	347,062	$64,433,970

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Investor K
Shares sold	342,803	$76,971,898	955,258	$188,585,120
Shares issued resulting from reorganization	—	—	1,497,783	279,664,361
Shares issued to shareholders in reinvestment of dividends	26,364	6,072,434	51,231	10,230,673
Shares redeemed	(422,873)	(94,986,825)	(1,002,888)	(201,373,014)

Net increase (decrease)	(53,706)	$(11,942,493)	1,501,384	$277,107,140

Total Net Increase	192,627	$43,365,943	14,776,488	$2,764,113,191

[1]	Commencement of operations.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of June 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobil Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
General Electric Co.	2
Wells Fargo & Co.	1
Chevron Corp.	1
Berkshire Hathaway, Inc. — Class B	1
JPMorgan Chase & Co.	1
The Procter & Gamble Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	13
Consumer Discretionary	12
Energy	11
Industrials	11
Consumer Staples	10
Materials	3
Utilities	3
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	21

Schedule of Investments June 30, 2014 (Unaudited)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
The Boeing Co.	211,878	$26,957,238
General Dynamics Corp.	102,861	11,988,450
Honeywell International, Inc.	247,310	22,987,464
L-3 Communications Holdings, Inc.	27,230	3,288,023
Lockheed Martin Corp.	84,199	13,533,305
Northrop Grumman Corp.	67,633	8,090,936
Precision Castparts Corp.	45,716	11,538,718
Raytheon Co.	98,772	9,111,717
Rockwell Collins, Inc.	42,786	3,343,298
Textron, Inc.	88,176	3,376,259
United Technologies Corp.	266,346	30,749,646

		144,965,054
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	46,869	2,989,774
Expeditors International of Washington, Inc.	62,352	2,753,464
FedEx Corp.	87,724	13,279,659
United Parcel Service, Inc., Class B	222,608	22,852,937

		41,875,834
Airlines — 0.3%
Delta Air Lines, Inc.	267,771	10,368,093
Southwest Airlines Co.	218,521	5,869,474

		16,237,567
Auto Components — 0.4%
BorgWarner, Inc.	72,194	4,706,327
Delphi Automotive PLC	87,281	5,999,696
The Goodyear Tire & Rubber Co.	87,156	2,421,194
Johnson Controls, Inc.	209,738	10,472,218

		23,599,435
Automobiles — 0.7%
Ford Motor Co.	1,248,757	21,528,571
General Motors Co.	415,290	15,075,027
Harley-Davidson, Inc.	68,974	4,817,834

		41,421,432
Banks — 5.8%
Bank of America Corp.	3,320,971	51,043,324
BB&T Corp.	226,896	8,946,509
Citigroup, Inc.	959,344	45,185,102
Comerica, Inc.	57,439	2,881,140
Fifth Third Bancorp	268,579	5,734,162
Huntington Bancshares, Inc.	261,323	2,493,021
JPMorgan Chase & Co.	1,195,231	68,869,210
KeyCorp	278,914	3,996,838
M&T Bank Corp.	41,522	5,150,804
The PNC Financial Services Group, Inc. (b)	168,677	15,020,687
Regions Financial Corp.	435,581	4,625,870
SunTrust Banks, Inc.	168,342	6,743,780
US Bancorp	573,227	24,832,194
Wells Fargo & Co.	1,513,664	79,558,180
Zions Bancorporation	58,457	1,722,728

		326,803,549
Beverages — 2.1%
Brown-Forman Corp., Class B	51,187	4,820,280
The Coca-Cola Co.	1,193,695	50,564,920
Coca-Cola Enterprises, Inc.	73,864	3,529,222
Constellation Brands, Inc., Class A (a)	53,297	4,697,065
Dr Pepper Snapple Group, Inc.	62,020	3,633,132
Molson Coors Brewing Co., Class B	50,174	3,720,904
Beverages (concluded)
Monster Beverage Corp. (a)	42,733	$3,035,325
PepsiCo, Inc.	478,775	42,773,758

		116,774,606
Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc. (a)	62,463	9,759,844
Amgen, Inc.	239,070	28,298,716
Biogen Idec, Inc. (a)	74,909	23,619,557
Celgene Corp. (a)	255,294	21,924,648
Gilead Sciences, Inc. (a)	484,974	40,209,194
Regeneron Pharmaceuticals, Inc. (a)	25,168	7,109,205
Vertex Pharmaceuticals, Inc. (a)	74,585	7,061,708

		137,982,872
Building Products — 0.1%
Allegion PLC	28,386	1,608,919
Masco Corp.	112,581	2,499,298

		4,108,217
Capital Markets — 2.2%
Affiliated Managers Group, Inc. (a)	17,455	3,585,257
Ameriprise Financial, Inc.	60,008	7,200,960
The Bank of New York Mellon Corp.	360,126	13,497,522
BlackRock, Inc. (b)	39,497	12,623,241
The Charles Schwab Corp.	369,803	9,958,795
E*Trade Financial Corp. (a)	91,087	1,936,510
Franklin Resources, Inc.	126,931	7,341,689
The Goldman Sachs Group, Inc.	131,341	21,991,737
Invesco Ltd.	136,632	5,157,858
Legg Mason, Inc.	32,478	1,666,446
Morgan Stanley	441,997	14,289,763
Northern Trust Corp.	70,131	4,503,112
State Street Corp.	136,038	9,149,916
T. Rowe Price Group, Inc.	82,968	7,003,329

		119,906,135
Chemicals — 2.5%
Air Products & Chemicals, Inc.	67,036	8,622,170
Airgas, Inc.	21,113	2,299,417
CF Industries Holdings, Inc.	16,449	3,956,478
The Dow Chemical Co.	380,266	19,568,489
E.I. du Pont de Nemours & Co.	290,033	18,979,760
Eastman Chemical Co.	47,457	4,145,369
Ecolab, Inc.	85,321	9,499,640
FMC Corp.	42,048	2,993,397
International Flavors & Fragrances, Inc.	25,669	2,676,763
LyondellBasell Industries NV, Class A	131,563	12,847,127
Monsanto Co.	165,534	20,648,711
The Mosaic Co.	102,176	5,052,603
PPG Industries, Inc.	43,662	9,175,569
Praxair, Inc.	92,508	12,288,763
The Sherwin-Williams Co.	26,752	5,535,256
Sigma-Aldrich Corp.	37,555	3,811,082

		142,100,594
Commercial Services & Supplies — 0.5%
The ADT Corp. (c)	55,053	1,923,552
Cintas Corp.	31,878	2,025,528
Iron Mountain, Inc.	53,940	1,912,173
Pitney Bowes, Inc.	64,033	1,768,591
Republic Services, Inc.	84,428	3,205,731
Stericycle, Inc. (a)	26,773	3,170,459
Tyco International Ltd.	145,666	6,642,370

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
Waste Management, Inc.	136,618	$6,110,923

		26,759,327
Communications Equipment — 1.7%
Cisco Systems, Inc.	1,617,815	40,202,703
F5 Networks, Inc. (a)	23,911	2,664,642
Harris Corp.	33,576	2,543,382
Juniper Networks, Inc. (a)	149,652	3,672,460
Motorola Solutions, Inc.	71,444	4,756,027
QUALCOMM, Inc.	533,037	42,216,530

		96,055,744
Construction & Engineering — 0.2%
Fluor Corp.	50,269	3,865,686
Jacobs Engineering Group, Inc. (a)	41,763	2,225,133
Quanta Services, Inc. (a)	68,790	2,378,758

		8,469,577
Construction Materials — 0.0%
Vulcan Materials Co.	41,302	2,633,003
Consumer Finance — 1.0%
American Express Co.	287,506	27,275,694
Capital One Financial Corp.	180,504	14,909,630
Discover Financial Services	147,267	9,127,609
Navient Corp.	133,555	2,365,259

		53,678,192
Containers & Packaging — 0.2%
Avery Dennison Corp.	29,984	1,536,680
Ball Corp.	44,019	2,759,111
Bemis Co., Inc.	31,974	1,300,063
MeadWestvaco Corp.	53,033	2,347,240
Owens-Illinois, Inc. (a)	52,120	1,805,437
Sealed Air Corp.	61,390	2,097,696

		11,846,227
Distributors — 0.1%
Genuine Parts Co.	48,505	4,258,739
Diversified Consumer Services — 0.1%
H&R Block, Inc.	86,588	2,902,430
Graham Holdings Co., Class B	1,385	994,582

		3,897,012
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	568,607	71,962,902
CME Group, Inc.	99,678	7,072,154
IntercontinentalExchange Group, Inc.	36,346	6,865,759
Leucadia National Corp.	100,085	2,624,229
McGraw-Hill Financial, Inc.	85,958	7,137,093
Moody’s Corp.	59,385	5,205,689
The NASDAQ OMX Group, Inc.	37,180	1,435,892

		102,303,718
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	1,639,025	57,955,924
CenturyLink, Inc.	180,901	6,548,616
Frontier Communications Corp.	316,458	1,848,115
Verizon Communications, Inc.	1,307,794	63,990,360
Windstream Holdings, Inc. (c)	190,284	1,895,229

		132,238,244
Electric Utilities — 1.7%
American Electric Power Co., Inc.	154,132	$8,595,942
Duke Energy Corp.	223,345	16,569,966
Edison International	102,886	5,978,705
Entergy Corp.	56,645	4,649,988
Exelon Corp.	271,179	9,892,610
FirstEnergy Corp.	132,599	4,603,837
NextEra Energy, Inc.	137,726	14,114,160
Northeast Utilities	99,782	4,716,695
Pepco Holdings, Inc.	79,261	2,178,092
Pinnacle West Capital Corp.	34,844	2,015,377
PPL Corp.	199,498	7,088,164
The Southern Co.	281,315	12,766,075
Xcel Energy, Inc.	158,513	5,108,874

		98,278,485
Electrical Equipment — 0.6%
AMETEK, Inc.	77,461	4,049,661
Eaton Corp. PLC	150,540	11,618,677
Emerson Electric Co.	221,610	14,706,040
Rockwell Automation, Inc.	43,719	5,471,870

		35,846,248
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	49,632	4,781,547
Corning, Inc.	413,207	9,069,893
FLIR Systems, Inc.	44,714	1,552,917
Jabil Circuit, Inc.	58,460	1,221,814
TE Connectivity Ltd.	129,133	7,985,585

		24,611,756
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	137,679	10,250,202
Cameron International Corp. (a)	64,497	4,367,092
Diamond Offshore Drilling, Inc.	21,653	1,074,638
Ensco PLC, Class A	73,800	4,101,066
FMC Technologies, Inc. (a)	74,199	4,531,333
Halliburton Co.	266,718	18,939,645
Helmerich & Payne, Inc.	34,149	3,965,040
Nabors Industries Ltd.	82,648	2,427,372
National Oilwell Varco, Inc.	135,491	11,157,684
Noble Corp. PLC	80,277	2,694,096
Rowan Cos. PLC, Class A	39,370	1,257,084
Schlumberger Ltd.	411,238	48,505,522
Transocean Ltd.	107,450	4,838,474

		118,109,248
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	138,414	15,939,756
CVS Caremark Corp.	369,262	27,831,277
The Kroger Co.	160,939	7,955,215
Safeway, Inc.	72,719	2,497,170
Sysco Corp.	184,600	6,913,270
Wal-Mart Stores, Inc.	509,013	38,211,606
Walgreen Co.	277,268	20,553,877
Whole Foods Market, Inc.	116,103	4,485,059

		124,387,230
Food Products — 1.6%
Archer-Daniels-Midland Co.	206,705	9,117,758
Campbell Soup Co.	56,499	2,588,219
ConAgra Foods, Inc.	132,990	3,947,143
General Mills, Inc.	194,077	10,196,806

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	23

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
The Hershey Co.	47,142	$4,590,217
Hormel Foods Corp.	42,532	2,098,954
The J.M. Smucker Co.	32,742	3,489,315
Kellogg Co.	80,519	5,290,098
Keurig Green Mountain, Inc.	40,094	4,996,113
Kraft Foods Group, Inc.	187,994	11,270,240
McCormick & Co., Inc.	41,236	2,952,085
Mead Johnson Nutrition Co.	63,820	5,946,109
Mondelez International, Inc., Class A	534,200	20,091,262
Tyson Foods, Inc., Class A	86,914	3,262,752

		89,837,071
Gas Utilities — 0.0%
AGL Resources, Inc.	37,655	2,072,155
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	474,344	19,400,670
Baxter International, Inc.	171,351	12,388,677
Becton Dickinson & Co.	61,012	7,217,720
Boston Scientific Corp. (a)	417,678	5,333,748
C.R. Bard, Inc.	24,089	3,444,968
CareFusion Corp. (a)	65,513	2,905,502
Covidien PLC	142,385	12,840,279
DENTSPLY International, Inc.	44,794	2,120,996
Edwards Lifesciences Corp. (a)	33,326	2,860,704
Intuitive Surgical, Inc. (a)	12,128	4,994,310
Medtronic, Inc.	315,484	20,115,260
St. Jude Medical, Inc.	89,754	6,215,464
Stryker Corp.	93,377	7,873,549
Varian Medical Systems, Inc. (a)	32,824	2,728,987
Zimmer Holdings, Inc.	53,007	5,505,307

		115,946,141
Health Care Providers & Services — 2.0%
Aetna, Inc.	112,880	9,152,310
AmerisourceBergen Corp.	71,334	5,183,128
Cardinal Health, Inc.	107,450	7,366,772
Cigna Corp.	84,851	7,803,746
DaVita HealthCare Partners, Inc. (a)	56,140	4,060,045
Express Scripts Holding Co. (a)	244,121	16,924,909
Humana, Inc.	48,879	6,242,826
Laboratory Corp. of America Holdings (a)	26,817	2,746,061
McKesson Corp.	72,816	13,559,067
Patterson Cos., Inc.	25,811	1,019,793
Quest Diagnostics, Inc.	45,622	2,677,555
Tenet Healthcare Corp. (a)	30,831	1,447,207
UnitedHealth Group, Inc.	309,458	25,298,192
WellPoint, Inc.	88,331	9,505,299

		112,986,910
Health Care Technology — 0.1%
Cerner Corp. (a)	93,250	4,809,835
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	138,484	5,213,923
Chipotle Mexican Grill, Inc. (a)	9,816	5,816,078
Darden Restaurants, Inc.	41,666	1,927,886
Marriott International, Inc., Class A	69,357	4,445,784
McDonald’s Corp.	312,145	31,445,487
Starbucks Corp.	237,778	18,399,262
Starwood Hotels & Resorts Worldwide, Inc.	60,629	4,900,036
Wyndham Worldwide Corp.	40,149	3,040,082
Wynn Resorts Ltd.	25,581	5,309,592
Hotels, Restaurants & Leisure (concluded)
Yum! Brands, Inc.	139,386	$11,318,143

		91,816,273
Household Durables — 0.4%
D.R. Horton, Inc.	90,379	2,221,516
Garmin Ltd.	38,652	2,353,907
Harman International Industries, Inc.	21,503	2,310,067
Leggett & Platt, Inc.	43,667	1,496,904
Lennar Corp., Class A	55,511	2,330,352
Mohawk Industries, Inc. (a)	19,317	2,672,314
Newell Rubbermaid, Inc.	87,362	2,707,348
PulteGroup, Inc.	107,888	2,175,022
Whirlpool Corp.	24,549	3,417,712

		21,685,142
Household Products — 1.8%
The Clorox Co.	40,618	3,712,485
Colgate-Palmolive Co.	274,625	18,723,933
Kimberly-Clark Corp.	119,001	13,235,291
The Procter & Gamble Co.	854,555	67,159,477

		102,831,186
Independent Power & Renewable Electricity Producers — 0.1%
The AES Corp.	208,423	3,240,978
NRG Energy, Inc.	106,492	3,961,502

		7,202,480
Industrial Conglomerates — 2.3%
3M Co.	196,301	28,118,155
Danaher Corp.	189,984	14,957,440
General Electric Co.	3,166,820	83,224,030
Roper Industries, Inc.	31,511	4,600,921

		130,900,546
Insurance — 2.8%
ACE Ltd.	106,645	11,059,087
Aflac, Inc.	143,461	8,930,447
The Allstate Corp.	137,072	8,048,868
American International Group, Inc.	456,877	24,936,347
Aon PLC	93,645	8,436,478
Assurant, Inc.	22,672	1,486,150
The Chubb Corp.	77,213	7,116,722
Cincinnati Financial Corp.	46,470	2,232,419
Genworth Financial, Inc., Class A (a)	156,706	2,726,684
Hartford Financial Services Group, Inc.	142,005	5,085,199
Lincoln National Corp.	83,285	4,284,180
Loews Corp.	96,448	4,244,676
Marsh & McLennan Cos., Inc.	173,560	8,993,879
MetLife, Inc.	355,458	19,749,247
Principal Financial Group, Inc.	86,405	4,361,724
The Progressive Corp.	172,177	4,366,409
Prudential Financial, Inc.	145,898	12,951,365
Torchmark Corp.	27,719	2,270,740
The Travelers Cos., Inc.	109,743	10,323,524
Unum Group	81,284	2,825,432
XL Group PLC	85,768	2,807,187

		157,236,764
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (a)	117,712	38,230,503
Expedia, Inc.	32,387	2,550,800
Netflix, Inc. (a)	18,932	8,341,439
priceline.com, Inc. (a)	16,559	19,920,477

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail (concluded)
TripAdvisor, Inc. (a)	35,136	$3,817,878

		72,861,097
Internet Software & Services — 3.1%
Akamai Technologies, Inc. (a)	56,129	3,427,237
eBay, Inc. (a)	360,229	18,033,064
Facebook, Inc., Class A (a)	543,008	36,539,008
Google, Inc., Class A (a)	89,464	52,306,917
Google, Inc., Class C (a)	89,464	51,466,850
VeriSign, Inc. (a)	39,039	1,905,494
Yahoo!, Inc. (a)	295,688	10,387,519

		174,066,089
IT Services — 3.3%
Accenture PLC, Class A	199,938	16,162,988
Alliance Data Systems Corp. (a)	17,118	4,814,437
Automatic Data Processing, Inc.	152,246	12,070,063
Cognizant Technology Solutions Corp., Class A (a)	192,146	9,397,861
Computer Sciences Corp.	45,804	2,894,813
Fidelity National Information Services, Inc.	90,904	4,976,085
Fiserv, Inc. (a)	78,722	4,748,511
International Business Machines Corp.	300,480	54,468,010
Mastercard, Inc., Class A	317,341	23,315,043
Paychex, Inc.	102,226	4,248,513
Teradata Corp. (a)(c)	49,822	2,002,844
Total System Services, Inc.	52,439	1,647,109
Visa, Inc., Class A	158,761	33,452,530
The Western Union Co.	170,249	2,952,118
Xerox Corp.	345,054	4,292,472

		181,443,397
Leisure Products — 0.1%
Hasbro, Inc.	36,448	1,933,566
Mattel, Inc.	107,005	4,169,985

		6,103,551
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	105,239	6,044,928
PerkinElmer, Inc.	35,747	1,674,390
Thermo Fisher Scientific, Inc.	125,984	14,866,112
Waters Corp. (a)	26,778	2,796,694

		25,382,124
Machinery — 1.7%
Caterpillar, Inc.	197,146	21,423,856
Cummins, Inc.	54,014	8,333,820
Deere & Co.	114,898	10,404,014
Dover Corp.	52,588	4,782,879
Flowserve Corp.	43,387	3,225,823
Illinois Tool Works, Inc.	119,884	10,497,043
Ingersoll-Rand PLC	79,284	4,956,043
Joy Global, Inc. (c)	31,481	1,938,600
PACCAR, Inc.	112,009	7,037,526
Pall Corp.	34,633	2,957,312
Parker Hannifin Corp.	47,032	5,913,333
Pentair PLC	61,500	4,435,380
Snap-on, Inc.	18,389	2,179,464
Stanley Black & Decker, Inc.	49,281	4,327,857
Xylem, Inc.	58,061	2,269,024

		94,681,974
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A (c)	68,342	$1,206,236
CBS Corp., Class B	166,923	10,372,595
Comcast Corp., Class A	821,028	44,072,783
DIRECTV (a)	147,984	12,580,120
Discovery Communications, Inc., Class A (a)	68,872	5,115,812
Gannett Co., Inc.	71,481	2,238,070
The Interpublic Group of Cos., Inc.	133,825	2,610,926
News Corp., Class A (a)	157,236	2,820,814
Omnicom Group, Inc.	81,612	5,812,407
Scripps Networks Interactive, Inc., Class A	33,863	2,747,644
Time Warner Cable, Inc.	87,985	12,960,191
Time Warner, Inc.	278,585	19,570,596
Twenty-First Century Fox, Inc., Class A	604,690	21,254,853
Viacom, Inc., Class B	123,534	10,714,104
The Walt Disney Co.	508,653	43,611,908

		197,689,059
Metals & Mining — 0.5%
Alcoa, Inc.	370,188	5,512,099
Allegheny Technologies, Inc.	34,279	1,545,983
Freeport-McMoRan Copper & Gold, Inc.	328,021	11,972,766
Newmont Mining Corp.	157,422	4,004,816
Nucor Corp.	100,566	4,952,875
United States Steel Corp. (c)	45,488	1,184,508

		29,173,047
Multi-Utilities — 1.2%
Ameren Corp.	76,616	3,132,062
CenterPoint Energy, Inc.	135,701	3,465,804
CMS Energy Corp.	85,094	2,650,678
Consolidated Edison, Inc.	92,491	5,340,430
Dominion Resources, Inc.	183,670	13,136,079
DTE Energy Co.	55,898	4,352,777
Integrys Energy Group, Inc.	25,306	1,800,016
NiSource, Inc.	99,430	3,911,576
PG&E Corp.	146,765	7,047,655
Public Service Enterprise Group, Inc.	159,765	6,516,814
SCANA Corp.	44,708	2,405,738
Sempra Energy	71,998	7,538,911
TECO Energy, Inc.	64,444	1,190,925
Wisconsin Energy Corp. (c)	71,250	3,343,050

		65,832,515
Multiline Retail — 0.6%
Dollar General Corp. (a)	95,779	5,493,884
Dollar Tree, Inc. (a)	65,235	3,552,698
Family Dollar Stores, Inc.	30,190	1,996,767
Kohl’s Corp.	61,558	3,242,875
Macy’s, Inc.	113,842	6,605,113
Nordstrom, Inc.	44,408	3,016,635
Target Corp.	200,055	11,593,187

		35,501,159
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	159,496	17,460,027
Apache Corp.	121,818	12,257,327
Cabot Oil & Gas Corp.	131,808	4,499,925
Chesapeake Energy Corp.	159,887	4,969,288
Chevron Corp.	601,183	78,484,441
Cimarex Energy Co.	27,483	3,942,711
ConocoPhillips	387,713	33,238,635

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	25

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
CONSOL Energy, Inc.	72,598	$3,344,590
Denbury Resources, Inc.	111,113	2,051,146
Devon Energy Corp.	121,083	9,613,990
EOG Resources, Inc.	172,587	20,168,517
EQT Corp.	47,921	5,122,755
Exxon Mobil Corp.	1,356,201	136,542,317
Hess Corp.	83,361	8,243,569
Kinder Morgan, Inc.	210,991	7,650,534
Marathon Oil Corp.	213,532	8,524,197
Marathon Petroleum Corp.	91,162	7,117,017
Murphy Oil Corp.	53,284	3,542,320
Newfield Exploration Co. (a)	43,090	1,904,578
Noble Energy, Inc.	113,449	8,787,760
Occidental Petroleum Corp.	248,111	25,463,632
ONEOK, Inc.	65,641	4,468,839
Peabody Energy Corp.	85,897	1,404,416
Phillips 66	178,708	14,373,484
Pioneer Natural Resources Co.	45,174	10,381,437
QEP Resources, Inc.	56,855	1,961,498
Range Resources Corp.	53,258	4,630,783
Southwestern Energy Co. (a)	111,494	5,071,862
Spectra Energy Corp.	211,797	8,997,137
Tesoro Corp.	40,856	2,397,022
Valero Energy Corp.	168,515	8,442,601
The Williams Cos., Inc.	233,196	13,574,339

		478,632,694
Paper & Forest Products — 0.1%
International Paper Co.	136,821	6,905,356
Personal Products — 0.1%
Avon Products, Inc.	137,175	2,004,127
The Estee Lauder Cos., Inc., Class A	79,799	5,925,874

		7,930,001
Pharmaceuticals — 6.0%
AbbVie, Inc.	502,146	28,341,120
Actavis PLC (a)	55,090	12,287,825
Allergan, Inc.	93,969	15,901,434
Bristol-Myers Squibb Co.	523,339	25,387,175
Eli Lilly & Co.	311,100	19,341,087
Forest Laboratories, Inc. (a)	75,752	7,499,448
Hospira, Inc. (a)	52,777	2,711,154
Johnson & Johnson	893,445	93,472,216
Merck & Co., Inc.	922,921	53,390,980
Mylan, Inc. (a)	118,019	6,085,060
Perrigo Co. PLC	42,253	6,158,797
Pfizer, Inc.	2,014,428	59,788,223
Zoetis, Inc.	158,213	5,105,534

		335,470,053
Professional Services — 0.2%
The Dun & Bradstreet Corp.	11,699	1,289,230
Equifax, Inc.	38,532	2,795,111
Nielsen Holdings NV	95,722	4,633,902
Robert Half International, Inc.	43,428	2,073,253

		10,791,496
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	124,975	11,245,250
Apartment Investment & Management Co., Class A	46,247	1,492,391
AvalonBay Communities, Inc.	38,473	5,470,476
Real Estate Investment Trusts (REITs) (concluded)
Boston Properties, Inc.	48,328	$5,711,403
Crown Castle International Corp.	105,409	7,827,672
Equity Residential	106,063	6,681,969
Essex Property Trust, Inc.	19,741	3,650,308
General Growth Properties, Inc.	164,645	3,879,036
HCP, Inc.	144,692	5,987,355
Health Care REIT, Inc. (c)	96,459	6,045,086
Host Hotels & Resorts, Inc.	239,028	5,261,006
Kimco Realty Corp.	129,651	2,979,380
The Macerich Co.	44,426	2,965,435
Plum Creek Timber Co., Inc. (c)	55,919	2,521,947
Prologis, Inc.	157,795	6,483,797
Public Storage	45,769	7,842,518
Simon Property Group, Inc.	98,114	16,314,396
Ventas, Inc.	92,518	5,930,404
Vornado Realty Trust	55,040	5,874,419
Weyerhaeuser Co. (c)	184,817	6,115,595

		120,279,843
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	88,067	2,821,667
Road & Rail — 1.0%
CSX Corp.	317,172	9,772,069
Kansas City Southern	34,838	3,745,433
Norfolk Southern Corp.	97,785	10,074,789
Ryder System, Inc.	16,788	1,478,855
Union Pacific Corp.	286,028	28,531,293

		53,602,439
Semiconductors & Semiconductor Equipment — 2.3%
Altera Corp.	98,954	3,439,641
Analog Devices, Inc.	99,202	5,363,852
Applied Materials, Inc.	384,445	8,669,235
Avago Technologies Ltd.	79,488	5,728,700
Broadcom Corp., Class A	175,499	6,514,523
First Solar, Inc. (a)	22,445	1,594,942
Intel Corp.	1,572,072	48,577,025
KLA-Tencor Corp.	52,370	3,804,157
Lam Research Corp.	51,196	3,459,826
Linear Technology Corp.	74,697	3,515,988
Microchip Technology, Inc.	63,245	3,086,988
Micron Technology, Inc. (a)	338,020	11,137,759
NVIDIA Corp.	176,189	3,266,544
Texas Instruments, Inc.	340,862	16,289,795
Xilinx, Inc.	84,879	4,015,625

		128,464,600
Software — 3.4%
Adobe Systems, Inc. (a)	146,178	10,577,440
Autodesk, Inc. (a)	71,955	4,056,823
CA, Inc.	100,746	2,895,440
Citrix Systems, Inc. (a)	51,762	3,237,713
Electronic Arts, Inc. (a)	99,323	3,562,716
Intuit, Inc.	89,648	7,219,354
Microsoft Corp.	2,373,932	98,992,964
Oracle Corp.	1,084,293	43,946,395
Red Hat, Inc. (a)	59,789	3,304,538
Salesforce.com, Inc. (a)	178,386	10,360,659
Symantec Corp.	218,423	5,001,887

		193,155,929

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 1.9%
AutoNation, Inc. (a)	20,018	$1,194,674
AutoZone, Inc. (a)	10,495	5,627,839
Bed Bath & Beyond, Inc. (a)	64,444	3,697,797
Best Buy Co., Inc.	87,008	2,698,118
CarMax, Inc. (a)	69,636	3,621,768
GameStop Corp., Class A	36,159	1,463,355
The Gap, Inc.	82,139	3,414,518
The Home Depot, Inc.	432,065	34,979,982
L Brands, Inc.	77,439	4,542,572
Lowe’s Cos., Inc.	314,978	15,115,794
O’Reilly Automotive, Inc. (a)	33,507	5,046,154
PetSmart, Inc.	31,346	1,874,491
Ross Stores, Inc.	67,095	4,436,992
Staples, Inc.	204,578	2,217,626
Tiffany & Co.	35,044	3,513,161
TJX Cos., Inc.	221,179	11,755,664
Tractor Supply Co.	43,720	2,640,688
Urban Outfitters, Inc. (a)	32,218	1,090,902

		108,932,095
Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	1,904,219	176,959,072
EMC Corp.	646,536	17,029,758
Hewlett-Packard Co.	591,011	19,905,251
NetApp, Inc.	104,608	3,820,284
SanDisk Corp.	71,436	7,460,061
Seagate Technology PLC	103,145	5,860,699
Western Digital Corp.	66,107	6,101,676

		237,136,801
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	86,608	2,961,128
Fossil Group, Inc. (a)	15,019	1,569,786
Michael Kors Holdings Ltd. (a)	56,770	5,032,660
NIKE, Inc., Class B	232,962	18,066,203
PVH Corp.	25,980	3,029,268
Ralph Lauren Corp.	18,500	2,972,765
Under Armour, Inc., Class A (a)	51,143	3,042,497
VF Corp.	108,733	6,850,179

		43,524,486
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	150,515	1,479,563
People’s United Financial, Inc.	98,207	1,489,800

		2,969,363
Common Stocks	Shares	Value
Tobacco — 1.4%
Altria Group, Inc.	627,328	$26,310,136
Lorillard, Inc.	114,486	6,980,211
Philip Morris International, Inc.	496,735	41,879,728
Reynolds American, Inc.	98,259	5,929,931

		81,100,006
Trading Companies & Distributors — 0.2%
Fastenal Co.	86,217	4,266,879
W.W. Grainger, Inc.	19,250	4,894,698

		9,161,577
Total Long-Term Investments (Cost — $3,055,763,724) — 97.9%		5,500,084,966

Short-Term Securities
Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)(d)(e)	99,157,518	99,157,518
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (b)(d)(e)	5,874,248	5,874,248
Total Short-Term Securities (Cost — $105,031,766) — 1.9%		105,031,766
Total Investments Before Investments Sold Short (Cost — $3,160,795,490*) — 99.8%		5,605,116,732

Investments Sold Short
Energy Equipment & Services
Seventy Seven Energy, Inc. (f)	(11,420)	(268,941)
Total Investments Sold Short (Proceeds — $268,983) — (0.0%)		(268,941)
Total Investments, Net of Investments Sold Short (Cost $3,160,526,507) — 99.8%		5,604,847,791
Other Assets Less Liabilities — 0.2%		13,100,369

Net Assets — 100.0%		$5,617,948,160

Notes to Schedule of investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,806,680,714

Gross unrealized appreciation	$2,882,462,642
Gross unrealized depreciation	(84,026,624)

Net unrealized appreciation	$2,798,436,018

(a)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	27

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio

(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain
BlackRock, Inc.	40,465	—		(968)	39,497	$12,623,241	$154,327	$80,596
BlackRock Cash Funds: Institutional, SL Agency Shares	92,138,359	7,019,159	[1]	—	99,157,518	$99,157,518	$41,578	—
BlackRock Cash Funds: Prime, SL Agency Shares	11,657,294	—		(5,783,046)[2]	5,874,248	$5,874,248	$53,775	—
The PNC Financial Services Group, Inc.	169,461	2,060		(2,844)	168,677	$15,020,687	$155,156	$46,015
[1] Represent net shares purchased. [2] Represent net shares sold.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

(f)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
1,094	S&P 500 E-Mini Index	Chicago Mercantile	September 2014	$106,796,280	$508,020

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[3]	$5,500,084,966	—	—	$5,500,084,966
Short-Term Securities:
Money Market Funds	105,031,766	—	—	105,031,766
Liabilities:
Investments:
Investments Sold Short	(268,941)	—	—	(268,941)

Total	$5,604,847,791	—	—	$5,604,847,791

[3] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

28	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$508,020	—	—	$508,020
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,236	—	—	$3,236
Cash pledged for financial futures contracts	4,625,000	—	—	4,625,000
Liabilities:
Collateral on securities loaned at value	—	$(5,874,248)	—	(5,874,248)

Total	$4,628,236	$(5,874,248)	—	$(1,246,012)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	29

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $5,760,021) (cost — $3,039,494,984)	$5,472,441,038
Investments at value — affiliated (cost — $121,300,506)	132,675,694
Cash	3,236
Contributions receivable from investors	12,792,920
Dividends receivable	5,828,307
Cash pledged for financial futures contracts	4,625,000
Investments sold receivable	516,721
Variation margin receivable on financial futures contracts	20,186
Securities lending income receivable — affiliated	4,889

Total assets	5,628,907,991

Liabilities
Collateral on securities loaned at value	5,874,248
Investments purchased payable	4,562,956
Investments sold short at value (proceeds — $268,983)	268,941
Investment advisory fees payable	207,635
Trustees’ fees payable	37,000
Professional fees payable	9,051

Total liabilities	10,959,831

Net Assets	$5,617,948,160

Net Assets Consist of
Investors’ capital	$3,173,118,856
Net unrealized appreciation/depreciation	2,444,829,304

Net Assets	$5,617,948,160

See Notes to Financial Statements.

30	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Statement of Operations	S&P 500 Stock Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$53,015,324
Dividends — affiliated	309,483
Securities lending — affiliated — net	53,775
Income — affiliated	41,578
Foreign taxes withheld	(8,551)

Total income	53,411,609

Expenses
Investment advisory	1,326,592
Trustees	81,330
Professional	21,050

Total expenses	1,428,972
Less fees waived and/or reimbursed by Manager	(123,488)

Total expenses after fees reimbursed	1,305,484

Net investment income	52,106,125

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	28,946,253
Investments — affiliated	126,611
Financial futures contracts	8,043,017

37,115,881

Net change in unrealized appreciation/depreciation on:
Investments	284,112,598
Financial futures contracts	(169,340)
Short sales	42

283,943,300

Total realized and unrealized gain	321,059,181

Net Increase in Net Assets Resulting from Operations	$373,165,306

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	31

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$52,106,125	$82,885,589
Net realized gain	37,115,881	8,349,909
Net change in unrealized appreciation/depreciation	283,943,300	992,927,582

Net increase in net assets resulting from operations	373,165,306	1,084,163,080

Capital Transactions
Proceeds from contributions	786,436,602	3,187,732,511
Value of withdrawals	(812,783,955)	(718,697,605)

Net increase (decrease) in net assets derived from capital transactions	(26,347,353)	2,469,034,906

Net Assets
Total increase in net assets	346,817,953	3,553,197,986
Beginning of period	5,271,130,207	1,717,932,221

End of period	$5,617,948,160	$5,271,130,207

Financial Highlights	S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Total Investment Return
Total Investment Return	7.10%	[1]	32.33%	15.98%	2.13%	15.06%	26.63%

Ratio to Average Net Assets
Total expenses	0.05%	[2]	0.05%	0.06%	0.06%	0.05%	0.05%

Total expenses after fees reimbursed	0.05%	[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.96%	[2]	2.08%	2.22%	2.08%	2.01%	2.35%

Supplemental Data
Net assets, end of period (000)	$5,617,948		$5,271,130	$1,717,932	$2,108,316	$2,158,717	$2,049,062

Portfolio turnover	2%		2%	10%	5%	9%	5%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (Unaudited)	S&P 500 Stock Master Portfolio

1. Organization:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994

•	Net realized and change in unrealized gain on investments: $1,618,199,797

•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	33

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock

34	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	35

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$26,904	$(26,904)	—
Goldman Sachs & Co.	157,850	(157,850)	—
JP Morgan Clearing Corp.	3,957,522	(3,957,522)	—
Morgan Stanley & Co. LLC	55,039	(55,039)	—
National Financial Services LLC	182,854	(182,854)	—
State Street Bank & Trust Co.	1,379,852	(1,379,852)	—

Total	$5,760,021	$(5,760,021)	—

[1]

Collateral with a value of $5,874,248 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation/depreciation[2]	$508,020

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$8,043,035	$(169,340)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	810
Average notional value of contracts purchased	$77,917,630

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchanged traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Adviosrs, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $21,087.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2015. The amount of the waiver, if any, is included in fees reimbursed in the Statement of Operations.

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Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $20,187 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as $32,963,411 and $9,613,682, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2014, were $88,274,249 and $143,312,458, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating

38	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	39

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds;

40	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

(iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	41

Disclosure of Investment Advisory Agreement (continued)

provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

42	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Portfolio’s administration fee effective March 21, 2014, which results in savings to shareholders. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	43

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money

Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Trust 400 Howard Street San Francisco, CA 94105

44	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	45

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2014	47

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-6/14-SAR

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Microsoft Corp.	2%
JPMorgan Chase & Co.	2
Wells Fargo & Co.	2
Apple, Inc.	2
Google, Inc.	2
Pfizer, Inc.	2
Citigroup, Inc.	2
Marathon Oil Corp.	2
Union Pacific Corp.	2
Schlumberger Ltd.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	17
Health Care	14
Consumer Discretionary	13
Energy	11
Industrials	11
Consumer Staples	6
Materials	5
Utilities	2
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	1

Active Stock Master Portfolio (concluded)

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

See Notes to Financial Statements.

2	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.2%
The Boeing Co.	104,849	$13,339,938
Exelis, Inc.	280,987	4,771,159
Honeywell International, Inc.	69,022	6,415,595
Lockheed Martin Corp.	21,280	3,420,335
Northrop Grumman Corp.	111,970	13,394,971
Precision Castparts Corp.	31,809	8,028,592
Raytheon Co.	187,660	17,311,635
Rockwell Collins, Inc.	28,480	2,225,427
Spirit Aerosystems Holdings, Inc., Class A (a)	41,200	1,388,440
United Technologies Corp.	115,920	13,382,964

		83,679,056
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., Class B	4,689	481,373
Airlines — 1.1%
Alaska Air Group, Inc.	615	58,456
American Airlines Group, Inc. (a)	119,028	5,113,443
Copa Holdings SA, Class A	49,588	7,069,761
Delta Air Lines, Inc.	269,821	10,447,469
Southwest Airlines Co.	65,550	1,760,673
United Continental Holdings, Inc. (a)	79,454	3,263,176

		27,712,978
Auto Components — 1.2%
BorgWarner, Inc.	60,130	3,919,875
Delphi Automotive PLC	66,829	4,593,825
Johnson Controls, Inc.	217,120	10,840,802
Lear Corp.	109,298	9,762,497
TRW Automotive Holdings Corp. (a)	19,300	1,727,736

		30,844,735
Automobiles — 0.2%
General Motors Co.	114,100	4,141,830
Beverages — 1.4%
The Coca-Cola Co.	189,615	8,032,091
Coca-Cola Enterprises, Inc.	206,685	9,875,409
Diageo PLC	311,180	9,910,794
Dr Pepper Snapple Group, Inc.	61,910	3,626,688
Monster Beverage Corp. (a)	78,794	5,596,738

		37,041,720
Biotechnology — 2.8%
Amgen, Inc.	155,642	18,423,343
Biogen Idec, Inc. (a)	40,113	12,648,030
Celgene Corp. (a)	99,493	8,544,459
Gilead Sciences, Inc. (a)	183,892	15,246,486
Regeneron Pharmaceuticals, Inc. (a)	33,615	9,495,229
Common Stocks	Shares	Value
Biotechnology (concluded)
United Therapeutics Corp. (a)	105,093	$9,299,680

		73,657,227
Capital Markets — 1.4%
Affiliated Managers Group, Inc. (a)	29,011	5,958,859
Ameriprise Financial, Inc.	4,163	499,560
The Bank of New York Mellon Corp.	6	225
The Goldman Sachs Group, Inc.	63,233	10,587,734
Morgan Stanley	449,410	14,529,425
Raymond James Financial, Inc.	27,803	1,410,446
State Street Corp.	13,300	894,558
T. Rowe Price Group, Inc.	23,582	1,990,557

		35,871,364
Chemicals — 2.9%
Akzo Nobel NV — ADR	182,700	4,558,365
Ashland, Inc.	15,100	1,641,974
Cabot Corp.	8,100	469,719
Celanese Corp., Series A	44,562	2,864,445
CF Industries Holdings, Inc.	5,000	1,202,650
The Dow Chemical Co.	157,990	8,130,165
E.I. du Pont de Nemours & Co.	189,320	12,389,101
International Flavors & Fragrances, Inc.	9,359	975,957
LyondellBasell Industries NV, Class A	137,504	13,427,266
Monsanto Co.	42,964	5,359,329
NewMarket Corp.	2,775	1,088,105
Platform Specialty Products Corp. (a)	24,817	695,621
PPG Industries, Inc.	82,658	17,370,579
Rayonier Advanced Materials, Inc. (a)	41,115	1,593,206
The Valspar Corp.	39,541	3,012,629

		74,779,111
Commercial Banks — 3.5%
CIT Group, Inc.	42,874	1,961,914
Fifth Third Bancorp	514,010	10,974,113
Regions Financial Corp.	277,500	2,947,050
SunTrust Banks, Inc.	288,446	11,555,147
US Bancorp	155,190	6,722,831
Wells Fargo & Co.	1,076,462	56,578,843

		90,739,898
Commercial Services & Supplies — 0.1%
Civeo Corp. (a)	27,269	682,543
RR Donnelley & Sons Co.	155,665	2,640,078

		3,322,621
Communications Equipment — 2.5%
ARRIS Group, Inc. (a)	34,521	1,122,968
Cisco Systems, Inc.	778,885	19,355,292

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Knowles Corp. (a)(b)	116,451	$3,579,704
Motorola Solutions, Inc.	103,810	6,910,632
QUALCOMM, Inc.	374,813	29,685,189
Telefonaktiebolaget LM Ericsson — ADR	313,300	3,784,664

		64,438,449
Computers & Peripherals — 2.8%
Apple, Inc.	499,410	46,410,171
EMC Corp.	242,400	6,384,816
Hewlett-Packard Co.	290,705	9,790,944
NCR Corp. (a)	34,305	1,203,762
NetApp, Inc.	102,541	3,744,797
SanDisk Corp.	25,129	2,624,222
Seagate Technology PLC	1,384	78,639
Western Digital Corp.	24,735	2,283,041

		72,520,392
Construction & Engineering — 0.0%
AECOM Technology Corp. (a)	26,520	853,944
Consumer Finance — 1.7%
American Express Co.	129,930	12,326,459
Capital One Financial Corp.	152,950	12,633,670
Discover Financial Services	308,212	19,102,980
Santander Consumer USA Holdings, Inc.	72,915	1,417,467

		45,480,576
Containers & Packaging — 0.7%
Avery Dennison Corp.	20,626	1,057,083
Crown Holdings, Inc. (a)	12,000	597,120
MeadWestvaco Corp.	120,630	5,339,084
Owens-Illinois, Inc. (a)	39,709	1,375,520
Packaging Corp. of America	91,413	6,535,115
Rock-Tenn Co., Class A	38,351	4,049,482

		18,953,404
Distributors — 0.0%
Genuine Parts Co.	14,009	1,229,990
Diversified Consumer Services — 0.1%
Apollo Education Group, Inc., Class A (a)	2,684	83,875
H&R Block, Inc.	89,162	2,988,710

		3,072,585
Diversified Financial Services — 4.8%
Bank of America Corp.	776,560	11,935,727
Citigroup, Inc.	875,636	41,242,456
CME Group, Inc.	43,170	3,062,911
Interactive Brokers Group, Inc., Class A	23,917	557,027

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
IntercontinentalExchange Group, Inc.	3,213	$606,936
JPMorgan Chase & Co.	1,015,934	58,538,117
Moody’s Corp.	54,715	4,796,317
The NASDAQ OMX Group, Inc.	135,800	5,244,596
Outerwall, Inc. (a)(b)	3,881	230,337

		126,214,424
Diversified Telecommunication Services — 1.2%
BCE, Inc.	32,150	1,458,324
Verizon Communications, Inc. (b)	592,614	28,996,603

		30,454,927
Electric Utilities — 0.8%
American Electric Power Co., Inc.	190,197	10,607,287
Duke Energy Corp.	22,966	1,703,847
Edison International	38,750	2,251,762
FirstEnergy Corp.	10,410	361,435
ITC Holdings Corp.	29,210	1,065,581
NextEra Energy, Inc.	38,270	3,921,910
Northeast Utilities	22,540	1,065,466

		20,977,288
Electrical Equipment — 1.0%
The Babcock & Wilcox Co.	2,635	85,532
Eaton Corp. PLC	88,259	6,811,830
Emerson Electric Co.	86,458	5,737,353
Rockwell Automation, Inc.	60,380	7,557,161
Roper Industries, Inc.	24,876	3,632,145
SolarCity Corp. (a)(b)	29,359	2,072,745

		25,896,766
Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	37,500	1,661,625
Benchmark Electronics, Inc. (a)	3,614	92,085
Corning, Inc.	76,000	1,668,200
Flextronics International Ltd. (a)	294,521	3,260,347
Ingram Micro, Inc., Class A (a)	80,463	2,350,324
TE Connectivity Ltd.	39,250	2,427,220

		11,459,801
Energy Equipment & Services — 2.7%
Baker Hughes, Inc.	143,028	10,648,435
FMC Technologies, Inc. (a)	93,339	5,700,213
Halliburton Co.	89,782	6,375,420
Noble Corp. PLC	14,491	486,318
Oceaneering International, Inc.	105,925	8,275,920
Schlumberger Ltd.	321,369	37,905,473

		69,391,779
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	39,075	4,499,877
CVS Caremark Corp.	217,429	16,387,624

4	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
The Kroger Co.	320,962	$15,865,151

		36,752,652
Food Products — 1.7%
Bunge Ltd.	76,284	5,770,122
ConAgra Foods, Inc.	50,800	1,507,744
Kraft Foods Group, Inc.	72,040	4,318,798
Mondelez International, Inc., Class A	351,381	13,215,439
Sanderson Farms, Inc.	7,163	696,244
Tyson Foods, Inc., Class A	150,795	5,660,844
Unilever NV — NY Shares	162,980	7,132,005
The WhiteWave Foods Co., Class A (a)	161,470	5,226,784

		43,527,980
Gas Utilities — 0.1%
New Jersey Resources Corp.	14,981	856,314
ONE Gas, Inc.	12,901	487,013
UGI Corp.	30,760	1,553,380

		2,896,707
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	241,260	9,867,534
Baxter International, Inc.	208,818	15,097,541
Becton Dickinson & Co.	61,237	7,244,337
Hologic, Inc. (a)	76,900	1,949,415
Intuitive Surgical, Inc. (a)	7,036	2,897,425
Medtronic, Inc.	186,381	11,883,653
St. Jude Medical, Inc.	113,812	7,881,481
Zimmer Holdings, Inc.	41,100	4,268,646

		61,090,032
Health Care Providers & Services — 2.0%
Aetna, Inc.	135,865	11,015,934
Cardinal Health, Inc.	76,012	5,211,383
Catamaran Corp. (a)	148,011	6,536,166
Community Health Systems, Inc. (a)	79,800	3,620,526
Express Scripts Holding Co. (a)	8,000	554,640
Health Net, Inc. (a)	6,069	252,106
McKesson Corp.	33,970	6,325,554
Quest Diagnostics, Inc. (b)	209,680	12,306,119
Universal Health Services, Inc.	51,287	4,911,243
WellPoint, Inc.	7,136	767,905

		51,501,576
Hotels, Restaurants & Leisure — 2.2%
Domino’s Pizza, Inc.	60,308	4,407,912
Hyatt Hotels Corp., Class A (a)	21,710	1,323,876
International Game Technology (b)	27,212	432,943
Las Vegas Sands Corp.	275,963	21,033,900
McDonald’s Corp.	63,086	6,355,284
Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
Norwegian Cruise Line Holdings Ltd. (a)	38,962	$1,235,095
SeaWorld Entertainment, Inc.	18,024	510,620
Starbucks Corp.	140,156	10,845,271
Starwood Hotels & Resorts Worldwide, Inc.	2	162
Wyndham Worldwide Corp.	56,641	4,288,856
Wynn Resorts Ltd.	36,383	7,551,655

		57,985,574
Household Durables — 0.5%
Newell Rubbermaid, Inc.	131,100	4,062,789
Tupperware Brands Corp.	13,600	1,138,320
Whirlpool Corp.	60,726	8,454,274

		13,655,383
Household Products — 0.7%
Colgate-Palmolive Co.	24,866	1,695,364
Energizer Holdings, Inc.	39,800	4,856,794
The Procter & Gamble Co.	148,544	11,674,073

		18,226,231
Independent Power Producers & Energy Traders — 0.2%
The AES Corp.	412,400	6,412,820
Industrial Conglomerates — 1.5%
3M Co.	63,310	9,068,524
Danaher Corp.	86,298	6,794,242
General Electric Co.	900,992	23,678,070

		39,540,836
Insurance — 4.0%
ACE Ltd.	20,010	2,075,037
Aflac, Inc.	24,292	1,512,177
The Allstate Corp.	169,298	9,941,179
Aspen Insurance Holdings Ltd.	2,837	128,856
Assured Guaranty Ltd.	63,550	1,556,975
Berkshire Hathaway, Inc., Class B (a)	61,945	7,839,759
CNA Financial Corp.	116,635	4,714,387
Genworth Financial, Inc., Class A (a)	324,900	5,653,260
Hartford Financial Services Group, Inc.	114,826	4,111,919
Kemper Corp.	3	111
Lincoln National Corp.	94,962	4,884,845
MetLife, Inc.	142,206	7,900,965
Protective Life Corp.	3,342	231,701
Prudential Financial, Inc.	236,197	20,967,208
The Travelers Cos., Inc.	164,339	15,459,370
Validus Holdings Ltd.	13,087	500,447
Voya Financial, Inc.	88,095	3,201,372
Willis Group Holdings PLC	219,546	9,506,342

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	5

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
XL Group PLC	87,300	$2,857,329

		103,043,239
Internet & Catalog Retail — 1.6%
Alibaba Group Holding Ltd.	56,835	3,864,780
HSN, Inc.	2,176	128,906
Netflix, Inc. (a)	15,473	6,817,404
priceline.com, Inc. (a)	17,882	21,512,046
TripAdvisor, Inc. (a)	79,440	8,631,950

		40,955,086
Internet Software & Services — 4.4%
Baidu, Inc. — ADR (a)	36,004	6,725,907
eBay, Inc. (a)	86,993	4,354,870
Facebook, Inc., Class A (a)	325,314	21,890,379
Google, Inc., Class A (a)	77,231	45,154,649
Google, Inc., Class C (a)	25,236	14,517,766
LinkedIn Corp. (a)	51,133	8,767,775
VeriSign, Inc. (a)(b)	96,747	4,722,221
Yahoo!, Inc. (a)	252,060	8,854,868

		114,988,435
IT Services — 3.1%
Alliance Data Systems Corp. (a)	41,369	11,635,031
Amdocs Ltd.	29,907	1,385,591
Broadridge Financial Solutions, Inc.	58,629	2,441,312
Cognizant Technology Solutions Corp., Class A (a)	74,880	3,662,381
DST Systems, Inc.	37,310	3,438,863
Genpact Ltd. (a)	99,050	1,736,346
International Business Machines Corp.	13,080	2,371,012
Mastercard, Inc., Class A	324,029	23,806,411
Science Applications International Corp.	1,002	44,248
Syntel, Inc. (a)	737	63,353
Total System Services, Inc.	77,371	2,430,223
Visa, Inc., Class A	121,051	25,506,656
The Western Union Co.	145,880	2,529,559

		81,050,986
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	23,429	1,242,908
Machinery — 0.9%
AGCO Corp.	71,717	4,031,930
CNH Industrial NV (b)	58,115	593,935
Cummins, Inc.	23,550	3,633,530
ITT Corp.	38,634	1,858,295
Parker Hannifin Corp.	29,430	3,700,234
Stanley Black & Decker, Inc.	18,800	1,651,016
Common Stocks	Shares	Value
Machinery (concluded)
WABCO Holdings, Inc. (a)	66,466	$7,099,898

		22,568,838
Marine — 0.1%
Matson, Inc.	101,322	2,719,482
Media — 4.3%
CBS Outdoor Americas, Inc. (b)	70,383	2,300,116
Comcast Corp., Class A	351,666	18,877,431
Comcast Corp., Special Class A	299,130	15,952,603
DIRECTV (a)	121,440	10,323,614
The Interpublic Group of Cos., Inc.	87,000	1,697,370
Liberty Global PLC, Class A (a)	180,924	8,000,459
Lions Gate Entertainment Corp.	131,867	3,768,759
Markit Ltd. (a)	20,213	545,347
Omnicom Group, Inc.	143,024	10,186,169
Regal Entertainment Group, Class A (b)	18,006	379,927
Scripps Networks Interactive, Inc., Class A	935	75,866
Time Warner Cable, Inc.	11,912	1,754,638
Time Warner, Inc.	41,810	2,937,153
Time, Inc. (a)	47,942	1,161,155
Twenty-First Century Fox, Inc., Class A	337,600	11,866,640
Viacom, Inc., Class B	115,045	9,977,853
The Walt Disney Co.	136,761	11,725,888

		111,530,988
Metals & Mining — 0.5%
BHP Billiton Ltd.	276,320	9,423,792
Newmont Mining Corp.	55,550	1,413,192
Reliance Steel & Aluminum Co.	21,900	1,614,249
Royal Gold, Inc.	6,753	514,038

		12,965,271
Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	390,739	9,979,474
CMS Energy Corp.	316,338	9,853,929
Dominion Resources, Inc.	59,270	4,238,991
DTE Energy Co.	24,207	1,884,999
PG&E Corp.	7,900	379,358
Sempra Energy	21,040	2,203,098
Wisconsin Energy Corp.	23,550	1,104,966

		29,644,815
Multiline Retail — 0.0%
JC Penney Co., Inc. (a)	3	27
Macy’s, Inc.	19,391	1,125,066

		1,125,093
Office Electronics — 0.4%
Xerox Corp.	576,487	7,171,498

See Notes to Financial Statements.

6	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Office Electronics (concluded)
Zebra Technologies Corp., Class A (a)	23,746	$1,954,771

		9,126,269
Oil, Gas & Consumable Fuels — 8.2%
Anadarko Petroleum Corp.	102,434	11,213,450
Apache Corp.	117,400	11,812,788
Cabot Oil & Gas Corp.	39,686	1,354,880
Chevron Corp.	136,457	17,814,461
Cimarex Energy Co.	13,063	1,874,018
Cobalt International Energy, Inc. (a)	93,900	1,723,065
Concho Resources, Inc. (a)	26,434	3,819,713
ConocoPhillips	75,920	6,508,622
Devon Energy Corp.	121,796	9,670,603
EOG Resources, Inc.	555	64,857
Exxon Mobil Corp.	91,538	9,216,046
Gulfport Energy Corp. (a)	85,930	5,396,404
Laredo Petroleum, Inc. (a)	167,149	5,178,276
LinnCo LLC	34,412	1,076,752
Marathon Oil Corp.	1,019,979	40,717,562
Marathon Petroleum Corp.	238,910	18,651,704
Memorial Resource Development Corp. (a)	35,440	863,318
Noble Energy, Inc.	28,861	2,235,573
Occidental Petroleum Corp.	119,310	12,244,785
PBF Energy, Inc.	32,633	869,670
Phillips 66	51,115	4,111,180
Rice Energy, Inc. (a)	9,714	295,791
Spectra Energy Corp.	124,290	5,279,839
Suncor Energy, Inc.	268,710	11,455,107
Total SA — ADR	311,490	22,489,578
Valero Energy Corp.	151,934	7,611,893
Whiting Petroleum Corp. (a)	13,137	1,054,244

		214,604,179
Paper & Forest Products — 0.5%
International Paper Co.	256,858	12,963,623
Schweitzer-Mauduit International, Inc.	4,797	209,437

		13,173,060
Personal Products — 0.2%
The Estee Lauder Cos., Inc., Class A	29,521	2,192,229
Herbalife Ltd. (b)	3,527	227,633
Nu Skin Enterprises, Inc., Class A	20,747	1,534,448

		3,954,310
Pharmaceuticals — 6.9%
AbbVie, Inc.	513,782	28,997,856
Allergan, Inc.	24,810	4,198,348
Bristol-Myers Squibb Co.	236,512	11,473,197
Eli Lilly & Co.	17,679	1,099,103
Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Hospira, Inc. (a)	128,400	$6,595,908
Johnson & Johnson	327,219	34,233,652
Merck & Co., Inc.	454,050	26,266,793
Mylan, Inc. (a)	77,916	4,017,349
Pfizer, Inc.	1,494,990	44,371,303
Salix Pharmaceuticals Ltd. (a)	21,196	2,614,527
Teva Pharmaceutical Industries Ltd. — ADR	155,509	8,151,782
Valeant Pharmaceuticals International, Inc. (a)	71,478	9,014,805

		181,034,623
Professional Services — 0.6%
Manpowergroup, Inc.	115,797	9,825,375
Nielsen Holdings NV	57,200	2,769,052
Verisk Analytics, Inc., Class A (a)	29,130	1,748,383

		14,342,810
Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.	847	65,761
American Tower Corp.	41,850	3,765,663
Corrections Corp. of America	3,453	113,431
DuPont Fabros Technology, Inc.	124,315	3,351,532
Equity Lifestyle Properties, Inc.	82,796	3,656,271
Geo Group, Inc.	25,155	898,788
Host Hotels & Resorts, Inc.	11,951	263,042
Potlatch Corp.	2,115	87,561
PS Business Parks, Inc.	4,219	352,244
Rayonier, Inc.	123,345	4,384,915
RLJ Lodging Trust	4,565	131,883
Sovran Self Storage, Inc.	3,303	255,157
Weyerhaeuser Co.	141,680	4,688,191

		22,014,439
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	10,500	336,420
Jones Lang LaSalle, Inc.	16,100	2,034,879

		2,371,299
Road & Rail — 1.7%
Norfolk Southern Corp.	41,850	4,311,805
Union Pacific Corp.	402,209	40,120,348

		44,432,153
Semiconductors & Semiconductor Equipment — 1.6%
Altera Corp.	64,394	2,238,335
Intel Corp.	650,130	20,089,017
KLA-Tencor Corp.	10,000	726,400
Marvell Technology Group Ltd.	51,572	739,027
Micron Technology, Inc. (a)	139,046	4,581,566
NXP Semiconductor NV (a)	132,414	8,763,159
Skyworks Solutions, Inc.	61,792	2,901,752

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Teradyne, Inc.	140,300	$2,749,880

		42,789,136
Software — 3.7%
Aspen Technology, Inc. (a)	4,096	190,054
Autodesk, Inc. (a)	62,331	3,514,222
Intuit, Inc.	57,854	4,658,983
MICROS Systems, Inc. (a)	3,255	221,014
Microsoft Corp.	1,412,566	58,904,002
Oracle Corp.	260,070	10,540,637
PTC, Inc. (a)	38,772	1,504,354
Salesforce.com, Inc. (a)	83,586	4,854,675
Symantec Corp.	210,390	4,817,931
Synopsys, Inc. (a)	63,339	2,458,820
VMware, Inc., Class A (a)	53,788	5,207,216

		96,871,908
Specialty Retail — 1.7%
Aaron’s, Inc.	30,965	1,103,593
DSW, Inc., Class A	36,885	1,030,567
GameStop Corp., Class A	23,933	968,568
The Gap, Inc.	18,500	769,045
GNC Holdings, Inc., Class A	125,800	4,289,780
The Home Depot, Inc.	177,950	14,406,832
Lowe’s Cos., Inc.	217,442	10,435,042
Ross Stores, Inc.	57,300	3,789,249
Sally Beauty Holdings, Inc. (a)	7,385	185,216
Sears Hometown and Outlet Stores, Inc. (a)	27,401	588,299
TJX Cos., Inc.	108,145	5,747,907

		43,314,098
Textiles, Apparel & Luxury Goods — 1.2%
Michael Kors Holdings Ltd. (a)	3,384	299,992
NIKE, Inc., Class B	199,703	15,486,968
Ralph Lauren Corp.	1,131	181,740
VF Corp.	238,330	15,014,790

		30,983,490
Thrifts & Mortgage Finance — 0.1%
Ocwen Financial Corp. (a)	86,110	3,194,681
Tobacco — 0.3%
Lorillard, Inc.	56,154	3,423,709
Philip Morris International, Inc.	56,855	4,793,445

		8,217,154
Trading Companies & Distributors — 0.4%
Air Lease Corp.	220,468	8,505,655
Common Stocks	Shares	Value
Trading Companies & Distributors (concluded)
MRC Global, Inc. (a)	19,996	$565,687
Watsco, Inc.	10,233	1,051,543

		10,122,885
Water Utilities — 0.1%
American Water Works Co., Inc.	66,854	3,305,930
Wireless Telecommunication Services — 0.6%
Crown Castle International Corp.	105,953	7,868,070
Softbank Corp.	57,900	4,314,879
Telephone & Data Systems, Inc.	76,700	2,002,637
United States Cellular Corp. (a)	20,800	848,640

		15,034,226
Total Common Stocks — 98.3%		2,565,527,820

Preferred Stocks
Machinery — 0.0%
Stanley Black & Decker, Inc. (a)	2,500	285,075
Software — 0.1%
Palantir Technologies, Inc.	402,138	2,465,106
Total Preferred Securities — 0.1%		2,750,181
Total Long-Term Investments (Cost — $2,201,309,520) — 98.4%		2,568,278,001

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	40,607,415	40,607,415
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	9,797,882	9,797,882
Total Short-Term Securities (Cost — $50,405,297) — 2.0%		50,405,297
Total Investments (Cost — $2,251,714,817*) — 100.4%		2,618,683,298
Liabilities Less Other Assets — (0.4%)		(9,337,610)

Net Assets — 100.0%		$2,609,345,688

See Notes to Financial Statements.

8	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,287,221,611

Gross unrealized appreciation	$372,488,049
Gross unrealized depreciation	(41,026,362)

Net unrealized appreciation	$331,461,687

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	226,864,969	(186,257,554)	40,607,415	$24,036
BlackRock Cash Funds: Prime, SL Agency Shares	31,618,522	(21,820,640)	9,797,882	$69,031

(e)	Represents the current yield as of report date.

Portfolio Abbreviations

ADR	American Depositary Receipts

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
197	S&P 500 E-Mini Index	Chicago Mercantile	September 2014	$19,231,140	$133,505

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	9

Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs).

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$83,679,056	—	—	$83,679,056
Air Freight & Logistics	481,373	—	—	481,373
Airlines	27,712,978	—	—	27,712,978
Auto Components	30,844,735	—	—	30,844,735
Automobiles	4,141,830	—	—	4,141,830
Beverages	27,130,926	$9,910,794	—	37,041,720
Biotechnology	73,657,227	—	—	73,657,227
Capital Markets	35,871,364	—	—	35,871,364
Chemicals	74,779,111	—	—	74,779,111
Commercial Banks	90,739,898	—	—	90,739,898
Commercial Services & Supplies	3,322,621	—	—	3,322,621
Communications Equipment	64,438,449	—	—	64,438,449
Computers & Peripherals	72,520,392	—	—	72,520,392
Construction & Engineering	853,944	—	—	853,944
Consumer Finance	45,480,576	—	—	45,480,576
Containers & Packaging	18,953,404	—	—	18,953,404
Distributors	1,229,990	—	—	1,229,990
Diversified Consumer Services	3,072,585	—	—	3,072,585

See Notes to Financial Statements.

10	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Diversified Financial Services	126,214,424	—	—	126,214,424
Diversified Telecommunication Services	30,454,927	—	—	30,454,927
Electric Utilities	20,977,288	—	—	20,977,288
Electrical Equipment	25,896,766	—	—	25,896,766
Electronic Equipment, Instruments & Components	11,459,801	—	—	11,459,801
Energy Equipment & Services	69,391,779	—	—	69,391,779
Food & Staples Retailing	36,752,652	—	—	36,752,652
Food Products	43,527,980	—	—	43,527,980
Gas Utilities	2,896,707	—	—	2,896,707
Health Care Equipment & Supplies	61,090,032	—	—	61,090,032
Health Care Providers & Services	51,501,576	—	—	51,501,576
Hotels, Restaurants & Leisure	57,985,574	—	—	57,985,574
Household Durables	13,655,383	—	—	13,655,383
Household Products	18,226,231	—	—	18,226,231
Independent Power Producers & Energy Traders	6,412,820	—	—	6,412,820
Industrial Conglomerates	39,540,836	—	—	39,540,836
Insurance	103,043,239	—	—	103,043,239
Internet & Catalog Retail	37,090,306	—	$3,864,780	40,955,086
Internet Software & Services	114,988,435	—	—	114,988,435
IT Services	81,050,986	—	—	81,050,986
Leisure Equipment & Products	1,242,908	—	—	1,242,908
Machinery	22,568,838	—	—	22,568,838
Marine	2,719,482	—	—	2,719,482
Media	111,530,988	—	—	111,530,988
Metals & Mining	3,541,479	9,423,792	—	12,965,271
Multi-Utilities	29,644,815	—	—	29,644,815
Multiline Retail	1,125,093	—	—	1,125,093
Office Electronics	9,126,269	—	—	9,126,269
Oil, Gas & Consumable Fuels	214,604,179	—	—	214,604,179
Paper & Forest Products	13,173,060	—	—	13,173,060
Personal Products	3,954,310	—	—	3,954,310
Pharmaceuticals	181,034,623	—	—	181,034,623
Professional Services	14,342,810	—	—	14,342,810
Real Estate Investment Trusts (REITs)	22,014,439	—	—	22,014,439
Real Estate Management & Development	2,371,299	—	—	2,371,299
Road & Rail	44,432,153	—	—	44,432,153
Semiconductors & Semiconductor Equipment	42,789,136	—	—	42,789,136
Software	96,871,908	—	—	96,871,908
Specialty Retail	43,314,098	—	—	43,314,098
Textiles, Apparel & Luxury Goods	30,983,490	—	—	30,983,490

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	11

Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Thrifts & Mortgage Finance	3,194,681	—	—	3,194,681
Tobacco	8,217,154	—	—	8,217,154
Trading Companies & Distributors	10,122,885	—	—	10,122,885
Water Utilities	3,305,930	—	—	3,305,930
Wireless Telecommunication Services	10,719,347	4,314,879	—	15,034,226
Preferred Stocks	—	—	—	—
Machinery	285,075	—	—	285,075
Software	—	—	2,465,106	2,465,106
Short-Term Investment Fund	50,405,297	—	—	50,405,297

Total	$2,588,703,947	$23,649,465	$6,329,886	$2,618,683,298

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$133,505	—	—	$133,505

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (concluded)

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$870,000	—	—	$870,000
Foreign currency at value	2,532	—	—	2,532
Liabilities:
Collateral on securities loaned at value	—	$(9,797,882)	—	(9,797,882)

Total	$872,532	$(9,797,882)	—	$(8,925,350)

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	13

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $9,568,093) (cost — $2,201,309,520)	$2,568,278,001
Investments at value — affiliated (cost — $50,405,297)	50,405,297
Cash pledged for financial futures contracts	870,000
Foreign currency at value (cost — $2,474)	2,532
Investments sold receivable	126,190,910
Capital shares sold receivable	47,995,389
Dividends receivable	2,361,705
Securities lending income receivable — affiliated	6,384
Variation margin receivable on financial futures contracts	2,638
Prepaid expenses	13,350

Total assets	2,796,126,206

Liabilities
Collateral on securities loaned at value	9,797,882
Withdrawals payable to investors	90,281,651
Investments purchased payable	86,318,570
Administration fees payable	215,291
Investment advisory fees payable	112,894
Trustees’ fees payable	24,389
Other accrued expenses payable	29,841

Total liabilities	186,780,518

Net Assets	$2,609,345,688

Net Assets Consist of
Investors’ capital	$2,242,234,626
Net unrealized appreciation/depreciation	367,111,062

Net Assets	$2,609,345,688

See Notes to Financial Statements.

14	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$23,133,402
Securities lending — affiliated — net	69,031
Interest — affiliated	24,036
Foreign taxes withheld	(356,241)

Total income	22,870,228

Expenses
Investment advisory	3,187,764
Administration	1,307,602
Trustees	45,431
Professional	29,333

Total expenses	4,570,130
Less fees waived by Manager	(2,010,098)

Total expenses after fees waived	2,560,032

Net investment income	20,310,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	315,734,970
Financial futures contracts	1,384,098
Foreign currency transactions	(140,169)

316,978,899

Net change in unrealized appreciation/depreciation on:
Investments	(194,861,090)
Financial futures contracts	(336,182)
Foreign currency translations	(256,412)

(195,453,684)

Total realized and unrealized gain	121,525,215

Net Increase in Net Assets Resulting from Operations	$141,835,411

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$20,310,196	$46,659,463
Net realized gain	316,978,899	503,346,606
Net change in unrealized appreciation/depreciation	(195,453,684)	332,415,045

Net increase in net assets resulting from operations	141,835,411	882,421,114

Capital Share Transactions
Proceeds from contributions	77,801,806	704,884,041
Value of withdrawals	(550,834,300)	(1,439,579,901)

Net decrease in net assets derived from capital share transactions	(473,032,494)	(734,695,860)

Net Assets
Total increase (decrease) in net assets	(331,197,083)	147,725,254
Beginning of period	2,940,542,771	2,792,817,517

End of period	$2,609,345,688	$2,940,542,771

See Notes to Financial Statements.

16	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Financial Highlights

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Total Investment Return
Total investment return	5.87%	[1]	34.02%	15.55%	2.20%	11.04%	24.86%

Ratio to Average Net Assets
Total expenses	0.35%	[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.20%	[2]	0.23%	0.26%	0.27%	0.29%	0.30%

Net investment income	1.55%	[2]	1.55%	2.03%	1.70%	1.50%	1.99%

Supplemental Data
Net assets, end of period (000)	$2,609,346		$2,940,543	$2,792,818	$2,717,250	$2,513,424	$1,838,453

Portfolio turnover	64%		153%	120%	275%	120%	149%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	17

Notes to Financial Statements

1. Organization:

Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is in an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using

18	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (continued)

current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	19

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$314,277	$(314,277)	—
Credit Suisse Securities (USA) LLC	379,927	(379,927)	—
Goldman Sachs & Co.	511,610	(511,610)	—
JP Morgan Clearing Corp.	789,091	(789,091)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,969,026	(4,969,026)	—
Morgan Stanley & Co. LLC	580,954	(580,954)	—
UBS Securities LLC	2,023,208	(2,023,208)	—

Total	$9,568,093	$(9,568,093)	—

[1]

Collateral with a value of $9,797,882 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk, or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

20	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies, in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation/depreciation[1]	$133,505
Total		$133,505

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$1,384,098	$(336,182)
Forward foreign currency exchange contracts:
Foreign currency transactions	(130,262)	(265,578)

Total	$1,253,836	$(601,760)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	158
Average notional value of contracts purchased	$15,116,140
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	1
Average number of contracts - USD sold	5	[1]
Average U.S. dollar amounts purchased	$2,673,723
Average U.S. dollar amounts sold	$8,800,434	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	21

Notes to Financial Statements (continued)

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreement, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion - $3 Billion	0.24%
$3 Billion - $5 Billion	0.23%
$5 Billion - $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Administrator, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Administrator is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $14,458.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Administrator voluntarily agreed to waive a portion of its administration and advisory fees paid by the Master Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average

22	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (continued)

daily net assets. This arrangement is voluntary and may be terminated by the Administrator at any time. With respect to the independent expenses discussed above, the Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses, through April 30, 2015. The amounts of the waivers and offsetting credits are shown as fees waived by the Manager in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $11,610 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were 1,646,474,213 and 2,158,390,941, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that required recognition of a tax liability.

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	23

Notes to Financial Statements (concluded)	Master Investment Portfolio

9. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	25

Disclosure of Investment Advisory Agreement (continued)

fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding interests in the Portfolio; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests and securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various

26	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio ranked in the second, first and third quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio:

The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as its actual advisory fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Portfolio’s independent registered public accounting firm. The Board additionally noted that BlackRock has voluntarily agreed to waive a portion of its administration and advisory fees payable by the Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at a specified annual rate.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	27

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Officers and Trustees	Active Stock Master Portfolio

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Paul L. Audet, Trustee

Henry Gabbay, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti- Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRockFund Advisors San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Address of MIP 400 Howard Street San Francisco, CA 94105

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014	29

Additional Information	Active Stock Master Portfolio

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

30	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2014

Portfolio Information as of June 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Roche Holding AG	2%
HSBC Holdings PLC	2
Anheuser-Busch InBev NV	1
Iberdrola SA	1
Total SA	1
Daimler AG, Registered Shares	1
CSL Ltd.	1
National Australia Bank Ltd.	1
Sampo OYJ, Class A	1
Skandinaviska Enskilda Banken AB, Class A	1

Geographic Allocation	Percent of Long-Term Investments

Japan	23%
United Kingdom	16
Australia	9
France	8
Switzerland	7
Germany	7
Sweden	5
Spain	4
Netherlands	3
Norway	3
Denmark	3
Italy	3
Belgium	2
Finland	2
Singapore	2
Hong Kong	2
Other[1]	1

[1]	Other includes a 1% or less investment in each of the following countries: Bermuda, Ireland, Israel, New Zealand and Portugal.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	1

Portfolio Information as of June 30, 2014

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

2	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.3%
Adelaide Brighton Ltd.	7,127	$23,208
Amcor Ltd.	620,387	6,101,844
Arrium Ltd.	846,142	636,487
Australia & New Zealand Banking Group Ltd.	375,613	11,810,955
Bank of Queensland Ltd.	22,292	256,183
Beach Energy Ltd.	98,829	156,475
BHP Billiton Ltd.	111,503	3,802,769
BlueScope Steel Ltd. (a)	17,561	89,943
Brambles Ltd.	74,752	647,642
Caltex Australia Ltd.	5,211	106,029
CSL Ltd.	217,703	13,665,858
Dexus Property Group	171,676	179,680
Downer EDI Ltd.	10,127	43,219
Flight Centre Ltd.	1,023	42,868
Fortescue Metals Group Ltd.	324,784	1,341,405
Goodman Group	59,938	285,364
JB Hi-Fi Ltd.	70,769	1,223,646
Macquarie Group Ltd.	53,540	3,011,825
Mirvac Group	28,071	47,238
National Australia Bank Ltd.	431,698	13,343,244
Orica Ltd.	4,783	87,846
Primary Health Care Ltd.	133,436	570,636
QBE Insurance Group Ltd.	41,245	422,443
Rio Tinto Ltd.	29,069	1,630,769
Santos Ltd.	118,613	1,595,652
Scentre Group (a)	993,369	2,997,430
Telstra Corp. Ltd.	2,058,233	10,111,609
Westfield Corp.	797,247	5,375,111
Westpac Banking Corp.	320,887	10,263,927
Woodside Petroleum Ltd.	8,272	320,717
Woolworths Ltd.	162,603	5,399,477

		95,591,499
Austria — 0.5%
Lenzing AG	876	56,509
OMV AG	72,189	3,261,136
Voestalpine AG	45,403	2,164,503

		5,482,148
Belgium — 2.3%
Ageas	159,420	6,357,861
Anheuser-Busch InBev NV	130,205	14,960,589
bpost SA	187,069	4,726,034
Groupe Bruxelles Lambert SA	6,538	679,517
Solvay SA	159	27,365

		26,751,366
Bermuda — 0.1%
Catlin Group Ltd.	41,934	383,745
Denmark — 2.5%
A.P. Moeller - Maersk A/S, Class A	111	261,246
A.P. Moeller - Maersk A/S, Class B	3,685	9,161,955
Common Stocks	Shares	Value
Denmark (concluded)
Carlsberg A/S, Class B	811	$87,348
D/S Norden A/S	60,355	2,025,004
Danske Bank A/S	6,278	177,469
Novo Nordisk A/S, Class B	242,553	11,194,538
Vestas Wind Systems A/S (a)	114,175	5,761,112

		28,668,672
Finland — 2.2%
Fortum OYJ	11,560	310,409
Kesko OYJ, Class B	67,371	2,662,230
Neste Oil OYJ	324,472	6,331,269
Nokia OYJ	303,865	2,299,274
Orion OYJ, Class B	5,185	193,259
Sampo OYJ, Class A	256,270	12,955,060
UPM-Kymmene OYJ	46,015	786,008

		25,537,509
France — 7.4%
Air Liquide SA	14,438	1,950,990
Alstom SA	17,593	638,931
ArcelorMittal	106,389	1,586,064
Arkema	397	38,575
AtoS	14,597	1,215,795
AXA SA	160,969	3,846,084
BNP Paribas SA	108,425	7,368,426
Bureau Veritas SA	2,374	65,934
CGG (a)	103,120	1,460,878
Cie Generale des Etablissements Michelin	65,607	7,833,621
CNP Assurances	38,437	797,756
Compagnie de Saint-Gobain	594	33,515
Credit Agricole SA	159,033	2,245,364
Danone SA	7,200	535,381
EDF	37,095	1,168,043
Euler Hermes SA	538	64,645
Eutelsat Communications SA	3,504	121,763
Fonciere Des Regions	2,569	278,666
GDF Suez	17,888	492,842
Havas SA	15,361	126,185
Hermes International	126	46,530
Iliad SA	11,113	3,359,160
Ingenico	688	59,837
Ipsen SA	1,224	55,331
JCDecaux SA	1,572	58,712
L’Oreal SA	2,747	472,976
Lagardere SCA	81,537	2,656,604
Metropole Television SA	171,629	3,486,398
Natixis	54,364	348,903
Plastic Omnium SA	10,001	313,691
Safran SA	80,820	5,290,858
Sanofi	25,870	2,749,709
SCOR SE	11,163	384,375
Societe BIC SA	212	29,010

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	3

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Societe Generale SA	49,581	$2,600,160
Technicolor SA, Registered Shares (a)	23,446	189,742
Technip SA	24,974	2,728,693
Thales SA	105,703	6,391,269
Total SA	197,378	14,280,229
Valeo SA	28,819	3,866,777
Vinci SA	43,779	3,272,865
Vivendi SA (a)	3,397	83,130
Wendel SA	3,843	550,568
Zodiac Aerospace	3,389	114,743

		85,259,728
Germany — 6.4%
Aareal Bank AG	675	31,053
Allianz SE, Registered Shares	22,796	3,804,967
BASF SE	28,859	3,356,981
Bayer AG, Registered Shares	36,241	5,112,631
Continental AG	3,157	729,932
Daimler AG, Registered Shares	147,221	13,752,585
Deutsche Bank AG, Registered Shares	145,935	5,128,882
Deutsche Lufthansa AG, Registered Shares	103,280	2,217,116
Deutsche Post AG, Registered Shares	17,316	625,019
Deutsche Telekom AG, Registered Shares	235,853	4,136,629
Deutz AG	76,395	607,786
Duerr AG	34,997	3,098,494
E.ON SE	455,598	9,392,406
K+S AG, Registered Shares	775	25,450
Kloeckner & Co. SE (a)	7,787	117,268
KUKA AG	9,419	569,577
LEG Immobilien AG (a)	652	43,862
Merck KGaA	16,636	1,442,619
MorphoSys AG (a)	17,221	1,611,096
Muenchener Rueckversicherungs AG, Registered Shares	5,180	1,147,102
Nordex SE (a)	46,096	1,021,002
ProSiebenSat.1 Media AG, Registered Shares	189,348	8,427,694
Siemens AG, Registered Shares	525	69,318
Suedzucker AG	63,832	1,288,947
Talanx AG	6,815	238,684
Telefonica Deutschland Holding AG	65,755	543,549
TUI AG	121,524	2,042,496
United Internet AG, Registered Shares	61,481	2,700,993
Common Stocks	Shares	Value
Germany (concluded)
Volkswagen AG	2,402	$619,497

		73,903,635
Hong Kong — 2.0%
BOC Hong Kong Holdings Ltd.	69,000	199,897
Cheung Kong Holdings Ltd.	98,000	1,738,681
Cheung Kong Infrastructure Holdings Ltd.	22,000	151,979
Galaxy Entertainment Group Ltd.	194,000	1,550,540
Hutchison Whampoa Ltd.	3,000	41,030
Kerry Properties Ltd.	77,500	270,892
Li & Fung Ltd.	180,000	266,616
MGM China Holdings Ltd.	197,200	683,914
Orient Overseas International Ltd.	5,000	24,481
Power Assets Holdings Ltd.	358,000	3,133,551
Sands China Ltd.	1,344,000	10,144,092
SJM Holdings Ltd.	666,000	1,668,427
Sun Hung Kai Properties Ltd.	13,000	178,386
Techtronic Industries Co.	14,000	44,880
Truly International Holdings	842,000	513,109
Wheelock & Co., Ltd.	163,000	680,462
Wynn Macau Ltd.	114,400	448,067
Xinyi Glass Holdings Ltd.	836,000	490,737

		22,229,741
Ireland — 0.8%
DCC PLC	59,029	3,619,626
Glanbia PLC	3,154	47,625
James Hardie Industries SE	52,165	680,537
Kerry Group PLC, Class A	1,689	126,854
Paddy Power PLC	380	24,986
Shire PLC	58,248	4,569,149

		9,068,777
Israel — 0.0%
Azrieli Group	2,567	84,489
Mizrahi Tefahot Bank Ltd.	2,521	32,593
Teva Pharmaceutical Industries Ltd.	1,152	60,518

		177,600
Italy — 2.8%
Assicurazioni Generali SpA (b)	8,158	178,664
Banco Popolare SC (a)	4,387	72,163
Eni SpA	170,116	4,652,617
Fiat SpA (a)	847,878	8,359,657
GTECH SpA	26,375	644,421
Intesa Sanpaolo SpA	1,415,431	4,367,071
Mediobanca SpA (a)	159,649	1,589,726
Mediolanum SpA	20,065	154,519
Moncler SpA	47,707	790,394
Parmalat SpA	233,330	798,108
Prada SpA	46,800	331,068

See Notes to Financial Statements.

4	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy (concluded)
Prysmian SpA	24,143	$545,211
Recordati SpA	2,383	40,048
Salvatore Ferragamo SpA	14,432	430,068
Snam SpA	372,078	2,240,998
UniCredit SpA	856,372	7,160,445
Unione di Banche Italiane SCpA	7,677	66,337
Unipol Gruppo Finanziario SpA	3,848	21,733

		32,443,248
Japan — 22.1%
Asahi Group Holdings Ltd.	187,000	5,872,345
Asahi Kasei Corp.	193,000	1,477,515
Autobacs Seven Co., Ltd.	8,900	149,350
Bridgestone Corp.	64,100	2,245,002
Calbee, Inc.	22,200	611,822
Canon, Inc.	86,500	2,826,992
Central Japan Railway Co.	27,800	3,968,398
Chubu Electric Power Co., Inc. (a)	24,200	300,551
Chugai Pharmaceutical Co., Ltd.	5,000	140,983
Citizen Holdings Co., Ltd.	68,400	537,132
COLOPL, Inc. (a)(b)	56,900	1,563,244
Credit Saison Co., Ltd.	46,800	974,392
The Dai-ichi Life Insurance Co., Ltd.	58,000	864,352
Daicel Corp.	178,000	1,701,905
Daihatsu Motor Co., Ltd.	1,300	23,135
Daiichi Sankyo Co., Ltd.	5,500	102,805
Daikin Industries Ltd.	64,800	4,089,706
Daikyo, Inc.	112,000	263,358
Dainippon Screen Manufacturing Co., Ltd.	44,000	205,863
Daito Trust Construction Co., Ltd.	5,100	599,704
Daiwa House Industry Co., Ltd.	294,000	6,094,802
Daiwa Securities Group, Inc.	138,000	1,195,670
Denso Corp.	32,700	1,562,098
Disco Corp.	1,100	73,920
Dowa Holdings Co., Ltd.	73,000	688,493
East Japan Railway Co.	35,300	2,781,361
Ebara Corp.	4,000	25,291
Eisai Co., Ltd.	4,100	172,058
Enplas Corp.	10,600	773,604
FamilyMart Co., Ltd.	8,700	375,081
FANUC Corp.	26,300	4,541,691
Fuji Heavy Industries Ltd.	174,800	4,846,987
Fujikura Ltd.	10,000	48,711
Fujitsu General Ltd.	76,000	838,345
GungHo Online Entertainment, Inc. (b)	32,100	207,420
Hankyu Hanshin Holdings, Inc.	133,000	759,382
Haseko Corp.	3,100	24,944
Hino Motors Ltd.	167,600	2,312,266
Hitachi Capital Corp.	5,300	148,479
Hitachi Ltd.	311,000	2,279,340
Hitachi Metals Ltd.	24,000	365,919
Common Stocks	Shares	Value
Japan (continued)
Honda Motor Co., Ltd.	84,200	$2,938,138
Hulic Co., Ltd.	2,600	34,293
Inpex Corp.	236,200	3,593,121
ITOCHU Corp.	389,400	4,999,033
Izumi Co., Ltd.	700	22,182
Japan Airlines Co., Ltd.	31,800	1,758,206
Japan Tobacco, Inc.	290,500	10,592,243
JFE Holdings, Inc.	1,700	35,163
JGC Corp.	45,000	1,368,876
JX Holdings, Inc.	264,400	1,414,863
The Kansai Electric Power Co., Inc. (a)	20,900	197,006
Kao Corp.	25,200	992,471
Kawasaki Heavy Industries Ltd.	78,000	297,350
KDDI Corp.	154,300	9,414,390
Keyence Corp.	9,500	4,154,233
Kikkoman Corp.	69,000	1,438,124
Kinden Corp.	4,000	38,923
Kintetsu Corp.	20,000	72,877
Kobe Steel Ltd.	103,000	154,908
Komatsu Ltd.	1,600	37,141
Konica Minolta, Inc.	7,000	69,189
Kubota Corp.	120,000	1,702,834
KYB Co., Ltd.	105,000	494,694
Kyushu Electric Power Co., Inc. (a)	3,000	33,774
Lawson, Inc.	15,400	1,155,883
Lintec Corp.	49,300	991,736
Maeda Road Construction Co., Ltd.	6,000	103,961
Mazda Motor Corp.	366,000	1,717,608
Miraca Holdings, Inc.	3,600	174,471
Mitsubishi Chemical Holdings Corp.	5,300	23,506
Mitsubishi Corp.	454,600	9,462,229
Mitsubishi Electric Corp.	307,000	3,792,289
Mitsubishi Estate Co., Ltd.	54,000	1,334,097
Mitsubishi Heavy Industries Ltd.	392,000	2,448,392
Mitsubishi Materials Corp.	446,000	1,564,669
Mitsubishi UFJ Financial Group, Inc.	876,400	5,379,969
Mitsui & Co., Ltd.	46,000	737,455
Mitsui Fudosan Co., Ltd.	8,000	269,994
Mixi, Inc.	8,500	275,025
Mizuho Financial Group, Inc.	1,203,800	2,474,415
Monex Group, Inc.	109,700	406,407
MS&AD Insurance Group Holdings, Inc.	89,200	2,155,860
Nabtesco Corp.	22,200	491,308
Nexon Co., Ltd.	206,900	1,977,436
Nidec Corp.	12,100	744,154
Nihon M&A Center, Inc.	900	25,694
Nikkiso Co., Ltd.	11,000	130,630
Nikon Corp.	6,500	102,401
Nippo Corp.	34,000	572,897

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Nippon Kayaku Co., Ltd.	10,000	$130,196
Nippon Meat Packers, Inc.	157,000	3,065,294
Nippon Paint Co., Ltd.	41,000	868,108
Nippon Steel & Sumitomo Metal	340,000	1,089,194
Nippon Telegraph & Telephone Corp.	130,800	8,152,480
Nissan Chemical Industries Ltd.	36,800	572,306
Nissan Motor Co., Ltd.	1,078,800	10,215,645
Nitto Denko Corp.	24,800	1,161,667
Nomura Holdings, Inc.	1,012,500	7,171,847
Nomura Real Estate Holdings, Inc.	207,900	3,937,770
NTT Data Corp.	1,200	46,148
Obic Co., Ltd.	72,200	2,381,158
Omron Corp.	37,700	1,589,793
Oriental Land Co., Ltd.	39,700	6,804,050
ORIX Corp.	319,200	5,292,588
Osaka Gas Co., Ltd.	63,000	264,715
OSG Corp.	18,700	344,526
Otsuka Holdings Co., Ltd.	191,200	5,929,133
Pigeon Corp.	18,500	975,869
Rakuten, Inc.	31,700	409,852
Resona Holdings, Inc.	65,700	382,856
Resorttrust, Inc.	31,700	633,007
Ricoh Co., Ltd.	11,300	134,681
Santen Pharmaceutical Co., Ltd.	9,100	512,649
Sawai Pharmaceutical Co., Ltd.	11,500	677,869
Secom Co., Ltd.	7,600	463,945
Sega Sammy Holdings, Inc.	27,100	533,669
Sekisui House Ltd.	285,800	3,921,884
Senshu Ikeda Holdings, Inc.	67,300	342,879
Shinko Electric Industries Co., Ltd.	41,900	381,650
Shinsei Bank Ltd.	123,000	277,040
Shionogi & Co., Ltd.	145,500	3,039,001
Ship Healthcare Holdings, Inc.	700	24,566
SHO-BOND Holdings Co., Ltd.	600	27,414
Showa Shell Sekiyu KK	338,600	3,848,867
Sojitz Corp.	48,100	85,062
Square Enix Holdings Co., Ltd.	3,900	68,985
Start Today Co., Ltd.	8,300	218,277
Sumitomo Chemical Co., Ltd.	254,000	960,168
Sumitomo Dainippon Pharma Co., Ltd.	26,700	307,277
Sumitomo Heavy Industries Ltd.	18,000	85,679
Sumitomo Mitsui Construction Co., Ltd. (a)	278,500	319,207
Sumitomo Mitsui Trust Holdings, Inc.	1,293,000	5,909,649
Tadano Ltd.	276,000	4,593,538
Taiheiyo Cement Corp.	342,000	1,378,957
Takeda Pharmaceutical Co., Ltd.	60,800	2,821,895
TDK Corp.	1,500	70,426
Tohoku Electric Power Co., Inc.	8,400	98,307
Tokai Rika Co., Ltd.	15,100	303,342
Common Stocks	Shares	Value
Japan (concluded)
Tokio Marine Holdings, Inc.	259,100	$8,527,948
The Tokyo Electric Power Co., Inc. (a)	116,900	485,906
Toyo Tire & Rubber Co., Ltd.	1,700	28,943
Toyota Industries Corp.	6,700	346,191
Toyota Motor Corp.	27,600	1,652,484
Trend Micro, Inc.	87,800	2,893,173
TS Tech Co., Ltd.	30,300	882,819
Ube Industries Ltd.	14,000	24,352
United Arrows Ltd.	5,300	213,675
West Japan Railway Co.	25,700	1,132,097
Zeon Corp.	215,000	2,299,821

		254,313,428
Netherlands — 3.3%
ASML Holding NV	18,850	1,757,976
CNH Industrial NV	76,846	788,509
Heineken Holding NV	8,151	535,644
Heineken NV	6,258	449,193
ING Groep NV CVA (a)	193,340	2,713,040
Koninklijke Ahold NV	22,171	415,730
Nutreco NV	4,745	209,574
Reed Elsevier NV	56,745	1,303,049
Royal Dutch Shell PLC, A Shares	470,721	19,443,208
Royal Dutch Shell PLC, B Shares	199,312	8,662,116
Unilever NV CVA	44,274	1,938,008

		38,216,047
New Zealand — 0.0%
Auckland International Airport Ltd.	12,753	43,543
Contact Energy Ltd.	10,113	46,970
Kiwi Income Property Trust	35,696	36,411
Ryman Healthcare Ltd.	7,086	53,046
Vector Ltd.	27,948	62,203

		242,173
Norway — 3.3%
DnB NOR ASA	269,357	4,921,499
DNO ASA (a)	427,714	1,641,961
Fred Olsen Energy ASA	151,199	4,287,660
Petroleum Geo-Services ASA	228,394	2,418,267
Statoil ASA	358,533	11,020,893
Storebrand ASA (a)	278,954	1,569,378
Subsea 7 SA	168,453	3,139,881
Telenor ASA	372,379	8,478,491
TGS Nopec Geophysical Co. ASA	879	28,065

		37,506,095
Portugal — 0.3%
CTT - Correios de Portugal SA	40,119	398,828

See Notes to Financial Statements.

6	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Portugal (concluded)
EDP — Energias de Portugal SA	633,937	$3,180,847

		3,579,675
Singapore — 2.2%
CapitaLand Ltd.	739,000	1,897,787
CapitaMall Trust	987,000	1,564,459
ComfortDelGro Corp. Ltd.	318,000	637,702
DBS Group Holdings Ltd.	591,000	7,948,767
Global Logistic Properties Ltd.	530,000	1,148,636
Golden Agri-Resources Ltd.	1,629,000	726,514
Keppel Corp. Ltd.	120,000	1,038,777
Keppel Land Ltd.	61,000	165,464
M1, Ltd.	12,000	33,806
Noble Group Ltd.	177,000	194,823
Oversea-Chinese Banking Corp. Ltd.	185,000	1,418,973
Singapore Telecommunications Ltd.	2,755,000	8,514,857
UOL Group Ltd.	34,000	177,970

		25,468,535
Spain — 4.1%
ACS Actividades de Construccion y Servicios SA	71,558	3,275,225
Amadeus IT Holding SA, Class A	156,909	6,468,303
Banco Santander SA	11,715	122,413
Bankinter SA	44,388	347,376
CaixaBank SA	162,223	1,000,765
Distribuidora Internacional de Alimentacion SA	7,615	70,090
Ebro Foods SA	1,329	29,527
EDP Renovaveis SA	22,364	166,569
Ferrovial SA	79,207	1,764,806
Gamesa Corp. Tecnologica SA (a)	302,655	3,774,869
Gas Natural SDG SA	56,643	1,789,536
Grifols SA	20,568	1,123,834
Iberdrola SA	1,912,756	14,631,693
Inditex SA	8,634	1,328,815
Repsol SA	161,797	4,266,050
Sacyr SA (a)	3,698	23,426
Telefonica SA	371,448	6,376,962

		46,560,259
Sweden — 4.5%
Castellum AB	30,535	541,236
Hennes & Mauritz AB, Class B	150,956	6,590,713
Intrum Justitia AB	140,855	4,201,281
Investment AB Kinnevik, Class B	3,930	167,451
Investor AB, Class B	37,108	1,390,481
Meda AB, A Shares	2,796	48,540
Nordea Bank AB	340,628	4,802,153
Skandinaviska Enskilda Banken AB, Class A	939,450	12,539,541
Common Stocks	Shares	Value
Sweden (concluded)
Swedbank AB, Class A	248,279	$6,576,193
Telefonaktiebolaget LM Ericsson, Class B	896,919	10,835,450
TeliaSonera AB	277,612	2,027,116
Trelleborg AB, B Shares	107,848	2,293,616

		52,013,771
Switzerland — 6.6%
Actelion Ltd., Registered Shares (a)	8,354	1,057,363
Baloise Holding AG, Registered Shares	25,171	2,963,808
Cie Financiere Richemont SA, Registered Shares	102,576	10,748,859
EMS-Chemie Holding AG, Registered Shares	327	130,488
Georg Fischer AG, Registered Shares (a)	4,357	3,118,464
Givaudan SA, Registered Shares (a)	63	104,953
Glencore PLC (a)	535,192	2,982,472
Lonza Group AG, Registered Shares (a)	772	83,954
Nestle SA, Registered Shares	126,632	9,812,322
Novartis AG, Registered Shares	114,292	10,350,095
Pargesa Holding SA, Bearer Shares	182	16,336
PSP Swiss Property AG (a)	519	48,808
Roche Holding AG	90,330	26,914,438
Sika AG - Bearer Shares	117	478,016
Swiss Life Holding AG, Registered Shares (a)	1,095	259,561
Swiss Re AG (a)	36,939	3,284,510
Syngenta AG, Registered Shares	1,448	534,962
Transocean Ltd.	75,268	3,381,654

		76,271,063
United Kingdom — 15.3%
Admiral Group PLC	668	17,700
Afren PLC (a)	86,408	214,060
African Barrick Gold PLC	50,293	177,835
Ashtead Group PLC	1	15
AstraZeneca PLC	102,713	7,641,604
Babcock International Group PLC	235,055	4,672,164
Barclays PLC	978,515	3,564,511
BG Group PLC	172,674	3,643,656
BHP Billiton PLC	190,189	6,182,853
BP PLC	975,921	8,593,879
British American Tobacco PLC	49,693	2,956,845
British Sky Broadcasting Group PLC	568,605	8,796,919
Britvic PLC	475,215	5,916,171
BT Group PLC	1,189,731	7,817,792
Burberry Group PLC	109,528	2,779,933
Capita PLC	102,137	2,000,994

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Centrica PLC	2,171,266	$11,602,428
Close Brothers Group PLC	54,617	1,193,284
Daily Mail & General Trust PLC, Non-Voting A Shares	9,368	133,314
Derwent London PLC	8,337	381,850
Dixons Retail PLC (a)	1,025,320	873,088
easyJet PLC	118,785	2,773,949
Friends Life Group Ltd.	10,769	58,069
GlaxoSmithKline PLC	123,090	3,277,293
Great Portland Estates PLC	4,914	54,132
Greene King PLC	7,240	104,518
Hammerson PLC	81,850	812,179
Howden Joinery Group PLC	261,334	1,384,830
HSBC Holdings PLC	1,889,954	19,173,719
IG Group Holdings PLC	23,384	234,921
Imperial Tobacco Group PLC	7,880	354,506
Intermediate Capital Group PLC	47,594	317,678
ITV PLC	1,959,734	5,972,192
J. Sainsbury PLC	889,555	4,801,777
Land Securities Group PLC	1,459	25,853
Legal & General Group PLC	468,306	1,804,146
Lloyds Banking Group PLC (a)	8,366,334	10,634,213
Mondi PLC	2,400	43,572
National Grid PLC	15,814	227,671
Paragon Group of Cos. PLC	150,407	905,401
Provident Financial PLC	29,201	1,140,792
Qinetiq Group PLC	147,186	520,667
Reckitt Benckiser Group PLC	8,381	730,783
Rightmove PLC	22,618	829,092
Rio Tinto PLC	55,824	3,014,174
Rolls-Royce Holdings PLC (a)	2,183	39,885
Schroders PLC	31,584	1,353,439
Smith & Nephew PLC	26,261	464,767
Spirax-Sarco Engineering PLC	16,733	782,141
SSE PLC	420,646	11,268,705
Standard Chartered PLC	93,180	1,904,607
Common Stocks	Shares	Value
United Kingdom (concluded)
Standard Life PLC	351,134	$2,246,375
Tate & Lyle PLC	259,731	3,038,839
Taylor Wimpey PLC	63,149	123,080
Telecity Group PLC	35,213	454,165
Thomas Cook Group PLC (a)	829,004	1,892,114
Tui Travel PLC	359,870	2,449,798
Unilever PLC	3,766	170,711
United Utilities Group PLC	9,524	143,718
Vedanta Resources PLC	67,938	1,288,470
Vodafone Group PLC	1,295,413	4,329,631
William Hill PLC	858,121	4,817,960
WM Morrison Supermarkets PLC	80,861	253,601

		175,379,028
Total Common Stocks — 97.0%		1,115,047,742

Rights — 0.0%
Spain — 0.0%
Repsol SA (a)	179,155	121,923
Total Long-Term Investments (Cost — $1,071,039,448) — 97.0%		1,115,169,665

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	9,211,898	9,211,898
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	1,712,636	1,712,636
Total Short-Term Securities (Cost — $10,924,534) — 0.9%		10,924,534
Total Investments (Cost — $1,081,963,982*) — 97.9%		1,126,094,199
Other Assets Less Liabilities — 2.1%		23,830,448

Net Assets — 100.0%		$1,149,924,647

Notes to Schedule of Investments

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,082,800,282

Gross unrealized appreciation	$64,496,178
Gross unrealized depreciation	(21,202,261)

Net unrealized appreciation	$43,293,917

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

8	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (continued)

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,130,217	3,081,681	9,211,898	$4,965
BlackRock Cash Funds: Prime, SL Agency Shares	—	1,712,636	1,712,636	$113,187

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviations

FTSE	Financial Times Stock Exchange
EUR	Euro
USD	U.S. Dollar

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
23	SPI 200 Index	Australian Securities Exchange	September 2014	USD	2,902,918	$178
33	Swiss Market Index	Eurex	September 2014	USD	3,180,920	(45,280)
67	FTSE 100 Index	Euronext Liffe	September 2014	USD	7,695,087	(22,318)
101	Nikkei 225 Index	Chicago Mercantile	September 2014	USD	7,559,671	(18,036)
242	Euro Stoxx 50 Index	Eurex Mercantile	September 2014	USD	10,709,900	(140,116)
Total						$(225,572)

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	9

Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$8,372,541	$87,218,958	—	$95,591,499
Austria	56,509	5,425,639	—	5,482,148
Belgium	4,726,034	22,025,332	—	26,751,366
Bermuda	—	383,745	—	383,745
Denmark	—	28,668,672	—	28,668,672
Finland	6,641,678	18,895,831	—	25,537,509
France	6,845,558	78,414,170	—	85,259,728
Germany	—	73,903,635	—	73,903,635
Hong Kong	—	22,229,741	—	22,229,741
Ireland	3,746,480	5,322,297	—	9,068,777
Israel	—	177,600	—	177,600
Italy	798,108	31,645,140	—	32,443,248
Japan	—	254,313,428	—	254,313,428
Netherlands	—	38,216,047	—	38,216,047
New Zealand	36,411	205,762	—	242,173
Norway	—	37,506,095	—	37,506,095
Portugal	398,828	3,180,847	—	3,579,675
Singapore	—	25,468,535	—	25,468,535
Spain	—	46,560,259	—	46,560,259
Sweden	—	52,013,771	—	52,013,771
Switzerland	—	76,271,063	—	76,271,063

See Notes to Financial Statements.

10	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
United Kingdom	$8,796,919	$166,582,109	—	$175,379,028
Rights	121,923	—	—	121,923
Short-Term Securities	10,924,534	—	—	10,924,534

Total	$51,465,523	$1,074,628,676	—	$1,126,094,199

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$178	—	—	$178
Liabilities:
Equity contracts	(225,750)	—	—	(225,750)

Total	$(225,572)	—	—	$(225,572)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,914,000	—	—	$1,914,000
Foreign currency at value	22,738,960	—	—	22,738,960
Liabilities:
Collateral on securities loaned at value	—	$(1,712,636)	—	(1,712,636)

Total	$24,652,960	$(1,712,636)	—	$22,940,324

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	11

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $1,665,540) (cost — $1,071,039,448)	$1,115,169,665
Investments at value — affiliated (cost — $10,924,534)	10,924,534
Cash pledged for financial futures contracts	1,914,000
Foreign currency at value (cost — $22,684,367)	22,738,960
Investments sold receivable	17,289,775
Dividends receivable	3,780,948
Variation margin receivable on financial futures contracts	40,153
Securities lending income receivable — affiliated	31,078

Total assets	1,171,889,113

Liabilities
Collateral on securities loaned at value	1,712,636
Investments purchased payable	14,876,884
Withdrawals payable to investors	4,906,094
Investment advisory fees payable	368,434
Administration fees payable	47,184
Trustees’ fees payable	546
Other accrued expenses payable	14,581
Variation margin payable on financial futures contracts	38,107

Total liabilities	21,964,466

Net Assets	$1,149,924,647

Net Assets Consist of
Investors’ capital	$1,105,955,658
Net unrealized appreciation/depreciation	43,968,989

Net Assets	$1,149,924,647

See Notes to Financial Statements.

12	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$26,173,210
Securities lending — affiliated — net	113,187
Income — affiliated	4,965
Foreign taxes withheld	(3,830,887)

Total income	22,460,475

Expenses
Investment advisory	1,802,189
Administration	225,985
Professional	17,575
Trustees	10,723

Total expenses	2,056,472
Less fees waived by Manager	(30,828)

Total expenses after fees waived	2,025,644

Net investment income	20,434,831

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,685,939)
Financial futures contracts	1,656,398
Foreign currency transactions	259,437

229,896

Net change in unrealized appreciation/depreciation on:
Investments	38,432,662
Financial futures contracts	(672,035)
Foreign currency translations	(89,259)

37,671,368

Total realized and unrealized gain	37,901,264

Net Increase in Net Assets Resulting from Operations	$58,336,095

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Period October 31, 2013[1] to December 31, 2013

Operations
Net investment income	$20,434,831	$518,167
Net realized gain (loss)	229,896	(752,148)
Net change in unrealized appreciation/depreciation	37,671,368	6,297,621

Net increase in net assets resulting from operations	58,336,095	6,063,640

Capital Transactions
Proceeds from contributions	547,140,803	903,389,676
Value of withdrawals	(8,370,142)	(356,635,425)

Net increase in net assets derived from capital transactions	538,770,661	546,754,251

Net Assets
Total increase in net assets	597,106,756	552,817,891
Beginning of period	552,817,891	—

End of period	$1,149,924,647	$552,817,891

[1]	Commencement of operations.

See Notes to Financial Statements.

14	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Financial Highlights

	Six Months Ended June 30, 2014 (Unaudited)	Period October 31, 2013[1] to December 31, 2013

Total Investment Return
Total Investment Return[2]	5.41%	1.60%

Ratio to Average Net Assets
Total expenses[3]	0.46%	0.53%

Total expenses after fees waived[3]	0.45%	0.45%

Net investment income[3]	4.52%	1.17%

Supplemental Data
Net assets, end of period (000)	$1,149,925	$552,818

Portfolio turnover	72%	15%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	15

Notes to Financial Statements (Unaudited)

1. Organization:

International Tilts Master Portfolio (the “Master Portfolio”) is a series of Master Investment Portfolio (“MIP”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

16	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Credit Suisse Securities (USA) LLC	$1,318,729	$(1,318,729)	—
Deutsche Bank Securities, Inc.	169,942	(169,942)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	176,869	(144,650)	$32,219

Total	$1,665,540	$(1,633,321)	$32,219

[1]

Collateral with a value of $1,712,636 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of June 30, 2014. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	17

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014

	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation/depreciation[1]	$178	$(225,750)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/ Depreciation on
Equity contracts: Financial futures contracts	$1,656,398	$(672,035)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	462
Average notional value of contracts purchased	$31,148,796

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

18	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38%
$3 Billion — $5 Billion	0.36%
$5 Billion — $10 Billion	0.35%
Greater than $10 Billion	0.34%

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Manager, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administration services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $2,529.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2015. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the Manager waived $28,299 pursuant to the agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated – net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $29,013 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	19

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $1,203,111,243 and $660,759,742, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax return remains open for the period ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.
9. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of June 30, 2014, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	14%
Oil, Gas & Consumable Fuels	9
Pharmaceuticals	8
Diversified Telecommunication Services	5
Insurance	5
Other[1]	59

[1]	All other industries held were less than 5% of long-term investments.

20	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	21

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on February 19-21, 2014 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor, and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to International Tilts Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Sub-Advisory Agreement was substantially the same as the sub-advisory agreement(s) previously approved with respect to certain other portfolio(s) of the Master Fund.

The Board also met in person on April 24, 2014 and May 28-30, 2014 (the “May Meeting”) to consider the continuation of the Sub-Advisory Agreement.

The Board previously met in person on September 18-20, 2013 (the “September Meeting”) to consider the initial approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of the Master Portfolio. At the September Meeting, the Board, including the Independent Board Members, unanimously approved the Advisory Agreement for a two-year term ending September 17, 2015.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

Board Considerations in Approving the Sub-Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement and, generally on an annual basis, the continuation of the Sub-Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The factors considered by the Board at the February Meeting in connection with approving the Sub-Advisory Agreement and at the May Meeting in connection with continuing the Sub-Advisory Agreement were substantially the same as the factors considered by the Board at the September Meeting in connection with approving the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the September Meeting is included in the Master Portfolio’s annual shareholder report for the period ended December 31, 2013.

Conclusion

The Board, including all the Independent Board Members, approved (a) at the February Meeting, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio for a term ending June 30, 2014 and (b) at the May Meeting, the continuation of the Sub-Advisory Agreement with respect to the Master Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decisions to approve the Sub-Advisory Agreement and its continuation, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

22	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Paul L. Audet, Trustee

Henry Gabbay, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Richard Horner, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Master Portfolio and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Master Portfolio. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017

Sub-Advisor BlackRock Fund Advisors San Francisco, CA 94105	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019

Address of the MIP 100 Bellevue Parkway Wilmington, DE 19809

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014	23

Additional Information

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

24	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2014

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2014

4